  HARTFORD LIFE INSURANCE COMPANY                   [THE HARTFORD LOGO]
  GROUP VARIABLE ANNUITY CONTRACTS
  SEPARATE ACCOUNT ELEVEN
  PREMIERSOLUTIONS STATE OF CONNECTICUT

    This Prospectus describes information you should know before you purchase or become a Participant under a group variable annuity contract (the "Contract" or "Contracts"). Please read it carefully before you purchase or become a Participant under the Contract.

    Hartford Life Insurance Company issues the Contracts for use in certain retirement programs adopted according to the Internal Revenue Code.

    You or your Employer allocate your plan Contribution to "Sub-Accounts." Sub-Accounts are subdivisions of one of our Separate Accounts that we establish to keep your Contributions separate from our company assets. The Sub-Accounts purchase shares of underlying mutual funds ("Funds") that have investment strategies ranging from conservative to aggressive. You choose the Sub-Accounts that meet your investment goals and risk tolerance.

    The underlying Funds are listed below:

-   Hartford Advisers HLS Fund -- Class IA
-   Hartford Capital Appreciation HLS Fund -- Class IA
-   Hartford Dividend and Growth HLS Fund -- Class IA
-   Hartford Index HLS Fund -- Class IA
-   Hartford Mid Cap HLS Fund -- Class IA
-   Hartford Small Company HLS Fund -- Class IA
-   Hartford Stock HLS Fund -- Class IA
-   Hartford Total Return Bond HLS Fund -- Class IA
-   Invesco Financial Services Fund -- Investor Class
-   Invesco Leisure Fund -- Investor Class
-   Invesco Small Cap Growth Fund -- Investor Class
-   Janus Worldwide Fund -- Class S
-   Massachusetts Investors Growth Stock Fund -- Class A
-   MFS(R) Core Equity Fund -- Class A
-   MFS(R) Mid Cap Growth Fund -- Class A
-   MFS(R) Value Fund -- Class A
-   Mutual Shares Fund -- Class A
-   Templeton Foreign Fund -- Class A
-   Van Kampen Equity and Income Fund -- Class A*

* Pending shareholder approval, effective on or about June 1, 2010, the underlying Fund's name will change as follows:

                     UNDERLYING FUND                                               NEW FUND NAME
-----------------------------------------------------------------------------------------------------------------------
Van Kampen Equity and Income Fund -- Class A                Invesco Van Kampen Equity and Income Fund -- Class A

    For more information on the underlying Funds see the section entitled "The Funds."

    For Contracts issued in connection with Employer-sponsored retirement programs, the Contract Owner decides which Sub-Accounts described in this Prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored retirement program, you may not be able to allocate Contributions to all of the Sub-Accounts described in this Prospectus. For additional information describing which Sub-Accounts are available to you, please refer to the materials describing your Employer's program.

    Depending on which Sub-Accounts you select, the underlying Funds may be retail mutual funds that are available to the public, or mutual funds that are only available to insurance company separate accounts. Because your Contributions purchase Sub-Accounts, YOU DO NOT INVEST DIRECTLY IN ANY OF THE UNDERLYING FUNDS. For a list of the Sub-Accounts available under the Contract, see the section entitled "The Funds."

    The Contracts may contain a General Account option. The General Account option has certain restrictions. The General Account option and these restrictions are not described in this Prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission ("SEC").

    If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records. You can also call us at 1-800-528-9009 to get a Statement of Additional Information, free of charge. The Statement of Additional

Information contains more information about the Contract, and like this Prospectus, is filed with the SEC. We have included a Table of Contents for the Statement of Additional Information at the end of this Prospectus.

    The SEC doesn't approve or disapprove these securities or determine if the information in this Prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.

    This Prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov).

    This group variable annuity contract IS NOT:

-   A bank deposit or obligation

-   Federally insured

-   Endorsed by any bank or governmental agency

--------------------------------------------------------------------------------

Prospectus Dated: May 3, 2010

Statement of Additional Information Dated: May 3, 2010

                               TABLE OF CONTENTS

SECTION                                                                PAGE
--------------------------------------------------------------------------------
GLOSSARY OF SPECIAL TERMS                                                 4
FEE TABLE                                                                 6
SUMMARY                                                                  14
PERFORMANCE RELATED INFORMATION                                          17
HARTFORD LIFE INSURANCE COMPANY                                          17
THE SEPARATE ACCOUNT                                                     18
THE FUNDS                                                                18
GENERAL ACCOUNT OPTION                                                   22
CONTRACT CHARGES                                                         22
 Contingent Deferred Sales Charge                                        22
 Annual Maintenance Fee                                                  23
 Is there ever a time when the Contingent Deferred Sales Charge          23
  or Annual Maintenance Fee do not apply?
 Mortality and Expense Risk and Administrative Charge                    24
 Loan Fees                                                               25
 Premium Taxes                                                           25
 Transfer Fee                                                            25
 Experience Rating under the Contracts                                   25
 Negotiated Charges and Fees                                             25
 Charges of the Funds                                                    26
 Plan Related Expenses                                                   26
THE CONTRACTS                                                            26
 The Contracts Offered                                                   26
 Assignments                                                             26
 Pricing and Crediting of Contributions                                  26
 May I cancel my certificate?                                            26
 What is a Surrender Charge Offset?                                      27
 May I make changes in the amounts of my Contribution?                   27
 Can you transfer from one Sub-Account to another?                       27
 What is a Sub-Account Transfer?                                         27
 What Happens When you Request a Sub-Account Transfer?                   27
 What Restrictions Are There on your Ability to Make a                   28
  Sub-Account Transfer?
 Fund Trading Policies                                                   28
 How are you affected by frequent Sub-Account Transfers?                 29
 General Account Option Transfers                                        30
 Telephone and Internet Transfers                                        30
 Dollar Cost Averaging                                                   30
 May I request a loan from my Participant Account?                       31
 How do I know what my Participant Account is worth?                     31
 How are the underlying Fund shares valued?                              32
DEATH BENEFITS                                                           33
 Determination of the Beneficiary                                        33
 Death before the Annuity Commencement Date                              33
 Calculation of the death benefit                                        33
 Death on or after the Annuity Commencement Date                         33
SETTLEMENT PROVISIONS                                                    34
 Can payment of the Surrender value ever be postponed beyond the         34
  seven-day period?
 May I Surrender once Annuity Payouts have started?                      34
 How do I elect an Annuity Commencement Date and Annuity Payout          34
  Option?
 What is the minimum amount that I may select for an Annuity             35
  Payout?
 How are Contributions made to establish an Annuity Account?             35
 Can a Contract be suspended by a Contract Owner?                        35
 Annuity Payout Options                                                  35
 Systematic Withdrawal Option                                            36
 How are Variable Annuity Payouts determined?                            37
FEDERAL TAX CONSIDERATIONS                                               38
 A. General                                                              38
 B. Taxation of Hartford and the Separate Account                        38
 C. Diversification of the Separate Account                              39
 D. Tax Ownership of the Assets in the Separate Account                  39
 E. Non-Natural Persons as Owners                                        40
 F. Annuity Purchases by Nonresident Aliens and Foreign                  40
  Corporations
 G. Generation Skipping Transfer Tax                                     40
INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS                     40
MORE INFORMATION                                                         49
 Can a Contract be modified?                                             49
 Can Hartford waive any rights under a Contract?                         49
 How Contracts Are Sold                                                  49
 Who is the custodian of the Separate Account's assets?                  50
 Are there any material legal proceedings affecting the Separate         51
  Account?
 How may I get additional information?                                   51
APPENDIX I -- ACCUMULATION UNIT VALUES                                   52
TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION                55

                           GLOSSARY OF SPECIAL TERMS

ACCUMULATION PERIOD: The period before the start of Annuity payouts.

ACCUMULATION UNITS: If you allocate your Contributions to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts prior to Annuitization.

ADMINISTRATIVE OFFICE: Our overnight mailing address is: 1 Griffin Road North, Windsor, CT 06095-1512. Our standard mailing address is: IPD/Retirement Plans Service Center, P.O. Box 1583, Hartford, Connecticut 06144-1583.

ANNUAL MAINTENANCE FEE: An annual charge for establishing and maintaining a Participant's Account under a Contract.

ANNUITANT: The person on whose life Annuity payouts are based.

ANNUITANT'S ACCOUNT: An account established at the beginning of the Annuity Period for making Annuity payouts under the Contracts.

ANNUITY: A series of payments for life or another designated period.

ANNUITY COMMENCEMENT DATE: The date we start to make Annuity payouts to you.

ANNUITY PERIOD: The period during which we make Annuity payouts to you.

ANNUITY UNIT: A unit of measure we use to calculate the value of Annuity payments under a Variable Annuity payout option.

BENEFICIARY: The person or persons designated to receive Contract values in the event of the Participant's or Annuitant's death.

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT OWNER: The Employer or entity owning the Contract.

CONTRACT YEAR: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.

CONTRIBUTION(S): The amount(s) paid or transferred or rolled over to us by the Contract Owner on behalf of Participants pursuant to the terms of the Contracts.

DATE OF COVERAGE: The date on which we receive the application on behalf of a Participant.

DUE PROOF OF DEATH: A certified copy of the death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased or any other proof acceptable to us.

EMPLOYER: An employer maintaining a Tax Sheltered Annuity plan, a Deferred Compensation Plan, or an Individual Retirement Annuity plan for its employees.

FIXED ANNUITY: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.

GENERAL ACCOUNT: Our General Account that consists of all of our company assets, including any money you have invested in the General Account option. The assets of the General Account are available to the creditors of Hartford.

HARTFORD, WE OR US: Hartford Life Insurance Company.

MINIMUM DEATH BENEFIT: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have started.

PARTICIPANT (ALSO, "YOU"): Any employee or former employee of an Employer or other individual with a Participant Account under in a Contract.

PARTICIPANT ACCOUNT: An account under a Contract to which the General Account values and the Separate Account Accumulation Units are allocated on behalf of a Participant under a Contract.

PARTICIPANT'S CONTRACT YEAR: A period of twelve (12) months beginning with the Date of Coverage of a Participant and each successive 12-month period.

PREMIUM TAX: A tax or amount of tax, if any, charged by a state, federal, or other governmental entity or Contributions or Contract values.

RELATED CONTRACT: Another contract or funding vehicle under your plan that may be considered when determining charges or benefits under the Contract described in this Prospectus. Your Employer and Hartford agree as to whether another contract or funding vehicle is eligible as a Related Contract.

SUB-ACCOUNT VALUE: The value on or before the Annuity Commencement Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit value for that Sub-Account.

SURRENDER: Any withdrawal of Contract values.

TAX SHELTERED ANNUITY (ALSO "TAX DEFERRED ANNUITY"): An Annuity Contract purchased by an Employer on behalf of its employees that qualifies for special tax treatment under section 403(b) of the Code.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of a Separate Account is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

VARIABLE ANNUITY: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying securities of the Separate Account.

                                   FEE TABLE

    THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT A CONTRACT OWNER WILL PAY WHEN PURCHASING, OWNING AND SURRENDERING THE CONTRACT OR, IF YOU ARE A PARTICIPANT, WHEN OPENING, HOLDING AND SURRENDERING A PARTICIPANT ACCOUNT UNDER THE CONTRACT. IN ADDITION TO THE FEES DESCRIBED BELOW, THE CONTRACT OWNER MAY DIRECT US TO DEDUCT ADDITIONAL FEES FOR CERTAIN PLAN RELATED EXPENSES (SEE "PLAN RELATED EXPENSES" UNDER THE SECTION ENTITLED "CONTRACT CHARGES").

    IF YOU ARE A CONTRACT OWNER, THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU PURCHASE THE CONTRACT OR SURRENDER THE CONTRACT. IF YOU ARE A PARTICIPANT, THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU OPEN A PARTICIPANT ACCOUNT OR SURRENDER A PARTICIPANT ACCOUNT UNDER THE CONTRACT. CHARGES FOR STATE PREMIUM TAXES MAY ALSO BE DEDUCTED WHEN YOU CONTRIBUTE TO THE CONTRACT, UPON SURRENDER OR WHEN WE START TO MAKE ANNUITY PAYOUTS.

CONTRACT OWNER TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of premium payments)                                     None
Transfer Fee (1)                                                                                            $5
Contingent Deferred Sales Charge (as a percentage of amounts surrendered) (2)
  During First Year                                                                                         5%
  During Second Year                                                                                        4%
  During Third Year                                                                                         3%
  During Fourth Year                                                                                        2%
  During Fifth Year                                                                                         1%
  During Sixth Year and thereafter                                                                          0%
Loan Set-Up Fee (3)                                                                                        $50
Loan Administration Fee (3)(4)*                                                                            $50

------------

(1) The Transfer Fee applies to transfers between available investment options under the Contract. Currently we do not charge the $5 Transfer Fee. The Transfer Fee does not apply to Contracts issued in New York.

(2) Each Participant Account has its own Contingent Deferred Sales Charge schedule. The percentage of the Contingent Deferred Sales Charge depends on the number of Participant's Contract Years completed with respect to the Participant's Account before the Surrender. We waive the Contingent Deferred Sales Charge on certain types of Surrenders. See the Contingent Deferred Sales Charge in the Charges and Fees Section of this Prospectus.

(3) This is the maximum fee we would charge. (See "May I request a Loan from my Participant Account?")

(4) We deduct this $50 annual loan administration fee on a quarterly basis from a Participant Account. We deduct 25 percent of the annual fee at the end of each quarter or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.

* This fee does not include any rate of interest charged under the terms of a loan. Any interest charged in connection with a loan is deposited to your Participant Account upon repayment of your loan.

    THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT OR HAVE A PARTICIPANT ACCOUNT UNDER THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.

ANNUAL MAINTENANCE FEE (5)                                                                                 $30

MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account value) (6)

     BEFORE ANNUITY COMMENCEMENT DATE:

RANGE OF MORTALITY AND EXPENSE RISK AND                   MORTALITY AND
ADMINISTRATIVE CHARGE BASED ON TOTAL VALUE OF           EXPENSE RISK AND
PARTICIPANT ACCOUNTS UNDER A CONTRACT (7)             ADMINISTRATIVE CHARGE
-----------------------------------------------------------------------------
 $0 to $3,499,999.99                                           1.25%
 $3,500,000.00 to $4,999,999.99                                1.05%
 $5,000,000.00 to $24,999,999.99                               0.85%
 $25,000,000.00 to $34,999,999.99                              0.75%
 $35,000,000.00 to $49,999,999.99                              0.65%
 $50,000,000.00 to $69,999,999.99                              0.50%
 $70,000,000.00 to $84,999,999.99                              0.35%
 $85,000,000.00 to $99,999,999.99                              0.15%
 $100,000,000.00 and over                                      0.00%

  AFTER ANNUITY COMMENCEMENT DATE:

                                                          MORTALITY AND
                                                        EXPENSE RISK AND
                                                      ADMINISTRATIVE CHARGE
-----------------------------------------------------------------------------
 All Participant Accounts                                       1.25%

------------

(5) We deduct this $30 annual maintenance fee from each Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.

(6) The Mortality and Expense Risk and Administrative Charge can be reduced (See "Experience Rating Under the Contracts" and "Negotiated Charges and Fees").

(7) The rate of the charge depends on the total value of the aggregate Participant Accounts within the Contract anticipated by your Employer within 24 months of initial purchase by your Employer. The rate applicable to your Participant Account is described in your Participant enrollment materials.

    We may eliminate or change the Transfer Fee, Contingent Deferred Sales Charge, Mortality and Expense Risk and Administrative Charge and Annual Maintenance Fee. (See "Experience Rating Under the Contracts" and "Negotiated Charges and Fees"). We may also deduct a charge for Premium Taxes at the time of Surrender.

    THIS TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT OR HAVE A PARTICIPANT ACCOUNT UNDER THE CONTRACT. MORE DETAILS CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                                                                MINIMUM      MAXIMUM
--------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                             0.35%        1.66%
(expenses that are deducted from underlying Fund assets,
including management fees, Rule 12b-1 distribution
and/or service fees, and other expenses)

EXAMPLE

    THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THE EXAMPLES REFLECT A DEDUCTION FOR ANY CONTINGENT DEFERRED SALES CHARGE, ANNUAL MAINTENANCE FEE, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES AT EACH EXPENSE LEVEL AND THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UNDERLYING FUNDS. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES, INCOME TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT. THE EXAMPLES DO NOT REFLECT ANY DEDUCTION FOR CONTRACT OWNER DIRECTED PLAN RELATED EXPENSES. IF A DEDUCTION FOR PLAN RELATED EXPENSES APPLIED, EXPENSES WOULD BE HIGHER.

    THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN THE FOLLOWING EXAMPLE TABLE, HARTFORD ASSUMES A PARTICIPANT ACCOUNT VALUE OF $10,000 TO ILLUSTRATE THE CHARGES THAT WOULD BE DEDUCTED. THE EXAMPLES ASSUME THE ANNUAL MAINTENANCE FEE WILL ALWAYS BE DEDUCTED IF THE CONTRACT OR PARTICIPANT ACCOUNT IS SURRENDERED. WE CHANGE THE ANNUAL MAINTENANCE FEE FOR A $10,000 PARTICIPANT ACCOUNT VALUE INTO A PERCENTAGE TO MORE EASILY CALCULATE THE CHARGES. THE PERCENTAGE WE USE IS 0.30%.

    THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

     EXAMPLE -- 0.00% MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE

     (1) If you Surrender your Contract at the end of the applicable time period:

1 year                                                                      $674
3 years                                                                     $916
5 years                                                                   $1,153
10 years                                                                  $2,252

     (2) If you annuitize at the end of the applicable time period:

1 year                                                                      $170
3 years                                                                     $586
5 years                                                                   $1,023
10 years                                                                  $2,222

     (3) If you do not Surrender your Contract:

1 year                                                                      $200
3 years                                                                     $616
5 years                                                                   $1,053
10 years                                                                  $2,252

     EXAMPLE -- 0.15% MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE

     (1) If you Surrender your Contract at the end of the applicable time period:

1 year                                                                      $689
3 years                                                                     $963
5 years                                                                   $1,232
10 years                                                                  $2,414

     (2) If you annuitize at the end of the applicable time period:

1 year                                                                      $186
3 years                                                                     $633
5 years                                                                   $1,102
10 years                                                                  $2,384

     (3) If you do not Surrender your Contract:

1 year                                                                      $216
3 years                                                                     $663
5 years                                                                   $1,132
10 years                                                                  $2,414

     EXAMPLE -- 0.35% MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE

     (1) If you Surrender your Contract at the end of the applicable time period:

1 year                                                                      $710
3 years                                                                   $1,025
5 years                                                                   $1,336
10 years                                                                  $2,625

     (2) If you annuitize at the end of the applicable time period:

1 year                                                                      $206
3 years                                                                     $695
5 years                                                                   $1,206
10 years                                                                  $2,595

     (3) If you do not Surrender your Contract:

1 year                                                                      $236
3 years                                                                     $725
5 years                                                                   $1,236
10 years                                                                  $2,625

     EXAMPLE -- 0.50% MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE

     (1) If you Surrender your Contract at the end of the applicable time period:

1 year                                                                      $725
3 years                                                                   $1,071
5 years                                                                   $1,414
10 years                                                                  $2,781

     (2) If you annuitize at the end of the applicable time period:

1 year                                                                      $221
3 years                                                                     $741
5 years                                                                   $1,284
10 years                                                                  $2,751

     (3) If you do not Surrender your Contract:

1 year                                                                      $251
3 years                                                                     $771
5 years                                                                   $1,314
10 years                                                                  $2,781

     EXAMPLE -- 0.65% MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE

     (1) If you Surrender your Contract at the end of the applicable time period:

1 year                                                                      $740
3 years                                                                   $1,116
5 years                                                                   $1,491
10 years                                                                  $2,935

     (2) If you annuitize at the end of the applicable time period:

1 year                                                                      $237
3 years                                                                     $787
5 years                                                                   $1,361
10 years                                                                  $2,905

     (3) If you do not Surrender your Contract:

1 year                                                                      $267
3 years                                                                     $817
5 years                                                                   $1,391
10 years                                                                  $2,935

     EXAMPLE -- 0.75% MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE

     (1) If you Surrender your Contract at the end of the applicable time period:

1 year                                                                      $751
3 years                                                                   $1,146
5 years                                                                   $1,542
10 years                                                                  $3,036

     (2) If you annuitize at the end of the applicable time period:

1 year                                                                      $247
3 years                                                                     $818
5 years                                                                   $1,412
10 years                                                                  $3,006

     (3) If you do not Surrender your Contract:

1 year                                                                      $277
3 years                                                                     $848
5 years                                                                   $1,442
10 years                                                                  $3,036

     EXAMPLE -- 0.85% MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE

     (1) If you Surrender your Contract at the end of the applicable time period:

1 year                                                                      $761
3 years                                                                   $1,176
5 years                                                                   $1,592
10 years                                                                  $3,136

     (2) If you annuitize at the end of the applicable time period:

1 year                                                                      $257
3 years                                                                     $848
5 years                                                                   $1,462
10 years                                                                  $3,106

     (3) If you do not Surrender your Contract:

1 year                                                                      $287
3 years                                                                     $878
5 years                                                                   $1,492
10 years                                                                  $3,136

     EXAMPLE -- 1.05% MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE

     (1) If you Surrender your Contract at the end of the applicable time period:

1 year                                                                      $781
3 years                                                                   $1,236
5 years                                                                   $1,693
10 years                                                                  $3,333

     (2) If you annuitize at the end of the applicable time period:

1 year                                                                      $278
3 years                                                                     $909
5 years                                                                   $1,563
10 years                                                                  $3,303

     (3) If you do not Surrender your Contract:

1 year                                                                      $308
3 years                                                                     $939
5 years                                                                   $1,593
10 years                                                                  $3,333

     EXAMPLE -- 1.25% MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE

     (1) If you Surrender your Contract at the end of the applicable time period:

1 year                                                                      $802
3 years                                                                   $1,295
5 years                                                                   $1,794
10 years                                                                  $3,526

     (2) If you annuitize at the end of the applicable time period:

1 year                                                                      $298
3 years                                                                     $970
5 years                                                                   $1,664
10 years                                                                  $3,496

     (3) If you do not Surrender your Contract:

1 year                                                                      $328
3 years                                                                   $1,000
5 years                                                                   $1,694
10 years                                                                  $3,526

CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

    When Contributions are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Contributions, minus any Premium Taxes, by the Accumulation Unit value for that day. For more information on how Accumulation Unit values are calculated see "How do I know what my Participant Account is worth?". Please refer to Appendix I for information regarding Accumulation Unit values. Accumulation Unit values may be obtained, free of charge, by calling us at 1-800-528-9009.

AVAILABLE INFORMATION

    We provide information about our financial strength in reports filed with the SEC and state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above.

    You may read or copy these reports at the SEC's Public Reference Room at 100
F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.hartfordinvestor.com or visiting the SEC's website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.

                                    SUMMARY

WHAT ARE THE CONTRACTS?

    The Contracts are group variable annuity contracts. They are issued in connection with certain Employer programs allowing employee participation and special tax treatment under the Code.

WHAT IS THE ACCUMULATION PERIOD?

    During the Accumulation Period, under the Contracts, the Employer makes Contributions to the Contracts that are used to purchase variable Separate Account interests. Contributions allocated to purchase variable interests may, after the deductions described in this Prospectus, be invested in selected Sub-Accounts of a Separate Account.

    During the Accumulation Period, Participants may allocate monies held in a Separate Account among the available Sub-Accounts of the Separate Account. There may be restrictions under certain circumstances.

WHAT IS THE CONTINGENT DEFERRED SALES CHARGE UNDER THE CONTRACT?

    You do not pay a sales charges at the time Contributions are made to the Contract. We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender amounts held in your Participant Account under the Contract. The Contingent Deferred Sales Charge depends on the amount you choose to Surrender from your Participant Account and the number of Participant's Contract Years that have been completed before the Surrender.

    The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                                                            AS A PERCENTAGE
                                                             OF PARTICIPANT
                                                             ACCOUNT VALUE
PARTICIPANT'S CONTRACT YEARS                                  SURRENDERED
--------------------------------------------------------------------------------
During the First Year                                               5%
During the Second Year                                              4%
During the Third Year                                               3%
During the Fourth Year                                              2%
During the Fifth Year                                               1%
During the Sixth Year and thereafter                                0%

    We may reduce the amount or term of the Contingent Deferred Sales Charge (See "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    No deduction for Contingent Deferred Sales Charges will be made in certain cases. (See "Is there ever a time when the Contingent Deferred Sales Charge or Annual Maintenance Fee do not apply?")

WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

    MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE: Because we assume certain risks under the Contract, and we provide certain administrative services, we deduct a daily charge against all Contract values held in the Separate Account during the life of the Contract. This is the charge for mortality and expense risk and administrative undertakings. We deduct this charge at an annual rate from the average daily net assets of the Separate Account. The Mortality and Expense Risk and Administrative Charge can be reduced (See "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    Before the Annuity Commencement Date, the rate of the Mortality and Expense Risk and Administrative Charge depends on the amount of the aggregate Participant Accounts and equals:

                                                         MORTALITY AND EXPENSE
                                                               RISK AND
TOTAL VALUE OF PARTICIPANT ACCOUNTS UNDER A CONTRACT     ADMINISTRATIVE CHARGE
--------------------------------------------------------------------------------
$0 to $3,499,999.99                                               1.25%
$3,500,000.00 to $4,999,999.99                                    1.05%
$5,000,000.00 to $24,999,999.99                                   0.85%
$25,000,000.00 to $34,999,999.99                                  0.75%
$35,000,000.00 to $49,999,999.99                                  0.65%
$50,000,000.00 to $69,999,999.99                                  0.50%
$70,000,000.00 to $84,999,999.99                                  0.35%
$85,000,000.00 to $99,999,999.99                                  0.15%
$100,000,000.00 and over                                          0.00%

    After the Annuity Commencement Date, the rate of the Mortality and Expense Risk and Administrative Charge for all Participant Accounts is 1.25%.

    ANNUAL MAINTENANCE FEE: We deduct an Annual Maintenance Fee from the value of each Participant Account under a Contract. The maximum Annual Maintenance Fee is $30 per year, but this fee may be reduced or waived (See "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

IS THERE A DEDUCTION FOR PREMIUM TAXES?

    We deduct premium taxes imposed on us by a state or other government agency. Some states collect these taxes when Contributions are made; others collect at annuitization. Since we pay premium taxes when they are required by applicable law, we may deduct them from the Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The premium tax rate varies by state or municipality and currently ranges from 0 - 3.5%.

IS THERE A DEATH BENEFIT?

    We will pay a Minimum Death Benefit if a Participant dies before the earlier of the Participant's 65th birthday or the Annuity Commencement Date.

PARTICIPANT ACCOUNT LOANS

    You can request a loan from your Participant Account under certain plans. To obtain a loan, you enter into a loan agreement with Hartford that describes all the terms, conditions, fees or charges of your loan. Your Employer's plan may further restrict the amount of your Participant Account available for a loan. Participant Account loans may not be available in all states or in all Contracts, or may be subject to other restrictions.

    Loans may be subject to a one-time set-up fee of $50. In addition, loans may also be subject to an annual loan administration fee of $50. We deduct 25 percent of the annual fee at the end of each quarter or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.

WHAT IS THE ANNUITY PERIOD?

    At the end of the Accumulation Period, you can allocate Contract values held less Premium Taxes, if applicable, with respect to your Participant Account to establish Annuitants' Accounts to provide Fixed and/or Variable Annuities under the Contract.

WHAT ANNUITY PAYOUT OPTIONS ARE AVAILABLE?

    When you purchase an Annuity, you may choose one of the following Annuity payout options, or receive a lump sum payment:

    LIFE ANNUITY where we make monthly Annuity payments for as long as the Annuitant lives.

- Payments under this option stop upon the death of the Annuitant, even if the Annuitant dies after one payment.

    LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN where we make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by us.

    UNIT REFUND LIFE ANNUITY where we make monthly payments during the life of the Annuitant and when the Annuitant dies, we pay any remaining value to the Beneficiary. See Annuity payout Option 3 for a discussion of how the remaining value is determined.

    JOINT AND LAST SURVIVOR ANNUITY where we make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor.

- When the Annuity is purchased, the Annuitant elects what percentage (50%, 66 2/3%, or 100%) of the monthly Annuity payout will continue to be paid to the survivor.

- It is possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.

    PAYMENTS FOR A DESIGNATED PERIOD where we agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant's death prior to the end of the designated period, the present value of any then remaining payments will be paid in one sum to the Beneficiary unless other provisions have been made and approved by us.

- This option does not involve life contingencies and does not provide any mortality guarantee.

- Surrenders by the Annuitant are subject to the limitations set forth in the Contract and we may deduct a Contingent Deferred Sales Charge.

    UNDER ANY OF THE ANNUITY PAYOUT OPTIONS ABOVE, EXCEPT THE PAYMENTS FOR A DESIGNATED PERIOD OPTION (ON A VARIABLE BASIS), NO SURRENDERS ARE PERMITTED BY THE ANNUITANT AFTER ANNUITY PAYOUTS COMMENCE.

                        PERFORMANCE RELATED INFORMATION

    The Separate Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance. Certain Funds available through Separate Account Eleven are retail mutual funds that publish performance related information in newspapers, magazines, the internet and other media. Performance information published by a retail mutual fund will be different than the performance information published by Separate Account Eleven because performance information of a retail mutual fund does not include the expenses charged by Separate Account Eleven.

    When a Sub-Account advertises its STANDARDIZED TOTAL RETURN, it will usually be calculated from the date of the Sub-Account's inception into the Separate Account for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any contingent deferred sales charge which would be payable if the investment were redeemed at the end of the period). Total return figures reflect a deduction for all total fund operating expenses, the contingent deferred sales charge, the highest charge for mortality and expense risk and administrative undertakings, if applicable, and the highest Annual Maintenance Fee.

    A Separate Account may also advertise NON-STANDARD TOTAL RETURNS THAT PRE-DATE THE INCEPTION DATE OF THE SEPARATE ACCOUNT. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return figures reflect a deduction for total fund operating expenses, the actual charge for mortality, and expense risk and administrative undertakings, if applicable, and do not take into account contingent deferred sales charges or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized total returns.

    If applicable, a Sub-Account may advertise YIELD IN ADDITION TO TOTAL RETURN. The yield will be computed in the following manner: the net investment income per unit earned during a recent 30 day period is divided by the unit value on the last day of the period. This figure reflects the recurring charges on the Separate Account level including the charge for mortality, expense risk, administrative undertakings and the Annual Maintenance Fee.

    A money market Sub-Account may advertise YIELD AND EFFECTIVE YIELD. The yield of the Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges on the Separate Account level including the charge for mortality, expense risk and administrative undertakings and the Annual Maintenance Fee.

    We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

                        HARTFORD LIFE INSURANCE COMPANY

    Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in every state as well as the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 1583, Hartford, CT 06144-1583. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                              THE SEPARATE ACCOUNT

    We set aside and invest assets of some of our annuity contracts, including this Contract in the Separate Account. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law. The Separate Account holds only assets for variable annuity contracts. The Separate
Account:

       - Holds assets for the benefit of Participants and Contract Owners, and the persons entitled to the payments described in the Contract.

       - Is not subject to the liabilities arising out of any other business Hartford may conduct. The General Account is subject to the Company's claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.

       - Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other separate accounts.

       - May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other contracts offered by the Separate Account which are not described in this Prospectus.

       - Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

    WE DO NOT GUARANTEE THE INVESTMENT RESULTS OF THE SEPARATE ACCOUNT. THERE IS NO ASSURANCE THAT THE VALUE OF YOUR PARTICIPANT ACCOUNT WILL EQUAL THE TOTAL OF THE CONTRIBUTIONS MADE TO YOUR PARTICIPANT ACCOUNT.

    Separate Account Eleven was established on December 1, 2000.

                                   THE FUNDS

    The Separate Account is divided into "Sub-Accounts." Each Sub-Account invests in an underlying Fund. You choose the Funds that fit your investment goals and risk tolerance. Each Fund has its own investment objective, so each Fund is subject to different risks and expenses. For more complete information about each Fund, including risks and expenses, call us at 1-800-528-9009 to obtain each Fund's prospectus. Before investing, you should carefully read each Fund's prospectus along with this Prospectus.

    We do not guarantee the investment results of any of the underlying Funds. THE FUNDS MAY NOT BE AVAILABLE IN ALL STATES OR IN ALL CONTRACTS.

    Some of the Funds are retail mutual funds that are also directly available to the public without a Separate Account. If you were to purchase these Funds directly from a broker or mutual fund company, you would not receive the death benefit or incur the expenses of the Separate Account.

    Some of the Funds are mutual funds that are dedicated exclusively for purchase by insurance company separate accounts. These Funds are not available directly to the public.

SUB-ACCOUNT                                                 INVESTMENT OBJECTIVE SUMMARY         INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
RETAIL MUTUAL FUNDS:
 Invesco Financial Services Fund -- Investor Class    Seeks capital growth                      Invesco Advisers, Inc.
  (1)
 Invesco Leisure Fund -- Investor Class (2)           Capital growth                            Invesco Advisers, Inc.
 Invesco Small Cap Growth Fund -- Investor Class (3)  Long-term growth of capital               Invesco Advisers, Inc.
 Janus Worldwide Fund -- Class S                      Seeks long-term growth of capital in a    Janus Capital Management LLC
                                                      manner consistent with preservation of
                                                      capital.

SUB-ACCOUNT                                                 INVESTMENT OBJECTIVE SUMMARY         INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 Massachusetts Investors Growth Stock Fund -- Class   Seeks capital appreciation                Massachusetts Financial Services
  A                                                                                             Company (MFS)
 MFS(R) Core Equity Fund -- Class A (4)               Seeks capital appreciation                Massachusetts Financial Services
                                                                                                Company (MFS)
 MFS(R) Mid Cap Growth Fund -- Class A                Seeks capital appreciation                Massachusetts Financial Services
                                                                                                Company (MFS)
 MFS(R) Value Fund -- Class A                         Seeks capital appreciation                Massachusetts Financial Services
                                                                                                Company (MFS)
 Mutual Shares Fund -- Class A                        Capital appreciation, with income as a    Franklin Mutual Advisers, LLC
                                                      secondary goal
 Templeton Foreign Fund -- Class A                    Long-term growth of capital               Templeton Global Advisors Limited
 Van Kampen Equity and Income Fund -- Class A*        To seek the highest possible income       Van Kampen Asset Management
                                                      consistent with safety of principal.
                                                      Long term growth of capital is an
                                                      important secondary investment objective
INSURANCE COMPANY
DEDICATED MUTUAL FUNDS:
HARTFORD SERIES FUND, INC.
 Hartford Advisers HLS Fund -- Class IA               Seeks maximum long-term total return      HL Investment Advisors, LLC
                                                                                                Sub-advised by Wellington
                                                                                                Management Company, LLP
 Hartford Capital Appreciation HLS Fund -- Class IA+  Seeks growth of capital                   HL Investment Advisors, LLC
                                                                                                Sub-advised by Wellington
                                                                                                Management Company, LLP
 Hartford Dividend and Growth HLS Fund -- Class IA    Seeks a high level of current income      HL Investment Advisors, LLC
                                                      consistent with growth of capital         Sub-advised by Wellington
                                                                                                Management Company, LLP
 Hartford Index HLS Fund -- Class IA                  Seeks to provide investment results       HL Investment Advisors, LLC
                                                      which approximate the price and yield     Sub-advised by Hartford
                                                      performance of publicly traded common     Investment Management Company
                                                      stocks in the aggregate
 Hartford MidCap HLS Fund -- Class IA++               Seeks long-term growth of capital         HL Investment Advisors, LLC
                                                                                                Sub-advised by Wellington
                                                                                                Management Company, LLP
 Hartford Small Company HLS Fund -- Class IA          Seeks growth of capital                   HL Investment Advisors, LLC
                                                                                                Sub-advised by Wellington
                                                                                                Management Company, LLP and
                                                                                                Hartford Investment Management
                                                                                                Company
 Hartford Stock HLS Fund -- Class IA                  Seeks long-term growth of capital         HL Investment Advisors, LLC
                                                                                                Sub-advised by Wellington
                                                                                                Management Company, LLP
 Hartford Total Return Bond HLS Fund -- Class IA      Seeks a competitive total return, with    HL Investment Advisors, LLC
                                                      income as a secondary objective           Sub-advised by Hartford
                                                                                                Investment Management Company

* Pursuant to a Plan of Reorganization and upon shareholder approval, the Van Kampen Equity and Income Fund -- Class A will be merged into the Invesco Van Kampen Equity and Income Fund -- Class A effective as of the close of business of the New York Stock Exchange on or about June 1, 2010. If approved, the Invesco Van Kampen Equity and Income Fund -- Class A is added as a Sub-Account option to your Contract and all references to the Van Kampen Equity and Income Fund -- Class A is hereby deleted.

+     Closed to Contracts issued on or after January 3, 2005.
++ Closed to new and subsequent Contributions and transfers of Participant Account values, effective August 16, 2004.

NOTES

(1)  Formerly AIM Financial Services Fund -- Investor Class

(2)  Formerly AIM Leisure Fund -- Investor Class

(3)  Formerly AIM Small Cap Growth Fund -- Investor Class

(4)  Formerly MFS(R) Capital Opportunities Fund -- Class A

    MIXED AND SHARED FUNDING: Shares of the Funds that are dedicated to insurance company separate accounts are sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectus.

    VOTING RIGHTS: We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

       - Notify the Contract Owner or Participant of any Fund shareholders' meeting if the shares held for the Contract may be voted;

       - Send proxy materials and a form of instructions to the Contract Owner or Participant that may be used to tell us how to vote the Fund shares held for the Contract;

       - Arrange for the handling and tallying of proxies received from Contract Owners or Participants;

       - Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner or Participant; and

       - Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

    Voting all Fund shares for which no voting instructions are received in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners or Participants determining the outcome of a proposal subject to a shareholder vote.

    If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. Contract Owners or Participants may attend any shareholder meeting at which shares held for their Contract may be voted.

    During the Annuity Period under a Contract, the number of votes will decrease as the assets held to fund the Annuity benefits decrease.

    SUBSTITUTION, ADDITION OR DELETION OF FUNDS, SEPARATE ACCOUNTS AND/OR SUB-ACCOUNTS: We reserve the right, subject to any applicable law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law or as we deem appropriate. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. We also reserve the right, subject to any applicable law, to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future.

    We may offer additional separate account options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.

    FEES AND PAYMENTS RECEIVED BY HARTFORD FROM THE FUND FAMILIES: We want you to know that Hartford receives substantial fees and payments with respect to the underlying funds that are offered as Sub-Accounts to your Plan through the Contract. These types of fees and payments are sometimes called "revenue sharing" payments. We consider these fees and payments, among a number of other factors, when deciding to include a fund to the menu of Funds that we offer through the Contract. All of the underlying Funds on the overall menu make payments to Hartford or an affiliate. We receive these fees and payments under agreements between Hartford and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds in amounts up to 0.67% of assets invested in a Fund. These fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Hartford receives these fees and payments for its own account and expects to make a profit on the amount of the fees and payments that exceed Hartford's own expenses, including our expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.

    We also want you to understand that not all fund families pay the same amount of fees and compensation to us and not all funds pay according to the same formula. Because of this, the amount of the fees and payments received by Hartford varies by fund and Hartford may receive greater or less fees and payments depending on which variable investment options your Plan selects.

    For Example:

         As one of its selected investment options in its Group Variable Annuity Contract, the Any Company Retirement Plan maintains an average balance of $100,000 in an investment option investing in shares of a hypothetical mutual fund during the year. If the fund's principal underwriter pays Hartford a Rule 12b-1 fee at a rate of 0.50% of assets annually, and the fund's transfer agent pays Hartford an administrative service fee at a rate of 0.25% of assets annually, Hartford would receive $500 in 12b-1 fees and $250 in administrative service fees, for a total of $750 for that year due to the Plan's investment in the fund.

         If the Plan maintained an average balance of $100,000 in an investment option investing in a different fund during the year where that fund's principal underwriter pays Hartford a Rule 12b-1 fee at a rate of 0.25% of assets annually, and the fund's transfer agent pays Hartford an administrative services fee at a rate of $12 per Plan Participant Account invested in the investment option investing in the fund, and there are 20 participants with an account balance invested in that investment option, Hartford would receive $250 in 12b-1 fees and $240 in administrative service fees, for a total of $490 for that year due to the Plan's investment in the fund.

    You should also know that the principal underwriters of certain funds have chosen to offer for sale, and Hartford has selected, fund share classes with asset based sales charges and/or service fees that may or may not be higher than other available share classes of the same fund. As a result of any higher asset based fees and charges paid by investors in such share classes, the amount of fees and payments that might otherwise need to be paid by such fund principal underwriters or their affiliates to Hartford would decrease.

    Some of the Sub-Accounts available in the Contract invest in Funds that are part of our own affiliated family of funds. In addition to any fees and payments Hartford may receive with respect to those funds, one or more of our affiliates receives compensation from the funds, including among other things a management fee and 12b-1 fees from the funds.

    For information on which underlying funds pay Hartford such fees and at what level, please visit our website at retire.hartfordlife.com or call 1-800-874-2502, Option 4. Written information will be provided upon request.

    ENDORSEMENT FEES PAID BY HARTFORD: Hartford pays fees to the organizations listed below in exchange for an endorsement of our Contract. As part of the endorsement, Hartford is invited to participate in various programs, conferences and meetings offered through these organizations in order to allow us to market our Contract.

    Hartford also pays additional fees in order to sponsor certain programs offered through these organizations including the "Top Cop Awards" program and an annual "Pension and Benefits Seminar" offered to members of these organizations.

    For additional information on the amount of fees and payments made by Hartford, please call 1-800-874-2502, Option 4. Written information will be provided upon request.

    Organizations Receiving Endorsement Fee Payments from Hartford:

       1.   Peace Officers Research Association of California;

       2.   The National Association of Police Officers;

       3.   Florida Police Benevolent Association, Inc.;

       4.   Police Benevolent & Protective Association of Illinois;

       5.   Combined Law Enforcement Association of Texas; and

       6.   The American Public Garden Association.

                             GENERAL ACCOUNT OPTION

    IMPORTANT INFORMATION YOU SHOULD KNOW: THE PORTION OF THE CONTRACT RELATING TO THE GENERAL ACCOUNT OPTION IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE GENERAL ACCOUNT OPTION IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). NEITHER THE GENERAL ACCOUNT OPTION NOR ANY INTEREST IN THE GENERAL ACCOUNT OPTION IS SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE GENERAL ACCOUNT OPTION.

    The General Account option is part of our General Account that includes our company assets. Contributions and Contract values allocated to the General Account option are available to our general creditors.

    DECLARED RATE OF INTEREST: We credit interest on Contributions made to the General Account at a rate we declare for any period of time that we determine. We may change the declared interest rate from time to time at our discretion.

    GUARANTEED RATE OF INTEREST: We guarantee a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.

    DISTRIBUTIONS AND TRANSFERS: We generally process distributions and transfers from the General Account within a reasonable period of time after we receive a Participant request at our Administrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred. Distributions may be subject to a contingent deferred sales charge and may be deferred.

    THE GENERAL ACCOUNT IS SUBJECT TO THE COMPANY'S CLAIMS-PAYING ABILITY. INVESTORS MUST LOOK TO THE STRENGTH OF THE INSURANCE COMPANY WITH REGARD TO INSURANCE COMPANY GUARANTEES. OUR ABILITY TO HONOR ALL GUARANTEES UNDER THE CONTRACT IS SUBJECT TO OUR CLAIMS-PAYING CAPABILITIES AND/OR FINANCIAL STRENGTH.

    GUARANTEED SEPARATE ACCOUNT: We may also offer some Contract Owners a similar declared interest rate option through a guaranteed separate account. The portion of a Contract relating to such a guaranteed separate account is not registered under the 1933 Act and the guaranteed separate account is not registered as an investment company under the 1940 Act. All guarantees are subject to our claims paying ability.

                                CONTRACT CHARGES

    CONTINGENT DEFERRED SALES CHARGE: The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contracts, including:

       -   the cost of preparing sales literature,

       - commissions and other compensation paid to broker dealers and their registered representatives, and

       -   other promotional and distribution related activities.

    If the Contingent Deferred Sales Charge is not sufficient to cover sales and distribution expenses, we pay those expenses from our general assets, including surplus. Surplus might include profits resulting from unused mortality and expense risk charges.

    We do not deduct a sales charge at the time Contributions are made to the Contract. We may assess a Contingent Deferred Sales Charge when you partially or fully Surrender amounts held in your Participant Account under the Contract. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender from your Participant Account and the number of Participant Contract Years completed with respect to your Participant

Account before the Surrender. We do not assess a Contingent Deferred Sales Charge after the fifth Participant Contract Year.

    The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                                                            AS A PERCENTAGE
                                                             OF PARTICIPANT
                                                             ACCOUNT VALUE
PARTICIPANT'S CONTRACT YEARS                                  SURRENDERED
--------------------------------------------------------------------------------
During the First Year                                                5%
During the Second Year                                               4%
During the Third Year                                                3%
During the Fourth Year                                               2%
During the Fifth Year                                                1%
During the Sixth Year and thereafter                                 0%

    We may reduce the amount or term of the Contingent Deferred Sales Charge (See "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    When you request a full Surrender, the Contingent Deferred Sales Charge is deducted from the amount Surrendered and the balance is paid to you.

- Example: You request a full Surrender when the value of your Participant Account is $1,000 and the applicable Contingent Deferred Sales Charge is 5%:
    Your Sub-Account(s) will be surrendered by $1,000 and you will receive $950 (i.e., the $1,000 Surrender less the 5% Contingent Deferred Sales Charge).

    If you request a partial Surrender and ask for a specific dollar amount, the Contingent Deferred Sales Charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) to provide you with the amount requested.

- Example: You ask for $1,000 when the applicable Contingent Deferred Sales Charge is 5%: Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 made up of $52.63 in Contingent Deferred Sales Charge plus the $1,000 you requested). The net amount of $1,000 is paid to you.

    ANNUAL MAINTENANCE FEE: The Annual Maintenance Fee is an annual $30 fee that we deduct from each Participant Account on a quarterly basis. The fee compensates us for our administrative services related to maintaining the Contract and the Participant Accounts. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.

    IS THERE EVER A TIME WHEN THE CONTINGENT DEFERRED SALES CHARGE OR ANNUAL MAINTENANCE FEE DO NOT APPLY?

    We do not deduct the Contingent Deferred Sales Charge and Annual Maintenance Fee from a Surrender from Participant's Account under a Contract in the event of the Participant's:

       -   death,

       - disability, within the meaning of Code section 72(m)(7) (provided that any such disability would entitle the Participant to receive social security disability benefits),

       - for 403(b) Contracts, confinement in a nursing home, provided the Participant is confined immediately following at least 90 days of continuous confinement in a hospital or long term care facility,

       - severance from employment with the Employer on or after the Participant Contract Year 5 for Participants age 59 1/2 or older,

       - financial hardship (e.g., an immediate and heavy financial need of the Participant other than purchase of a principal residence or payment for post-secondary education), or

       - in the event that a Participant Account is paid out under one of the available Annuity payout options under the Contracts or under the Systematic Withdrawal Option (except that a Surrender out of Annuity payout option 5 is subject to Contingent Deferred Sales Charges, if applicable).

    Some of the foregoing events may not apply to Participants under an Individual Retirement Annuity.

    If you are otherwise eligible to make a withdrawal from your Participant Account under the terms of your Employer's plan, you can withdraw, on a non-cumulative basis, up to 10% of the value of your Participant Account, without application of a Contingent Deferred Sales Charge for each Participant Contract Year after the first Participant Contract Year. The minimum amount you can withdraw under this provision is $250.

    No deduction for the Contingent Deferred Sales Charge will apply to a transfer to a Related Participant Directed Account Option. A "Related Participant Directed Account Option" is a separate Participant directed investment account under your Employer's plan that your Employer identifies and we accept for the purpose of participant-directed transfers of amounts from the Contract for investment outside of the Contract. The Related Participant Directed Account Option may not be available in all states.

    MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE: For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate against all Contract values in the Sub-Accounts. The rate of the charge depends on the total value of the aggregate Participant Accounts within the Contract anticipated by your Employer within 24 months of initial purchase by your Employer. IF THE ACTUAL AGGREGATE LEVEL OF PARTICIPANT ACCOUNTS WITHIN THE CONTRACT IS LESSER THAN THE ANTICIPATED LEVEL, WE MAY INCREASE THE MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE ON A GOING-FORWARD BASIS. IN NO EVENT WILL THE CHARGE EXCEED 1.25%.

BEFORE ANNUITY COMMENCEMENT DATE

                                                             MORTALITY AND
                                                           EXPENSE RISK AND
TOTAL VALUE OF PARTICIPANT ACCOUNTS UNDER A CONTRACT     ADMINISTRATIVE CHARGE
--------------------------------------------------------------------------------
$0 to $3,499,999.99                                                1.25%
$3,500,000.00 to $4,999,999.99                                     1.05%
$5,000,000.00 to $24,999,999.99                                    0.85%
$25,000,000.00 to $34,999,999.99                                   0.75%
$35,000,000.00 to $49,999,999.99                                   0.65%
$50,000,000.00 to $69,999,999.99                                   0.50%
$70,000,000.00 to $84,999,999.99                                   0.35%
$85,000,000.00 to $99,999,999.99                                   0.15%
$100,000,000.00 and over                                           0.00%

AFTER ANNUITY COMMENCEMENT DATE

                                                             MORTALITY AND
                                                           EXPENSE RISK AND
                                                         ADMINISTRATIVE CHARGE
--------------------------------------------------------------------------------
All Participants                                                   1.25%

    When your Employer purchases the Contract, your Employer chooses one of the following two methods that the mortality and expense risk and administrative charge is deducted under the Contract:

    METHOD ONE: The mortality and expense risk and administrative charge is deducted daily. It is assessed as a percentage of the net asset value of each Fund when Accumulation Unit or Annuity Unit values are determined each day.

    METHOD TWO: The mortality and expense risk and administrative charge is deducted each calendar quarter. It is assessed as a percentage of the average daily assets of the Sub-Accounts during the calendar quarter. The charge is deducted from your Participant Account by redeeming the Accumulation Units or Annuity Units in proportion to the dollar amount of the charge. Method Two is not available to Contracts issued in New York.

    The mortality and expense risk and administrative charge compensates us for providing administrative services and for assuming mortality and expense risks under the Contracts. We assume two types of mortality risk and an expense risk:

    MORTALITY RISK DURING THE ACCUMULATION PERIOD: During the period your Contributions are accumulating, we are required to cover any difference between the Minimum Death Benefit paid and the Participant Account value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

    MORTALITY RISK DURING THE ANNUITY PERIOD: Once Annuity payouts have begun, we may be required to make Annuity payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

    EXPENSE RISK: We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

    Although variable Annuity payouts will fluctuate with the performance of the underlying Fund selected, your Annuity payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. This charge enables us to keep our commitments and to pay you as planned.

    We also provide various administrative support services for Plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials., including the fees paid to distributors.

    If the mortality and expense risk and administrative charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the mortality and expense risk and administrative charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk and administrative charge.

    We may reduce the mortality and expense risk and administrative charge under the Contracts (See "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    LOAN FEES: Loans may be subject to a one-time set-up fee of $50. In addition, loans may also be subject to an annual loan administration fee of $50. We deduct 25 percent of the annual fee at the end of each quarter or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.

    PREMIUM TAXES: We reserve the right to deduct a charge for Premium Tax imposed on us by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed at the time of annuitization. We will pay Premium Taxes at the time imposed under applicable law. At our sole discretion, we may deduct Premium Taxes at the time we pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.

    TRANSFER FEE: You can transfer your Participant Account values between or among the Sub-Accounts up to 12 times per Participant Contract Year. A Transfer Fee of $5 may apply to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee. The Transfer Fee does not apply to Contracts issued in New York.

    EXPERIENCE RATING UNDER THE CONTRACTS: We may apply experience credits under a Contract based on investment, administrative, mortality or other factors, including, but not limited to: (1) the total number of Participants, (2) the sum of all Participants' Account values, (3) the allocation of Contract values between the General Account and the Separate Account under the Contract, (4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether we are the exclusive annuity contract provider. Experience credits can take the form of a reduction in the deduction for mortality, expense risk and administrative undertakings, a reduction in the term or amount of any applicable Contingent Deferred Sales Charges, an increase in the rate of interest credited under the Contract, a reduction in the amount of the Annual Maintenance Fee, a reduction in the amount of the Transfer Fee, or any combination of the foregoing. We may apply experience credits either prospectively or retrospectively. We may apply and allocate experience credits in such manner as we deem appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits have been given in certain cases. Owners of Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at our sole discretion in the event of a change in applicable factors. For Contracts issued in New York, we may only apply experience credits prospectively.

    NEGOTIATED CHARGES AND FEES: The charges and fees described in this section vary from Contract to Contract, depending on plan characteristics. The Contract Owner can negotiate charges and fees. This flexibility allows us and the Contract Owner to custom design a charge and fee structure that meets the financial goals of both the Contract Owner and Hartford.

    CHARGES OF THE FUNDS: The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees and operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses.

    PLAN RELATED EXPENSES: The Contract Owner may direct us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan related expenses including, but not limited to, fees to consultants, auditors, counsel, Hartford, and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include these amounts as an adjustment to the charge for administrative undertakings for the Separate Account.

                                 THE CONTRACTS

    THE CONTRACTS OFFERED: The Contracts are group variable annuity contracts offered to:

       - Tax deferred annuity programs adopted according to Section 403(b) of the Code by public school systems and certain tax-exempt organizations described in Section 501(c)(3) of the Code;

       - Deferred compensation plans as defined in Section 457 of the Code sponsored by governmental employers or by certain tax exempt organizations described in Section 501(c)(3) of the Code;

       - Qualified governmental excess benefit plans under Section 415(m) of the Code;

       - Retirement plans qualified under Sections 401(a) or 403(a) of the Code; and

       - Individual Retirement Annuity programs adopted according to Section 408 of the Code.

    The Contracts are not available for issuance except as described above.

    It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the U.S. Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your Participant Account being considered abandoned property under state law (unless preempted by ERISA), and remitted to the applicable state.

    ASSIGNMENTS: The Contract and a Participant's interest in a Contract cannot be assigned, transferred or pledged.

    PRICING AND CREDITING OF CONTRIBUTIONS: We credit initial Contributions to your Participant Account within two Valuation Days of our receipt of a properly completed application and the initial Contribution at our Administrative Office.

    If the application or other information accompanying the initial Contribution is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Contribution and explain why it could not be processed or keep the Contribution if the Participant authorizes us to keep it until the necessary information is provided.

    Subsequent Contributions properly designated for your Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions properly designated for your Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.

    MAY I CANCEL MY CERTIFICATE?

    For certificates issued in Massachusetts, New York, North Carolina and Utah in connection with 403(b) Contracts, you have a limited right to return your certificate for cancellation. We urge you to closely examine its provisions. If for any reason you are not satisfied with your certificate, simply return it within the timeframe specified after you receive it with a written request for cancellation that indicates your tax-withholding instructions. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information before we can cancel your certificate.

    You bear the investment risk from the time the certificate is issued until we receive your complete cancellation request.

    The amount we pay you upon cancellation depends on the requirements of the state where you purchased your certificate.

    WHAT IS A SURRENDER CHARGE OFFSET?

    You may be eligible to receive a credit to your Participant Account if you elect to make a Contribution that is transferred from a contract of another carrier within your Plan. The credit is equal to the surrender charge you incurred from the other carrier when you make the transfer, and is limited to a maximum credit of 7%. To be eligible, you must transfer the Contribution initially to the General Account, but you may reallocate the amount afterwards as permitted by the Contract.

    Your Employer may also be eligible for a Group Surrender Charge Offset if the initial payment made to the Contract consists of a transfer of funds held by the plan under an investment vehicle issued by another carrier. If, by reason of the transfer, the plan has paid, or will pay, a surrender charge, market value adjustment or other discontinuance penalty to the other carrier, Hartford will reimburse the plan not to exceed 7% of transferred assets.

    MAY I MAKE CHANGES IN THE AMOUNTS OF MY CONTRIBUTION?

    Yes. There is a $30 minimum amount for initial Contributions or subsequent Contributions that may be made on behalf of a Participant Account under a Contract, unless the Employer's plan provides otherwise, in which case the minimum amount shall not be less than $10. If the Plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions, in multiples of 1% among the several Sub-Accounts of the Separate Account. The minimum amount that may be allocated to any Sub-Account in a Separate Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by us.

    CAN YOU TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

    During those phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.

    WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Registered Representative. Any oral communication should be re-confirmed in writing.

    WHAT HAPPENS WHEN YOU REQUEST A SUB-ACCOUNT TRANSFER?

    Many Participants request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Participants allocate Contributions to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Participants' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Participants' "transfer-in" requests.

    In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.

    We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.

    For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by us, want to transfer-in

(purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

    WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

    FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. WE LIMIT EACH PARTICIPANTS TO ONE SUB-ACCOUNT TRANSFER REQUEST EACH VALUATION DAY. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer," however, you cannot transfer the same Participant Account value more than once a Valuation Day.

FOR EXAMPLE:

       - If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.

       - If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer.

       - Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day's transfer activity would count as one Sub-Account transfer.

       - Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

       - However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a money market fund Sub-Account and you transfer all $10,000 into a stock fund Sub-Account, on that same day you could not then transfer the $10,000 out of the stock fund Sub-Account into another Sub-Account.

    SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CALENDAR YEAR (the "Transfer Rule") by U.S. Mail, Voice Response Unit, internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

    We may aggregate a Contract Owner's Contracts or a Participant's Participant Accounts for the purposes of enforcing these restrictions.

    The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

    The Contracts provide for a Transfer Fee of $5 that applies to transfers between available investment options under the Contract. We do not currently charge the $5 Transfer Fee.

    We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

    THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase or become a Participant under this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

FUND TRADING POLICIES

    Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

    We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.

    In certain circumstances, Fund trading policies do not apply or may be limited. For instance:

       - Certain types of financial intermediaries may not be required to provide us with shareholder information.

       - "Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

       - A Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.

       - Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, Annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan contributions.

    POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading activities. For instance,

       - Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

       - Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

       - These policies apply only to individuals and entities that own or are Participants under this Contract. However, the Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.

       - In some cases, we are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because we do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

    HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

    We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity payouts for your payee as well as reduce value of other optional benefits available under your Contract.

    Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

    In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

GENERAL ACCOUNT OPTION TRANSFERS

    You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:

       - Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.

       - Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, are prohibited.

    In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account to 1/6 of such portion of the Participant Account held in the General Account option in any one Participant Contract Year.

    These restrictions apply to all transfers from the General Account Option, including all systematic transfers and Dollar Cost Averaging Programs.

    As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.

TELEPHONE AND INTERNET TRANSFERS

    Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.

    Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact us as soon as possible.

    We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

    Telephone or internet transfer requests may currently only be cancelled by calling us before the end of the Valuation Day you made the transfer request.

    We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners and Participants provide certain identifying information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.

    DOLLAR COST AVERAGING: If, during the Accumulation Period, the portion of your Contract values held under the General Account option is at least $5,000, or the value of your Accumulation Units held under the Hartford Money Market HLS Sub-Account is at least $5,000, you may choose to have a specified dollar amount transferred from either the General Account option or the Hartford Money Market HLS Sub-Account, whichever meets the applicable minimum value, to other Sub-Accounts of the Separate Account at semi-monthly, monthly, quarterly, semi-annual or annual intervals ("transfer intervals"). This is known as Dollar Cost Averaging. The main objective of a Dollar Cost Averaging program is to minimize the impact of short term price fluctuations. Since the same dollar amount is transferred to other Sub-Accounts at set intervals, more units are purchased in a Sub-Account if the value per unit is low and less units are purchased if the value per unit is high. Therefore, a lower average cost per unit may be achieved over the long term. A Dollar Cost Averaging program allows investors to take advantage of market fluctuations.

However, it is important to understand that Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets.

    The minimum amount that may be transferred to any one Sub-Account at a transfer interval is $100. The transfer date will be the semi-monthly, monthly, quarterly, semi-annual or annual anniversary, as applicable, of your first transfer under your initial Dollar Cost Averaging election. The first transfer will commence within five (5) business days after we receive your initial election either on an appropriate election form in good order or by telephone subject to the telephone transfer procedures detailed above. The dollar amount will be allocated to the Sub-Accounts that you specify, in the proportions that you specify on the appropriate election form that we provide or over our recorded telephone line. You may specify a maximum of five (5) Sub-Accounts. If, on any transfer date, your General Account value or the value of your Accumulation Units under the Hartford Money Market HLS Sub-Account, as applicable, is less than the amount you have elected to have transferred, your Dollar Cost Averaging program will end. You may cancel your Dollar Cost Averaging election by sending us a written notice at our Administrative Office or by calling one of our representatives at 1-800-528-9009 and giving us notice on our recorded telephone line.

    Transfers out of the General Account Option may be subject to certain restrictions. For information regarding these restrictions, please refer to "General Account Option Transfers" under the section entitled "The Contracts".

    MAY I REQUEST A LOAN FROM MY PARTICIPANT ACCOUNT?

    During the Accumulation Period, a Participant under a Tax Sheltered Annuity plan may request a loan from his or her Participant Account. Loans from a Participant's Account may not be available in all states or may be subject to restrictions. When you initiate a loan from your Participant Account, we deduct a loan set-up fee of $50. In addition, while your loan is outstanding, we deduct a $50 annual loan administration fee from your Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter or from the proceeds of a full Surrender of a Participant Account.

    When you take a loan from your Participant Account, for record-keeping purposes, an amount equal to your loan, plus interest, is placed into a loan account. When you make loan repayments, the amount of the loan account decreases until your loan account is re-paid in full. You must pay back your loan according to the payment schedule set by the terms of your loan agreement. The loan agreement describes the terms, conditions, and any fees or charges of your loan.

    Loans will have a permanent effect on the Participant's Account because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Account. The longer a loan is outstanding, the greater the impact on the Participant's Account is likely to be. Also, if not repaid, the outstanding loan balance will reduce the death benefit otherwise payable to the Beneficiary.

    HOW DO I KNOW WHAT MY PARTICIPANT ACCOUNT IS WORTH?

    Your Participant Account value reflects the sum of the amounts under your Participant Account allocated to the General Account option and the Sub-Accounts.

    There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of your Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

    Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under your Participant Account, the more Accumulation Units will be reflected under your Participant Account. You decrease the number of Accumulation Units in a Sub-Account under your Participant Account by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by electing an Annuity payout from your Participant Account.

    To determine the current Accumulation Unit value, we take the prior Valuation Day's Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).

    The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. At the time your Employer purchases the Contract, your Employer chooses one of the following two methods to calculate the Net Investment Factor. The value of your Participant Account will be the same, regardless of the method chosen by your Employer.

METHOD ONE

    The Net Investment Factor for each Sub-Account equals:

       - the net asset value per share plus applicable distributions per share of the corresponding Fund at the end of the current Valuation Day; divided by

       - the net asset value per share of the corresponding Fund at the end of the prior Valuation Day; multiplied by

       - the daily expense factor for the mortality, expense risk and administrative charge and any other applicable charges, adjusted for the number of days in the period.

METHOD TWO (NOT AVAILABLE TO CONTRACTS ISSUED IN NEW YORK)

    The Net Investment Factor for each Sub-Account equals:

       - the net asset value per share of the corresponding Fund at the end of the current Valuation Day; divided by

       - the net asset value per share of the corresponding Fund at the end of the prior Valuation Day.

    Under Method Two, the value of any applicable Fund distributions per share creates additional Accumulation Units.

    We will send you a statement for each calendar quarter, that tells you how many Accumulation Units you have, their value and your total Participant Account value. You can also call 1-800-528-9009 to obtain your Participant Account value or, where available, you may access your account information through our website at retire.hartfordlife.com.

    HOW ARE THE UNDERLYING FUND SHARES VALUED?

    The shares of the Fund are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the underlying Funds' prospectus.

                                 DEATH BENEFITS

    DETERMINATION OF THE BENEFICIARY: The Beneficiary is the person or persons designated to receive payment of the death benefit upon the death of the Participant. If no designated Beneficiary remains living at the death of the Participant, the Participant's estate is the Beneficiary.

    DEATH BEFORE THE ANNUITY COMMENCEMENT DATE:

       - DEATH PRIOR TO AGE 65: If the Participant dies before the Annuity Commencement Date or the Participant's attainment of age 65 (whichever comes first) the Minimum Death Benefit is payable to the Beneficiary. The Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death and our receipt of a completed settlement instruction at our Administrative Offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding loan indebtedness. For Contracts purchased in Illinois, the Minimum Death Benefit is the greater of
           (a) the value of your Participant Account determined as of the day we receive Due Proof of Death at our Administrative Offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrender or outstanding loan indebtedness. To the extent you have Related Contracts under your plan, we may take into consideration corresponding Participant Account values, Contributions, Surrenders, or loan indebtedness in calculating the Minimum Death Benefit. The value of a Participant's Account on any Valuation Day before the Annuity Commencement Date will be reduced by any applicable Premium Taxes not already deducted.

       - DEATH ON OR AFTER AGE 65: If the Participant dies before the Annuity Commencement Date but on or after the Participant's 65th birthday, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death and our receipt of a completed settlement instruction at our Administrative Offices. For Contracts purchased in Illinois, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death at our Administrative Offices.

    CALCULATION OF THE DEATH BENEFIT: Except for Contracts purchased in Illinois, if the Participant dies before the Annuity Commencement Date, the death benefit will be calculated as of the date we receive Due Proof of Death and our receipt of a completed settlement instruction. THE DEATH BENEFIT REMAINS INVESTED IN THE SEPARATE ACCOUNT AND/OR GENERAL ACCOUNT OPTION ACCORDING TO YOUR LAST INSTRUCTIONS UNTIL THE PROCEEDS ARE PAID OR WE RECEIVE NEW SETTLEMENT INSTRUCTIONS FROM THE BENEFICIARY. DURING THE TIME PERIOD BETWEEN OUR RECEIPT OF DUE PROOF OF DEATH AND OUR RECEIPT OF THE COMPLETED SETTLEMENT INSTRUCTIONS, THE CALCULATED DEATH BENEFIT WILL BE SUBJECT TO MARKET FLUCTUATIONS. UPON RECEIPT OF COMPLETE SETTLEMENT INSTRUCTIONS, WE WILL CALCULATE THE PAYABLE AMOUNT.

    If the proceeds are taken in a single sum, payment will normally be made within seven days of our receipt of completed settlement instructions.

    You may apply the death benefit payment to any one of the Annuity payout options (See "Annuity Payout Options") instead of receiving the death benefit payment in a single sum. An election to receive payment of death benefits under an Annuity payout option must be made before a lump sum settlement and within one year after the death by written notice to us at our Administrative Offices. Proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. No election to provide Annuity payouts will become operative unless the initial Annuity payout is at least $20 on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payouts are determined and in which they may vary from month to month are the same as applicable to a Participant's Account after retirement (See "How are Contributions made to establish my Annuity Account?").

    DEATH ON OR AFTER THE ANNUITY COMMENCEMENT DATE: If the Annuitant dies on or after the Annuity Commencement Date, there may be no payout at death unless the Annuitant has elected an Annuity payout option that permits the Beneficiary to elect to continue Annuity payouts or receive the commuted value.

                             SETTLEMENT PROVISIONS

    IMPORTANT TAX INFORMATION: THERE ARE CERTAIN RESTRICTIONS ON SECTION 403(b) TAX- SHELTERED ANNUITIES. AS OF DECEMBER 31, 1988, ALL SECTION 403(b) ANNUITIES HAVE LIMITS ON FULL AND PARTIAL SURRENDERS. CONTRIBUTIONS TO THE CONTRACT MADE AFTER DECEMBER 31, 1988 AND ANY INCREASES IN CASH VALUE AFTER DECEMBER 31, 1988 MAY NOT BE DISTRIBUTED UNLESS THE CONTRACT OWNER/EMPLOYEE HAS A) ATTAINED AGE 59 1/2, B) A SEVERANCE FROM EMPLOYMENT, C) DIED, D) BECOME DISABLED OR E) EXPERIENCED FINANCIAL HARDSHIP (CASH VALUE INCREASES MAY NOT BE DISTRIBUTED FOR HARDSHIPS PRIOR TO AGE 59 1/2 ). DISTRIBUTIONS PRIOR TO AGE 59 1/2 DUE TO FINANCIAL HARDSHIP OR SEPARATION FROM SERVICE MAY STILL BE SUBJECT TO A PENALTY TAX OF 10%. WE WILL NOT ASSUME ANY RESPONSIBILITY FOR DETERMINING WHETHER A WITHDRAWAL IS PERMISSIBLE, WITH OR WITHOUT TAX PENALTY, IN ANY PARTICULAR SITUATION; OR IN MONITORING WITHDRAWAL REQUESTS REGARDING PRE OR POST JANUARY 1, 1989 CONTRACT VALUES. ANY FULL OR PARTIAL SURRENDER DESCRIBED ABOVE MAY AFFECT THE CONTINUING TAX-QUALIFIED STATUS OF SOME CONTRACTS OR PLANS AND MAY RESULT IN ADVERSE TAX CONSEQUENCES TO THE CONTRACT OWNER. THE CONTRACT OWNER, THEREFORE, SHOULD CONSULT WITH A TAX ADVISER BEFORE UNDERTAKING ANY SUCH SURRENDER. (SEE "FEDERAL TAX CONSIDERATIONS")

    After termination of Contributions on behalf of a Participant prior to the selected Annuity Commencement Date for that Participant, you will have the following options:

    1. CONTINUE THE PARTICIPANT'S ACCOUNT UNDER THE CONTRACT. Under this option, when the selected Annuity Commencement Date arrives, payments will begin under the selected Annuity payout option. (See "Annuity Payout Options"). At any time before the Annuity Commencement Date, a Participant may Surrender his or her Participant Account for a lump sum cash settlement in accordance with 3 below.

    2. TO PROVIDE ANNUITY PAYOUTS IMMEDIATELY. The values in a Participant's Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payouts, or a combination thereof, commencing immediately, under the selected Annuity payout option under the Contract. (See "Annuity Payout Options").

    3. TO SURRENDER THE PARTICIPANT'S ACCOUNT IN A SINGLE SUM. The amount received will be the value next computed after we receive a written Surrender request for complete Surrender at our Administrative Office, less any applicable Contingent Deferred Sales Charge, Annual Maintenance Fee and Premium Taxes. Payment will normally be made within seven days after we receive the written request.

    4. TO REQUEST A PARTIAL SURRENDER OF THE PARTICIPANT'S ACCOUNT. Partial Surrenders are taken from the Sub-Account(s) that you specify. If you do not specify the Sub-Account(s), we will take the amount out of all applicable Sub-Account(s) on a pro rata basis. We will deduct any applicable Contingent Deferred Sales Charges from the partial Surrender (see "Contract Charges").

    5. TO BEGIN MAKING MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL WITHDRAWALS WHILE ALLOWING YOUR PARTICIPANT ACCOUNT TO REMAIN IN THE ACCUMULATION PERIOD. Your Participant Account remains subject to the Annual Maintenance Fee and any fluctuations in the investment results of the Sub-Accounts or any of the underlying investments. You may transfer the values of your Participant Account from one or more Sub-Accounts or the General Account option to any other Sub-Account, the General Account option or to any combination thereof, subject to certain restrictions (See "The Contracts"). For a more complete description of the restrictions and limitations of this Option, See "Systematic Withdrawal Option."

    CAN PAYMENT OF THE SURRENDER VALUE EVER BE POSTPONED BEYOND THE SEVEN-DAY PERIOD?

    Yes. It may be postponed whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; (b) the Securities and Exchange Commission permits postponement and so orders; or (c) the Securities and Exchange Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

    MAY I SURRENDER ONCE ANNUITY PAYOUTS HAVE STARTED?

    Once Annuity payouts have started, no Surrenders are permitted except under a variable annuity under the Annuity Payout Option 5: Payments for a Designated Period. Surrenders may be subject to a Contingent Deferred Sales Charge.

    HOW DO I ELECT AN ANNUITY COMMENCEMENT DATE AND ANNUITY PAYOUT OPTION?

    A Participant selects an Annuity Commencement Date (usually between the Participant's 50th birthday and the date on which the Participant attains age 70 1/2) and an Annuity payout option. The Annuity Commencement Date may be any day of any month before or including the month of a Participant's 90th birthday, or an earlier date if prescribed by applicable law.

    The Annuity Commencement Date and/or the Annuity payout option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payouts are scheduled to begin. Annuity payouts will normally be made on the first business day of each month or another mutually agreed upon business day.

    The contract contains five Annuity payout options that may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, we reserve the right to begin Annuity payouts at age 90 under Option 2 with 120 monthly payments certain. Annuity payouts will depend on the investment allocation of your Participant Account in effect on the Annuity Commencement Date. However, unless required by applicable law, we will not assume responsibility in determining or monitoring any required minimum distributions. (See "Federal Tax Consequences").

    WHAT IS THE MINIMUM AMOUNT THAT I MAY SELECT FOR AN ANNUITY PAYOUT?

    The minimum Annuity payout is $20. No election may be made which results in a first payment of less than $20. If at any time Annuity payouts are or become less than $20, we have the right to change the frequency of payment to intervals that will result in payments of at least $20.

    HOW ARE CONTRIBUTIONS MADE TO ESTABLISH AN ANNUITY ACCOUNT?

    During the Annuity Period, Contract values are applied to establish Annuitant's Accounts under the Contracts to provide Fixed or Variable Annuity payouts.

    CAN A CONTRACT BE SUSPENDED BY A CONTRACT OWNER?

    A Contract may be suspended by the Contract Owner by giving us written notice at least 90 days before the effective date of the suspension at our Administrative Office. A Contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a Contract. (See "Can a Contract be modified?"). In this context, such modifications would have become effective on or before that anniversary.

    Upon suspension of a 403(b) Contract, we will continue to accept Contributions, subject to the terms of the Contract, as such terms are applicable to Participant's Accounts under the Contracts prior to such suspension. However, no Contributions will be accepted on behalf of any new Participant Accounts. Annuitants at the time of any suspension will continue to receive their Annuity payments. The suspension of a 403(b) Contract will not preclude a Contract Owner from applying existing Participant's Accounts to the purchase of Fixed or Variable Annuity benefits.

    Upon suspension of all other Contracts, Hartford will not accept future contributions.

ANNUITY PAYOUT OPTIONS:

    OPTION 1: LIFE ANNUITY where we make monthly Annuity payouts for as long as the Annuitant lives.

- Payments under this option stop with the last monthly payment preceding the death of the Annuitant, even if the Annuitant dies after one payment. This option offers the maximum level of monthly payments of any of the other life annuity options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.

    OPTION 2: LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN where we make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by us.

    OPTION 3: UNIT REFUND LIFE ANNUITY where we make monthly payments during the life of the Annuitant terminating with the last payment due prior to the death of the Annuitant, except that an additional payment will be made to the Beneficiary if (a) below exceeds (b) below:

(a)    =                                          total amount applied under the option
                                                    at the Annuity Commencement Date
              -------------------------------------------------------------------------------------------------------------
                                           Annuity Unit value at the Annuity Commencement Date
(b)    =         number of Annuity Units represented by each        x    number of monthly Annuity payouts made
                         monthly Annuity payout made

    The amount of the additional payments is determined by multiplying the excess, if any, by the Annuity Unit value as of the date we receive Due Proof of Death.

    OPTION 4: JOINT AND LAST SURVIVOR ANNUITY where we make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor, ending with the last payment prior to the death of the survivor.

- When the Annuity is purchased, the Annuitant elects what percentage (50%, 66 2/3%, 75% or 100%) of the monthly Annuity payout will continue to be paid to the survivor.

- Under this Option 4, it would be possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.

    OPTION 5: PAYMENTS FOR A DESIGNATED PERIOD where we agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant's death prior to the end of the designated period, the present value of any then remaining payments will be paid in one sum to the Beneficiary unless other provisions have been made and approved by us.

- Option 5 does not involve life contingencies and does not provide any mortality guarantee.

- Surrenders are subject to the limitations set forth in the Contract and any applicable Contingent Deferred Sales Charges. (See "Contract Charges").

    For Contracts issued in New York, no surrenders are permitted by the Annuitant after Annuity payments commence under Option 5.

    UNDER ANY OF THE ANNUITY PAYOUT OPTIONS ABOVE, EXCEPT OPTION 5 (ON A VARIABLE BASIS), NO SURRENDERS BY THE ANNUITANT ARE PERMITTED AFTER ANNUITY PAYOUTS COMMENCE.

    OPTIONS 2 AND 5 ARE AVAILABLE ONLY IF THE GUARANTEED ANNUITY PAYOUT PERIOD IS LESS THAN THE LIFE EXPECTANCY OF THE ANNUITANT OR THE JOINT LIFE EXPECTANCY OF THE ANNUITANT AND THEIR JOINT ANNUITANT AT THE TIME THE OPTION BECOMES EFFECTIVE. SUCH LIFE EXPECTANCY SHALL BE COMPUTED ON THE BASIS OF THE MORTALITY TABLE PRESCRIBED BY THE IRS OR, IF NONE IS PRESCRIBED, THE MORTALITY TABLE THEN IN USE BY US.

    WE MAY OFFER OTHER ANNUITY PAYMENT OPTIONS FROM TIME TO TIME. NOT ALL ANNUITY PAYOUT OPTIONS WILL BE AVAILABLE IN ALL STATES OR IN ALL CONTRACTS.

SYSTEMATIC WITHDRAWAL OPTION:

    If permitted by IRS regulations and the terms of the Employer's plan, a Participant can make withdrawals while allowing his or her Participant Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer at the time they elect the Systematic Withdrawal Option ("SWO"). The maximum payment amount is 1.5% monthly, 4.5% quarterly, 9.0% semi-annually or 18.0% annually of the value of the Participant's Account at the time the SWO is elected. Payments are limited to 18.0% of the Participant's Account annually. The minimum payment amount is $100. SWO payments generally are taxable as ordinary income and, if made prior to age 59 1/2, an IRS tax penalty may apply. Any Contingent Deferred Sales Charge otherwise applicable is waived on SWO payments.

    Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semi-annually or annually) and the duration of payments (either a fixed number of payments or until the Participant's Account is depleted). The duration of payments may not extend beyond the Participant's life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant's Beneficiary. Participants may not elect the SWO if there is an outstanding loan amount.

    A Participant can change the terms of a SWO as often as four times in each calendar year, can terminate the SWO at any time, and can elect one of the five available Annuity options or a partial or full lump sum withdrawal. If a partial or full lump sum withdrawal is elected within 12 months of a SWO payment, the contingent deferred sales charge that was previously waived, if any, will be deducted from the Participant's Account upon withdrawal. Unless you direct otherwise, SWO payments will be deducted on a pro rata basis from the General Account option and each Sub-Account to which the Participant's Account is allocated.

    We are not responsible for determining a withdrawal amount that satisfies the minimum distribution requirements under the Code. Participants may be required to change their SWO payment amount to comply with the minimum distribution requirements. Participants should consult a tax adviser to determine whether the amount of their SWO payments meets IRS minimum distribution requirements. For a discussion of the minimum distribution requirements applicable to Participants over age 70 1/2 see, "Federal Tax Considerations".

    The SWO may only be elected pursuant to an election on a form provided by us. Election of the SWO does not affect Participants' other rights under the Contracts.

    HOW ARE VARIABLE ANNUITY PAYOUTS DETERMINED?

    The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Net Investment Factor (see "How do I know what my Participant Account is worth?") for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.

    The value of the Contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payout is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.

    The first monthly payment varies according to the Annuity payout option selected. The Contract cites Annuity tables derived from the 1983a Individual Annuitant Mortality Table with an assumed interest rate ("A.I.R.") of 4.00% per annum. The total first monthly Annuity payout is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the contracts. With respect to Fixed Annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.

    Level Annuity payouts would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.

    The amount of the first monthly Annuity payout, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account not later than the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payout is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.

    The Annuity payouts will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payouts will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payout.

    Here is an example of how a Variable Annuity is determined:

                        ILLUSTRATION OF ANNUITY PAYOUTS:
            (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN

 A.  Net amount applied                                                                                    $139,782.50
 B.  Initial monthly income per $1,000 of payment applied                                                         6.13
 C.  Initial monthly payment (A x B / 1,000)                                                                   $856.87
 D.  Annuity Unit Value                                                                                          3.125
 E.  Number of monthly annuity units (C / D)                                                                   274.198
 F.  Assume annuity unit value for second month equal to                                                         2.897
 G.  Second monthly payment (F x E)                                                                            $794.35
 H.  Assume annuity unit value for third month equal to                                                          3.415
 I.  Third month payment (H x E)                                                                               $936.39

    The above figures are simply to illustrate the calculation of a Variable Annuity and have no bearing on the actual historical record of any Separate Account.

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

                           FEDERAL TAX CONSIDERATIONS

    WHAT ARE SOME OF THE FEDERAL TAX CONSEQUENCES WHICH AFFECT THESE CONTRACTS?

A. GENERAL

    The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.

    This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

    THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

    Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.

    The federal, as well as state and local, tax laws and regulations require us to report certain transactions with respect to the Contract (such as an exchange of or a distribution from the Contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by us against your own records, and in consultation with your own tax advisor, and should notify us if you find any discrepancies in case corrections have to be made.

B. TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

    The Separate Account is taxed as part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. (See "How do I know what my Participant Account is worth?"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

    Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Hartford is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Hartford is the owner of the assets from which the tax benefits are derived.

C. DIVERSIFICATION OF THE SEPARATE ACCOUNT

    For certain types of Contracts, the Internal Revenue Code ("Code") requires that investments supporting these Contracts be adequately diversified. Code
Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

    The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

       - no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

       -   no more than 70% is represented by any two investments,

       -   no more than 80% is represented by any three investments and

       -   no more than 90% is represented by any four investments.

    In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

D. TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

    In order for certain variable annuity contracts to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and variable life insurance contracts.

    Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7 indicates that, where interests in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

    Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

E. NON-NATURAL PERSONS AS OWNERS

    Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

       - A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

       - A contract acquired by the estate of a decedent by reason of such decedent's death,

       - Certain contracts acquired with respect to tax-qualified retirement arrangements,

       - Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

       - A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

    A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

    Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Hartford. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

G. GENERATION SKIPPING TRANSFER TAX

    Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Hartford to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

              INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

    This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

    The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

    The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.

    The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.

    We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS").

    In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

     A. TRADITIONAL IRAS

    Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

    You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). In addition, such a Plan is not required to permit such a rollover.

    IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

     B. SEP IRAS

    Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

     C. SIMPLE IRAS

    The Savings Incentive Match Plan for Employees of small employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.

    If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

     D. ROTH IRAS

    Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract

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Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion (special rules apply to 2010 conversions). In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(k) PLAN

    Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

    In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

3. TAX SHELTERED ANNUITY UNDER SECTION 403(b) ("TSA")

    Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" ("TSA") contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee's "includable compensation" for the most recent full year of service, subject to other adjustments. Special provisions may allow certain employees different overall limitations.

    A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

       a.   after the employee reaches age 59 1/2;

       b.  upon the employee's separation from service;

       c.   upon the employee's death or disability;

       d. in the case of hardship as defined in applicable regulations (and in the case of hardship, any income attributable to such contributions may not be distributed); or

       e. as a qualified reservist distribution upon certain calls to active duty.

    An employer sponsoring a TSA may impose additional restrictions on your TSA through its Plan document.

    Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement

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benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA.

    Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant's or beneficiary's accumulated benefit immediately before such exchange (taking into account such participant's or beneficiary's accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant's employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information.

4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")

    Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant's includible compensation or (2) the applicable dollar amount, ($16,500 for 2010). The Plan may provide for additional "catch-up" contributions. In addition, under Code Section 457(d) a
Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).

    Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a
Section 457 Plan must remain subject to the claims of the employer's general creditors under Code Section 457(b)(6).

5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS

    Except under certain circumstances in the case of Roth IRAs or Roth accounts in a Qualified Plan, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For Annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.

    For non-periodic amounts from certain Qualified Contracts or Plans, Code
Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract,"

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based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

    In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6. PENALTY TAXES FOR QUALIFIED PLANS

    Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

     A. PENALTY TAXES ON PREMATURE DISTRIBUTIONS

    Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

       (i) made to a beneficiary (or to the employee's estate) on or after the employee's death;

       (ii) attributable to the employee's becoming disabled under Code Section 72(m)(7);

       (iii) part of a series of substantially equal periodic payments (not less frequently than annually -- "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

       (iv) (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

       (v) (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

       (vi) not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year; or

       (vii) certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty.

     In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

       (viii) made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

       (ix) not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

       (x) for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).

    If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

    For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

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     B. RMDS AND 50% PENALTY TAX

    If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.

    An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of --

       (i)  the calendar year in which the individual attains age 70 1/2, or

       (ii) (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

    A special rule applies to individuals who attained ago 70 1/2 in 2009. Such individuals should consult with a qualified tax advisor before taking RMDs in 2010.

    The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over --

       (a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

       (b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

    If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.

    If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

    The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.

    The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of Annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

    In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

7. TAX WITHHOLDING FOR QUALIFIED PLANS

    Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" from a Qualified Plan (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other

                                    46

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Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."

    Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.

    Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

8. ROLLOVER DISTRIBUTIONS

    The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plans (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.

    For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan and other applicable conditions are met. Such a "direct transfer" between the same kinds of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.

    By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a "60-day rollover", the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.

    Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either --

       a.   an RMD amount;

       b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

       c.   any distribution made upon hardship of the employee.

    Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457
(e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate

                                    47

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accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.

    Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

    Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be recontributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken.

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                                MORE INFORMATION

    CAN A CONTRACT BE MODIFIED?

    Subject to any federal and state regulatory restrictions, we may modify the Contracts at any time by written agreement between the Contract Owner and us. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the Internal Revenue Service.

    On or after the fifth anniversary of any Contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the Annuity tables, guaranteed interest rates and the contingent deferred sales charges which are applicable at the time a Participant's Account is established under a Contract, will continue to be applicable.

    We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; or (ii) is necessary to assure continued qualification of the contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification we will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Hartford may also make appropriate endorsement in the Contract to reflect such modification.

    CAN HARTFORD WAIVE ANY RIGHTS UNDER A CONTRACT?

    We may, at our sole discretion, elect not to exercise a right or reservation specified in the Contract. If we elect not to exercise a right or reservation, we are not waiving it. We may decide to exercise a right or a reservation that we previously did not exercise.

    HOW CONTRACTS ARE SOLD -- We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. ("HSD") under which HSD serves as the principal underwriter for the Contracts, which are offered on a continuous basis. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the FINRA. The principal business address of HSD is the same as ours. Hartford Life Distributors, LLC, an affiliate of Hartford Life Insurance Company, provides marketing support for us. Woodbury Financial Services, Inc. is another affiliated broker-dealer that sells this Contract.

    HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2009. Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of Financial Intermediaries ("Registered Representatives").

    We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.

    Financial Intermediaries receive commissions (described below under "Commissions"). Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries' internal compensation practices.

    Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.

COMMISSIONS

    Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation that you buy.

    Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Registered Representative's compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.

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    Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Registered Representative's (or their Financial Intermediary's) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

ADDITIONAL PAYMENTS

    Subject to FINRA and Financial Intermediary rules, we and our affiliates also make additional payments to Financial Intermediaries (who may or may not be affiliated with us) to encourage the sale of this Contract and other contracts that we issue or retirement programs that we or our affiliates offer ("Additional Payments"). Additional Payments are generally based on average net assets (or aged assets) of the contracts or programs attributable to a particular Financial Intermediary, on sales of the contracts or programs attributable to a particular Financial Intermediary, and/or sales expenses. Additional Payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.

Additional Payments may be used for various purposes, and may take various forms, such as:

       - Payments for access to Registered Representatives and/or Financial Intermediaries, such as through one-on-one wholesaler visits or attendance at national sales meetings or similar events.

       - Payments for inclusion of our products on a Financial Intermediary's "preferred list"; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.

       - Payments for various marketing expenses such as joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; and expenses of generating clients.

       - Payment and support to underlying Fund companies including Fund related wholesaler support, training and marketing activities for certain Funds, and providing sales activity reports.

       - Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary's websites; shareholder services (including sub-accounting) sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.

       - "Due diligence" payments for a Financial Intermediary's examination of a product; payments for educational training, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.

       - Occasional meals and entertainment, tickets to sporting events and other gifts.

    As of December 31, 2009, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for the Contracts and other group annuity contracts and funding agreements we issue in connection with retirement plans, as well as other group retirement programs that we or our affiliates offer:

    Ameriprise Financial Services, Inc., Edward D. Jones & Co., L.P., Merrill Lynch Pierce Fenner & Smith, Morgan Stanley & Co., Inc. (various divisions and affiliates), NRP Financial, Inc., Woodbury Financial Services, Inc. (an affiliate of ours).

    Inclusion on this list does not imply that these arrangements necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Financial Intermediary is or should be included in any such listing.

    For the fiscal year ended December 31, 2009, Additional Payments for the Contracts and other group annuity contracts and funding agreements we issue in connection with retirement plans, as well as other group retirement programs that we or our affiliates offer, did not in the aggregate exceed approximately $1.7 million.

    Financial Intermediaries that received Additional Payments in 2009, but do not have an ongoing contract for Additional Payments, are listed in the Statement of Additional Information.

    WHO IS THE CUSTODIAN OF THE SEPARATE ACCOUNT'S ASSETS?

    Hartford is the custodian of the Separate Account's assets.

    ARE THERE ANY MATERIAL LEGAL PROCEEDINGS AFFECTING THE SEPARATE ACCOUNT?

    There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows in particular quarterly or annual periods.

    Following the New York Attorney General's filing of a civil complaint against Marsh & McLennan Companies, Inc., and Marsh, Inc. (collectively, "Marsh") in October 2004 alleging that certain insurance companies, including The Hartford Financial Services Group, Inc. ("The Hartford"), participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them, private plaintiffs brought several lawsuits against The Hartford predicated on the allegations in the Marsh complaint, to which The Hartford was not a party. Among these is a multidistrict litigation in the United States District Court for the District of New Jersey. There are two consolidated amended complaints filed in the multidistrict litigation, one related to conduct in connection with the sale of property-casualty insurance and the other related to alleged conduct in connection with the sale of group benefits products. The Company is named in the group benefits products complaint. The complaints assert, on behalf of a putative class of persons who purchased insurance through broker defendants, claims under the Sherman Act, the Racketeer Influenced and Corrupt Organizations Act ("RICO"), state law, and in the case of the group benefits products complaint, claims under ERISA. The claims are predicated upon allegedly undisclosed or otherwise improper payments of contingent commissions to the broker defendants to steer business to the insurance company defendants. The district court has dismissed the Sherman Act and RICO claims in both complaints for failure to state a claim and has granted the defendants' motions for summary judgment on the ERISA claims in the group-benefits products complaint. The district court further has declined to exercise supplemental jurisdiction over the state law claims, has dismissed those state law claims without prejudice, and has closed both cases. The plaintiffs have appealed the dismissal of the Sherman Act, RICO and ERISA claims.

    In October 2005, a putative nationwide class action was filed in the United States District Court for the District of Connecticut against the Company and several of its subsidiaries on behalf of persons who had asserted claims against an insured of a Hartford property & casualty insurance company that resulted in a settlement in which some or all of the settlement amount was structured to afford a schedule of future payments of specified amounts funded by an annuity from a Hartford life insurance company ("Structured Settlements"). The operative complaint alleges that since 1997 the Company has systematically deprived the settling claimants of the value of their damages recoveries by secretly deducting 15% of the annuity premium of every Structured Settlement to cover brokers' commissions, other fees and costs, taxes, and a profit for the annuity provider, and asserts claims under the Racketeer Influenced and Corrupt Organizations Act ("RICO") and state law. The plaintiffs seek compensatory damages, punitive damages, pre-judgment interest, attorney's fees and costs, and injunctive or other equitable relief. The Company vigorously denies that any claimant was misled or otherwise received less than the amount specified in the structured settlement agreements. In March 2009, the district court certified a class for the RICO and fraud claims composed of all persons, other than those represented by a plaintiffs' broker, who entered into a Structured Settlement since 1997 and received certain written representations about the cost or value of the settlement. The district court declined to certify a class for the breach-of-contract and unjust-enrichment claims. The Company's petition to the United States Court of Appeals for the Second Circuit for permission to file an interlocutory appeal of the class-certification ruling was denied in October 2009. A trial on liability and the methodology for computing class-wide damages is scheduled to commence in September 2010. It is possible that an adverse outcome could have a material adverse effect on the Company's financial condition and consolidated results of operations or cash flows. The Company is defending this litigation vigorously.

    HOW MAY I GET ADDITIONAL INFORMATION?

    Inquiries will be answered by calling 1-800-528-9009 or your sales representative or by writing to:

     Hartford Life Insurance Company
     P.O. Box 1583
     Hartford, CT 06144-1583

    You can also send inquiries to us electronically via the internet through our website at retire.hartfordlife.com.

    You can find financial statements of the Separate Account and Hartford in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this Prospectus and mail the form to us at the address indicated on the form.

                                   APPENDIX I
                            ACCUMULATION UNIT VALUES

          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

    THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS FOR THE SEPARATE ACCOUNT INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE TO THIS PROSPECTUS.

         MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE OF 0.65%
                  (AS A PERCENTAGE OF DAILY SUB-ACCOUNT VALUE)

                                                             YEAR ENDING DECEMBER 31,
                                           2009             2008             2007             2006
----------------------------------------------------------------------------------------------------------
AIM FINANCIAL SERVICES FUND
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $4.299          $10.887          $14.217          $12.305
Accumulation unit value at end of
 period                                     $5.439           $4.299          $10.887          $14.217
Number of accumulation units
 outstanding at end of period (in
 thousands)                                      5                5                6                6
AIM LEISURE FUND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $8.484          $14.911          $15.145          $12.272
Accumulation unit value at end of
 period                                    $11.094           $8.484          $14.911          $15.145
Number of accumulation units
 outstanding at end of period (in
 thousands)                                      8               10               12               16
AIM SMALL CAP GROWTH FUND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $7.012          $11.523          $10.412               --
Accumulation unit value at end of
 period                                     $9.366           $7.012          $11.523               --
Number of accumulation units
 outstanding at end of period (in
 thousands)                                      7                7                8               --
JANUS WORLDWIDE FUND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $7.157          $13.027          $12.038          $10.362
Accumulation unit value at end of
 period                                    $12.113           $7.157          $13.027          $12.038
Number of accumulation units
 outstanding at end of period (in
 thousands)                                      2                3                4                4
MASSACHUSETTS INVESTORS GROWTH STOCK
 FUND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $7.604          $12.140          $10.958          $10.262
Accumulation unit value at end of
 period                                    $10.614           $7.604          $12.140          $10.958
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     31               22               17               15
MFS(R) CORE EQUITY FUND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $6.187          $10.030          $10.000               --
Accumulation unit value at end of
 period                                     $8.164           $6.187          $10.030               --
Number of accumulation units
 outstanding at end of period (in
 thousands)                                      2                2                2               --

                                                          YEAR ENDING DECEMBER 31,
                                           2005             2004             2003             2002
--------------------------------------  -------------------------------------------------------------
AIM FINANCIAL SERVICES FUND
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                 $11.765          $10.910           $8.480          $10.000
Accumulation unit value at end of
 period                                    $12.305          $11.765          $10.910           $8.480
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     24               20                6                5
AIM LEISURE FUND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                 $12.506          $11.081           $8.559          $10.000
Accumulation unit value at end of
 period                                    $12.272          $12.506          $11.081           $8.559
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     43               34                7                4
AIM SMALL CAP GROWTH FUND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                      --               --               --               --
Accumulation unit value at end of
 period                                         --               --               --               --
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     --               --               --               --
JANUS WORLDWIDE FUND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $9.833          $10.484           $7.829          $10.000
Accumulation unit value at end of
 period                                    $10.362           $9.833          $10.484           $7.829
Number of accumulation units
 outstanding at end of period (in
 thousands)                                      9                9                7                3
MASSACHUSETTS INVESTORS GROWTH STOCK
 FUND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $9.943           $9.129           $7.492          $10.000
Accumulation unit value at end of
 period                                    $10.262           $9.943           $9.129           $7.492
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     18               14                9                6
MFS(R) CORE EQUITY FUND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                      --               --               --               --
Accumulation unit value at end of
 period                                         --               --               --               --
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     --               --               --               --

                                                             YEAR ENDING DECEMBER 31,
                                           2009             2008             2007             2006
----------------------------------------------------------------------------------------------------------
MFS(R) MID CAP GROWTH FUND SUB-
 ACCOUNT
Accumulation unit value at beginning
 of period                                  $5.129          $10.561           $9.709           $9.564
Accumulation unit value at end of
 period                                     $7.217           $5.129          $10.561           $9.709
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     19               24               26               27
MFS(R) VALUE FUND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                 $11.080          $16.608          $15.534          $12.957
Accumulation unit value at end of
 period                                    $13.262          $11.080          $16.608          $15.534
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     17               18               19               23
MUTUAL SHARES FUND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                 $10.200          $16.586          $16.213          $13.832
Accumulation unit value at end of
 period                                    $12.955          $10.200          $16.586          $16.213
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     49               41               43               39
TEMPLETON FOREIGN FUND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                 $11.408          $21.299          $18.285          $15.346
Accumulation unit value at end of
 period                                    $16.971          $11.408          $21.299          $18.285
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     96               88              100              123
VAN KAMPEN EQUITY AND INCOME FUND SUB-
 ACCOUNT
Accumulation unit value at beginning
 of period                                 $11.326          $15.156          $14.773          $13.214
Accumulation unit value at end of
 period                                    $13.898          $11.326          $15.156          $14.773
Number of accumulation units
 outstanding at end of period (in
 thousands)                                    106              101              103              129
HARTFORD ADVISERS HLS FUND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $8.907          $13.115          $12.379          $11.255
Accumulation unit value at end of
 period                                    $11.530           $8.907          $13.115          $12.379
Number of accumulation units
 outstanding at end of period (in
 thousands)                                      6                7               12               12
HARTFORD DIVIDEND AND GROWTH HLS FUND
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                 $10.872          $16.196          $15.058          $12.593
Accumulation unit value at end of
 period                                    $13.467          $10.872          $16.196          $15.058
Number of accumulation units
 outstanding at end of period (in
 thousands)                                    102               89               93               92
HARTFORD INDEX HLS FUND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $8.601          $13.766          $13.170          $11.482
Accumulation unit value at end of
 period                                    $10.780           $8.601          $13.766          $13.170
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     31               31               33               34

                                                          YEAR ENDING DECEMBER 31,
                                           2005             2004             2003             2002
--------------------------------------  -------------------------------------------------------------
MFS(R) MID CAP GROWTH FUND SUB-
 ACCOUNT
Accumulation unit value at beginning
 of period                                  $9.374           $8.243           $6.013          $10.000
Accumulation unit value at end of
 period                                     $9.564           $9.374           $8.243           $6.013
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     43               33                4                3
MFS(R) VALUE FUND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                 $12.277          $10.738           $8.667          $10.000
Accumulation unit value at end of
 period                                    $12.957          $12.277          $10.738           $8.667
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     89               71               30               21
MUTUAL SHARES FUND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                 $12.658          $11.226           $8.955          $10.000
Accumulation unit value at end of
 period                                    $13.832          $12.658          $11.226           $8.955
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     71               56               15               10
TEMPLETON FOREIGN FUND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                 $13.961          $11.895           $9.173          $10.000
Accumulation unit value at end of
 period                                    $15.346          $13.961          $11.895           $9.173
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     53               38               18               14
VAN KAMPEN EQUITY AND INCOME FUND SUB-
 ACCOUNT
Accumulation unit value at beginning
 of period                                 $12.336          $11.109           $9.153          $10.000
Accumulation unit value at end of
 period                                    $13.214          $12.336          $11.109           $9.153
Number of accumulation units
 outstanding at end of period (in
 thousands)                                    173              122               52               36
HARTFORD ADVISERS HLS FUND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                 $10.564          $10.249           $8.706          $10.000
Accumulation unit value at end of
 period                                    $11.255          $10.564          $10.249           $8.706
Number of accumulation units
 outstanding at end of period (in
 thousands)                                    331              317              277              240
HARTFORD DIVIDEND AND GROWTH HLS FUND
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                 $11.962          $10.709           $8.501          $10.000
Accumulation unit value at end of
 period                                    $12.593          $11.962          $10.709           $8.501
Number of accumulation units
 outstanding at end of period (in
 thousands)                                    173              157              105               73
HARTFORD INDEX HLS FUND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                 $11.059          $10.083           $7.920          $10.000
Accumulation unit value at end of
 period                                    $11.482          $11.059          $10.083           $7.920
Number of accumulation units
 outstanding at end of period (in
 thousands)                                    296              274              223              182

                                                             YEAR ENDING DECEMBER 31,
                                           2009             2008             2007             2006
----------------------------------------------------------------------------------------------------------
HARTFORD SMALL COMPANY HLS FUND SUB-
 ACCOUNT
Accumulation unit value at beginning
 of period                                 $11.605          $19.666          $17.329          $15.243
Accumulation unit value at end of
 period                                    $14.907          $11.605          $19.666          $17.329
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     61               59               66               97
HARTFORD STOCK HLS FUND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $7.443          $13.174          $12.520          $10.991
Accumulation unit value at end of
 period                                    $10.466           $7.443          $13.174          $12.520
Number of accumulation units
 outstanding at end of period (in
 thousands)                                      3                4                5                6
HARTFORD TOTAL RETURN BOND HLS FUND
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                 $12.264          $13.363          $12.850          $12.341
Accumulation unit value at end of
 period                                    $14.013          $12.264          $13.363          $12.850
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     93               87               79               63

                                                          YEAR ENDING DECEMBER 31,
                                           2005             2004             2003             2002
--------------------------------------  -------------------------------------------------------------
HARTFORD SMALL COMPANY HLS FUND SUB-
 ACCOUNT
Accumulation unit value at beginning
 of period                                 $12.679          $11.376           $7.346          $10.000
Accumulation unit value at end of
 period                                    $15.243          $12.679          $11.376           $7.346
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     57               40                3                1
HARTFORD STOCK HLS FUND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                 $10.092           $9.751           $7.760          $10.000
Accumulation unit value at end of
 period                                    $10.991          $10.092           $9.751           $7.760
Number of accumulation units
 outstanding at end of period (in
 thousands)                                    177              175              165              123
HARTFORD TOTAL RETURN BOND HLS FUND
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                 $12.124          $11.664          $10.886          $10.000
Accumulation unit value at end of
 period                                    $12.341          $12.124          $11.664          $10.886
Number of accumulation units
 outstanding at end of period (in
 thousands)                                    160              141              104               77

                               TABLE OF CONTENTS
                                      FOR
                      STATEMENT OF ADDITIONAL INFORMATION

SECTION                                                            PAGE
---------------------------------------------------------------------------------
GENERAL INFORMATION                                                  2
 Safekeeping of Assets                                               2
 Experts                                                             2
 Additional Financial Information                                    2
 Non-Participating                                                   2
 Misstatement of Age or Sex                                          2
 Principal Underwriter                                               2
 Additional Payments                                                 2
PERFORMANCE RELATED INFORMATION                                      4
 Total Return for all Sub-Accounts                                   4
 Yield for Sub-Accounts                                              5
 Money Market Sub-Accounts                                           5
 Additional Materials                                                5
 Performance Comparisons                                             5
FINANCIAL STATEMENTS                                               SA-1

This form must be completed for all tax-sheltered annuities.

                     SECTION 403(b)(11) ACKNOWLEDGMENT FORM

    The Hartford Variable Annuity Contract which you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:

         a.   attained age 59 1/2

         b.  severance from employment

         c.   died, or

         d.  become disabled.

Distributions of post-December 31, 1988 Contributions (excluding any income thereon) may also be made if you have experienced a financial hardship. Also there may be a 10% penalty tax for distributions made prior to age 59 1/2 because of financial hardship or separation from service. Also, please be aware that your 403(b) plan may also offer other financial alternatives other than the Hartford variable annuity. Please refer to your Plan.

Please complete the following and return to:

     Hartford Life Insurance Company
     P.O. Box 1583
     Hartford, CT 06144-1583

Name of Contractholder/Participant

Address

City or Plan/School District

Date

    To obtain a Statement of Additional Information, complete the form below and mail to:

     Hartford Life Insurance Company
     P.O. Box 1583
     Hartford, CT 06144-1583

    Please send a Statement of Additional Information for Separate Account Eleven (Form HV-3572-11) to me at the following address:

--------------------------------------------------------------------------------
                                      Name
--------------------------------------------------------------------------------
                                    Address
--------------------------------------------------------------------------------
 City/State                                                           Zip Code

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                        HARTFORD LIFE INSURANCE COMPANY

                            SEPARATE ACCOUNT ELEVEN

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.

To obtain a prospectus, send a written request to Hartford Life Insurance Company Attn: IPD/Retirement Plans Service Center, P.O. Box 1583, Hartford, CT 06144-1583

Date of Prospectus: May 3, 2010
Date of Statement of Additional Information: May 3, 2010

TABLE OF CONTENTS

GENERAL INFORMATION                                                            2
  Safekeeping of Assets                                                        2
  Experts                                                                      2
  Additional Financial Information                                             2
  Non-Participating                                                            2
  Misstatement of Age or Sex                                                   2
  Principal Underwriter                                                        2
  Additional Payments                                                          2
PERFORMANCE RELATED INFORMATION                                                4
  Total Return for all Sub-Accounts                                            4
  Yield for Sub-Accounts                                                       5
  Money Market Sub-Accounts                                                    5
  Additional Materials                                                         5
  Performance Comparisons                                                      5
FINANCIAL STATEMENTS                                                        SA-1

2                                            HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS

The consolidated financial statements of Hartford Life Insurance Company (the "Company") as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 23, 2010 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's change in its method of accounting and reporting for other-than-temporary impairments in 2009 and for the fair value measurement of financial instruments in 2008) and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account Eleven (the "Account") as of December 31, 2009, and the related statements of operations and changes in net assets for the respective stated periods then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 23, 2010, which reports are both included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

ADDITIONAL FINANCIAL INFORMATION

We have included the financial statements for the Company and the Separate Account for the year ended December 31, 2009 in this Statement of Additional Information. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.

NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity payout or payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the Financial Industry Regulatory Authority, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2009: $15,883,463; 2008: $8,078,857; and 2007: $5,070,354.

ADDITIONAL PAYMENTS

As stated in the Prospectus, we (or our affiliates) pay Additional Payments to Financial Intermediaries. In addition to the Financial Intermediaries listed in the Prospectus with whom we have an ongoing contractual arrangement to make Additional Payments, listed below are all Financial Intermediaries that received Additional Payments in 2009 of items such as sponsorship of meetings, education seminars, and travel and entertainment, whether or not an ongoing contractual relationship exists.

A & F Financial Securities, Inc., Addison Avenue Federal Credit Union, Advantage Capital Corp., Advisory Group Equity Services Ltd., AF Brokerage, AIG Financial Advisors, AIG Retirement Advisors, Inc., AIM Distributors, Allen &

HARTFORD LIFE INSURANCE COMPANY                                            3

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Company of Florida, Inc., Alliance Bernstein Investment Research, Alliance
Bernstein Investments, Inc., Altura Credit Union, Amcore Investment Services, Inc., American Funds, American General Securities, Inc., American Portfolios Financial Services, Ameriprise Advisor Services, Inc., Ameriprise Financial Services, Inc., Ameritas Investment Corp., Amtrust Investment Services, Inc., Anchor Bank, Arvest Asset Management, Arvest Bank, Associated Bank, N.A., Associated Investment Services, Inc., Associated Securities Corp., Atlantic Southern Bank, AXA Advisors, LLC, B .C. Ziegler and Company, Banc of America Investment Services, Inc., Bancnorth Investment Group, Inc., Bancorpsouth Bank, Bancorpsouth Investment Services, Inc., BancWest Investment Services, Inc., Bank of Oklahoma, N.A., Bank of the West, Bank Securities Association, Bankers & Investors Co., BankUnited FSB, BB&T Investment Services, Inc., BCG Securities, Inc., Benchmark Investments, Inc., Berthel, Fisher & Co. Financial Services, BISA, BOSC, Inc., Brewer Financial Services, LLC, Broker Dealer Financial Services Corp., Brookstone Securities, Inc., Brookstreet Securities Corp., Bruce
A. Lefavi Securities, Inc., Cadaret, Grant & Co., Inc., California National Bank, Cambridge Investment Research, Inc., Camden National Bank, Cantella & Co., Inc., Capital Analysts, Inc., Capital Bank, Capital Financial Services, Inc., Capital Investment Group, Inc., Capital One Investments Services LLC, Capitol Securities Management, Inc., Carolina First Bank, CBIZ Financial Solutions, Inc., CCF Investments, Inc., CCO Investment Services Corp., Centaurus Financial, Inc., Centennial Securities Co., Inc., Centra Bank, Inc., Charles Schwab & Company, Inc, Chase Investments Services, Corp., Chicago Investment Group, LLC, CIBC World Markets Corp., Citadel Federal Credit Union, Citi Bank, Citigroup Global Markets, Inc., City Bank, City Securities Corporation, Colonial Bank, N.A., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commonwealth Financial Network, Community Bank, Compass Bank, Compass Brokerage, Inc., Coordinated Capital Securities, Inc., Crowell, Weedon & Co., Crown Capital Securities, LLP, Cumberland Brokerage Corp., Cuna Brokerage Services, Inc., Cuso Financial Services, LLP., D.A. Davidson & Company, David A. Noyes & Company, Delta Equity Services Corp., Dempsey Lord Smith LLC, Deutsche Bank Securities, Inc., Dominion Investor Services, Inc., Dorsey & Company, Inc., Dougherty & Company LLC, Eagle One Financial, Eagle One Investments, LLC, Edward Jones, Elevations Credit Union, Emerson Equity, LLC, Equable Securities Corporation, Equity Services, Inc., Essex Financial Services, Inc., Essex National Securities, Inc., Excel Securities & Assoc., Inc., Fairpoint Capital, Inc., FCG Advisors, Feltl & Company, Ferris Baker Watts, Fidelity Bank, Fidelity Brokerage Services, Inc., Fidelity Brokerage Services, LLC, Fidelity Investments, Fifth Third Bank, Fifth Third Securities, Financial Network Investment Corp., Financial Security Management, Inc., Fintegra LLC, First Allied Securities, First Brokerage America, First Citizens Bank, First Citizens Bank & Trust Co., First Citizens Investor Services, First Citizens Trust Co., N. A., First Financial Equity Corp., First Global Securities, Inc., First Heartland Capital, Inc., First Investment Services, First National B & T of Columbus, First Niagara Bank, First South Bank, First Southeast Inv. Services, First Tennessee Bank, First Tennessee Brokerage, Inc., First Western Advisors, First Western Securities, Inc., Five Star Investment Services, Inc., Florida Investment Advisers, FNB Brokerage Services, Inc., Division, Folger Nolan Fleming Douglas, Foothill Securities, Inc., Foresters Equity Services, Inc., Franklin Templeton Dist., Inc., Fremont Bank, Frost Brokerage Services Inc., Frost National Bank, FSC Securities Corporation, FSIC, Fulcrum Securities, Inc., GBS Financial Corp., Geneos Wealth Management, Inc., Genworth Financial Securities Corp., Girard Securities, Inc., Gold Coast Securities, Inc., Great American Advisors, Inc., Gregory J Schwartz & Co., Inc., Grey Investment, Gunnallen Financial, Inc., GWN Securities, Inc., H & R Block Financial Advisors, Inc., H. Beck, Inc., H. D. Vest Investment Services, Hamilton Cavanaugh & Associates, Inc., Harbor Financial Services, LLC, Harbour Investments, Inc., Harris Investor Services, Inc., Harvest Capital LLC, Hazard & Siegel, Inc., Heartland Investment Assoc., Inc., Heim Young & Associates, Inc., Heritage Family Federal Credit Union, Hightower Securities LLC, Hornor, Townsend & Kent, Inc., HSBC Bank USA, National Association, HSBC Brokerage, Inc., HSBC Securities
(USA) Inc., Huntingdon Securities Corp., Huntington Investments, Huntington National Bank, Huntington Valley Bank, IBN Financial Services, Inc., IMS Securities, Inc., Independent Financial Group, LLC, Infinex Investment, Inc., ING Financial Advisors, LLC, ING Financial Partners, Insignia Bank, InterSecurities Inc., Inverness Securities, LLC, Invesmart Securities LLC, INVEST Financial Corporation, INVEST Bank of Oak Ridge, INVEST United Community Bank, Investacorp, Inc., Investment Center, Inc., Investment Centers of America, Investment Professionals, Inc., Investors Capital Corp., J. B. Hanauer & Co., J.J.B. Hilliard, W.L. Lyons LLC, J. P. Turner & Company, LLC, J.W. Cole Financial, Inc., Janney Montgomery Scott, Inc., Joseph Gunnar & Co. LLC, Kern Schools Federal Credit Union, Key Bank, Key Investment Services, LLC., KMS Financial Services, Inc., Kovack Securities, Inc., KW Securities Corporation, Lara, Shull & May, LTD, LaSalle Street Securities, Inc., Leigh Baldwin & Co., LLC, Leonard & Company, Liberty Group, LLC, Linclon Financial Advisors Corp., Lincoln Financial Securities, Lincoln Investment Planning, Inc., Lord, Abbett & Co., LPL Financial Corporation, M Griffith Locke Investment Services, M & I Bank, M & T Bank, M & T Securities, Inc., M.L. Stern & Co., Inc., May Financial Corporation, Means Investment Co., Inc., Merrill Lynch Inc., Mesirow Financial, Inc., MetLife Securities, Inc., MFS Fund Distributors, Inc., MidAmerica Financial Services, Inc., MidFirst Bank, Midwestern Securities Trading Co., LLC, MML Investor Services, Inc., Money Concepts Capital Corp., Money Management Advisory, Inc., Morgan Keegan & Co., Inc., Morgan Stanley & Co., Inc., Morgan Stanley Smith Barney, Multi-Financial Securities Corp., Multiple Financial Services, Inc., Mutual Service Corp., Natcity Investments, National

4                                            HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

Advisors Trust, National Planning Corporation, National Securities Corp., Navy Federal Brokerage Services, Navy Federal Credit Union, NBC Securities, Inc., Neidiger, Tucker, Bruner, Inc., New England Securities Corp., Newbridge Securities, Newbridge Securities Corp., Nexity Financial Services, Inc., Next Financial Group, Inc., NFP Securities, Inc., Nollenberger Capital Partners, Northwestern Mutual Inv. Services, NPB Financial Group LLC, Nutmeg Securities, Ltd., NYLIFE Securities, Inc., OFG Financial Services, Inc., Ohio National Equities, Inc., OneAmerica Securities, Inc., Oppenheimer & Co., Inc., Orange County Teachers FCU, Orange Countys Credit Union, Pacco Capital Solutions, LLC, Pacific West Securities, Inc., Packerland Brokerage Services, Inc., Park Avenue Securities, LLC, Parsonex Securities, Inc., Partnervest Securities, Inc., Paulson Investment Company, Inc., Peoples Securities, Inc., PlanMember Securities Corp., Planning Corp. (IM&R), PNC Bank Corp., PNC Investments LLC, Prime Capital Services, Inc., PrimeVest Financial Services, Princor Financial Service Corp., ProEquities, Inc., Professional Asset Management, Inc., Prospera Financial Services, Purshe Kaplan Sterling Investment, Putnam Investments, QA3 Financial Corp., Questar Capital Corp., Raymond James Financial Services, Inc., Raymond James & Associates Inc., RBC Capital Markets Corp., RBC Dain FID Division, Regal Securities, Inc., Resource Horizons Group, LLC, RiverStone Wealth Management, Inc., Robert W. Baird & Co., Inc., Rogan & Associates, Inc., Royal Alliance Associates, Inc., Royal Securities Company, Ryan Financial, Inc., S.C. Parker & Co., Inc., S. Smith Barney Bank Investments Centers, Sagepoint Financial, Inc., Sammons Securities Company LLC, Sanders Morris Harris, Inc., Santa Barbara Bank & Trust, Scott & Stringfellow, Inc., Seacoast Investor Services, Inc., Securian Financial Services, Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corporation, Signal Securities, Inc., Signator Investors, Inc., Signature Bank, Signature Securities Group, SII Investments, Smith Barney, Smith Barney Bank Advisor, Smith Hayes Financial Services Corp., South Valley Wealth Management, Southeast Investments N.C., Inc., Southwest Securities, Inc., Sovereign Bank, Space Coast Credit Union, Spectrum Capital Inc., Stephens, Inc., Sterling Savings Bank, Sterne Agee & Leach, inc., Stifel, Nicolaus & Co., Inc., Stockcross, Inc., Strategic Financial Alliance, Summit Bank, Summit Brokerage Services Inc., Summit Equities, Inc., Summitalliance Securities, Sunset Financial Services, Inc., SunTrust Investment Services, Inc., SunTrust Securities, Inc., Symetra Investment Services, Inc., Synovus Securities, TD Ameritrade, Inc., TD Bancnorth, National Association, TFS Securities, Inc., The Huntington Investment Co., The Leaders Group, Inc., The Winning Edge Financial Group, Thoroughbred Financial Services, LLC, Thurston, Springer, Miller, Herd, Tower Square Securities, Inc., Transamerica Financial Advisor, Triad Advisors, Inc., Tricor Financial Services, Ltd., Triune Capital Advisors, TrustCore Investments, Inc., Trustmont Financial Group, Inc., UBS Financial Services, Inc., UBS International, UMB Bank, UMB Financial Services, Inc., Union Bank of California,
N. A., UnionBanc Investment Services, United Bank, Inc., United Brokerage Services, Inc., United Community Bank, United Financial Group, United Planners Financial Services of America, US Bancorp Investments, US Bank, US Discount Brokerage, Inc., USA Financial Securities Corp., UVest Financial Services Group, Inc., VALIC Financial Advisors, Inc., Valmark Securities, VanDerbilt Securities, LLC, Veritrust Financial, LLC, VFinance Investments, Inc., VSR Financial Services, Inc., Wachovia Bank, Wachovia Securities ISG, Wachovia Securities LLC., Wall Street Financial Group, Walnut Street Securities, Inc., WaMu Investments, Inc., Waterstone Financial Group, Inc., Wedbush Morgan Securities, Inc., Wells Fargo Adv. Financial Network LLC, Wells Fargo Advisors, LLC, Wells Fargo Advisors, LLC ISG, Wells Fargo Ins. Services Inv. Adv., Wells Fargo Investments, WesBanco Bank, Inc., WesBanco Securities, Inc., Wescom Financial Services, Western International Securities, Western State Bank, Westfield Bakerink Brozak, LLC, WFG Investments, Inc., Woodbury Financial Services, Inc., Woodmen Financial Services, Inc., Woodstock Financial Group, Inc., Workman Securities Corp., WRP Investments, Inc.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred sales charge, any applicable administrative charge and the Annual Maintenance Fee.

HARTFORD LIFE INSURANCE COMPANY                                            5

-------------------------------------------------------------------------------

The formula Hartford uses to calculate standardized total return is P(1+T) TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit value on the last day of the period.

The formula Hartford uses to calculate yield is: YIELD = 2[(a - b/cd +1) TO THE POWER OF 6 - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A -
B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE CONTRACT OWNERS OF HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN AND THE
BOARD OF DIRECTORS OF HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Hartford Life Insurance Company Separate Account Eleven (the "Account"), as of December 31, 2009, and the related statements of operations and changes in net assets for the respective stated periods then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts constituting Hartford Life Insurance Company Separate Account Eleven as of December 31, 2009, the results of their operations and the changes in their net assets for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
February 23, 2010

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                  AMERICAN CENTURY VP
                                         EQUITY              AMERICAN CENTURY VP        AMERICAN CENTURY VP
                                      INCOME FUND               ULTRA(R) FUND              BALANCED FUND
                                      SUB-ACCOUNT                SUB-ACCOUNT                SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                    --                       --                         --
   Class INV                               428,101                       --                         --
   Other class                             535,581                    1,732                      9,491
                                      ============                =========                  =========
  Cost:
   Class ADV                                    --                       --                         --
   Class INV                            $3,243,468                       --                         --
   Other class                           3,929,509                  $34,008                    $58,889
                                      ============                =========                  =========
  Market Value:
   Class ADV                                    --                       --                         --
   Class INV                            $2,808,341                       --                         --
   Other class                           3,513,410                  $32,840                    $54,572
 Due from Hartford Life
  Insurance Company                          9,590                       --                         --
 Receivable from fund shares
  sold                                          --                        2                          1
 Other assets                                   --                       --                         --
                                      ------------                ---------                  ---------
 Total Assets                            6,331,341                   32,842                     54,573
                                      ------------                ---------                  ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                             --                        2                          1
 Payable for fund shares
  purchased                                  9,590                       --                         --
 Other liabilities                              --                       --                         --
                                      ------------                ---------                  ---------
 Total Liabilities                           9,590                        2                          1
                                      ------------                ---------                  ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                           $6,321,751                  $32,840                    $54,572
                                      ============                =========                  =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants              446,802                    3,624                      5,530
  Unit Fair Values #                        $14.15                    $9.06                      $9.87
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                   --                       --                         --
  Unit Fair Values #                            --                       --                         --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                             AMERICAN CENTURY VP        AMERICAN CENTURY VP
                                  AMERICAN CENTURY VP             SMALL CAP                LARGE COMPANY
                                  INTERNATIONAL FUND             VALUE FUND                 VALUE FUND
                                      SUB-ACCOUNT                SUB-ACCOUNT                SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                  --                      3,337                         --
   Class INV                                  --                         --                         --
   Other class                             1,782                         --                      5,916
                                       =========                  =========                  =========
  Cost:
   Class ADV                                  --                    $26,907                         --
   Class INV                                  --                         --                         --
   Other class                           $18,499                         --                    $31,285
                                       =========                  =========                  =========
  Market Value:
   Class ADV                                  --                    $24,360                         --
   Class INV                                  --                         --                         --
   Other class                           $13,776                         --                    $29,878
 Due from Hartford Life
  Insurance Company                           --                         --                         --
 Receivable from fund shares
  sold                                        --                         10                         19
 Other assets                                 --                         --                         --
                                       ---------                  ---------                  ---------
 Total Assets                             13,776                     24,370                     29,897
                                       ---------                  ---------                  ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                         10                         19
 Payable for fund shares
  purchased                                   --                         --                         --
 Other liabilities                            --                         --                         --
                                       ---------                  ---------                  ---------
 Total Liabilities                            --                         10                         19
                                       ---------                  ---------                  ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                   $13,776                    $24,360                    $29,878
                                       =========                  =========                  =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants              1,448                      1,797                      3,541
  Unit Fair Values #                       $9.51                     $13.56                      $8.44
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                 --                         --                         --
  Unit Fair Values #                          --                         --                         --

                                                            AMERICAN CENTURY VP        AMERICAN CENTURY VP
                                 AMERICAN CENTURY VP        INFLATION-ADJUSTED               EQUITY
                                    VISTA(SM) FUND               BOND FUND                 GROWTH FUND
                                     SUB-ACCOUNT                SUB-ACCOUNT                SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                              32,519                     6,778                         --
   Class INV                                  --                        --                         --
   Other class                                --                        --                      1,111
                                      ==========                 =========                  =========
  Cost:
   Class ADV                            $420,356                   $74,943                         --
   Class INV                                  --                        --                         --
   Other class                                --                        --                    $15,215
                                      ==========                 =========                  =========
  Market Value:
   Class ADV                            $425,679                   $77,744                         --
   Class INV                                  --                        --                         --
   Other class                                --                        --                    $20,414
 Due from Hartford Life
  Insurance Company                          659                        --                         --
 Receivable from fund shares
  sold                                        --                        33                         15
 Other assets                                 --                        --                         --
                                      ----------                 ---------                  ---------
 Total Assets                            426,338                    77,777                     20,429
                                      ----------                 ---------                  ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                        33                         15
 Payable for fund shares
  purchased                                  659                        --                         --
 Other liabilities                            --                        --                         --
                                      ----------                 ---------                  ---------
 Total Liabilities                           659                        33                         15
                                      ----------                 ---------                  ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                  $425,679                   $77,744                    $20,414
                                      ==========                 =========                  =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants             40,443                     6,642                      2,269
  Unit Fair Values #                      $10.53                    $11.71                      $9.00
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                 --                        --                         --
  Unit Fair Values #                          --                        --                         --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                  AMERICAN CENTURY VP
                                        INCOME &            AMERICAN CENTURY VP       AMERICAN CENTURY VP
                                      GROWTH FUND                ULTRA FUND                VALUE FUND
                                      SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                   --                        --                         --
   Class INV                                   --                        --                         --
   Other class                             49,924                    68,008                    179,009
                                       ==========                ==========               ============
  Cost:
   Class ADV                                   --                        --                         --
   Class INV                                   --                        --                         --
   Other class                           $329,561                  $647,701                 $1,128,844
                                       ==========                ==========               ============
  Market Value:
   Class ADV                                   --                        --                         --
   Class INV                                   --                        --                         --
   Other class                           $268,590                  $552,227                   $945,165
 Due from Hartford Life
  Insurance Company                             5                       163                         --
 Receivable from fund shares
  sold                                         --                        --                        108
 Other assets                                  --                        --                         --
                                       ----------                ----------               ------------
 Total Assets                             268,595                   552,390                    945,273
                                       ----------                ----------               ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                        --                        108
 Payable for fund shares
  purchased                                     5                       163                         --
 Other liabilities                             --                        --                         --
                                       ----------                ----------               ------------
 Total Liabilities                              5                       163                        108
                                       ----------                ----------               ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                            $268,590                  $552,227                   $945,165
                                       ==========                ==========               ============
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants              30,387                    57,018                    105,654
  Unit Fair Values #                        $8.21                     $9.69                      $8.74
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants               2,346                        --                      2,512
  Unit Fair Values #                        $8.20                        --                      $8.70

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                             AIM V.I.            AIM V.I.                AIM
                                             SMALL CAP           FINANCIAL              BASIC
                                            EQUITY FUND        SERVICES FUND          VALUE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                        --                 --                      --
   Class INV                                        --                 --                      --
   Other class                                   1,114                427                  87,480
                                             =========            =======            ============
  Cost:
   Class ADV                                        --                 --                      --
   Class INV                                        --                 --                      --
   Other class                                 $17,265             $2,669              $2,263,476
                                             =========            =======            ============
  Market Value:
   Class ADV                                        --                 --                      --
   Class INV                                        --                 --                      --
   Other class                                 $14,325             $2,178              $1,724,232
 Due from Hartford Life Insurance
  Company                                           --                 --                   6,804
 Receivable from fund shares sold                   --                 --                      --
 Other assets                                       --                 --                      --
                                             ---------            -------            ------------
 Total Assets                                   14,325              2,178               1,731,036
                                             ---------            -------            ------------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                           --                 --                      --
 Payable for fund shares purchased                  --                 --                   6,804
 Other liabilities                                  --                 --                      --
                                             ---------            -------            ------------
 Total Liabilities                                  --                 --                   6,804
                                             ---------            -------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $14,325             $2,178              $1,724,232
                                             =========            =======            ============
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    1,824                516                 172,562
  Unit Fair Values #                             $7.86              $4.22                   $9.99
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       --                 --                      --
  Unit Fair Values #                                --                 --                      --

                                                AIM                   AIM                   AIM
                                              EUROPEAN           INTERNATIONAL          MID CAP CORE
                                            GROWTH FUND           GROWTH FUND           EQUITY FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                    --                    --
   Class INV                                         --                    --                    --
   Other class                                   12,421                10,911                 7,693
                                             ==========            ==========            ==========
  Cost:
   Class ADV                                         --                    --                    --
   Class INV                                         --                    --                    --
   Other class                                 $368,157              $273,872              $165,609
                                             ==========            ==========            ==========
  Market Value:
   Class ADV                                         --                    --                    --
   Class INV                                         --                    --                    --
   Other class                                 $343,571              $270,164              $161,172
 Due from Hartford Life Insurance
  Company                                           300                   514                    --
 Receivable from fund shares sold                    --                    --                    34
 Other assets                                        --                    --                    --
                                             ----------            ----------            ----------
 Total Assets                                   343,871               270,678               161,206
                                             ----------            ----------            ----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            --                    --                    34
 Payable for fund shares purchased                  300                   514                    --
 Other liabilities                                   --                    --                    --
                                             ----------            ----------            ----------
 Total Liabilities                                  300                   514                    34
                                             ----------            ----------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $343,571              $270,164              $161,172
                                             ==========            ==========            ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    43,947                29,248                14,609
  Unit Fair Values #                              $7.82                 $9.24                $11.03
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                    --                    --
  Unit Fair Values #                                 --                    --                    --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                        AIM                    AIM                    AIM
                                     SMALL CAP                 REAL                SMALL CAP
                                    GROWTH FUND            ESTATE FUND            EQUITY FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                 --                      --                    --
   Class INV                             21,387                      --                    --
   Other class                              244                  88,649                17,360
                                     ==========            ============            ==========
  Cost:
   Class ADV                                 --                      --                    --
   Class INV                           $596,410                      --                    --
   Other class                            5,216              $1,946,379              $147,461
                                     ==========            ============            ==========
  Market Value:
   Class ADV                                 --                      --                    --
   Class INV                           $497,468                      --                    --
   Other class                            5,528              $1,575,293              $165,263
 Due from Hartford Life
  Insurance Company                         471                   3,462                    --
 Receivable from fund shares
  sold                                       --                      --                    85
 Other assets                                --                      --                    --
                                     ----------            ------------            ----------
 Total Assets                           503,467               1,578,755               165,348
                                     ----------            ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          --                      --                    85
 Payable for fund shares
  purchased                                 471                   3,462                    --
 Other liabilities                           --                      --                    --
                                     ----------            ------------            ----------
 Total Liabilities                          471                   3,462                    85
                                     ----------            ------------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $502,996              $1,575,293              $165,263
                                     ==========            ============            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            53,426                  90,754                20,247
  Unit Fair Values #                      $9.42                  $17.36                 $8.16
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                --                      --                    --
  Unit Fair Values #                         --                      --                    --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                        AIM                                ALLIANCEBERNSTEIN VPS
                                      CAPITAL           DOMINI SOCIAL            BALANCED
                                 DEVELOPMENT FUND        EQUITY FUND         SHARES PORTFOLIO
                                  SUB-ACCOUNT (1)        SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                               --                   --                      --
   Class INV                               --                   --                      --
   Other class                            702                  134                   6,159
                                      =======              =======               =========
  Cost:
   Class ADV                               --                   --                      --
   Class INV                               --                   --                      --
   Other class                         $8,715               $3,951                 $99,091
                                      =======              =======               =========
  Market Value:
   Class ADV                               --                   --                      --
   Class INV                               --                   --                      --
   Other class                         $9,672               $3,517                 $83,018
 Due from Hartford Life
  Insurance Company                        --                   --                     178
 Receivable from fund shares
  sold                                      8                    3                      --
 Other assets                              --                   --                      --
                                      -------              -------               ---------
 Total Assets                           9,680                3,520                  83,196
                                      -------              -------               ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         8                    3                      --
 Payable for fund shares
  purchased                                --                   --                     178
 Other liabilities                         --                   --                      --
                                      -------              -------               ---------
 Total Liabilities                          8                    3                     178
                                      -------              -------               ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $9,672               $3,517                 $83,018
                                      =======              =======               =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           1,193                  374                   7,278
  Unit Fair Values #                    $8.11                $9.41                  $11.41
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants              --                   --                      --
  Unit Fair Values #                       --                   --                      --

                                 ALLIANCEBERNSTEIN VPS     ALLIANCEBERNSTEIN VPS     ALLIANCEBERNSTEIN VPS
                                      GROWTH AND               INTERNATIONAL             INTERNATIONAL
                                   INCOME PORTFOLIO           GROWTH PORTFOLIO          VALUE PORTFOLIO
                                      SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                  --                         --                         --
   Class INV                                  --                         --                         --
   Other class                            15,879                     26,936                    147,345
                                       =========                 ==========               ============
  Cost:
   Class ADV                                  --                         --                         --
   Class INV                                  --                         --                         --
   Other class                           $50,673                   $449,701                 $2,720,024
                                       =========                 ==========               ============
  Market Value:
   Class ADV                                  --                         --                         --
   Class INV                                  --                         --                         --
   Other class                           $46,683                   $379,265                 $2,011,257
 Due from Hartford Life
  Insurance Company                           --                         20                        897
 Receivable from fund shares
  sold                                        23                         --                         --
 Other assets                                 --                         --                         --
                                       ---------                 ----------               ------------
 Total Assets                             46,706                    379,285                  2,012,154
                                       ---------                 ----------               ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           23                         --                         --
 Payable for fund shares
  purchased                                   --                         20                        897
 Other liabilities                            --                         --                         --
                                       ---------                 ----------               ------------
 Total Liabilities                            23                         20                        897
                                       ---------                 ----------               ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                   $46,683                   $379,265                 $2,011,257
                                       =========                 ==========               ============
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants              5,380                     41,063                    179,433
  Unit Fair Values #                       $8.68                      $9.24                     $11.21
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                 --                         --                         --
  Unit Fair Values #                          --                         --                         --

(1)  Funded as of March 5, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                 ALLIANCEBERNSTEIN VPS                             ALLIANCEBERNSTEIN VPS
                                         GLOBAL             ALLIANCEBERNSTEIN          SMALL/MID-CAP
                                    VALUE PORTFOLIO            GROWTH FUND           GROWTH PORTFOLIO
                                      SUB-ACCOUNT            SUB-ACCOUNT (2)            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                   --                      --                       --
   Class INV                                   --                      --                       --
   Other class                             11,073                     858                   10,992
                                       ==========               =========                =========
  Cost:
   Class ADV                                   --                      --                       --
   Class INV                                   --                      --                       --
   Other class                           $138,101                 $22,562                  $42,835
                                       ==========               =========                =========
  Market Value:
   Class ADV                                   --                      --                       --
   Class INV                                   --                      --                       --
   Other class                            $99,767                 $27,304                  $47,815
 Due from Hartford Life
  Insurance Company                            --                      --                       --
 Receivable from fund shares
  sold                                         11                      11                       18
 Other assets                                  --                      --                       --
                                       ----------               ---------                ---------
 Total Assets                              99,778                  27,315                   47,833
                                       ----------               ---------                ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            11                      11                       18
 Payable for fund shares
  purchased                                    --                      --                       --
 Other liabilities                             --                      --                       --
                                       ----------               ---------                ---------
 Total Liabilities                             11                      11                       18
                                       ----------               ---------                ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                             $99,767                 $27,304                  $47,815
                                       ==========               =========                =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants              11,725                   3,279                    5,316
  Unit Fair Values #                        $8.51                   $8.33                    $9.00
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                  --                      --                       --
  Unit Fair Values #                           --                      --                       --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

(2)  Funded as of February 2, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 ALLIANCEBERNSTEIN VPS
                                     SMALL-MID CAP         ALLIANCEBERNSTEIN     ALLIANCEBERNSTEIN 2015
                                    VALUE PORTFOLIO            VALUE FUND          RETIREMENT STRATEGY
                                      SUB-ACCOUNT           SUB-ACCOUNT (3)          SUB-ACCOUNT (4)
---------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                  --                     --                       --
   Class INV                                  --                     --                       --
   Other class                             5,433                     16                      108
                                       =========                 ======                  =======
  Cost:
   Class ADV                                  --                     --                       --
   Class INV                                  --                     --                       --
   Other class                           $59,753                   $132                     $989
                                       =========                 ======                  =======
  Market Value:
   Class ADV                                  --                     --                       --
   Class INV                                  --                     --                       --
   Other class                           $75,898                   $131                     $996
 Due from Hartford Life
  Insurance Company                        1,037                     --                       --
 Receivable from fund shares
  sold                                        --                      2                       34
 Other assets                                 --                     --                       --
                                       ---------                 ------                  -------
 Total Assets                             76,935                    133                    1,030
                                       ---------                 ------                  -------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                      2                       34
 Payable for fund shares
  purchased                                1,037                     --                       --
 Other liabilities                            --                     --                       --
                                       ---------                 ------                  -------
 Total Liabilities                         1,037                      2                       34
                                       ---------                 ------                  -------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                   $75,898                   $131                     $996
                                       =========                 ======                  =======
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants              8,363                     21                       63
  Unit Fair Values #                       $9.08                  $6.07                   $15.86
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                 --                     --                       --
  Unit Fair Values #                          --                     --                       --


                                ALLIANCEBERNSTEIN 2025     ALLIANCEBERNSTEIN 2035     ALLIANCEBERNSTEIN 2045
                                  RETIREMENT STRATEGY        RETIREMENT STRATEGY        RETRIEMENT STRATEGY
                                    SUB-ACCOUNT (4)            SUB-ACCOUNT (4)            SUB-ACCOUNT (4)
-----------------------------  -------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                 --                         --                         --
   Class INV                                 --                         --                         --
   Other class                               27                        396                        161
                                        =======                    =======                    =======
  Cost:
   Class ADV                                 --                         --                         --
   Class INV                                 --                         --                         --
   Other class                             $241                     $3,553                     $1,450
                                        =======                    =======                    =======
  Market Value:
   Class ADV                                 --                         --                         --
   Class INV                                 --                         --                         --
   Other class                             $244                     $3,573                     $1,456
 Due from Hartford Life
  Insurance Company                          --                      2,029                        878
 Receivable from fund shares
  sold                                        4                         --                         --
 Other assets                                --                         --                         --
                                        -------                    -------                    -------
 Total Assets                               248                      5,602                      2,334
                                        -------                    -------                    -------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           4                         --                         --
 Payable for fund shares
  purchased                                  --                      2,029                        878
 Other liabilities                           --                         --                         --
                                        -------                    -------                    -------
 Total Liabilities                            4                      2,029                        878
                                        -------                    -------                    -------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                     $244                     $3,573                     $1,456
                                        =======                    =======                    =======
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                15                        214                         87
  Unit Fair Values #                     $16.73                     $16.74                     $16.73
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                --                         --                         --
  Unit Fair Values #                         --                         --                         --

(3)  Funded as of February 19, 2009.

(4)  From inception March 5, 2009 to December 31, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                 ALLIANCEBERNSTEIN 2020     ALLIANCEBERNSTEIN 2030     ALLIANCEBERNSTEIN 2040
                                   RETIREMENT STRATEGY        RETIREMENT STRATEGY        RETIREMENT STRATEGY
                                     SUB-ACCOUNT (4)            SUB-ACCOUNT (4)            SUB-ACCOUNT (4)
---------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                   --                        --                          --
   Class INV                                   --                        --                          --
   Other class                              1,068                       539                       1,012
                                        =========                   =======                   =========
  Cost:
   Class ADV                                   --                        --                          --
   Class INV                                   --                        --                          --
   Other class                             $9,691                    $4,834                      $9,296
                                        =========                   =======                   =========
  Market Value:
   Class ADV                                   --                        --                          --
   Class INV                                   --                        --                          --
   Other class                             $9,691                    $4,883                      $9,328
 Due from Hartford Life
  Insurance Company                         5,606                     1,432                       7,428
 Receivable from fund shares
  sold                                         --                        --                          --
 Other assets                                  --                        --                          --
                                        ---------                   -------                   ---------
 Total Assets                              15,297                     6,315                      16,756
                                        ---------                   -------                   ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                        --                          --
 Payable for fund shares
  purchased                                 5,606                     1,432                       7,428
 Other liabilities                             --                        --                          --
                                        ---------                   -------                   ---------
 Total Liabilities                          5,606                     1,432                       7,428
                                        ---------                   -------                   ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                              $9,691                    $4,883                      $9,328
                                        =========                   =======                   =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION
 PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                 594                       292                         558
  Unit Fair Values #                       $16.30                    $16.79                      $16.73
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                  --                        --                          --
  Unit Fair Values #                           --                        --                          --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

(4)  From inception March 5, 2009 to December 31, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                         AMERICAN FUNDS          AMERICAN FUNDS
                                  AMERICAN FUNDS            AMERICAN             CAPITAL INCOME
                                    AMCAP FUND           BALANCED FUND            BUILDER FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT              SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                      --                       --
   Class INV                                --                      --                       --
   Other class                          38,663                 207,250                  234,185
                                    ==========            ============            =============
  Cost:
   Class ADV                                --                      --                       --
   Class INV                                --                      --                       --
   Other class                        $539,773              $2,916,562              $11,417,366
                                    ==========            ============            =============
  Market Value:
   Class ADV                                --                      --                       --
   Class INV                                --                      --                       --
   Other class                        $633,691              $3,347,088              $11,215,101
 Due from Hartford Life
  Insurance Company                         --                   4,188                       --
 Receivable from fund shares
  sold                                     274                      --                   24,831
 Other assets                               --                      --                       --
                                    ----------            ------------            -------------
 Total Assets                          633,965               3,351,276               11,239,932
                                    ----------            ------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        274                      --                   24,831
 Payable for fund shares
  purchased                                 --                   4,188                       --
 Other liabilities                          --                      --                       --
                                    ----------            ------------            -------------
 Total Liabilities                         274                   4,188                   24,831
                                    ----------            ------------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $633,691              $3,347,088              $11,215,101
                                    ==========            ============            =============
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION
 PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           69,561                 343,427                1,188,894
  Unit Fair Values #                     $9.11                   $9.75                    $9.43
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants               --                      --                       --
  Unit Fair Values #                        --                      --                       --

                                   AMERICAN FUNDS          AMERICAN FUNDS          AMERICAN FUNDS
                                    EUROPACIFIC             FUNDAMENTAL                 NEW
                                    GROWTH FUND            INVESTORS FUND         PERSPECTIVE FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                  --                      --                      --
   Class INV                                  --                      --                      --
   Other class                           248,431                 165,504                  79,339
                                    ============            ============            ============
  Cost:
   Class ADV                                  --                      --                      --
   Class INV                                  --                      --                      --
   Other class                        $8,879,257              $4,658,364              $1,708,781
                                    ============            ============            ============
  Market Value:
   Class ADV                                  --                      --                      --
   Class INV                                  --                      --                      --
   Other class                        $9,360,872              $5,407,014              $2,004,102
 Due from Hartford Life
  Insurance Company                           --                      --                   1,039
 Receivable from fund shares
  sold                                     3,558                  14,035                      --
 Other assets                                 --                      --                      --
                                    ------------            ------------            ------------
 Total Assets                          9,364,430               5,421,049               2,005,141
                                    ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        3,558                  14,035                      --
 Payable for fund shares
  purchased                                   --                      --                   1,039
 Other liabilities                            --                      --                      --
                                    ------------            ------------            ------------
 Total Liabilities                         3,558                  14,035                   1,039
                                    ------------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $9,360,872              $5,407,014              $2,004,102
                                    ============            ============            ============
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION
 PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            597,209                 596,063                 196,323
  Unit Fair Values #                      $15.67                   $9.07                  $10.21
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                 --                      --                      --
  Unit Fair Values #                          --                      --                      --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                    AMERICAN FUNDS          AMERICAN FUNDS           AMERICAN FUNDS
                                    THE BOND FUND           THE GROWTH FUND         THE INCOME FUND
                                      OF AMERICA            OF AMERICA FUND            OF AMERICA
                                     SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                   --                       --                      --
   Class INV                                   --                       --                      --
   Other class                            361,951                  828,705                 274,936
                                     ============            =============            ============
  Cost:
   Class ADV                                   --                       --                      --
   Class INV                                   --                       --                      --
   Other class                         $4,170,456              $21,557,806              $4,058,309
                                     ============            =============            ============
  Market Value:
   Class ADV                                   --                       --                      --
   Class INV                                   --                       --                      --
   Other class                         $4,271,021              $22,317,014              $4,245,012
 Due from Hartford Life
  Insurance Company                            --                       --                     923
 Receivable from fund shares
  sold                                     38,530                    5,358                      --
 Other assets                                  --                        1                      --
                                     ------------            -------------            ------------
 Total Assets                           4,309,551               22,322,373               4,245,935
                                     ------------            -------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        38,530                    5,358                      --
 Payable for fund shares
  purchased                                    --                       --                     923
 Other liabilities                             --                       --                      --
                                     ------------            -------------            ------------
 Total Liabilities                         38,530                    5,358                     923
                                     ------------            -------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $4,271,021              $22,317,015              $4,245,012
                                     ============            =============            ============
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants             417,467                1,958,359                 451,379
  Unit Fair Values #                       $10.23                   $11.40                   $9.41
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                  --                       --                      --
  Unit Fair Values #                           --                       --                      --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   AMERICAN FUNDS
                                   THE INVESTMENT         AMERICAN FUNDS         AMERICAN FUNDS
                                      COMPANY                THE NEW               WASHINGTON
                                     OF AMERICA            ECONOMY FUND         MUTUAL INVESTORS
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                  --                    --                      --
   Class INV                                  --                    --                      --
   Other class                           135,862                31,875                  59,426
                                    ============            ==========            ============
  Cost:
   Class ADV                                  --                    --                      --
   Class INV                                  --                    --                      --
   Other class                        $3,230,891              $716,386              $1,325,926
                                    ============            ==========            ============
  Market Value:
   Class ADV                                  --                    --                      --
   Class INV                                  --                    --                      --
   Other class                        $3,518,816              $708,584              $1,456,534
 Due from Hartford Life
  Insurance Company                           --                    --                     314
 Receivable from fund shares
  sold                                    21,989                    15                      --
 Other assets                                 --                    --                      --
                                    ------------            ----------            ------------
 Total Assets                          3,540,805               708,599               1,456,848
                                    ------------            ----------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       21,989                    15                      --
 Payable for fund shares
  purchased                                   --                    --                     314
 Other liabilities                            --                    --                      --
                                    ------------            ----------            ------------
 Total Liabilities                        21,989                    15                     314
                                    ------------            ----------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $3,518,816              $708,584              $1,456,534
                                    ============            ==========            ============
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            396,689                77,034                 169,256
  Unit Fair Values #                       $8.87                 $9.20                   $8.61
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                 --                    --                      --
  Unit Fair Values #                          --                    --                      --

                                                         AMERICAN FUNDS
                                  AMERICAN FUNDS         CAPITAL WORLD          AMERICAN FUNDS
                                     AMERICAN               GROWTH &               SMALLCAP
                                   MUTUAL FUND            INCOME FUND             WORLD FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                      --                    --
   Class INV                                --                      --                    --
   Other class                          28,133                 256,451                15,953
                                    ==========            ============            ==========
  Cost:
   Class ADV                                --                      --                    --
   Class INV                                --                      --                    --
   Other class                        $555,394              $8,986,717              $409,216
                                    ==========            ============            ==========
  Market Value:
   Class ADV                                --                      --                    --
   Class INV                                --                      --                    --
   Other class                        $648,186              $8,696,252              $493,119
 Due from Hartford Life
  Insurance Company                      1,392                  10,096                    --
 Receivable from fund shares
  sold                                      --                      --                 9,308
 Other assets                               --                      --                    --
                                    ----------            ------------            ----------
 Total Assets                          649,578               8,706,348               502,427
                                    ----------            ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                      --                 9,308
 Payable for fund shares
  purchased                              1,392                  10,096                    --
 Other liabilities                          --                      --                    --
                                    ----------            ------------            ----------
 Total Liabilities                       1,392                  10,096                 9,308
                                    ----------            ------------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $648,186              $8,696,252              $493,119
                                    ==========            ============            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           69,819                 661,999                55,743
  Unit Fair Values #                     $9.28                  $13.14                 $8.85
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants               --                      --                    --
  Unit Fair Values #                        --                      --                    --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                       ARIEL                                     ARTISAN
                                    APPRECIATION                                 MID CAP
                                        FUND              ARIEL FUND            VALUE FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                 --                   --                    --
   Class INV                                 --                   --                39,042
   Other class                            2,873                1,107                    --
                                     ==========            =========            ==========
  Cost:
   Class ADV                                 --                   --                    --
   Class INV                                 --                   --              $744,391
   Other class                         $105,653              $42,846                    --
                                     ==========            =========            ==========
  Market Value:
   Class ADV                                 --                   --                    --
   Class INV                                 --                   --              $701,964
   Other class                         $101,839              $42,699                    --
 Due from Hartford Life
  Insurance Company                      28,747                   --                    --
 Receivable from fund shares
  sold                                       --                   11                   133
 Other assets                                --                   --                    --
                                     ----------            ---------            ----------
 Total Assets                           130,586               42,710               702,097
                                     ----------            ---------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          --                   11                   133
 Payable for fund shares
  purchased                              28,747                   --                    --
 Other liabilities                           --                   --                    --
                                     ----------            ---------            ----------
 Total Liabilities                       28,747                   11                   133
                                     ----------            ---------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $101,839              $42,699              $701,964
                                     ==========            =========            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants             8,966                4,473                54,493
  Unit Fair Values #                     $11.36                $9.54                $12.88
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                --                   --                    --
  Unit Fair Values #                         --                   --                    --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   LIFEPATH 2020           LIFEPATH 2030           LIFEPATH 2040
                                     PORTFOLIO               PORTFOLIO               PORTFOLIO
                                    SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                  --                      --                      --
   Class INV                                  --                      --                      --
   Other class                           501,004                 448,912                 329,999
                                    ============            ============            ============
  Cost:
   Class ADV                                  --                      --                      --
   Class INV                                  --                      --                      --
   Other class                        $6,775,719              $5,845,535              $5,190,902
                                    ============            ============            ============
  Market Value:
   Class ADV                                  --                      --                      --
   Class INV                                  --                      --                      --
   Other class                        $7,002,102              $5,866,706              $5,085,773
 Due from Hartford Life
  Insurance Company                       25,327                  23,164                  24,043
 Receivable from fund shares
  sold                                        --                      --                      --
 Other assets                                 --                      --                      --
                                    ------------            ------------            ------------
 Total Assets                          7,027,429               5,889,870               5,109,816
                                    ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                      --                      --
 Payable for fund shares
  purchased                               25,327                  23,164                  24,043
 Other liabilities                            --                      --                      --
                                    ------------            ------------            ------------
 Total Liabilities                        25,327                  23,164                  24,043
                                    ------------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $7,002,102              $5,866,706              $5,085,773
                                    ============            ============            ============
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            736,667                 638,521                 569,484
  Unit Fair Values #                       $9.51                   $9.19                   $8.93
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                 --                      --                      --
  Unit Fair Values #                          --                      --                      --

                                      LIFEPATH                                   BLACKROCK
                                     RETIREMENT               BARON                EQUITY
                                     PORTFOLIO           SMALL CAP FUND        DIVIDEND FUND
                                  SUB-ACCOUNT (5)          SUB-ACCOUNT        SUB-ACCOUNT (4)
-----------------------------  -----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                  --                   --                    --
   Class INV                                  --                   --                    --
   Other class                           304,964                3,178                 6,361
                                    ============            =========            ==========
  Cost:
   Class ADV                                  --                   --                    --
   Class INV                                  --                   --                    --
   Other class                        $3,044,823              $66,217               $93,397
                                    ============            =========            ==========
  Market Value:
   Class ADV                                  --                   --                    --
   Class INV                                  --                   --                    --
   Other class                        $3,072,743              $61,215              $100,636
 Due from Hartford Life
  Insurance Company                        6,859                   --                    --
 Receivable from fund shares
  sold                                        --                   20                   284
 Other assets                                 --                   --                    --
                                    ------------            ---------            ----------
 Total Assets                          3,079,602               61,235               100,920
                                    ------------            ---------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                   20                   284
 Payable for fund shares
  purchased                                6,859                   --                    --
 Other liabilities                            --                   --                    --
                                    ------------            ---------            ----------
 Total Liabilities                         6,859                   20                   284
                                    ------------            ---------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $3,072,743              $61,215              $100,636
                                    ============            =========            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            294,658                5,498                 6,390
  Unit Fair Values #                      $10.43               $11.13                $15.75
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                 --                   --                    --
  Unit Fair Values #                          --                   --                    --

(4)  From inception March 5, 2009 to December 31, 2009.

(5) Effective November 20, 2009, LifePath 2010 Portfolio merged with LifePath Retirement Portfolio.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                     BLACKROCK             BLACKROCK
                                     GOVERNMENT          MID CAP VALUE         CALVERT SOCIAL
                                    INCOME FUND            PORTFOLIO         BALANCED PORTFOLIO
                                    SUB-ACCOUNT         SUB-ACCOUNT (4)         SUB-ACCOUNT
------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                 --                   --                     --
   Class INV                                 --                   --                     --
   Other class                           19,088                   18                213,290
                                     ==========             ========             ==========
  Cost:
   Class ADV                                 --                   --                     --
   Class INV                                 --                   --                     --
   Other class                         $198,900                 $170               $391,857
                                     ==========             ========             ==========
  Market Value:
   Class ADV                                 --                   --                     --
   Class INV                                 --                   --                     --
   Other class                         $196,983                 $174               $326,973
 Due from Hartford Life
  Insurance Company                          --                   --                      8
 Receivable from fund shares
  sold                                       41                    1                     --
 Other assets                                 1                   --                     --
                                     ----------             --------             ----------
 Total Assets                           197,025                  175                326,981
                                     ----------             --------             ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          41                    1                     --
 Payable for fund shares
  purchased                                  --                   --                      8
 Other liabilities                           --                   --                     --
                                     ----------             --------             ----------
 Total Liabilities                           41                    1                      8
                                     ----------             --------             ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $196,984                 $174               $326,973
                                     ==========             ========             ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            18,181                   10                 36,373
  Unit Fair Values #                     $10.84               $17.30                  $8.99
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                --                   --                     --
  Unit Fair Values #                         --                   --                     --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

(4)  From inception March 5, 2009 to December 31, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   CALVERT SOCIAL                               CALVERT SOCIAL
                                  INVESTMENT FUND       CALVERT LARGE CAP         INVESTMENT
                                  EQUITY PORTFOLIO         GROWTH FUND            BOND FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                  --                    --                    --
   Class INV                                  --                    --                    --
   Other class                            46,983                 5,395                55,271
                                    ============            ==========            ==========
  Cost:
   Class ADV                                  --                    --                    --
   Class INV                                  --                    --                    --
   Other class                        $1,270,297              $164,563              $810,917
                                    ============            ==========            ==========
  Market Value:
   Class ADV                                  --                    --                    --
   Class INV                                  --                    --                    --
   Other class                        $1,434,383              $137,084              $836,800
 Due from Hartford Life
  Insurance Company                        1,157                    --                   474
 Receivable from fund shares
  sold                                        --                    27                    --
 Other assets                                 --                    --                    --
                                    ------------            ----------            ----------
 Total Assets                          1,435,540               137,111               837,274
                                    ------------            ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                    27                    --
 Payable for fund shares
  purchased                                1,157                    --                   474
 Other liabilities                            --                    --                    --
                                    ------------            ----------            ----------
 Total Liabilities                         1,157                    27                   474
                                    ------------            ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $1,434,383              $137,084              $836,800
                                    ============            ==========            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            134,920                15,503                75,122
  Unit Fair Values #                      $10.63                 $8.84                $11.14
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                 --                    --                    --
  Unit Fair Values #                          --                    --                    --

                                                          COLUMBIA          COLUMBIA MARSICO
                                     CALVERT             CONTRARIAN           21ST CENTURY
                                   INCOME FUND            CORE FUND               FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT (4)       SUB-ACCOUNT (4)
-----------------------------  ----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                   --                   --
   Class INV                                --                   --                   --
   Other class                          33,326                7,857                  363
                                    ==========            =========              =======
  Cost:
   Class ADV                                --                   --                   --
   Class INV                                --                   --                   --
   Other class                        $476,342              $95,106               $4,164
                                    ==========            =========              =======
  Market Value:
   Class ADV                                --                   --                   --
   Class INV                                --                   --                   --
   Other class                        $514,892              $96,959               $4,223
 Due from Hartford Life
  Insurance Company                         39                   77                   --
 Receivable from fund shares
  sold                                      --                   --                    3
 Other assets                               --                   --                   --
                                    ----------            ---------              -------
 Total Assets                          514,931               97,036                4,226
                                    ----------            ---------              -------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                   --                    3
 Payable for fund shares
  purchased                                 39                   77                   --
 Other liabilities                          --                   --                   --
                                    ----------            ---------              -------
 Total Liabilities                          39                   77                    3
                                    ----------            ---------              -------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $514,892              $96,959               $4,223
                                    ==========            =========              =======
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           50,604                5,681                  248
  Unit Fair Values #                    $10.18               $17.07               $17.04
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants               --                   --                   --
  Unit Fair Values #                        --                   --                   --

(4)  From inception March 5, 2009 to December 31, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                       COLUMBIA MARSICO
                                     COLUMBIA            INTERNATIONAL            COLUMBIA
                                     SMALL CAP           OPPORTUNITIES            MID CAP
                                   VALUE I FUND             VS FUND              VALUE FUND
                                  SUB-ACCOUNT (4)         SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                    --                     --
   Class INV                                --                    --                     --
   Other class                             478                 2,172                 36,060
                                     =========             =========             ==========
  Cost:
   Class ADV                                --                    --                     --
   Class INV                                --                    --                     --
   Other class                         $16,887               $32,413               $296,606
                                     =========             =========             ==========
  Market Value:
   Class ADV                                --                    --                     --
   Class INV                                --                    --                     --
   Other class                         $17,268               $22,872               $399,189
 Due from Hartford Life
  Insurance Company                         --                    --                    155
 Receivable from fund shares
  sold                                       7                    10                     --
 Other assets                               --                    --                     --
                                     ---------             ---------             ----------
 Total Assets                           17,275                22,882                399,344
                                     ---------             ---------             ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          7                    10                     --
 Payable for fund shares
  purchased                                 --                    --                    155
 Other liabilities                          --                    --                     --
                                     ---------             ---------             ----------
 Total Liabilities                           7                    10                    155
                                     ---------             ---------             ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $17,268               $22,872               $399,189
                                     =========             =========             ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants              961                 2,281                 56,508
  Unit Fair Values #                    $17.97                $10.03                  $7.06
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants               --                    --                     --
  Unit Fair Values #                        --                    --                     --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

(4)  From inception March 5, 2009 to December 31, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                      COLUMBIA MARSICO            CRM
                                    COLUMBIA               GROWTH               MID CAP
                                   ACORN FUND             VS FUND              VALUE FUND
                                 SUB-ACCOUNT (4)        SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                               --                    --                    --
   Class INV                               --                    --                 8,606
   Other class                            620                21,006                    --
                                    =========            ==========            ==========
  Cost:
   Class ADV                               --                    --                    --
   Class INV                               --                    --              $235,671
   Other class                        $14,705              $367,763                    --
                                    =========            ==========            ==========
  Market Value:
   Class ADV                               --                    --                    --
   Class INV                               --                    --              $205,603
   Other class                        $14,875              $357,723                    --
 Due from Hartford Life
  Insurance Company                        --                    --                     7
 Receivable from fund shares
  sold                                     17                    53                    --
 Other assets                              --                    --                    --
                                    ---------            ----------            ----------
 Total Assets                          14,892               357,776               205,610
                                    ---------            ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        17                    53                    --
 Payable for fund shares
  purchased                                --                    --                     7
 Other liabilities                         --                    --                    --
                                    ---------            ----------            ----------
 Total Liabilities                         17                    53                     7
                                    ---------            ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $14,875              $357,723              $205,603
                                    =========            ==========            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants             832                40,462                18,943
  Unit Fair Values #                   $17.89                 $8.84                $10.85
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants              --                    --                    --
  Unit Fair Values #                       --                    --                    --

                                                            DAVIS
                                      DAVIS                NEW YORK                DAVIS
                                 FINANCIAL FUND          VENTURE FUND         OPPORTUNITY FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                               --                      --                    --
   Class INV                               --                      --                    --
   Other class                          1,235                 175,103                 8,424
                                    =========            ============            ==========
  Cost:
   Class ADV                               --                      --                    --
   Class INV                               --                      --                    --
   Other class                        $30,754              $5,291,354              $182,782
                                    =========            ============            ==========
  Market Value:
   Class ADV                               --                      --                    --
   Class INV                               --                      --                    --
   Other class                        $35,520              $5,424,698              $169,160
 Due from Hartford Life
  Insurance Company                        19                   4,337                    --
 Receivable from fund shares
  sold                                     --                      --                    64
 Other assets                              --                      --                    --
                                    ---------            ------------            ----------
 Total Assets                          35,539               5,429,035               169,224
                                    ---------            ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --                      --                    64
 Payable for fund shares
  purchased                                19                   4,337                    --
 Other liabilities                         --                      --                    --
                                    ---------            ------------            ----------
 Total Liabilities                         19                   4,337                    64
                                    ---------            ------------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $35,520              $5,424,698              $169,160
                                    =========            ============            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           4,172                 379,280                20,107
  Unit Fair Values #                    $8.51                  $14.30                 $8.41
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants              --                      --                    --
  Unit Fair Values #                       --                      --                    --

(4)  From inception March 5, 2009 to December 31, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                      DREYFUS
                                                                      LIFETIME
                                                DREYFUS              GROWTH AND         DREYFUS VIF
                                              BOND MARKET              INCOME           APPRECIATION
                                               INDEX FUND            PORTFOLIO           PORTFOLIO
                                              SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                    --                --
   Class INV                                       48,296                28,364                --
   Other class                                         --                    --                 8
                                               ==========            ==========            ======
  Cost:
   Class ADV                                           --                    --                --
   Class INV                                     $493,190              $461,096                --
   Other class                                         --                    --              $316
                                               ==========            ==========            ======
  Market Value:
   Class ADV                                           --                    --                --
   Class INV                                     $497,453              $414,398                --
   Other class                                         --                    --              $265
 Due from Hartford Life Insurance
  Company                                           2,023                    --                --
 Receivable from fund shares sold                      --                   212                --
 Other assets                                          --                    --                --
                                               ----------            ----------            ------
 Total Assets                                     499,476               414,610               265
                                               ----------            ----------            ------
LIABILITIES:
 Due to Hartford Life Insurance Company                --                   212                --
 Payable for fund shares purchased                  2,023                    --                --
 Other liabilities                                     --                    --                --
                                               ----------            ----------            ------
 Total Liabilities                                  2,023                   212                --
                                               ----------            ----------            ------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                    $497,453              $414,398              $265
                                               ==========            ==========            ======
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                      46,761                35,131                28
  Unit Fair Values #                               $10.64                $11.80             $9.65
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                    --                --
  Unit Fair Values #                                   --                    --                --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     DREYFUS               DREYFUS              DREYFUS
                                      MIDCAP            SMALLCAP STOCK         SMALL CAP
                                    INDEX FUND            INDEX FUND          VALUE FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                    --                 --
   Class INV                                --                    --                 --
   Other class                          25,948                17,589                427
                                    ==========            ==========            =======
  Cost:
   Class ADV                                --                    --                 --
   Class INV                                --                    --                 --
   Other class                        $497,102              $247,234             $5,722
                                    ==========            ==========            =======
  Market Value:
   Class ADV                                --                    --                 --
   Class INV                                --                    --                 --
   Other class                        $586,414              $292,502             $5,355
 Due from Hartford Life
  Insurance Company                      1,210                   462                 --
 Receivable from fund shares
  sold                                      --                    --                  3
 Other assets                               --                    --                 --
                                    ----------            ----------            -------
 Total Assets                          587,624               292,964              5,358
                                    ----------            ----------            -------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                    --                  3
 Payable for fund shares
  purchased                              1,210                   462                 --
 Other liabilities                          --                    --                 --
                                    ----------            ----------            -------
 Total Liabilities                       1,210                   462                  3
                                    ----------            ----------            -------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $586,414              $292,502             $5,355
                                    ==========            ==========            =======
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           56,257                30,602                697
  Unit Fair Values #                    $10.42                 $9.56              $7.69
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants               --                    --                 --
  Unit Fair Values #                        --                    --                 --

                                                                                THE DREYFUS
                                   DREYFUS VIF           DREYFUS VIF             SOCIALLY
                                    GROWTH AND             QUALITY              RESPONSIBLE
                                 INCOME PORTFOLIO       BOND PORTFOLIO       GROWTH FUND, INC.
                                   SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT (6)
-----------------------------  -----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                              --                      --                   --
   Class INV                              --                      --                   --
   Other class                             4                  21,005                  197
                                      ======              ==========              =======
  Cost:
   Class ADV                              --                      --                   --
   Class INV                              --                      --                   --
   Other class                           $91                $231,269               $4,994
                                      ======              ==========              =======
  Market Value:
   Class ADV                              --                      --                   --
   Class INV                              --                      --                   --
   Other class                           $73                $232,735               $5,172
 Due from Hartford Life
  Insurance Company                       --                      --                   --
 Receivable from fund shares
  sold                                    --                       4                   --
 Other assets                             --                      --                   --
                                      ------              ----------              -------
 Total Assets                             73                 232,739                5,172
                                      ------              ----------              -------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       --                       4                   --
 Payable for fund shares
  purchased                               --                      --                   --
 Other liabilities                        --                      --                   --
                                      ------              ----------              -------
 Total Liabilities                        --                       4                   --
                                      ------              ----------              -------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                   $73                $232,735               $5,172
                                      ======              ==========              =======
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants              9                  20,597                  532
  Unit Fair Values #                   $8.60                  $11.30                $9.73
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants             --                      --                   --
  Unit Fair Values #                      --                      --                   --

(6)  Funded as of September 15, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                               DREYFUS
                                       DREYFUS               INTERMEDIATE            EATON VANCE
                                       S&P 500                   TERM                 LARGE-CAP
                                      INDEX FUND             INCOME FUND              VALUE FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                   --                      --                      --
   Class INV                                   --                      --                      --
   Other class                             32,609                 102,196                 193,135
                                     ============            ============            ============
  Cost:
   Class ADV                                   --                      --                      --
   Class INV                                   --                      --                      --
   Other class                           $853,446              $1,259,589              $2,894,809
                                     ============            ============            ============
  Market Value:
   Class ADV                                   --                      --                      --
   Class INV                                   --                      --                      --
   Other class                         $1,020,332              $1,273,366              $3,233,084
 Due from Hartford Life
  Insurance Company                         1,199                      --                   6,897
 Receivable from fund shares
  sold                                         --                      63                      --
 Other assets                                  20                      12                      --
                                     ------------            ------------            ------------
 Total Assets                           1,021,551               1,273,441               3,239,981
                                     ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                      63                      --
 Payable for fund shares
  purchased                                 1,199                      --                   6,897
 Other liabilities                             --                      --                      --
                                     ------------            ------------            ------------
 Total Liabilities                          1,199                      63                   6,897
                                     ------------            ------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $1,020,352              $1,273,378              $3,233,084
                                     ============            ============            ============
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants             124,224                 118,684                 404,311
  Unit Fair Values #                        $8.21                  $10.73                   $8.00
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                  --                      --                      --
  Unit Fair Values #                           --                      --                      --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                         EATON VANCE
                                   EATON VANCE            WORLDWIDE            EATON VANCE
                                     DIVIDEND               HEALTH             INCOME FUND
                                   BUILDER FUND         SCIENCES FUND           OF BOSTON
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                    --                    --
   Class INV                                --                    --                    --
   Other class                          56,444                12,031               108,126
                                    ==========            ==========            ==========
  Cost:
   Class ADV                                --                    --                    --
   Class INV                                --                    --                    --
   Other class                        $559,715              $102,400              $602,704
                                    ==========            ==========            ==========
  Market Value:
   Class ADV                                --                    --                    --
   Class INV                                --                    --                    --
   Other class                        $540,729              $107,797              $599,018
 Due from Hartford Life
  Insurance Company                         67                   134                    --
 Receivable from fund shares
  sold                                      --                    --                   106
 Other assets                               --                    --                    10
                                    ----------            ----------            ----------
 Total Assets                          540,796               107,931               599,134
                                    ----------            ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                    --                   106
 Payable for fund shares
  purchased                                 67                   134                    --
 Other liabilities                          --                    --                    --
                                    ----------            ----------            ----------
 Total Liabilities                          67                   134                   106
                                    ----------            ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $540,729              $107,797              $599,028
                                    ==========            ==========            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           65,233                10,005                54,096
  Unit Fair Values #                     $8.29                $10.77                $11.07
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants               --                    --                    --
  Unit Fair Values #                        --                    --                    --


                                    EVERGREEN             EVERGREEN            EVERGREEN
                                      ASSET                 CORE             INTERNATIONAL
                                 ALLOCATION FUND          BOND FUND           EQUITY FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                   --                   --
   Class INV                                --                   --                   --
   Other class                          14,911                6,900               10,108
                                    ==========            =========            =========
  Cost:
   Class ADV                                --                   --                   --
   Class INV                                --                   --                   --
   Other class                        $176,892              $57,228              $81,715
                                    ==========            =========            =========
  Market Value:
   Class ADV                                --                   --                   --
   Class INV                                --                   --                   --
   Other class                        $169,540              $53,957              $69,344
 Due from Hartford Life
  Insurance Company                          9                   --                   --
 Receivable from fund shares
  sold                                      --                   29                   --
 Other assets                               --                   --                   --
                                    ----------            ---------            ---------
 Total Assets                          169,549               53,986               69,344
                                    ----------            ---------            ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                   29                   --
 Payable for fund shares
  purchased                                  9                   --                   --
 Other liabilities                          --                   --                   --
                                    ----------            ---------            ---------
 Total Liabilities                           9                   29                   --
                                    ----------            ---------            ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $169,540              $53,957              $69,344
                                    ==========            =========            =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           15,272                6,292                8,158
  Unit Fair Values #                    $11.10                $8.58                $8.50
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants               --                   --                   --
  Unit Fair Values #                        --                   --                   --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------


                                                                        EVERGREEN            ALGER CAPITAL
                                                EVERGREEN               UTILITY &             APPRECIATION
                                            EMERGING MARKETS       TELECOMMUNICATIONS        INSTITUTIONAL
                                               GROWTH FUND                FUND                 PORTFOLIO
                                             SUB-ACCOUNT (4)         SUB-ACCOUNT (4)          SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                     --                       --
   Class INV                                           --                     --                       --
   Other class                                      1,139                    648                   36,100
                                                =========                =======               ==========
  Cost:
   Class ADV                                           --                     --                       --
   Class INV                                           --                     --                       --
   Other class                                    $20,582                 $7,266                 $599,172
                                                =========                =======               ==========
  Market Value:
   Class ADV                                           --                     --                       --
   Class INV                                           --                     --                       --
   Other class                                    $21,319                 $7,657                 $658,822
 Due from Hartford Life Insurance
  Company                                              --                     --                      574
 Receivable from fund shares sold                      34                      1                       --
 Other assets                                          --                     --                       --
                                                ---------                -------               ----------
 Total Assets                                      21,353                  7,658                  659,396
                                                ---------                -------               ----------
LIABILITIES:
 Due to Hartford Life Insurance Company                34                      1                       --
 Payable for fund shares purchased                     --                     --                      574
 Other liabilities                                     --                     --                       --
                                                ---------                -------               ----------
 Total Liabilities                                     34                      1                      574
                                                ---------                -------               ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                     $21,319                 $7,657                 $658,822
                                                =========                =======               ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       1,078                    548                   58,294
  Unit Fair Values #                               $19.79                 $13.98                   $11.30
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                     --                       --
  Unit Fair Values #                                   --                     --                       --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

(4)  From inception March 5, 2009 to December 31, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                             ALGER MIDCAP          ALGER SMALLCAP           FIDELITY
                                                GROWTH                 GROWTH            ADVISOR EQUITY
                                          INSTITUTIONAL FUND     INSTITUTIONAL FUND        GROWTH FUND
                                             SUB-ACCOUNT             SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                    --                    --
   Class INV                                           --                    --                    --
   Other class                                     91,926                 2,472                 1,568
                                             ============             =========             =========
  Cost:
   Class ADV                                           --                    --                    --
   Class INV                                           --                    --                    --
   Other class                                 $1,075,928               $46,481               $63,474
                                             ============             =========             =========
  Market Value:
   Class ADV                                           --                    --                    --
   Class INV                                           --                    --                    --
   Other class                                 $1,096,679               $54,773               $68,325
 Due from Hartford Life Insurance
  Company                                           1,970                   155                    --
 Receivable from fund shares sold                      --                    --                    51
 Other assets                                          --                    --                    --
                                             ------------             ---------             ---------
 Total Assets                                   1,098,649                54,928                68,376
                                             ------------             ---------             ---------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                              --                    --                    51
 Payable for fund shares purchased                  1,970                   155                    --
 Other liabilities                                     --                    --                    --
                                             ------------             ---------             ---------
 Total Liabilities                                  1,970                   155                    51
                                             ------------             ---------             ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $1,096,679               $54,773               $68,325
                                             ============             =========             =========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     137,735                 6,794                 8,525
  Unit Fair Values #                                $7.96                 $8.06                 $8.01
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                    --                    --
  Unit Fair Values #                                   --                    --                    --

                                                                     FIDELITY
                                                                     ADVISOR
                                              FIDELITY              LEVERAGED                 FIDELITY
                                           ADVISOR VALUE             COMPANY               ADVISOR DYNAMIC
                                          STRATEGIES FUND           STOCK FUND          CAP APPRECIATION FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT (7)
--------------------------------------  -----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                      --                     --
   Class INV                                         --                      --                     --
   Other class                                   37,623                  38,024                    208
                                             ==========            ============                =======
  Cost:
   Class ADV                                         --                      --                     --
   Class INV                                         --                      --                     --
   Other class                                 $944,279                $815,996                 $2,877
                                             ==========            ============                =======
  Market Value:
   Class ADV                                         --                      --                     --
   Class INV                                         --                      --                     --
   Other class                                 $773,525              $1,037,303                 $3,243
 Due from Hartford Life Insurance
  Company                                         3,027                   1,040                     --
 Receivable from fund shares sold                    --                      --                      8
 Other assets                                        --                      --                     --
                                             ----------            ------------                -------
 Total Assets                                   776,552               1,038,343                  3,251
                                             ----------            ------------                -------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            --                      --                      8
 Payable for fund shares purchased                3,027                   1,040                     --
 Other liabilities                                   --                      --                     --
                                             ----------            ------------                -------
 Total Liabilities                                3,027                   1,040                      8
                                             ----------            ------------                -------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $773,525              $1,037,303                 $3,243
                                             ==========            ============                =======
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    58,687                 140,885                    416
  Unit Fair Values #                             $13.18                   $7.36                  $7.79
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                      --                     --
  Unit Fair Values #                                 --                      --                     --

(7)  Funded as of March 11, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                                  FEDERATED
                                      FEDERATED              FEDERATED          FUND FOR U.S.
                                       CAPITAL                EQUITY              GOVERNMENT
                                  APPRECIATION FUND      INCOME FUND, INC      SECURITIES FUND
                                     SUB-ACCOUNT          SUB-ACCOUNT (8)        SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                 --                     --                    --
   Class INV                                 --                     --                    --
   Other class                               53                  1,255                26,180
                                       ========              =========            ==========
  Cost:
   Class ADV                                 --                     --                    --
   Class INV                                 --                     --                    --
   Other class                             $854                $17,947              $201,430
                                       ========              =========            ==========
  Market Value:
   Class ADV                                 --                     --                    --
   Class INV                                 --                     --                    --
   Other class                             $903                $19,861              $202,107
 Due from Hartford Life
  Insurance Company                          --                     --                    --
 Receivable from fund shares
  sold                                        2                     10                   159
 Other assets                                --                     --                    --
                                       --------              ---------            ----------
 Total Assets                               905                 19,871               202,266
                                       --------              ---------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           2                     10                   159
 Payable for fund shares
  purchased                                  --                     --                    --
 Other liabilities                           --                     --                    --
                                       --------              ---------            ----------
 Total Liabilities                            2                     10                   159
                                       --------              ---------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                              $903                $19,861              $202,107
                                       ========              =========            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                90                  2,145                17,466
  Unit Fair Values #                     $10.06                  $9.26                $11.57
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                --                     --                    --
  Unit Fair Values #                         --                     --                    --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

(8)  Funded as of June 16, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    FEDERATED
                                     MID CAP             FEDERATED
                                     GROWTH             HIGH INCOME            FEDERATED
                                 STRATEGIES FUND         BOND FUND            KAUFMAN FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                               --                   --                      --
   Class INV                               --                   --                      --
   Other class                          1,090                3,968                 464,358
                                    =========            =========            ============
  Cost:
   Class ADV                               --                   --                      --
   Class INV                               --                   --                      --
   Other class                        $35,629              $20,558              $1,972,935
                                    =========            =========            ============
  Market Value:
   Class ADV                               --                   --                      --
   Class INV                               --                   --                      --
   Other class                        $32,120              $28,570              $2,163,908
 Due from Hartford Life
  Insurance Company                        --                   --                     880
 Receivable from fund shares
  sold                                     13                    8                      --
 Other assets                              --                   --                      --
                                    ---------            ---------            ------------
 Total Assets                          32,133               28,578               2,164,788
                                    ---------            ---------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        13                    8                      --
 Payable for fund shares
  purchased                                --                   --                     880
 Other liabilities                         --                   --                      --
                                    ---------            ---------            ------------
 Total Liabilities                         13                    8                     880
                                    ---------            ---------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $32,120              $28,570              $2,163,908
                                    =========            =========            ============
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           3,522                2,404                 236,132
  Unit Fair Values #                    $9.12               $11.89                   $9.16
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants              --                   --                      --
  Unit Fair Values #                       --                   --                      --


                                    FEDERATED             FEDERATED              FEDERATED
                                    SHORT-TERM           TOTAL RETURN              CLOVER
                                   INCOME FUND            BOND FUND              VALUE FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT (9)(10)
-----------------------------  ------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                    --                    --
   Class INV                                --                    --                    --
   Other class                          63,246                17,067                     8
                                    ==========            ==========              ========
  Cost:
   Class ADV                                --                    --                    --
   Class INV                                --                    --                    --
   Other class                        $528,082              $180,747                  $109
                                    ==========            ==========              ========
  Market Value:
   Class ADV                                --                    --                    --
   Class INV                                --                    --                    --
   Other class                        $535,691              $185,519                  $111
 Due from Hartford Life
  Insurance Company                      1,121                    --                    --
 Receivable from fund shares
  sold                                      --                    69                     1
 Other assets                               --                     1                    --
                                    ----------            ----------              --------
 Total Assets                          536,812               185,589                   112
                                    ----------            ----------              --------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                    69                     1
 Payable for fund shares
  purchased                              1,121                    --                    --
 Other liabilities                          --                    --                    --
                                    ----------            ----------              --------
 Total Liabilities                       1,121                    69                     1
                                    ----------            ----------              --------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $535,691              $185,520                  $111
                                    ==========            ==========              ========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           43,177                14,626                    10
  Unit Fair Values #                    $12.41                $12.68                $10.80
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants               --                    --                    --
  Unit Fair Values #                        --                    --                    --

(9)  From inception August 20, 2009 to December 31, 2009.

(10) Effective September 18, 2009, Federated American Leaders Fund merged with Federated Clover Value Fund.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                              FIDELITY VIP
                                       FEDERATED                 GROWTH            FIDELITY VIP
                                     INTERNATIONAL           OPPORTUNITIES           OVERSEAS
                                      LEADERS FUND             PORTFOLIO             PORTFOLIO
                                  SUB-ACCOUNT (11)(12)        SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                 --                        --                   --
   Class INV                                 --                        --                   --
   Other class                               36                    27,151                2,220
                                         ======                ==========            =========
  Cost:
   Class ADV                                 --                        --                   --
   Class INV                                 --                        --                   --
   Other class                             $772                  $558,288              $38,989
                                         ======                ==========            =========
  Market Value:
   Class ADV                                 --                        --                   --
   Class INV                                 --                        --                   --
   Other class                             $781                  $393,966              $33,408
 Due from Hartford Life
  Insurance Company                          --                        --                   --
 Receivable from fund shares
  sold                                        1                         8                    1
 Other assets                                --                        --                   --
                                         ------                ----------            ---------
 Total Assets                               782                   393,974               33,409
                                         ------                ----------            ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           1                         8                    1
 Payable for fund shares
  purchased                                  --                        --                   --
 Other liabilities                           --                        --                   --
                                         ------                ----------            ---------
 Total Liabilities                            1                         8                    1
                                         ------                ----------            ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                              $781                  $393,966              $33,408
                                         ======                ==========            =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                79                    45,640                3,723
  Unit Fair Values #                      $9.92                     $8.63                $8.97
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                --                        --                   --
  Unit Fair Values #                         --                        --                   --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

(11) From inception October 15, 2009 to December 31, 2009.

(12) Effective November 20, 2009, Federated International Equity Fund merged with Federated International Leaders Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                              FIDELITY VIP
                                  FIDELITY VIP          FIDELITY VIP            GROWTH &
                                VALUE STRATEGIES          BALANCED               INCOME
                                    PORTFOLIO            PORTFOLIO             PORTFOLIO
                                   SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                               --                    --                    --
   Class INV                               --                    --                    --
   Other class                          8,928                25,675                12,031
                                    =========            ==========            ==========
  Cost:
   Class ADV                               --                    --                    --
   Class INV                               --                    --                    --
   Other class                        $64,158              $335,726              $168,839
                                    =========            ==========            ==========
  Market Value:
   Class ADV                               --                    --                    --
   Class INV                               --                    --                    --
   Other class                        $69,013              $344,297              $133,186
 Due from Hartford Life
  Insurance Company                        --                    --                    --
 Receivable from fund shares
  sold                                      1                 1,696                     3
 Other assets                              --                    --                    --
                                    ---------            ----------            ----------
 Total Assets                          69,014               345,993               133,189
                                    ---------            ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         1                 1,696                     3
 Payable for fund shares
  purchased                                --                    --                    --
 Other liabilities                         --                    --                    --
                                    ---------            ----------            ----------
 Total Liabilities                          1                 1,696                     3
                                    ---------            ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $69,013              $344,297              $133,186
                                    =========            ==========            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           7,955                26,417                15,628
  Unit Fair Values #                    $8.68                $10.28                 $8.52
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants              --                 7,089                    --
  Unit Fair Values #                       --                $10.30                    --


                                     TEMPLETON               FRANKLIN              FRANKLIN
                                     DEVELOPING                HIGH               STRATEGIC
                                   MARKETS TRUST           INCOME FUND           INCOME FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                  --                    --                    --
   Class INV                                  --                    --                    --
   Other class                            48,913                64,187                86,217
                                    ============            ==========            ==========
  Cost:
   Class ADV                                  --                    --                    --
   Class INV                                  --                    --                    --
   Other class                        $1,152,106              $110,628              $793,824
                                    ============            ==========            ==========
  Market Value:
   Class ADV                                  --                    --                    --
   Class INV                                  --                    --                    --
   Other class                        $1,078,050              $122,597              $856,132
 Due from Hartford Life
  Insurance Company                          251                   610                 1,596
 Receivable from fund shares
  sold                                        --                    --                    --
 Other assets                                 --                    --                    --
                                    ------------            ----------            ----------
 Total Assets                          1,078,301               123,207               857,728
                                    ------------            ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                    --                    --
 Payable for fund shares
  purchased                                  251                   610                 1,596
 Other liabilities                            --                    --                    --
                                    ------------            ----------            ----------
 Total Liabilities                           251                   610                 1,596
                                    ------------            ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $1,078,050              $122,597              $856,132
                                    ============            ==========            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants             97,388                10,372                72,132
  Unit Fair Values #                      $11.07                $11.82                $11.87
DEFERRED ANNUITY CONTRACTS IN
 THE ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                 --                    --                    --
  Unit Fair Values #                          --                    --                    --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                               TEMPLETON              FRANKLIN              FRANKLIN
                                                 GLOBAL           U.S. GOVERNMENT          SMALL CAP
                                               BOND FUND          SECURITIES FUND          VALUE FUND
                                              SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                    --                    --
   Class INV                                           --                    --                    --
   Other class                                     63,725               125,951                27,281
                                               ==========            ==========            ==========
  Cost:
   Class ADV                                           --                    --                    --
   Class INV                                           --                    --                    --
   Other class                                   $747,389              $833,359              $990,814
                                               ==========            ==========            ==========
  Market Value:
   Class ADV                                           --                    --                    --
   Class INV                                           --                    --                    --
   Other class                                   $810,581              $836,317              $960,549
 Due from Hartford Life Insurance
  Company                                           1,823                 1,957                   698
 Receivable from fund shares sold                      --                    --                    --
 Other assets                                          --                    --                    --
                                               ----------            ----------            ----------
 Total Assets                                     812,404               838,274               961,247
                                               ----------            ----------            ----------
LIABILITIES:
 Due to Hartford Life Insurance Company                --                    --                    --
 Payable for fund shares purchased                  1,823                 1,957                   698
 Other liabilities                                     --                    --                    --
                                               ----------            ----------            ----------
 Total Liabilities                                  1,823                 1,957                   698
                                               ----------            ----------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                    $810,581              $836,317              $960,549
                                               ==========            ==========            ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                      57,697                70,420                84,210
  Unit Fair Values #                               $14.05                $11.88                $11.41
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                    --                    --
  Unit Fair Values #                                   --                    --                    --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                MUTUAL                TEMPLETON                FRANKLIN
                                            DISCOVERY FUND           GROWTH FUND             INCOME FUND
                                           SUB-ACCOUNT (13)          SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                      --                      --
   Class INV                                           --                      --                      --
   Other class                                    164,445                 119,273               2,182,652
                                             ============            ============            ============
  Cost:
   Class ADV                                           --                      --                      --
   Class INV                                           --                      --                      --
   Other class                                 $4,222,026              $2,009,428              $4,350,363
                                             ============            ============            ============
  Market Value:
   Class ADV                                           --                      --                      --
   Class INV                                           --                      --                      --
   Other class                                 $4,393,955              $2,004,969              $4,518,090
 Due from Hartford Life Insurance
  Company                                             306                   1,764                     827
 Receivable from fund shares sold                      --                      --                      --
 Other assets                                          --                      --                      --
                                             ------------            ------------            ------------
 Total Assets                                   4,394,261               2,006,733               4,518,917
                                             ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                              --                      --                      --
 Payable for fund shares purchased                    306                   1,764                     827
 Other liabilities                                     --                      --                      --
                                             ------------            ------------            ------------
 Total Liabilities                                    306                   1,764                     827
                                             ------------            ------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $4,393,955              $2,004,969              $4,518,090
                                             ============            ============            ============
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     467,224                 155,730                 453,451
  Unit Fair Values #                                $9.40                  $12.88                   $9.96
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                      --                      --
  Unit Fair Values #                                   --                      --                      --

                                                                   FRANKLIN               FRANKLIN
                                              FRANKLIN               TOTAL             BALANCE SHEET
                                            GROWTH FUND           RETURN FUND         INVESTMENT FUND
                                          SUB-ACCOUNT (14)        SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  -----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                   --                      --
   Class INV                                         --                   --                      --
   Other class                                   10,351                9,601                  86,429
                                             ==========            =========            ============
  Cost:
   Class ADV                                         --                   --                      --
   Class INV                                         --                   --                      --
   Other class                                 $322,358              $85,927              $4,649,021
                                             ==========            =========            ============
  Market Value:
   Class ADV                                         --                   --                      --
   Class INV                                         --                   --                      --
   Other class                                 $403,882              $92,072              $3,691,386
 Due from Hartford Life Insurance
  Company                                            --                   --                  10,142
 Receivable from fund shares sold                   158                   33                      --
 Other assets                                        --                   --                      --
                                             ----------            ---------            ------------
 Total Assets                                   404,040               92,105               3,701,528
                                             ----------            ---------            ------------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                           158                   33                      --
 Payable for fund shares purchased                   --                   --                  10,142
 Other liabilities                                   --                   --                      --
                                             ----------            ---------            ------------
 Total Liabilities                                  158                   33                  10,142
                                             ----------            ---------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $403,882              $92,072              $3,691,386
                                             ==========            =========            ============
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    42,138                7,947                 255,286
  Unit Fair Values #                              $9.59               $11.59                  $14.46
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                   --                      --
  Unit Fair Values #                                 --                   --                      --

(13) Formerly Mutual Discovery Fund. Change effective May 1, 2009.

(14) Effective May 6, 2009, Franklin Capital Growth Fund merged with Franklin Growth Fund.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                       FRANKLIN                FRANKLIN
                                                 MUTUAL                 MUTUAL              SMALL-MID CAP
                                              BEACON FUND            SHARES FUND             GROWTH FUND
                                              SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                      --                      --
   Class INV                                           --                      --                      --
   Other class                                     56,139                 185,736                  50,028
                                               ==========            ============            ============
  Cost:
   Class ADV                                           --                      --                      --
   Class INV                                           --                      --                      --
   Other class                                   $643,628              $4,127,240              $1,571,092
                                               ==========            ============            ============
  Market Value:
   Class ADV                                           --                      --                      --
   Class INV                                           --                      --                      --
   Other class                                   $639,984              $3,540,129              $1,453,301
 Due from Hartford Life Insurance
  Company                                              --                     255                     366
 Receivable from fund shares sold                   1,063                      --                      --
 Other assets                                          --                      --                      --
                                               ----------            ------------            ------------
 Total Assets                                     641,047               3,540,384               1,453,667
                                               ----------            ------------            ------------
LIABILITIES:
 Due to Hartford Life Insurance Company             1,063                      --                      --
 Payable for fund shares purchased                     --                     255                     366
 Other liabilities                                     --                      --                      --
                                               ----------            ------------            ------------
 Total Liabilities                                  1,063                     255                     366
                                               ----------            ------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                    $639,984              $3,540,129              $1,453,301
                                               ==========            ============            ============
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                      76,600                 289,598                 139,778
  Unit Fair Values #                                $8.36                  $12.22                  $10.40
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                      --                      --
  Unit Fair Values #                                   --                      --                      --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                               FRANKLIN                FRANKLIN                FRANKLIN
                                              TEMPLETON               TEMPLETON               TEMPLETON
                                             CONSERVATIVE               GROWTH                 MODERATE
                                                TARGET               TARGET FUND             TARGET FUND
                                             SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                      --                      --
   Class INV                                           --                      --                      --
   Other class                                    115,117                 172,015                 271,416
                                             ============            ============            ============
  Cost:
   Class ADV                                           --                      --                      --
   Class INV                                           --                      --                      --
   Other class                                 $1,339,692              $2,118,432              $3,315,585
                                             ============            ============            ============
  Market Value:
   Class ADV                                           --                      --                      --
   Class INV                                           --                      --                      --
   Other class                                 $1,464,292              $2,323,922              $3,509,405
 Due from Hartford Life Insurance
  Company                                             629                      --                  20,299
 Receivable from fund shares sold                      --                   8,060                      --
 Other assets                                          --                      --                      --
                                             ------------            ------------            ------------
 Total Assets                                   1,464,921               2,331,982               3,529,704
                                             ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                              --                   8,060                      --
 Payable for fund shares purchased                    629                      --                  20,299
 Other liabilities                                     --                      --                      --
                                             ------------            ------------            ------------
 Total Liabilities                                    629                   8,060                  20,299
                                             ------------            ------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $1,464,292              $2,323,922              $3,509,405
                                             ============            ============            ============
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     138,026                 232,844                 322,779
  Unit Fair Values #                               $10.61                   $9.98                  $10.87
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                      --                      --
  Unit Fair Values #                                   --                      --                      --

                                                                     FRANKLIN
                                                                   SMALL-MID CAP         GE PREMIER
                                              TEMPLETON               GROWTH               GROWTH
                                             FOREIGN FUND         SECURITIES FUND        EQUITY FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                   --                   --
   Class INV                                           --                   --                   --
   Other class                                    540,755                1,189                2,042
                                             ============            =========            =========
  Cost:
   Class ADV                                           --                   --                   --
   Class INV                                           --                   --                   --
   Other class                                 $4,920,506              $22,566              $35,187
                                             ============            =========            =========
  Market Value:
   Class ADV                                           --                   --                   --
   Class INV                                           --                   --                   --
   Other class                                 $3,541,945              $20,645              $39,237
 Due from Hartford Life Insurance
  Company                                              --                   --                   --
 Receivable from fund shares sold                   1,436                   --                    2
 Other assets                                          --                   --                   --
                                             ------------            ---------            ---------
 Total Assets                                   3,543,381               20,645               39,239
                                             ------------            ---------            ---------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                           1,436                   --                    2
 Payable for fund shares purchased                     --                   --                   --
 Other liabilities                                    325                   --                   --
                                             ------------            ---------            ---------
 Total Liabilities                                  1,761                   --                    2
                                             ------------            ---------            ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $3,541,620              $20,645              $39,237
                                             ============            =========            =========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     216,884                2,142                3,736
  Unit Fair Values #                               $16.33                $9.64               $10.50
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                   --                   --
  Unit Fair Values #                                   --                   --                   --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                 GOLDMAN SACHS       GOLDMAN SACHS
                                             GOLDMAN SACHS          CAPITAL           CORE FIXED
                                             BALANCED FUND        GROWTH FUND         INCOME FUND
                                              SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                          --                 --                   --
   Class INV                                          --                 --                   --
   Other class                                     3,700                492                3,829
                                               =========            =======            =========
  Cost:
   Class ADV                                          --                 --                   --
   Class INV                                          --                 --                   --
   Other class                                   $54,548             $9,251              $34,101
                                               =========            =======            =========
  Market Value:
   Class ADV                                          --                 --                   --
   Class INV                                          --                 --                   --
   Other class                                   $62,795             $9,399              $35,880
 Due from Hartford Life Insurance
  Company                                             --                 --                   --
 Receivable from fund shares sold                     30                 11                    3
 Other assets                                         --                 --                   --
                                               ---------            -------            ---------
 Total Assets                                     62,825              9,410               35,883
                                               ---------            -------            ---------
LIABILITIES:
 Due to Hartford Life Insurance Company               30                 11                    3
 Payable for fund shares purchased                    --                 --                   --
 Other liabilities                                    --                 --                   --
                                               ---------            -------            ---------
 Total Liabilities                                    30                 11                    3
                                               ---------            -------            ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                    $62,795             $9,399              $35,880
                                               =========            =======            =========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                      5,995                963                3,288
  Unit Fair Values #                              $10.47              $9.76               $10.91
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                         --                 --                   --
  Unit Fair Values #                                  --                 --                   --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                          GOLDMAN SACHS         GOLDMAN SACHS          GOLDMAN SACHS
                                         STRUCTURED U.S.          GOVERNMENT              GROWTH &
                                           EQUITY FUND           INCOME FUND            INCOME FUND
                                           SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                      --                       --                    --
   Class INV                                      --                       --                    --
   Other class                                     9                   95,741                44,140
                                              ======             ============            ==========
  Cost:
   Class ADV                                      --                       --                    --
   Class INV                                      --                       --                    --
   Other class                                  $176               $1,446,331              $892,435
                                              ======             ============            ==========
  Market Value:
   Class ADV                                      --                       --                    --
   Class INV                                      --                       --                    --
   Other class                                  $195               $1,442,821              $841,743
 Due from Hartford Life Insurance
  Company                                         --                      141                    --
 Receivable from fund shares sold                  1                       --                28,615
 Other assets                                     --                       --                    --
                                              ------             ------------            ----------
 Total Assets                                    196                1,442,962               870,358
                                              ------             ------------            ----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                          1                       --                28,615
 Payable for fund shares purchased                --                      141                    --
 Other liabilities                                --                        1                    --
                                              ------             ------------            ----------
 Total Liabilities                                 1                      142                28,615
                                              ------             ------------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                   $195               $1,442,820              $841,743
                                              ======             ============            ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     25                  123,965               113,144
  Unit Fair Values #                           $7.97                   $11.64                 $7.44
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     --                       --                    --
  Unit Fair Values #                              --                       --                    --

                                                                   GOLDMAN SACHS
                                            GOLDMAN SACHS          CONCENTRATED          GOLDMAN SACHS
                                                GROWTH             INTERNATIONAL            MID CAP
                                          OPPORTUNITIES FUND        EQUITY FUND            VALUE FUND
                                             SUB-ACCOUNT          SUB-ACCOUNT (1)         SUB-ACCOUNT
--------------------------------------  -------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                          --                   --                       --
   Class INV                                          --                   --                       --
   Other class                                     7,505                   91                  131,939
                                              ==========              =======             ============
  Cost:
   Class ADV                                          --                   --                       --
   Class INV                                          --                   --                       --
   Other class                                  $103,556               $1,304               $4,750,119
                                              ==========              =======             ============
  Market Value:
   Class ADV                                          --                   --                       --
   Class INV                                          --                   --                       --
   Other class                                  $146,652               $1,418               $3,823,591
 Due from Hartford Life Insurance
  Company                                             23                   --                       --
 Receivable from fund shares sold                     --                    4                   20,478
 Other assets                                         --                   --                       --
                                              ----------              -------             ------------
 Total Assets                                    146,675                1,422                3,844,069
                                              ----------              -------             ------------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                             --                    4                   20,478
 Payable for fund shares purchased                    23                   --                       --
 Other liabilities                                    --                   --                       --
                                              ----------              -------             ------------
 Total Liabilities                                    23                    4                   20,478
                                              ----------              -------             ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                   $146,652               $1,418               $3,823,591
                                              ==========              =======             ============
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     14,671                  202                  215,700
  Unit Fair Values #                              $10.00                $7.00                   $17.73
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                         --                   --                       --
  Unit Fair Values #                                  --                   --                       --

(1)  Funded as of March 5, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                              GOLDMAN SACHS          GOLDMAN SACHS        GOLDMAN SACHS
                                                SMALL CAP              STRATEGIC               HIGH
                                                VALUE FUND            GROWTH FUND           YIELD FUND
                                               SUB-ACCOUNT         SUB-ACCOUNT (15)        SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                             --                  --                     --
   Class INV                                             --                  --                     --
   Other class                                       48,865                 332                 96,203
                                               ============             =======             ==========
  Cost:
   Class ADV                                             --                  --                     --
   Class INV                                             --                  --                     --
   Other class                                   $1,377,787              $2,676               $681,905
                                               ============             =======             ==========
  Market Value:
   Class ADV                                             --                  --                     --
   Class INV                                             --                  --                     --
   Other class                                   $1,536,312              $3,063               $666,688
 Due from Hartford Life Insurance
  Company                                             4,441                  --                     --
 Receivable from fund shares sold                        --                   4                    302
 Other assets                                            --                  --                      6
                                               ------------             -------             ----------
 Total Assets                                     1,540,753               3,067                666,996
                                               ------------             -------             ----------
LIABILITIES:
 Due to Hartford Life Insurance Company                  --                   4                    302
 Payable for fund shares purchased                    4,441                  --                     --
 Other liabilities                                       --                  --                     --
                                               ------------             -------             ----------
 Total Liabilities                                    4,441                   4                    302
                                               ------------             -------             ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                    $1,536,312              $3,063               $666,694
                                               ============             =======             ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       181,121                 309                 57,870
  Unit Fair Values #                                  $8.48               $9.93                 $11.52
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                            --                  --                     --
  Unit Fair Values #                                     --                  --                     --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

(15) Funded as of February 3, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                           GOLDMAN SACHS        GOLDMAN SACHS           JOHN HANCOCK
                                             LARGE CAP          SMALL/MID CAP            SMALL CAP
                                            VALUE FUND           GROWTH FUND            EQUITY FUND
                                            SUB-ACCOUNT        SUB-ACCOUNT (4)          SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                        --                    --                      --
   Class INV                                        --                    --                      --
   Other class                                   6,405                13,364                  70,705
                                             =========            ==========            ============
  Cost:
   Class ADV                                        --                    --                      --
   Class INV                                        --                    --                      --
   Other class                                 $59,915              $149,037              $1,181,519
                                             =========            ==========            ============
  Market Value:
   Class ADV                                        --                    --                      --
   Class INV                                        --                    --                      --
   Other class                                 $67,760              $165,719              $1,319,352
 Due from Hartford Life Insurance
  Company                                           --                    --                   2,181
 Receivable from fund shares sold                   52                   381                      --
 Other assets                                       --                    --                      --
                                             ---------            ----------            ------------
 Total Assets                                   67,812               166,100               1,321,533
                                             ---------            ----------            ------------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                           52                   381                      --
 Payable for fund shares purchased                  --                    --                   2,181
 Other liabilities                                  --                    --                      --
                                             ---------            ----------            ------------
 Total Liabilities                                  52                   381                   2,181
                                             ---------            ----------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $67,760              $165,719              $1,319,352
                                             =========            ==========            ============
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    9,221                 8,903                 134,315
  Unit Fair Values #                             $7.35                $18.62                   $9.82
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       --                    --                      --
  Unit Fair Values #                                --                    --                      --

                                                                  HARTFORD       HARTFORD
                                               HARTFORD             TOTAL         CAPITAL
                                               ADVISERS          RETURN BOND   APPRECIATION
                                               HLS FUND           HLS FUND       HLS FUND
                                             SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                  --             --
   Class INV                                           --                  --             --
   Other class                                    453,412           1,372,510        732,121
                                             ============       =============  =============
  Cost:
   Class ADV                                           --                  --             --
   Class INV                                           --                  --             --
   Other class                                 $9,570,792         $15,352,912    $36,542,184
                                             ============       =============  =============
  Market Value:
   Class ADV                                           --                  --             --
   Class INV                                           --                  --             --
   Other class                                 $7,922,972         $14,504,700    $26,814,182
 Due from Hartford Life Insurance
  Company                                             231               6,209          8,099
 Receivable from fund shares sold                      --                  --             --
 Other assets                                          --                  --              1
                                             ------------       -------------  -------------
 Total Assets                                   7,923,203          14,510,909     26,822,282
                                             ------------       -------------  -------------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                              --                  --             --
 Payable for fund shares purchased                    231               6,209          8,099
 Other liabilities                                     --                  --             --
                                             ------------       -------------  -------------
 Total Liabilities                                    231               6,209          8,099
                                             ------------       -------------  -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $7,922,972         $14,504,700    $26,814,183
                                             ============       =============  =============
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     792,727           1,209,975      1,850,064
  Unit Fair Values #                               $10.00              $11.85         $14.47
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --              14,711          5,335
  Unit Fair Values #                                   --              $11.09          $9.88

(4)  From inception March 5, 2009 to December 31, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                             HARTFORD          HARTFORD
                                             DIVIDEND           GLOBAL               HARTFORD
                                            AND GROWTH         ADVISERS           GLOBAL EQUITY
                                             HLS FUND          HLS FUND              HLS FUND
                                           SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                          --              --                    --
   Class INV                                          --              --                    --
   Other class                                   566,680           3,639                48,614
                                          ==============       =========            ==========
  Cost:
   Class ADV                                          --              --                    --
   Class INV                                          --              --                    --
   Other class                               $10,704,297         $43,227              $426,180
                                          ==============       =========            ==========
  Market Value:
   Class ADV                                          --              --                    --
   Class INV                                          --              --                    --
   Other class                                $9,940,730         $37,912              $421,386
 Due from Hartford Life Insurance
  Company                                             --              42                    --
 Receivable from fund shares sold                  3,208              --                   132
 Other assets                                         --              --                    --
                                          --------------       ---------            ----------
 Total Assets                                  9,943,938          37,954               421,518
                                          --------------       ---------            ----------
LIABILITIES:
 Due to Hartford Life Insurance Company            3,208              --                   132
 Payable for fund shares purchased                    --              42                    --
 Other liabilities                                    --              --                    --
                                          --------------       ---------            ----------
 Total Liabilities                                 3,208              42                   132
                                          --------------       ---------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                 $9,940,730         $37,912              $421,386
                                          ==============       =========            ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                  1,451,692          11,302                46,016
  Unit Fair Values #                               $6.81           $3.36                 $9.16
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                      5,398              --                    --
  Unit Fair Values #                               $9.61              --                    --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                         HARTFORD
                                               HARTFORD              HARTFORD           DISCIPLINED
                                            GLOBAL HEALTH          GLOBAL GROWTH          EQUITY
                                               HLS FUND              HLS FUND            HLS FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                   --                 --
   Class INV                                           --                   --                 --
   Other class                                     83,742                2,315                232
                                             ============            =========            =======
  Cost:
   Class ADV                                           --                   --                 --
   Class INV                                           --                   --                 --
   Other class                                 $1,250,837              $24,142             $2,266
                                             ============            =========            =======
  Market Value:
   Class ADV                                           --                   --                 --
   Class INV                                           --                   --                 --
   Other class                                 $1,085,340              $31,570             $2,413
 Due from Hartford Life Insurance
  Company                                             230                   --                 --
 Receivable from fund shares sold                      --                   29                  2
 Other assets                                          --                   --                 --
                                             ------------            ---------            -------
 Total Assets                                   1,085,570               31,599              2,415
                                             ------------            ---------            -------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                              --                   29                  2
 Payable for fund shares purchased                    230                   --                 --
 Other liabilities                                     --                   --                 --
                                             ------------            ---------            -------
 Total Liabilities                                    230                   29                  2
                                             ------------            ---------            -------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $1,085,340              $31,570             $2,413
                                             ============            =========            =======
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                      72,177                4,153                265
  Unit Fair Values #                               $15.04                $7.60              $9.09
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                   --                 --
  Unit Fair Values #                                   --                   --                 --

                                                                     HARTFORD
                                              HARTFORD                GROWTH                 HARTFORD
                                               GROWTH             OPPORTUNITIES               INDEX
                                              HLS FUND               HLS FUND                HLS FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT (16)          SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                      --                      --
   Class INV                                         --                      --                      --
   Other class                                   33,170                  81,407                 335,330
                                             ==========            ============            ============
  Cost:
   Class ADV                                         --                      --                      --
   Class INV                                         --                      --                      --
   Other class                                 $354,684              $1,780,582              $9,578,819
                                             ==========            ============            ============
  Market Value:
   Class ADV                                         --                      --                      --
   Class INV                                         --                      --                      --
   Other class                                 $332,960              $1,775,872              $7,778,733
 Due from Hartford Life Insurance
  Company                                            --                   3,478                   7,727
 Receivable from fund shares sold                   115                      --                      --
 Other assets                                        --                      --                      --
                                             ----------            ------------            ------------
 Total Assets                                   333,075               1,779,350               7,786,460
                                             ----------            ------------            ------------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                           115                      --                      --
 Payable for fund shares purchased                   --                   3,478                   7,727
 Other liabilities                                   --                      --                      --
                                             ----------            ------------            ------------
 Total Liabilities                                  115                   3,478                   7,727
                                             ----------            ------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $332,960              $1,775,872              $7,778,733
                                             ==========            ============            ============
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    33,287                 191,529               1,447,946
  Unit Fair Values #                             $10.00                   $9.27                   $5.33
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                      --                   7,955
  Unit Fair Values #                                 --                      --                   $8.71

(16) Effective October 2, 2009, Hartford LargeCap Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                HARTFORD               HARTFORD
                                             INTERNATIONAL          INTERNATIONAL              HARTFORD
                                                 GROWTH             OPPORTUNITIES               MIDCAP
                                                HLS FUND               HLS FUND                HLS FUND
                                              SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                      --                      --
   Class INV                                           --                      --                      --
   Other class                                     20,880                 129,460                 351,790
                                               ==========            ============            ============
  Cost:
   Class ADV                                           --                      --                      --
   Class INV                                           --                      --                      --
   Other class                                   $213,188              $1,813,007              $8,865,200
                                               ==========            ============            ============
  Market Value:
   Class ADV                                           --                      --                      --
   Class INV                                           --                      --                      --
   Other class                                   $154,730              $1,427,817              $7,430,700
 Due from Hartford Life Insurance
  Company                                              --                     382                  14,551
 Receivable from fund shares sold                      62                      --                      --
 Other assets                                          --                      --                      --
                                               ----------            ------------            ------------
 Total Assets                                     154,792               1,428,199               7,445,251
                                               ----------            ------------            ------------
LIABILITIES:
 Due to Hartford Life Insurance Company                62                      --                      --
 Payable for fund shares purchased                     --                     382                  14,551
 Other liabilities                                     --                      --                      --
                                               ----------            ------------            ------------
 Total Liabilities                                     62                     382                  14,551
                                               ----------            ------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                    $154,730              $1,427,817              $7,430,700
                                               ==========            ============            ============
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                      17,458                 133,538                 453,400
  Unit Fair Values #                                $8.86                  $10.69                  $16.39
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                      --                      --
  Unit Fair Values #                                   --                      --                      --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                               HARTFORD                 HARTFORD               HARTFORD
                                             MONEY MARKET            SMALL COMPANY         SMALLCAP GROWTH
                                               HLS FUND                 HLS FUND               HLS FUND
                                              SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                            --                      --                    --
   Class INV                                            --                      --                    --
   Other class                                  12,111,214                 169,134                 7,608
                                             =============            ============            ==========
  Cost:
   Class ADV                                            --                      --                    --
   Class INV                                            --                      --                    --
   Other class                                 $12,111,214              $2,686,348              $118,499
                                             =============            ============            ==========
  Market Value:
   Class ADV                                            --                      --                    --
   Class INV                                            --                      --                    --
   Other class                                 $12,111,214              $2,398,940              $118,728
 Due from Hartford Life Insurance
  Company                                            3,122                   1,309                    --
 Receivable from fund shares sold                       --                      --                    19
 Other assets                                           --                      --                    --
                                             -------------            ------------            ----------
 Total Assets                                   12,114,336               2,400,249               118,747
                                             -------------            ------------            ----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                               --                      --                    19
 Payable for fund shares purchased                   3,122                   1,309                    --
 Other liabilities                                       1                      --                    --
                                             -------------            ------------            ----------
 Total Liabilities                                   3,123                   1,309                    19
                                             -------------            ------------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $12,111,213              $2,398,940              $118,728
                                             =============            ============            ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    1,172,047                 479,093                13,350
  Unit Fair Values #                                $10.23                   $5.01                 $8.89
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       10,988                      --                    --
  Unit Fair Values #                                $10.61                      --                    --

                                                                      HARTFORD               HARTFORD
                                               HARTFORD           U.S. GOVERNMENT             VALUE
                                                STOCK                SECURITIES           OPPORTUNITIES
                                               HLS FUND               HLS FUND               HLS FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                    --                      --
   Class INV                                           --                    --                      --
   Other class                                    176,548                87,609                  87,804
                                             ============            ==========            ============
  Cost:
   Class ADV                                           --                    --                      --
   Class INV                                           --                    --                      --
   Other class                                 $7,828,501              $937,879              $1,332,427
                                             ============            ==========            ============
  Market Value:
   Class ADV                                           --                    --                      --
   Class INV                                           --                    --                      --
   Other class                                 $6,373,827              $922,773              $1,117,933
 Due from Hartford Life Insurance
  Company                                           4,695                    --                     514
 Receivable from fund shares sold                      --                    10                      --
 Other assets                                          --                    --                      --
                                             ------------            ----------            ------------
 Total Assets                                   6,378,522               922,783               1,118,447
                                             ------------            ----------            ------------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                              --                    10                      --
 Payable for fund shares purchased                  4,695                    --                     514
 Other liabilities                                     --                    --                      --
                                             ------------            ----------            ------------
 Total Liabilities                                  4,695                    10                     514
                                             ------------            ----------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $6,373,827              $922,773              $1,117,933
                                             ============            ==========            ============
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     677,802                90,671                 117,349
  Unit Fair Values #                                $9.40                $10.18                   $9.53
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                    --                      --
  Unit Fair Values #                                   --                    --                      --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                              THE HARTFORD          THE HARTFORD          THE HARTFORD
                                                 TARGET                TARGET                TARGET
                                               RETIREMENT            RETIREMENT            RETIREMENT
                                               2010 FUND             2020 FUND             2030 FUND
                                              SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                    --                    --
   Class INV                                           --                    --                    --
   Other class                                     54,510                79,731                71,466
                                               ==========            ==========            ==========
  Cost:
   Class ADV                                           --                    --                    --
   Class INV                                           --                    --                    --
   Other class                                   $440,991              $613,540              $498,889
                                               ==========            ==========            ==========
  Market Value:
   Class ADV                                           --                    --                    --
   Class INV                                           --                    --                    --
   Other class                                   $477,504              $739,734              $590,935
 Due from Hartford Life Insurance
  Company                                              --                   455                    --
 Receivable from fund shares sold                     105                    --                   120
 Other assets                                          --                    --                    --
                                               ----------            ----------            ----------
 Total Assets                                     477,609               740,189               591,055
                                               ----------            ----------            ----------
LIABILITIES:
 Due to Hartford Life Insurance Company               105                    --                   120
 Payable for fund shares purchased                     --                   455                    --
 Other liabilities                                     --                    --                    --
                                               ----------            ----------            ----------
 Total Liabilities                                    105                   455                   120
                                               ----------            ----------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                    $477,504              $739,734              $590,935
                                               ==========            ==========            ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                      40,158                76,021                66,646
  Unit Fair Values #                               $11.89                 $9.73                 $8.87
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                    --                    --
  Unit Fair Values #                                   --                    --                    --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                           THE HARTFORD         THE HARTFORD            THE HARTFORD
                                           DIVIDEND AND             SMALL               TOTAL RETURN
                                            GROWTH FUND         COMPANY FUND              BOND FUND
                                          SUB-ACCOUNT (4)      SUB-ACCOUNT (4)        SUB-ACCOUNT (17)
-----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                        --                   --                      --
   Class INV                                        --                   --                      --
   Other class                                   2,364                2,657                   8,159
                                             =========            =========               =========
  Cost:
   Class ADV                                        --                   --                      --
   Class INV                                        --                   --                      --
   Other class                                 $33,926              $40,442                 $84,129
                                             =========            =========               =========
  Market Value:
   Class ADV                                        --                   --                      --
   Class INV                                        --                   --                      --
   Other class                                 $40,918              $44,554                 $84,124
 Due from Hartford Life Insurance
  Company                                           --                   --                      --
 Receivable from fund shares sold                    2                    3                      23
 Other assets                                       --                   --                       1
                                             ---------            ---------               ---------
 Total Assets                                   40,920               44,557                  84,148
                                             ---------            ---------               ---------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            2                    3                      23
 Payable for fund shares purchased                  --                   --                      --
 Other liabilities                                  --                   --                      --
                                             ---------            ---------               ---------
 Total Liabilities                                   2                    3                      23
                                             ---------            ---------               ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $40,918              $44,554                 $84,125
                                             =========            =========               =========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    2,539                3,361                   7,931
  Unit Fair Values #                            $16.12               $13.25                  $10.61
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       --                   --                      --
  Unit Fair Values #                                --                   --                      --

                                              HARTFORD            THE HARTFORD           THE HARTFORD
                                               GLOBAL                GROWTH             EQUITY GROWTH
                                            HEALTH FUND        OPPORTUNITIES FUND      ALLOCATION FUND
                                          SUB-ACCOUNT (19)      SUB-ACCOUNT (20)         SUB-ACCOUNT
--------------------------------------  -----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                       --                     --                      --
   Class INV                                       --                     --                      --
   Other class                                      5                    375                  20,838
                                               ======                =======              ==========
  Cost:
   Class ADV                                       --                     --                      --
   Class INV                                       --                     --                      --
   Other class                                    $68                 $8,606                $173,527
                                               ======                =======              ==========
  Market Value:
   Class ADV                                       --                     --                      --
   Class INV                                       --                     --                      --
   Other class                                    $71                 $8,866                $210,238
 Due from Hartford Life Insurance
  Company                                          --                     --                      --
 Receivable from fund shares sold                   2                      3                     285
 Other assets                                      --                     --                      --
                                               ------                -------              ----------
 Total Assets                                      73                  8,869                 210,523
                                               ------                -------              ----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                           2                      3                     285
 Payable for fund shares purchased                 --                     --                      --
 Other liabilities                                 --                     --                      --
                                               ------                -------              ----------
 Total Liabilities                                  2                      3                     285
                                               ------                -------              ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                     $71                 $8,866                $210,238
                                               ======                =======              ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       8                  1,031                  26,570
  Unit Fair Values #                            $9.14                  $8.60                   $7.91
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                      --                     --                      --
  Unit Fair Values #                               --                     --                      --

(4)  From inception March 5, 2009 to December 31, 2009.

(17) Funded as of October 2, 2009.

(18) Not used.

(19) Funded as of October 26, 2009.

(20) Funded as of October 6, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                              THE HARTFORD          THE HARTFORD           THE HARTFORD
                                                BALANCED            CONSERVATIVE             CAPITAL
                                            ALLOCATION FUND       ALLOCATION FUND       APPRECIATION FUND
                                              SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                    --                      --
   Class INV                                           --                    --                      --
   Other class                                     83,913                52,176                  99,713
                                               ==========            ==========            ============
  Cost:
   Class ADV                                           --                    --                      --
   Class INV                                           --                    --                      --
   Other class                                   $728,740              $461,177              $2,516,011
                                               ==========            ==========            ============
  Market Value:
   Class ADV                                           --                    --                      --
   Class INV                                           --                    --                      --
   Other class                                   $858,433              $514,427              $3,294,410
 Due from Hartford Life Insurance
  Company                                              --                    --                   1,658
 Receivable from fund shares sold                     754                   157                      --
 Other assets                                          --                    --                      --
                                               ----------            ----------            ------------
 Total Assets                                     859,187               514,584               3,296,068
                                               ----------            ----------            ------------
LIABILITIES:
 Due to Hartford Life Insurance Company               754                   157                      --
 Payable for fund shares purchased                     --                    --                   1,658
 Other liabilities                                     --                    --                      --
                                               ----------            ----------            ------------
 Total Liabilities                                    754                   157                   1,658
                                               ----------            ----------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                    $858,433              $514,427              $3,294,410
                                               ==========            ==========            ============
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                      94,119                53,004                 393,021
  Unit Fair Values #                                $9.12                 $9.71                   $8.38
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                    --                      --
  Unit Fair Values #                                   --                    --                      --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                            THE HARTFORD                                 HARTFORD
                                               GROWTH               HARTFORD             INFLATION
                                          ALLOCATION FUND         MONEY MARKET           PLUS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT (4)       SUB-ACCOUNT (4)
-------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                    --                   --
   Class INV                                         --                    --                   --
   Other class                                   55,782               528,689                6,566
                                             ==========            ==========            =========
  Cost:
   Class ADV                                         --                    --                   --
   Class INV                                         --                    --                   --
   Other class                                 $462,442              $528,689              $74,510
                                             ==========            ==========            =========
  Market Value:
   Class ADV                                         --                    --                   --
   Class INV                                         --                    --                   --
   Other class                                 $566,101              $528,689              $74,329
 Due from Hartford Life Insurance
  Company                                            --                 2,995                   --
 Receivable from fund shares sold                   697                    --                   30
 Other assets                                        --                    --                   --
                                             ----------            ----------            ---------
 Total Assets                                   566,798               531,684               74,359
                                             ----------            ----------            ---------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                           697                    --                   30
 Payable for fund shares purchased                   --                 2,995                   --
 Other liabilities                                   --                    --                   --
                                             ----------            ----------            ---------
 Total Liabilities                                  697                 2,995                   30
                                             ----------            ----------            ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $566,101              $528,689              $74,329
                                             ==========            ==========            =========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    65,456                53,202                6,783
  Unit Fair Values #                              $8.65                 $9.94               $10.96
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                    --                   --
  Unit Fair Values #                                 --                    --                   --

                                            THE HARTFORD          THE HARTFORD          THE HARTFORD
                                               TARGET                TARGET                 TAGET
                                             RETIREMENT            RETIREMENT            RETIREMENT
                                              2015 FUND             2025 FUND             2035 FUND
                                          SUB-ACCOUNT (21)      SUB-ACCOUNT (21)      SUB-ACCOUNT (21)
--------------------------------------  -----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                   --                     --
   Class INV                                         --                   --                     --
   Other class                                    3,328                  492                  2,833
                                              =========              =======              =========
  Cost:
   Class ADV                                         --                   --                     --
   Class INV                                         --                   --                     --
   Other class                                  $39,386               $5,604                $34,316
                                              =========              =======              =========
  Market Value:
   Class ADV                                         --                   --                     --
   Class INV                                         --                   --                     --
   Other class                                  $40,537               $6,029                $35,155
 Due from Hartford Life Insurance
  Company                                            --                   --                     --
 Receivable from fund shares sold                    39                   13                     20
 Other assets                                        --                   --                     --
                                              ---------              -------              ---------
 Total Assets                                    40,576                6,042                 35,175
                                              ---------              -------              ---------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            39                   13                     20
 Payable for fund shares purchased                   --                   --                     --
 Other liabilities                                   --                   --                     --
                                              ---------              -------              ---------
 Total Liabilities                                   39                   13                     20
                                              ---------              -------              ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                   $40,537               $6,029                $35,155
                                              =========              =======              =========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     3,039                  442                  2,222
  Unit Fair Values #                             $13.34               $13.62                 $15.82
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                   --                     --
  Unit Fair Values #                                 --                   --                     --

(4)  From inception March 5, 2009 to December 31, 2009.

(21) From inception January 15, 2009 to December 31, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                              THE HARTFORD          THE HARTFORD         THE HARTFORD
                                                 TARGET                TARGET               TARGET
                                               RETIREMENT            RETIREMENT           RETIREMENT
                                                2040 FUND             2045 FUND            2050 FUND
                                            SUB-ACCOUNT (21)      SUB-ACCOUNT (21)      SUB-ACCOUNT (4)
---------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                   --                   --
   Class INV                                           --                   --                   --
   Other class                                      1,771                  115                  429
                                                =========              =======              =======
  Cost:
   Class ADV                                           --                   --                   --
   Class INV                                           --                   --                   --
   Other class                                    $21,041               $1,406               $5,137
                                                =========              =======              =======
  Market Value:
   Class ADV                                           --                   --                   --
   Class INV                                           --                   --                   --
   Other class                                    $21,948               $1,431               $5,335
 Due from Hartford Life Insurance
  Company                                             229                   --                   98
 Receivable from fund shares sold                      --                    6                   --
 Other assets                                          --                   --                   --
                                                ---------              -------              -------
 Total Assets                                      22,177                1,437                5,433
                                                ---------              -------              -------
LIABILITIES:
 Due to Hartford Life Insurance Company                --                    6                   --
 Payable for fund shares purchased                    229                   --                   98
 Other liabilities                                     --                   --                   --
                                                ---------              -------              -------
 Total Liabilities                                    229                    6                   98
                                                ---------              -------              -------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                     $21,948               $1,431               $5,335
                                                =========              =======              =======
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       1,377                  101                  322
  Unit Fair Values #                               $15.94               $14.08               $16.61
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                   --                   --
  Unit Fair Values #                                   --                   --                   --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

(4)  From inception March 5, 2009 to December 31, 2009.

(21) From inception January 15, 2009 to December 31, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                          HOTCHKIS AND WILEY                                   AIM
                                              LARGE CAP               AIM V.I.              FINANCIAL
                                              VALUE FUND           TECHNOLOGY FUND        SERVICES FUND
                                             SUB-ACCOUNT             SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                          --                     --                     --
   Class INV                                          --                     --                 51,307
   Other class                                    42,931                  5,021                     --
                                              ==========              =========             ==========
  Cost:
   Class ADV                                          --                     --                     --
   Class INV                                          --                     --               $749,488
   Other class                                  $919,463                $65,531                     --
                                              ==========              =========             ==========
  Market Value:
   Class ADV                                          --                     --                     --
   Class INV                                          --                     --               $387,878
   Other class                                  $584,719                $66,221                     --
 Due from Hartford Life Insurance
  Company                                             --                     --                     13
 Receivable from fund shares sold                    135                      1                     --
 Other assets                                         --                     --                     --
                                              ----------              ---------             ----------
 Total Assets                                    584,854                 66,222                387,891
                                              ----------              ---------             ----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            135                      1                     --
 Payable for fund shares purchased                    --                     --                     13
 Other liabilities                                    --                     --                     --
                                              ----------              ---------             ----------
 Total Liabilities                                   135                      1                     13
                                              ----------              ---------             ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                   $584,719                $66,221               $387,878
                                              ==========              =========             ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     64,969                  6,898                 70,972
  Unit Fair Values #                               $9.00                  $9.60                  $5.47
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                         --                     --                     --
  Unit Fair Values #                                  --                     --                     --

                                                                                          IVY GLOBAL
                                                AIM                   AIM                  NATURAL
                                            LEISURE FUND        TECHNOLOGY FUND         RESOURCES FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                    --                      --
   Class INV                                     12,541                18,081                      --
   Other class                                       --                    --                  69,147
                                             ==========            ==========            ============
  Cost:
   Class ADV                                         --                    --                      --
   Class INV                                   $486,883              $430,197                      --
   Other class                                       --                    --              $1,394,219
                                             ==========            ==========            ============
  Market Value:
   Class ADV                                         --                    --                      --
   Class INV                                   $359,048              $484,922                      --
   Other class                                       --                    --              $1,290,981
 Due from Hartford Life Insurance
  Company                                            --                   664                     601
 Receivable from fund shares sold                    38                    --                      --
 Other assets                                        --                    --                      --
                                             ----------            ----------            ------------
 Total Assets                                   359,086               485,586               1,291,582
                                             ----------            ----------            ------------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            38                    --                      --
 Payable for fund shares purchased                   --                   664                     601
 Other liabilities                                   --                    --                      --
                                             ----------            ----------            ------------
 Total Liabilities                                   38                   664                     601
                                             ----------            ----------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $359,048              $484,922              $1,290,981
                                             ==========            ==========            ============
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    33,326                66,348                 145,772
  Unit Fair Values #                             $10.77                 $7.31                   $8.86
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                    --                      --
  Unit Fair Values #                                 --                    --                      --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                             IVY LARGE CAP          IVY SCIENCE &           IVY ASSET
                                              GROWTH FUND          TECHNOLOGY FUND        STRATEGY FUND
                                              SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT (4)
----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                    --                    --
   Class INV                                           --                    --                    --
   Other class                                     20,593                 1,475                   683
                                               ==========             =========             =========
  Cost:
   Class ADV                                           --                    --                    --
   Class INV                                           --                    --                    --
   Other class                                   $205,671               $35,761               $14,723
                                               ==========             =========             =========
  Market Value:
   Class ADV                                           --                    --                    --
   Class INV                                           --                    --                    --
   Other class                                   $237,849               $44,176               $15,237
 Due from Hartford Life Insurance
  Company                                             525                   211                    --
 Receivable from fund shares sold                      --                    --                    28
 Other assets                                          --                    --                    --
                                               ----------             ---------             ---------
 Total Assets                                     238,374                44,387                15,265
                                               ----------             ---------             ---------
LIABILITIES:
 Due to Hartford Life Insurance Company                --                    --                    28
 Payable for fund shares purchased                    525                   211                    --
 Other liabilities                                     --                    --                    --
                                               ----------             ---------             ---------
 Total Liabilities                                    525                   211                    28
                                               ----------             ---------             ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                    $237,849               $44,176               $15,237
                                               ==========             =========             =========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                      25,502                 3,894                 1,236
  Unit Fair Values #                                $9.33                $11.34                $12.33
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                    --                    --
  Unit Fair Values #                                   --                    --                    --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

(4)  From inception March 5, 2009 to December 31, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

                                                                    JANUS ASPEN            JANUS ASPEN
                                             JANUS ASPEN             WORLDWIDE             ENTERPRISE
                                           FORTY PORTFOLIO           PORTFOLIO              PORTFOLIO
                                             SUB-ACCOUNT          SUB-ACCOUNT (22)      SUB-ACCOUNT (23)
-----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                    --                    --
   Class INV                                           --                    --                    --
   Other class                                     67,439                13,860                   875
                                             ============            ==========             =========
  Cost:
   Class ADV                                           --                    --                    --
   Class INV                                           --                    --                    --
   Other class                                 $2,832,895              $437,330               $31,723
                                             ============            ==========             =========
  Market Value:
   Class ADV                                           --                    --                    --
   Class INV                                           --                    --                    --
   Other class                                 $2,265,950              $362,858               $26,930
 Due from Hartford Life Insurance
  Company                                             161                   283                    29
 Receivable from fund shares sold                      --                    --                    --
 Other assets                                          --                    --                    --
                                             ------------            ----------             ---------
 Total Assets                                   2,266,111               363,141                26,959
                                             ------------            ----------             ---------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                              --                    --                    --
 Payable for fund shares purchased                    161                   283                    29
 Other liabilities                                     --                    --                    --
                                             ------------            ----------             ---------
 Total Liabilities                                    161                   283                    29
                                             ------------            ----------             ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $2,265,950              $362,858               $26,930
                                             ============            ==========             =========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     183,311                38,001                 2,580
  Unit Fair Values #                               $12.10                 $9.07                $10.44
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       3,984                 2,004                    --
  Unit Fair Values #                               $12.10                 $9.10                    --

                                            JANUS ASPEN           JANUS ASPEN
                                              BALANCED              OVERSEAS              JANUS
                                             PORTFOLIO             PORTFOLIO          BALANCED FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT (24)    SUB-ACCOUNT (25)
--------------------------------------  -------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                    --                 --
   Class INV                                         --                    --                 --
   Other class                                   10,891                 8,808                 40
                                             ==========            ==========            =======
  Cost:
   Class ADV                                         --                    --                 --
   Class INV                                         --                    --                 --
   Other class                                 $316,319              $498,199               $982
                                             ==========            ==========            =======
  Market Value:
   Class ADV                                         --                    --                 --
   Class INV                                         --                    --                 --
   Other class                                 $292,747              $404,187               $993
 Due from Hartford Life Insurance
  Company                                            --                    42                 --
 Receivable from fund shares sold                     6                    --                  2
 Other assets                                        --                    --                 --
                                             ----------            ----------            -------
 Total Assets                                   292,753               404,229                995
                                             ----------            ----------            -------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                             6                    --                  2
 Payable for fund shares purchased                   --                    42                 --
 Other liabilities                                   --                    --                 --
                                             ----------            ----------            -------
 Total Liabilities                                    6                    42                  2
                                             ----------            ----------            -------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $292,747              $404,187               $993
                                             ==========            ==========            =======
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    24,502                31,829                 86
  Unit Fair Values #                             $11.95                $12.70             $11.56
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                    --                 --
  Unit Fair Values #                                 --                    --                 --

(22) Formerly Janus Aspen Worldwide Growth. Change effective May 1, 2009.

(23) Formerly Janus Aspen Mid Cap Growth Portfolio. Change effective May 1,
     2009.

(24) Formerly Janus Aspen International Growth Portfolio. Change effective May 1, 2009.

(25) From inception July 2, 2009 to December 31, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                  JANUS
                                                FLEXIBLE                 JANUS                  JANUS
                                                BOND FUND              FORTY FUND           WORLDWIDE FUND
                                            SUB-ACCOUNT (26)        SUB-ACCOUNT (27)       SUB-ACCOUNT (28)
-------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                       --                    --
   Class INV                                           --                       --                    --
   Other class                                      1,222                  167,806                 5,747
                                                =========             ============            ==========
  Cost:
   Class ADV                                           --                       --                    --
   Class INV                                           --                       --                    --
   Other class                                    $12,262               $4,855,427              $194,260
                                                =========             ============            ==========
  Market Value:
   Class ADV                                           --                       --                    --
   Class INV                                           --                       --                    --
   Other class                                    $12,694               $5,289,248              $232,527
 Due from Hartford Life Insurance
  Company                                              --                    2,228                    --
 Receivable from fund shares sold                       3                       --                    21
 Other assets                                          --                       --                    --
                                                ---------             ------------            ----------
 Total Assets                                      12,697                5,291,476               232,548
                                                ---------             ------------            ----------
LIABILITIES:
 Due to Hartford Life Insurance Company                 3                       --                    21
 Payable for fund shares purchased                     --                    2,228                    --
 Other liabilities                                     --                       --                     1
                                                ---------             ------------            ----------
 Total Liabilities                                      3                    2,228                    22
                                                ---------             ------------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                     $12,694               $5,289,248              $232,526
                                                =========             ============            ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       1,191                  379,042                19,197
  Unit Fair Values #                               $10.66                   $13.95                $12.11
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                       --                    --
  Unit Fair Values #                                   --                       --                    --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

(26) Formerly Janus Adviser Flexible Bond Fund. Change effective July 2, 2009.

(27) Formerly Janus Adviser Forty Fund. Change effective July 2, 2009.

(28) Formerly Janus Adviser Worldwide Fund. Change effective July 2, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                               JANUS
                                              MID CAP                 JANUS                     JANUS
                                            VALUE FUND           ENTERPRISE FUND            OVERSEAS FUND
                                         SUB-ACCOUNT (25)      SUB-ACCOUNT (25)(29)      SUB-ACCOUNT (25)(30)
---------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                       --                       --                         --
   Class INV                                       --                       --                         --
   Other class                                      2                    6,618                    129,862
                                              =======               ==========               ============
  Cost:
   Class ADV                                       --                       --                         --
   Class INV                                       --                       --                         --
   Other class                                    $48                 $255,851                 $4,443,286
                                              =======               ==========               ============
  Market Value:
   Class ADV                                       --                       --                         --
   Class INV                                       --                       --                         --
   Other class                                    $49                 $310,395                 $5,516,532
 Due from Hartford Life Insurance
  Company                                          --                      592                      4,901
 Receivable from fund shares sold                   2                       --                         --
 Other assets                                      --                       --                         --
                                              -------               ----------               ------------
 Total Assets                                      51                  310,987                  5,521,433
                                              -------               ----------               ------------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                           2                       --                         --
 Payable for fund shares purchased                 --                      592                      4,901
 Other liabilities                                 --                       --                         --
                                              -------               ----------               ------------
 Total Liabilities                                  2                      592                      4,901
                                              -------               ----------               ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                     $49                 $310,395                 $5,516,532
                                              =======               ==========               ============
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       4                   24,345                    435,145
  Unit Fair Values #                           $12.30                   $12.75                     $12.68
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                      --                       --                         --
  Unit Fair Values #                               --                       --                         --

                                              JENNISON                                   JPMORGAN
                                               MID-CAP           JENNISON 20/20            CORE
                                          GROWTH FUND, INC.        FOCUS FUND            BOND FUND
                                           SUB-ACCOUNT (4)       SUB-ACCOUNT (4)      SUB-ACCOUNT (4)
--------------------------------------  ---------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                   --                    --
   Class INV                                         --                   --                    --
   Other class                                    2,786                   26                 1,221
                                              =========              =======             =========
  Cost:
   Class ADV                                         --                   --                    --
   Class INV                                         --                   --                    --
   Other class                                  $60,675                 $372               $13,642
                                              =========              =======             =========
  Market Value:
   Class ADV                                         --                   --                    --
   Class INV                                         --                   --                    --
   Other class                                  $63,579                 $381               $13,560
 Due from Hartford Life Insurance
  Company                                            14                   --                    57
 Receivable from fund shares sold                    --                   11                    --
 Other assets                                        --                   --                    --
                                              ---------              -------             ---------
 Total Assets                                    63,593                  392                13,617
                                              ---------              -------             ---------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            --                   11                    --
 Payable for fund shares purchased                   14                   --                    57
 Other liabilities                                   --                   --                    --
                                              ---------              -------             ---------
 Total Liabilities                                   14                   11                    57
                                              ---------              -------             ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                   $63,579                 $381               $13,560
                                              =========              =======             =========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     3,947                   21                 1,258
  Unit Fair Values #                             $16.11               $17.80                $10.78
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                   --                    --
  Unit Fair Values #                                 --                   --                    --

(4)  From inception March 5, 2009 to December 31, 2009.

(25) From inception July 2, 2009 to December 31, 2009.

(29) Effective July 2, 2009, Janus Adviser Mid Cap Growth Fund merged with Janus Enterprise Fund.

(30) Effective July 2, 2009, Janus Adviser International Growth Fund merged with Janus Overseas Fund.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                               JPMORGAN             JPMORGAN             JPMORGAN
                                               SMALL CAP            SMALL CAP            U.S. REAL
                                              EQUITY FUND          GROWTH FUND          ESTATE FUND
                                            SUB-ACCOUNT (4)      SUB-ACCOUNT (4)      SUB-ACCOUNT (4)
-------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                          --                   --                  --
   Class INV                                          --                   --                  --
   Other class                                     3,174                4,840                 204
                                               =========            =========             =======
  Cost:
   Class ADV                                          --                   --                  --
   Class INV                                          --                   --                  --
   Other class                                   $84,689              $37,999              $2,378
                                               =========            =========             =======
  Market Value:
   Class ADV                                          --                   --                  --
   Class INV                                          --                   --                  --
   Other class                                   $87,943              $40,416              $2,492
 Due from Hartford Life Insurance
  Company                                             43                   --                  --
 Receivable from fund shares sold                     --                   13                   1
 Other assets                                         --                   --                  --
                                               ---------            ---------             -------
 Total Assets                                     87,986               40,429               2,493
                                               ---------            ---------             -------
LIABILITIES:
 Due to Hartford Life Insurance Company               --                   13                   1
 Payable for fund shares purchased                    43                   --                  --
 Other liabilities                                    --                   --                  --
                                               ---------            ---------             -------
 Total Liabilities                                    43                   13                   1
                                               ---------            ---------             -------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                    $87,943              $40,416              $2,492
                                               =========            =========             =======
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                      5,420                2,259                 113
  Unit Fair Values #                              $16.23               $17.89              $22.03
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                         --                   --                  --
  Unit Fair Values #                                  --                   --                  --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

(4)  From inception March 5, 2009 to December 31, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                KEELEY
                                              SMALL CAP            LOOMIS SAYLES         LORD ABBETT
                                              VALUE FUND             BOND FUND         AFFILIATED FUND
                                             SUB-ACCOUNT          SUB-ACCOUNT (4)        SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                  --                     --
   Class INV                                           --                  --                     --
   Other class                                     59,071                   3                 38,952
                                             ============             =======             ==========
  Cost:
   Class ADV                                           --                  --                     --
   Class INV                                           --                  --                     --
   Other class                                 $1,390,205                 $34               $369,909
                                             ============             =======             ==========
  Market Value:
   Class ADV                                           --                  --                     --
   Class INV                                           --                  --                     --
   Other class                                 $1,170,780                 $34               $397,940
 Due from Hartford Life Insurance
  Company                                             371                  --                    194
 Receivable from fund shares sold                      --                   1                     --
 Other assets                                          --                  --                     --
                                             ------------             -------             ----------
 Total Assets                                   1,171,151                  35                398,134
                                             ------------             -------             ----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                              --                   1                     --
 Payable for fund shares purchased                    371                  --                    194
 Other liabilities                                     --                  --                     --
                                             ------------             -------             ----------
 Total Liabilities                                    371                   1                    194
                                             ------------             -------             ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $1,170,780                 $34               $397,940
                                             ============             =======             ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     106,570                   2                 47,755
  Unit Fair Values #                               $10.99              $13.92                  $8.33
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                  --                     --
  Unit Fair Values #                                   --                  --                     --

                                            LORD ABBETT           LORD ABBETT             LORD ABBETT
                                            FUNDAMENTAL               BOND                  GROWTH
                                            EQUITY FUND          DEBENTURE FUND       OPPORTUNITIES FUND
                                          SUB-ACCOUNT (31)        SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  -------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                    --                     --
   Class INV                                         --                    --                     --
   Other class                                   52,349               118,059                  4,526
                                             ==========            ==========              =========
  Cost:
   Class ADV                                         --                    --                     --
   Class INV                                         --                    --                     --
   Other class                                 $481,321              $802,867                $67,934
                                             ==========            ==========              =========
  Market Value:
   Class ADV                                         --                    --                     --
   Class INV                                         --                    --                     --
   Other class                                 $568,025              $870,109                $83,013
 Due from Hartford Life Insurance
  Company                                           213                 3,027                     --
 Receivable from fund shares sold                    --                   177                      6
 Other assets                                        --                     2                     --
                                             ----------            ----------              ---------
 Total Assets                                   568,238               873,315                 83,019
                                             ----------            ----------              ---------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            --                   177                      6
 Payable for fund shares purchased                  213                    --                     --
 Other liabilities                                   --                    --                     --
                                             ----------            ----------              ---------
 Total Liabilities                                  213                   177                      6
                                             ----------            ----------              ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $568,025              $873,138                $83,013
                                             ==========            ==========              =========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    48,789                76,530                  8,386
  Unit Fair Values #                             $11.64                $11.41                  $9.90
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                    --                     --
  Unit Fair Values #                                 --                    --                     --

(4)  From inception March 5, 2009 to December 31, 2009.

(31) Formerly Lord Abbett All Value Fund. Change effective July 1, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                               LORD ABBETT            LORD ABBETT           LORD ABBETT
                                                 CLASSIC                CAPITAL                TOTAL
                                               STOCK FUND           STRUCTURE FUND          RETURN FUND
                                            SUB-ACCOUNT (32)       SUB-ACCOUNT (33)         SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                     --                     --
   Class INV                                           --                     --                     --
   Other class                                      2,483                  8,235                 17,043
                                                =========              =========             ==========
  Cost:
   Class ADV                                           --                     --                     --
   Class INV                                           --                     --                     --
   Other class                                    $56,507                $79,141               $175,700
                                                =========              =========             ==========
  Market Value:
   Class ADV                                           --                     --                     --
   Class INV                                           --                     --                     --
   Other class                                    $64,812                $86,730               $183,550
 Due from Hartford Life Insurance
  Company                                              --                    464                     --
 Receivable from fund shares sold                      66                     --                    101
 Other assets                                          --                     --                      1
                                                ---------              ---------             ----------
 Total Assets                                      64,878                 87,194                183,652
                                                ---------              ---------             ----------
LIABILITIES:
 Due to Hartford Life Insurance Company                66                     --                    101
 Payable for fund shares purchased                     --                    464                     --
 Other liabilities                                     --                     --                     --
                                                ---------              ---------             ----------
 Total Liabilities                                     66                    464                    101
                                                ---------              ---------             ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                     $64,812                $86,730               $183,551
                                                =========              =========             ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       7,388                 10,312                 15,711
  Unit Fair Values #                                $8.77                  $8.41                 $11.68
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                     --                     --
  Unit Fair Values #                                   --                     --                     --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

(33) Formerly Lord Abbett America's Value Fund. Change effective July 1, 2009.

(32) Formerly Lord Abbett Large-Cap Core Fund. Change effective July 1, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                             LORD ABBETT             LORD ABBETT           LORD ABBETT
                                              SMALL CAP              DEVELOPING           INTERNATIONAL
                                              BLEND FUND          GROWTH FUND, INC       CORE EQUITY FUND
                                             SUB-ACCOUNT             SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                    --                     --
   Class INV                                           --                    --                     --
   Other class                                    165,356                 3,903                 12,458
                                             ============             =========             ==========
  Cost:
   Class ADV                                           --                    --                     --
   Class INV                                           --                    --                     --
   Other class                                 $2,184,530               $56,406               $108,466
                                             ============             =========             ==========
  Market Value:
   Class ADV                                           --                    --                     --
   Class INV                                           --                    --                     --
   Other class                                 $2,214,111               $60,515               $144,383
 Due from Hartford Life Insurance
  Company                                           5,245                    --                     --
 Receivable from fund shares sold                      --                    22                     39
 Other assets                                          --                    --                     --
                                             ------------             ---------             ----------
 Total Assets                                   2,219,356                60,537                144,422
                                             ------------             ---------             ----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                              --                    22                     39
 Payable for fund shares purchased                  5,245                    --                     --
 Other liabilities                                     --                    --                     --
                                             ------------             ---------             ----------
 Total Liabilities                                  5,245                    22                     39
                                             ------------             ---------             ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $2,214,111               $60,515               $144,383
                                             ============             =========             ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     240,545                 6,510                 13,633
  Unit Fair Values #                                $9.21                 $9.30                 $10.59
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                    --                     --
  Unit Fair Values #                                   --                    --                     --

                                             LEGG MASON
                                              CAPITAL               MARSHALL            MASSACHUSETTS
                                             MANAGEMENT             MID-CAP            INVESTORS GROWTH
                                         VALUE TRUST, INC.         VALUE FUND             STOCK FUND
                                          SUB-ACCOUNT (34)        SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                    --                      --
   Class INV                                         --                    --                      --
   Other class                                    5,599                13,348                 151,860
                                             ==========            ==========            ============
  Cost:
   Class ADV                                         --                    --                      --
   Class INV                                         --                    --                      --
   Other class                                 $363,005              $145,431              $1,706,791
                                             ==========            ==========            ============
  Market Value:
   Class ADV                                         --                    --                      --
   Class INV                                         --                    --                      --
   Other class                                 $229,882              $140,290              $2,039,478
 Due from Hartford Life Insurance
  Company                                            --                   251                   4,927
 Receivable from fund shares sold                    63                    --                      --
 Other assets                                        --                    --                      --
                                             ----------            ----------            ------------
 Total Assets                                   229,945               140,541               2,044,405
                                             ----------            ----------            ------------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            63                    --                      --
 Payable for fund shares purchased                   --                   251                   4,927
 Other liabilities                                   --                    --                     129
                                             ----------            ----------            ------------
 Total Liabilities                                   63                   251                   5,056
                                             ----------            ----------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $229,882              $140,290              $2,039,349
                                             ==========            ==========            ============
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    23,322                17,834                 201,814
  Unit Fair Values #                              $9.86                 $7.87                  $10.11
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                    --                      --
  Unit Fair Values #                                 --                    --                      --

(34) Formerly Legg Mason Value Trust Fund. Change effective October 5, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                 MFS INTERNATIONAL
                                                MFS HIGH                NEW               MFS MID CAP
                                              INCOME FUND          DISCOVERY FUND         GROWTH FUND
                                              SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                    --                    --
   Class INV                                           --                    --                    --
   Other class                                    202,845                12,801                78,551
                                               ==========            ==========            ==========
  Cost:
   Class ADV                                           --                    --                    --
   Class INV                                           --                    --                    --
   Other class                                   $741,455              $303,910              $562,969
                                               ==========            ==========            ==========
  Market Value:
   Class ADV                                           --                    --                    --
   Class INV                                           --                    --                    --
   Other class                                   $655,189              $231,903              $558,495
 Due from Hartford Life Insurance
  Company                                              --                    --                    --
 Receivable from fund shares sold                      51                    44                    39
 Other assets                                           3                    --                    --
                                               ----------            ----------            ----------
 Total Assets                                     655,243               231,947               558,534
                                               ----------            ----------            ----------
LIABILITIES:
 Due to Hartford Life Insurance Company                51                    44                    39
 Payable for fund shares purchased                     --                    --                    --
 Other liabilities                                     --                    --                    --
                                               ----------            ----------            ----------
 Total Liabilities                                     51                    44                    39
                                               ----------            ----------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                    $655,192              $231,903              $558,495
                                               ==========            ==========            ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                      43,964                14,850                79,568
  Unit Fair Values #                               $14.90                $15.62                 $7.02
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                    --                    --
  Unit Fair Values #                                   --                    --                    --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                             MFS RESEARCH            MFS TOTAL                 MFS
                                          INTERNATIONAL FUND        RETURN FUND           UTILITIES FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                          --                     --                      --
   Class INV                                          --                     --                      --
   Other class                                    13,412                 26,434                 237,877
                                              ==========             ==========            ============
  Cost:
   Class ADV                                          --                     --                      --
   Class INV                                          --                     --                      --
   Other class                                  $161,345               $317,338              $3,491,941
                                              ==========             ==========            ============
  Market Value:
   Class ADV                                          --                     --                      --
   Class INV                                          --                     --                      --
   Other class                                  $184,820               $347,348              $3,553,314
 Due from Hartford Life Insurance
  Company                                             34                     --                     274
 Receivable from fund shares sold                     --                    164                      --
 Other assets                                         --                     --                      --
                                              ----------             ----------            ------------
 Total Assets                                    184,854                347,512               3,553,588
                                              ----------             ----------            ------------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                             --                    164                      --
 Payable for fund shares purchased                    34                     --                     274
 Other liabilities                                    --                     --                      --
                                              ----------             ----------            ------------
 Total Liabilities                                    34                    164                     274
                                              ----------             ----------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                   $184,820               $347,348              $3,553,314
                                              ==========             ==========            ============
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     24,401                 35,336                 244,375
  Unit Fair Values #                               $7.57                  $9.83                  $14.54
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                         --                     --                      --
  Unit Fair Values #                                  --                     --                      --

                                                                                       MFS MASSACHUSETTS
                                                 MFS               MFS RESEARCH            INVESTORS
                                              VALUE FUND             BOND FUND            TRUST FUND
                                           SUB-ACCOUNT (35)         SUB-ACCOUNT         SUB-ACCOUNT (4)
--------------------------------------  ------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                   --                   --
   Class INV                                           --                   --                   --
   Other class                                    104,992                3,725                   98
                                             ============            =========              =======
  Cost:
   Class ADV                                           --                   --                   --
   Class INV                                           --                   --                   --
   Other class                                 $2,286,034              $37,119               $1,688
                                             ============            =========              =======
  Market Value:
   Class ADV                                           --                   --                   --
   Class INV                                           --                   --                   --
   Other class                                 $2,179,211              $37,365               $1,688
 Due from Hartford Life Insurance
  Company                                              --                   --                   --
 Receivable from fund shares sold                      20                   14                    7
 Other assets                                          --                   --                   --
                                             ------------            ---------              -------
 Total Assets                                   2,179,231               37,379                1,695
                                             ------------            ---------              -------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                              20                   14                    7
 Payable for fund shares purchased                     --                   --                   --
 Other liabilities                                     --                   --                   --
                                             ------------            ---------              -------
 Total Liabilities                                     20                   14                    7
                                             ------------            ---------              -------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $2,179,211              $37,365               $1,688
                                             ============            =========              =======
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     194,579                3,158                  105
  Unit Fair Values #                               $11.20               $11.83               $16.14
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                   --                   --
  Unit Fair Values #                                   --                   --                   --

(4)  From inception March 5, 2009 to December 31, 2009.

(35) Effective July 24, 2009, MFS Strategic Value Fund merged with MFS Value
     Fund.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                               MFS CORE              MFS CORE            MFS GOVERNMENT
                                              GROWTH FUND          EQUITY FUND          SECURITIES FUND
                                            SUB-ACCOUNT (4)      SUB-ACCOUNT (36)         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                     --                      --
   Class INV                                         --                     --                      --
   Other class                                       32                 47,929                 117,357
                                                =======             ==========            ============
  Cost:
   Class ADV                                         --                     --                      --
   Class INV                                         --                     --                      --
   Other class                                     $499               $961,562              $1,177,870
                                                =======             ==========            ============
  Market Value:
   Class ADV                                         --                     --                      --
   Class INV                                         --                     --                      --
   Other class                                     $503               $730,433              $1,177,091
 Due from Hartford Life Insurance
  Company                                           404                     --                      --
 Receivable from fund shares sold                    --                      5                     527
 Other assets                                        --                     --                      --
                                                -------             ----------            ------------
 Total Assets                                       907                730,438               1,177,618
                                                -------             ----------            ------------
LIABILITIES:
 Due to Hartford Life Insurance Company              --                      5                     527
 Payable for fund shares purchased                  404                     --                      --
 Other liabilities                                   --                     --                       2
                                                -------             ----------            ------------
 Total Liabilities                                  404                      5                     529
                                                -------             ----------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                      $503               $730,433              $1,177,089
                                                =======             ==========            ============
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        34                 89,124                 108,194
  Unit Fair Values #                             $14.69                  $8.20                  $10.88
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                     --                      --
  Unit Fair Values #                                 --                     --                      --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

(4)  From inception March 5, 2009 to December 31, 2009.

(36) Effective July 24, 2009, MFS New Endeavor Fund merged with MFS Core Equity Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                          MFS INTERNATIONAL            MFS               MFS CORE
                                             VALUE FUND          TECHNOLOGY FUND       EQUITY SERIES
                                           SUB-ACCOUNT (4)       SUB-ACCOUNT (4)        SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                   --                    --
   Class INV                                         --                   --                    --
   Other class                                      889                  476                 1,320
                                              =========              =======             =========
  Cost:
   Class ADV                                         --                   --                    --
   Class INV                                         --                   --                    --
   Other class                                  $20,414               $5,680               $18,280
                                              =========              =======             =========
  Market Value:
   Class ADV                                         --                   --                    --
   Class INV                                         --                   --                    --
   Other class                                  $20,214               $5,795               $17,810
 Due from Hartford Life Insurance
  Company                                            --                   --                    --
 Receivable from fund shares sold                    19                   12                    --
 Other assets                                        --                   --                    --
                                              ---------              -------             ---------
 Total Assets                                    20,233                5,807                17,810
                                              ---------              -------             ---------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            19                   12                    --
 Payable for fund shares purchased                   --                   --                    --
 Other liabilities                                   --                   --                    --
                                              ---------              -------             ---------
 Total Liabilities                                   19                   12                    --
                                              ---------              -------             ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                   $20,214               $5,795               $17,810
                                              =========              =======             =========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     1,234                  317                 1,895
  Unit Fair Values #                             $16.39               $18.29                 $9.40
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                   --                    --
  Unit Fair Values #                                 --                   --                    --

                                                                MFS INVESTORS
                                             MFS HIGH              GROWTH            MFS UTILITIES
                                           INCOME SERIES        STOCK SERIES             SERIES
                                            SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                        --                   --                    --
   Class INV                                        --                   --                    --
   Other class                                   4,147                1,254                 6,150
                                             =========            =========            ==========
  Cost:
   Class ADV                                        --                   --                    --
   Class INV                                        --                   --                    --
   Other class                                 $29,741              $11,581              $164,211
                                             =========            =========            ==========
  Market Value:
   Class ADV                                        --                   --                    --
   Class INV                                        --                   --                    --
   Other class                                 $34,215              $12,323              $140,951
 Due from Hartford Life Insurance
  Company                                           29                   --                    --
 Receivable from fund shares sold                   --                   --                     3
 Other assets                                       --                   --                    --
                                             ---------            ---------            ----------
 Total Assets                                   34,244               12,323               140,954
                                             ---------            ---------            ----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                           --                   --                     3
 Payable for fund shares purchased                  29                   --                    --
 Other liabilities                                  --                   --                    --
                                             ---------            ---------            ----------
 Total Liabilities                                  29                   --                     3
                                             ---------            ---------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $34,215              $12,323              $140,951
                                             =========            =========            ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    3,173                1,224                11,975
  Unit Fair Values #                            $10.78               $10.07                $11.77
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       --                   --                    --
  Unit Fair Values #                                --                   --                    --

(4)  From inception March 5, 2009 to December 31, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                BLACKROCK              BLACKROCK             BLACKROCK
                                                  GLOBAL            GLOBAL FINANCIAL         LARGE CAP
                                             ALLOCATION FUND         SERVICES FUND           CORE FUND
                                               SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                             --                    --                    --
   Class INV                                             --                    --                    --
   Other class                                      201,221                12,990                27,794
                                               ============            ==========            ==========
  Cost:
   Class ADV                                             --                    --                    --
   Class INV                                             --                    --                    --
   Other class                                   $3,632,771              $141,600              $320,306
                                               ============            ==========            ==========
  Market Value:
   Class ADV                                             --                    --                    --
   Class INV                                             --                    --                    --
   Other class                                   $3,599,842               $95,864              $273,772
 Due from Hartford Life Insurance
  Company                                            16,995                    --                    --
 Receivable from fund shares sold                        --                    29                    20
 Other assets                                            --                    --                    --
                                               ------------            ----------            ----------
 Total Assets                                     3,616,837                95,893               273,792
                                               ------------            ----------            ----------
LIABILITIES:
 Due to Hartford Life Insurance Company                  --                    29                    20
 Payable for fund shares purchased                   16,995                    --                    --
 Other liabilities                                       --                    --                    --
                                               ------------            ----------            ----------
 Total Liabilities                                   16,995                    29                    20
                                               ------------            ----------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                    $3,599,842               $95,864              $273,772
                                               ============            ==========            ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       342,432                15,127                36,582
  Unit Fair Values #                                 $10.51                 $6.34                 $7.48
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                            --                    --                    --
  Unit Fair Values #                                     --                    --                    --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                               BLACKROCK              BLACKROCK              BLACKROCK
                                                 VALUE                SMALL CAP            MID CAP VALUE
                                          OPPORTUNITIES FUND         GROWTH FUND         OPPORTUNITIES FUND
                                              SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                          --                      --                     --
   Class INV                                          --                      --                     --
   Other class                                     1,332                  23,276                 24,439
                                               =========              ==========             ==========
  Cost:
   Class ADV                                          --                      --                     --
   Class INV                                          --                      --                     --
   Other class                                   $23,122                $252,057               $276,602
                                               =========              ==========             ==========
  Market Value:
   Class ADV                                          --                      --                     --
   Class INV                                          --                      --                     --
   Other class                                   $19,840                $259,757               $323,566
 Due from Hartford Life Insurance
  Company                                             --                   1,030                    664
 Receivable from fund shares sold                      5                      --                     --
 Other assets                                         --                      --                     --
                                               ---------              ----------             ----------
 Total Assets                                     19,845                 260,787                324,230
                                               ---------              ----------             ----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                              5                      --                     --
 Payable for fund shares purchased                    --                   1,030                    664
 Other liabilities                                    --                      --                     --
                                               ---------              ----------             ----------
 Total Liabilities                                     5                   1,030                    664
                                               ---------              ----------             ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                    $19,840                $259,757               $323,566
                                               =========              ==========             ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                      2,509                  28,990                 36,540
  Unit Fair Values #                               $7.91                   $8.96                  $8.86
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                         --                      --                     --
  Unit Fair Values #                                  --                      --                     --

                                               MUNDER            NEUBERGER BERMAN            OAKMARK
                                            MIDCAP CORE              SOCIALLY             INTERNATIONAL
                                            GROWTH FUND          RESPONSIVE FUND          SMALL CAP FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                     --                       --
   Class INV                                         --                     --                       --
   Other class                                   22,541                  6,857                  163,445
                                             ==========             ==========             ============
  Cost:
   Class ADV                                         --                     --                       --
   Class INV                                         --                     --                       --
   Other class                                 $541,998               $106,268               $2,573,946
                                             ==========             ==========             ============
  Market Value:
   Class ADV                                         --                     --                       --
   Class INV                                         --                     --                       --
   Other class                                 $502,213                $97,774               $1,943,358
 Due from Hartford Life Insurance
  Company                                           185                     --                    8,145
 Receivable from fund shares sold                    --                     10                       --
 Other assets                                        --                     --                       --
                                             ----------             ----------             ------------
 Total Assets                                   502,398                 97,784                1,951,503
                                             ----------             ----------             ------------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            --                     10                       --
 Payable for fund shares purchased                  185                     --                    8,145
 Other liabilities                                   --                     --                       --
                                             ----------             ----------             ------------
 Total Liabilities                                  185                     10                    8,145
                                             ----------             ----------             ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $502,213                $97,774               $1,943,358
                                             ==========             ==========             ============
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    48,483                  9,467                   78,988
  Unit Fair Values #                             $10.36                 $10.33                   $24.60
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                     --                       --
  Unit Fair Values #                                 --                     --                       --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                               OPPENHEIMER                                    OPPENHEIMER
                                                 CAPITAL               OPPENHEIMER           INTERNATIONAL
                                            APPRECIATION FUND          GLOBAL FUND            GROWTH FUND
                                               SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                             --                      --                    --
   Class INV                                             --                      --                    --
   Other class                                       40,468                  55,214                 7,664
                                               ============            ============            ==========
  Cost:
   Class ADV                                             --                      --                    --
   Class INV                                             --                      --                    --
   Other class                                   $1,654,525              $3,280,616              $178,041
                                               ============            ============            ==========
  Market Value:
   Class ADV                                             --                      --                    --
   Class INV                                             --                      --                    --
   Other class                                   $1,615,873              $2,926,866              $188,462
 Due from Hartford Life Insurance
  Company                                                12                      --                   282
 Receivable from fund shares sold                        --                     179                    --
 Other assets                                            --                      --                    --
                                               ------------            ------------            ----------
 Total Assets                                     1,615,885               2,927,045               188,744
                                               ------------            ------------            ----------
LIABILITIES:
 Due to Hartford Life Insurance Company                  --                     179                    --
 Payable for fund shares purchased                       12                      --                   282
 Other liabilities                                       --                       1                    --
                                               ------------            ------------            ----------
 Total Liabilities                                       12                     180                   282
                                               ------------            ------------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                    $1,615,873              $2,926,865              $188,462
                                               ============            ============            ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       158,279                 183,644                16,744
  Unit Fair Values #                                 $10.21                  $15.94                $11.26
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                            --                      --                    --
  Unit Fair Values #                                     --                      --                    --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                   OPPENHEIMER          OPPENHEIMER
                                             OPPENHEIMER            STRATEGIC           MAIN STREET
                                          MAIN STREET FUND         INCOME FUND         SMALL CAP FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                    --                    --
   Class INV                                         --                    --                    --
   Other class                                    2,117                18,270                52,643
                                              =========             =========            ==========
  Cost:
   Class ADV                                         --                    --                    --
   Class INV                                         --                    --                    --
   Other class                                  $51,403               $66,306              $914,172
                                              =========             =========            ==========
  Market Value:
   Class ADV                                         --                    --                    --
   Class INV                                         --                    --                    --
   Other class                                  $59,563               $72,165              $873,351
 Due from Hartford Life Insurance
  Company                                            --                    65                   208
 Receivable from fund shares sold                    35                    56                    --
 Other assets                                        --                    --                    --
                                              ---------             ---------            ----------
 Total Assets                                    59,598                72,286               873,559
                                              ---------             ---------            ----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            35                    56                    --
 Payable for fund shares purchased                   --                    --                   208
 Other liabilities                                   --                    --                    --
                                              ---------             ---------            ----------
 Total Liabilities                                   35                    56                   208
                                              ---------             ---------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                   $59,563               $72,230              $873,351
                                              =========             =========            ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     8,069                 6,360               104,923
  Unit Fair Values #                              $7.38                $11.36                 $8.32
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                    --                    --
  Unit Fair Values #                                 --                    --                    --

                                             OPPENHEIMER                                 OPPENHEIMER
                                              DEVELOPING            OPPENHEIMER            CAPITAL
                                             MARKETS FUND           EQUITY FUND          INCOME FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT (37)
--------------------------------------  -----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                   --                  --
   Class INV                                           --                   --                  --
   Other class                                     57,507                8,387                  12
                                             ============            =========              ======
  Cost:
   Class ADV                                           --                   --                  --
   Class INV                                           --                   --                  --
   Other class                                 $1,780,199              $70,775                 $86
                                             ============            =========              ======
  Market Value:
   Class ADV                                           --                   --                  --
   Class INV                                           --                   --                  --
   Other class                                 $1,653,903              $66,507                 $99
 Due from Hartford Life Insurance
  Company                                              --                   --                  --
 Receivable from fund shares sold                     102                   13                  --
 Other assets                                          --                   --                  --
                                             ------------            ---------              ------
 Total Assets                                   1,654,005               66,520                  99
                                             ------------            ---------              ------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                             102                   13                  --
 Payable for fund shares purchased                     --                   --                  --
 Other liabilities                                     --                   --                  --
                                             ------------            ---------              ------
 Total Liabilities                                    102                   13                  --
                                             ------------            ---------              ------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $1,653,903              $66,507                 $99
                                             ============            =========              ======
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                      34,496                6,896                  12
  Unit Fair Values #                               $47.94                $9.65               $8.02
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                   --                  --
  Unit Fair Values #                                   --                   --                  --

(37) Funded as of February 9, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                               OPPENHEIMER             OPPENHEIMER           OPPENHEIMER
                                              INTERNATIONAL         SMALL- & MID- CAP        MAIN STREET
                                                BOND FUND              VALUE FUND          OPPORTUNITY FUND
                                               SUB-ACCOUNT             SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                             --                    --                     --
   Class INV                                             --                    --                     --
   Other class                                      460,627                23,340                 36,725
                                               ============            ==========             ==========
  Cost:
   Class ADV                                             --                    --                     --
   Class INV                                             --                    --                     --
   Other class                                   $2,809,111              $775,561               $410,809
                                               ============            ==========             ==========
  Market Value:
   Class ADV                                             --                    --                     --
   Class INV                                             --                    --                     --
   Other class                                   $2,948,013              $620,376               $401,404
 Due from Hartford Life Insurance
  Company                                            18,825                    --                     --
 Receivable from fund shares sold                        --                    95                     35
 Other assets                                            16                    --                     --
                                               ------------            ----------             ----------
 Total Assets                                     2,966,854               620,471                401,439
                                               ------------            ----------             ----------
LIABILITIES:
 Due to Hartford Life Insurance Company                  --                    95                     35
 Payable for fund shares purchased                   18,825                    --                     --
 Other liabilities                                       --                    --                     --
                                               ------------            ----------             ----------
 Total Liabilities                                   18,825                    95                     35
                                               ------------            ----------             ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                    $2,948,029              $620,376               $401,404
                                               ============            ==========             ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       229,518                77,204                 48,302
  Unit Fair Values #                                 $12.85                 $8.04                  $8.31
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                            --                    --                     --
  Unit Fair Values #                                     --                    --                     --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                            OPPENHEIMER           OPPENHEIMER            PUTNAM
                                           GOLD & SPECIAL            REAL                GLOBAL
                                            METALS FUND           ESTATE FUND          EQUITY FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                   --                   --
   Class INV                                         --                   --                   --
   Other class                                   21,080                4,350                2,410
                                             ==========            =========            =========
  Cost:
   Class ADV                                         --                   --                   --
   Class INV                                         --                   --                   --
   Other class                                 $554,666              $46,763              $28,990
                                             ==========            =========            =========
  Market Value:
   Class ADV                                         --                   --                   --
   Class INV                                         --                   --                   --
   Other class                                 $757,416              $64,856              $24,242
 Due from Hartford Life Insurance
  Company                                           694                   --                   --
 Receivable from fund shares sold                    --                   37                   --
 Other assets                                        --                   --                   --
                                             ----------            ---------            ---------
 Total Assets                                   758,110               64,893               24,242
                                             ----------            ---------            ---------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            --                   37                   --
 Payable for fund shares purchased                  694                   --                   --
 Other liabilities                                   --                   --                   --
                                             ----------            ---------            ---------
 Total Liabilities                                  694                   37                   --
                                             ----------            ---------            ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $757,416              $64,856              $24,242
                                             ==========            =========            =========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    44,783               10,105                2,888
  Unit Fair Values #                             $16.91                $6.42                $8.39
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                   --                   --
  Unit Fair Values #                                 --                   --                   --

                                                PUTNAM                  PUTNAM                 PUTNAM
                                                 HIGH             INTERNATIONAL NEW          SMALL CAP
                                              YIELD FUND          OPPORTUNITIES FUND         VALUE FUND
                                             SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                     --                     --
   Class INV                                           --                     --                     --
   Other class                                    293,454                 14,213                 25,263
                                             ============             ==========             ==========
  Cost:
   Class ADV                                           --                     --                     --
   Class INV                                           --                     --                     --
   Other class                                 $1,824,867               $240,523               $253,104
                                             ============             ==========             ==========
  Market Value:
   Class ADV                                           --                     --                     --
   Class INV                                           --                     --                     --
   Other class                                 $1,936,798               $224,559               $277,138
 Due from Hartford Life Insurance
  Company                                              --                     50                     --
 Receivable from fund shares sold                       7                     --                  1,917
 Other assets                                          --                     --                     --
                                             ------------             ----------             ----------
 Total Assets                                   1,936,805                224,609                279,055
                                             ------------             ----------             ----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                               7                     --                  1,917
 Payable for fund shares purchased                     --                     50                     --
 Other liabilities                                     --                     --                     --
                                             ------------             ----------             ----------
 Total Liabilities                                      7                     50                  1,917
                                             ------------             ----------             ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $1,936,798               $224,559               $277,138
                                             ============             ==========             ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     166,687                 22,792                 22,620
  Unit Fair Values #                               $11.62                  $9.71                  $7.40
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                    330                 14,852
  Unit Fair Values #                                   --                  $9.70                  $7.40

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                      PIONEER             PIONEER OAK
                                               PUTNAM VT              EMERGING          RIDGE SMALL CAP
                                               VISTA FUND           MARKETS FUND          GROWTH FUND
                                              SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT (4)
---------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                    --                  --
   Class INV                                           --                    --                  --
   Other class                                     30,221                21,245                 140
                                               ==========            ==========             =======
  Cost:
   Class ADV                                           --                    --                  --
   Class INV                                           --                    --                  --
   Other class                                   $430,603              $431,109              $3,084
                                               ==========            ==========             =======
  Market Value:
   Class ADV                                           --                    --                  --
   Class INV                                           --                    --                  --
   Other class                                   $348,443              $564,043              $3,147
 Due from Hartford Life Insurance
  Company                                              13                   134                  26
 Receivable from fund shares sold                      --                    --                  --
 Other assets                                          --                    --                  --
                                               ----------            ----------             -------
 Total Assets                                     348,456               564,177               3,173
                                               ----------            ----------             -------
LIABILITIES:
 Due to Hartford Life Insurance Company                --                    --                  --
 Payable for fund shares purchased                     13                   134                  26
 Other liabilities                                     --                    --                  --
                                               ----------            ----------             -------
 Total Liabilities                                     13                   134                  26
                                               ----------            ----------             -------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                    $348,443              $564,043              $3,147
                                               ==========            ==========             =======
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                      42,649                64,653                 194
  Unit Fair Values #                                $8.12                 $8.72              $16.20
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                         265                    --                  --
  Unit Fair Values #                                $8.10                    --                  --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

(4)  From inception March 5, 2009 to December 31, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                            ALLIANZ NFJ           ALLIANZ NFJ
                                             SMALL CAP              DIVIDEND            ALLIANZ CCM
                                             VALUE FUND            VALUE FUND          MID CAP FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                    --                   --
   Class INV                                         --                    --                   --
   Other class                                   27,366                39,781                1,688
                                             ==========            ==========            =========
  Cost:
   Class ADV                                         --                    --                   --
   Class INV                                         --                    --                   --
   Other class                                 $509,077              $346,130              $30,788
                                             ==========            ==========            =========
  Market Value:
   Class ADV                                         --                    --                   --
   Class INV                                         --                    --                   --
   Other class                                 $634,618              $412,530              $31,692
 Due from Hartford Life Insurance
  Company                                            --                   395                   --
 Receivable from fund shares sold                     7                    --                   10
 Other assets                                        --                    --                   --
                                             ----------            ----------            ---------
 Total Assets                                   634,625               412,925               31,702
                                             ----------            ----------            ---------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                             7                    --                   10
 Payable for fund shares purchased                   --                   395                   --
 Other liabilities                                   --                    --                   --
                                             ----------            ----------            ---------
 Total Liabilities                                    7                   395                   10
                                             ----------            ----------            ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $634,618              $412,530              $31,692
                                             ==========            ==========            =========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    71,580                55,851                3,857
  Unit Fair Values #                              $8.87                 $7.39                $8.22
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                    --                   --
  Unit Fair Values #                                 --                    --                   --

                                                                       PIMCO
                                                                      EMERGING                PIMCO
                                                PIMCO                 MARKETS                  REAL
                                             TOTAL RETURN            BOND FUND             RETURN FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                    --                      --
   Class INV                                           --                    --                      --
   Other class                                    618,709                74,866                 519,618
                                             ============            ==========            ============
  Cost:
   Class ADV                                           --                    --                      --
   Class INV                                           --                    --                      --
   Other class                                 $6,526,279              $726,589              $5,451,976
                                             ============            ==========            ============
  Market Value:
   Class ADV                                           --                    --                      --
   Class INV                                           --                    --                      --
   Other class                                 $6,682,062              $772,619              $5,606,671
 Due from Hartford Life Insurance
  Company                                           7,501                   544                  37,882
 Receivable from fund shares sold                      --                    --                      --
 Other assets                                         173                     1                      --
                                             ------------            ----------            ------------
 Total Assets                                   6,689,736               773,164               5,644,553
                                             ------------            ----------            ------------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                              --                    --                      --
 Payable for fund shares purchased                  7,501                   544                  37,882
 Other liabilities                                     --                    --                      70
                                             ------------            ----------            ------------
 Total Liabilities                                  7,501                   544                  37,952
                                             ------------            ----------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $6,682,235              $772,620              $5,606,601
                                             ============            ==========            ============
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     527,034                65,811                 451,099
  Unit Fair Values #                               $12.68                $11.74                  $12.43
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                    --                      --
  Unit Fair Values #                                   --                    --                      --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                      PIONEER                 PIONEER
                                                PIONEER                 HIGH                 STRATEGIC
                                                 FUND                YIELD FUND             INCOME FUND
                                           SUB-ACCOUNT (38)         SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                       --                      --
   Class INV                                         --                       --                      --
   Other class                                      251                  179,751                  98,901
                                                =======             ============            ============
  Cost:
   Class ADV                                         --                       --                      --
   Class INV                                         --                       --                      --
   Other class                                   $8,848               $1,429,509                $979,176
                                                =======             ============            ============
  Market Value:
   Class ADV                                         --                       --                      --
   Class INV                                         --                       --                      --
   Other class                                   $8,983               $1,639,331              $1,024,616
 Due from Hartford Life Insurance
  Company                                           471                    3,823                      --
 Receivable from fund shares sold                    --                       --                      64
 Other assets                                        --                       --                      10
                                                -------             ------------            ------------
 Total Assets                                     9,454                1,643,154               1,024,690
                                                -------             ------------            ------------
LIABILITIES:
 Due to Hartford Life Insurance Company              --                       --                      64
 Payable for fund shares purchased                  471                    3,823                      --
 Other liabilities                                   --                       28                      --
                                                -------             ------------            ------------
 Total Liabilities                                  471                    3,851                      64
                                                -------             ------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                    $8,983               $1,639,303              $1,024,626
                                                =======             ============            ============
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       959                  152,310                  84,446
  Unit Fair Values #                              $9.36                   $10.76                  $12.13
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                       --                      --
  Unit Fair Values #                                 --                       --                      --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

(38) Funded as of September 14, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                               PIONEER                  PIONEER                 PUTNAM
                                               MID CAP                   GROWTH                 EQUITY
                                              VALUE FUND           OPPORTUNITIES FUND         INCOME FUND
                                             SUB-ACCOUNT          SUB-ACCOUNT (39)(40)        SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                      --                     --
   Class INV                                           --                      --                     --
   Other class                                     67,961                   9,295                  3,035
                                             ============              ==========              =========
  Cost:
   Class ADV                                           --                      --                     --
   Class INV                                           --                      --                     --
   Other class                                 $1,069,001                $196,807                $34,387
                                             ============              ==========              =========
  Market Value:
   Class ADV                                           --                      --                     --
   Class INV                                           --                      --                     --
   Other class                                 $1,225,342                $212,019                $41,272
 Due from Hartford Life Insurance
  Company                                           2,331                      --                     --
 Receivable from fund shares sold                      --                      70                     19
 Other assets                                          --                      --                     --
                                             ------------              ----------              ---------
 Total Assets                                   1,227,673                 212,089                 41,291
                                             ------------              ----------              ---------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                              --                      70                     19
 Payable for fund shares purchased                  2,331                      --                     --
 Other liabilities                                     --                      --                     --
                                             ------------              ----------              ---------
 Total Liabilities                                  2,331                      70                     19
                                             ------------              ----------              ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $1,225,342                $212,019                $41,272
                                             ============              ==========              =========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     152,250                  19,582                  4,951
  Unit Fair Values #                                $8.05                  $10.83                  $8.34
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                      --                     --
  Unit Fair Values #                                   --                      --                     --

                                              PUTNAM                 PUTNAM
                                            HIGH YIELD           INTERNATIONAL             PUTNAM
                                          ADVANTAGE FUND          EQUITY FUND          INVESTORS FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                        --                      --                 --
   Class INV                                        --                      --                 --
   Other class                                  13,896                  97,110                 42
                                             =========            ============             ======
  Cost:
   Class ADV                                        --                      --                 --
   Class INV                                        --                      --                 --
   Other class                                 $75,718              $2,410,225               $450
                                             =========            ============             ======
  Market Value:
   Class ADV                                        --                      --                 --
   Class INV                                        --                      --                 --
   Other class                                 $78,926              $1,804,300               $472
 Due from Hartford Life Insurance
  Company                                           --                   7,329                 --
 Receivable from fund shares sold                   61                      --                 --
 Other assets                                       --                      --                 --
                                             ---------            ------------             ------
 Total Assets                                   78,987               1,811,629                472
                                             ---------            ------------             ------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                           61                      --                 --
 Payable for fund shares purchased                  --                   7,329                 --
 Other liabilities                                  --                      --                 --
                                             ---------            ------------             ------
 Total Liabilities                                  61                   7,329                 --
                                             ---------            ------------             ------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $78,926              $1,804,300               $472
                                             =========            ============             ======
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    6,977                 133,971                 67
  Unit Fair Values #                            $11.31                  $13.47              $7.07
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       --                      --                 --
  Unit Fair Values #                                --                      --                 --

(39) From inception August 13, 2009 to December 31, 2009.

(40) Effective August 28, 2009, Pioneer Small Cap Value Fund merged with Pioneer Growth Opportunities Fund.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                     PUTNAM
                                                                  INTERNATIONAL             PUTNAM
                                               PUTNAM                CAPITAL               SMALL CAP
                                             VISTA FUND        OPPORTUNITIES FUND         GROWTH FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                        --                     --                     --
   Class INV                                        --                     --                     --
   Other class                                     288                  3,282                  4,129
                                               =======              =========              =========
  Cost:
   Class ADV                                        --                     --                     --
   Class INV                                        --                     --                     --
   Other class                                  $2,449                $91,937                $54,037
                                               =======              =========              =========
  Market Value:
   Class ADV                                        --                     --                     --
   Class INV                                        --                     --                     --
   Other class                                  $2,528                $99,472                $58,305
 Due from Hartford Life Insurance
  Company                                           --                     --                     --
 Receivable from fund shares sold                    2                     27                     24
 Other assets                                       --                     --                     --
                                               -------              ---------              ---------
 Total Assets                                    2,530                 99,499                 58,329
                                               -------              ---------              ---------
LIABILITIES:
 Due to Hartford Life Insurance Company              2                     27                     24
 Payable for fund shares purchased                  --                     --                     --
 Other liabilities                                  --                     --                     --
                                               -------              ---------              ---------
 Total Liabilities                                   2                     27                     24
                                               -------              ---------              ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                   $2,528                $99,472                $58,305
                                               =======              =========              =========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                      315                 13,138                  7,617
  Unit Fair Values #                             $8.03                  $7.57                  $7.66
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       --                     --                     --
  Unit Fair Values #                                --                     --                     --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                               ROYCE                ROYCE
                                               TOTAL                VALUE                 ROYCE
                                            RETURN FUND           PLUS FUND            VALUE FUND
                                          SUB-ACCOUNT (4)        SUB-ACCOUNT         SUB-ACCOUNT (4)
------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                       --                     --                   --
   Class INV                                       --                     --                   --
   Other class                                  1,092                 50,281                1,909
                                              =======             ==========            =========
  Cost:
   Class ADV                                       --                     --                   --
   Class INV                                       --                     --                   --
   Other class                                 $8,974               $648,686              $15,662
                                              =======             ==========            =========
  Market Value:
   Class ADV                                       --                     --                   --
   Class INV                                       --                     --                   --
   Other class                                 $9,254               $565,160              $16,151
 Due from Hartford Life Insurance
  Company                                          --                    259                   --
 Receivable from fund shares sold                  13                     --                    5
 Other assets                                      --                     --                   --
                                              -------             ----------            ---------
 Total Assets                                   9,267                565,419               16,156
                                              -------             ----------            ---------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                          13                     --                    5
 Payable for fund shares purchased                 --                    259                   --
 Other liabilities                                 --                     --                   --
                                              -------             ----------            ---------
 Total Liabilities                                 13                    259                    5
                                              -------             ----------            ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $9,254               $565,160              $16,151
                                              =======             ==========            =========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     549                 50,724                  920
  Unit Fair Values #                           $16.85                 $11.14               $17.55
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                      --                     --                   --
  Unit Fair Values #                               --                     --                   --

                                            RIVERSOURCE                                RIVERSOUCE
                                            DIVERSIFIED          RIVERSOURCE            PARTNERS
                                              EQUITY               MID CAP              SMALL CAP
                                            INCOME FUND           VALUE FUND           VALUE FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT (41)
--------------------------------------  --------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                        --                    --                  --
   Class INV                                        --                    --                  --
   Other class                                   6,287                23,624                 905
                                             =========            ==========             =======
  Cost:
   Class ADV                                        --                    --                  --
   Class INV                                        --                    --                  --
   Other class                                 $46,953              $119,933              $3,439
                                             =========            ==========             =======
  Market Value:
   Class ADV                                        --                    --                  --
   Class INV                                        --                    --                  --
   Other class                                 $55,262              $151,903              $4,197
 Due from Hartford Life Insurance
  Company                                           80                   345                  --
 Receivable from fund shares sold                   --                    --                   5
 Other assets                                       --                    --                  --
                                             ---------            ----------             -------
 Total Assets                                   55,342               152,248               4,202
                                             ---------            ----------             -------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                           --                    --                   5
 Payable for fund shares purchased                  80                   345                  --
 Other liabilities                                  --                    --                  --
                                             ---------            ----------             -------
 Total Liabilities                                  80                   345                   5
                                             ---------            ----------             -------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $55,262              $151,903              $4,197
                                             =========            ==========             =======
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    7,578                20,536                 515
  Unit Fair Values #                             $7.29                 $7.40               $8.15
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       --                    --                  --
  Unit Fair Values #                                --                    --                  --

(4)  From inception March 5, 2009 to December 31, 2009.

(41) Funded as of June 8, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                              RIDGEWORTH           RIDGEWORTH            LEGG MASON
                                               SMALL CAP             MID-CAP             CLEARBRIDGE
                                                 VALUE                VALUE               SMALL CAP
                                              EQUITY FUND          EQUITY FUND           GROWTH FUND
                                            SUB-ACCOUNT (4)      SUB-ACCOUNT (4)      SUB-ACCOUNT (42)
---------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                   --                     --
   Class INV                                         --                   --                     --
   Other class                                      299                  684                  1,683
                                                =======              =======              =========
  Cost:
   Class ADV                                         --                   --                     --
   Class INV                                         --                   --                     --
   Other class                                   $3,070               $6,644                $24,612
                                                =======              =======              =========
  Market Value:
   Class ADV                                         --                   --                     --
   Class INV                                         --                   --                     --
   Other class                                   $3,180               $6,776                $23,078
 Due from Hartford Life Insurance
  Company                                            --                   --                     --
 Receivable from fund shares sold                    13                   16                     14
 Other assets                                        --                   --                     --
                                                -------              -------              ---------
 Total Assets                                     3,193                6,792                 23,092
                                                -------              -------              ---------
LIABILITIES:
 Due to Hartford Life Insurance Company              13                   16                     14
 Payable for fund shares purchased                   --                   --                     --
 Other liabilities                                   --                   --                     --
                                                -------              -------              ---------
 Total Liabilities                                   13                   16                     14
                                                -------              -------              ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                    $3,180               $6,776                $23,078
                                                =======              =======              =========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       183                  366                  2,300
  Unit Fair Values #                             $17.36               $18.50                 $10.03
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                   --                     --
  Unit Fair Values #                                 --                   --                     --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

(4)  From inception March 5, 2009 to December 31, 2009.

(42) Formerly Legg Mason Partners Small Cap Growth Fund. Change effective October 5, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                     DWS                   DWS
                                             DWS RREEF              DREMAN              EMERGING
                                            REAL ESTATE          HIGH RETURN          MARKETS FIXED
                                          SECURITIES FUND        EQUITY FUND           INCOME FUND
                                         SUB-ACCOUNT (43)        SUB-ACCOUNT         SUB-ACCOUNT (4)
------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                       --                     --                  --
   Class INV                                       --                     --                  --
   Other class                                    233                 11,584                 528
                                              =======             ==========             =======
  Cost:
   Class ADV                                       --                     --                  --
   Class INV                                       --                     --                  --
   Other class                                 $2,439               $406,320              $5,433
                                              =======             ==========             =======
  Market Value:
   Class ADV                                       --                     --                  --
   Class INV                                       --                     --                  --
   Other class                                 $3,250               $340,461              $5,376
 Due from Hartford Life Insurance
  Company                                          --                     --                  --
 Receivable from fund shares sold                  --                     55                   4
 Other assets                                      --                     --                  --
                                              -------             ----------             -------
 Total Assets                                   3,250                340,516               5,380
                                              -------             ----------             -------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                          --                     55                   4
 Payable for fund shares purchased                 --                     --                  --
 Other liabilities                                 --                     --                  --
                                              -------             ----------             -------
 Total Liabilities                                 --                     55                   4
                                              -------             ----------             -------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $3,250               $340,461              $5,376
                                              =======             ==========             =======
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     399                 46,223                 400
  Unit Fair Values #                            $8.14                  $7.37              $13.45
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                      --                     --                  --
  Unit Fair Values #                               --                     --                  --

                                                                      DWS
                                                SSGA               GROWTH &                DWS
                                              S&P 500             INCOME VIP              GLOBAL
                                             INDEX FUND            PORTFOLIO          THEMATIC FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                   --                    --
   Class INV                                         --                   --                    --
   Other class                                   37,689                5,193                 8,526
                                             ==========            =========            ==========
  Cost:
   Class ADV                                         --                   --                    --
   Class INV                                         --                   --                    --
   Other class                                 $733,116              $38,045              $227,437
                                             ==========            =========            ==========
  Market Value:
   Class ADV                                         --                   --                    --
   Class INV                                         --                   --                    --
   Other class                                 $690,838              $34,845              $180,923
 Due from Hartford Life Insurance
  Company                                            41                   --                    --
 Receivable from fund shares sold                    --                    1                    86
 Other assets                                        --                   --                    --
                                             ----------            ---------            ----------
 Total Assets                                   690,879               34,846               181,009
                                             ----------            ---------            ----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            --                    1                    86
 Payable for fund shares purchased                   41                   --                    --
 Other liabilities                                   --                   --                    --
                                             ----------            ---------            ----------
 Total Liabilities                                   41                    1                    86
                                             ----------            ---------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $690,838              $34,845              $180,923
                                             ==========            =========            ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    70,016                3,990                22,123
  Unit Fair Values #                              $9.87                $8.73                 $8.18
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                   --                    --
  Unit Fair Values #                                 --                   --                    --

(4)  From inception March 5, 2009 to December 31, 2009.

(43) Funded as of January 30, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                     LEGG MASON
                                               LEGG MASON             PARTNERS               LEGG MASON
                                              CLEARBRIDGE           CLEARBRIDGE              CLEARBRIDGE
                                               AGGRESSIVE           FUNDAMENTAL                MID CAP
                                              GROWTH FUND            VALUE FUND               CORE FUND
                                            SUB-ACCOUNT (44)      SUB-ACCOUNT (44)      SUB-ACCOUNT (46)(47)
---------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                  --                        --
   Class INV                                           --                  --                        --
   Other class                                      1,103                  60                     1,536
                                               ==========              ======                 =========
  Cost:
   Class ADV                                           --                  --                        --
   Class INV                                           --                  --                        --
   Other class                                   $118,672                $662                   $25,857
                                               ==========              ======                 =========
  Market Value:
   Class ADV                                           --                  --                        --
   Class INV                                           --                  --                        --
   Other class                                    $98,740                $714                   $26,808
 Due from Hartford Life Insurance
  Company                                              --                  --                        21
 Receivable from fund shares sold                      17                   1                        --
 Other assets                                          --                  --                        --
                                               ----------              ------                 ---------
 Total Assets                                      98,757                 715                    26,829
                                               ----------              ------                 ---------
LIABILITIES:
 Due to Hartford Life Insurance Company                17                   1                        --
 Payable for fund shares purchased                     --                  --                        21
 Other liabilities                                     --                  --                        --
                                               ----------              ------                 ---------
 Total Liabilities                                     17                   1                        21
                                               ----------              ------                 ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                     $98,740                $714                   $26,808
                                               ==========              ======                 =========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                      13,252                  78                     1,631
  Unit Fair Values #                                $7.45               $9.17                    $16.43
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                  --                        --
  Unit Fair Values #                                   --                  --                        --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

(44) Formerly Legg Mason Partners Aggressive Growth Fund. Change effective October 5, 2009.

(46) From inception May 5, 2009 to December 31, 2009.

(47) Formerly Legg Mason Partners Mid Cap Core Fund. Change effective October 5, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                             LEGG MASON
                                             CLEARBRIDGE            BLACKROCK              THORNBURG
                                              SMALL CAP           SMALL/MID-CAP          INTERNATIONAL
                                            GROWTH I FUND          GROWTH FUND             VALUE FUND
                                          SUB-ACCOUNT (48)         SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                     --                      --
   Class INV                                         --                     --                      --
   Other class                                    5,822                 15,286                  91,184
                                              =========             ==========            ============
  Cost:
   Class ADV                                         --                     --                      --
   Class INV                                         --                     --                      --
   Other class                                  $62,728               $160,611              $2,102,209
                                              =========             ==========            ============
  Market Value:
   Class ADV                                         --                     --                      --
   Class INV                                         --                     --                      --
   Other class                                  $80,105               $159,433              $2,265,560
 Due from Hartford Life Insurance
  Company                                         1,299                     --                      --
 Receivable from fund shares sold                    --                     52                     314
 Other assets                                        --                     --                      --
                                              ---------             ----------            ------------
 Total Assets                                    81,404                159,485               2,265,874
                                              ---------             ----------            ------------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            --                     52                     314
 Payable for fund shares purchased                1,299                     --                      --
 Other liabilities                                   --                     --                      --
                                              ---------             ----------            ------------
 Total Liabilities                                1,299                     52                     314
                                              ---------             ----------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                   $80,105               $159,433              $2,265,560
                                              =========             ==========            ============
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     9,488                 17,868                 230,711
  Unit Fair Values #                              $8.44                  $8.92                   $9.82
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                     --                      --
  Unit Fair Values #                                 --                     --                      --


                                                                   THORNBURG           T. ROWE PRICE
                                             THORNBURG                CORE                 GROWTH
                                             VALUE FUND           GROWTH FUND            STOCK FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                    --                    --
   Class INV                                         --                    --                    --
   Other class                                   17,859                56,565                 6,384
                                             ==========            ==========            ==========
  Cost:
   Class ADV                                         --                    --                    --
   Class INV                                         --                    --                    --
   Other class                                 $571,143              $903,444              $152,223
                                             ==========            ==========            ==========
  Market Value:
   Class ADV                                         --                    --                    --
   Class INV                                         --                    --                    --
   Other class                                 $551,456              $802,669              $173,078
 Due from Hartford Life Insurance
  Company                                            --                   188                    --
 Receivable from fund shares sold                    25                    --                   148
 Other assets                                        --                    --                    --
                                             ----------            ----------            ----------
 Total Assets                                   551,481               802,857               173,226
                                             ----------            ----------            ----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            25                    --                   148
 Payable for fund shares purchased                   --                   188                    --
 Other liabilities                                   --                    --                    --
                                             ----------            ----------            ----------
 Total Liabilities                                   25                   188                   148
                                             ----------            ----------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $551,456              $802,669              $173,078
                                             ==========            ==========            ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    55,085                99,359                21,148
  Unit Fair Values #                             $10.01                 $8.08                 $8.18
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                    --                    --
  Unit Fair Values #                                 --                    --                    --

(48) Formerly Legg Mason Partners Small Cap Growth I Fund. Change effective October 5, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                   T. ROWE PRICE          T. ROWE PRICE
                                             T. ROWE PRICE           RETIREMENT             RETIREMENT
                                             EQUITY-INCOME           2010 FUND              2020 FUND
                                            SUB-ACCOUNT (49)        SUB-ACCOUNT            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                    --                      --
   Class INV                                           --                    --                      --
   Other class                                     13,468                60,587                 175,024
                                               ==========            ==========            ============
  Cost:
   Class ADV                                           --                    --                      --
   Class INV                                           --                    --                      --
   Other class                                   $238,554              $708,748              $2,120,345
                                               ==========            ==========            ============
  Market Value:
   Class ADV                                           --                    --                      --
   Class INV                                           --                    --                      --
   Other class                                   $281,750              $838,522              $2,527,341
 Due from Hartford Life Insurance
  Company                                              --                    --                   4,623
 Receivable from fund shares sold                      60                   247                      --
 Other assets                                          --                    --                      --
                                               ----------            ----------            ------------
 Total Assets                                     281,810               838,769               2,531,964
                                               ----------            ----------            ------------
LIABILITIES:
 Due to Hartford Life Insurance Company                60                   247                      --
 Payable for fund shares purchased                     --                    --                   4,623
 Other liabilities                                     --                    --                      --
                                               ----------            ----------            ------------
 Total Liabilities                                     60                   247                   4,623
                                               ----------            ----------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                    $281,750              $838,522              $2,527,341
                                               ==========            ==========            ============
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                      37,794                89,693                 280,439
  Unit Fair Values #                                $7.46                 $9.35                   $9.01
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                    --                      --
  Unit Fair Values #                                   --                    --                      --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

(49) Funded as of January 9, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                            T. ROWE PRICE          T. ROWE PRICE         T. ROWE PRICE
                                              RETIREMENT             RETIREMENT            RETIREMENT
                                              2030 FUND              2040 FUND             2050 FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                    --                    --
   Class INV                                           --                    --                    --
   Other class                                    120,971                63,288                42,331
                                             ============            ==========            ==========
  Cost:
   Class ADV                                           --                    --                    --
   Class INV                                           --                    --                    --
   Other class                                 $1,524,636              $788,156              $282,709
                                             ============            ==========            ==========
  Market Value:
   Class ADV                                           --                    --                    --
   Class INV                                           --                    --                    --
   Other class                                 $1,812,139              $950,583              $356,426
 Due from Hartford Life Insurance
  Company                                             326                    --                    --
 Receivable from fund shares sold                      --                   510                   235
 Other assets                                          --                    --                    --
                                             ------------            ----------            ----------
 Total Assets                                   1,812,465               951,093               356,661
                                             ------------            ----------            ----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                              --                   510                   235
 Payable for fund shares purchased                    326                    --                    --
 Other liabilities                                     --                    --                    --
                                             ------------            ----------            ----------
 Total Liabilities                                    326                   510                   235
                                             ------------            ----------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $1,812,139              $950,583              $356,426
                                             ============            ==========            ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     207,361               109,808                41,182
  Unit Fair Values #                                $8.74                 $8.66                 $8.66
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                    --                    --
  Unit Fair Values #                                   --                    --                    --

                                           T. ROWE PRICE                                VICTORY
                                             RETIREMENT           UBS GLOBAL          DIVERSIFIED
                                            INCOME FUND        ALLOCATION FUND         STOCK FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                 --                     --
   Class INV                                         --                 --                     --
   Other class                                   12,386                 52                 32,873
                                             ==========             ======             ==========
  Cost:
   Class ADV                                         --                 --                     --
   Class INV                                         --                 --                     --
   Other class                                 $128,519               $587               $460,707
                                             ==========             ======             ==========
  Market Value:
   Class ADV                                         --                 --                     --
   Class INV                                         --                 --                     --
   Other class                                 $151,228               $484               $459,566
 Due from Hartford Life Insurance
  Company                                            --                 --                     --
 Receivable from fund shares sold                    69                  3                    168
 Other assets                                        --                 --                     --
                                             ----------             ------             ----------
 Total Assets                                   151,297                487                459,734
                                             ----------             ------             ----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                            69                  3                    168
 Payable for fund shares purchased                   --                 --                     --
 Other liabilities                                    3                 --                     --
                                             ----------             ------             ----------
 Total Liabilities                                   72                  3                    168
                                             ----------             ------             ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $151,225               $484               $459,566
                                             ==========             ======             ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    15,495                 51                 40,899
  Unit Fair Values #                              $9.76              $9.37                 $11.24
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                 --                     --
  Unit Fair Values #                                 --                 --                     --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                 VICTORY                VICTORY               VICTORY
                                                 SPECIAL             SMALL COMPANY          ESTABLISHED
                                                VALUE FUND          OPPORTUNITY FUND        VALUE FUND
                                               SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT (4)
-----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                             --                    --                  --
   Class INV                                             --                    --                  --
   Other class                                      117,265                16,153                  40
                                               ============            ==========             =======
  Cost:
   Class ADV                                             --                    --                  --
   Class INV                                             --                    --                  --
   Other class                                   $1,591,147              $343,701                $881
                                               ============            ==========             =======
  Market Value:
   Class ADV                                             --                    --                  --
   Class INV                                             --                    --                  --
   Other class                                   $1,588,935              $400,441                $933
 Due from Hartford Life Insurance
  Company                                             3,473                   331                  --
 Receivable from fund shares sold                        --                    --                   1
 Other assets                                            --                    --                  --
                                               ------------            ----------             -------
 Total Assets                                     1,592,408               400,772                 934
                                               ------------            ----------             -------
LIABILITIES:
 Due to Hartford Life Insurance Company                  --                    --                   1
 Payable for fund shares purchased                    3,473                   331                  --
 Other liabilities                                       --                    --                  --
                                               ------------            ----------             -------
 Total Liabilities                                    3,473                   331                   1
                                               ------------            ----------             -------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                    $1,588,935              $400,441                $933
                                               ============            ==========             =======
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       160,307                42,588                  55
  Unit Fair Values #                                  $9.91                 $9.40              $16.95
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                            --                    --                  --
  Unit Fair Values #                                     --                    --                  --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

(4)  From inception March 5, 2009 to December 31, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                              VAN KAMPEN
                                              SMALL CAP               VAN KAMPEN            VAN KAMPEN
                                             GROWTH FUND            COMSTOCK FUND         ENTERPRISE FUND
                                             SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT (50)
-----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                      --                  --
   Class INV                                           --                      --                  --
   Other class                                    117,397                 280,851                 301
                                             ============            ============             =======
  Cost:
   Class ADV                                           --                      --                  --
   Class INV                                           --                      --                  --
   Other class                                   $957,804              $4,861,464              $3,427
                                             ============            ============             =======
  Market Value:
   Class ADV                                           --                      --                  --
   Class INV                                           --                      --                  --
   Other class                                 $1,050,699              $3,878,555              $4,378
 Due from Hartford Life Insurance
  Company                                           2,132                      --                  --
 Receivable from fund shares sold                      --                  30,187                   6
 Other assets                                          --                      --                  --
                                             ------------            ------------             -------
 Total Assets                                   1,052,831               3,908,742               4,384
                                             ------------            ------------             -------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                              --                  30,187                   6
 Payable for fund shares purchased                  2,132                      --                  --
 Other liabilities                                     --                      --                  --
                                             ------------            ------------             -------
 Total Liabilities                                  2,132                  30,187                   6
                                             ------------            ------------             -------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $1,050,699              $3,878,555              $4,378
                                             ============            ============             =======
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     121,166                 310,466                 399
  Unit Fair Values #                                $8.67                  $12.49              $10.98
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                      --                  --
  Unit Fair Values #                                   --                      --                  --

                                            VAN KAMPEN        VAN KAMPEN         VAN KAMPEN
                                              EQUITY          EQUITY AND         GROWTH AND
                                            GROWTH FUND       INCOME FUND       INCOME FUND
                                            SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                        --                  --               --
   Class INV                                        --                  --               --
   Other class                                   3,947           2,729,648           40,167
                                             =========       =============       ==========
  Cost:
   Class ADV                                        --                  --               --
   Class INV                                        --                  --               --
   Other class                                 $42,420         $22,018,966         $623,177
                                             =========       =============       ==========
  Market Value:
   Class ADV                                        --                  --               --
   Class INV                                        --                  --               --
   Other class                                 $49,688         $21,263,959         $694,087
 Due from Hartford Life Insurance
  Company                                           --              62,976              510
 Receivable from fund shares sold                   36                  --               --
 Other assets                                       --                  --               --
                                             ---------       -------------       ----------
 Total Assets                                   49,724          21,326,935          694,597
                                             ---------       -------------       ----------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                           36                  --               --
 Payable for fund shares purchased                  --              62,976              510
 Other liabilities                                  --                   1               --
                                             ---------       -------------       ----------
 Total Liabilities                                  36              62,977              510
                                             ---------       -------------       ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $49,688         $21,263,958         $694,087
                                             =========       =============       ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    4,253           1,649,171           78,802
  Unit Fair Values #                            $11.69              $12.89            $8.81
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       --                  --               --
  Unit Fair Values #                                --                  --               --

(50) Funded as of March 13, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                               VAN KAMPEN             VAN KAMPEN              VAN KAMPEN
                                                MID CAP              U.S. MORTGAGE           REAL ESTATE
                                              GROWTH FUND                FUND              SECURITIES FUND
                                              SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                    --                       --
   Class INV                                           --                    --                       --
   Other class                                     12,928                    54                    8,574
                                               ==========               =======               ==========
  Cost:
   Class ADV                                           --                    --                       --
   Class INV                                           --                    --                       --
   Other class                                   $247,250                  $670                 $165,188
                                               ==========               =======               ==========
  Market Value:
   Class ADV                                           --                    --                       --
   Class INV                                           --                    --                       --
   Other class                                   $302,118                  $686                 $121,494
 Due from Hartford Life Insurance
  Company                                              37                    --                       --
 Receivable from fund shares sold                      --                     2                       11
 Other assets                                          --                    --                       --
                                               ----------               -------               ----------
 Total Assets                                     302,155                   688                  121,505
                                               ----------               -------               ----------
LIABILITIES:
 Due to Hartford Life Insurance Company                --                     2                       11
 Payable for fund shares purchased                     37                    --                       --
 Other liabilities                                     --                    --                       --
                                               ----------               -------               ----------
 Total Liabilities                                     37                     2                       11
                                               ----------               -------               ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                    $302,118                  $686                 $121,494
                                               ==========               =======               ==========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                      28,792                    62                   16,002
  Unit Fair Values #                               $10.49                $11.05                    $7.59
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                    --                       --
  Unit Fair Values #                                   --                    --                       --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                           VAN KAMPEN          VAN KAMPEN           VAN KAMPEN
                                             CAPITAL            SMALL CAP            AMERICAN
                                           GROWTH FUND         VALUE FUND           VALUE FUND
                                           SUB-ACCOUNT       SUB-ACCOUNT (4)      SUB-ACCOUNT (4)
---------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                      --                   --                  --
   Class INV                                      --                   --                  --
   Other class                                   280                2,111                  86
                                             =======            =========             =======
  Cost:
   Class ADV                                      --                   --                  --
   Class INV                                      --                   --                  --
   Other class                                $2,559              $28,544              $1,737
                                             =======            =========             =======
  Market Value:
   Class ADV                                      --                   --                  --
   Class INV                                      --                   --                  --
   Other class                                $3,140              $30,376              $1,920
 Due from Hartford Life Insurance
  Company                                         --                   --                  --
 Receivable from fund shares sold                 10                   99                   1
 Other assets                                     --                   --                  --
                                             -------            ---------             -------
 Total Assets                                  3,150               30,475               1,921
                                             -------            ---------             -------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                         10                   99                   1
 Payable for fund shares purchased                --                   --                  --
 Other liabilities                                --                   --                  --
                                             -------            ---------             -------
 Total Liabilities                                10                   99                   1
                                             -------            ---------             -------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                 $3,140              $30,376              $1,920
                                             =======            =========             =======
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                    364                1,698                 106
  Unit Fair Values #                           $8.61               $17.88              $18.19
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                     --                   --                  --
  Unit Fair Values #                              --                   --                  --

                                                                      SELIGMAN
                                              VAN KAMPEN           COMMUNICATIONS           SELIGMAN
                                                GLOBAL             AND INFORMATION           GLOBAL
                                            FRANCHISE FUND              FUND             TECHNOLOGY FUND
                                         SUB-ACCOUNT (51)(52)        SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  -------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                         --                      --                    --
   Class INV                                         --                      --                    --
   Other class                                      281                   1,138                 1,828
                                                =======               =========             =========
  Cost:
   Class ADV                                         --                      --                    --
   Class INV                                         --                      --                    --
   Other class                                   $5,153                 $37,841               $23,440
                                                =======               =========             =========
  Market Value:
   Class ADV                                         --                      --                    --
   Class INV                                         --                      --                    --
   Other class                                   $5,410                 $44,139               $33,268
 Due from Hartford Life Insurance
  Company                                            --                      66                    --
 Receivable from fund shares sold                     3                      --                    23
 Other assets                                        --                      --                    --
                                                -------               ---------             ---------
 Total Assets                                     5,413                  44,205                33,291
                                                -------               ---------             ---------
LIABILITIES:
 Due to Hartford Life Insurance
  Company                                             3                      --                    23
 Payable for fund shares purchased                   --                      66                    --
 Other liabilities                                   --                      --                    --
                                                -------               ---------             ---------
 Total Liabilities                                    3                      66                    23
                                                -------               ---------             ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                    $5,410                 $44,139               $33,268
                                                =======               =========             =========
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       385                   4,073                 3,240
  Unit Fair Values #                             $14.05                  $10.84                $10.27
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                        --                      --                    --
  Unit Fair Values #                                 --                      --                    --

(4)  From inception March 5, 2009 to December 31, 2009.

(51) From inception March 26, 2009 to December 31, 2009.

(52) Effective October 02, 2009, Van Kampen Global Value Equity merged with Van Kampen Global Franchise Fund.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                               LEGG MASON
                                                PARTNERS
                                               CLEARBRIDGE
                                                SMALL CAP              GROWTH              MODERATE
                                               VALUE FUND           STRATEGY FUND        STRATEGY FUND
                                            SUB-ACCOUNT (53)       SUB-ACCOUNT (4)      SUB-ACCOUNT (4)
---------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                           --                   --                   --
   Class INV                                           --                   --                   --
   Other class                                      1,941                   86                  491
                                                =========              =======              =======
  Cost:
   Class ADV                                           --                   --                   --
   Class INV                                           --                   --                   --
   Other class                                    $26,775                 $760               $4,780
                                                =========              =======              =======
  Market Value:
   Class ADV                                           --                   --                   --
   Class INV                                           --                   --                   --
   Other class                                    $28,336                 $767               $4,804
 Due from Hartford Life Insurance
  Company                                              --                  463                2,567
 Receivable from fund shares sold                       7                   --                   --
 Other assets                                          --                   --                   --
                                                ---------              -------              -------
 Total Assets                                      28,343                1,230                7,371
                                                ---------              -------              -------
LIABILITIES:
 Due to Hartford Life Insurance Company                 7                   --                   --
 Payable for fund shares purchased                     --                  463                2,567
 Other liabilities                                     --                   --                   --
                                                ---------              -------              -------
 Total Liabilities                                      7                  463                2,567
                                                ---------              -------              -------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                     $28,336                 $767               $4,804
                                                =========              =======              =======
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                       3,199                   48                  346
  Unit Fair Values #                                $8.86               $16.00               $13.87
DEFERRED ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
 Group Sub-Accounts:
  Units owned by Participants                          --                   --                   --
  Unit Fair Values #                                   --                   --                   --

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

(4)  From inception March 5, 2009 to December 31, 2009.

(53) Formerly Legg Mason Partners Small Cap Value Fund. Change effective October 5, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                      [This page intentionally left blank]

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                            AMERICAN CENTURY VP
                                                   EQUITY              AMERICAN CENTURY VP       AMERICAN CENTURY VP
                                                INCOME FUND               ULTRA(R) FUND             BALANCED FUND
                                                SUB-ACCOUNT                SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                         $159,649                       $70                   $2,644
                                                 ----------                 ---------                  -------
EXPENSE:
 Mortality and expense risk charges                 (29,978)                     (260)                    (350)
                                                 ----------                 ---------                  -------
  Net investment income (loss)                      129,671                      (190)                   2,294
                                                 ----------                 ---------                  -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      (64,909)                   (2,749)                      88
 Net realized gain on distributions                      --                        --                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          624,776                    10,318                    4,654
                                                 ----------                 ---------                  -------
  Net gain (loss) on investments                    559,867                     7,569                    4,742
                                                 ----------                 ---------                  -------
  Net increase (decrease) in net assets
   resulting
   from operations                                 $689,538                    $7,379                   $7,036
                                                 ==========                 =========                  =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                            AMERICAN CENTURY VP      AMERICAN CENTURY VP
                                   AMERICAN CENTURY VP           SMALL CAP              LARGE COMPANY
                                   INTERNATIONAL FUND           VALUE FUND               VALUE FUND
                                       SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                  $265                     $308                     $411
                                         -------                  -------                  -------
EXPENSE:
 Mortality and expense risk
  charges                                    (91)                    (165)                    (261)
                                         -------                  -------                  -------
  Net investment income (loss)               174                      143                      150
                                         -------                  -------                  -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                     (582)                    (908)                       5
 Net realized gain on
  distributions                               --                       --                       --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                          4,242                    6,509                    4,402
                                         -------                  -------                  -------
  Net gain (loss) on
   investments                             3,660                    5,601                    4,407
                                         -------                  -------                  -------
  Net increase (decrease) in
   net assets resulting
   from operations                        $3,834                   $5,744                   $4,557
                                         =======                  =======                  =======

                                                              AMERICAN CENTURY VP      AMERICAN CENTURY VP
                                    AMERICAN CENTURY VP       INFLATION-ADJUSTED             EQUITY
                                      VISTA(SM) FUND               BOND FUND               GROWTH FUND
                                        SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------  ---------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                    $ --                     $990                     $190
                                         ---------                  -------                  -------
EXPENSE:
 Mortality and expense risk
  charges                                   (2,391)                    (656)                    (187)
                                         ---------                  -------                  -------
  Net investment income (loss)              (2,391)                     334                        3
                                         ---------                  -------                  -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                       (357)                       3                      650
 Net realized gain on
  distributions                                 --                       --                       --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                           71,923                    4,079                    5,347
                                         ---------                  -------                  -------
  Net gain (loss) on
   investments                              71,566                    4,082                    5,997
                                         ---------                  -------                  -------
  Net increase (decrease) in
   net assets resulting
   from operations                         $69,175                   $4,416                   $6,000
                                         =========                  =======                  =======

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                            AMERICAN CENTURY VP
                                                 INCOME &            AMERICAN CENTURY VP       AMERICAN CENTURY VP
                                                GROWTH FUND               ULTRA FUND                VALUE FUND
                                                SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                         $12,552                    $1,770                   $67,556
                                                 ---------                ----------                ----------
EXPENSE:
 Mortality and expense risk charges                 (1,775)                   (3,618)                   (7,903)
                                                 ---------                ----------                ----------
  Net investment income (loss)                      10,777                    (1,848)                   59,653
                                                 ---------                ----------                ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     (20,644)                  (67,867)                  (87,756)
 Net realized gain on distributions                     --                        --                        --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          49,398                   217,210                   194,392
                                                 ---------                ----------                ----------
  Net gain (loss) on investments                    28,754                   149,343                   106,636
                                                 ---------                ----------                ----------
  Net increase (decrease) in net assets
   resulting from operations                       $39,531                  $147,495                  $166,289
                                                 =========                ==========                ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                             AIM V.I.          AIM V.I.              AIM
                                            SMALL CAP          FINANCIAL            BASIC
                                           EQUITY FUND       SERVICES FUND        VALUE FUND
                                           SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $22              $56               $24,954
                                             --------            -----            ----------
EXPENSE:
 Mortality and expense risk charges              (122)              (6)               (4,773)
                                             --------            -----            ----------
  Net investment income (loss)                   (100)              50                20,181
                                             --------            -----            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                 (9,860)              --                 2,707
 Net realized gain on distributions                --               --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      3,522              102               552,161
                                             --------            -----            ----------
  Net gain (loss) on investments               (6,338)             102               554,868
                                             --------            -----            ----------
  Net increase (decrease) in net
   assets resulting from operations           $(6,438)            $152              $575,049
                                             ========            =====            ==========

                                                AIM                  AIM                  AIM
                                             EUROPEAN           INTERNATIONAL        MID CAP CORE
                                            GROWTH FUND          GROWTH FUND          EQUITY FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  -------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $4,507               $3,115                 $146
                                             ---------            ---------            ---------
EXPENSE:
 Mortality and expense risk charges             (1,433)              (1,799)              (1,138)
                                             ---------            ---------            ---------
  Net investment income (loss)                   3,074                1,316                 (992)
                                             ---------            ---------            ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   1,977                 (717)                 345
 Net realized gain on distributions                 --                   --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      83,422               48,089               36,070
                                             ---------            ---------            ---------
  Net gain (loss) on investments                85,399               47,372               36,415
                                             ---------            ---------            ---------
  Net increase (decrease) in net
   assets resulting from operations            $88,473              $48,688              $35,423
                                             =========            =========            =========

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                  AIM                   AIM                   AIM
                                               SMALL CAP                REAL               SMALL CAP
                                              GROWTH FUND           ESTATE FUND           EQUITY FUND
                                              SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                           $ --               $27,440                 $ --
                                               ----------            ----------            ---------
EXPENSE:
 Mortality and expense risk charges                (2,760)               (7,306)                (607)
                                               ----------            ----------            ---------
  Net investment income (loss)                     (2,760)               20,134                 (607)
                                               ----------            ----------            ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     24,378                32,713                  248
 Net realized gain on distributions                    --                    --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        121,953               312,819               18,141
                                               ----------            ----------            ---------
  Net gain (loss) on investments                  146,331               345,532               18,389
                                               ----------            ----------            ---------
  Net increase (decrease) in net assets
   resulting from operations                     $143,571              $365,666              $17,782
                                               ==========            ==========            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                AIM                           ALLIANCEBERNSTEIN VPS
                                              CAPITAL         DOMINI SOCIAL         BALANCED
                                         DEVELOPMENT FUND      EQUITY FUND      SHARES PORTFOLIO
                                          SUB-ACCOUNT (1)      SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $ --                $21               $2,075
                                               -----              -----              -------
EXPENSE:
 Mortality and expense risk charges              (36)               (23)                (914)
                                               -----              -----              -------
  Net investment income (loss)                   (36)                (2)               1,161
                                               -----              -----              -------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    --                 (1)             (34,154)
 Net realized gain on distributions               --                 --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       957                861               45,502
                                               -----              -----              -------
  Net gain (loss) on investments                 957                860               11,348
                                               -----              -----              -------
  Net increase (decrease) in net
   assets resulting from operations             $921               $858              $12,509
                                               =====              =====              =======

                                         ALLIANCEBERNSTEIN VPS     ALLIANCEBERNSTEIN VPS     ALLIANCEBERNSTEIN VPS
                                              GROWTH AND               INTERNATIONAL             INTERNATIONAL
                                           INCOME PORTFOLIO          GROWTH PORTFOLIO           VALUE PORTFOLIO
                                              SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                         $549                     $9,744                    $24,833
                                                -------                  ---------                 ----------
EXPENSE:
 Mortality and expense risk charges                (432)                    (2,617)                    (7,867)
                                                -------                  ---------                 ----------
  Net investment income (loss)                      117                      7,127                     16,966
                                                -------                  ---------                 ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      219                        555                     (8,975)
 Net realized gain on distributions                  --                         --                         --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        7,202                     92,231                    478,514
                                                -------                  ---------                 ----------
  Net gain (loss) on investments                  7,421                     92,786                    469,539
                                                -------                  ---------                 ----------
  Net increase (decrease) in net
   assets resulting from operations              $7,538                    $99,913                   $486,505
                                                =======                  =========                 ==========

(1)  Funded as of March 5, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                            ALLIANCEBERNSTEIN VPS                           ALLIANCEBERNSTEIN VPS
                                                   GLOBAL             ALLIANCEBERNSTEIN         SMALL/MID-CAP
                                               VALUE PORTFOLIO           GROWTH FUND          GROWTH PORTFOLIO
                                                 SUB-ACCOUNT           SUB-ACCOUNT (2)           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                             $948                   $ --                     $ --
                                                  ---------                -------                ---------
EXPENSE:
 Mortality and expense risk charges                    (489)                   (86)                    (328)
                                                  ---------                -------                ---------
  Net investment income (loss)                          459                    (86)                    (328)
                                                  ---------                -------                ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                       (6,903)                    --                        2
 Net realized gain on distributions                      --                     --                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                           26,167                  4,742                   13,774
                                                  ---------                -------                ---------
  Net gain (loss) on investments                     19,264                  4,742                   13,776
                                                  ---------                -------                ---------
  Net increase (decrease) in net assets
   resulting from operations                        $19,723                 $4,656                  $13,448
                                                  =========                =======                =========

(2)  Funded as of February 2, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                          ALLIANCEBERNSTEIN VPS
                                              SMALL-MID CAP          ALLIANCEBERNSTEIN       ALLIANCEBERNSTEIN 2015
                                             VALUE PORTFOLIO             VALUE FUND           RETIREMENT STRATEGY
                                               SUB-ACCOUNT            SUB-ACCOUNT (3)           SUB-ACCOUNT (4)
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                           $208                       $2                      $9
                                                ---------                 --------                    ----
EXPENSE:
 Mortality and expense risk charges                  (349)                     (73)                     --
                                                ---------                 --------                    ----
  Net investment income (loss)                       (141)                     (71)                      9
                                                ---------                 --------                    ----
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                         36                    3,446                       1
 Net realized gain on distributions                    --                       --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         14,693                       (1)                      7
                                                ---------                 --------                    ----
  Net gain (loss) on investments                   14,729                    3,445                       8
                                                ---------                 --------                    ----
  Net increase (decrease) in net
   assets resulting from operations               $14,588                   $3,374                     $17
                                                =========                 ========                    ====


                                          ALLIANCEBERNSTEIN 2025       ALLIANCEBERNSTEIN 2035      ALLIANCEBERNSTEIN 2045
                                            RETIREMENT STRATEGY         RETIREMENT STRATEGY         RETRIEMENT STRATEGY
                                              SUB-ACCOUNT (4)             SUB-ACCOUNT (4)             SUB-ACCOUNT (4)
--------------------------------------  -----------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                           $2                           $6                          $3
                                                    ---                         ----                        ----
EXPENSE:
 Mortality and expense risk charges                  --                           (1)                         --
                                                    ---                         ----                        ----
  Net investment income (loss)                        2                            5                           3
                                                    ---                         ----                        ----
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                       --                            1                          --
 Net realized gain on distributions                  --                            3                           2
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                            3                           20                           6
                                                    ---                         ----                        ----
  Net gain (loss) on investments                      3                           24                           8
                                                    ---                         ----                        ----
  Net increase (decrease) in net
   assets resulting from operations                  $5                          $29                         $11
                                                    ===                         ====                        ====

(3)  Funded as of February 19, 2009.

(4)  From inception March 5, 2009 to December 31, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                           ALLIANCEBERNSTEIN 2020    ALLIANCEBERNSTEIN 2030    ALLIANCEBERNSTEIN 2040
                                            RETIREMENT STRATEGY       RETIREMENT STRATEGY       RETIREMENT STRATEGY
                                              SUB-ACCOUNT (4)           SUB-ACCOUNT (4)           SUB-ACCOUNT (4)
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                           $45                       $23                        $7
                                                    ----                      ----                      ----
EXPENSE:
 Mortality and expense risk charges                   (2)                       (2)                       (1)
                                                    ----                      ----                      ----
  Net investment income (loss)                        43                        21                         6
                                                    ----                      ----                      ----
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                        --                         1                        --
 Net realized gain on distributions                   --                        --                         4
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                            --                        49                        32
                                                    ----                      ----                      ----
  Net gain (loss) on investments                      --                        50                        36
                                                    ----                      ----                      ----
  Net increase (decrease) in net assets
   resulting from operations                         $43                       $71                       $42
                                                    ====                      ====                      ====

(4)  From inception March 5, 2009 to December 31, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                 AMERICAN FUNDS         AMERICAN FUNDS
                                           AMERICAN FUNDS           AMERICAN            CAPITAL INCOME
                                             AMCAP FUND          BALANCED FUND           BUILDER FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $2,942               $52,713                $317,080
                                             ----------            ----------            ------------
EXPENSE:
 Mortality and expense risk charges              (4,016)              (23,272)                (67,120)
                                             ----------            ----------            ------------
  Net investment income (loss)                   (1,074)               29,441                 249,960
                                             ----------            ----------            ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      373                (6,687)                   (125)
 Net realized gain on distributions                  --                    --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      139,691               522,940               1,476,055
                                             ----------            ----------            ------------
  Net gain (loss) on investments                140,064               516,253               1,475,930
                                             ----------            ----------            ------------
  Net increase (decrease) in net
   assets resulting from operations            $138,990              $545,694              $1,725,890
                                             ==========            ==========            ============

                                            AMERICAN FUNDS          AMERICAN FUNDS         AMERICAN FUNDS
                                             EUROPACIFIC             FUNDAMENTAL                NEW
                                             GROWTH FUND            INVESTORS FUND        PERSPECTIVE FUND
                                             SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $133,959                 $46,655               $19,425
                                             ------------            ------------            ----------
EXPENSE:
 Mortality and expense risk charges               (36,684)                (31,523)              (11,688)
                                             ------------            ------------            ----------
  Net investment income (loss)                     97,275                  15,132                 7,737
                                             ------------            ------------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     40,795                  (2,251)                1,104
 Net realized gain on distributions                    --                      --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      1,797,785               1,107,809               438,766
                                             ------------            ------------            ----------
  Net gain (loss) on investments                1,838,580               1,105,558               439,870
                                             ------------            ------------            ----------
  Net increase (decrease) in net
   assets resulting from operations            $1,935,855              $1,120,690              $447,607
                                             ============            ============            ==========

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                             AMERICAN FUNDS         AMERICAN FUNDS         AMERICAN FUNDS
                                             THE BOND FUND         THE GROWTH FUND        THE INCOME FUND
                                               OF AMERICA          OF AMERICA FUND           OF AMERICA
                                              SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $124,242                $131,516              $132,307
                                               ----------            ------------            ----------
EXPENSE:
 Mortality and expense risk charges               (29,892)                (93,858)              (24,088)
                                               ----------            ------------            ----------
  Net investment income (loss)                     94,350                  37,658               108,219
                                               ----------            ------------            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      3,202                  30,529                (5,027)
 Net realized gain on distributions                    --                      --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        294,472               4,530,519               667,802
                                               ----------            ------------            ----------
  Net gain (loss) on investments                  297,674               4,561,048               662,775
                                               ----------            ------------            ----------
  Net increase (decrease) in net assets
   resulting from operations                     $392,024              $4,598,706              $770,994
                                               ==========            ============            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                           AMERICAN FUNDS
                                           THE INVESTMENT        AMERICAN FUNDS        AMERICAN FUNDS
                                              COMPANY               THE NEW              WASHINGTON
                                             OF AMERICA           ECONOMY FUND        MUTUAL INVESTORS
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $49,972                $2,338               $31,262
                                             ----------            ----------            ----------
EXPENSE:
 Mortality and expense risk charges             (20,534)               (3,471)              (10,280)
                                             ----------            ----------            ----------
  Net investment income (loss)                   29,438                (1,133)               20,982
                                             ----------            ----------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (1,259)               (7,060)                3,064
 Net realized gain on distributions                  --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      642,675               186,801               239,674
                                             ----------            ----------            ----------
  Net gain (loss) on investments                641,416               179,741               242,738
                                             ----------            ----------            ----------
  Net increase (decrease) in net
   assets resulting from operations            $670,854              $178,608              $263,720
                                             ==========            ==========            ==========

                                                                  AMERICAN FUNDS
                                           AMERICAN FUNDS         CAPITAL WORLD          AMERICAN FUNDS
                                              AMERICAN               GROWTH &               SMALLCAP
                                            MUTUAL FUND            INCOME FUND             WORLD FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $11,966                $148,731                $2,228
                                             ----------            ------------            ----------
EXPENSE:
 Mortality and expense risk charges              (4,488)                (45,633)               (2,681)
                                             ----------            ------------            ----------
  Net investment income (loss)                    7,478                 103,098                  (453)
                                             ----------            ------------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      503                   5,053                   675
 Net realized gain on distributions                  --                      --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      118,650               1,733,385               149,062
                                             ----------            ------------            ----------
  Net gain (loss) on investments                119,153               1,738,438               149,737
                                             ----------            ------------            ----------
  Net increase (decrease) in net
   assets resulting from operations            $126,631              $1,841,536              $149,284
                                             ==========            ============            ==========

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                 ARIEL                                  ARTISAN
                                             APPRECIATION                               MID CAP
                                                 FUND             ARIEL FUND           VALUE FUND
                                              SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                           $87                 $7                $2,561
                                               ---------            -------            ----------
EXPENSE:
 Mortality and expense risk charges                 (287)              (136)               (3,755)
                                               ---------            -------            ----------
  Net investment income (loss)                      (200)              (129)               (1,194)
                                               ---------            -------            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                       314                179               (40,027)
 Net realized gain on distributions                   --                 --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        22,277              8,846               233,941
                                               ---------            -------            ----------
  Net gain (loss) on investments                  22,591              9,025               193,914
                                               ---------            -------            ----------
  Net increase (decrease) in net assets
   resulting from operations                     $22,391             $8,896              $192,720
                                               =========            =======            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                            LIFEPATH 2020           LIFEPATH 2030          LIFEPATH 2040
                                              PORTFOLIO               PORTFOLIO              PORTFOLIO
                                             SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $149,211                $120,288               $93,927
                                             ------------            ------------            ----------
EXPENSE:
 Mortality and expense risk charges               (27,187)                (26,127)              (22,714)
                                             ------------            ------------            ----------
  Net investment income (loss)                    122,024                  94,161                71,213
                                             ------------            ------------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     (1,628)                 (2,773)               21,558
 Net realized gain on distributions                    --                      --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        941,360                 967,014               882,096
                                             ------------            ------------            ----------
  Net gain (loss) on investments                  939,732                 964,241               903,654
                                             ------------            ------------            ----------
  Net increase (decrease) in net
   assets resulting from operations            $1,061,756              $1,058,402              $974,867
                                             ============            ============            ==========

                                              LIFEPATH                                  BLACKROCK
                                             RETIREMENT              BARON               EQUITY
                                             PORTFOLIO          SMALL CAP FUND        DIVIDEND FUND
                                          SUB-ACCOUNT (5)         SUB-ACCOUNT        SUB-ACCOUNT (4)
--------------------------------------  --------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $74,589                 $ --                $792
                                             ----------            ---------             -------
EXPENSE:
 Mortality and expense risk charges             (15,119)                (395)               (215)
                                             ----------            ---------             -------
  Net investment income (loss)                   59,470                 (395)                577
                                             ----------            ---------             -------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (1,957)              (6,485)                  7
 Net realized gain on distributions                  --                    3                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      384,378               17,402               7,239
                                             ----------            ---------             -------
  Net gain (loss) on investments                382,421               10,920               7,246
                                             ----------            ---------             -------
  Net increase (decrease) in net
   assets resulting from operations            $441,891              $10,525              $7,823
                                             ==========            =========             =======

(4)  From inception March 5, 2009 to December 31, 2009.

(5) Effective November 20, 2009, LifePath 2010 Portfolio merged with LifePath Retirement Portfolio.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                              BLACKROCK            BLACKROCK
                                              GOVERNMENT         MID CAP VALUE         CALVERT SOCIAL
                                             INCOME FUND           PORTFOLIO         BALANCED PORTFOLIO
                                             SUB-ACCOUNT        SUB-ACCOUNT (4)          SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $8,190               $ --                   $6,449
                                               --------               ----                ---------
EXPENSE:
 Mortality and expense risk charges              (1,222)                --                   (2,021)
                                               --------               ----                ---------
  Net investment income (loss)                    6,968                 --                    4,428
                                               --------               ----                ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     (148)                --                       44
 Net realized gain on distributions                  88                 --                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       (7,461)                 4                   59,542
                                               --------               ----                ---------
  Net gain (loss) on investments                 (7,521)                 4                   59,586
                                               --------               ----                ---------
  Net increase (decrease) in net assets
   resulting from operations                      $(553)                $4                  $64,014
                                               ========               ====                =========

(4)  From inception March 5, 2009 to December 31, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                           CALVERT SOCIAL                              CALVERT SOCIAL
                                          INVESTMENT FUND       CALVERT LARGE CAP        INVESTMENT
                                          EQUITY PORTFOLIO         GROWTH FUND            BOND FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $1,631                  $257               $14,719
                                             ----------             ---------             ---------
EXPENSE:
 Mortality and expense risk charges              (5,528)                 (835)               (4,162)
                                             ----------             ---------             ---------
  Net investment income (loss)                   (3,897)                 (578)               10,557
                                             ----------             ---------             ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    1,312                 5,732                   175
 Net realized gain on distributions                  --                    --                 5,384
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      238,851                33,670                37,166
                                             ----------             ---------             ---------
  Net gain (loss) on investments                240,163                39,402                42,725
                                             ----------             ---------             ---------
  Net increase (decrease) in net
   assets resulting from operations            $236,266               $38,824               $53,282
                                             ==========             =========             =========

                                                                  COLUMBIA          COLUMBIA MARSICO
                                              CALVERT            CONTRARIAN           21ST CENTURY
                                            INCOME FUND           CORE FUND               FUND
                                            SUB-ACCOUNT        SUB-ACCOUNT (4)      SUB-ACCOUNT (4)
--------------------------------------  --------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                     $10,412                $447                $ --
                                             ---------             -------                ----
EXPENSE:
 Mortality and expense risk charges             (3,047)               (116)                 (3)
                                             ---------             -------                ----
  Net investment income (loss)                   7,365                 331                  (3)
                                             ---------             -------                ----
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     (13)                 (9)                  1
 Net realized gain on distributions                 --                  --                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      38,495               1,853                  59
                                             ---------             -------                ----
  Net gain (loss) on investments                38,482               1,844                  60
                                             ---------             -------                ----
  Net increase (decrease) in net
   assets resulting from operations            $45,847              $2,175                 $57
                                             =========             =======                ====

(4)  From inception March 5, 2009 to December 31, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                       COLUMBIA MARSICO
                                     COLUMBIA            INTERNATIONAL            COLUMBIA
                                     SMALL CAP           OPPORTUNITIES            MID CAP
                                   VALUE I FUND             VS FUND              VALUE FUND
                                  SUB-ACCOUNT (4)         SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $82                    $595                 $2,346
                                       -----               ---------             ----------
EXPENSE:
 Mortality and expense risk
  charges                                (22)                   (312)                (2,402)
                                       -----               ---------             ----------
  Net investment income (loss)            60                     283                    (56)
                                       -----               ---------             ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (2)                (10,433)                    (9)
 Net realized gain on
  distributions                           --                      --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            381                  19,606                102,886
                                       -----               ---------             ----------
  Net gain (loss) on
   investments                           379                   9,173                102,877
                                       -----               ---------             ----------
  Net increase (decrease) in
   net assets resulting from
   operations                           $439                  $9,456               $102,821
                                       =====               =========             ==========

(4)  From inception March 5, 2009 to December 31, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                      COLUMBIA MARSICO             CRM
                                    COLUMBIA               GROWTH                MID CAP
                                   ACORN FUND              VS FUND             VALUE FUND
                                 SUB-ACCOUNT (4)         SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $ --                  $1,594                  $595
                                      -----               ---------             ---------
EXPENSE:
 Mortality and expense risk
  charges                                (8)                 (2,378)                 (865)
                                      -----               ---------             ---------
  Net investment income
   (loss)                                (8)                   (784)                 (270)
                                      -----               ---------             ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  --                   1,293                 2,717
 Net realized gain on
  distributions                          --                      --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           170                  76,660                44,687
                                      -----               ---------             ---------
  Net gain (loss) on
   investments                          170                  77,953                47,404
                                      -----               ---------             ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $162                 $77,169               $47,134
                                      =====               =========             =========

                                                            DAVIS
                                      DAVIS                NEW YORK                 DAVIS
                                 FINANCIAL FUND          VENTURE FUND         OPPORTUNITY FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $42                 $35,205                  $641
                                    ---------            ------------             ---------
EXPENSE:
 Mortality and expense risk
  charges                                (294)                (20,957)               (1,140)
                                    ---------            ------------             ---------
  Net investment income
   (loss)                                (252)                 14,248                  (499)
                                    ---------            ------------             ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   264                  21,122                   115
 Net realized gain on
  distributions                            --                      --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          10,728               1,147,245                48,790
                                    ---------            ------------             ---------
  Net gain (loss) on
   investments                         10,992               1,168,367                48,905
                                    ---------            ------------             ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $10,740              $1,182,615               $48,406
                                    =========            ============             =========

(4)  From inception March 5, 2009 to December 31, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                     DREYFUS
                                                                    LIFETIME              DREYFUS
                                                DREYFUS            GROWTH AND            LIFETIME
                                              BOND MARKET            INCOME               GROWTH
                                              INDEX FUND            PORTFOLIO            PORTFOLIO
                                              SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT (6)
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $9,247               $6,632                 $ --
                                               ---------            ---------            ---------
EXPENSE:
 Mortality and expense risk charges               (2,579)              (2,984)                 (21)
                                               ---------            ---------            ---------
  Net investment income (loss)                     6,668                3,648                  (21)
                                               ---------            ---------            ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                         1               (3,668)             (64,740)
 Net realized gain on distributions                   --                   --                   --
  Net unrealized appreciation
   (depreciation) of investments during
   the year                                        4,208               65,573               66,280
                                               ---------            ---------            ---------
  Net gain (loss) on investments                   4,209               61,905                1,540
                                               ---------            ---------            ---------
  Net increase (decrease) in net assets
   resulting from operations                     $10,877              $65,553               $1,519
                                               =========            =========            =========

(6) Effective January 9, 2009, Dreyfus Lifetime Growth Portfolio was liquidated.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                              DREYFUS
                                             LIFETIME          DREYFUS VIF           DREYFUS
                                              INCOME           APPRECIATION           MIDCAP
                                             PORTFOLIO          PORTFOLIO           INDEX FUND
                                          SUB-ACCOUNT (7)      SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $ --               $6                 $6,055
                                             ---------             ----             ----------
EXPENSE:
 Mortality and expense risk charges                (26)              (1)                (2,721)
                                             ---------             ----             ----------
  Net investment income (loss)                     (26)               5                  3,334
                                             ---------             ----             ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                 (19,455)              --                    165
 Net realized gain on distributions                 --               17                    146
  Net unrealized appreciation
   (depreciation) of investments
   during the year                              16,921               26                112,402
                                             ---------             ----             ----------
  Net gain (loss) on investments                (2,534)              43                112,713
                                             ---------             ----             ----------
  Net increase (decrease) in net
   assets resulting from operations            $(2,560)             $48               $116,047
                                             =========             ====             ==========


                                              DREYFUS            DREYFUS          DREYFUS VIF
                                          SMALLCAP STOCK        SMALL CAP          GROWTH AND
                                            INDEX FUND         VALUE FUND       INCOME PORTFOLIO
                                            SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $2,222              $44                 $1
                                             ---------            -----               ----
EXPENSE:
 Mortality and expense risk charges             (1,559)             (31)                --
                                             ---------            -----               ----
  Net investment income (loss)                     663               13                  1
                                             ---------            -----               ----
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   4,332               --                 --
 Net realized gain on distributions                 40               --                 --
  Net unrealized appreciation
   (depreciation) of investments
   during the year                              52,916              630                 16
                                             ---------            -----               ----
  Net gain (loss) on investments                57,288              630                 16
                                             ---------            -----               ----
  Net increase (decrease) in net
   assets resulting from operations            $57,951             $643                $17
                                             =========            =====               ====

(7) Effective January 9, 2009, Dreyfus Lifetime Income Portfolio was liquidated.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                    THE DREYFUS
                                              DREYFUS VIF            SOCIALLY               DREYFUS
                                                QUALITY             RESPONSIBLE             S&P 500
                                            BOND PORTFOLIO       GROWTH FUND, INC.         INDEX FUND
                                              SUB-ACCOUNT         SUB-ACCOUNT (8)         SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $10,087                $ --                  $16,362
                                               ---------               -----               ----------
EXPENSE:
 Mortality and expense risk charges               (1,521)                 (5)                  (4,930)
                                               ---------               -----               ----------
  Net investment income (loss)                     8,566                  (5)                  11,432
                                               ---------               -----               ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    22,510                  --                    5,058
 Net realized gain on distributions                   --                  --                       21
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        (4,128)                177                  166,903
                                               ---------               -----               ----------
  Net gain (loss) on investments                  18,382                 177                  171,982
                                               ---------               -----               ----------
  Net increase (decrease) in net assets
   resulting from operations                     $26,948                $172                 $183,414
                                               =========               =====               ==========

(8)  Funded as of September 15, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                              DREYFUS
                                            INTERMEDIATE          EATON VANCE           EATON VANCE
                                                TERM               LARGE-CAP             DIVIDEND
                                            INCOME FUND            VALUE FUND          BUILDER FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $56,940               $26,587              $17,403
                                             ----------            ----------            ---------
EXPENSE:
 Mortality and expense risk charges              (8,815)               (9,372)              (2,991)
                                             ----------            ----------            ---------
  Net investment income (loss)                   48,125                17,215               14,412
                                             ----------            ----------            ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    5,527                 3,219                5,595
 Net realized gain on distributions                  --                    --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      128,348               497,065               74,713
                                             ----------            ----------            ---------
  Net gain (loss) on investments                133,875               500,284               80,308
                                             ----------            ----------            ---------
  Net increase (decrease) in net
   assets resulting from operations            $182,000              $517,499              $94,720
                                             ==========            ==========            =========

                                           EATON VANCE
                                            WORLDWIDE          EATON VANCE            EVERGREEN
                                             HEALTH            INCOME FUND              ASSET
                                          SCIENCES FUND         OF BOSTON          ALLOCATION FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $ --               $45,028               $3,949
                                             -------            ----------            ---------
EXPENSE:
 Mortality and expense risk charges             (467)               (3,914)              (1,446)
                                             -------            ----------            ---------
  Net investment income (loss)                  (467)               41,114                2,503
                                             -------            ----------            ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    23                 1,097                   (2)
 Net realized gain on distributions               86                    --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     7,649               142,371               22,638
                                             -------            ----------            ---------
  Net gain (loss) on investments               7,758               143,468               22,636
                                             -------            ----------            ---------
  Net increase (decrease) in net
   assets resulting from operations           $7,291              $184,582              $25,139
                                             =======            ==========            =========

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                              EVERGREEN           EVERGREEN            EVERGREEN
                                                 CORE           INTERNATIONAL      EMERGING MARKETS
                                              BOND FUND          EQUITY FUND          GROWTH FUND
                                             SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT (4)
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $2,024             $1,237                $ --
                                               --------            -------               -----
EXPENSE:
 Mortality and expense risk charges                (429)              (518)                (24)
                                               --------            -------               -----
  Net investment income (loss)                    1,595                719                 (24)
                                               --------            -------               -----
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (2,225)                 2                   5
 Net realized gain on distributions                  --                 --                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        7,323              8,908                 737
                                               --------            -------               -----
  Net gain (loss) on investments                  5,098              8,910                 742
                                               --------            -------               -----
  Net increase (decrease) in net assets
   resulting from operations                     $6,693             $9,629                $718
                                               ========            =======               =====

(4)  From inception March 5, 2009 to December 31, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                        ALGER CAPITAL
                                                 EVERGREEN               APPRECIATION          ALGER MIDCAP
                                                 UTILITY &              INSTITUTIONAL             GROWTH
                                          TELECOMMUNICATIONS FUND         PORTFOLIO         INSTITUTIONAL FUND
                                              SUB-ACCOUNT (4)            SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                           $54                      $1,128                  $ --
                                                   -----                  ----------            ----------
EXPENSE:
 Mortality and expense risk charges                  (13)                     (3,235)               (3,918)
                                                   -----                  ----------            ----------
  Net investment income (loss)                        41                      (2,107)               (3,918)
                                                   -----                  ----------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                         1                      (9,070)               17,631
 Net realized gain on distributions                   --                          --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                           391                     197,298               295,145
                                                   -----                  ----------            ----------
  Net gain (loss) on investments                     392                     188,228               312,776
                                                   -----                  ----------            ----------
  Net increase (decrease) in net
   assets resulting from operations                 $433                    $186,121              $308,858
                                                   =====                  ==========            ==========


                                           ALGER SMALLCAP          FIDELITY              FIDELITY
                                               GROWTH           ADVISOR EQUITY        ADVISOR VALUE
                                         INSTITUTIONAL FUND       GROWTH FUND        STRATEGIES FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $ --                  $ --                  $ --
                                               -------             ---------            ----------
EXPENSE:
 Mortality and expense risk charges               (212)                 (440)               (1,929)
                                               -------             ---------            ----------
  Net investment income (loss)                    (212)                 (440)               (1,929)
                                               -------             ---------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     255                 1,048                    19
 Net realized gain on distributions                 --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       8,219                15,242               265,395
                                               -------             ---------            ----------
  Net gain (loss) on investments                 8,474                16,290               265,414
                                               -------             ---------            ----------
  Net increase (decrease) in net
   assets resulting from operations             $8,262               $15,850              $263,485
                                               =======             =========            ==========

(4)  From inception March 5, 2009 to December 31, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                FIDELITY
                                                ADVISOR
                                               LEVERAGED                FIDELITY                 FEDERATED
                                                COMPANY              ADVISOR DYNAMIC              CAPITAL
                                               STOCK FUND         CAP APPRECIATION FUND      APPRECIATION FUND
                                              SUB-ACCOUNT            SUB-ACCOUNT (9)            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                         $2,106                  $ --                       $6
                                               ----------                 -----                    -----
EXPENSE:
 Mortality and expense risk charges                (4,216)                  (12)                      (6)
                                               ----------                 -----                    -----
  Net investment income (loss)                     (2,110)                  (12)                      --
                                               ----------                 -----                    -----
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                       (227)                   --                        2
 Net realized gain on distributions                   197                    --                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        220,575                   366                      111
                                               ----------                 -----                    -----
  Net gain (loss) on investments                  220,545                   366                      113
                                               ----------                 -----                    -----
  Net increase (decrease) in net assets
   resulting from operations                     $218,435                  $354                     $113
                                               ==========                 =====                    =====

(9)  Funded as of March 11, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                               FEDERATED           FEDERATED
                                            FEDERATED        FUND FOR U.S.          MID CAP
                                             EQUITY            GOVERNMENT           GROWTH
                                        INCOME FUND, INC    SECURITIES FUND     STRATEGIES FUND
                                        SUB-ACCOUNT (10)      SUB-ACCOUNT         SUB-ACCOUNT
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $278              $5,383                $92
                                             -------            --------            -------
EXPENSE:
 Mortality and expense risk charges             (102)             (1,393)              (343)
                                             -------            --------            -------
  Net investment income (loss)                   176               3,990               (251)
                                             -------            --------            -------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     1                   6              1,429
 Net realized gain on distributions               --                  --                 --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     1,914                 494              6,984
                                             -------            --------            -------
  Net gain (loss) on investments               1,915                 500              8,413
                                             -------            --------            -------
  Net increase (decrease) in net
   assets resulting from operations           $2,091              $4,490             $8,162
                                             =======            ========            =======


                                            FEDERATED                                 FEDERATED
                                           HIGH INCOME          FEDERATED            SHORT-TERM
                                            BOND FUND          KAUFMAN FUND          INCOME FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                    $2,028                $3,929               $9,563
                                             -------            ----------            ---------
EXPENSE:
 Mortality and expense risk charges             (275)              (12,355)              (1,112)
                                             -------            ----------            ---------
  Net investment income (loss)                 1,753                (8,426)               8,451
                                             -------            ----------            ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     1                 1,419                1,100
 Net realized gain on distributions               --                    --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     6,873               424,664               18,779
                                             -------            ----------            ---------
  Net gain (loss) on investments               6,874               426,083               19,879
                                             -------            ----------            ---------
  Net increase (decrease) in net
   assets resulting from operations           $8,627              $417,657              $28,330
                                             =======            ==========            =========

(10) Funded as of June 16, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                              FEDERATED             FEDERATED                FEDERATED
                                            TOTAL RETURN             CLOVER                INTERNATIONAL
                                              BOND FUND            VALUE FUND              LEADERS FUND
                                             SUB-ACCOUNT      SUB-ACCOUNT (11)(12)     SUB-ACCOUNT (13)(14)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $3,541                   $4                     $ --
                                               -------                -----                    -----
EXPENSE:
 Mortality and expense risk charges               (917)                  (2)                      (5)
                                               -------                -----                    -----
  Net investment income (loss)                   2,624                    2                       (5)
                                               -------                -----                    -----
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     205                  (60)                     168
 Net realized gain on distributions                 --                   --                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       4,665                   76                        3
                                               -------                -----                    -----
  Net gain (loss) on investments                 4,870                   16                      171
                                               -------                -----                    -----
  Net increase (decrease) in net assets
   resulting from operations                    $7,494                  $18                     $166
                                               =======                =====                    =====

(11) From inception August 20, 2009 to December 31, 2009.

(12) Effective September 18, 2009, Federated American Leaders Fund merged with Federated Clover Value Fund.

(13) From inception October 15, 2009 to December 31, 2009.

(14) Effective November 20, 2009, Federated International Equity Fund merged with Federated International Leaders Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                            FIDELITY VIP
                                               GROWTH           FIDELITY VIP        FIDELITY VIP
                                           OPPORTUNITIES          OVERSEAS        VALUE STRATEGIES
                                             PORTFOLIO            PORTFOLIO           PORTFOLIO
                                            SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                         $ --               $633                 $314
                                             ----------            -------            ---------
EXPENSE:
 Mortality and expense risk charges              (2,372)              (186)                (205)
                                             ----------            -------            ---------
  Net investment income (loss)                   (2,372)               447                  109
                                             ----------            -------            ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  (14,767)               400                 (152)
 Net realized gain on distributions                  --                 81                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      145,325              6,635               10,176
                                             ----------            -------            ---------
  Net gain (loss) on investments                130,558              7,116               10,024
                                             ----------            -------            ---------
  Net increase (decrease) in net
   assets resulting from operations            $128,186             $7,563              $10,133
                                             ==========            =======            =========

                                                                FIDELITY VIP
                                           FIDELITY VIP           GROWTH &             TEMPLETON
                                             BALANCED              INCOME              DEVELOPING
                                             PORTFOLIO            PORTFOLIO          MARKETS TRUST
                                            SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $5,799                  $63               $16,546
                                             ---------            ---------            ----------
EXPENSE:
 Mortality and expense risk charges             (1,685)                (825)               (5,575)
                                             ---------            ---------            ----------
  Net investment income (loss)                   4,114                 (762)               10,971
                                             ---------            ---------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  (1,819)              (1,634)                5,641
 Net realized gain on distributions                666                   --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      77,309               29,908               387,662
                                             ---------            ---------            ----------
  Net gain (loss) on investments                76,156               28,274               393,303
                                             ---------            ---------            ----------
  Net increase (decrease) in net
   assets resulting from operations            $80,270              $27,512              $404,274
                                             =========            =========            ==========

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                               FRANKLIN             FRANKLIN             TEMPLETON
                                                 HIGH               STRATEGIC             GLOBAL
                                              INCOME FUND          INCOME FUND           BOND FUND
                                              SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $6,299              $20,437              $19,770
                                               ---------            ---------            ---------
EXPENSE:
 Mortality and expense risk charges                 (862)              (4,246)              (4,886)
                                               ---------            ---------            ---------
  Net investment income (loss)                     5,437               16,191               14,884
                                               ---------            ---------            ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                       771                    9                  132
 Net realized gain on distributions                   --                   --                   --
  Net unrealized appreciation
   (depreciation) of investments during
   the year                                       19,147               63,257               62,457
                                               ---------            ---------            ---------
  Net gain (loss) on investments                  19,918               63,266               62,589
                                               ---------            ---------            ---------
  Net increase (decrease) in net assets
   resulting from operations                     $25,355              $79,457              $77,473
                                               =========            =========            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                              FRANKLIN               FRANKLIN
                                           U.S. GOVERNMENT          SMALL CAP               MUTUAL
                                           SECURITIES FUND          VALUE FUND          DISCOVERY FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT (15)
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $20,098                 $4,175               $36,260
                                              ---------             ----------            ----------
EXPENSE:
 Mortality and expense risk charges              (6,228)                (5,533)              (26,010)
                                              ---------             ----------            ----------
  Net investment income (loss)                   13,870                 (1,358)               10,250
                                              ---------             ----------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                       26                (10,149)                3,136
 Net realized gain on distributions                  --                     --                 1,067
  Net unrealized appreciation
   (depreciation) of investments
   during the year                                2,809                219,943               544,187
                                              ---------             ----------            ----------
  Net gain (loss) on investments                  2,835                209,794               548,390
                                              ---------             ----------            ----------
  Net increase (decrease) in net
   assets resulting from operations             $16,705               $208,436              $558,640
                                              =========             ==========            ==========


                                             TEMPLETON              FRANKLIN              FRANKLIN
                                            GROWTH FUND           INCOME FUND            GROWTH FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT (16)
--------------------------------------  -----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $29,164              $218,328                $2,705
                                             ----------            ----------             ---------
EXPENSE:
 Mortality and expense risk charges              (6,603)              (23,877)               (2,182)
                                             ----------            ----------             ---------
  Net investment income (loss)                   22,561               194,451                   523
                                             ----------            ----------             ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   14,060                   (51)                    1
 Net realized gain on distributions                  --                    --                    --
  Net unrealized appreciation
   (depreciation) of investments
   during the year                              375,998               726,130                84,387
                                             ----------            ----------             ---------
  Net gain (loss) on investments                390,058               726,079                84,388
                                             ----------            ----------             ---------
  Net increase (decrease) in net
   assets resulting from operations            $412,619              $920,530               $84,911
                                             ==========            ==========             =========

(15) Formerly Mutual Discovery Fund. Change effective May 1, 2009.

(16) Effective May 6, 2009, Franklin Capital Growth Fund merged with Franklin Growth Fund.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                              FRANKLIN             FRANKLIN
                                                TOTAL           BALANCE SHEET             MUTUAL
                                             RETURN FUND       INVESTMENT FUND          BEACON FUND
                                             SUB-ACCOUNT         SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $2,651               $36,230                $10,844
                                               -------            ----------            -----------
EXPENSE:
 Mortality and expense risk charges               (519)              (12,623)                (3,509)
                                               -------            ----------            -----------
  Net investment income (loss)                   2,132                23,607                  7,335
                                               -------            ----------            -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                       1                (3,629)              (149,409)
 Net realized gain on distributions                 --                    --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       6,160               663,633                275,877
                                               -------            ----------            -----------
  Net gain (loss) on investments                 6,161               660,004                126,468
                                               -------            ----------            -----------
  Net increase (decrease) in net assets
   resulting from operations                    $8,293              $683,611               $133,803
                                               =======            ==========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                          FRANKLIN
                                              FRANKLIN              FRANKLIN             TEMPLETON
                                               MUTUAL            SMALL-MID CAP          CONSERVATIVE
                                            SHARES FUND           GROWTH FUND              TARGET
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $68,801                  $ --               $21,516
                                             ----------            ----------            ----------
EXPENSE:
 Mortality and expense risk charges             (21,249)               (9,243)               (6,962)
                                             ----------            ----------            ----------
  Net investment income (loss)                   47,552                (9,243)               14,554
                                             ----------            ----------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   14,931               (63,481)                  406
 Net realized gain on distributions                  --                    --                 5,103
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      701,011               559,218               154,901
                                             ----------            ----------            ----------
  Net gain (loss) on investments                715,942               495,737               160,410
                                             ----------            ----------            ----------
  Net increase (decrease) in net
   assets resulting from operations            $763,494              $486,494              $174,964
                                             ==========            ==========            ==========

                                              FRANKLIN              FRANKLIN
                                             TEMPLETON             TEMPLETON
                                               GROWTH               MODERATE              TEMPLETON
                                            TARGET FUND           TARGET FUND            FOREIGN FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $33,102               $57,744                 $50,512
                                             ----------            ----------            ------------
EXPENSE:
 Mortality and expense risk charges             (12,465)              (22,721)                (19,073)
                                             ----------            ----------            ------------
  Net investment income (loss)                   20,637                35,023                  31,439
                                             ----------            ----------            ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (5,916)                6,146                 116,301
 Net realized gain on distributions                 587                20,088                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      446,936               513,367               1,014,584
                                             ----------            ----------            ------------
  Net gain (loss) on investments                441,607               539,601               1,130,885
                                             ----------            ----------            ------------
  Net increase (decrease) in net
   assets resulting from operations            $462,244              $574,624              $1,162,324
                                             ==========            ==========            ============

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                               FRANKLIN
                                            SMALL-MID CAP         GE PREMIER
                                                GROWTH              GROWTH          GOLDMAN SACHS
                                           SECURITIES FUND       EQUITY FUND        BALANCED FUND
                                             SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $ --                 $100             $1,348
                                               -------             --------            -------
EXPENSE:
 Mortality and expense risk charges               (118)                (198)              (373)
                                               -------             --------            -------
  Net investment income (loss)                    (118)                 (98)               975
                                               -------             --------            -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     (41)              (1,387)                 9
 Net realized gain on distributions                 --                   --                 --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       6,361                8,624              8,521
                                               -------             --------            -------
  Net gain (loss) on investments                 6,320                7,237              8,530
                                               -------             --------            -------
  Net increase (decrease) in net assets
   resulting from operations                    $6,202               $7,139             $9,505
                                               =======             ========            =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                          GOLDMAN SACHS      GOLDMAN SACHS      GOLDMAN SACHS
                                             CAPITAL          CORE FIXED       STRUCTURED U.S.
                                           GROWTH FUND        INCOME FUND        EQUITY FUND
                                           SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $ --               $735                $3
                                             -------            -------              ----
EXPENSE:
 Mortality and expense risk charges              (88)              (251)               (1)
                                             -------            -------              ----
  Net investment income (loss)                   (88)               484                 2
                                             -------            -------              ----
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    (1)                (1)               --
 Net realized gain on distributions               --                 --                --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     2,856              2,305                21
                                             -------            -------              ----
  Net gain (loss) on investments               2,855              2,304                21
                                             -------            -------              ----
  Net increase (decrease) in net
   assets resulting from operations           $2,767             $2,788               $23
                                             =======            =======              ====

                                           GOLDMAN SACHS        GOLDMAN SACHS           GOLDMAN SACHS
                                            GOVERNMENT             GROWTH &                GROWTH
                                            INCOME FUND          INCOME FUND         OPPORTUNITIES FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                     $25,937               $11,850                   $ --
                                             ---------            ----------              ---------
EXPENSE:
 Mortality and expense risk charges             (6,548)               (3,995)                  (623)
                                             ---------            ----------              ---------
  Net investment income (loss)                  19,389                 7,855                   (623)
                                             ---------            ----------              ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   1,255                  (974)                   907
 Net realized gain on distributions             21,994                    --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (5,163)              122,668                 47,340
                                             ---------            ----------              ---------
  Net gain (loss) on investments                18,086               121,694                 48,247
                                             ---------            ----------              ---------
  Net increase (decrease) in net
   assets resulting from operations            $37,475              $129,549                $47,624
                                             =========            ==========              =========

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                             GOLDMAN SACHS
                                             CONCENTRATED         GOLDMAN SACHS         GOLDMAN SACHS
                                             INTERNATIONAL           MID CAP              SMALL CAP
                                              EQUITY FUND           VALUE FUND            VALUE FUND
                                            SUB-ACCOUNT (1)        SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                         $25                 $36,495                $7,965
                                                 -----              ----------            ----------
EXPENSE:
 Mortality and expense risk charges                 (4)                (14,828)               (5,081)
                                                 -----              ----------            ----------
  Net investment income (loss)                      21                  21,667                 2,884
                                                 -----              ----------            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      --                  38,361                 7,090
 Net realized gain on distributions                 --                      --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         114                 874,624               291,163
                                                 -----              ----------            ----------
  Net gain (loss) on investments                   114                 912,985               298,253
                                                 -----              ----------            ----------
  Net increase (decrease) in net assets
   resulting from operations                      $135                $934,652              $301,137
                                                 =====              ==========            ==========

(1)  Funded as of March 5, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                           GOLDMAN SACHS        GOLDMAN SACHS        GOLDMAN SACHS
                                             STRATEGIC               HIGH              LARGE CAP
                                            GROWTH FUND           YIELD FUND          VALUE FUND
                                         SUB-ACCOUNT (17)        SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $1                 $40,515               $517
                                               -----              ----------            -------
EXPENSE:
 Mortality and expense risk charges              (12)                 (3,655)              (263)
                                               -----              ----------            -------
  Net investment income (loss)                   (11)                 36,860                254
                                               -----              ----------            -------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    --                   8,941                 16
 Net realized gain on distributions               --                      --                 --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       387                 129,552              7,820
                                               -----              ----------            -------
  Net gain (loss) on investments                 387                 138,493              7,836
                                               -----              ----------            -------
  Net increase (decrease) in net
   assets resulting from operations             $376                $175,353             $8,090
                                               =====              ==========            =======

                                           GOLDMAN SACHS         JOHN HANCOCK             HARTFORD
                                           SMALL/MID CAP          SMALL CAP               ADVISERS
                                            GROWTH FUND          EQUITY FUND              HLS FUND
                                          SUB-ACCOUNT (4)        SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  -----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $ --                  $ --                $159,228
                                             ---------            ----------            ------------
EXPENSE:
 Mortality and expense risk charges               (304)               (6,783)                (44,264)
                                             ---------            ----------            ------------
  Net investment income (loss)                    (304)               (6,783)                114,964
                                             ---------            ----------            ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      19               (15,865)               (214,528)
 Net realized gain on distributions                 --                    --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      16,682               509,604               1,923,065
                                             ---------            ----------            ------------
  Net gain (loss) on investments                16,701               493,739               1,708,537
                                             ---------            ----------            ------------
  Net increase (decrease) in net
   assets resulting from operations            $16,397              $486,956              $1,823,501
                                             =========            ==========            ============

(4)  From inception March 5, 2009 to December 31, 2009.

(17) Funded as of February 3, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                       HARTFORD                HARTFORD                HARTFORD
                                        TOTAL                  CAPITAL                 DIVIDEND
                                     RETURN BOND             APPRECIATION             AND GROWTH
                                       HLS FUND                HLS FUND                HLS FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $524,292                $210,232                $193,707
                                     ------------            ------------            ------------
EXPENSE:
 Mortality and expense risk
  charges                                 (77,199)               (138,000)                (56,934)
                                     ------------            ------------            ------------
  Net investment income (loss)            447,093                  72,232                 136,773
                                     ------------            ------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    53,654                 (88,972)               (278,795)
 Net realized gain on
  distributions                                --                      --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           1,245,287               8,750,887               2,061,471
                                     ------------            ------------            ------------
  Net gain (loss) on
   investments                          1,298,941               8,661,915               1,782,676
                                     ------------            ------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $1,746,034              $8,734,147              $1,919,449
                                     ============            ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     HARTFORD
                                      GLOBAL               HARTFORD               HARTFORD
                                     ADVISERS            GLOBAL EQUITY          GLOBAL HEALTH
                                     HLS FUND              HLS FUND               HLS FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $ --                 $3,250                 $5,163
                                    ----------            -----------            -----------
EXPENSE:
 Mortality and expense risk
  charges                                 (350)                (2,034)                (5,980)
                                    ----------            -----------            -----------
  Net investment income
   (loss)                                 (350)                 1,216                   (817)
                                    ----------            -----------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (35,518)               (10,034)                 7,071
 Net realized gain on
  distributions                             --                     --                  1,341
 Net unrealized appreciation
  (depreciation) of
  investments during the year           40,515                126,407                194,516
                                    ----------            -----------            -----------
  Net gain (loss) on
   investments                           4,997                116,373                202,928
                                    ----------            -----------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                           $4,647               $117,589               $202,111
                                    ==========            ===========            ===========

                                                       HARTFORD
                                    HARTFORD          DISCIPLINED           HARTFORD
                                 GLOBAL GROWTH          EQUITY               GROWTH
                                    HLS FUND           HLS FUND             HLS FUND
                                  SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $131                $27                $1,090
                                    --------            -------            ----------
EXPENSE:
 Mortality and expense risk
  charges                               (173)               (20)               (2,033)
                                    --------            -------            ----------
  Net investment income
   (loss)                                (42)                 7                  (943)
                                    --------            -------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  862                 10                (6,635)
 Net realized gain on
  distributions                           --                 --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          8,213                401                78,217
                                    --------            -------            ----------
  Net gain (loss) on
   investments                         9,075                411                71,582
                                    --------            -------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $9,033               $418               $70,639
                                    ========            =======            ==========

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                HARTFORD                                     HARTFORD
                                                 GROWTH                HARTFORD            INTERNATIONAL
                                             OPPORTUNITIES              INDEX                 GROWTH
                                                HLS FUND               HLS FUND              HLS FUND
                                            SUB-ACCOUNT (18)         SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                         $4,740                $136,053               $1,951
                                               ----------            ------------            ---------
EXPENSE:
 Mortality and expense risk charges               (11,346)                (41,350)                (977)
                                               ----------            ------------            ---------
  Net investment income (loss)                     (6,606)                 94,703                  974
                                               ----------            ------------            ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    (51,507)               (138,869)               1,561
 Net realized gain on distributions                    --                   3,316                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        424,717               1,630,880               25,377
                                               ----------            ------------            ---------
  Net gain (loss) on investments                  373,210               1,495,327               26,938
                                               ----------            ------------            ---------
  Net increase (decrease) in net assets
   resulting from operations                     $366,604              $1,590,030              $27,912
                                               ==========            ============            =========

(18) Effective October 2, 2009, Hartford LargeCap Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                              HARTFORD
                                           INTERNATIONAL             HARTFORD              HARTFORD
                                           OPPORTUNITIES              MIDCAP             MONEY MARKET
                                              HLS FUND               HLS FUND              HLS FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $27,422                 $36,741               $7,294
                                             ----------            ------------            ---------
EXPENSE:
 Mortality and expense risk charges              (9,460)                (29,981)             (80,656)
                                             ----------            ------------            ---------
  Net investment income (loss)                   17,962                   6,760              (73,362)
                                             ----------            ------------            ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  (22,606)                 (9,393)                  --
 Net realized gain on distributions                  --                      --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      386,209               1,765,857                   --
                                             ----------            ------------            ---------
  Net gain (loss) on investments                363,603               1,756,464                   --
                                             ----------            ------------            ---------
  Net increase (decrease) in net
   assets resulting from operations            $381,565              $1,763,224             $(73,362)
                                             ==========            ============            =========


                                              HARTFORD              HARTFORD                HARTFORD
                                           SMALL COMPANY         SMALLCAP GROWTH             STOCK
                                              HLS FUND              HLS FUND                HLS FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  -------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                         $221                   $34                  $85,133
                                             ----------             ---------             ------------
EXPENSE:
 Mortality and expense risk charges             (12,286)                 (851)                 (30,323)
                                             ----------             ---------             ------------
  Net investment income (loss)                  (12,065)                 (817)                  54,810
                                             ----------             ---------             ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (2,810)                1,398                   (7,133)
 Net realized gain on distributions                  --                    --                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      520,329                28,132                1,754,372
                                             ----------             ---------             ------------
  Net gain (loss) on investments                517,519                29,530                1,747,239
                                             ----------             ---------             ------------
  Net increase (decrease) in net
   assets resulting from operations            $505,454               $28,713               $1,802,049
                                             ==========             =========             ============

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                HARTFORD              HARTFORD           THE HARTFORD
                                            U.S. GOVERNMENT            VALUE                TARGET
                                               SECURITIES          OPPORTUNITIES          RETIREMENT
                                                HLS FUND              HLS FUND             2010 FUND
                                              SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                           $257                $9,366               $9,833
                                               ----------            ----------            ---------
EXPENSE:
 Mortality and expense risk charges               (12,869)               (5,642)              (1,931)
                                               ----------            ----------            ---------
  Net investment income (loss)                    (12,612)                3,724                7,902
                                               ----------            ----------            ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    (64,238)               15,146                   10
 Net realized gain on distributions                    --                    --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        100,989               303,565               36,506
                                               ----------            ----------            ---------
  Net gain (loss) on investments                   36,751               318,711               36,516
                                               ----------            ----------            ---------
  Net increase (decrease) in net assets
   resulting from operations                      $24,139              $322,435              $44,418
                                               ==========            ==========            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                            THE HARTFORD         THE HARTFORD
                                               TARGET               TARGET            THE HARTFORD
                                             RETIREMENT           RETIREMENT          DIVIDEND AND
                                             2020 FUND             2030 FUND           GROWTH FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT (4)
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $11,954               $6,574                $293
                                             ----------            ---------             -------
EXPENSE:
 Mortality and expense risk charges              (4,437)              (3,496)               (131)
                                             ----------            ---------             -------
  Net investment income (loss)                    7,517                3,078                 162
                                             ----------            ---------             -------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      264                  173                  30
 Net realized gain on distributions                  --                   --                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      125,704               91,357               6,992
                                             ----------            ---------             -------
  Net gain (loss) on investments                125,968               91,530               7,022
                                             ----------            ---------             -------
  Net increase (decrease) in net
   assets resulting from operations            $133,485              $94,608              $7,184
                                             ==========            =========             =======


                                           THE HARTFORD           THE HARTFORD              HARTFORD
                                               SMALL              TOTAL RETURN               GLOBAL
                                           COMPANY FUND             BOND FUND             HEALTH FUND
                                          SUB-ACCOUNT (4)     SUB-ACCOUNT (19)(20)      SUB-ACCOUNT (21)
--------------------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $ --                 $2,298                  $ --
                                              -------                -------                  ----
EXPENSE:
 Mortality and expense risk charges               (83)                  (709)                   --
                                              -------                -------                  ----
  Net investment income (loss)                    (83)                 1,589                    --
                                              -------                -------                  ----
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      3                  7,244                    --
 Net realized gain on distributions                --                     --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      4,112                     (5)                    3
                                              -------                -------                  ----
  Net gain (loss) on investments                4,115                  7,239                     3
                                              -------                -------                  ----
  Net increase (decrease) in net
   assets resulting from operations            $4,032                 $8,828                    $3
                                              =======                =======                  ====

(4)  From inception March 5, 2009 to December 31, 2009.

(19) Funded as of October 2, 2009.

(20) Effective October 2, 2009, Hartford Income Allocation Fund merged with Hartford Total Return Bond Fund.

(21) Funded as of October 26, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                              THE HARTFORD          THE HARTFORD          THE HARTFORD
                                                 GROWTH             EQUITY GROWTH           BALANCED
                                           OPPORTUNITIES FUND      ALLOCATION FUND      ALLOCATION FUND
                                            SUB-ACCOUNT (22)         SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                         $ --                  $1,093               $10,542
                                                  -----               ---------            ----------
EXPENSE:
 Mortality and expense risk charges                  (6)                 (1,208)               (5,230)
                                                  -----               ---------            ----------
  Net investment income (loss)                       (6)                   (115)                5,312
                                                  -----               ---------            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                       --                      76                    23
 Net realized gain on distributions                  --                      --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          260                  37,504               129,562
                                                  -----               ---------            ----------
  Net gain (loss) on investments                    260                  37,580               129,585
                                                  -----               ---------            ----------
  Net increase (decrease) in net assets
   resulting from operations                       $254                 $37,465              $134,897
                                                  =====               =========            ==========

(22) Funded as of October 6, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                           THE HARTFORD           THE HARTFORD           THE HARTFORD
                                           CONSERVATIVE             CAPITAL                 GROWTH
                                          ALLOCATION FUND      APPRECIATION FUND       ALLOCATION FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $8,291                   $ --                 $4,937
                                             ---------             ----------             ----------
EXPENSE:
 Mortality and expense risk charges             (2,878)               (19,092)                (3,646)
                                             ---------             ----------             ----------
  Net investment income (loss)                   5,413                (19,092)                 1,291
                                             ---------             ----------             ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     (17)                 7,123                     19
 Net realized gain on distributions                 --                     --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      53,250                779,488                103,803
                                             ---------             ----------             ----------
  Net gain (loss) on investments                53,233                786,611                103,822
                                             ---------             ----------             ----------
  Net increase (decrease) in net
   assets resulting from operations            $58,646               $767,519               $105,113
                                             =========             ==========             ==========

                                                                                      THE HARTFORD
                                                                   HARTFORD              TARGET
                                              HARTFORD            INFLATION            RETIREMENT
                                            MONEY MARKET          PLUS FUND            2015 FUND
                                          SUB-ACCOUNT (4)      SUB-ACCOUNT (4)      SUB-ACCOUNT (23)
--------------------------------------  --------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                         $33                 $71                  $598
                                              --------              ------               -------
EXPENSE:
 Mortality and expense risk charges             (1,157)                (45)                 (101)
                                              --------              ------               -------
  Net investment income (loss)                  (1,124)                 26                   497
                                              --------              ------               -------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      --                  --                    --
 Net realized gain on distributions                 --                  14                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          --                (181)                1,151
                                              --------              ------               -------
  Net gain (loss) on investments                    --                (167)                1,151
                                              --------              ------               -------
  Net increase (decrease) in net
   assets resulting from operations            $(1,124)              $(141)               $1,648
                                              ========              ======               =======

(4)  From inception March 5, 2009 to December 31, 2009.

(23) From inception January 15, 2009 to December 31, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                             THE HARTFORD         THE HARTFORD         THE HARTFORD
                                                TARGET                TAGET               TARGET
                                              RETIREMENT           RETIREMENT           RETIREMENT
                                               2025 FUND            2035 FUND            2040 FUND
                                           SUB-ACCOUNT (23)     SUB-ACCOUNT (23)     SUB-ACCOUNT (23)
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                         $61                  $316                 $186
                                                 -----               -------              -------
EXPENSE:
 Mortality and expense risk charges                (23)                  (52)                 (47)
                                                 -----               -------              -------
  Net investment income (loss)                      38                   264                  139
                                                 -----               -------              -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      --                    --                   23
 Net realized gain on distributions                 --                    --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         425                   839                  907
                                                 -----               -------              -------
  Net gain (loss) on investments                   425                   839                  930
                                                 -----               -------              -------
  Net increase (decrease) in net assets
   resulting from operations                      $463                $1,103               $1,069
                                                 =====               =======              =======

(23) From inception January 15, 2009 to December 31, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                            THE HARTFORD         THE HARTFORD
                                               TARGET               TARGET           HOTCHKIS AND WILEY
                                             RETIREMENT           RETIREMENT             LARGE CAP
                                             2045 FUND             2050 FUND             VALUE FUND
                                          SUB-ACCOUNT (23)      SUB-ACCOUNT (4)         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $7                   $38                  $14,986
                                                ----                 -----               ----------
EXPENSE:
 Mortality and expense risk charges               (2)                   (9)                  (3,206)
                                                ----                 -----               ----------
  Net investment income (loss)                     5                    29                   11,780
                                                ----                 -----               ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    --                    --                    6,993
 Net realized gain on distributions               --                    --                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        25                   198                  127,594
                                                ----                 -----               ----------
  Net gain (loss) on investments                  25                   198                  134,587
                                                ----                 -----               ----------
  Net increase (decrease) in net
   assets resulting from operations              $30                  $227                 $146,367
                                                ====                 =====               ==========


                                                                       AIM
                                              AIM V.I.              FINANCIAL               AIM
                                           TECHNOLOGY FUND        SERVICES FUND        LEISURE FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                         $ --               $10,317               $5,610
                                              ---------             ---------            ---------
EXPENSE:
 Mortality and expense risk charges                (272)               (1,764)              (2,041)
                                              ---------             ---------            ---------
  Net investment income (loss)                     (272)                8,553                3,569
                                              ---------             ---------            ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      (69)                8,850               (4,732)
 Net realized gain on distributions                  --                    --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       17,857                80,965               96,473
                                              ---------             ---------            ---------
  Net gain (loss) on investments                 17,788                89,815               91,741
                                              ---------             ---------            ---------
  Net increase (decrease) in net
   assets resulting from operations             $17,516               $98,368              $95,310
                                              =========             =========            =========

(4)  From inception March 5, 2009 to December 31, 2009.

(23) From inception January 15, 2009 to December 31, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                     IVY GLOBAL
                                                  AIM                 NATURAL            IVY LARGE CAP
                                            TECHNOLOGY FUND        RESOURCES FUND         GROWTH FUND
                                              SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                           $ --                  $ --               $1,094
                                               ----------            ----------            ---------
EXPENSE:
 Mortality and expense risk charges                (2,004)               (6,751)                (698)
                                               ----------            ----------            ---------
  Net investment income (loss)                     (2,004)               (6,751)                 396
                                               ----------            ----------            ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      5,150                 2,921                   10
 Net realized gain on distributions                    --                    --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        156,711               442,471               32,271
                                               ----------            ----------            ---------
  Net gain (loss) on investments                  161,861               445,392               32,281
                                               ----------            ----------            ---------
  Net increase (decrease) in net assets
   resulting from operations                     $159,857              $438,641              $32,677
                                               ==========            ==========            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                           IVY SCIENCE &          IVY ASSET           JANUS ASPEN
                                          TECHNOLOGY FUND       STRATEGY FUND       FORTY PORTFOLIO
                                            SUB-ACCOUNT        SUB-ACCOUNT (4)        SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $ --                 $65                    $732
                                              -------               -----              ----------
EXPENSE:
 Mortality and expense risk charges              (255)                (29)                (12,973)
                                              -------               -----              ----------
  Net investment income (loss)                   (255)                 36                 (12,241)
                                              -------               -----              ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    412                  (9)                (69,206)
 Net realized gain on distributions               258                  --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      8,397                 514                 764,399
                                              -------               -----              ----------
  Net gain (loss) on investments                9,067                 505                 695,193
                                              -------               -----              ----------
  Net increase (decrease) in net
   assets resulting from operations            $8,812                $541                $682,952
                                              =======               =====              ==========

                                            JANUS ASPEN            JANUS ASPEN           JANUS ASPEN
                                             WORLDWIDE             ENTERPRISE             BALANCED
                                             PORTFOLIO              PORTFOLIO             PORTFOLIO
                                          SUB-ACCOUNT (47)      SUB-ACCOUNT (24)         SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $4,590                  $ --                $7,230
                                             ----------             ---------             ---------
EXPENSE:
 Mortality and expense risk charges              (2,232)                 (164)               (1,616)
                                             ----------             ---------             ---------
  Net investment income (loss)                    2,358                  (164)                5,614
                                             ----------             ---------             ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  (13,130)               (4,724)                  351
 Net realized gain on distributions                  --                    --                 8,306
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      112,089                14,289                38,037
                                             ----------             ---------             ---------
  Net gain (loss) on investments                 98,959                 9,565                46,694
                                             ----------             ---------             ---------
  Net increase (decrease) in net
   assets resulting from operations            $101,317                $9,401               $52,308
                                             ==========             =========             =========

(4)  From inception March 5, 2009 to December 31, 2009.

(24) Formerly Janus Aspen Mid Cap Growth Portfolio. Change effective May 1,
     2009.

(47) Formerly Janus Aspen Worldwide Growth. Change effective May 1, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                              JANUS ASPEN                                    JANUS
                                                OVERSEAS               JANUS               FLEXIBLE
                                               PORTFOLIO           BALANCED FUND           BOND FUND
                                            SUB-ACCOUNT (25)      SUB-ACCOUNT (26)     SUB-ACCOUNT (27)
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                         $1,276                 $2                   $350
                                               ----------               ----                -------
EXPENSE:
 Mortality and expense risk charges                (1,578)                --                    (44)
                                               ----------               ----                -------
  Net investment income (loss)                       (302)                 2                    306
                                               ----------               ----                -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    (10,759)                --                    219
 Net realized gain on distributions                 5,911                 --                    180
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        130,826                 11                    427
                                               ----------               ----                -------
  Net gain (loss) on investments                  125,978                 11                    826
                                               ----------               ----                -------
  Net increase (decrease) in net assets
   resulting from operations                     $125,676                $13                 $1,132
                                               ==========               ====                =======

(25) Formerly Janus Aspen International Growth Portfolio. Change effective May 1, 2009.

(26) From inception July 2, 2009 to December 31, 2009.

(27) Formerly Janus Adviser Flexible Bond Fund. Change effective July 2, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                            JANUS
                                                JANUS                  JANUS               MID CAP
                                              FORTY FUND          WORLDWIDE FUND          VALUE FUND
                                           SUB-ACCOUNT (28)      SUB-ACCOUNT (29)      SUB-ACCOUNT (23)
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                           $ --              $14,613               $ --
                                             ------------            ---------               ----
EXPENSE:
 Mortality and expense risk charges               (23,515)              (1,262)                --
                                             ------------            ---------               ----
  Net investment income (loss)                    (23,515)              13,351                 --
                                             ------------            ---------               ----
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (140,370)             (35,532)                --
 Net realized gain on distributions                    --                   --                 --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      1,558,023               96,539                  1
                                             ------------            ---------               ----
  Net gain (loss) on investments                1,417,653               61,007                  1
                                             ------------            ---------               ----
  Net increase (decrease) in net
   assets resulting from operations            $1,394,138              $74,358                 $1
                                             ============            =========               ====

                                                                                                   JENNISON
                                                  JANUS                     JANUS                   MID-CAP
                                             ENTERPRISE FUND            OVERSEAS FUND          GROWTH FUND, INC.
                                          SUB-ACCOUNT (23)(30)       SUB-ACCOUNT (23)(31)       SUB-ACCOUNT (4)
--------------------------------------  --------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                           $ --                     $27,896                  $117
                                                ---------                ------------               -------
EXPENSE:
 Mortality and expense risk charges                (1,402)                    (23,297)                  (90)
                                                ---------                ------------               -------
  Net investment income (loss)                     (1,402)                      4,599                    27
                                                ---------                ------------               -------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      8,823                    (721,928)                    3
 Net realized gain on distributions                    --                          --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         54,465                   2,771,123                 2,904
                                                ---------                ------------               -------
  Net gain (loss) on investments                   63,288                   2,049,195                 2,907
                                                ---------                ------------               -------
  Net increase (decrease) in net
   assets resulting from operations               $61,886                  $2,053,794                $2,934
                                                =========                ============               =======

(4)  From inception March 5, 2009 to December 31, 2009.

(23) From inception January 15, 2009 to December 31, 2009.

(28) Formerly Janus Adviser Forty Fund. Change effective July 2, 2009.

(29) Formerly Janus Adviser Worldwide Fund. Change effective July 2, 2009.

(30) Effective July 2, 2009, Janus Adviser Mid Cap Growth Fund merged with Janus Enterprise Fund.

(31) Effective July 2, 2009, Janus Adviser International Growth Fund merged with Janus Overseas Fund.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                   JPMORGAN             JPMORGAN
                                            JENNISON 20/20           CORE               SMALL CAP
                                              FOCUS FUND           BOND FUND           EQUITY FUND
                                           SUB-ACCOUNT (4)      SUB-ACCOUNT (4)      SUB-ACCOUNT (4)
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $ --                 $118                  $106
                                                 ----                -----               -------
EXPENSE:
 Mortality and expense risk charges                --                  (27)                 (166)
                                                 ----                -----               -------
  Net investment income (loss)                     --                   91                   (60)
                                                 ----                -----               -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     --                   --                    (1)
 Net realized gain on distributions                --                   --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          9                  (82)                3,254
                                                 ----                -----               -------
  Net gain (loss) on investments                    9                  (82)                3,253
                                                 ----                -----               -------
  Net increase (decrease) in net assets
   resulting from operations                       $9                   $9                $3,193
                                                 ====                =====               =======

(4)  From inception March 5, 2009 to December 31, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                             JPMORGAN              JPMORGAN               KEELEY
                                             SMALL CAP            U.S. REAL             SMALL CAP
                                            GROWTH FUND          ESTATE FUND            VALUE FUND
                                          SUB-ACCOUNT (4)      SUB-ACCOUNT (4)         SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $ --                  $ --                 $2,175
                                              -------              --------             ----------
EXPENSE:
 Mortality and expense risk charges               (43)                   (4)                (4,386)
                                              -------              --------             ----------
  Net investment income (loss)                    (43)                   (4)                (2,211)
                                              -------              --------             ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     --                    --                  4,209
 Net realized gain on distributions                --                    --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      2,417                   114                203,783
                                              -------              --------             ----------
  Net gain (loss) on investments                2,417                   114                207,992
                                              -------              --------             ----------
  Net increase (decrease) in net
   assets resulting from operations            $2,374                  $110               $205,781
                                              =======              ========             ==========

                                                                                       LORD ABBETT
                                           LOOMIS SAYLES          LORD ABBETT          FUNDAMENTAL
                                             BOND FUND          AFFILIATED FUND        EQUITY FUND
                                          SUB-ACCOUNT (4)         SUB-ACCOUNT        SUB-ACCOUNT (32)
--------------------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $ --                $1,274                  $171
                                              --------             ---------            ----------
EXPENSE:
 Mortality and expense risk charges                 --                (3,036)               (4,088)
                                              --------             ---------            ----------
  Net investment income (loss)                      --                (1,762)               (3,917)
                                              --------             ---------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      --                 9,671                 8,725
 Net realized gain on distributions                 --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          --                64,561                98,747
                                              --------             ---------            ----------
  Net gain (loss) on investments                    --                74,232               107,472
                                              --------             ---------            ----------
  Net increase (decrease) in net
   assets resulting from operations               $ --               $72,470              $103,555
                                              ========             =========            ==========

(4)  From inception March 5, 2009 to December 31, 2009.

(32) Formerly Lord Abbett All Value Fund. Change effective July 1, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                              LORD ABBETT             LORD ABBETT            LORD ABBETT
                                                  BOND                  GROWTH                 CLASSIC
                                             DEBENTURE FUND       OPPORTUNITIES FUND         STOCK FUND
                                              SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT (33)
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $37,300                   $ --                  $375
                                               ----------              ---------               -------
EXPENSE:
 Mortality and expense risk charges                (4,869)                  (427)                 (390)
                                               ----------              ---------               -------
  Net investment income (loss)                     32,431                   (427)                  (15)
                                               ----------              ---------               -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                        621                      1                    (3)
 Net realized gain on distributions                    --                     --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        118,819                 15,312                 8,524
                                               ----------              ---------               -------
  Net gain (loss) on investments                  119,440                 15,313                 8,521
                                               ----------              ---------               -------
  Net increase (decrease) in net assets
   resulting from operations                     $151,871                $14,886                $8,506
                                               ==========              =========               =======

(33) Formerly Lord Abbett Large-Cap Core Fund. Change effective July 1, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                           LORD ABBETT         LORD ABBETT          LORD ABBETT
                                             CAPITAL              TOTAL              SMALL CAP
                                         STRUCTURE FUND        RETURN FUND           BLEND FUND
                                        SUB-ACCOUNT (34)       SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                    $1,420               $4,576                  $ --
                                             -------            ---------            ----------
EXPENSE:
 Mortality and expense risk charges             (427)              (1,335)              (10,058)
                                             -------            ---------            ----------
  Net investment income (loss)                   993                3,241               (10,058)
                                             -------            ---------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   439                  990                (4,709)
 Net realized gain on distributions               --                1,701                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     7,687                7,801               419,129
                                             -------            ---------            ----------
  Net gain (loss) on investments               8,126               10,492               414,420
                                             -------            ---------            ----------
  Net increase (decrease) in net
   assets resulting from operations           $9,119              $13,733              $404,362
                                             =======            =========            ==========

                                                                                    LEGG MASON
                                           LORD ABBETT         LORD ABBETT            CAPITAL
                                           DEVELOPING         INTERNATIONAL         MANAGEMENT
                                        GROWTH FUND, INC.   CORE EQUITY FUND     VALUE TRUST, INC.
                                           SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT (35)
--------------------------------------  -----------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $ --                 $951               $1,827
                                             -------            ---------            ---------
EXPENSE:
 Mortality and expense risk charges             (152)                (681)              (1,427)
                                             -------            ---------            ---------
  Net investment income (loss)                  (152)                 270                  400
                                             -------            ---------            ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    (1)                  (5)             (32,604)
 Net realized gain on distributions               --                   --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     4,388               37,290               96,945
                                             -------            ---------            ---------
  Net gain (loss) on investments               4,387               37,285               64,341
                                             -------            ---------            ---------
  Net increase (decrease) in net
   assets resulting from operations           $4,235              $37,555              $64,741
                                             =======            =========            =========

(34) Formerly Lord Abbett America's Value Fund. Change effective July 1, 2009.

(35) Formerly Legg Mason Value Trust Fund. Change effective October 5, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                               MARSHALL           MASSACHUSETTS
                                                MID-CAP          INVESTORS GROWTH          MFS HIGH
                                              VALUE FUND            STOCK FUND           INCOME FUND
                                              SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                          $830                $8,409               $53,804
                                               ---------            ----------            ----------
EXPENSE:
 Mortality and expense risk charges                 (547)               (8,281)               (3,956)
                                               ---------            ----------            ----------
  Net investment income (loss)                       283                   128                49,848
                                               ---------            ----------            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (13,560)              (14,325)               23,506
 Net realized gain on distributions                   --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        48,714               576,476               157,706
                                               ---------            ----------            ----------
  Net gain (loss) on investments                  35,154               562,151               181,212
                                               ---------            ----------            ----------
  Net increase (decrease) in net assets
   resulting from operations                     $35,437              $562,279              $231,060
                                               =========            ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                          MFS INTERNATIONAL
                                                 NEW               MFS MID CAP           MFS RESEARCH
                                           DISCOVERY FUND          GROWTH FUND        INTERNATIONAL FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $2,544                   $ --                $2,477
                                              ---------             ----------             ---------
EXPENSE:
 Mortality and expense risk charges              (1,458)                (3,657)                 (875)
                                              ---------             ----------             ---------
  Net investment income (loss)                    1,086                 (3,657)                1,602
                                              ---------             ----------             ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    2,183                (49,713)                  478
 Net realized gain on distributions                  --                     --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       66,855                215,268                23,472
                                              ---------             ----------             ---------
  Net gain (loss) on investments                 69,038                165,555                23,950
                                              ---------             ----------             ---------
  Net increase (decrease) in net
   assets resulting from operations             $70,124               $161,898               $25,552
                                              =========             ==========             =========


                                             MFS TOTAL               MFS                   MFS
                                            RETURN FUND         UTILITIES FUND          VALUE FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT (36)
--------------------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $5,518              $112,915               $30,987
                                             ---------            ----------            ----------
EXPENSE:
 Mortality and expense risk charges             (1,948)              (20,004)              (11,725)
                                             ---------            ----------            ----------
  Net investment income (loss)                   3,570                92,911                19,262
                                             ---------            ----------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      10               (38,416)               (7,971)
 Net realized gain on distributions                 --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      35,936               806,943               335,847
                                             ---------            ----------            ----------
  Net gain (loss) on investments                35,946               768,527               327,876
                                             ---------            ----------            ----------
  Net increase (decrease) in net
   assets resulting from operations            $39,516              $861,438              $347,138
                                             =========            ==========            ==========

(36) Effective July 24, 2009, MFS Strategic Value Fund merged with MFS Value
     Fund.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                               MFS MASSACHUSETTS
                                            MFS RESEARCH           INVESTORS               MFS CORE
                                              BOND FUND            TRUST FUND            GROWTH FUND
                                             SUB-ACCOUNT        SUB-ACCOUNT (4)        SUB-ACCOUNT (4)
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $1,073                  $8                   $ --
                                               -------                ----                   ----
EXPENSE:
 Mortality and expense risk charges               (258)                 (1)                    --
                                               -------                ----                   ----
  Net investment income (loss)                     815                   7                     --
                                               -------                ----                   ----
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     367                  --                     --
 Net realized gain on distributions                 --                  --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       2,109                  --                      4
                                               -------                ----                   ----
  Net gain (loss) on investments                 2,476                  --                      4
                                               -------                ----                   ----
  Net increase (decrease) in net assets
   resulting from operations                    $3,291                  $7                     $4
                                               =======                ====                   ====

(4)  From inception March 5, 2009 to December 31, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                              MFS CORE           MFS GOVERNMENT       MFS INTERNATIONAL
                                            EQUITY FUND          SECURITIES FUND          VALUE FUND
                                          SUB-ACCOUNT (37)         SUB-ACCOUNT         SUB-ACCOUNT (4)
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $5,756               $19,929                 $172
                                             ----------             ---------               ------
EXPENSE:
 Mortality and expense risk charges              (3,286)               (5,291)                 (41)
                                             ----------             ---------               ------
  Net investment income (loss)                    2,470                14,638                  131
                                             ----------             ---------               ------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (2,875)                   11                   --
 Net realized gain on distributions                  --                    --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      178,743                  (909)                (200)
                                             ----------             ---------               ------
  Net gain (loss) on investments                175,868                  (898)                (200)
                                             ----------             ---------               ------
  Net increase (decrease) in net
   assets resulting from operations            $178,338               $13,740                 $(69)
                                             ==========             =========               ======

                                                MFS              MFS CORE           MFS HIGH
                                          TECHNOLOGY FUND      EQUITY SERIES      INCOME SERIES
                                          SUB-ACCOUNT (4)       SUB-ACCOUNT        SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $ --                 $136             $1,970
                                               -----              -------            -------
EXPENSE:
 Mortality and expense risk charges               (8)                 (80)              (184)
                                               -----              -------            -------
  Net investment income (loss)                    (8)                  56              1,786
                                               -----              -------            -------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    --                    5                (16)
 Net realized gain on distributions               --                   --                 --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       115                3,289              7,791
                                               -----              -------            -------
  Net gain (loss) on investments                 115                3,294              7,775
                                               -----              -------            -------
  Net increase (decrease) in net
   assets resulting from operations             $107               $3,350             $9,561
                                               =====              =======            =======

(4)  From inception March 5, 2009 to December 31, 2009.

(37) Effective July 24, 2009, MFS New Endeavor Fund merged with MFS Core Equity Fund.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                            MFS INVESTORS                              BLACKROCK
                                               GROWTH           MFS UTILITIES            GLOBAL
                                            STOCK SERIES           SERIES           ALLOCATION FUND
                                             SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                         $25               $6,093               $59,031
                                               -------            ---------            ----------
EXPENSE:
 Mortality and expense risk charges                (47)                (821)              (14,814)
                                               -------            ---------            ----------
  Net investment income (loss)                     (22)               5,272                44,217
                                               -------            ---------            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      (1)              (2,147)                  (41)
 Net realized gain on distributions                 --                   --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       2,305               32,414               515,637
                                               -------            ---------            ----------
  Net gain (loss) on investments                 2,304               30,267               515,596
                                               -------            ---------            ----------
  Net increase (decrease) in net assets
   resulting from operations                    $2,282              $35,539              $559,813
                                               =======            =========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                             BLACKROCK            BLACKROCK             BLACKROCK
                                         GLOBAL FINANCIAL         LARGE CAP               VALUE
                                           SERVICES FUND          CORE FUND        OPPORTUNITIES FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $464               $2,740                  $19
                                             ---------            ---------              -------
EXPENSE:
 Mortality and expense risk charges               (474)              (1,071)                (190)
                                             ---------            ---------              -------
  Net investment income (loss)                     (10)               1,669                 (171)
                                             ---------            ---------              -------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                 (10,416)               3,190                    8
 Net realized gain on distributions                 --                   --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      30,349               45,174                4,282
                                             ---------            ---------              -------
  Net gain (loss) on investments                19,933               48,364                4,290
                                             ---------            ---------              -------
  Net increase (decrease) in net
   assets resulting from operations            $19,923              $50,033               $4,119
                                             =========            =========              =======

                                             BLACKROCK              BLACKROCK                MUNDER
                                             SMALL CAP            MID CAP VALUE           MIDCAP CORE
                                            GROWTH FUND        OPPORTUNITIES FUND         GROWTH FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $ --                   $764                    $574
                                             ---------              ---------              ----------
EXPENSE:
 Mortality and expense risk charges             (1,410)                (1,689)                 (2,051)
                                             ---------              ---------              ----------
  Net investment income (loss)                  (1,410)                  (925)                 (1,477)
                                             ---------              ---------              ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   6,039                    163                    (265)
 Net realized gain on distributions                 --                     --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      57,915                 67,389                 113,534
                                             ---------              ---------              ----------
  Net gain (loss) on investments                63,954                 67,552                 113,269
                                             ---------              ---------              ----------
  Net increase (decrease) in net
   assets resulting from operations            $62,544                $66,627                $111,792
                                             =========              =========              ==========

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                   NEUBERGER BERMAN            OAKMARK              OPPENHEIMER
                                       SOCIALLY             INTERNATIONAL             CAPITAL
                                    RESPONSIVE FUND         SMALL CAP FUND       APPRECIATION FUND
                                      SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                  $ --                 $26,261                   $ --
                                       ---------              ----------             ----------
EXPENSE:
 Mortality and expense risk
  charges                                   (366)                 (4,836)                (8,634)
                                       ---------              ----------             ----------
  Net investment income (loss)              (366)                 21,425                 (8,634)
                                       ---------              ----------             ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (2,055)                 (1,123)                13,833
 Net realized gain on
  distributions                               --                      --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             21,689                 699,284                476,484
                                       ---------              ----------             ----------
  Net gain (loss) on
   investments                            19,634                 698,161                490,317
                                       ---------              ----------             ----------
  Net increase (decrease) in
   net assets resulting from
   operations                            $19,268                $719,586               $481,683
                                       =========              ==========             ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                          OPPENHEIMER
                                    OPPENHEIMER          INTERNATIONAL         OPPENHEIMER
                                    GLOBAL FUND           GROWTH FUND        MAIN STREET FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $15,083                $1,142                $458
                                    -----------            ----------            --------
EXPENSE:
 Mortality and expense risk
  charges                               (17,557)               (1,261)               (287)
                                    -----------            ----------            --------
  Net investment income
   (loss)                                (2,474)                 (119)                171
                                    -----------            ----------            --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  90,810                 3,853                 212
 Net realized gain on
  distributions                              --                    --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           841,855                39,102               8,154
                                    -----------            ----------            --------
  Net gain (loss) on
   investments                          932,665                42,955               8,366
                                    -----------            ----------            --------
  Net increase (decrease) in
   net assets resulting from
   operations                          $930,191               $42,836              $8,537
                                    ===========            ==========            ========

                                  OPPENHEIMER           OPPENHEIMER            OPPENHEIMER
                                   STRATEGIC            MAIN STREET            DEVELOPING
                                  INCOME FUND         SMALL CAP FUND          MARKETS FUND
                                  SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $2,893                 $1,780                 $6,599
                                    --------            -----------            -----------
EXPENSE:
 Mortality and expense risk
  charges                               (523)                (5,331)                (6,831)
                                    --------            -----------            -----------
  Net investment income
   (loss)                              2,370                 (3,551)                  (232)
                                    --------            -----------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  562                  6,701                 12,411
 Net realized gain on
  distributions                           --                     --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          6,659                214,693                700,104
                                    --------            -----------            -----------
  Net gain (loss) on
   investments                         7,221                221,394                712,515
                                    --------            -----------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $9,591               $217,843               $712,283
                                    ========            ===========            ===========

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                   OPPENHEIMER           OPPENHEIMER
                                              OPPENHEIMER            CAPITAL            INTERNATIONAL
                                              EQUITY FUND          INCOME FUND            BOND FUND
                                              SUB-ACCOUNT        SUB-ACCOUNT (38)        SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                          $411                 $1                  $85,821
                                               ---------               ----               ----------
EXPENSE:
 Mortality and expense risk charges                 (490)                --                  (18,556)
                                               ---------               ----               ----------
  Net investment income (loss)                       (79)                 1                   67,265
                                               ---------               ----               ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                       107                 --                   (2,347)
 Net realized gain on distributions                   --                 --                   20,976
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        18,442                 13                  187,974
                                               ---------               ----               ----------
  Net gain (loss) on investments                  18,549                 13                  206,603
                                               ---------               ----               ----------
  Net increase (decrease) in net assets
   resulting from operations                     $18,470                $14                 $273,868
                                               =========               ====               ==========

(38) Funded as of February 9, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                            OPPENHEIMER            OPPENHEIMER           OPPENHEIMER
                                         SMALL- & MID- CAP         MAIN STREET          GOLD & SPECIAL
                                             VALUE FUND         OPPORTUNITY FUND         METALS FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                         $ --                $1,495                $13,751
                                             ----------             ---------             ----------
EXPENSE:
 Mortality and expense risk charges              (3,383)               (2,281)                (4,618)
                                             ----------             ---------             ----------
  Net investment income (loss)                   (3,383)                 (786)                 9,133
                                             ----------             ---------             ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      (64)                1,116                  1,796
 Net realized gain on distributions                  --                    --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      174,801                85,384                250,671
                                             ----------             ---------             ----------
  Net gain (loss) on investments                174,737                86,500                252,467
                                             ----------             ---------             ----------
  Net increase (decrease) in net
   assets resulting from operations            $171,354               $85,714               $261,600
                                             ==========             =========             ==========

                                            OPPENHEIMER           PUTNAM               PUTNAM
                                               REAL               GLOBAL                HIGH
                                            ESTATE FUND         EQUITY FUND          YIELD FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $733               $ --               $69,161
                                             ---------            -------            ----------
EXPENSE:
 Mortality and expense risk charges               (401)              (152)               (7,285)
                                             ---------            -------            ----------
  Net investment income (loss)                     332               (152)               61,876
                                             ---------            -------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   1,543               (507)               28,651
 Net realized gain on distributions                 --                 --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      18,056              6,450               280,041
                                             ---------            -------            ----------
  Net gain (loss) on investments                19,599              5,943               308,692
                                             ---------            -------            ----------
  Net increase (decrease) in net
   assets resulting from operations            $19,931             $5,791              $370,568
                                             =========            =======            ==========

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                  PUTNAM                 PUTNAM
                                             INTERNATIONAL NEW          SMALL CAP            PUTNAM VT
                                            OPPORTUNITIES FUND         VALUE FUND            VISTA FUND
                                                SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                          $1,598                 $3,531                  $ --
                                                 ---------              ---------            ----------
EXPENSE:
 Mortality and expense risk charges                 (1,055)                (1,394)               (1,924)
                                                 ---------              ---------            ----------
  Net investment income (loss)                         543                  2,137                (1,924)
                                                 ---------              ---------            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      (2,905)               (21,725)               (8,703)
 Net realized gain on distributions                     --                     --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          55,412                 93,312               101,828
                                                 ---------              ---------            ----------
  Net gain (loss) on investments                    52,507                 71,587                93,125
                                                 ---------              ---------            ----------
  Net increase (decrease) in net assets
   resulting from operations                       $53,050                $73,724               $91,201
                                                 =========              =========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                              PIONEER            PIONEER OAK         ALLIANZ NFJ
                                              EMERGING         RIDGE SMALL CAP        SMALL CAP
                                            MARKETS FUND         GROWTH FUND          VALUE FUND
                                            SUB-ACCOUNT        SUB-ACCOUNT (4)       SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                         $825             $ --                 $11,645
                                             ----------             ----              ----------
EXPENSE:
 Mortality and expense risk charges              (2,719)              (3)                 (3,456)
                                             ----------             ----              ----------
  Net investment income (loss)                   (1,894)              (3)                  8,189
                                             ----------             ----              ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      934               --                 (13,578)
 Net realized gain on distributions                  --               --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      133,570               63                 125,584
                                             ----------             ----              ----------
  Net gain (loss) on investments                134,504               63                 112,006
                                             ----------             ----              ----------
  Net increase (decrease) in net
   assets resulting from operations            $132,610              $60                $120,195
                                             ==========             ====              ==========

                                            ALLIANZ NFJ
                                             DIVIDEND           ALLIANZ CCM            PIMCO
                                            VALUE FUND         MID CAP FUND         TOTAL RETURN
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $8,836               $ --              $173,073
                                             ---------            -------            ----------
EXPENSE:
 Mortality and expense risk charges             (1,846)              (238)              (30,864)
                                             ---------            -------            ----------
  Net investment income (loss)                   6,990               (238)              142,209
                                             ---------            -------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      27                102                  (277)
 Net realized gain on distributions                 --                 --                62,374
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      66,401              5,714               197,491
                                             ---------            -------            ----------
  Net gain (loss) on investments                66,428              5,816               259,588
                                             ---------            -------            ----------
  Net increase (decrease) in net
   assets resulting from operations            $73,418             $5,578              $401,797
                                             =========            =======            ==========

(4)  From inception March 5, 2009 to December 31, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                 PIMCO
                                                EMERGING               PIMCO
                                                MARKETS                 REAL
                                               BOND FUND            RETURN FUND          PIONEER FUND
                                              SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT (39)
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $32,859               $99,124                $22
                                               ----------            ----------              -----
EXPENSE:
 Mortality and expense risk charges                (4,774)              (20,653)               (13)
                                               ----------            ----------              -----
  Net investment income (loss)                     28,085                78,471                  9
                                               ----------            ----------              -----
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                         70                 7,093                 --
 Net realized gain on distributions                    --                    --                 --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        103,825               440,650                135
                                               ----------            ----------              -----
  Net gain (loss) on investments                  103,895               447,743                135
                                               ----------            ----------              -----
  Net increase (decrease) in net assets
   resulting from operations                     $131,980              $526,214               $144
                                               ==========            ==========              =====

(39) Funded as of September 14, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                              PIONEER               PIONEER               PIONEER
                                                HIGH               STRATEGIC              MID CAP
                                             YIELD FUND           INCOME FUND            VALUE FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $58,785               $44,684                $8,382
                                             ----------            ----------            ----------
EXPENSE:
 Mortality and expense risk charges              (5,102)               (5,741)               (3,504)
                                             ----------            ----------            ----------
  Net investment income (loss)                   53,683                38,943                 4,878
                                             ----------            ----------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    5,968                 1,372                   554
 Net realized gain on distributions                  --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      348,031               142,358               198,062
                                             ----------            ----------            ----------
  Net gain (loss) on investments                353,999               143,730               198,616
                                             ----------            ----------            ----------
  Net increase (decrease) in net
   assets resulting from operations            $407,682              $182,673              $203,494
                                             ==========            ==========            ==========

                                                PIONEER               PUTNAM              PUTNAM
                                                GROWTH                EQUITY            HIGH YIELD
                                          OPPORTUNITIES FUND        INCOME FUND       ADVANTAGE FUND
                                         SUB-ACCOUNT (40)(41)       SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                          $ --                 $414              $1,268
                                               ---------              -------             -------
EXPENSE:
 Mortality and expense risk charges                 (956)                (248)               (169)
                                               ---------              -------             -------
  Net investment income (loss)                      (956)                 166               1,099
                                               ---------              -------             -------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (27,493)                  34                   1
 Net realized gain on distributions                   --                   --                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        73,935                6,883               3,234
                                               ---------              -------             -------
  Net gain (loss) on investments                  46,442                6,917               3,235
                                               ---------              -------             -------
  Net increase (decrease) in net
   assets resulting from operations              $45,486               $7,083              $4,334
                                               =========              =======             =======

(40) From inception August 13, 2009 to December 31, 2009.

(41) Effective August 28, 2009, Pioneer Small Cap Value Fund merged with Pioneer Growth Opportunities Fund.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                 PUTNAM
                                             INTERNATIONAL           PUTNAM            PUTNAM
                                              EQUITY FUND        INVESTORS FUND      VISTA FUND
                                              SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $40,621                $6              $ --
                                               ----------             -----             -----
EXPENSE:
 Mortality and expense risk charges                (5,383)               --               (21)
                                               ----------             -----             -----
  Net investment income (loss)                     35,238                 6               (21)
                                               ----------             -----             -----
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     (3,899)               --                 6
 Net realized gain on distributions                    --                --                --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        325,397                51               609
                                               ----------             -----             -----
  Net gain (loss) on investments                  321,498                51               615
                                               ----------             -----             -----
  Net increase (decrease) in net assets
   resulting from operations                     $356,736               $57              $594
                                               ==========             =====             =====

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                               PUTNAM
                                            INTERNATIONAL            PUTNAM                ROYCE
                                               CAPITAL              SMALL CAP              TOTAL
                                         OPPORTUNITIES FUND        GROWTH FUND          RETURN FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT (4)
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $371                   $ --                $12
                                               -------              ---------              -----
EXPENSE:
 Mortality and expense risk charges               (228)                  (324)               (10)
                                               -------              ---------              -----
  Net investment income (loss)                     143                   (324)                 2
                                               -------              ---------              -----
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     (11)                    (1)                 2
 Net realized gain on distributions                 --                     --                 --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       7,525                 11,834                280
                                               -------              ---------              -----
  Net gain (loss) on investments                 7,514                 11,833                282
                                               -------              ---------              -----
  Net increase (decrease) in net
   assets resulting from operations             $7,657                $11,509               $284
                                               =======              =========              =====

                                                                                      RIVERSOURCE
                                               ROYCE                                  DIVERSIFIED
                                               VALUE                 ROYCE              EQUITY
                                             PLUS FUND            VALUE FUND          INCOME FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT (4)       SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                         $ --               $ --                 $498
                                             ----------              -----              -------
EXPENSE:
 Mortality and expense risk charges              (2,879)               (18)                (279)
                                             ----------              -----              -------
  Net investment income (loss)                   (2,879)               (18)                 219
                                             ----------              -----              -------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   13,685                 (4)                   3
 Net realized gain on distributions                  --                 --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      148,128                489                8,263
                                             ----------              -----              -------
  Net gain (loss) on investments                161,813                485                8,266
                                             ----------              -----              -------
  Net increase (decrease) in net
   assets resulting from operations            $158,934               $467               $8,485
                                             ==========              =====              =======

(4)  From inception March 5, 2009 to December 31, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                   RIVERSOUCE           RIDGEWORTH
                                              RIVERSOURCE           PARTNERS             SMALL CAP
                                                MID CAP             SMALL CAP              VALUE
                                              VALUE FUND           VALUE FUND           EQUITY FUND
                                              SUB-ACCOUNT       SUB-ACCOUNT (42)      SUB-ACCOUNT (4)
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $2,000               $ --                 $ --
                                               ---------              -----                -----
EXPENSE:
 Mortality and expense risk charges                 (720)               (10)                  (3)
                                               ---------              -----                -----
  Net investment income (loss)                     1,280                (10)                  (3)
                                               ---------              -----                -----
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                        25                 21                    1
 Net realized gain on distributions                   --                 --                   --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                                 32,481                758                  110
                                               ---------              -----                -----
  Net gain (loss) on investments                  32,506                779                  111
                                               ---------              -----                -----
  Net increase (decrease) in net assets
   resulting from operations                     $33,786               $769                 $108
                                               =========              =====                =====

(4)  From inception March 5, 2009 to December 31, 2009.

(42) Funded as of June 8, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                            RIDGEWORTH           LEGG MASON
                                              MID-CAP            CLEARBRIDGE           DWS RREEF
                                               VALUE              SMALL CAP           REAL ESTATE
                                            EQUITY FUND          GROWTH FUND        SECURITIES FUND
                                          SUB-ACCOUNT (4)     SUB-ACCOUNT (43)     SUB-ACCOUNT (44)
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $25                  $ --                 $52
                                               -----               -------               -----
EXPENSE:
 Mortality and expense risk charges               (6)                 (214)                (12)
                                               -----               -------               -----
  Net investment income (loss)                    19                  (214)                 40
                                               -----               -------               -----
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    --                     7                  --
 Net realized gain on distributions               --                    --                  --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                                132                 6,346                 811
                                               -----               -------               -----
  Net gain (loss) on investments                 132                 6,353                 811
                                               -----               -------               -----
  Net increase (decrease) in net
   assets resulting from operations             $151                $6,139                $851
                                               =====               =======               =====

                                                DWS                  DWS
                                              DREMAN              EMERGING                SSGA
                                            HIGH RETURN         MARKETS FIXED           S&P 500
                                            EQUITY FUND          INCOME FUND           INDEX FUND
                                            SUB-ACCOUNT        SUB-ACCOUNT (4)        SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $4,419               $120                 $12,733
                                             ---------              -----              ----------
EXPENSE:
 Mortality and expense risk charges             (2,102)               (14)                 (4,025)
                                             ---------              -----              ----------
  Net investment income (loss)                   2,317                106                   8,708
                                             ---------              -----              ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  (5,924)                --                 (76,164)
 Net realized gain on distributions                 --                 --                      --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                               64,361                (57)                202,721
                                             ---------              -----              ----------
  Net gain (loss) on investments                58,437                (57)                126,557
                                             ---------              -----              ----------
  Net increase (decrease) in net
   assets resulting from operations            $60,754                $49                $135,265
                                             =========              =====              ==========

(4)  From inception March 5, 2009 to December 31, 2009.

(43) Formerly Legg Mason Partners Small Cap Growth Fund. Change effective October 5, 2009.

(44) Funded as of January 30, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                  DWS                                    LEGG MASON
                                               GROWTH &                DWS               CLEARBRIDGE
                                              INCOME VIP             GLOBAL              AGGRESSIVE
                                               PORTFOLIO          THEMATIC FUND          GROWTH FUND
                                              SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT (45)
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                          $762               $1,331                  $ --
                                               ---------            ---------             ---------
EXPENSE:
 Mortality and expense risk charges                 (218)                (825)                 (400)
                                               ---------            ---------             ---------
  Net investment income (loss)                       544                  506                  (400)
                                               ---------            ---------             ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    (2,848)                 279                   406
 Net realized gain on distributions                   --                   --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        11,049               50,639                21,833
                                               ---------            ---------             ---------
  Net gain (loss) on investments                   8,201               50,918                22,239
                                               ---------            ---------             ---------
  Net increase (decrease) in net assets
   resulting from operations                      $8,745              $51,424               $21,839
                                               =========            =========             =========

(45) Formerly Legg Mason Partners Aggressive Growth Fund. Change effective October 5, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                            LEGG MASON
                                             PARTNERS              LEGG MASON             LEGG MASON
                                            CLEARBRIDGE           CLEARBRIDGE             CLEARBRIDGE
                                            FUNDAMENTAL             MID CAP                SMALL CAP
                                            VALUE FUND             CORE FUND             GROWTH I FUND
                                         SUB-ACCOUNT (46)     SUB-ACCOUNT (4)(48)      SUB-ACCOUNT (49)
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $5                   $ --                     $ --
                                               -----                 ------                ---------
EXPENSE:
 Mortality and expense risk charges               (6)                   (30)                    (451)
                                               -----                 ------                ---------
  Net investment income (loss)                    (1)                   (30)                    (451)
                                               -----                 ------                ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     2                     (2)                      50
 Net realized gain on distributions               --                     --                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       139                    951                   17,355
                                               -----                 ------                ---------
  Net gain (loss) on investments                 141                    949                   17,405
                                               -----                 ------                ---------
  Net increase (decrease) in net
   assets resulting from operations             $140                   $919                  $16,954
                                               =====                 ======                =========


                                             BLACKROCK            THORNBURG
                                           SMALL/MID-CAP        INTERNATIONAL           THORNBURG
                                            GROWTH FUND           VALUE FUND            VALUE FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $ --               $12,231                $6,374
                                             ---------            ----------            ----------
EXPENSE:
 Mortality and expense risk charges             (1,322)              (12,376)               (3,372)
                                             ---------            ----------            ----------
  Net investment income (loss)                  (1,322)                 (145)                3,002
                                             ---------            ----------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    (262)                2,423                 2,986
 Net realized gain on distributions                 --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      33,926               462,283               140,295
                                             ---------            ----------            ----------
  Net gain (loss) on investments                33,664               464,706               143,281
                                             ---------            ----------            ----------
  Net increase (decrease) in net
   assets resulting from operations            $32,342              $464,561              $146,283
                                             =========            ==========            ==========

(4)  From inception March 5, 2009 to December 31, 2009.

(46) Formerly Legg Mason Partners Fundamental Value Fund. Change effective October 5, 2009.

(48) Formerly Legg Mason Partners Mid Cap Core Fund. Change effective October 5, 2009.

(49) Formerly Legg Mason Partners Small Cap Growth I Fund. Change effective October 5, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                               THORNBURG           T. ROWE PRICE
                                                  CORE                GROWTH             T. ROWE PRICE
                                              GROWTH FUND           STOCK FUND           EQUITY-INCOME
                                              SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT (50)
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                           $ --                 $ --                $2,313
                                               ----------            ---------             ---------
EXPENSE:
 Mortality and expense risk charges                (4,585)                (616)               (1,415)
                                               ----------            ---------             ---------
  Net investment income (loss)                     (4,585)                (616)                  898
                                               ----------            ---------             ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      1,559                    6                 2,280
 Net realized gain on distributions                    --                   --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        215,940               20,850                43,196
                                               ----------            ---------             ---------
  Net gain (loss) on investments                  217,499               20,856                45,476
                                               ----------            ---------             ---------
  Net increase (decrease) in net assets
   resulting from operations                     $212,914              $20,240               $46,374
                                               ==========            =========             =========

(50) Funded as of January 9, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                           T. ROWE PRICE         T. ROWE PRICE         T. ROWE PRICE
                                             RETIREMENT            RETIREMENT            RETIREMENT
                                             2010 FUND             2020 FUND             2030 FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $18,040               $38,416               $19,605
                                             ----------            ----------            ----------
EXPENSE:
 Mortality and expense risk charges              (5,444)              (13,447)               (9,078)
                                             ----------            ----------            ----------
  Net investment income (loss)                   12,596                24,969                10,527
                                             ----------            ----------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      745                    83                   624
 Net realized gain on distributions                  --                 2,556                 5,328
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      129,181               407,815               289,999
                                             ----------            ----------            ----------
  Net gain (loss) on investments                129,926               410,454               295,951
                                             ----------            ----------            ----------
  Net increase (decrease) in net
   assets resulting from operations            $142,522              $435,423              $306,478
                                             ==========            ==========            ==========

                                           T. ROWE PRICE         T. ROWE PRICE        T. ROWE PRICE
                                             RETIREMENT           RETIREMENT           RETIREMENT
                                             2040 FUND             2050 FUND           INCOME FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $9,027               $3,321               $3,230
                                             ----------            ---------            ---------
EXPENSE:
 Mortality and expense risk charges              (4,799)              (2,174)              (1,507)
                                             ----------            ---------            ---------
  Net investment income (loss)                    4,228                1,147                1,723
                                             ----------            ---------            ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                       (7)                (111)                   5
 Net realized gain on distributions               3,334                  884                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      162,767               73,757               21,450
                                             ----------            ---------            ---------
  Net gain (loss) on investments                166,094               74,530               21,455
                                             ----------            ---------            ---------
  Net increase (decrease) in net
   assets resulting from operations            $170,322              $75,677              $23,178
                                             ==========            =========            =========

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                     VICTORY              VICTORY
                                              UBS GLOBAL           DIVERSIFIED            SPECIAL
                                            ALLOCATION FUND        STOCK FUND            VALUE FUND
                                              SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                          $31                $2,423                $2,822
                                                -------             ---------            ----------
EXPENSE:
 Mortality and expense risk charges                 (24)               (2,338)               (6,400)
                                                -------             ---------            ----------
  Net investment income (loss)                        7                    85                (3,578)
                                                -------             ---------            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     (673)                 (289)                2,025
 Net realized gain on distributions                  --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        1,380                68,386               332,058
                                                -------             ---------            ----------
  Net gain (loss) on investments                    707                68,097               334,083
                                                -------             ---------            ----------
  Net increase (decrease) in net assets
   resulting from operations                       $714               $68,182              $330,505
                                                =======             =========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      VICTORY              VICTORY             VAN KAMPEN
                                   SMALL COMPANY         ESTABLISHED           SMALL CAP
                                 OPPORTUNITY FUND         VALUE FUND          GROWTH FUND
                                    SUB-ACCOUNT        SUB-ACCOUNT (4)        SUB-ACCOUNT
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $84                 $2                    $ --
                                     ---------               ----              ----------
EXPENSE:
 Mortality and expense risk
  charges                               (1,336)                (3)                 (3,474)
                                     ---------               ----              ----------
  Net investment income
   (loss)                               (1,252)                (1)                 (3,474)
                                     ---------               ----              ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    127                  1                     740
 Net realized gain on
  distributions                             --                 15                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           56,445                 52                 153,415
                                     ---------               ----              ----------
  Net gain (loss) on
   investments                          56,572                 68                 154,155
                                     ---------               ----              ----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $55,320                $67                $150,681
                                     =========               ====              ==========

                                                                              VAN KAMPEN
                                    VAN KAMPEN           VAN KAMPEN             EQUITY
                                  COMSTOCK FUND        ENTERPRISE FUND        GROWTH FUND
                                   SUB-ACCOUNT        SUB-ACCOUNT (51)        SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $47,388               $ --                   $ --
                                    ----------              -----              ---------
EXPENSE:
 Mortality and expense risk
  charges                               (8,284)               (23)                  (272)
                                    ----------              -----              ---------
  Net investment income
   (loss)                               39,104                (23)                  (272)
                                    ----------              -----              ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 25,329                 --                    126
 Net realized gain on
  distributions                             --                 --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          815,051                951                 16,630
                                    ----------              -----              ---------
  Net gain (loss) on
   investments                         840,380                951                 16,756
                                    ----------              -----              ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $879,484               $928                $16,484
                                    ==========              =====              =========

(4)  From inception March 5, 2009 to December 31, 2009.

(51) Funded as of March 13, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                      VAN KAMPEN             VAN KAMPEN           VAN KAMPEN
                                      EQUITY AND             GROWTH AND             MID CAP
                                     INCOME FUND            INCOME FUND           GROWTH FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $368,864                $6,831                 $ --
                                     ------------            ----------            ---------
EXPENSE:
 Mortality and expense risk
  charges                                 (77,626)               (4,392)              (1,680)
                                     ------------            ----------            ---------
  Net investment income (loss)            291,238                 2,439               (1,680)
                                     ------------            ----------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    68,732                    90                    4
 Net realized gain on
  distributions                                --                    --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           3,513,542               132,645               73,454
                                     ------------            ----------            ---------
  Net gain (loss) on
   investments                          3,582,274               132,735               73,458
                                     ------------            ----------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $3,873,512              $135,174              $71,778
                                     ============            ==========            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 VAN KAMPEN          VAN KAMPEN          VAN KAMPEN
                                U.S. MORTGAGE       REAL ESTATE           CAPITAL
                                    FUND          SECURITIES FUND       GROWTH FUND
                                 SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $19                $1,614              $ --
                                    -----            ----------            ------
EXPENSE:
 Mortality and expense risk
  charges                              (9)                 (585)              (15)
                                    -----            ----------            ------
  Net investment income
   (loss)                              10                 1,029               (15)
                                    -----            ----------            ------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 3                   397                 1
 Net realized gain on
  distributions                        --                    --                --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          28                27,628               571
                                    -----            ----------            ------
  Net gain (loss) on
   investments                         31                28,025               572
                                    -----            ----------            ------
  Net increase (decrease) in
   net assets resulting from
   operations                         $41               $29,054              $557
                                    =====            ==========            ======

                                   VAN KAMPEN         VAN KAMPEN          VAN KAMPEN
                                   SMALL CAP           AMERICAN             GLOBAL
                                   VALUE FUND         VALUE FUND        FRANCHISE FUND
                                SUB-ACCOUNT (4)    SUB-ACCOUNT (4)   SUB-ACCOUNT (52)(53)
-----------------------------  -----------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $8                $6                 $390
                                    --------            ------             --------
EXPENSE:
 Mortality and expense risk
  charges                                (76)               (7)                 (39)
                                    --------            ------             --------
  Net investment income
   (loss)                                (68)               (1)                 351
                                    --------            ------             --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    3                --                  753
 Net realized gain on
  distributions                           --                --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          1,832               183                  262
                                    --------            ------             --------
  Net gain (loss) on
   investments                         1,835               183                1,015
                                    --------            ------             --------
  Net increase (decrease) in
   net assets resulting from
   operations                         $1,767              $182               $1,366
                                    ========            ======             ========

(4)  From inception March 5, 2009 to December 31, 2009.

(52) From inception March 26, 2009 to December 31, 2009.

(53) Effective October 02, 2009, Van Kampen Global Value Equity merged with Van Kampen Global Franchise Fund.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                               SELIGMAN
                                            COMMUNICATIONS
                                            AND INFORMATION
                                                 FUND
                                              SUB-ACCOUNT
-------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                         $ --
                                                -------
EXPENSE:
 Mortality and expense risk charges                (138)
                                                -------
  Net investment income (loss)                     (138)
                                                -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                       (2)
 Net realized gain on distributions                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        9,514
                                                -------
  Net gain (loss) on investments                  9,512
                                                -------
  Net increase (decrease) in net assets
   resulting from operations                     $9,374
                                                =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                     LEGG MASON
                                                                      PARTNERS
                                                SELIGMAN             CLEARBRIDGE
                                                 GLOBAL               SMALL CAP             GROWTH             MODERATE
                                             TECHNOLOGY FUND         VALUE FUND         STRATEGY FUND        STRATEGY FUND
                                               SUB-ACCOUNT        SUB-ACCOUNT (54)     SUB-ACCOUNT (4)      SUB-ACCOUNT (4)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                           $ --                 $ --                 $4                 $36
                                                ---------              -------               ----                ----
EXPENSE:
 Mortality and expense risk charges                  (262)                (175)                (1)                 (6)
                                                ---------              -------               ----                ----
  Net investment income (loss)                       (262)                (175)                 3                  30
                                                ---------              -------               ----                ----
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      2,124                    6                 --                  --
 Net realized gain on distributions                    --                   47                 --                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          9,787                6,302                  7                  24
                                                ---------              -------               ----                ----
  Net gain (loss) on investments                   11,911                6,355                  7                  24
                                                ---------              -------               ----                ----
  Net increase (decrease) in net assets
   resulting from operations                      $11,649               $6,180                $10                 $54
                                                =========              =======               ====                ====

(4)  From inception March 5, 2009 to December 31, 2009.

(54) Formerly Legg Mason Partners Small Cap Value Fund. Change effective October 5, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                             AMERICAN CENTURY VP
                                                   EQUITY               AMERICAN CENTURY VP        AMERICAN CENTURY VP
                                                 INCOME FUND               ULTRA(R) FUND              BALANCED FUND
                                                 SUB-ACCOUNT                SUB-ACCOUNT                SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                        $129,671                    $(190)                    $2,294
 Net realized gain (loss) on security
  transactions                                        (64,909)                  (2,749)                        88
 Net realized gain on distributions                        --                       --                         --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                            624,776                   10,318                      4,654
                                                -------------                ---------                  ---------
 Net increase (decrease) in net assets
  resulting from operations                           689,538                    7,379                      7,036
                                                -------------                ---------                  ---------
UNIT TRANSACTIONS:
 Purchases                                          1,445,402                    4,126                         --
 Net transfers                                          3,859                     (621)                        --
 Surrenders for benefit payments and
  fees                                             (1,149,851)                  (5,447)                    (1,885)
 Net loan activity                                       (168)                      --                         --
                                                -------------                ---------                  ---------
 Net increase (decrease) in net assets
  resulting from unit transactions                    299,242                   (1,942)                    (1,885)
                                                -------------                ---------                  ---------
 Net increase (decrease) in net assets                988,780                    5,437                      5,151
NET ASSETS:
 Beginning of year                                  5,332,971                   27,403                     49,421
                                                -------------                ---------                  ---------
 End of year                                       $6,321,751                  $32,840                    $54,572
                                                =============                =========                  =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                      AMERICAN CENTURY VP        AMERICAN CENTURY VP
                                           AMERICAN CENTURY VP             SMALL CAP                LARGE COMPANY
                                           INTERNATIONAL FUND             VALUE FUND                 VALUE FUND
                                               SUB-ACCOUNT                SUB-ACCOUNT                SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                        $174                       $143                       $150
 Net realized gain (loss) on security
  transactions                                       (582)                      (908)                         5
 Net realized gain on distributions                    --                         --                         --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          4,242                      6,509                      4,402
                                                ---------                  ---------                  ---------
 Net increase (decrease) in net assets
  resulting from operations                         3,834                      5,744                      4,557
                                                ---------                  ---------                  ---------
UNIT TRANSACTIONS:
 Purchases                                             --                      2,245                     10,219
 Net transfers                                     (3,453)                       910                       (113)
 Surrenders for benefit payments and
  fees                                                 --                     (2,410)                      (177)
 Net loan activity                                     --                         --                         --
                                                ---------                  ---------                  ---------
 Net increase (decrease) in net assets
  resulting from unit transactions                 (3,453)                       745                      9,929
                                                ---------                  ---------                  ---------
 Net increase (decrease) in net assets                381                      6,489                     14,486
NET ASSETS:
 Beginning of year                                 13,395                     17,871                     15,392
                                                ---------                  ---------                  ---------
 End of year                                      $13,776                    $24,360                    $29,878
                                                =========                  =========                  =========

                                                                        AMERICAN CENTURY VP        AMERICAN CENTURY VP
                                            AMERICAN CENTURY VP         INFLATION-ADJUSTED               EQUITY
                                              VISTA(SM) FUND                 BOND FUND                 GROWTH FUND
                                                SUB-ACCOUNT                 SUB-ACCOUNT                SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $(2,391)                      $334                         $3
 Net realized gain (loss) on security
  transactions                                         (357)                         3                        650
 Net realized gain on distributions                      --                         --                         --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                           71,923                      4,079                      5,347
                                                -----------                  ---------                  ---------
 Net increase (decrease) in net assets
  resulting from operations                          69,175                      4,416                      6,000
                                                -----------                  ---------                  ---------
UNIT TRANSACTIONS:
 Purchases                                          280,952                     42,144                     20,934
 Net transfers                                      (28,781)                     4,054                        (35)
 Surrenders for benefit payments and
  fees                                              (28,895)                      (554)                    (7,392)
 Net loan activity                                      (28)                        --                         --
                                                -----------                  ---------                  ---------
 Net increase (decrease) in net assets
  resulting from unit transactions                  223,248                     45,644                     13,507
                                                -----------                  ---------                  ---------
 Net increase (decrease) in net assets              292,423                     50,060                     19,507
NET ASSETS:
 Beginning of year                                  133,256                     27,684                        907
                                                -----------                  ---------                  ---------
 End of year                                       $425,679                    $77,744                    $20,414
                                                ===========                  =========                  =========

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                            AMERICAN CENTURY VP
                                                  INCOME &             AMERICAN CENTURY VP       AMERICAN CENTURY VP
                                                GROWTH FUND                ULTRA FUND                 VALUE FUND
                                                SUB-ACCOUNT                SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $10,777                    $(1,848)                   $59,653
 Net realized gain (loss) on security
  transactions                                      (20,644)                   (67,867)                   (87,756)
 Net realized gain on distributions                      --                         --                         --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                           49,398                    217,210                    194,392
                                                 ----------                -----------               ------------
 Net increase (decrease) in net assets
  resulting from operations                          39,531                    147,495                    166,289
                                                 ----------                -----------               ------------
UNIT TRANSACTIONS:
 Purchases                                            8,593                     23,627                      6,976
 Net transfers                                      (87,465)                  (195,841)                  (489,947)
 Surrenders for benefit payments and
  fees                                              (19,088)                   (14,265)                   (66,341)
 Net loan activity                                   25,784                         --                     25,647
                                                 ----------                -----------               ------------
 Net increase (decrease) in net assets
  resulting from unit transactions                  (72,176)                  (186,479)                  (523,665)
                                                 ----------                -----------               ------------
 Net increase (decrease) in net assets              (32,645)                   (38,984)                  (357,376)
NET ASSETS:
 Beginning of year                                  301,235                    591,211                  1,302,541
                                                 ----------                -----------               ------------
 End of year                                       $268,590                   $552,227                   $945,165
                                                 ==========                ===========               ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                             AIM V.I.            AIM V.I.                AIM
                                             SMALL CAP           FINANCIAL              BASIC
                                            EQUITY FUND        SERVICES FUND          VALUE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $(100)               $50                 $20,181
 Net realized gain (loss) on security
  transactions                                  (9,860)                --                   2,707
 Net realized gain on distributions                 --                 --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       3,522                102                 552,161
                                             ---------            -------            ------------
 Net increase (decrease) in net assets
  resulting from operations                     (6,438)               152                 575,049
                                             ---------            -------            ------------
UNIT TRANSACTIONS:
 Purchases                                           3              1,200                 250,063
 Net transfers                                 (22,115)               332                 (84,675)
 Surrenders for benefit payments and
  fees                                              --                 --                 (63,180)
 Net loan activity                                  --                 --                      (2)
                                             ---------            -------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions             (22,112)             1,532                 102,206
                                             ---------            -------            ------------
 Net increase (decrease) in net assets         (28,550)             1,684                 677,255
NET ASSETS:
 Beginning of year                              42,875                494               1,046,977
                                             ---------            -------            ------------
 End of year                                   $14,325             $2,178              $1,724,232
                                             =========            =======            ============

                                                AIM                   AIM                   AIM
                                              EUROPEAN           INTERNATIONAL          MID CAP CORE
                                            GROWTH FUND           GROWTH FUND           EQUITY FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $3,074                $1,316                 $(992)
 Net realized gain (loss) on security
  transactions                                    1,977                  (717)                  345
 Net realized gain on distributions                  --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       83,422                48,089                36,070
                                             ----------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                      88,473                48,688                35,423
                                             ----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                      128,083               129,511                29,775
 Net transfers                                   23,254                46,869                 1,161
 Surrenders for benefit payments and
  fees                                          (22,527)              (57,788)               (1,584)
 Net loan activity                                   (2)                  (86)                   --
                                             ----------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions              128,808               118,506                29,352
                                             ----------            ----------            ----------
 Net increase (decrease) in net assets          217,281               167,194                64,775
NET ASSETS:
 Beginning of year                              126,290               102,970                96,397
                                             ----------            ----------            ----------
 End of year                                   $343,571              $270,164              $161,172
                                             ==========            ==========            ==========

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                   AIM                    AIM                    AIM
                                                SMALL CAP                 REAL                SMALL CAP
                                               GROWTH FUND            ESTATE FUND            EQUITY FUND
                                               SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $(2,760)                $20,134                 $(607)
 Net realized gain (loss) on security
  transactions                                      24,378                  32,713                   248
 Net realized gain on distributions                     --                      --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         121,953                 312,819                18,141
                                               -----------            ------------            ----------
 Net increase (decrease) in net assets
  resulting from operations                        143,571                 365,666                17,782
                                               -----------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                                         135,052                 588,886                97,484
 Net transfers                                       6,803                  (5,332)               38,616
 Surrenders for benefit payments and
  fees                                            (129,914)               (119,775)               (1,712)
 Net loan activity                                      --                    (128)                   (4)
                                               -----------            ------------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions                  11,941                 463,651               134,384
                                               -----------            ------------            ----------
 Net increase (decrease) in net assets             155,512                 829,317               152,166
NET ASSETS:
 Beginning of year                                 347,484                 745,976                13,097
                                               -----------            ------------            ----------
 End of year                                      $502,996              $1,575,293              $165,263
                                               ===========            ============            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                          AIM                               ALLIANCEBERNSTEIN VPS
                                        CAPITAL           DOMINI SOCIAL            BALANCED
                                   DEVELOPMENT FUND        EQUITY FUND         SHARES PORTFOLIO
                                    SUB-ACCOUNT (1)        SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $(36)                 $(2)                 $1,161
 Net realized gain (loss) on
  security transactions                      --                   (1)                (34,154)
 Net realized gain on
  distributions                              --                   --                      --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                           957                  861                  45,502
                                        -------              -------              ----------
 Net increase (decrease) in net
  assets resulting from
  operations                                921                  858                  12,509
                                        -------              -------              ----------
UNIT TRANSACTIONS:
 Purchases                                8,768                  638                  26,558
 Net transfers                               --                   --                 (19,959)
 Surrenders for benefit
  payments and fees                         (17)                 (13)                (67,067)
 Net loan activity                           --                   --                      --
                                        -------              -------              ----------
 Net increase (decrease) in net
  assets resulting from unit
  transactions                            8,751                  625                 (60,468)
                                        -------              -------              ----------
 Net increase (decrease) in net
  assets                                  9,672                1,483                 (47,959)
NET ASSETS:
 Beginning of year                           --                2,034                 130,977
                                        -------              -------              ----------
 End of year                             $9,672               $3,517                 $83,018
                                        =======              =======              ==========

                                   ALLIANCEBERNSTEIN VPS     ALLIANCEBERNSTEIN VPS     ALLIANCEBERNSTEIN VPS
                                        GROWTH AND               INTERNATIONAL             INTERNATIONAL
                                     INCOME PORTFOLIO           GROWTH PORTFOLIO          VALUE PORTFOLIO
                                        SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
-------------------------------  -----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                 $117                     $7,127                    $16,966
 Net realized gain (loss) on
  security transactions                        219                        555                     (8,975)
 Net realized gain on
  distributions                                 --                         --                         --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                            7,202                     92,231                    478,514
                                         ---------                 ----------               ------------
 Net increase (decrease) in net
  assets resulting from
  operations                                 7,538                     99,913                    486,505
                                         ---------                 ----------               ------------
UNIT TRANSACTIONS:
 Purchases                                  14,246                    135,418                    640,458
 Net transfers                              (3,716)                     4,173                    (31,568)
 Surrenders for benefit
  payments and fees                           (527)                   (73,864)                  (178,920)
 Net loan activity                              --                        (32)                       (99)
                                         ---------                 ----------               ------------
 Net increase (decrease) in net
  assets resulting from unit
  transactions                              10,003                     65,695                    429,871
                                         ---------                 ----------               ------------
 Net increase (decrease) in net
  assets                                    17,541                    165,608                    916,376
NET ASSETS:
 Beginning of year                          29,142                    213,657                  1,094,881
                                         ---------                 ----------               ------------
 End of year                               $46,683                   $379,265                 $2,011,257
                                         =========                 ==========               ============

(1)  Funded as of March 5, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                            ALLIANCEBERNSTEIN VPS                             ALLIANCEBERNSTEIN VPS
                                                   GLOBAL              ALLIANCEBERNSTEIN          SMALL/MID-CAP
                                               VALUE PORTFOLIO            GROWTH FUND           GROWTH PORTFOLIO
                                                 SUB-ACCOUNT            SUB-ACCOUNT (2)            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                          $459                     $(86)                   $(328)
 Net realized gain (loss) on security
  transactions                                       (6,903)                      --                        2
 Net realized gain on distributions                      --                       --                       --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                                    26,167                    4,742                   13,774
                                                  ---------                ---------                ---------
 Net increase (decrease) in net assets
  resulting from operations                          19,723                    4,656                   13,448
                                                  ---------                ---------                ---------
UNIT TRANSACTIONS:
 Purchases                                           29,161                   22,640                   15,276
 Net transfers                                      (10,449)                      33                       --
 Surrenders for benefit payments and
  fees                                                 (314)                     (25)                    (351)
 Net loan activity                                       (2)                      --                      (10)
                                                  ---------                ---------                ---------
 Net increase (decrease) in net assets
  resulting from unit transactions                   18,396                   22,648                   14,915
                                                  ---------                ---------                ---------
 Net increase (decrease) in net assets               38,119                   27,304                   28,363
NET ASSETS:
 Beginning of year                                   61,648                       --                   19,452
                                                  ---------                ---------                ---------
 End of year                                        $99,767                  $27,304                  $47,815
                                                  =========                =========                =========

(2)  Funded as of February 2, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   ALLIANCEBERNSTEIN VPS
                                       SMALL-MID CAP         ALLIANCEBERNSTEIN    ALLIANCEBERNSTEIN 2015
                                      VALUE PORTFOLIO           VALUE FUND          RETIREMENT STRATEGY
                                        SUB-ACCOUNT           SUB-ACCOUNT (3)         SUB-ACCOUNT (4)
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                $(141)                   $(71)                    $9
 Net realized gain (loss) on
  security transactions                         36                   3,446                      1
 Net realized gain on
  distributions                                 --                      --                     --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                           14,693                      (1)                     7
                                         ---------               ---------                -------
 Net increase (decrease) in net
  assets resulting from
  operations                                14,588                   3,374                     17
                                         ---------               ---------                -------
UNIT TRANSACTIONS:
 Purchases                                  56,543                   9,091                  1,013
 Net transfers                                (614)                (12,328)                    --
 Surrenders for benefit
  payments and fees                           (910)                     (6)                   (34)
 Net loan activity                              --                      --                     --
                                         ---------               ---------                -------
 Net increase (decrease) in net
  assets resulting from unit
  transactions                              55,019                  (3,243)                   979
                                         ---------               ---------                -------
 Net increase (decrease) in net
  assets                                    69,607                     131                    996
NET ASSETS:
 Beginning of year                           6,291                      --                     --
                                         ---------               ---------                -------
 End of year                               $75,898                    $131                   $996
                                         =========               =========                =======


                                  ALLIANCEBERNSTEIN 2025     ALLIANCEBERNSTEIN 2035     ALLIANCEBERNSTEIN 2045
                                    RETIREMENT STRATEGY        RETIREMENT STRATEGY        RETRIEMENT STRATEGY
                                      SUB-ACCOUNT (4)            SUB-ACCOUNT (4)            SUB-ACCOUNT (4)
-------------------------------  -------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                 $2                          $5                         $3
 Net realized gain (loss) on
  security transactions                       --                           1                         --
 Net realized gain on
  distributions                               --                           3                          2
 Net unrealized appreciation
  (depreciation) of investments
  during the year                              3                          20                          6
                                           -----                     -------                    -------
 Net increase (decrease) in net
  assets resulting from
  operations                                   5                          29                         11
                                           -----                     -------                    -------
UNIT TRANSACTIONS:
 Purchases                                   243                       3,589                      1,471
 Net transfers                                --                          --                         --
 Surrenders for benefit
  payments and fees                           (4)                        (45)                       (26)
 Net loan activity                            --                          --                         --
                                           -----                     -------                    -------
 Net increase (decrease) in net
  assets resulting from unit
  transactions                               239                       3,544                      1,445
                                           -----                     -------                    -------
 Net increase (decrease) in net
  assets                                     244                       3,573                      1,456
NET ASSETS:
 Beginning of year                            --                          --                         --
                                           -----                     -------                    -------
 End of year                                $244                      $3,573                     $1,456
                                           =====                     =======                    =======

(3)  Funded as of February 19, 2009.

(4)  From inception March 5, 2009 to December 31, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                           ALLIANCEBERNSTEIN 2020     ALLIANCEBERNSTEIN 2030     ALLIANCEBERNSTEIN 2040
                                             RETIREMENT STRATEGY        RETIREMENT STRATEGY        RETIREMENT STRATEGY
                                               SUB-ACCOUNT (4)            SUB-ACCOUNT (4)            SUB-ACCOUNT (4)
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                          $43                        $21                         $6
 Net realized gain (loss) on security
  transactions                                          --                          1                         --
 Net realized gain on distributions                     --                         --                          4
 Net unrealized appreciation
  (depreciation) of investments
  during the year                                       --                         49                         32
                                                   -------                    -------                    -------
 Net increase (decrease) in net assets
  resulting from
  operations                                            43                         71                         42
                                                   -------                    -------                    -------
UNIT TRANSACTIONS:
 Purchases                                           9,683                      4,861                      9,311
 Net transfers                                          --                         --                         --
 Surrenders for benefit payments and
  fees                                                 (35)                       (49)                       (25)
 Net loan activity                                      --                         --                         --
                                                   -------                    -------                    -------
 Net increase (decrease) in net assets
  resulting from unit transactions                   9,648                      4,812                      9,286
                                                   -------                    -------                    -------
 Net increase (decrease) in net assets               9,691                      4,883                      9,328
NET ASSETS:
 Beginning of year                                      --                         --                         --
                                                   -------                    -------                    -------
 End of year                                        $9,691                     $4,883                     $9,328
                                                   =======                    =======                    =======

(4)  From inception March 5, 2009 to December 31, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                  AMERICAN FUNDS          AMERICAN FUNDS
                                           AMERICAN FUNDS            AMERICAN             CAPITAL INCOME
                                             AMCAP FUND           BALANCED FUND            BUILDER FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $(1,074)                $29,441                 $249,960
 Net realized gain (loss) on security
  transactions                                      373                  (6,687)                    (125)
 Net realized gain on distributions                  --                      --                       --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                               139,691                 522,940                1,476,055
                                             ----------            ------------            -------------
 Net increase (decrease) in net assets
  resulting from
  operations                                    138,990                 545,694                1,725,890
                                             ----------            ------------            -------------
UNIT TRANSACTIONS:
 Purchases                                      381,489               2,270,343                5,273,684
 Net transfers                                    1,264                 141,591                   48,728
 Surrenders for benefit payments and
  fees                                          (22,477)               (104,032)                (492,544)
 Net loan activity                                  (66)                   (303)                    (636)
                                             ----------            ------------            -------------
 Net increase (decrease) in net assets
  resulting from unit transactions              360,210               2,307,599                4,829,232
                                             ----------            ------------            -------------
 Net increase (decrease) in net assets          499,200               2,853,293                6,555,122
NET ASSETS:
 Beginning of year                              134,491                 493,795                4,659,979
                                             ----------            ------------            -------------
 End of year                                   $633,691              $3,347,088              $11,215,101
                                             ==========            ============            =============

                                            AMERICAN FUNDS          AMERICAN FUNDS          AMERICAN FUNDS
                                             EUROPACIFIC             FUNDAMENTAL                 NEW
                                             GROWTH FUND            INVESTORS FUND         PERSPECTIVE FUND
                                             SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $97,275                 $15,132                  $7,737
 Net realized gain (loss) on security
  transactions                                     40,795                  (2,251)                  1,104
 Net realized gain on distributions                    --                      --                      --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                               1,797,785               1,107,809                 438,766
                                             ------------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from
  operations                                    1,935,855               1,120,690                 447,607
                                             ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                      5,279,139               3,200,559               1,060,627
 Net transfers                                     72,721                  96,208                 103,977
 Surrenders for benefit payments and
  fees                                           (306,408)               (159,719)                (35,903)
 Net loan activity                                   (324)                   (106)                    (84)
                                             ------------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions              5,045,128               3,136,942               1,128,617
                                             ------------            ------------            ------------
 Net increase (decrease) in net assets          6,980,983               4,257,632               1,576,224
NET ASSETS:
 Beginning of year                              2,379,889               1,149,382                 427,878
                                             ------------            ------------            ------------
 End of year                                   $9,360,872              $5,407,014              $2,004,102
                                             ============            ============            ============

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                    AMERICAN FUNDS          AMERICAN FUNDS           AMERICAN FUNDS
                                    THE BOND FUND           THE GROWTH FUND         THE INCOME FUND
                                      OF AMERICA            OF AMERICA FUND            OF AMERICA
                                     SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $94,350                  $37,658                $108,219
 Net realized gain (loss) on
  security transactions                     3,202                   30,529                  (5,027)
 Net realized gain on
  distributions                                --                       --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                    294,472                4,530,519                 667,802
                                     ------------            -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              392,024                4,598,706                 770,994
                                     ------------            -------------            ------------
UNIT TRANSACTIONS:
 Purchases                              2,710,052               11,617,283               2,200,877
 Net transfers                            (87,674)                 311,562                 134,834
 Surrenders for benefit
  payments and fees                      (140,115)              (1,129,580)               (168,527)
 Net loan activity                           (503)                  (1,283)                   (272)
                                     ------------            -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     2,481,760               10,797,982               2,166,912
                                     ------------            -------------            ------------
 Net increase (decrease) in
  net assets                            2,873,784               15,396,688               2,937,906
NET ASSETS:
 Beginning of year                      1,397,237                6,920,327               1,307,106
                                     ------------            -------------            ------------
 End of year                           $4,271,021              $22,317,015              $4,245,012
                                     ============            =============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   AMERICAN FUNDS
                                   THE INVESTMENT         AMERICAN FUNDS         AMERICAN FUNDS
                                      COMPANY                THE NEW               WASHINGTON
                                     OF AMERICA            ECONOMY FUND         MUTUAL INVESTORS
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $29,438               $(1,133)                $20,982
 Net realized gain (loss) on
  security transactions                   (1,259)               (7,060)                  3,064
 Net realized gain on
  distributions                               --                    --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                   642,675               186,801                 239,674
                                    ------------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             670,854               178,608                 263,720
                                    ------------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                             1,905,457               212,036                 854,748
 Net transfers                            56,764                26,670                  (3,984)
 Surrenders for benefit
  payments and fees                      (89,064)              (28,764)                (37,794)
 Net loan activity                          (178)                  (19)                   (207)
                                    ------------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    1,872,979               209,923                 812,763
                                    ------------            ----------            ------------
 Net increase (decrease) in
  net assets                           2,543,833               388,531               1,076,483
NET ASSETS:
 Beginning of year                       974,983               320,053                 380,051
                                    ------------            ----------            ------------
 End of year                          $3,518,816              $708,584              $1,456,534
                                    ============            ==========            ============

                                                         AMERICAN FUNDS
                                  AMERICAN FUNDS         CAPITAL WORLD          AMERICAN FUNDS
                                     AMERICAN               GROWTH &               SMALLCAP
                                   MUTUAL FUND            INCOME FUND             WORLD FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $7,478                $103,098                 $(453)
 Net realized gain (loss) on
  security transactions                    503                   5,053                   675
 Net realized gain on
  distributions                             --                      --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                 118,650               1,733,385               149,062
                                    ----------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                           126,631               1,841,536               149,284
                                    ----------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                             462,260               3,415,816               188,048
 Net transfers                           1,226                 (46,578)               10,215
 Surrenders for benefit
  payments and fees                    (33,190)               (442,234)              (18,001)
 Net loan activity                         (31)                   (448)                  (14)
                                    ----------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    430,265               2,926,556               180,248
                                    ----------            ------------            ----------
 Net increase (decrease) in
  net assets                           556,896               4,768,092               329,532
NET ASSETS:
 Beginning of year                      91,290               3,928,160               163,587
                                    ----------            ------------            ----------
 End of year                          $648,186              $8,696,252              $493,119
                                    ==========            ============            ==========

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                       ARIEL                                      ARTISAN
                                    APPRECIATION                                  MID CAP
                                        FUND              ARIEL FUND            VALUE FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(200)               $(129)               $(1,194)
 Net realized gain (loss) on
  security transactions                     314                  179                (40,027)
 Net realized gain on
  distributions                              --                   --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            22,277                8,846                233,941
                                     ----------            ---------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                             22,391                8,896                192,720
                                     ----------            ---------            -----------
UNIT TRANSACTIONS:
 Purchases                               13,745                4,771                 92,946
 Net transfers                           39,046               20,689                 (8,725)
 Surrenders for benefit
  payments and fees                      (2,906)                 (22)              (158,816)
 Net loan activity                           --                   --                    (44)
                                     ----------            ---------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      49,885               25,438                (74,639)
                                     ----------            ---------            -----------
 Net increase (decrease) in
  net assets                             72,276               34,334                118,081
NET ASSETS:
 Beginning of year                       29,563                8,365                583,883
                                     ----------            ---------            -----------
 End of year                           $101,839              $42,699               $701,964
                                     ==========            =========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   LIFEPATH 2020           LIFEPATH 2030           LIFEPATH 2040
                                     PORTFOLIO               PORTFOLIO               PORTFOLIO
                                    SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $122,024                 $94,161                 $71,213
 Net realized gain (loss) on
  security transactions                   (1,628)                 (2,773)                 21,558
 Net realized gain on
  distributions                               --                      --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            941,360                 967,014                 882,096
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                           1,061,756               1,058,402                 974,867
                                    ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                             3,917,662               2,659,781               2,104,884
 Net transfers                            57,030                  43,810                 (11,706)
 Surrenders for benefit
  payments and fees                     (362,776)               (336,888)               (144,403)
 Net loan activity                        (1,453)                 (1,583)                   (753)
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    3,610,463               2,365,120               1,948,022
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets                           4,672,219               3,423,522               2,922,889
NET ASSETS:
 Beginning of year                     2,329,883               2,443,184               2,162,884
                                    ------------            ------------            ------------
 End of year                          $7,002,102              $5,866,706              $5,085,773
                                    ============            ============            ============

                                      LIFEPATH                                   BLACKROCK
                                     RETIREMENT               BARON                EQUITY
                                     PORTFOLIO           SMALL CAP FUND        DIVIDEND FUND
                                  SUB-ACCOUNT (5)          SUB-ACCOUNT        SUB-ACCOUNT (4)
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $59,470                $(395)                 $577
 Net realized gain (loss) on
  security transactions                   (1,957)              (6,485)                    7
 Net realized gain on
  distributions                               --                    3                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            384,378               17,402                 7,239
                                    ------------            ---------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             441,891               10,525                 7,823
                                    ------------            ---------            ----------
UNIT TRANSACTIONS:
 Purchases                             1,473,923               21,293                44,315
 Net transfers                          (223,428)             (18,096)               49,442
 Surrenders for benefit
  payments and fees                     (199,561)              (4,219)                 (944)
 Net loan activity                          (236)                  (7)                   --
                                    ------------            ---------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    1,050,698               (1,029)               92,813
                                    ------------            ---------            ----------
 Net increase (decrease) in
  net assets                           1,492,589                9,496               100,636
NET ASSETS:
 Beginning of year                     1,580,154               51,719                    --
                                    ------------            ---------            ----------
 End of year                          $3,072,743              $61,215              $100,636
                                    ============            =========            ==========

(4)  From inception March 5, 2009 to December 31, 2009.

(5) Effective November 20, 2009, LifePath 2010 Portfolio merged with LifePath Retirement Portfolio.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                     BLACKROCK             BLACKROCK
                                     GOVERNMENT          MID CAP VALUE         CALVERT SOCIAL
                                    INCOME FUND            PORTFOLIO         BALANCED PORTFOLIO
                                    SUB-ACCOUNT         SUB-ACCOUNT (4)         SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $6,968               $ --                   $4,428
 Net realized gain (loss) on
  security transactions                    (148)                --                       44
 Net realized gain on
  distributions                              88                 --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (7,461)                 4                   59,542
                                     ----------              -----               ----------
 Net increase (decrease) in
  net assets resulting from
  operations                               (553)                 4                   64,014
                                     ----------              -----               ----------
UNIT TRANSACTIONS:
 Purchases                               73,026                172                    3,835
 Net transfers                           24,867                 --                   (7,502)
 Surrenders for benefit
  payments and fees                     (39,229)                (2)                  (5,819)
 Net loan activity                           --                 --                       --
                                     ----------              -----               ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      58,664                170                   (9,486)
                                     ----------              -----               ----------
 Net increase (decrease) in
  net assets                             58,111                174                   54,528
NET ASSETS:
 Beginning of year                      138,873                 --                  272,445
                                     ----------              -----               ----------
 End of year                           $196,984               $174                 $326,973
                                     ==========              =====               ==========

(4)  From inception March 5, 2009 to December 31, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   CALVERT SOCIAL                               CALVERT SOCIAL
                                  INVESTMENT FUND       CALVERT LARGE CAP         INVESTMENT
                                  EQUITY PORTFOLIO         GROWTH FUND            BOND FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(3,897)                $(578)              $10,557
 Net realized gain (loss) on
  security transactions                    1,312                 5,732                   175
 Net realized gain on
  distributions                               --                    --                 5,384
 Net unrealized appreciation
  (depreciation) of
  investments during the year            238,851                33,670                37,166
                                    ------------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             236,266                38,824                53,282
                                    ------------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                             1,077,687                43,011               684,150
 Net transfers                             2,937               (16,602)              (10,314)
 Surrenders for benefit
  payments and fees                      (44,190)              (33,272)              (17,071)
 Net loan activity                           (16)                  (13)                  (33)
                                    ------------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    1,036,418                (6,876)              656,732
                                    ------------            ----------            ----------
 Net increase (decrease) in
  net assets                           1,272,684                31,948               710,014
NET ASSETS:
 Beginning of year                       161,699               105,136               126,786
                                    ------------            ----------            ----------
 End of year                          $1,434,383              $137,084              $836,800
                                    ============            ==========            ==========

                                                          COLUMBIA          COLUMBIA MARSICO
                                     CALVERT             CONTRARIAN           21ST CENTURY
                                   INCOME FUND            CORE FUND               FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT (4)       SUB-ACCOUNT (4)
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $7,365                 $331                  $(3)
 Net realized gain (loss) on
  security transactions                    (13)                  (9)                   1
 Net realized gain on
  distributions                             --                   --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           38,495                1,853                   59
                                    ----------            ---------              -------
 Net increase (decrease) in
  net assets resulting from
  operations                            45,847                2,175                   57
                                    ----------            ---------              -------
UNIT TRANSACTIONS:
 Purchases                             443,696               95,439                4,062
 Net transfers                          12,664                   --                  106
 Surrenders for benefit
  payments and fees                     (4,847)                (649)                  (2)
 Net loan activity                         (10)                  (6)                  --
                                    ----------            ---------              -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    451,503               94,784                4,166
                                    ----------            ---------              -------
 Net increase (decrease) in
  net assets                           497,350               96,959                4,223
NET ASSETS:
 Beginning of year                      17,542                   --                   --
                                    ----------            ---------              -------
 End of year                          $514,892              $96,959               $4,223
                                    ==========            =========              =======

(4)  From inception March 5, 2009 to December 31, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                       COLUMBIA MARSICO
                                     COLUMBIA            INTERNATIONAL            COLUMBIA
                                     SMALL CAP           OPPORTUNITIES            MID CAP
                                   VALUE I FUND             VS FUND              VALUE FUND
                                  SUB-ACCOUNT (4)         SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $60                  $283                   $(56)
 Net realized gain (loss) on
  security transactions                     (2)              (10,433)                    (9)
 Net realized gain on
  distributions                             --                    --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              381                19,606                102,886
                                     ---------             ---------             ----------
 Net increase (decrease) in
  net assets resulting from
  operations                               439                 9,456                102,821
                                     ---------             ---------             ----------
UNIT TRANSACTIONS:
 Purchases                              17,001                10,612                269,521
 Net transfers                               4               (34,330)                21,673
 Surrenders for benefit
  payments and fees                       (174)                 (776)                (5,800)
 Net loan activity                          (2)                   (4)                    (8)
                                     ---------             ---------             ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     16,829               (24,498)               285,386
                                     ---------             ---------             ----------
 Net increase (decrease) in
  net assets                            17,268               (15,042)               388,207
NET ASSETS:
 Beginning of year                          --                37,914                 10,982
                                     ---------             ---------             ----------
 End of year                           $17,268               $22,872               $399,189
                                     =========             =========             ==========

(4)  From inception March 5, 2009 to December 31, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                      COLUMBIA MARSICO            CRM
                                    COLUMBIA               GROWTH               MID CAP
                                   ACORN FUND             VS FUND              VALUE FUND
                                 SUB-ACCOUNT (4)        SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(8)                $(784)                $(270)
 Net realized gain (loss) on
  security transactions                    --                 1,293                 2,717
 Net realized gain on
  distributions                            --                    --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             170                76,660                44,687
                                    ---------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              162                77,169                47,134
                                    ---------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                             14,738               149,228                39,367
 Net transfers                             --               (16,965)              (15,915)
 Surrenders for benefit
  payments and fees                       (25)              (15,383)              (17,202)
 Net loan activity                         --                   (11)                   (2)
                                    ---------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    14,713               116,869                 6,248
                                    ---------            ----------            ----------
 Net increase (decrease) in
  net assets                           14,875               194,038                53,382
NET ASSETS:
 Beginning of year                         --               163,685               152,221
                                    ---------            ----------            ----------
 End of year                          $14,875              $357,723              $205,603
                                    =========            ==========            ==========

                                                            DAVIS
                                      DAVIS                NEW YORK                DAVIS
                                 FINANCIAL FUND          VENTURE FUND         OPPORTUNITY FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(252)                $14,248                 $(499)
 Net realized gain (loss) on
  security transactions                   264                  21,122                   115
 Net realized gain on
  distributions                            --                      --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          10,728               1,147,245                48,790
                                    ---------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                           10,740               1,182,615                48,406
                                    ---------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                             13,222               2,634,965                57,825
 Net transfers                         (1,483)                (33,163)                 (506)
 Surrenders for benefit
  payments and fees                       (46)               (256,162)              (14,665)
 Net loan activity                         --                    (176)                  (15)
                                    ---------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    11,693               2,345,464                42,639
                                    ---------            ------------            ----------
 Net increase (decrease) in
  net assets                           22,433               3,528,079                91,045
NET ASSETS:
 Beginning of year                     13,087               1,896,619                78,115
                                    ---------            ------------            ----------
 End of year                          $35,520              $5,424,698              $169,160
                                    =========            ============            ==========

(4)  From inception March 5, 2009 to December 31, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                            DREYFUS
                                                            LIFETIME               DREYFUS
                                      DREYFUS              GROWTH AND             LIFETIME
                                    BOND MARKET              INCOME                GROWTH
                                     INDEX FUND            PORTFOLIO              PORTFOLIO
                                    SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT (6)
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $6,668                $3,648                   $(21)
 Net realized gain (loss) on
  security transactions                       1                (3,668)               (64,740)
 Net realized gain on
  distributions                              --                    --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             4,208                65,573                 66,280
                                     ----------            ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                             10,877                65,553                  1,519
                                     ----------            ----------            -----------
UNIT TRANSACTIONS:
 Purchases                              460,926                76,454                    876
 Net transfers                           29,075                (1,567)              (134,966)
 Surrenders for benefit
  payments and fees                      (6,376)              (87,622)                    (2)
 Net loan activity                          (38)                   --                     --
                                     ----------            ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     483,587               (12,735)              (134,092)
                                     ----------            ----------            -----------
 Net increase (decrease) in
  net assets                            494,464                52,818               (132,573)
NET ASSETS:
 Beginning of year                        2,989               361,580                132,573
                                     ----------            ----------            -----------
 End of year                           $497,453              $414,398                   $ --
                                     ==========            ==========            ===========

(6) Effective January 9, 2009, Dreyfus Lifetime Growth Portfolio was liquidated.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      DREYFUS
                                     LIFETIME           DREYFUS VIF          DREYFUS
                                      INCOME           APPRECIATION           MIDCAP
                                     PORTFOLIO           PORTFOLIO          INDEX FUND
                                  SUB-ACCOUNT (7)       SUB-ACCOUNT        SUB-ACCOUNT
-------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $(26)              $5                $3,334
 Net realized gain (loss) on
  security transactions                 (19,455)              --                   165
 Net realized gain on
  distributions                              --               17                   146
 Net unrealized appreciation
  (depreciation) of
  investments during the year            16,921               26               112,402
                                    -----------            -----            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             (2,560)              48               116,047
                                    -----------            -----            ----------
UNIT TRANSACTIONS:
 Purchases                                  203               --               366,316
 Net transfers                         (149,879)              --                78,349
 Surrenders for benefit
  payments and fees                          (1)              (1)               (8,549)
 Net loan activity                           --               --                   (31)
                                    -----------            -----            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (149,677)              (1)              436,085
                                    -----------            -----            ----------
 Net increase (decrease) in
  net assets                           (152,237)              47               552,132
NET ASSETS:
 Beginning of year                      152,237              218                34,282
                                    -----------            -----            ----------
 End of year                               $ --             $265              $586,414
                                    ===========            =====            ==========


                                     DREYFUS              DREYFUS           DREYFUS VIF
                                  SMALLCAP STOCK         SMALL CAP           GROWTH AND
                                    INDEX FUND          VALUE FUND        INCOME PORTFOLIO
                                   SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $663                $13                 $1
 Net realized gain (loss) on
  security transactions                  4,332                 --                 --
 Net realized gain on
  distributions                             40                 --                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           52,916                630                 16
                                    ----------            -------               ----
 Net increase (decrease) in
  net assets resulting from
  operations                            57,951                643                 17
                                    ----------            -------               ----
UNIT TRANSACTIONS:
 Purchases                             174,864              1,681                 --
 Net transfers                          37,545                794                 --
 Surrenders for benefit
  payments and fees                     (1,892)                (9)                (1)
 Net loan activity                         (11)                --                 --
                                    ----------            -------               ----
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    210,506              2,466                 (1)
                                    ----------            -------               ----
 Net increase (decrease) in
  net assets                           268,457              3,109                 16
NET ASSETS:
 Beginning of year                      24,045              2,246                 57
                                    ----------            -------               ----
 End of year                          $292,502             $5,355                $73
                                    ==========            =======               ====

(7) Effective January 9, 2009, Dreyfus Lifetime Income Portfolio was liquidated.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                     THE DREYFUS
                                              DREYFUS VIF             SOCIALLY                DREYFUS
                                                QUALITY              RESPONSIBLE              S&P 500
                                             BOND PORTFOLIO       GROWTH FUND, INC.          INDEX FUND
                                              SUB-ACCOUNT          SUB-ACCOUNT (8)          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $8,566                  $(5)                  $11,432
 Net realized gain (loss) on security
  transactions                                     22,510                   --                     5,058
 Net realized gain on distributions                    --                   --                        21
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         (4,128)                 177                   166,903
                                               ----------              -------              ------------
 Net increase (decrease) in net assets
  resulting from operations                        26,948                  172                   183,414
                                               ----------              -------              ------------
UNIT TRANSACTIONS:
 Purchases                                          1,375                5,000                   683,479
 Net transfers                                    (62,149)                  --                   156,419
 Surrenders for benefit payments and
  fees                                            (11,938)                  --                    (7,760)
 Net loan activity                                     --                   --                       (23)
                                               ----------              -------              ------------
 Net increase (decrease) in net assets
  resulting from unit transactions                (72,712)               5,000                   832,115
                                               ----------              -------              ------------
 Net increase (decrease) in net assets            (45,764)               5,172                 1,015,529
NET ASSETS:
 Beginning of year                                278,499                   --                     4,823
                                               ----------              -------              ------------
 End of year                                     $232,735               $5,172                $1,020,352
                                               ==========              =======              ============

(8)  Funded as of September 15, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                               DREYFUS
                                             INTERMEDIATE            EATON VANCE            EATON VANCE
                                                 TERM                 LARGE-CAP               DIVIDEND
                                             INCOME FUND              VALUE FUND            BUILDER FUND
                                             SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $48,125                 $17,215               $14,412
 Net realized gain (loss) on security
  transactions                                      5,527                   3,219                 5,595
 Net realized gain on distributions                    --                      --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        128,348                 497,065                74,713
                                             ------------            ------------            ----------
 Net increase (decrease) in net assets
  resulting from operations                       182,000                 517,499                94,720
                                             ------------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                                        150,807               2,374,907               289,849
 Net transfers                                    (23,782)                (97,042)              (68,982)
 Surrenders for benefit payments and
  fees                                           (136,978)                (68,117)              (20,409)
 Net loan activity                                    (53)                   (134)                  (26)
                                             ------------            ------------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions                (10,006)              2,209,614               200,432
                                             ------------            ------------            ----------
 Net increase (decrease) in net assets            171,994               2,727,113               295,152
NET ASSETS:
 Beginning of year                              1,101,384                 505,971               245,577
                                             ------------            ------------            ----------
 End of year                                   $1,273,378              $3,233,084              $540,729
                                             ============            ============            ==========

                                            EATON VANCE
                                             WORLDWIDE            EATON VANCE            EVERGREEN
                                               HEALTH             INCOME FUND              ASSET
                                           SCIENCES FUND           OF BOSTON          ALLOCATION FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $(467)              $41,114                $2,503
 Net realized gain (loss) on security
  transactions                                       23                 1,097                    (2)
 Net realized gain on distributions                  86                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        7,649               142,371                22,638
                                             ----------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                       7,291               184,582                25,139
                                             ----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                       86,017               133,901                40,165
 Net transfers                                      357                16,591                22,273
 Surrenders for benefit payments and
  fees                                             (776)              (19,495)                  (36)
 Net loan activity                                   --                   (29)                   --
                                             ----------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions               85,598               130,968                62,402
                                             ----------            ----------            ----------
 Net increase (decrease) in net assets           92,889               315,550                87,541
NET ASSETS:
 Beginning of year                               14,908               283,478                81,999
                                             ----------            ----------            ----------
 End of year                                   $107,797              $599,028              $169,540
                                             ==========            ==========            ==========

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                               EVERGREEN            EVERGREEN             EVERGREEN
                                                 CORE             INTERNATIONAL       EMERGING MARKETS
                                               BOND FUND           EQUITY FUND           GROWTH FUND
                                              SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT (4)
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $1,595                 $719                  $(24)
 Net realized gain (loss) on security
  transactions                                    (2,225)                   2                     5
 Net realized gain on distributions                   --                   --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         7,323                8,908                   737
                                               ---------            ---------             ---------
 Net increase (decrease) in net assets
  resulting from operations                        6,693                9,629                   718
                                               ---------            ---------             ---------
UNIT TRANSACTIONS:
 Purchases                                        38,021               19,392                21,270
 Net transfers                                   (15,482)                   1                  (125)
 Surrenders for benefit payments and
  fees                                              (750)                 (19)                 (533)
 Net loan activity                                   (12)                  --                   (11)
                                               ---------            ---------             ---------
 Net increase (decrease) in net assets
  resulting from unit transactions                21,777               19,374                20,601
                                               ---------            ---------             ---------
 Net increase (decrease) in net assets            28,470               29,003                21,319
NET ASSETS:
 Beginning of year                                25,487               40,341                    --
                                               ---------            ---------             ---------
 End of year                                     $53,957              $69,344               $21,319
                                               =========            =========             =========

(4)  From inception March 5, 2009 to December 31, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                     ALGER CAPITAL
                                               EVERGREEN             APPRECIATION            ALGER MIDCAP
                                               UTILITY &             INSTITUTIONAL              GROWTH
                                        TELECOMMUNICATIONS FUND        PORTFOLIO          INSTITUTIONAL FUND
                                            SUB-ACCOUNT (4)           SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $41                   $(2,107)                 $(3,918)
 Net realized gain (loss) on security
  transactions                                        1                    (9,070)                  17,631
 Net realized gain on distributions                  --                        --                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          391                   197,298                  295,145
                                               --------               -----------            -------------
 Net increase (decrease) in net assets
  resulting from operations                         433                   186,121                  308,858
                                               --------               -----------            -------------
UNIT TRANSACTIONS:
 Purchases                                        7,342                   223,092                  594,768
 Net transfers                                       --                    (6,607)                 (66,103)
 Surrenders for benefit payments and
  fees                                             (118)                  (38,812)                 (62,828)
 Net loan activity                                   --                       (22)                     (51)
                                               --------               -----------            -------------
 Net increase (decrease) in net assets
  resulting from unit transactions                7,224                   177,651                  465,786
                                               --------               -----------            -------------
 Net increase (decrease) in net assets            7,657                   363,772                  774,644
NET ASSETS:
 Beginning of year                                   --                   295,050                  322,035
                                               --------               -----------            -------------
 End of year                                     $7,657                  $658,822               $1,096,679
                                               ========               ===========            =============


                                           ALGER SMALLCAP           FIDELITY              FIDELITY
                                               GROWTH            ADVISOR EQUITY         ADVISOR VALUE
                                         INSTITUTIONAL FUND       GROWTH FUND          STRATEGIES FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $(212)                $(440)               $(1,929)
 Net realized gain (loss) on security
  transactions                                      255                 1,048                     19
 Net realized gain on distributions                  --                    --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        8,219                15,242                265,395
                                             ----------            ----------            -----------
 Net increase (decrease) in net assets
  resulting from operations                       8,262                15,850                263,485
                                             ----------            ----------            -----------
UNIT TRANSACTIONS:
 Purchases                                       47,271                41,575                152,845
 Net transfers                                   (3,326)               (1,556)                29,012
 Surrenders for benefit payments and
  fees                                             (549)              (10,450)               (35,765)
 Net loan activity                                   --                    (7)                    (2)
                                             ----------            ----------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions               43,396                29,562                146,090
                                             ----------            ----------            -----------
 Net increase (decrease) in net assets           51,658                45,412                409,575
NET ASSETS:
 Beginning of year                                3,115                22,913                363,950
                                             ----------            ----------            -----------
 End of year                                    $54,773               $68,325               $773,525
                                             ==========            ==========            ===========

(4)  From inception March 5, 2009 to December 31, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                 FIDELITY
                                                 ADVISOR
                                                LEVERAGED                 FIDELITY                 FEDERATED
                                                 COMPANY               ADVISOR DYNAMIC              CAPITAL
                                                STOCK FUND          CAP APPRECIATION FUND      APPRECIATION FUND
                                               SUB-ACCOUNT             SUB-ACCOUNT (9)            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $(2,110)                  $(12)                   $ --
 Net realized gain (loss) on security
  transactions                                         (227)                    --                       2
 Net realized gain on distributions                     197                     --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          220,575                    366                     111
                                               ------------                -------                   -----
 Net increase (decrease) in net assets
  resulting from operations                         218,435                    354                     113
                                               ------------                -------                   -----
UNIT TRANSACTIONS:
 Purchases                                          721,253                  2,909                     558
 Net transfers                                       61,702                     --                      --
 Surrenders for benefit payments and
  fees                                               (7,012)                   (20)                    (99)
 Net loan activity                                       (7)                    --                      (5)
                                               ------------                -------                   -----
 Net increase (decrease) in net assets
  resulting from unit
  transactions                                      775,936                  2,889                     454
                                               ------------                -------                   -----
 Net increase (decrease) in net assets              994,371                  3,243                     567
NET ASSETS:
 Beginning of year                                   42,932                     --                     336
                                               ------------                -------                   -----
 End of year                                     $1,037,303                 $3,243                    $903
                                               ============                =======                   =====

(9)  Funded as of March 11, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                    FEDERATED             FEDERATED
                                              FEDERATED           FUND FOR U.S.            MID CAP
                                               EQUITY               GOVERNMENT             GROWTH
                                          INCOME FUND, INC       SECURITIES FUND       STRATEGIES FUND
                                          SUB-ACCOUNT (10)         SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $176                 $3,990                $(251)
 Net realized gain (loss) on security
  transactions                                        1                      6                1,429
 Net realized gain on distributions                  --                     --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        1,914                    494                6,984
                                              ---------             ----------            ---------
 Net increase (decrease) in net assets
  resulting from operations                       2,091                  4,490                8,162
                                              ---------             ----------            ---------
UNIT TRANSACTIONS:
 Purchases                                       17,788                159,410               18,787
 Net transfers                                       --                  6,437               (8,225)
 Surrenders for benefit payments and
  fees                                              (18)                (2,484)              (4,244)
 Net loan activity                                   --                     --                   --
                                              ---------             ----------            ---------
 Net increase (decrease) in net assets
  resulting from unit
  transactions                                   17,770                163,363                6,318
                                              ---------             ----------            ---------
 Net increase (decrease) in net assets           19,861                167,853               14,480
NET ASSETS:
 Beginning of year                                   --                 34,254               17,640
                                              ---------             ----------            ---------
 End of year                                    $19,861               $202,107              $32,120
                                              =========             ==========            =========


                                             FEDERATED                                    FEDERATED
                                            HIGH INCOME            FEDERATED              SHORT-TERM
                                             BOND FUND            KAUFMAN FUND           INCOME FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $1,753                 $(8,426)               $8,451
 Net realized gain (loss) on security
  transactions                                       1                   1,419                 1,100
 Net realized gain on distributions                 --                      --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       6,873                 424,664                18,779
                                             ---------            ------------            ----------
 Net increase (decrease) in net assets
  resulting from operations                      8,627                 417,657                28,330
                                             ---------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                                       5,161               1,320,414                43,697
 Net transfers                                    (127)                (22,891)              402,109
 Surrenders for benefit payments and
  fees                                             (29)                (41,083)              (86,196)
 Net loan activity                                  --                     (75)                   --
                                             ---------            ------------            ----------
 Net increase (decrease) in net assets
  resulting from unit
  transactions                                   5,005               1,256,365               359,610
                                             ---------            ------------            ----------
 Net increase (decrease) in net assets          13,632               1,674,022               387,940
NET ASSETS:
 Beginning of year                              14,938                 489,886               147,751
                                             ---------            ------------            ----------
 End of year                                   $28,570              $2,163,908              $535,691
                                             =========            ============            ==========

(10) Funded as of June 16, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                               FEDERATED               FEDERATED                 FEDERATED
                                              TOTAL RETURN               CLOVER                INTERNATIONAL
                                               BOND FUND               VALUE FUND              LEADERS FUND
                                              SUB-ACCOUNT         SUB-ACCOUNT (11)(12)     SUB-ACCOUNT (13)(14)
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $2,624                    $2                      $(5)
 Net realized gain (loss) on security
  transactions                                        205                   (60)                     168
 Net realized gain on distributions                    --                    --                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          4,665                    76                        3
                                               ----------                ------                    -----
 Net increase (decrease) in net assets
  resulting from operations                         7,494                    18                      166
                                               ----------                ------                    -----
UNIT TRANSACTIONS:
 Purchases                                        171,712                    32                      497
 Net transfers                                     (1,190)                 (151)                      --
 Surrenders for benefit payments and
  fees                                               (567)                   (4)                      (3)
 Net loan activity                                     --                    --                       --
                                               ----------                ------                    -----
 Net increase (decrease) in net assets
  resulting from unit
  transactions                                    169,955                  (123)                     494
                                               ----------                ------                    -----
 Net increase (decrease) in net assets            177,449                  (105)                     660
NET ASSETS:
 Beginning of year                                  8,071                   216                      121
                                               ----------                ------                    -----
 End of year                                     $185,520                  $111                     $781
                                               ==========                ======                    =====

(11) From inception August 20, 2009 to December 31, 2009.

(12) Effective September 18, 2009, Federated American Leaders Fund merged with Federated Clover Value Fund.

(13) From inception October 15, 2009 to December 31, 2009.

(14) Effective November 20, 2009, Federated International Equity Fund merged with Federated International Leaders Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                            FIDELITY VIP
                                               GROWTH             FIDELITY VIP         FIDELITY VIP
                                            OPPORTUNITIES           OVERSEAS         VALUE STRATEGIES
                                              PORTFOLIO             PORTFOLIO            PORTFOLIO
                                             SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $(2,372)                $447                 $109
 Net realized gain (loss) on security
  transactions                                   (14,767)                 400                 (152)
 Net realized gain on distributions                   --                   81                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       145,325                6,635               10,176
                                             -----------            ---------            ---------
 Net increase (decrease) in net assets
  resulting from operations                      128,186                7,563               10,133
                                             -----------            ---------            ---------
UNIT TRANSACTIONS:
 Purchases                                        19,701                1,375                   --
 Net transfers                                   (17,249)               8,007               56,192
 Surrenders for benefit payments and
  fees                                          (151,108)              (2,377)              (3,941)
 Net loan activity                               112,836                   --                   --
                                             -----------            ---------            ---------
 Net increase (decrease) in net assets
  resulting from unit
  transactions                                   (35,820)               7,005               52,251
                                             -----------            ---------            ---------
 Net increase (decrease) in net assets            92,366               14,568               62,384
NET ASSETS:
 Beginning of year                               301,600               18,840                6,629
                                             -----------            ---------            ---------
 End of year                                    $393,966              $33,408              $69,013
                                             ===========            =========            =========

                                                                  FIDELITY VIP
                                            FIDELITY VIP            GROWTH &              TEMPLETON
                                              BALANCED               INCOME               DEVELOPING
                                             PORTFOLIO             PORTFOLIO            MARKETS TRUST
                                            SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $4,114                 $(762)                $10,971
 Net realized gain (loss) on security
  transactions                                   (1,819)               (1,634)                  5,641
 Net realized gain on distributions                 666                    --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       77,309                29,908                 387,662
                                             ----------            ----------            ------------
 Net increase (decrease) in net assets
  resulting from operations                      80,270                27,512                 404,274
                                             ----------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                                        4,850                 1,549                 245,610
 Net transfers                                   64,312                  (939)                 23,666
 Surrenders for benefit payments and
  fees                                          (37,086)               (7,744)                (52,054)
 Net loan activity                               83,288                    --                    (104)
                                             ----------            ----------            ------------
 Net increase (decrease) in net assets
  resulting from unit
  transactions                                  115,364                (7,134)                217,118
                                             ----------            ----------            ------------
 Net increase (decrease) in net assets          195,634                20,378                 621,392
NET ASSETS:
 Beginning of year                              148,663               112,808                 456,658
                                             ----------            ----------            ------------
 End of year                                   $344,297              $133,186              $1,078,050
                                             ==========            ==========            ============

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                FRANKLIN              FRANKLIN             TEMPLETON
                                                  HIGH               STRATEGIC               GLOBAL
                                              INCOME FUND           INCOME FUND            BOND FUND
                                              SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $5,437               $16,191               $14,884
 Net realized gain (loss) on security
  transactions                                        771                     9                   132
 Net realized gain on distributions                    --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         19,147                63,257                62,457
                                               ----------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                        25,355                79,457                77,473
                                               ----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                         87,479               681,450               518,803
 Net transfers                                       (559)               79,892                63,444
 Surrenders for benefit payments and
  fees                                            (13,640)               (3,843)               (5,385)
 Net loan activity                                     --                   (12)                  (13)
                                               ----------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions                 73,280               757,487               576,849
                                               ----------            ----------            ----------
 Net increase (decrease) in net assets             98,635               836,944               654,322
NET ASSETS:
 Beginning of year                                 23,962                19,188               156,259
                                               ----------            ----------            ----------
 End of year                                     $122,597              $856,132              $810,581
                                               ==========            ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                             FRANKLIN            FRANKLIN
                                         U.S. GOVERNMENT        SMALL CAP              MUTUAL
                                         SECURITIES FUND        VALUE FUND         DISCOVERY FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT (15)
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $13,870             $(1,358)              $10,250
 Net realized gain (loss) on security
  transactions                                      26             (10,149)                3,136
 Net realized gain on distributions                 --                  --                 1,067
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       2,809             219,943               544,187
                                            ----------          ----------          ------------
 Net increase (decrease) in net assets
  resulting from operations                     16,705             208,436               558,640
                                            ----------          ----------          ------------
UNIT TRANSACTIONS:
 Purchases                                     830,955             295,354             2,567,422
 Net transfers                                  10,548               8,751                80,885
 Surrenders for benefit payments and
  fees                                         (31,929)            (39,761)             (122,521)
 Net loan activity                                 (81)                (99)                 (202)
                                            ----------          ----------          ------------
 Net increase (decrease) in net assets
  resulting from unit transactions             809,493             264,245             2,525,584
                                            ----------          ----------          ------------
 Net increase (decrease) in net assets         826,198             472,681             3,084,224
NET ASSETS:
 Beginning of year                              10,119             487,868             1,309,731
                                            ----------          ----------          ------------
 End of year                                  $836,317            $960,549            $4,393,955
                                            ==========          ==========          ============


                                            TEMPLETON             FRANKLIN             FRANKLIN
                                           GROWTH FUND          INCOME FUND          GROWTH FUND
                                           SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT (16)
--------------------------------------  ------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $22,561              $194,451                $523
 Net realized gain (loss) on security
  transactions                                  14,060                   (51)                  1
 Net realized gain on distributions                 --                    --                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     375,998               726,130              84,387
                                            ----------          ------------          ----------
 Net increase (decrease) in net assets
  resulting from operations                    412,619               920,530              84,911
                                            ----------          ------------          ----------
UNIT TRANSACTIONS:
 Purchases                                   1,082,883             2,306,859             270,791
 Net transfers                                  (1,874)               69,083              45,516
 Surrenders for benefit payments and
  fees                                         (76,516)             (171,758)            (10,746)
 Net loan activity                                 (67)                  (54)                (18)
                                            ----------          ------------          ----------
 Net increase (decrease) in net assets
  resulting from unit transactions           1,004,426             2,204,130             305,543
                                            ----------          ------------          ----------
 Net increase (decrease) in net assets       1,417,045             3,124,660             390,454
NET ASSETS:
 Beginning of year                             587,924             1,393,430              13,428
                                            ----------          ------------          ----------
 End of year                                $2,004,969            $4,518,090            $403,882
                                            ==========          ============          ==========

(15) Formerly Mutual Discovery Fund. Change effective May 1, 2009.

(16) Effective May 6, 2009, Franklin Capital Growth Fund merged with Franklin Growth Fund.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                               FRANKLIN               FRANKLIN
                                                 TOTAL             BALANCE SHEET              MUTUAL
                                              RETURN FUND         INVESTMENT FUND           BEACON FUND
                                              SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $2,132                 $23,607                 $7,335
 Net realized gain (loss) on security
  transactions                                         1                  (3,629)              (149,409)
 Net realized gain on distributions                   --                      --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         6,160                 663,633                275,877
                                               ---------            ------------            -----------
 Net increase (decrease) in net assets
  resulting from operations                        8,293                 683,611                133,803
                                               ---------            ------------            -----------
UNIT TRANSACTIONS:
 Purchases                                        81,716                 522,189                234,804
 Net transfers                                     1,874                (183,248)               (29,708)
 Surrenders for benefit payments and
  fees                                               (90)               (205,475)               (62,387)
 Net loan activity                                    --                     (79)                  (118)
                                               ---------            ------------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions                83,500                 133,387                142,591
                                               ---------            ------------            -----------
 Net increase (decrease) in net assets            91,793                 816,998                276,394
NET ASSETS:
 Beginning of year                                   279               2,874,388                363,590
                                               ---------            ------------            -----------
 End of year                                     $92,072              $3,691,386               $639,984
                                               =========            ============            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                               FRANKLIN
                                               FRANKLIN                FRANKLIN               TEMPLETON
                                                MUTUAL              SMALL-MID CAP            CONSERVATIVE
                                             SHARES FUND             GROWTH FUND                TARGET
                                             SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $47,552                 $(9,243)                $14,554
 Net realized gain (loss) on security
  transactions                                     14,931                 (63,481)                    406
 Net realized gain on distributions                    --                      --                   5,103
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        701,011                 559,218                 154,901
                                             ------------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from operations                       763,494                 486,494                 174,964
                                             ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                        753,870                 300,409                 717,483
 Net transfers                                    (94,547)                  3,932                 252,867
 Surrenders for benefit payments and
  fees                                           (268,781)               (413,393)                (17,015)
 Net loan activity                                   (359)                    (80)                     (6)
                                             ------------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions                390,183                (109,132)                953,329
                                             ------------            ------------            ------------
 Net increase (decrease) in net assets          1,153,677                 377,362               1,128,293
NET ASSETS:
 Beginning of year                              2,386,452               1,075,939                 335,999
                                             ------------            ------------            ------------
 End of year                                   $3,540,129              $1,453,301              $1,464,292
                                             ============            ============            ============

                                               FRANKLIN                FRANKLIN
                                              TEMPLETON               TEMPLETON
                                                GROWTH                 MODERATE               TEMPLETON
                                             TARGET FUND             TARGET FUND             FOREIGN FUND
                                             SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $20,637                 $35,023                 $31,439
 Net realized gain (loss) on security
  transactions                                     (5,916)                  6,146                 116,301
 Net realized gain on distributions                   587                  20,088                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        446,936                 513,367               1,014,584
                                             ------------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from operations                       462,244                 574,624               1,162,324
                                             ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                        973,144               1,525,693                 687,657
 Net transfers                                    157,934                  87,061                  34,205
 Surrenders for benefit payments and
  fees                                            (56,186)                (92,439)               (485,634)
 Net loan activity                                    (50)                    (57)                   (121)
                                             ------------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions              1,074,842               1,520,258                 236,107
                                             ------------            ------------            ------------
 Net increase (decrease) in net assets          1,537,086               2,094,882               1,398,431
NET ASSETS:
 Beginning of year                                786,836               1,414,523               2,143,189
                                             ------------            ------------            ------------
 End of year                                   $2,323,922              $3,509,405              $3,541,620
                                             ============            ============            ============

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                               FRANKLIN
                                             SMALL-MID CAP         GE PREMIER
                                                GROWTH               GROWTH            GOLDMAN SACHS
                                            SECURITIES FUND        EQUITY FUND         BALANCED FUND
                                              SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $(118)                $(98)                $975
 Net realized gain (loss) on security
  transactions                                       (41)              (1,387)                   9
 Net realized gain on distributions                   --                   --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         6,361                8,624                8,521
                                               ---------            ---------            ---------
 Net increase (decrease) in net assets
  resulting from operations                        6,202                7,139                9,505
                                               ---------            ---------            ---------
UNIT TRANSACTIONS:
 Purchases                                             3                3,451               51,567
 Net transfers                                        --               22,473                   --
 Surrenders for benefit payments and
  fees                                                (1)                  (6)                (954)
 Net loan activity                                    --                   --                  (14)
                                               ---------            ---------            ---------
 Net increase (decrease) in net assets
  resulting from unit transactions                     2               25,918               50,599
                                               ---------            ---------            ---------
 Net increase (decrease) in net assets             6,204               33,057               60,104
NET ASSETS:
 Beginning of year                                14,441                6,180                2,691
                                               ---------            ---------            ---------
 End of year                                     $20,645              $39,237              $62,795
                                               =========            =========            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                          GOLDMAN SACHS       GOLDMAN SACHS      GOLDMAN SACHS
                                             CAPITAL           CORE FIXED       STRUCTURED U.S.
                                           GROWTH FUND         INCOME FUND        EQUITY FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $(88)                $484               $2
 Net realized gain (loss) on security
  transactions                                    (1)                  (1)              --
 Net realized gain on distributions               --                   --               --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     2,856                2,305               21
                                             -------            ---------            -----
 Net increase (decrease) in net assets
  resulting from operations                    2,767                2,788               23
                                             -------            ---------            -----
UNIT TRANSACTIONS:
 Purchases                                     1,964               25,788              172
 Net transfers                                    --                  (48)              (2)
 Surrenders for benefit payments and
  fees                                           (41)              (1,446)             (20)
 Net loan activity                                --                   --               --
                                             -------            ---------            -----
 Net increase (decrease) in net assets
  resulting from unit transactions             1,923               24,294              150
                                             -------            ---------            -----
 Net increase (decrease) in net assets         4,690               27,082              173
NET ASSETS:
 Beginning of year                             4,709                8,798               22
                                             -------            ---------            -----
 End of year                                  $9,399              $35,880             $195
                                             =======            =========            =====

                                            GOLDMAN SACHS          GOLDMAN SACHS         GOLDMAN SACHS
                                              GOVERNMENT              GROWTH &               GROWTH
                                             INCOME FUND            INCOME FUND        OPPORTUNITIES FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $19,389                $7,855                 $(623)
 Net realized gain (loss) on security
  transactions                                      1,255                  (974)                  907
 Net realized gain on distributions                21,994                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         (5,163)              122,668                47,340
                                             ------------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                        37,475               129,549                47,624
                                             ------------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                      1,402,144               195,246                93,207
 Net transfers                                    (39,599)               13,186                (1,887)
 Surrenders for benefit payments and
  fees                                            (73,636)              (40,161)               (6,039)
 Net loan activity                                    (86)                   --                   (42)
                                             ------------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions              1,288,823               168,271                85,239
                                             ------------            ----------            ----------
 Net increase (decrease) in net assets          1,326,298               297,820               132,863
NET ASSETS:
 Beginning of year                                116,522               543,923                13,789
                                             ------------            ----------            ----------
 End of year                                   $1,442,820              $841,743              $146,652
                                             ============            ==========            ==========

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                             GOLDMAN SACHS
                                             CONCENTRATED          GOLDMAN SACHS           GOLDMAN SACHS
                                             INTERNATIONAL            MID CAP                SMALL CAP
                                              EQUITY FUND            VALUE FUND              VALUE FUND
                                            SUB-ACCOUNT (1)         SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $21                  $21,667                  $2,884
 Net realized gain (loss) on security
  transactions                                       --                   38,361                   7,090
 Net realized gain on distributions                  --                       --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          114                  874,624                 291,163
                                                -------             ------------            ------------
 Net increase (decrease) in net assets
  resulting from operations                         135                  934,652                 301,137
                                                -------             ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                        1,287                  709,185               1,022,311
 Net transfers                                       10                  (81,452)                 (2,373)
 Surrenders for benefit payments and
  fees                                              (14)                (423,259)                (65,681)
 Net loan activity                                   --                     (360)                    (28)
                                                -------             ------------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions                1,283                  204,114                 954,229
                                                -------             ------------            ------------
 Net increase (decrease) in net assets            1,418                1,138,766               1,255,366
NET ASSETS:
 Beginning of year                                   --                2,684,825                 280,946
                                                -------             ------------            ------------
 End of year                                     $1,418               $3,823,591              $1,536,312
                                                =======             ============            ============

(1)  Funded as of March 5, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                           GOLDMAN SACHS        GOLDMAN SACHS         GOLDMAN SACHS
                                             STRATEGIC               HIGH               LARGE CAP
                                            GROWTH FUND           YIELD FUND           VALUE FUND
                                         SUB-ACCOUNT (17)        SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $(11)               $36,860                 $254
 Net realized gain (loss) on security
  transactions                                     --                  8,941                   16
 Net realized gain on distributions                --                     --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        387                129,552                7,820
                                              -------             ----------            ---------
 Net increase (decrease) in net assets
  resulting from operations                       376                175,353                8,090
                                              -------             ----------            ---------
UNIT TRANSACTIONS:
 Purchases                                      2,716                191,238               58,797
 Net transfers                                     (3)                87,193                  960
 Surrenders for benefit payments and
  fees                                            (26)               (61,820)              (1,051)
 Net loan activity                                 --                    (21)                  (3)
                                              -------             ----------            ---------
 Net increase (decrease) in net assets
  resulting from unit transactions              2,687                216,590               58,703
                                              -------             ----------            ---------
 Net increase (decrease) in net assets          3,063                391,943               66,793
NET ASSETS:
 Beginning of year                                 --                274,751                  967
                                              -------             ----------            ---------
 End of year                                   $3,063               $666,694              $67,760
                                              =======             ==========            =========

                                           GOLDMAN SACHS           JOHN HANCOCK              HARTFORD
                                           SMALL/MID CAP            SMALL CAP                ADVISERS
                                            GROWTH FUND            EQUITY FUND               HLS FUND
                                          SUB-ACCOUNT (4)          SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $(304)                $(6,783)               $114,964
 Net realized gain (loss) on security
  transactions                                       19                 (15,865)               (214,528)
 Net realized gain on distributions                  --                      --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       16,682                 509,604               1,923,065
                                             ----------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from operations                      16,397                 486,956               1,823,501
                                             ----------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                       79,914                 198,447                 347,409
 Net transfers                                   70,512                 123,410                (367,522)
 Surrenders for benefit payments and
  fees                                           (1,104)               (383,474)               (603,448)
 Net loan activity                                   --                     (35)                    (26)
                                             ----------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions              149,322                 (61,652)               (623,587)
                                             ----------            ------------            ------------
 Net increase (decrease) in net assets          165,719                 425,304               1,199,914
NET ASSETS:
 Beginning of year                                   --                 894,048               6,723,058
                                             ----------            ------------            ------------
 End of year                                   $165,719              $1,319,352              $7,922,972
                                             ==========            ============            ============

(4)  From inception March 5, 2009 to December 31, 2009.

(17) Funded as of February 3, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                            HARTFORD            HARTFORD                 HARTFORD
                                              TOTAL              CAPITAL                 DIVIDEND
                                           RETURN BOND        APPRECIATION              AND GROWTH
                                            HLS FUND            HLS FUND                 HLS FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $447,093             $72,232                $136,773
 Net realized gain (loss) on security
  transactions                                   53,654             (88,972)               (278,795)
 Net realized gain on distributions                  --                  --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    1,245,287           8,750,887               2,061,471
                                          -------------       -------------            ------------
 Net increase (decrease) in net assets
  resulting from operations                   1,746,034           8,734,147               1,919,449
                                          -------------       -------------            ------------
UNIT TRANSACTIONS:
 Purchases                                    3,140,347           2,406,176               1,809,161
 Net transfers                                  154,452            (854,253)               (490,811)
 Surrenders for benefit payments and
  fees                                       (2,304,018)         (3,007,552)               (974,344)
 Net loan activity                              150,201              72,565                  66,029
                                          -------------       -------------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions            1,140,982          (1,383,064)                410,035
                                          -------------       -------------            ------------
 Net increase (decrease) in net assets        2,887,016           7,351,083               2,329,484
NET ASSETS:
 Beginning of year                           11,617,684          19,463,100               7,611,246
                                          -------------       -------------            ------------
 End of year                                $14,504,700         $26,814,183              $9,940,730
                                          =============       =============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                             HARTFORD
                                              GLOBAL               HARTFORD               HARTFORD
                                             ADVISERS           GLOBAL EQUITY          GLOBAL HEALTH
                                             HLS FUND              HLS FUND               HLS FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $(350)               $1,216                   $(817)
 Net realized gain (loss) on security
  transactions                                 (35,518)              (10,034)                  7,071
 Net realized gain on distributions                 --                    --                   1,341
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      40,515               126,407                 194,516
                                             ---------            ----------            ------------
 Net increase (decrease) in net assets
  resulting from operations                      4,647               117,589                 202,111
                                             ---------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                                       7,351                74,263                 191,527
 Net transfers                                 (11,481)               (1,698)                (31,479)
 Surrenders for benefit payments and
  fees                                         (58,130)              (47,115)               (120,819)
 Net loan activity                                  --                   (41)                    (58)
                                             ---------            ----------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions             (62,260)               25,409                  39,171
                                             ---------            ----------            ------------
 Net increase (decrease) in net assets         (57,613)              142,998                 241,282
NET ASSETS:
 Beginning of year                              95,525               278,388                 844,058
                                             ---------            ----------            ------------
 End of year                                   $37,912              $421,386              $1,085,340
                                             =========            ==========            ============

                                                                 HARTFORD
                                             HARTFORD           DISCIPLINED           HARTFORD
                                           GLOBAL GROWTH          EQUITY               GROWTH
                                             HLS FUND            HLS FUND             HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $(42)                $7                 $(943)
 Net realized gain (loss) on security
  transactions                                     862                 10                (6,635)
 Net realized gain on distributions                 --                 --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       8,213                401                78,217
                                             ---------            -------            ----------
 Net increase (decrease) in net assets
  resulting from operations                      9,033                418                70,639
                                             ---------            -------            ----------
UNIT TRANSACTIONS:
 Purchases                                      22,713              1,333               104,595
 Net transfers                                    (707)                --                (5,375)
 Surrenders for benefit payments and
  fees                                          (4,478)              (145)               (9,901)
 Net loan activity                                  --                 --                   (11)
                                             ---------            -------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions              17,528              1,188                89,308
                                             ---------            -------            ----------
 Net increase (decrease) in net assets          26,561              1,606               159,947
NET ASSETS:
 Beginning of year                               5,009                807               173,013
                                             ---------            -------            ----------
 End of year                                   $31,570             $2,413              $332,960
                                             =========            =======            ==========

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                 HARTFORD                                       HARTFORD
                                                  GROWTH                 HARTFORD            INTERNATIONAL
                                              OPPORTUNITIES               INDEX                  GROWTH
                                                 HLS FUND                HLS FUND               HLS FUND
                                             SUB-ACCOUNT (18)          SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $(6,606)                $94,703                  $974
 Net realized gain (loss) on security
  transactions                                      (51,507)               (138,869)                1,561
 Net realized gain on distributions                      --                   3,316                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          424,717               1,630,880                25,377
                                               ------------            ------------            ----------
 Net increase (decrease) in net assets
  resulting from operations                         366,604               1,590,030                27,912
                                               ------------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                                          852,592               1,151,298                22,522
 Net transfers                                      (93,326)               (351,506)               19,593
 Surrenders for benefit payments and
  fees                                              (68,137)               (824,453)               (4,697)
 Net loan activity                                     (121)                 89,778                    --
                                               ------------            ------------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions                  691,008                  65,117                37,418
                                               ------------            ------------            ----------
 Net increase (decrease) in net assets            1,057,612               1,655,147                65,330
NET ASSETS:
 Beginning of year                                  718,260               6,123,586                89,400
                                               ------------            ------------            ----------
 End of year                                     $1,775,872              $7,778,733              $154,730
                                               ============            ============            ==========

(18) Effective October 2, 2009, Hartford LargeCap Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                               HARTFORD
                                            INTERNATIONAL              HARTFORD                HARTFORD
                                            OPPORTUNITIES               MIDCAP               MONEY MARKET
                                               HLS FUND                HLS FUND                HLS FUND
                                             SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $17,962                  $6,760                 $(73,362)
 Net realized gain (loss) on security
  transactions                                    (22,606)                 (9,393)                      --
 Net realized gain on distributions                    --                      --                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        386,209               1,765,857                       --
                                             ------------            ------------            -------------
 Net increase (decrease) in net assets
  resulting from operations                       381,565               1,763,224                  (73,362)
                                             ------------            ------------            -------------
UNIT TRANSACTIONS:
 Purchases                                        108,806                 861,802                4,297,608
 Net transfers                                   (198,361)               (227,193)              (1,356,101)
 Surrenders for benefit payments and
  fees                                            (99,861)               (646,559)              (1,670,787)
 Net loan activity                                    (40)                    (82)                 116,216
                                             ------------            ------------            -------------
 Net increase (decrease) in net assets
  resulting from unit transactions               (189,456)                (12,032)               1,386,936
                                             ------------            ------------            -------------
 Net increase (decrease) in net assets            192,109               1,751,192                1,313,574
NET ASSETS:
 Beginning of year                              1,235,708               5,679,508               10,797,639
                                             ------------            ------------            -------------
 End of year                                   $1,427,817              $7,430,700              $12,111,213
                                             ============            ============            =============


                                               HARTFORD               HARTFORD               HARTFORD
                                            SMALL COMPANY         SMALLCAP GROWTH             STOCK
                                               HLS FUND               HLS FUND               HLS FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $(12,065)                $(817)                $54,810
 Net realized gain (loss) on security
  transactions                                     (2,810)                1,398                  (7,133)
 Net realized gain on distributions                    --                    --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        520,329                28,132               1,754,372
                                             ------------            ----------            ------------
 Net increase (decrease) in net assets
  resulting from operations                       505,454                28,713               1,802,049
                                             ------------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                                        543,986                45,183                 411,026
 Net transfers                                    (79,662)               (8,568)                101,371
 Surrenders for benefit payments and
  fees                                           (116,792)               (2,653)               (289,260)
 Net loan activity                                    (56)                   (1)                     (3)
                                             ------------            ----------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions                347,476                33,961                 223,134
                                             ------------            ----------            ------------
 Net increase (decrease) in net assets            852,930                62,674               2,025,183
NET ASSETS:
 Beginning of year                              1,546,010                56,054               4,348,644
                                             ------------            ----------            ------------
 End of year                                   $2,398,940              $118,728              $6,373,827
                                             ============            ==========            ============

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                 HARTFORD                 HARTFORD             THE HARTFORD
                                              U.S. GOVERNMENT              VALUE                  TARGET
                                                SECURITIES             OPPORTUNITIES            RETIREMENT
                                                 HLS FUND                 HLS FUND              2010 FUND
                                                SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $(12,612)                 $3,724                $7,902
 Net realized gain (loss) on security
  transactions                                       (64,238)                 15,146                    10
 Net realized gain on distributions                       --                      --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                           100,989                 303,565                36,506
                                               -------------            ------------            ----------
 Net increase (decrease) in net assets
  resulting from operations                           24,139                 322,435                44,418
                                               -------------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                                            24,235                 250,546               430,586
 Net transfers                                    (1,766,349)                 23,750                  (152)
 Surrenders for benefit payments and
  fees                                               (74,412)                (30,973)                 (346)
 Net loan activity                                        --                     (48)                   --
                                               -------------            ------------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions                (1,816,526)                243,275               430,088
                                               -------------            ------------            ----------
 Net increase (decrease) in net assets            (1,792,387)                565,710               474,506
NET ASSETS:
 Beginning of year                                 2,715,160                 552,223                 2,998
                                               -------------            ------------            ----------
 End of year                                        $922,773              $1,117,933              $477,504
                                               =============            ============            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                            THE HARTFORD           THE HARTFORD
                                               TARGET                 TARGET              THE HARTFORD
                                             RETIREMENT             RETIREMENT            DIVIDEND AND
                                              2020 FUND              2030 FUND            GROWTH FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT (4)
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $7,517                 $3,078                  $162
 Net realized gain (loss) on security
  transactions                                       264                    173                    30
 Net realized gain on distributions                   --                     --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       125,704                 91,357                 6,992
                                             -----------            -----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                      133,485                 94,608                 7,184
                                             -----------            -----------            ----------
UNIT TRANSACTIONS:
 Purchases                                       601,499                483,400                37,993
 Net transfers                                     5,849                 11,168                (3,997)
 Surrenders for benefit payments and
  fees                                           (16,192)               (12,371)                 (262)
 Net loan activity                                   (81)                   (73)                   --
                                             -----------            -----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions               591,075                482,124                33,734
                                             -----------            -----------            ----------
 Net increase (decrease) in net assets           724,560                576,732                40,918
NET ASSETS:
 Beginning of year                                15,174                 14,203                    --
                                             -----------            -----------            ----------
 End of year                                    $739,734               $590,935               $40,918
                                             ===========            ===========            ==========


                                            THE HARTFORD          THE HARTFORD          HARTFORD
                                               SMALL              TOTAL RETURN           GLOBAL
                                            COMPANY FUND           BOND FUND          HEALTH FUND
                                          SUB-ACCOUNT (4)     SUB-ACCOUNT (19)(20)  SUB-ACCOUNT (21)
--------------------------------------  ------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $(83)               $1,589              $ --
 Net realized gain (loss) on security
  transactions                                        3                 7,244                --
 Net realized gain on distributions                  --                    --                --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        4,112                    (5)                3
                                             ----------            ----------            ------
 Net increase (decrease) in net assets
  resulting from operations                       4,032                 8,828                 3
                                             ----------            ----------            ------
UNIT TRANSACTIONS:
 Purchases                                       38,981                79,366                70
 Net transfers                                    1,642                (3,786)               --
 Surrenders for benefit payments and
  fees                                             (101)                 (283)               (2)
 Net loan activity                                   --                    --                --
                                             ----------            ----------            ------
 Net increase (decrease) in net assets
  resulting from unit transactions               40,522                75,297                68
                                             ----------            ----------            ------
 Net increase (decrease) in net assets           44,554                84,125                71
NET ASSETS:
 Beginning of year                                   --                    --                --
                                             ----------            ----------            ------
 End of year                                    $44,554               $84,125               $71
                                             ==========            ==========            ======

(4)  From inception March 5, 2009 to December 31, 2009.

(19) Funded as of October 2, 2009.

(20) Effective October 2, 2009, Hartford Income Allocation Fund merged with Hartford Total Return Bond Fund.

(21) Funded as of October 26, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                              THE HARTFORD           THE HARTFORD          THE HARTFORD
                                                 GROWTH             EQUITY GROWTH            BALANCED
                                           OPPORTUNITIES FUND      ALLOCATION FUND       ALLOCATION FUND
                                            SUB-ACCOUNT (22)         SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                        $(6)                  $(115)               $5,312
 Net realized gain (loss) on security
  transactions                                        --                      76                    23
 Net realized gain on distributions                   --                      --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                           260                  37,504               129,562
                                                 -------              ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                          254                  37,465               134,897
                                                 -------              ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                         8,615                 170,737               713,371
 Net transfers                                        --                      --                 2,739
 Surrenders for benefit payments and
  fees                                                (3)                 (6,090)               (4,264)
 Net loan activity                                    --                      (5)                   --
                                                 -------              ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions                 8,612                 164,642               711,846
                                                 -------              ----------            ----------
 Net increase (decrease) in net assets             8,866                 202,107               846,743
NET ASSETS:
 Beginning of year                                    --                   8,131                11,690
                                                 -------              ----------            ----------
 End of year                                      $8,866                $210,238              $858,433
                                                 =======              ==========            ==========

(22) Funded as of October 6, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                            THE HARTFORD           THE HARTFORD           THE HARTFORD
                                            CONSERVATIVE             CAPITAL                 GROWTH
                                          ALLOCATION FUND       APPRECIATION FUND       ALLOCATION FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $5,413                $(19,092)               $1,291
 Net realized gain (loss) on security
  transactions                                      (17)                  7,123                    19
 Net realized gain on distributions                  --                      --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       53,250                 779,488               103,803
                                             ----------            ------------            ----------
 Net increase (decrease) in net assets
  resulting from operations                      58,646                 767,519               105,113
                                             ----------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                                      444,202               2,405,226               450,216
 Net transfers                                   15,109                 116,138                 7,075
 Surrenders for benefit payments and
  fees                                           (3,538)               (116,992)               (8,958)
 Net loan activity                                   --                    (122)                  (62)
                                             ----------            ------------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions              455,773               2,404,250               448,271
                                             ----------            ------------            ----------
 Net increase (decrease) in net assets          514,419               3,171,769               553,384
NET ASSETS:
 Beginning of year                                    8                 122,641                12,717
                                             ----------            ------------            ----------
 End of year                                   $514,427              $3,294,410              $566,101
                                             ==========            ============            ==========

                                                                                       THE HARTFORD
                                                                   HARTFORD               TARGET
                                              HARTFORD             INFLATION            RETIREMENT
                                            MONEY MARKET           PLUS FUND             2015 FUND
                                          SUB-ACCOUNT (4)       SUB-ACCOUNT (4)      SUB-ACCOUNT (23)
--------------------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $(1,124)                 $26                  $497
 Net realized gain (loss) on security
  transactions                                       --                   --                    --
 Net realized gain on distributions                  --                   14                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                           --                 (181)                1,151
                                             ----------            ---------             ---------
 Net increase (decrease) in net assets
  resulting from operations                      (1,124)                (141)                1,648
                                             ----------            ---------             ---------
UNIT TRANSACTIONS:
 Purchases                                      544,269               74,490                38,766
 Net transfers                                      464                    8                   200
 Surrenders for benefit payments and
  fees                                          (14,894)                 (28)                  (77)
 Net loan activity                                  (26)                  --                    --
                                             ----------            ---------             ---------
 Net increase (decrease) in net assets
  resulting from unit transactions              529,813               74,470                38,889
                                             ----------            ---------             ---------
 Net increase (decrease) in net assets          528,689               74,329                40,537
NET ASSETS:
 Beginning of year                                   --                   --                    --
                                             ----------            ---------             ---------
 End of year                                   $528,689              $74,329               $40,537
                                             ==========            =========             =========

(4)  From inception March 5, 2009 to December 31, 2009.

(23) From inception January 15, 2009 to December 31, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                             THE HARTFORD          THE HARTFORD           THE HARTFORD
                                                TARGET                 TAGET                 TARGET
                                              RETIREMENT            RETIREMENT             RETIREMENT
                                               2025 FUND             2035 FUND              2040 FUND
                                           SUB-ACCOUNT (23)      SUB-ACCOUNT (23)       SUB-ACCOUNT (23)
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $38                   $264                   $139
 Net realized gain (loss) on security
  transactions                                       --                     --                     23
 Net realized gain on distributions                  --                     --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          425                    839                    907
                                                -------              ---------              ---------
 Net increase (decrease) in net assets
  resulting from operations                         463                  1,103                  1,069
                                                -------              ---------              ---------
UNIT TRANSACTIONS:
 Purchases                                        5,398                 34,021                 20,751
 Net transfers                                      196                     75                    195
 Surrenders for benefit payments and
  fees                                              (28)                   (44)                   (67)
 Net loan activity                                   --                     --                     --
                                                -------              ---------              ---------
 Net increase (decrease) in net assets
  resulting from unit transactions                5,566                 34,052                 20,879
                                                -------              ---------              ---------
 Net increase (decrease) in net assets            6,029                 35,155                 21,948
NET ASSETS:
 Beginning of year                                   --                     --                     --
                                                -------              ---------              ---------
 End of year                                     $6,029                $35,155                $21,948
                                                =======              =========              =========

(23) From inception January 15, 2009 to December 31, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                           THE HARTFORD         THE HARTFORD
                                              TARGET               TARGET           HOTCHKIS AND WILEY
                                            RETIREMENT           RETIREMENT             LARGE CAP
                                             2045 FUND            2050 FUND             VALUE FUND
                                         SUB-ACCOUNT (23)      SUB-ACCOUNT (4)         SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $5                  $29                 $11,780
 Net realized gain (loss) on security
  transactions                                     --                   --                   6,993
 Net realized gain on distributions                --                   --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         25                  198                 127,594
                                              -------              -------              ----------
 Net increase (decrease) in net assets
  resulting from operations                        30                  227                 146,367
                                              -------              -------              ----------
UNIT TRANSACTIONS:
 Purchases                                      1,409                5,108                 108,173
 Net transfers                                     --                   --                 (14,258)
 Surrenders for benefit payments and
  fees                                             (8)                  --                 (67,064)
 Net loan activity                                 --                   --                     (95)
                                              -------              -------              ----------
 Net increase (decrease) in net assets
  resulting from unit transactions              1,401                5,108                  26,756
                                              -------              -------              ----------
 Net increase (decrease) in net assets          1,431                5,335                 173,123
NET ASSETS:
 Beginning of year                                 --                   --                 411,596
                                              -------              -------              ----------
 End of year                                   $1,431               $5,335                $584,719
                                              =======              =======              ==========


                                                                       AIM
                                              AIM V.I.              FINANCIAL                AIM
                                           TECHNOLOGY FUND        SERVICES FUND          LEISURE FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $(272)                $8,553                $3,569
 Net realized gain (loss) on security
  transactions                                      (69)                 8,850                (4,732)
 Net realized gain on distributions                  --                     --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       17,857                 80,965                96,473
                                              ---------             ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                      17,516                 98,368                95,310
                                              ---------             ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                          449                 61,423                42,538
 Net transfers                                   21,451                 44,558                 9,039
 Surrenders for benefit payments and
  fees                                               --                (14,638)              (84,558)
 Net loan activity                                   --                     (9)                  (14)
                                              ---------             ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions               21,900                 91,334               (32,995)
                                              ---------             ----------            ----------
 Net increase (decrease) in net assets           39,416                189,702                62,315
NET ASSETS:
 Beginning of year                               26,805                198,176               296,733
                                              ---------             ----------            ----------
 End of year                                    $66,221               $387,878              $359,048
                                              =========             ==========            ==========

(4)  From inception March 5, 2009 to December 31, 2009.

(23) From inception January 15, 2009 to December 31, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                      IVY GLOBAL
                                                  AIM                  NATURAL             IVY LARGE CAP
                                            TECHNOLOGY FUND         RESOURCES FUND          GROWTH FUND
                                              SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $(2,004)                $(6,751)                 $396
 Net realized gain (loss) on security
  transactions                                      5,150                   2,921                    10
 Net realized gain on distributions                    --                      --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        156,711                 442,471                32,271
                                               ----------            ------------            ----------
 Net increase (decrease) in net assets
  resulting from operations                       159,857                 438,641                32,677
                                               ----------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                                         69,339                 439,616               202,830
 Net transfers                                     66,519                  65,744                 2,497
 Surrenders for benefit payments and
  fees                                            (22,539)                (45,347)               (1,013)
 Net loan activity                                    (10)                    (34)                  (30)
                                               ----------            ------------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions                113,309                 459,979               204,284
                                               ----------            ------------            ----------
 Net increase (decrease) in net assets            273,166                 898,620               236,961
NET ASSETS:
 Beginning of year                                211,756                 392,361                   888
                                               ----------            ------------            ----------
 End of year                                     $484,922              $1,290,981              $237,849
                                               ==========            ============            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                            IVY SCIENCE &           IVY ASSET            JANUS ASPEN
                                           TECHNOLOGY FUND        STRATEGY FUND        FORTY PORTFOLIO
                                             SUB-ACCOUNT         SUB-ACCOUNT (4)         SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $(255)                  $36                $(12,241)
 Net realized gain (loss) on security
  transactions                                      412                    (9)                (69,206)
 Net realized gain on distributions                 258                    --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        8,397                   514                 764,399
                                              ---------             ---------            ------------
 Net increase (decrease) in net assets
  resulting from operations                       8,812                   541                 682,952
                                              ---------             ---------            ------------
UNIT TRANSACTIONS:
 Purchases                                       38,772                15,504                  57,079
 Net transfers                                   (4,264)                   --                  13,159
 Surrenders for benefit payments and
  fees                                             (564)                 (791)               (135,566)
 Net loan activity                                   --                   (17)                 70,213
                                              ---------             ---------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions               33,944                14,696                   4,885
                                              ---------             ---------            ------------
 Net increase (decrease) in net assets           42,756                15,237                 687,837
NET ASSETS:
 Beginning of year                                1,420                    --               1,578,113
                                              ---------             ---------            ------------
 End of year                                    $44,176               $15,237              $2,265,950
                                              =========             =========            ============

                                            JANUS ASPEN           JANUS ASPEN          JANUS ASPEN
                                             WORLDWIDE            ENTERPRISE             BALANCED
                                             PORTFOLIO             PORTFOLIO            PORTFOLIO
                                          SUB-ACCOUNT (47)     SUB-ACCOUNT (24)        SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $2,358                $(164)               $5,614
 Net realized gain (loss) on security
  transactions                                  (13,130)              (4,724)                  351
 Net realized gain on distributions                  --                   --                 8,306
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      112,089               14,289                38,037
                                             ----------            ---------            ----------
 Net increase (decrease) in net assets
  resulting from operations                     101,317                9,401                52,308
                                             ----------            ---------            ----------
UNIT TRANSACTIONS:
 Purchases                                       14,176                2,320                 9,116
 Net transfers                                  (58,465)             (15,455)               47,116
 Surrenders for benefit payments and
  fees                                          (21,544)                  (1)               (3,107)
 Net loan activity                               24,454                   --                    --
                                             ----------            ---------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions              (41,379)             (13,136)               53,125
                                             ----------            ---------            ----------
 Net increase (decrease) in net assets           59,938               (3,735)              105,433
NET ASSETS:
 Beginning of year                              302,920               30,665               187,314
                                             ----------            ---------            ----------
 End of year                                   $362,858              $26,930              $292,747
                                             ==========            =========            ==========

(4)  From inception March 5, 2009 to December 31, 2009.

(24) Formerly Janus Aspen Mid Cap Growth Portfolio. Change effective May 1,
     2009.

(47) Formerly Janus Aspen Worldwide Growth. Change effective May 1, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                              JANUS ASPEN                                    JANUS
                                                OVERSEAS               JANUS               FLEXIBLE
                                               PORTFOLIO           BALANCED FUND           BOND FUND
                                            SUB-ACCOUNT (25)     SUB-ACCOUNT (26)      SUB-ACCOUNT (27)
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $(302)                $2                    $306
 Net realized gain (loss) on security
  transactions                                    (10,759)                --                     219
 Net realized gain on distributions                 5,911                 --                     180
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        130,826                 11                     427
                                               ----------              -----               ---------
 Net increase (decrease) in net assets
  resulting from operations                       125,676                 13                   1,132
                                               ----------              -----               ---------
UNIT TRANSACTIONS:
 Purchases                                         26,553                982                  11,731
 Net transfers                                     79,526                 --                    (496)
 Surrenders for benefit payments and
  fees                                             (3,118)                (2)                    (13)
 Net loan activity                                     --                 --                      --
                                               ----------              -----               ---------
 Net increase (decrease) in net assets
  resulting from unit transactions                102,961                980                  11,222
                                               ----------              -----               ---------
 Net increase (decrease) in net assets            228,637                993                  12,354
NET ASSETS:
 Beginning of year                                175,550                 --                     340
                                               ----------              -----               ---------
 End of year                                     $404,187               $993                 $12,694
                                               ==========              =====               =========

(25) Formerly Janus Aspen International Growth Portfolio. Change effective May 1, 2009.

(26) From inception July 2, 2009 to December 31, 2009.

(27) Formerly Janus Adviser Flexible Bond Fund. Change effective July 2, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                             JANUS
                                                JANUS                  JANUS                MID CAP
                                              FORTY FUND           WORLDWIDE FUND          VALUE FUND
                                           SUB-ACCOUNT (28)       SUB-ACCOUNT (29)      SUB-ACCOUNT (23)
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $(23,515)              $13,351               $ --
 Net realized gain (loss) on security
  transactions                                   (140,370)              (35,532)                --
 Net realized gain on distributions                    --                    --                 --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      1,558,023                96,539                  1
                                             ------------            ----------               ----
 Net increase (decrease) in net assets
  resulting from operations                     1,394,138                74,358                  1
                                             ------------            ----------               ----
UNIT TRANSACTIONS:
 Purchases                                      1,571,909                35,837                 50
 Net transfers                                    (89,372)               (7,769)                --
 Surrenders for benefit payments and
  fees                                           (345,124)              (25,703)                (2)
 Net loan activity                                   (209)                  (11)                --
                                             ------------            ----------               ----
 Net increase (decrease) in net assets
  resulting from unit transactions              1,137,204                 2,354                 48
                                             ------------            ----------               ----
 Net increase (decrease) in net assets          2,531,342                76,712                 49
NET ASSETS:
 Beginning of year                              2,757,906               155,814                 --
                                             ------------            ----------               ----
 End of year                                   $5,289,248              $232,526                $49
                                             ============            ==========               ====

                                                                                                  JENNISON
                                                 JANUS                     JANUS                   MID-CAP
                                            ENTERPRISE FUND            OVERSEAS FUND          GROWTH FUND, INC.
                                          SUB-ACCOUNT (23)(30)      SUB-ACCOUNT (23)(31)       SUB-ACCOUNT (4)
--------------------------------------  -------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $(1,402)                    $4,599                    $27
 Net realized gain (loss) on security
  transactions                                      8,823                   (721,928)                     3
 Net realized gain on distributions                    --                         --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         54,465                  2,771,123                  2,904
                                               ----------               ------------              ---------
 Net increase (decrease) in net assets
  resulting from operations                        61,886                  2,053,794                  2,934
                                               ----------               ------------              ---------
UNIT TRANSACTIONS:
 Purchases                                        193,233                  1,746,454                 60,786
 Net transfers                                     54,513                   (239,518)                  (619)
 Surrenders for benefit payments and
  fees                                             (7,359)                  (443,453)                   480
 Net loan activity                                    (29)                      (306)                    (2)
                                               ----------               ------------              ---------
 Net increase (decrease) in net assets
  resulting from unit transactions                240,358                  1,063,177                 60,645
                                               ----------               ------------              ---------
 Net increase (decrease) in net assets            302,244                  3,116,971                 63,579
NET ASSETS:
 Beginning of year                                  8,151                  2,399,561                     --
                                               ----------               ------------              ---------
 End of year                                     $310,395                 $5,516,532                $63,579
                                               ==========               ============              =========

(4)  From inception March 5, 2009 to December 31, 2009.

(23) From inception January 15, 2009 to December 31, 2009.

(28) Formerly Janus Adviser Forty Fund. Change effective July 2, 2009.

(29) Formerly Janus Adviser Worldwide Fund. Change effective July 2, 2009.

(30) Effective July 2, 2009, Janus Adviser Mid Cap Growth Fund merged with Janus Enterprise Fund.

(31) Effective July 2, 2009, Janus Adviser International Growth Fund merged with Janus Overseas Fund.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                    JPMORGAN             JPMORGAN
                                            JENNISON 20/20            CORE               SMALL CAP
                                              FOCUS FUND            BOND FUND           EQUITY FUND
                                            SUB-ACCOUNT (4)      SUB-ACCOUNT (4)      SUB-ACCOUNT (4)
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $ --                    $91                 $(60)
 Net realized gain (loss) on security
  transactions                                      --                     --                   (1)
 Net realized gain on distributions                 --                     --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                           9                    (82)               3,254
                                                 -----              ---------            ---------
 Net increase (decrease) in net assets
  resulting from operations                          9                      9                3,193
                                                 -----              ---------            ---------
UNIT TRANSACTIONS:
 Purchases                                         384                 13,419               43,681
 Net transfers                                      (1)                   149               40,771
 Surrenders for benefit payments and
  fees                                             (11)                   (17)                 298
 Net loan activity                                  --                     --                   --
                                                 -----              ---------            ---------
 Net increase (decrease) in net assets
  resulting from unit transactions                 372                 13,551               84,750
                                                 -----              ---------            ---------
 Net increase (decrease) in net assets             381                 13,560               87,943
NET ASSETS:
 Beginning of year                                  --                     --                   --
                                                 -----              ---------            ---------
 End of year                                      $381                $13,560              $87,943
                                                 =====              =========            =========

(4)  From inception March 5, 2009 to December 31, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                             JPMORGAN             JPMORGAN                KEELEY
                                             SMALL CAP            U.S. REAL             SMALL CAP
                                            GROWTH FUND          ESTATE FUND            VALUE FUND
                                          SUB-ACCOUNT (4)      SUB-ACCOUNT (4)         SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $(43)                $(4)                 $(2,211)
 Net realized gain (loss) on security
  transactions                                      --                  --                    4,209
 Net realized gain on distributions                 --                  --                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       2,417                 114                  203,783
                                             ---------             -------             ------------
 Net increase (decrease) in net assets
  resulting from operations                      2,374                 110                  205,781
                                             ---------             -------             ------------
UNIT TRANSACTIONS:
 Purchases                                      38,053               2,382                  262,833
 Net transfers                                      --                  --                  (12,658)
 Surrenders for benefit payments and
  fees                                             (11)                 --                 (100,892)
 Net loan activity                                  --                  --                      (63)
                                             ---------             -------             ------------
 Net increase (decrease) in net assets
  resulting from unit transactions              38,042               2,382                  149,220
                                             ---------             -------             ------------
 Net increase (decrease) in net assets          40,416               2,492                  355,001
NET ASSETS:
 Beginning of year                                  --                  --                  815,779
                                             ---------             -------             ------------
 End of year                                   $40,416              $2,492               $1,170,780
                                             =========             =======             ============

                                                                                      LORD ABBETT
                                          LOOMIS SAYLES         LORD ABBETT           FUNDAMENTAL
                                            BOND FUND         AFFILIATED FUND         EQUITY FUND
                                         SUB-ACCOUNT (4)        SUB-ACCOUNT         SUB-ACCOUNT (32)
--------------------------------------  --------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $ --                 $(1,762)              $(3,917)
 Net realized gain (loss) on security
  transactions                                   --                   9,671                 8,725
 Net realized gain on distributions              --                      --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       --                  64,561                98,747
                                               ----              ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                      --                  72,470               103,555
                                               ----              ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                       35                 234,300               408,062
 Net transfers                                   --                 (27,477)              (17,102)
 Surrenders for benefit payments and
  fees                                           (1)                (27,459)              (30,218)
 Net loan activity                               --                     (81)                  (13)
                                               ----              ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions               34                 179,283               360,729
                                               ----              ----------            ----------
 Net increase (decrease) in net assets           34                 251,753               464,284
NET ASSETS:
 Beginning of year                               --                 146,187               103,741
                                               ----              ----------            ----------
 End of year                                    $34                $397,940              $568,025
                                               ====              ==========            ==========

(4)  From inception March 5, 2009 to December 31, 2009.

(32) Formerly Lord Abbett All Value Fund. Change effective July 1, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                              LORD ABBETT             LORD ABBETT             LORD ABBETT
                                                  BOND                  GROWTH                  CLASSIC
                                             DEBENTURE FUND       OPPORTUNITIES FUND          STOCK FUND
                                              SUB-ACCOUNT             SUB-ACCOUNT          SUB-ACCOUNT (33)
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $32,431                  $(427)                   $(15)
 Net realized gain (loss) on security
  transactions                                        621                      1                      (3)
 Net realized gain on distributions                    --                     --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        118,819                 15,312                   8,524
                                               ----------              ---------               ---------
 Net increase (decrease) in net assets
  resulting from operations                       151,871                 14,886                   8,506
                                               ----------              ---------               ---------
UNIT TRANSACTIONS:
 Purchases                                        523,036                 45,421                  53,182
 Net transfers                                    (45,578)                20,494                    (132)
 Surrenders for benefit payments and
  fees                                            (21,672)                  (505)                   (767)
 Net loan activity                                    (61)                   (17)                     --
                                               ----------              ---------               ---------
 Net increase (decrease) in net assets
  resulting from unit transactions                455,725                 65,393                  52,283
                                               ----------              ---------               ---------
 Net increase (decrease) in net assets            607,596                 80,279                  60,789
NET ASSETS:
 Beginning of year                                265,542                  2,734                   4,023
                                               ----------              ---------               ---------
 End of year                                     $873,138                $83,013                 $64,812
                                               ==========              =========               =========

(33) Formerly Lord Abbett Large-Cap Core Fund. Change effective July 1, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                             LORD ABBETT           LORD ABBETT            LORD ABBETT
                                               CAPITAL                TOTAL                SMALL CAP
                                           STRUCTURE FUND          RETURN FUND             BLEND FUND
                                          SUB-ACCOUNT (34)         SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $993                 $3,241                $(10,058)
 Net realized gain (loss) on security
  transactions                                      439                    990                  (4,709)
 Net realized gain on distributions                  --                  1,701                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        7,687                  7,801                 419,129
                                              ---------             ----------            ------------
 Net increase (decrease) in net assets
  resulting from operations                       9,119                 13,733                 404,362
                                              ---------             ----------            ------------
UNIT TRANSACTIONS:
 Purchases                                       76,346                167,241               1,161,661
 Net transfers                                       --                  4,017                 (36,644)
 Surrenders for benefit payments and
  fees                                           (1,022)                (2,768)               (163,544)
 Net loan activity                                  (29)                   (14)                   (138)
                                              ---------             ----------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions               75,295                168,476                 961,335
                                              ---------             ----------            ------------
 Net increase (decrease) in net assets           84,414                182,209               1,365,697
NET ASSETS:
 Beginning of year                                2,316                  1,342                 848,414
                                              ---------             ----------            ------------
 End of year                                    $86,730               $183,551              $2,214,111
                                              =========             ==========            ============

                                                                                          LEGG MASON
                                             LORD ABBETT           LORD ABBETT             CAPITAL
                                             DEVELOPING           INTERNATIONAL           MANAGEMENT
                                          GROWTH FUND, INC.      CORE EQUITY FUND     VALUE TRUST, INC.
                                             SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT (35)
--------------------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $(152)                  $270                  $400
 Net realized gain (loss) on security
  transactions                                       (1)                    (5)              (32,604)
 Net realized gain on distributions                  --                     --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        4,388                 37,290                96,945
                                              ---------             ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                       4,235                 37,555                64,741
                                              ---------             ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                       35,645                103,995                36,734
 Net transfers                                   19,492                    (70)              (12,273)
 Surrenders for benefit payments and
  fees                                             (252)                  (185)              (24,396)
 Net loan activity                                   (2)                    --                   (22)
                                              ---------             ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions               54,883                103,740                    43
                                              ---------             ----------            ----------
 Net increase (decrease) in net assets           59,118                141,295                64,784
NET ASSETS:
 Beginning of year                                1,397                  3,088               165,098
                                              ---------             ----------            ----------
 End of year                                    $60,515               $144,383              $229,882
                                              =========             ==========            ==========

(34) Formerly Lord Abbett America's Value Fund. Change effective July 1, 2009.

(35) Formerly Legg Mason Value Trust Fund. Change effective October 5, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                MARSHALL            MASSACHUSETTS
                                                MID-CAP            INVESTORS GROWTH           MFS HIGH
                                               VALUE FUND             STOCK FUND             INCOME FUND
                                              SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                        $283                    $128                $49,848
 Net realized gain (loss) on security
  transactions                                    (13,560)                (14,325)                23,506
 Net realized gain on distributions                    --                      --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         48,714                 576,476                157,706
                                               ----------            ------------            -----------
 Net increase (decrease) in net assets
  resulting from operations                        35,437                 562,279                231,060
                                               ----------            ------------            -----------
UNIT TRANSACTIONS:
 Purchases                                         39,949                 477,337                 98,761
 Net transfers                                      2,246                (102,378)                36,003
 Surrenders for benefit payments and
  fees                                             (3,375)               (143,081)              (167,859)
 Net loan activity                                    (24)                     (1)                   (21)
                                               ----------            ------------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions                 38,796                 231,877                (33,116)
                                               ----------            ------------            -----------
 Net increase (decrease) in net assets             74,233                 794,156                197,944
NET ASSETS:
 Beginning of year                                 66,057               1,245,193                457,248
                                               ----------            ------------            -----------
 End of year                                     $140,290              $2,039,349               $655,192
                                               ==========            ============            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                         MFS INTERNATIONAL
                                                NEW               MFS MID CAP            MFS RESEARCH
                                           DISCOVERY FUND         GROWTH FUND         INTERNATIONAL FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $1,086               $(3,657)                $1,602
 Net realized gain (loss) on security
  transactions                                    2,183               (49,713)                   478
 Net realized gain on distributions                  --                    --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       66,855               215,268                 23,472
                                             ----------            ----------             ----------
 Net increase (decrease) in net assets
  resulting from operations                      70,124               161,898                 25,552
                                             ----------            ----------             ----------
UNIT TRANSACTIONS:
 Purchases                                       40,959               164,219                155,938
 Net transfers                                   (3,578)              (31,825)                 4,717
 Surrenders for benefit payments and
  fees                                          (20,654)              (75,718)                (1,989)
 Net loan activity                                   --                    (9)                    (5)
                                             ----------            ----------             ----------
 Net increase (decrease) in net assets
  resulting from unit transactions               16,727                56,667                158,661
                                             ----------            ----------             ----------
 Net increase (decrease) in net assets           86,851               218,565                184,213
NET ASSETS:
 Beginning of year                              145,052               339,930                    607
                                             ----------            ----------             ----------
 End of year                                   $231,903              $558,495               $184,820
                                             ==========            ==========             ==========


                                             MFS TOTAL                 MFS                     MFS
                                            RETURN FUND           UTILITIES FUND            VALUE FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT (36)
--------------------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $3,570                 $92,911                 $19,262
 Net realized gain (loss) on security
  transactions                                       10                 (38,416)                 (7,971)
 Net realized gain on distributions                  --                      --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       35,936                 806,943                 335,847
                                             ----------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from operations                      39,516                 861,438                 347,138
                                             ----------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                      221,114                 714,257                 842,354
 Net transfers                                   52,260                (100,970)                (91,814)
 Surrenders for benefit payments and
  fees                                           (1,960)               (341,351)               (252,122)
 Net loan activity                                   --                    (245)                   (102)
                                             ----------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions              271,414                 271,691                 498,316
                                             ----------            ------------            ------------
 Net increase (decrease) in net assets          310,930               1,133,129                 845,454
NET ASSETS:
 Beginning of year                               36,418               2,420,185               1,333,757
                                             ----------            ------------            ------------
 End of year                                   $347,348              $3,553,314              $2,179,211
                                             ==========            ============            ============

(36) Effective July 24, 2009, MFS Strategic Value Fund merged with MFS Value
     Fund.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                 MFS MASSACHUSETTS
                                             MFS RESEARCH            INVESTORS             MFS CORE
                                               BOND FUND            TRUST FUND            GROWTH FUND
                                              SUB-ACCOUNT         SUB-ACCOUNT (4)       SUB-ACCOUNT (4)
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $815                   $7                 $ --
 Net realized gain (loss) on security
  transactions                                       367                   --                   --
 Net realized gain on distributions                   --                   --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         2,109                   --                    4
                                               ---------              -------                -----
 Net increase (decrease) in net assets
  resulting from operations                        3,291                    7                    4
                                               ---------              -------                -----
UNIT TRANSACTIONS:
 Purchases                                        30,849                1,694                  504
 Net transfers                                        --                   (6)                  --
 Surrenders for benefit payments and
  fees                                           (16,876)                  (7)                  (5)
 Net loan activity                                    --                   --                   --
                                               ---------              -------                -----
 Net increase (decrease) in net assets
  resulting from unit transactions                13,973                1,681                  499
                                               ---------              -------                -----
 Net increase (decrease) in net assets            17,264                1,688                  503
NET ASSETS:
 Beginning of year                                20,101                   --                   --
                                               ---------              -------                -----
 End of year                                     $37,365               $1,688                 $503
                                               =========              =======                =====

(4)  From inception March 5, 2009 to December 31, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                              MFS CORE            MFS GOVERNMENT        MFS INTERNATIONAL
                                            EQUITY FUND          SECURITIES FUND           VALUE FUND
                                          SUB-ACCOUNT (37)         SUB-ACCOUNT           SUB-ACCOUNT (4)
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $2,470                 $14,638                  $131
 Net realized gain (loss) on security
  transactions                                   (2,875)                     11                    --
 Net realized gain on distributions                  --                      --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      178,743                    (909)                 (200)
                                             ----------            ------------             ---------
 Net increase (decrease) in net assets
  resulting from operations                     178,338                  13,740                   (69)
                                             ----------            ------------             ---------
UNIT TRANSACTIONS:
 Purchases                                       50,230               1,171,774                20,236
 Net transfers                                  (23,616)                 (4,691)                   74
 Surrenders for benefit payments and
  fees                                          (23,663)                (10,556)                  (27)
 Net loan activity                                   --                     (34)                   --
                                             ----------            ------------             ---------
 Net increase (decrease) in net assets
  resulting from unit transactions                2,951               1,156,493                20,283
                                             ----------            ------------             ---------
 Net increase (decrease) in net assets          181,289               1,170,233                20,214
NET ASSETS:
 Beginning of year                              549,144                   6,856                    --
                                             ----------            ------------             ---------
 End of year                                   $730,433              $1,177,089               $20,214
                                             ==========            ============             =========

                                                MFS               MFS CORE             MFS HIGH
                                          TECHNOLOGY FUND       EQUITY SERIES        INCOME SERIES
                                          SUB-ACCOUNT (4)        SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  -------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $(8)                  $56               $1,786
 Net realized gain (loss) on security
  transactions                                     --                     5                  (16)
 Net realized gain on distributions                --                    --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        115                 3,289                7,791
                                              -------             ---------            ---------
 Net increase (decrease) in net assets
  resulting from operations                       107                 3,350                9,561
                                              -------             ---------            ---------
UNIT TRANSACTIONS:
 Purchases                                      5,701                    --                4,067
 Net transfers                                     --                 7,000                8,220
 Surrenders for benefit payments and
  fees                                            (13)                   --                   --
 Net loan activity                                 --                    --                   --
                                              -------             ---------            ---------
 Net increase (decrease) in net assets
  resulting from unit transactions              5,688                 7,000               12,287
                                              -------             ---------            ---------
 Net increase (decrease) in net assets          5,795                10,350               21,848
NET ASSETS:
 Beginning of year                                 --                 7,460               12,367
                                              -------             ---------            ---------
 End of year                                   $5,795               $17,810              $34,215
                                              =======             =========            =========

(4)  From inception March 5, 2009 to December 31, 2009.

(37) Effective July 24, 2009, MFS New Endeavor Fund merged with MFS Core Equity Fund.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                             MFS INVESTORS                                 BLACKROCK
                                                GROWTH            MFS UTILITIES              GLOBAL
                                             STOCK SERIES             SERIES            ALLOCATION FUND
                                              SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $(22)               $5,272                 $44,217
 Net realized gain (loss) on security
  transactions                                        (1)               (2,147)                    (41)
 Net realized gain on distributions                   --                    --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         2,305                32,414                 515,637
                                               ---------            ----------            ------------
 Net increase (decrease) in net assets
  resulting from operations                        2,282                35,539                 559,813
                                               ---------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                                            --                 5,377               1,093,979
 Net transfers                                     7,000               (12,937)                 52,442
 Surrenders for benefit payments and
  fees                                                 1                    14                (119,972)
 Net loan activity                                    --                    --                     (91)
                                               ---------            ----------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions                 7,001                (7,546)              1,026,358
                                               ---------            ----------            ------------
 Net increase (decrease) in net assets             9,283                27,993               1,586,171
NET ASSETS:
 Beginning of year                                 3,040               112,958               2,013,671
                                               ---------            ----------            ------------
 End of year                                     $12,323              $140,951              $3,599,842
                                               =========            ==========            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                             BLACKROCK            BLACKROCK               BLACKROCK
                                         GLOBAL FINANCIAL         LARGE CAP                 VALUE
                                           SERVICES FUND          CORE FUND          OPPORTUNITIES FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT             SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $(10)               $1,669                  $(171)
 Net realized gain (loss) on security
  transactions                                 (10,416)                3,190                      8
 Net realized gain on distributions                 --                    --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      30,349                45,174                  4,282
                                             ---------            ----------              ---------
 Net increase (decrease) in net assets
  resulting from operations                     19,923                50,033                  4,119
                                             ---------            ----------              ---------
UNIT TRANSACTIONS:
 Purchases                                      34,739                73,026                  3,348
 Net transfers                                  (1,534)              (12,787)                    --
 Surrenders for benefit payments and
  fees                                         (13,681)              (31,733)                  (285)
 Net loan activity                                  --                    (2)                    --
                                             ---------            ----------              ---------
 Net increase (decrease) in net assets
  resulting from unit transactions              19,524                28,504                  3,063
                                             ---------            ----------              ---------
 Net increase (decrease) in net assets          39,447                78,537                  7,182
NET ASSETS:
 Beginning of year                              56,417               195,235                 12,658
                                             ---------            ----------              ---------
 End of year                                   $95,864              $273,772                $19,840
                                             =========            ==========              =========

                                             BLACKROCK              BLACKROCK                MUNDER
                                             SMALL CAP            MID CAP VALUE           MIDCAP CORE
                                            GROWTH FUND         OPPORTUNITIES FUND        GROWTH FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $(1,410)                 $(925)               $(1,477)
 Net realized gain (loss) on security
  transactions                                    6,039                    163                   (265)
 Net realized gain on distributions                  --                     --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       57,915                 67,389                113,534
                                             ----------             ----------             ----------
 Net increase (decrease) in net assets
  resulting from operations                      62,544                 66,627                111,792
                                             ----------             ----------             ----------
UNIT TRANSACTIONS:
 Purchases                                      128,349                162,259                114,063
 Net transfers                                   (1,966)                52,776                (13,622)
 Surrenders for benefit payments and
  fees                                          (11,742)                (9,158)               (19,009)
 Net loan activity                                  (50)                   (27)                   (23)
                                             ----------             ----------             ----------
 Net increase (decrease) in net assets
  resulting from unit transactions              114,591                205,850                 81,409
                                             ----------             ----------             ----------
 Net increase (decrease) in net assets          177,135                272,477                193,201
NET ASSETS:
 Beginning of year                               82,622                 51,089                309,012
                                             ----------             ----------             ----------
 End of year                                   $259,757               $323,566               $502,213
                                             ==========             ==========             ==========

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                             NEUBERGER BERMAN             OAKMARK               OPPENHEIMER
                                                 SOCIALLY              INTERNATIONAL              CAPITAL
                                              RESPONSIVE FUND          SMALL CAP FUND        APPRECIATION FUND
                                                SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                        $(366)                  $21,425                 $(8,634)
 Net realized gain (loss) on security
  transactions                                      (2,055)                   (1,123)                 13,833
 Net realized gain on distributions                     --                        --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          21,689                   699,284                 476,484
                                                 ---------              ------------            ------------
 Net increase (decrease) in net assets
  resulting from operations                         19,268                   719,586                 481,683
                                                 ---------              ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                          26,718                   242,845                 193,215
 Net transfers                                      (2,027)                   23,766                  (5,928)
 Surrenders for benefit payments and
  fees                                              (2,696)                  (49,809)               (110,583)
 Net loan activity                                      --                        (2)                    (46)
                                                 ---------              ------------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions                  21,995                   216,800                  76,658
                                                 ---------              ------------            ------------
 Net increase (decrease) in net assets              41,263                   936,386                 558,341
NET ASSETS:
 Beginning of year                                  56,511                 1,006,972               1,057,532
                                                 ---------              ------------            ------------
 End of year                                       $97,774                $1,943,358              $1,615,873
                                                 =========              ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                    OPPENHEIMER
                                             OPPENHEIMER           INTERNATIONAL           OPPENHEIMER
                                             GLOBAL FUND            GROWTH FUND         MAIN STREET FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $(2,474)                $(119)                 $171
 Net realized gain (loss) on security
  transactions                                     90,810                 3,853                   212
 Net realized gain on distributions                    --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        841,855                39,102                 8,154
                                             ------------            ----------             ---------
 Net increase (decrease) in net assets
  resulting from operations                       930,191                42,836                 8,537
                                             ------------            ----------             ---------
UNIT TRANSACTIONS:
 Purchases                                        450,292                81,470                52,868
 Net transfers                                     26,868               (21,690)               (2,000)
 Surrenders for benefit payments and
  fees                                           (733,445)               (9,209)                  (99)
 Net loan activity                                   (125)                  (72)                   --
                                             ------------            ----------             ---------
 Net increase (decrease) in net assets
  resulting from unit transactions               (256,410)               50,499                50,769
                                             ------------            ----------             ---------
 Net increase (decrease) in net assets            673,781                93,335                59,306
NET ASSETS:
 Beginning of year                              2,253,084                95,127                   257
                                             ------------            ----------             ---------
 End of year                                   $2,926,865              $188,462               $59,563
                                             ============            ==========             =========

                                            OPPENHEIMER          OPPENHEIMER            OPPENHEIMER
                                             STRATEGIC           MAIN STREET             DEVELOPING
                                            INCOME FUND         SMALL CAP FUND          MARKETS FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $2,370               $(3,551)                  $(232)
 Net realized gain (loss) on security
  transactions                                     562                 6,701                  12,411
 Net realized gain on distributions                 --                    --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       6,659               214,693                 700,104
                                             ---------            ----------            ------------
 Net increase (decrease) in net assets
  resulting from operations                      9,591               217,843                 712,283
                                             ---------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                                      53,072               242,070                 199,795
 Net transfers                                       6                29,086                  (1,833)
 Surrenders for benefit payments and
  fees                                          (5,450)              (87,919)               (142,041)
 Net loan activity                                  (7)                  (26)                    (75)
                                             ---------            ----------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions              47,621               183,211                  55,846
                                             ---------            ----------            ------------
 Net increase (decrease) in net assets          57,212               401,054                 768,129
NET ASSETS:
 Beginning of year                              15,018               472,297                 885,774
                                             ---------            ----------            ------------
 End of year                                   $72,230              $873,351              $1,653,903
                                             =========            ==========            ============

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                   OPPENHEIMER            OPPENHEIMER
                                              OPPENHEIMER            CAPITAL             INTERNATIONAL
                                              EQUITY FUND          INCOME FUND             BOND FUND
                                              SUB-ACCOUNT        SUB-ACCOUNT (38)         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $(79)                $1                    $67,265
 Net realized gain (loss) on security
  transactions                                       107                 --                     (2,347)
 Net realized gain on distributions                   --                 --                     20,976
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        18,442                 13                    187,974
                                               ---------               ----               ------------
 Net increase (decrease) in net assets
  resulting from operations                       18,470                 14                    273,868
                                               ---------               ----               ------------
UNIT TRANSACTIONS:
 Purchases                                         8,238                 87                  1,714,596
 Net transfers                                      (191)                --                     79,710
 Surrenders for benefit payments and
  fees                                            (4,236)                (2)                  (150,220)
 Net loan activity                                    --                 --                       (155)
                                               ---------               ----               ------------
 Net increase (decrease) in net assets
  resulting from unit transactions                 3,811                 85                  1,643,931
                                               ---------               ----               ------------
 Net increase (decrease) in net assets            22,281                 99                  1,917,799
NET ASSETS:
 Beginning of year                                44,226                 --                  1,030,230
                                               ---------               ----               ------------
 End of year                                     $66,507                $99                 $2,948,029
                                               =========               ====               ============

(38) Funded as of February 9, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                            OPPENHEIMER           OPPENHEIMER           OPPENHEIMER
                                         SMALL- & MID- CAP        MAIN STREET          GOLD & SPECIAL
                                             VALUE FUND         OPPORTUNITY FUND        METALS FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $(3,383)                $(786)               $9,133
 Net realized gain (loss) on security
  transactions                                      (64)                1,116                 1,796
 Net realized gain on distributions                  --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      174,801                85,384               250,671
                                             ----------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                     171,354                85,714               261,600
                                             ----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                      125,535               125,500               300,292
 Net transfers                                   13,410                (7,757)               30,091
 Surrenders for benefit payments and
  fees                                          (18,101)              (16,151)              (18,193)
 Net loan activity                                  (72)                 (117)                  (72)
                                             ----------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions              120,772               101,475               312,118
                                             ----------            ----------            ----------
 Net increase (decrease) in net assets          292,126               187,189               573,718
NET ASSETS:
 Beginning of year                              328,250               214,215               183,698
                                             ----------            ----------            ----------
 End of year                                   $620,376              $401,404              $757,416
                                             ==========            ==========            ==========

                                            OPPENHEIMER            PUTNAM                 PUTNAM
                                               REAL                GLOBAL                  HIGH
                                            ESTATE FUND          EQUITY FUND            YIELD FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $332                $(152)                $61,876
 Net realized gain (loss) on security
  transactions                                   1,543                 (507)                 28,651
 Net realized gain on distributions                 --                   --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      18,056                6,450                 280,041
                                             ---------            ---------            ------------
 Net increase (decrease) in net assets
  resulting from operations                     19,931                5,791                 370,568
                                             ---------            ---------            ------------
UNIT TRANSACTIONS:
 Purchases                                      43,330                    5                   6,077
 Net transfers                                   9,190               (1,840)              1,154,677
 Surrenders for benefit payments and
  fees                                          (7,890)                  --                 (33,376)
 Net loan activity                                  (3)                  --                      --
                                             ---------            ---------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions              44,627               (1,835)              1,127,378
                                             ---------            ---------            ------------
 Net increase (decrease) in net assets          64,558                3,956               1,497,946
NET ASSETS:
 Beginning of year                                 298               20,286                 438,852
                                             ---------            ---------            ------------
 End of year                                   $64,856              $24,242              $1,936,798
                                             =========            =========            ============

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                  PUTNAM                 PUTNAM
                                            INTERNATIONAL NEW          SMALL CAP             PUTNAM VT
                                            OPPORTUNITIES FUND         VALUE FUND            VISTA FUND
                                               SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                         $543                 $2,137               $(1,924)
 Net realized gain (loss) on security
  transactions                                      (2,905)               (21,725)               (8,703)
 Net realized gain on distributions                     --                     --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          55,412                 93,312               101,828
                                                ----------             ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                         53,050                 73,724                91,201
                                                ----------             ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                          11,699                  3,196                11,056
 Net transfers                                      60,492                    185                 5,515
 Surrenders for benefit payments and
  fees                                              (6,594)               (78,360)              (11,790)
 Net loan activity                                   4,377                140,608                 3,146
                                                ----------             ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions                  69,974                 65,629                 7,927
                                                ----------             ----------            ----------
 Net increase (decrease) in net assets             123,024                139,353                99,128
NET ASSETS:
 Beginning of year                                 101,535                137,785               249,315
                                                ----------             ----------            ----------
 End of year                                      $224,559               $277,138              $348,443
                                                ==========             ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                              PIONEER             PIONEER OAK          ALLIANZ NFJ
                                              EMERGING          RIDGE SMALL CAP         SMALL CAP
                                            MARKETS FUND          GROWTH FUND           VALUE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT (4)        SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $(1,894)                $(3)                $8,189
 Net realized gain (loss) on security
  transactions                                      934                  --                (13,578)
 Net realized gain on distributions                  --                  --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      133,570                  63                125,584
                                             ----------             -------             ----------
 Net increase (decrease) in net assets
  resulting from operations                     132,610                  60                120,195
                                             ----------             -------             ----------
UNIT TRANSACTIONS:
 Purchases                                      316,520               3,103                623,519
 Net transfers                                  121,554                  (9)               (87,346)
 Surrenders for benefit payments and
  fees                                          (19,102)                 (7)               (27,695)
 Net loan activity                                  (19)                 --                    (50)
                                             ----------             -------             ----------
 Net increase (decrease) in net assets
  resulting from unit transactions              418,953               3,087                508,428
                                             ----------             -------             ----------
 Net increase (decrease) in net assets          551,563               3,147                628,623
NET ASSETS:
 Beginning of year                               12,480                  --                  5,995
                                             ----------             -------             ----------
 End of year                                   $564,043              $3,147               $634,618
                                             ==========             =======             ==========

                                            ALLIANZ NFJ
                                              DIVIDEND            ALLIANZ CCM              PIMCO
                                             VALUE FUND          MID CAP FUND           TOTAL RETURN
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $6,990                $(238)               $142,209
 Net realized gain (loss) on security
  transactions                                       27                  102                    (277)
 Net realized gain on distributions                  --                   --                  62,374
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       66,401                5,714                 197,491
                                             ----------            ---------            ------------
 Net increase (decrease) in net assets
  resulting from operations                      73,418                5,578                 401,797
                                             ----------            ---------            ------------
UNIT TRANSACTIONS:
 Purchases                                      343,270               17,431               4,682,556
 Net transfers                                   (2,923)                 419                 777,109
 Surrenders for benefit payments and
  fees                                           (1,866)                (208)               (281,576)
 Net loan activity                                   (5)                  (3)                   (458)
                                             ----------            ---------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions              338,476               17,639               5,177,631
                                             ----------            ---------            ------------
 Net increase (decrease) in net assets          411,894               23,217               5,579,428
NET ASSETS:
 Beginning of year                                  636                8,475               1,102,807
                                             ----------            ---------            ------------
 End of year                                   $412,530              $31,692              $6,682,235
                                             ==========            =========            ============

(4)  From inception March 5, 2009 to December 31, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                 PIMCO
                                                EMERGING                PIMCO
                                                MARKETS                  REAL                PIONEER
                                               BOND FUND             RETURN FUND              FUND
                                              SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT (39)
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $28,085                 $78,471                 $9
 Net realized gain (loss) on security
  transactions                                         70                   7,093                 --
 Net realized gain on distributions                    --                      --                 --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        103,825                 440,650                135
                                               ----------            ------------            -------
 Net increase (decrease) in net assets
  resulting from operations                       131,980                 526,214                144
                                               ----------            ------------            -------
UNIT TRANSACTIONS:
 Purchases                                        370,589               3,315,990              8,902
 Net transfers                                     14,085                  97,908                (33)
 Surrenders for benefit payments and
  fees                                            (14,244)               (313,073)               (30)
 Net loan activity                                    (47)                   (371)                --
                                               ----------            ------------            -------
 Net increase (decrease) in net assets
  resulting from unit transactions                370,383               3,100,454              8,839
                                               ----------            ------------            -------
 Net increase (decrease) in net assets            502,363               3,626,668              8,983
NET ASSETS:
 Beginning of year                                270,257               1,979,933                 --
                                               ----------            ------------            -------
 End of year                                     $772,620              $5,606,601             $8,983
                                               ==========            ============            =======

(39) Funded as of September 14, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                               PIONEER                 PIONEER                 PIONEER
                                                 HIGH                 STRATEGIC                MID CAP
                                              YIELD FUND             INCOME FUND              VALUE FUND
                                             SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $53,683                 $38,943                  $4,878
 Net realized gain (loss) on security
  transactions                                      5,968                   1,372                     554
 Net realized gain on distributions                    --                      --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        348,031                 142,358                 198,062
                                             ------------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from operations                       407,682                 182,673                 203,494
                                             ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                        980,079                 450,014                 894,860
 Net transfers                                      9,258                  17,088                     698
 Surrenders for benefit payments and
  fees                                            (38,312)                (78,862)                (24,094)
 Net loan activity                                    (99)                    (63)                    (81)
                                             ------------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions                950,926                 388,177                 871,383
                                             ------------            ------------            ------------
 Net increase (decrease) in net assets          1,358,608                 570,850               1,074,877
NET ASSETS:
 Beginning of year                                280,695                 453,776                 150,465
                                             ------------            ------------            ------------
 End of year                                   $1,639,303              $1,024,626              $1,225,342
                                             ============            ============            ============

                                                PIONEER                 PUTNAM               PUTNAM
                                                 GROWTH                 EQUITY             HIGH YIELD
                                           OPPORTUNITIES FUND         INCOME FUND        ADVANTAGE FUND
                                          SUB-ACCOUNT (40)(41)        SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $(956)                  $166               $1,099
 Net realized gain (loss) on security
  transactions                                    (27,493)                    34                    1
 Net realized gain on distributions                    --                     --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         73,935                  6,883                3,234
                                               ----------              ---------            ---------
 Net increase (decrease) in net assets
  resulting from operations                        45,486                  7,083                4,334
                                               ----------              ---------            ---------
UNIT TRANSACTIONS:
 Purchases                                         87,047                  9,268               72,086
 Net transfers                                     (3,128)                23,217                 (207)
 Surrenders for benefit payments and
  fees                                             (1,824)                  (662)                (288)
 Net loan activity                                     (9)                   (11)                  (6)
                                               ----------              ---------            ---------
 Net increase (decrease) in net assets
  resulting from unit transactions                 82,086                 31,812               71,585
                                               ----------              ---------            ---------
 Net increase (decrease) in net assets            127,572                 38,895               75,919
NET ASSETS:
 Beginning of year                                 84,447                  2,377                3,007
                                               ----------              ---------            ---------
 End of year                                     $212,019                $41,272              $78,926
                                               ==========              =========            =========

(40) From inception August 13, 2009 to December 31, 2009.

(41) Effective August 28, 2009, Pioneer Small Cap Value Fund merged with Pioneer Growth Opportunities Fund.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                  PUTNAM
                                              INTERNATIONAL            PUTNAM             PUTNAM
                                               EQUITY FUND         INVESTORS FUND       VISTA FUND
                                               SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $35,238                $6                $(21)
 Net realized gain (loss) on security
  transactions                                       (3,899)               --                   6
 Net realized gain on distributions                      --                --                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          325,397                51                 609
                                               ------------             -----             -------
 Net increase (decrease) in net assets
  resulting from operations                         356,736                57                 594
                                               ------------             -----             -------
UNIT TRANSACTIONS:
 Purchases                                          265,620               316               1,043
 Net transfers                                     (118,227)               --                  --
 Surrenders for benefit payments and
  fees                                             (113,776)               (1)                (72)
 Net loan activity                                       (2)               --                  --
                                               ------------             -----             -------
 Net increase (decrease) in net assets
  resulting from unit transactions                   33,615               315                 971
                                               ------------             -----             -------
 Net increase (decrease) in net assets              390,351               372               1,565
NET ASSETS:
 Beginning of year                                1,413,949               100                 963
                                               ------------             -----             -------
 End of year                                     $1,804,300              $472              $2,528
                                               ============             =====             =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                               PUTNAM
                                            INTERNATIONAL            PUTNAM                ROYCE
                                               CAPITAL              SMALL CAP              TOTAL
                                         OPPORTUNITIES FUND        GROWTH FUND          RETURN FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT (4)
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $143                 $(324)                 $2
 Net realized gain (loss) on security
  transactions                                      (11)                   (1)                  2
 Net realized gain on distributions                  --                    --                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        7,525                11,834                 280
                                              ---------             ---------             -------
 Net increase (decrease) in net assets
  resulting from operations                       7,657                11,509                 284
                                              ---------             ---------             -------
UNIT TRANSACTIONS:
 Purchases                                       92,504                25,710               9,752
 Net transfers                                     (236)                2,687                 (20)
 Surrenders for benefit payments and
  fees                                             (645)               (2,200)               (745)
 Net loan activity                                   (4)                   (3)                (17)
                                              ---------             ---------             -------
 Net increase (decrease) in net assets
  resulting from unit transactions               91,619                26,194               8,970
                                              ---------             ---------             -------
 Net increase (decrease) in net assets           99,276                37,703               9,254
NET ASSETS:
 Beginning of year                                  196                20,602                  --
                                              ---------             ---------             -------
 End of year                                    $99,472               $58,305              $9,254
                                              =========             =========             =======

                                                                                       RIVERSOURCE
                                               ROYCE                                   DIVERSIFIED
                                               VALUE                 ROYCE               EQUITY
                                             PLUS FUND            VALUE FUND           INCOME FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT (4)        SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $(2,879)                $(18)                $219
 Net realized gain (loss) on security
  transactions                                   13,685                   (4)                   3
 Net realized gain on distributions                  --                   --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      148,128                  489                8,263
                                             ----------            ---------            ---------
 Net increase (decrease) in net assets
  resulting from operations                     158,934                  467                8,485
                                             ----------            ---------            ---------
UNIT TRANSACTIONS:
 Purchases                                      126,514               15,803               42,954
 Net transfers                                  (27,217)                  --                3,028
 Surrenders for benefit payments and
  fees                                          (63,399)                (119)                (105)
 Net loan activity                                  (64)                  --                   --
                                             ----------            ---------            ---------
 Net increase (decrease) in net assets
  resulting from unit transactions               35,834               15,684               45,877
                                             ----------            ---------            ---------
 Net increase (decrease) in net assets          194,768               16,151               54,362
NET ASSETS:
 Beginning of year                              370,392                   --                  900
                                             ----------            ---------            ---------
 End of year                                   $565,160              $16,151              $55,262
                                             ==========            =========            =========

(4)  From inception March 5, 2009 to December 31, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                    RIVERSOUCE           RIDGEWORTH
                                              RIVERSOURCE            PARTNERS             SMALL CAP
                                                MID CAP              SMALL CAP              VALUE
                                               VALUE FUND           VALUE FUND           EQUITY FUND
                                              SUB-ACCOUNT        SUB-ACCOUNT (42)      SUB-ACCOUNT (4)
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $1,280                $(10)                 $(3)
 Net realized gain (loss) on security
  transactions                                         25                  21                    1
 Net realized gain on distributions                    --                  --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         32,481                 758                  110
                                               ----------             -------              -------
 Net increase (decrease) in net assets
  resulting from operations                        33,786                 769                  108
                                               ----------             -------              -------
UNIT TRANSACTIONS:
 Purchases                                        110,700               2,849                3,085
 Net transfers                                        516                 593                   --
 Surrenders for benefit payments and
  fees                                             (3,118)                (14)                 (13)
 Net loan activity                                     (1)                 --                   --
                                               ----------             -------              -------
 Net increase (decrease) in net assets
  resulting from unit transactions                108,097               3,428                3,072
                                               ----------             -------              -------
 Net increase (decrease) in net assets            141,883               4,197                3,180
NET ASSETS:
 Beginning of year                                 10,020                  --                   --
                                               ----------             -------              -------
 End of year                                     $151,903              $4,197               $3,180
                                               ==========             =======              =======

(4)  From inception March 5, 2009 to December 31, 2009.

(42) Funded as of June 8, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                            RIDGEWORTH            LEGG MASON
                                              MID-CAP             CLEARBRIDGE            DWS RREEF
                                               VALUE               SMALL CAP            REAL ESTATE
                                            EQUITY FUND           GROWTH FUND         SECURITIES FUND
                                          SUB-ACCOUNT (4)      SUB-ACCOUNT (43)      SUB-ACCOUNT (44)
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $19                  $(214)                 $40
 Net realized gain (loss) on security
  transactions                                     --                      7                   --
 Net realized gain on distributions                --                     --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        132                  6,346                  811
                                              -------              ---------              -------
 Net increase (decrease) in net assets
  resulting from operations                       151                  6,139                  851
                                              -------              ---------              -------
UNIT TRANSACTIONS:
 Purchases                                      6,654                  4,255                2,398
 Net transfers                                    (12)                    --                   --
 Surrenders for benefit payments and
  fees                                            (17)                  (317)                   1
 Net loan activity                                 --                     --                   --
                                              -------              ---------              -------
 Net increase (decrease) in net assets
  resulting from unit transactions              6,625                  3,938                2,399
                                              -------              ---------              -------
 Net increase (decrease) in net assets          6,776                 10,077                3,250
NET ASSETS:
 Beginning of year                                 --                 13,001                   --
                                              -------              ---------              -------
 End of year                                   $6,776                $23,078               $3,250
                                              =======              =========              =======

                                                DWS                   DWS
                                               DREMAN              EMERGING                SSGA
                                            HIGH RETURN          MARKETS FIXED            S&P 500
                                            EQUITY FUND           INCOME FUND           INDEX FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT (4)         SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $2,317                $106                  $8,708
 Net realized gain (loss) on security
  transactions                                   (5,924)                 --                 (76,164)
 Net realized gain on distributions                  --                  --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       64,361                 (57)                202,721
                                             ----------             -------             -----------
 Net increase (decrease) in net assets
  resulting from operations                      60,754                  49                 135,265
                                             ----------             -------             -----------
UNIT TRANSACTIONS:
 Purchases                                      151,343               5,334                 151,826
 Net transfers                                  (19,371)                 --                 (49,279)
 Surrenders for benefit payments and
  fees                                           (6,940)                 (7)               (195,599)
 Net loan activity                                   (5)                 --                      (5)
                                             ----------             -------             -----------
 Net increase (decrease) in net assets
  resulting from unit transactions              125,027               5,327                 (93,057)
                                             ----------             -------             -----------
 Net increase (decrease) in net assets          185,781               5,376                  42,208
NET ASSETS:
 Beginning of year                              154,680                  --                 648,630
                                             ----------             -------             -----------
 End of year                                   $340,461              $5,376                $690,838
                                             ==========             =======             ===========

(4)  From inception March 5, 2009 to December 31, 2009.

(43) Formerly Legg Mason Partners Small Cap Growth Fund. Change effective October 5, 2009.

(44) Funded as of January 30, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                  DWS                                     LEGG MASON
                                               GROWTH &                DWS                CLEARBRIDGE
                                              INCOME VIP              GLOBAL              AGGRESSIVE
                                               PORTFOLIO          THEMATIC FUND           GROWTH FUND
                                              SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT (45)
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $544                  $506                 $(400)
 Net realized gain (loss) on security
  transactions                                    (2,848)                  279                   406
 Net realized gain on distributions                   --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        11,049                50,639                21,833
                                               ---------            ----------             ---------
 Net increase (decrease) in net assets
  resulting from operations                        8,745                51,424                21,839
                                               ---------            ----------             ---------
UNIT TRANSACTIONS:
 Purchases                                         1,252                43,487                18,535
 Net transfers                                    (8,855)               (4,755)                  178
 Surrenders for benefit payments and
  fees                                              (101)               (2,457)               (4,356)
 Net loan activity                                    --                   (17)                   --
                                               ---------            ----------             ---------
 Net increase (decrease) in net assets
  resulting from unit transactions                (7,704)               36,258                14,357
                                               ---------            ----------             ---------
 Net increase (decrease) in net assets             1,041                87,682                36,196
NET ASSETS:
 Beginning of year                                33,804                93,241                62,544
                                               ---------            ----------             ---------
 End of year                                     $34,845              $180,923               $98,740
                                               =========            ==========             =========

(45) Formerly Legg Mason Partners Aggressive Growth Fund. Change effective October 5, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                            LEGG MASON
                                             PARTNERS              LEGG MASON              LEGG MASON
                                            CLEARBRIDGE            CLEARBRIDGE             CLEARBRIDGE
                                            FUNDAMENTAL              MID CAP                SMALL CAP
                                            VALUE FUND              CORE FUND             GROWTH I FUND
                                         SUB-ACCOUNT (46)      SUB-ACCOUNT (4)(48)      SUB-ACCOUNT (49)
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $(1)                    $(30)                  $(451)
 Net realized gain (loss) on security
  transactions                                     2                       (2)                     50
 Net realized gain on distributions               --                       --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       139                      951                  17,355
                                               -----                ---------               ---------
 Net increase (decrease) in net assets
  resulting from operations                      140                      919                  16,954
                                               -----                ---------               ---------
UNIT TRANSACTIONS:
 Purchases                                       265                   26,093                  51,099
 Net transfers                                    --                      (23)                 12,903
 Surrenders for benefit payments and
  fees                                            (4)                    (179)                 (1,152)
 Net loan activity                                --                       (2)                     --
                                               -----                ---------               ---------
 Net increase (decrease) in net assets
  resulting from unit transactions               261                   25,889                  62,850
                                               -----                ---------               ---------
 Net increase (decrease) in net assets           401                   26,808                  79,804
NET ASSETS:
 Beginning of year                               313                       --                     301
                                               -----                ---------               ---------
 End of year                                    $714                  $26,808                 $80,105
                                               =====                =========               =========


                                             BLACKROCK              THORNBURG
                                           SMALL/MID-CAP          INTERNATIONAL            THORNBURG
                                            GROWTH FUND             VALUE FUND             VALUE FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $(1,322)                  $(145)               $3,002
 Net realized gain (loss) on security
  transactions                                     (262)                  2,423                 2,986
 Net realized gain on distributions                  --                      --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       33,926                 462,283               140,295
                                             ----------            ------------            ----------
 Net increase (decrease) in net assets
  resulting from operations                      32,342                 464,561               146,283
                                             ----------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                                       64,762               1,218,601               144,158
 Net transfers                                   (4,061)                 15,871                27,260
 Surrenders for benefit payments and
  fees                                           (7,114)                (72,738)              (31,704)
 Net loan activity                                  (12)                   (107)                 (149)
                                             ----------            ------------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions               53,575               1,161,627               139,565
                                             ----------            ------------            ----------
 Net increase (decrease) in net assets           85,917               1,626,188               285,848
NET ASSETS:
 Beginning of year                               73,516                 639,372               265,608
                                             ----------            ------------            ----------
 End of year                                   $159,433              $2,265,560              $551,456
                                             ==========            ============            ==========

(4)  From inception March 5, 2009 to December 31, 2009.

(46) Formerly Legg Mason Partners Fundamental Value Fund. Change effective October 5, 2009.

(48) Formerly Legg Mason Partners Mid Cap Core Fund. Change effective October 5, 2009.

(49) Formerly Legg Mason Partners Small Cap Growth I Fund. Change effective October 5, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                               THORNBURG           T. ROWE PRICE
                                                  CORE                 GROWTH            T. ROWE PRICE
                                              GROWTH FUND            STOCK FUND          EQUITY-INCOME
                                              SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT (50)
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $(4,585)                $(616)                 $898
 Net realized gain (loss) on security
  transactions                                      1,559                     6                 2,280
 Net realized gain on distributions                    --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        215,940                20,850                43,196
                                               ----------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                       212,914                20,240                46,374
                                               ----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                        191,117               145,426               252,833
 Net transfers                                     34,498                 7,641                 7,170
 Surrenders for benefit payments and
  fees                                            (42,636)                 (442)              (24,622)
 Net loan activity                                   (102)                   --                    (5)
                                               ----------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions                182,877               152,625               235,376
                                               ----------            ----------            ----------
 Net increase (decrease) in net assets            395,791               172,865               281,750
NET ASSETS:
 Beginning of year                                406,878                   213                    --
                                               ----------            ----------            ----------
 End of year                                     $802,669              $173,078              $281,750
                                               ==========            ==========            ==========

(50) Funded as of January 9, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                           T. ROWE PRICE          T. ROWE PRICE           T. ROWE PRICE
                                             RETIREMENT             RETIREMENT              RETIREMENT
                                             2010 FUND              2020 FUND               2030 FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $12,596                 $24,969                 $10,527
 Net realized gain (loss) on security
  transactions                                      745                      83                     624
 Net realized gain on distributions                  --                   2,556                   5,328
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      129,181                 407,815                 289,999
                                             ----------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from operations                     142,522                 435,423                 306,478
                                             ----------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                      642,509               2,082,019               1,515,908
 Net transfers                                    5,742                  18,338                  (1,407)
 Surrenders for benefit payments and
  fees                                          (69,882)                (42,837)                (51,804)
 Net loan activity                                  (57)                   (169)                   (164)
                                             ----------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions              578,312               2,057,351               1,462,533
                                             ----------            ------------            ------------
 Net increase (decrease) in net assets          720,834               2,492,774               1,769,011
NET ASSETS:
 Beginning of year                              117,688                  34,567                  43,128
                                             ----------            ------------            ------------
 End of year                                   $838,522              $2,527,341              $1,812,139
                                             ==========            ============            ============

                                           T. ROWE PRICE         T. ROWE PRICE         T. ROWE PRICE
                                             RETIREMENT            RETIREMENT            RETIREMENT
                                             2040 FUND             2050 FUND            INCOME FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $4,228                $1,147                $1,723
 Net realized gain (loss) on security
  transactions                                       (7)                 (111)                    5
 Net realized gain on distributions               3,334                   884                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      162,767                73,757                21,450
                                             ----------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                     170,322                75,677                23,178
                                             ----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                      741,339               239,424                30,771
 Net transfers                                   40,840                63,650                 1,400
 Surrenders for benefit payments and
  fees                                          (16,774)              (24,144)               (1,522)
 Net loan activity                                  (57)                 (203)                   --
                                             ----------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions              765,348               278,727                30,649
                                             ----------            ----------            ----------
 Net increase (decrease) in net assets          935,670               354,404                53,827
NET ASSETS:
 Beginning of year                               14,913                 2,022                97,398
                                             ----------            ----------            ----------
 End of year                                   $950,583              $356,426              $151,225
                                             ==========            ==========            ==========

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                    VICTORY                VICTORY
                                              UBS GLOBAL          DIVERSIFIED              SPECIAL
                                           ALLOCATION FUND         STOCK FUND             VALUE FUND
                                             SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                        $7                   $85                 $(3,578)
 Net realized gain (loss) on security
  transactions                                     (673)                 (289)                  2,025
 Net realized gain on distributions                  --                    --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        1,380                68,386                 332,058
                                               --------            ----------            ------------
 Net increase (decrease) in net assets
  resulting from operations                         714                68,182                 330,505
                                               --------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                                          567               242,024                 783,888
 Net transfers                                       --                 9,179                 (35,069)
 Surrenders for benefit payments and
  fees                                           (3,406)              (14,300)                (55,792)
 Net loan activity                                   --                   (22)                    (46)
                                               --------            ----------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions               (2,839)              236,881                 692,981
                                               --------            ----------            ------------
 Net increase (decrease) in net assets           (2,125)              305,063               1,023,486
NET ASSETS:
 Beginning of year                                2,609               154,503                 565,449
                                               --------            ----------            ------------
 End of year                                       $484              $459,566              $1,588,935
                                               ========            ==========            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                              VICTORY               VICTORY              VAN KAMPEN
                                           SMALL COMPANY          ESTABLISHED            SMALL CAP
                                          OPPORTUNITY FUND        VALUE FUND            GROWTH FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT (4)         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $(1,252)               $(1)                  $(3,474)
 Net realized gain (loss) on security
  transactions                                      127                  1                       740
 Net realized gain on distributions                  --                 15                        --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       56,445                 52                   153,415
                                             ----------              -----              ------------
 Net increase (decrease) in net assets
  resulting from operations                      55,320                 67                   150,681
                                             ----------              -----              ------------
UNIT TRANSACTIONS:
 Purchases                                      337,237                897                   712,204
 Net transfers                                    2,578                (28)                    2,803
 Surrenders for benefit payments and
  fees                                           (3,485)                (3)                  (14,363)
 Net loan activity                                   (3)                --                       (57)
                                             ----------              -----              ------------
 Net increase (decrease) in net assets
  resulting from unit transactions              336,327                866                   700,587
                                             ----------              -----              ------------
 Net increase (decrease) in net assets          391,647                933                   851,268
NET ASSETS:
 Beginning of year                                8,794                 --                   199,431
                                             ----------              -----              ------------
 End of year                                   $400,441               $933                $1,050,699
                                             ==========              =====              ============

                                                                                        VAN KAMPEN
                                             VAN KAMPEN            VAN KAMPEN             EQUITY
                                            COMSTOCK FUND        ENTERPRISE FUND        GROWTH FUND
                                             SUB-ACCOUNT        SUB-ACCOUNT (51)        SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $39,104                $(23)                $(272)
 Net realized gain (loss) on security
  transactions                                    25,329                  --                   126
 Net realized gain on distributions                   --                  --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       815,051                 951                16,630
                                             -----------             -------             ---------
 Net increase (decrease) in net assets
  resulting from operations                      879,484                 928                16,484
                                             -----------             -------             ---------
UNIT TRANSACTIONS:
 Purchases                                       668,438               3,440                19,664
 Net transfers                                    59,839                  28                 1,217
 Surrenders for benefit payments and
  fees                                          (390,356)                (18)               (2,609)
 Net loan activity                                  (311)                 --                   (18)
                                             -----------             -------             ---------
 Net increase (decrease) in net assets
  resulting from unit transactions               337,610               3,450                18,254
                                             -----------             -------             ---------
 Net increase (decrease) in net assets         1,217,094               4,378                34,738
NET ASSETS:
 Beginning of year                             2,661,461                  --                14,950
                                             -----------             -------             ---------
 End of year                                  $3,878,555              $4,378               $49,688
                                             ===========             =======             =========

(4)  From inception March 5, 2009 to December 31, 2009.

(51) Funded as of March 13, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                           VAN KAMPEN              VAN KAMPEN            VAN KAMPEN
                                           EQUITY AND              GROWTH AND             MID CAP
                                           INCOME FUND            INCOME FUND           GROWTH FUND
                                           SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $291,238                $2,439               $(1,680)
 Net realized gain (loss) on security
  transactions                                   68,732                    90                     4
 Net realized gain on distributions                  --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    3,513,542               132,645                73,454
                                          -------------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                   3,873,512               135,174                71,778
                                          -------------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                    5,572,884               289,383               179,893
 Net transfers                                 (406,604)              100,378                   595
 Surrenders for benefit payments and
  fees                                       (1,660,517)              (24,190)               (4,975)
 Net loan activity                                 (867)                  (26)                   (8)
                                          -------------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions            3,504,896               365,545               175,505
                                          -------------            ----------            ----------
 Net increase (decrease) in net assets        7,378,408               500,719               247,283
NET ASSETS:
 Beginning of year                           13,885,550               193,368                54,835
                                          -------------            ----------            ----------
 End of year                                $21,263,958              $694,087              $302,118
                                          =============            ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                            VAN KAMPEN           VAN KAMPEN          VAN KAMPEN
                                          U.S. MORTGAGE         REAL ESTATE            CAPITAL
                                               FUND           SECURITIES FUND        GROWTH FUND
                                           SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $10                 $1,029               $(15)
 Net realized gain (loss) on security
  transactions                                     3                    397                  1
 Net realized gain on distributions               --                     --                 --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        28                 27,628                571
                                              ------             ----------            -------
 Net increase (decrease) in net assets
  resulting from operations                       41                 29,054                557
                                              ------             ----------            -------
UNIT TRANSACTIONS:
 Purchases                                       177                 23,401              2,467
 Net transfers                                    --                  2,462                 --
 Surrenders for benefit payments and
  fees                                          (139)                  (315)               (31)
 Net loan activity                                --                     --                 --
                                              ------             ----------            -------
 Net increase (decrease) in net assets
  resulting from unit transactions                38                 25,548              2,436
                                              ------             ----------            -------
 Net increase (decrease) in net assets            79                 54,602              2,993
NET ASSETS:
 Beginning of year                               607                 66,892                147
                                              ------             ----------            -------
 End of year                                    $686               $121,494             $3,140
                                              ======             ==========            =======

                                            VAN KAMPEN           VAN KAMPEN             VAN KAMPEN
                                             SMALL CAP            AMERICAN                GLOBAL
                                            VALUE FUND           VALUE FUND           FRANCHISE FUND
                                          SUB-ACCOUNT (4)      SUB-ACCOUNT (4)     SUB-ACCOUNT (52)(53)
--------------------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $(68)                $(1)                  $351
 Net realized gain (loss) on security
  transactions                                       3                  --                    753
 Net realized gain on distributions                 --                  --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       1,832                 183                    262
                                             ---------             -------                -------
 Net increase (decrease) in net assets
  resulting from operations                      1,767                 182                  1,366
                                             ---------             -------                -------
UNIT TRANSACTIONS:
 Purchases                                      12,951               1,741                  4,033
 Net transfers                                  16,059                  --                     --
 Surrenders for benefit payments and
  fees                                            (401)                 (3)                   (12)
 Net loan activity                                  --                  --                     --
                                             ---------             -------                -------
 Net increase (decrease) in net assets
  resulting from unit transactions              28,609               1,738                  4,021
                                             ---------             -------                -------
 Net increase (decrease) in net assets          30,376               1,920                  5,387
NET ASSETS:
 Beginning of year                                  --                  --                     23
                                             ---------             -------                -------
 End of year                                   $30,376              $1,920                 $5,410
                                             =========             =======                =======

(4)  From inception March 5, 2009 to December 31, 2009.

(52) From inception March 26, 2009 to December 31, 2009.

(53) Effective October 02, 2009, Van Kampen Global Value Equity merged with Van Kampen Global Franchise Fund.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                               SELIGMAN
                                            COMMUNICATIONS
                                            AND INFORMATION
                                                 FUND
                                              SUB-ACCOUNT
-------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $(138)
 Net realized gain (loss) on security
  transactions                                        (2)
 Net realized gain on distributions                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         9,514
                                               ---------
 Net increase (decrease) in net assets
  resulting from operations                        9,374
                                               ---------
UNIT TRANSACTIONS:
 Purchases                                        16,372
 Net transfers                                    10,547
 Surrenders for benefit payments and
  fees                                              (338)
 Net loan activity                                    --
                                               ---------
 Net increase (decrease) in net assets
  resulting from unit transactions                26,581
                                               ---------
 Net increase (decrease) in net assets            35,955
NET ASSETS:
 Beginning of year                                 8,184
                                               ---------
 End of year                                     $44,139
                                               =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                    LEGG MASON
                                                                     PARTNERS
                                               SELIGMAN             CLEARBRIDGE
                                                GLOBAL               SMALL CAP              GROWTH              MODERATE
                                            TECHNOLOGY FUND         VALUE FUND           STRATEGY FUND        STRATEGY FUND
                                              SUB-ACCOUNT        SUB-ACCOUNT (54)       SUB-ACCOUNT (4)      SUB-ACCOUNT (4)
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $(262)                $(175)                 $3                   $30
 Net realized gain (loss) on security
  transactions                                     2,124                     6                  --                    --
 Net realized gain on distributions                   --                    47                  --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         9,787                 6,302                   7                    24
                                               ---------             ---------               -----               -------
 Net increase (decrease) in net assets
  resulting from operations                       11,649                 6,180                  10                    54
                                               ---------             ---------               -----               -------
UNIT TRANSACTIONS:
 Purchases                                        31,863                13,848                 765                 4,768
 Net transfers                                       157                (1,114)                 --                    --
 Surrenders for benefit payments and
  fees                                           (12,164)                 (630)                 (8)                  (18)
 Net loan activity                                    --                    --                  --                    --
                                               ---------             ---------               -----               -------
 Net increase (decrease) in net assets
  resulting from unit transactions                19,856                12,104                 757                 4,750
                                               ---------             ---------               -----               -------
 Net increase (decrease) in net assets            31,505                18,284                 767                 4,804
NET ASSETS:
 Beginning of year                                 1,763                10,052                  --                    --
                                               ---------             ---------               -----               -------
 End of year                                     $33,268               $28,336                $767                $4,804
                                               =========             =========               =====               =======

(4)  From inception March 5, 2009 to December 31, 2009.

(54) Formerly Legg Mason Partners Small Cap Value Fund. Change effective October 5, 2009.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                   AMERICAN CENTURY VP
                                         EQUITY               AMERICAN CENTURY VP        AMERICAN CENTURY VP
                                       INCOME FUND               ULTRA(R) FUND              BALANCED FUND
                                       SUB-ACCOUNT                SUB-ACCOUNT              SUB-ACCOUNT (1)
---------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $165,260                    $(128)                     $(165)
 Net realized gain (loss) on
  security transactions                    (179,478)                     (31)                      (170)
 Net realized gain on
  distributions                                  --                       --                         --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (1,372,372)                  (9,768)                    (8,970)
                                      -------------                ---------                  ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             (1,386,590)                  (9,927)                    (9,305)
                                      -------------                ---------                  ---------
UNIT TRANSACTIONS:
 Purchases                                  995,730                   12,833                         --
 Net transfers                             (343,493)                  11,207                     59,745
 Surrenders for benefit
  payments and fees                        (720,426)                    (535)                    (1,019)
 Net loan activity                             (199)                      --                         --
                                      -------------                ---------                  ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                         (68,388)                  23,505                     58,726
                                      -------------                ---------                  ---------
 Net increase (decrease) in
  net assets                             (1,454,978)                  13,578                     49,421
NET ASSETS:
 Beginning of year                        6,787,949                   13,825                         --
                                      -------------                ---------                  ---------
 End of year                             $5,332,971                  $27,403                    $49,421
                                      =============                =========                  =========

(1)  Funded as of June 6, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                             AMERICAN CENTURY VP        AMERICAN CENTURY VP
                                  AMERICAN CENTURY VP             SMALL CAP                LARGE COMPANY
                                  INTERNATIONAL FUND             VALUE FUND                 VALUE FUND
                                    SUB-ACCOUNT (1)              SUB-ACCOUNT                SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $(61)                      $120                       $145
 Net realized gain (loss) on
  security transactions                       (2)                    (2,120)                      (713)
 Net realized gain on
  distributions                               --                         50                        270
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (8,965)                    (3,751)                    (5,771)
                                       ---------                  ---------                  ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              (9,028)                    (5,701)                    (6,069)
                                       ---------                  ---------                  ---------
UNIT TRANSACTIONS:
 Purchases                                 1,938                     13,551                     26,683
 Net transfers                            20,485                     (3,886)                    (1,553)
 Surrenders for benefit
  payments and fees                           --                     (4,702)                    (4,015)
 Net loan activity                            --                        (24)                       (39)
                                       ---------                  ---------                  ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       22,423                      4,939                     21,076
                                       ---------                  ---------                  ---------
 Net increase (decrease) in
  net assets                              13,395                       (762)                    15,007
NET ASSETS:
 Beginning of year                            --                     18,633                        385
                                       ---------                  ---------                  ---------
 End of year                             $13,395                    $17,871                    $15,392
                                       =========                  =========                  =========

                                                            AMERICAN CENTURY VP       AMERICAN CENTURY VP
                                 AMERICAN CENTURY VP        INFLATION-ADJUSTED               EQUITY
                                    VISTA(SM) FUND               BOND FUND                GROWTH FUND
                                     SUB-ACCOUNT                SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(1,005)                     $764                       $3
 Net realized gain (loss) on
  security transactions                      809                       (37)                      --
 Net realized gain on
  distributions                               --                        --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (74,041)                   (1,818)                    (145)
                                      ----------                 ---------                   ------
 Net increase (decrease) in
  net assets resulting from
  operations                             (74,237)                   (1,091)                    (142)
                                      ----------                 ---------                   ------
UNIT TRANSACTIONS:
 Purchases                               125,322                    20,716                      987
 Net transfers                            22,156                    (1,294)                      --
 Surrenders for benefit
  payments and fees                       (3,525)                      (61)                      (7)
 Net loan activity                           (28)                       --                       --
                                      ----------                 ---------                   ------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      143,925                    19,361                      980
                                      ----------                 ---------                   ------
 Net increase (decrease) in
  net assets                              69,688                    18,270                      838
NET ASSETS:
 Beginning of year                        63,568                     9,414                       69
                                      ----------                 ---------                   ------
 End of year                            $133,256                   $27,684                     $907
                                      ==========                 =========                   ======

(1)  Funded as of June 6, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                   AMERICAN CENTURY VP
                                        INCOME &              AMERICAN CENTURY VP       AMERICAN CENTURY VP
                                       GROWTH FUND                ULTRA FUND                 VALUE FUND
                                     SUB-ACCOUNT (2)            SUB-ACCOUNT (3)           SUB-ACCOUNT (3)
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $(1,216)                   $(2,740)                   $(5,718)
 Net realized gain (loss) on
  security transactions                     (5,094)                    (5,443)                    (2,766)
 Net realized gain on
  distributions                                 --                         --                         --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (110,369)                  (312,684)                  (378,072)
                                       -----------                -----------               ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              (116,679)                  (320,867)                  (386,556)
                                       -----------                -----------               ------------
UNIT TRANSACTIONS:
 Purchases                                   5,156                     17,972                      5,000
 Net transfers                             435,896                    957,816                  1,746,401
 Surrenders for benefit
  payments and fees                        (23,138)                   (63,710)                   (62,304)
 Net loan activity                              --                         --                         --
                                       -----------                -----------               ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                        417,914                    912,078                  1,689,097
                                       -----------                -----------               ------------
 Net increase (decrease) in
  net assets                               301,235                    591,211                  1,302,541
NET ASSETS:
 Beginning of year                              --                         --                         --
                                       -----------                -----------               ------------
 End of year                              $301,235                   $591,211                 $1,302,541
                                       ===========                ===========               ============

(2)  Funded as of May 16, 2008.

(3)  Funded as of May 9, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    AIM V.I.             AIM V.I.             AIM
                                    SMALL CAP            FINANCIAL           BASIC
                                   EQUITY FUND         SERVICES FUND      VALUE FUND
                                 SUB-ACCOUNT (1)      SUB-ACCOUNT (1)     SUB-ACCOUNT
-------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(78)                $21              $(2,500)
 Net realized gain (loss) on
  security transactions                    (5)                 (1)             (61,178)
 Net realized gain on
  distributions                           185                  68              127,867
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (6,462)               (593)          (1,245,747)
                                    ---------             -------        -------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (6,360)               (505)          (1,181,558)
                                    ---------             -------        -------------
UNIT TRANSACTIONS:
 Purchases                                 --                  --              342,915
 Net transfers                         49,236               1,000             (387,371)
 Surrenders for benefit
  payments and fees                        (1)                 (1)            (281,243)
 Net loan activity                         --                  --                   (4)
                                    ---------             -------        -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    49,235                 999             (325,703)
                                    ---------             -------        -------------
 Net increase (decrease) in
  net assets                           42,875                 494           (1,507,261)
NET ASSETS:
 Beginning of year                         --                  --            2,554,238
                                    ---------             -------        -------------
 End of year                          $42,875                $494           $1,046,977
                                    =========             =======        =============

                                       AIM                   AIM                   AIM
                                     EUROPEAN           INTERNATIONAL         MID CAP CORE
                                   GROWTH FUND           GROWTH FUND           EQUITY FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $3,486                  $976                 $169
 Net realized gain (loss) on
  security transactions                 (9,302)                    1               (7,380)
 Net realized gain on
  distributions                          7,450                    --                4,542
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (95,210)              (46,704)             (28,403)
                                    ----------            ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                           (93,576)              (45,727)             (31,072)
                                    ----------            ----------            ---------
UNIT TRANSACTIONS:
 Purchases                              61,747                87,483               95,402
 Net transfers                         (14,640)                  (23)              (1,501)
 Surrenders for benefit
  payments and fees                     (6,048)               (2,343)             (37,422)
 Net loan activity                          (2)                  (27)                  --
                                    ----------            ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     41,057                85,090               56,479
                                    ----------            ----------            ---------
 Net increase (decrease) in
  net assets                           (52,519)               39,363               25,407
NET ASSETS:
 Beginning of year                     178,809                63,607               70,990
                                    ----------            ----------            ---------
 End of year                          $126,290              $102,970              $96,397
                                    ==========            ==========            =========

(1)  Funded as of June 6, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                   AIM                    AIM                   AIM
                                                SMALL CAP                REAL                SMALL CAP
                                               GROWTH FUND            ESTATE FUND           EQUITY FUND
                                               SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $(2,806)               $11,519                 $(33)
 Net realized gain (loss) on security
  transactions                                     (20,315)               (62,697)                   1
 Net realized gain on distributions                 17,060                  4,645                  179
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        (201,686)              (336,627)                (336)
                                               -----------            -----------            ---------
 Net increase (decrease) in net assets
  resulting from operations                       (207,747)              (383,160)                (189)
                                               -----------            -----------            ---------
UNIT TRANSACTIONS:
 Purchases                                         120,176                421,853               13,253
 Net transfers                                     (33,370)              (203,200)                  --
 Surrenders for benefit payments and
  fees                                             (31,292)               (56,209)                 (47)
 Net loan activity                                      --                    (89)                  --
                                               -----------            -----------            ---------
 Net increase (decrease) in net assets
  resulting from unit transactions                  55,514                162,355               13,206
                                               -----------            -----------            ---------
 Net increase (decrease) in net assets            (152,233)              (220,805)              13,017
NET ASSETS:
 Beginning of year                                 499,717                966,781                   80
                                               -----------            -----------            ---------
 End of year                                      $347,484               $745,976              $13,097
                                               ===========            ===========            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                      ALLIANCEBERNSTEIN VPS      ALLIANCEBERNSTEIN VPS
                                   DOMINI SOCIAL             BALANCED                  GROWTH AND
                                    EQUITY FUND          SHARES PORTFOLIO           INCOME PORTFOLIO
                                    SUB-ACCOUNT            SUB-ACCOUNT                SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $12                  $2,523                       $375
 Net realized gain (loss) on
  security transactions                   (177)                 (3,082)                      (718)
 Net realized gain on
  distributions                             --                      --                         --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                       (1,065)                (51,879)                   (11,182)
                                      --------              ----------                 ----------
 Net increase (decrease) in net
  assets resulting from
  operations                            (1,230)                (52,438)                   (11,525)
                                      --------              ----------                 ----------
UNIT TRANSACTIONS:
 Purchases                                 602                  39,589                     47,100
 Net transfers                              --                 (14,812)                    (1,416)
 Surrenders for benefit
  payments and fees                       (769)                (12,217)                    (5,072)
 Net loan activity                          --                      (8)                       (55)
                                      --------              ----------                 ----------
 Net increase (decrease) in net
  assets resulting from unit
  transactions                            (167)                 12,552                     40,557
                                      --------              ----------                 ----------
 Net increase (decrease) in net
  assets                                (1,397)                (39,886)                    29,032
NET ASSETS:
 Beginning of year                       3,431                 170,863                        110
                                      --------              ----------                 ----------
 End of year                            $2,034                $130,977                    $29,142
                                      ========              ==========                 ==========

                                   ALLIANCEBERNSTEIN VPS      ALLIANCEBERNSTEIN VPS     ALLIANCEBERNSTEIN VPS
                                       INTERNATIONAL              INTERNATIONAL                 GLOBAL
                                     GROWTH PORTFOLIO            VALUE PORTFOLIO           VALUE PORTFOLIO
                                        SUB-ACCOUNT                SUB-ACCOUNT               SUB-ACCOUNT
-------------------------------  ------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                $2,292                     $(8,432)                   $(569)
 Net realized gain (loss) on
  security transactions                      (1,651)                    (35,772)                  (4,128)
 Net realized gain on
  distributions                                 332                          --                       --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                          (160,797)                 (1,100,101)                 (54,970)
                                        -----------               -------------               ----------
 Net increase (decrease) in net
  assets resulting from
  operations                               (159,824)                 (1,144,305)                 (59,667)
                                        -----------               -------------               ----------
UNIT TRANSACTIONS:
 Purchases                                  238,388                     636,673                   47,637
 Net transfers                              (15,987)                    (87,343)                 (20,369)
 Surrenders for benefit
  payments and fees                         (11,618)                   (114,171)                  (6,293)
 Net loan activity                              (22)                        (61)                      (4)
                                        -----------               -------------               ----------
 Net increase (decrease) in net
  assets resulting from unit
  transactions                              210,761                     435,098                   20,971
                                        -----------               -------------               ----------
 Net increase (decrease) in net
  assets                                     50,937                    (709,207)                 (38,696)
NET ASSETS:
 Beginning of year                          162,720                   1,804,088                  100,344
                                        -----------               -------------               ----------
 End of year                               $213,657                  $1,094,881                  $61,648
                                        ===========               =============               ==========

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                            ALLIANCEBERNSTEIN VPS      ALLIANCEBERNSTEIN VPS
                                                SMALL/MID-CAP              SMALL-MID CAP           AMERICAN FUNDS
                                              GROWTH PORTFOLIO            VALUE PORTFOLIO            AMCAP FUND
                                             SUB-ACCOUNT (4)(5)           SUB-ACCOUNT (6)           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                         $(124)                      $47                     $(971)
 Net realized gain (loss) on security
  transactions                                           (1)                       --                       (36)
 Net realized gain on distributions                      --                        --                     3,613
 Net unrealized appreciation
  (depreciation) of investments
  during the year                                    (8,794)                    1,452                   (44,786)
                                                  ---------                   -------                ----------
 Net increase (decrease) in net assets
  resulting from operations                          (8,919)                    1,499                   (42,180)
                                                  ---------                   -------                ----------
UNIT TRANSACTIONS:
 Purchases                                           23,683                     4,793                   114,989
 Net transfers                                        4,722                        --                    41,038
 Surrenders for benefit payments and
  fees                                                  (34)                       (1)                   (4,660)
 Net loan activity                                       --                        --                       (19)
                                                  ---------                   -------                ----------
 Net increase (decrease) in net assets
  resulting from unit
  transactions                                       28,371                     4,792                   151,348
                                                  ---------                   -------                ----------
 Net increase (decrease) in net assets               19,452                     6,291                   109,168
NET ASSETS:
 Beginning of year                                       --                        --                    25,323
                                                  ---------                   -------                ----------
 End of year                                        $19,452                    $6,291                  $134,491
                                                  =========                   =======                ==========

(4)  Funded as of February 20, 2008.

(5) Formerly AllianceBernstein Mid-Cap Growth Fund. Change effective November 3, 2008.

(6)  From inception April 30, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                           AMERICAN FUNDS         AMERICAN FUNDS           AMERICAN FUNDS
                                              AMERICAN            CAPITAL INCOME             EUROPACIFIC
                                           BALANCED FUND           BUILDER FUND              GROWTH FUND
                                            SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $7,723                 $164,237                  $34,533
 Net realized gain (loss) on security
  transactions                                  (12,680)                (140,249)                 (53,091)
 Net realized gain on distributions               1,952                       --                  109,768
 Net unrealized appreciation
  (depreciation) of investments
  during the year                               (90,593)              (1,547,757)              (1,304,612)
                                             ----------            -------------            -------------
 Net increase (decrease) in net assets
  resulting from operations                     (93,598)              (1,523,769)              (1,213,402)
                                             ----------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                                      576,959                2,937,362                1,498,758
 Net transfers                                  (20,933)                 259,250                  190,266
 Surrenders for benefit payments and
  fees                                          (12,822)                (154,981)                (135,176)
 Net loan activity                                  (15)                     (65)                    (153)
                                             ----------            -------------            -------------
 Net increase (decrease) in net assets
  resulting from unit
  transactions                                  543,189                3,041,566                1,553,695
                                             ----------            -------------            -------------
 Net increase (decrease) in net assets          449,591                1,517,797                  340,293
NET ASSETS:
 Beginning of year                               44,204                3,142,182                2,039,596
                                             ----------            -------------            -------------
 End of year                                   $493,795               $4,659,979               $2,379,889
                                             ==========            =============            =============

                                            AMERICAN FUNDS         AMERICAN FUNDS          AMERICAN FUNDS
                                             FUNDAMENTAL                 NEW               THE BOND FUND
                                            INVESTORS FUND        PERSPECTIVE FUND           OF AMERICA
                                             SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $5,944                 $7,345                 $51,942
 Net realized gain (loss) on security
  transactions                                    (76,029)                (1,017)                (29,245)
 Net realized gain on distributions                 4,259                 30,930                      --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                                (346,173)              (136,985)               (190,245)
                                             ------------            -----------            ------------
 Net increase (decrease) in net assets
  resulting from operations                      (411,999)               (99,727)               (167,548)
                                             ------------            -----------            ------------
UNIT TRANSACTIONS:
 Purchases                                      1,067,818                318,099               1,071,926
 Net transfers                                    141,773                127,783                 132,291
 Surrenders for benefit payments and
  fees                                             (8,495)               (18,134)                (27,805)
 Net loan activity                                    (59)                   (29)                   (127)
                                             ------------            -----------            ------------
 Net increase (decrease) in net assets
  resulting from unit
  transactions                                  1,201,037                427,719               1,176,285
                                             ------------            -----------            ------------
 Net increase (decrease) in net assets            789,038                327,992               1,008,737
NET ASSETS:
 Beginning of year                                360,344                 99,886                 388,500
                                             ------------            -----------            ------------
 End of year                                   $1,149,382               $427,878              $1,397,237
                                             ============            ===========            ============

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                                                               AMERICAN FUNDS
                                              AMERICAN FUNDS           AMERICAN FUNDS          THE INVESTMENT
                                              THE GROWTH FUND         THE INCOME FUND             COMPANY
                                              OF AMERICA FUND            OF AMERICA              OF AMERICA
                                                SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                         $4,484                 $45,066                 $12,723
 Net realized gain (loss) on security
  transactions                                       (74,398)                (15,736)                (20,097)
 Net realized gain on distributions                       --                      --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        (3,569,162)               (424,514)               (332,445)
                                               -------------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from operations                       (3,639,076)               (395,184)               (339,819)
                                               -------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                         3,982,175                 860,428                 927,556
 Net transfers                                       246,280                  29,859                 124,023
 Surrenders for benefit payments and
  fees                                              (557,030)               (114,075)                (20,760)
 Net loan activity                                      (515)                   (113)                    (45)
                                               -------------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions                 3,670,910                 776,099               1,030,774
                                               -------------            ------------            ------------
 Net increase (decrease) in net assets                31,834                 380,915                 690,955
NET ASSETS:
 Beginning of year                                 6,888,493                 926,191                 284,028
                                               -------------            ------------            ------------
 End of year                                      $6,920,327              $1,307,106                $974,983
                                               =============            ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                           AMERICAN FUNDS         AMERICAN FUNDS         AMERICAN FUNDS
                                               THE NEW              WASHINGTON              AMERICAN
                                            ECONOMY FUND         MUTUAL INVESTORS         MUTUAL FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $1,440                 $3,727                  $769
 Net realized gain (loss) on security
  transactions                                   (29,804)                (1,325)                 (110)
 Net realized gain on distributions                   --                  8,382                   728
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (158,828)              (107,018)              (25,353)
                                             -----------            -----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                     (187,192)               (96,234)              (23,966)
                                             -----------            -----------            ----------
UNIT TRANSACTIONS:
 Purchases                                       186,787                424,856               104,186
 Net transfers                                   (36,954)                35,159                 8,905
 Surrenders for benefit payments and
  fees                                           (65,081)               (14,034)               (4,897)
 Net loan activity                                   (10)                   (39)                  (32)
                                             -----------            -----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions                84,742                445,942               108,162
                                             -----------            -----------            ----------
 Net increase (decrease) in net assets          (102,450)               349,708                84,196
NET ASSETS:
 Beginning of year                               422,503                 30,343                 7,094
                                             -----------            -----------            ----------
 End of year                                    $320,053               $380,051               $91,290
                                             ===========            ===========            ==========

                                            AMERICAN FUNDS
                                             CAPITAL WORLD          AMERICAN FUNDS             ARIEL
                                               GROWTH &                SMALLCAP            APPRECIATION
                                              INCOME FUND             WORLD FUND               FUND
                                              SUB-ACCOUNT             SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $99,684                $(1,853)                $(19)
 Net realized gain (loss) on security
  transactions                                     (40,475)               (65,980)              (1,830)
 Net realized gain on distributions                     --                     --                3,531
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (2,044,998)               (47,713)             (21,946)
                                             -------------            -----------            ---------
 Net increase (decrease) in net assets
  resulting from operations                     (1,985,789)              (115,546)             (20,264)
                                             -------------            -----------            ---------
UNIT TRANSACTIONS:
 Purchases                                       2,029,238                 83,183               18,770
 Net transfers                                     (75,785)                14,818               (3,675)
 Surrenders for benefit payments and
  fees                                            (432,945)                (2,190)                (597)
 Net loan activity                                    (299)                    (5)                  --
                                             -------------            -----------            ---------
 Net increase (decrease) in net assets
  resulting from unit transactions               1,520,209                 95,806               14,498
                                             -------------            -----------            ---------
 Net increase (decrease) in net assets            (465,580)               (19,740)              (5,766)
NET ASSETS:
 Beginning of year                               4,393,740                183,327               35,329
                                             -------------            -----------            ---------
 End of year                                    $3,928,160               $163,587              $29,563
                                             =============            ===========            =========

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                                      ARTISAN
                                                                      MID CAP             LIFEPATH 2010
                                              ARIEL FUND            VALUE FUND              PORTFOLIO
                                              SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                        $38                $(3,632)                $33,794
 Net realized gain (loss) on security
  transactions                                      (547)               (18,835)                (87,553)
 Net realized gain on distributions                   --                  5,460                  18,475
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        (6,818)              (198,393)               (291,306)
                                               ---------            -----------            ------------
 Net increase (decrease) in net assets
  resulting from operations                       (7,327)              (215,400)               (326,590)
                                               ---------            -----------            ------------
UNIT TRANSACTIONS:
 Purchases                                         1,132                169,734               1,312,252
 Net transfers                                     1,098               (195,652)               (367,775)
 Surrenders for benefit payments and
  fees                                            (1,898)               (31,417)               (190,400)
 Net loan activity                                    --                    (40)                   (202)
                                               ---------            -----------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions                   332                (57,375)                753,875
                                               ---------            -----------            ------------
 Net increase (decrease) in net assets            (6,995)              (272,775)                427,285
NET ASSETS:
 Beginning of year                                15,360                856,658               1,017,716
                                               ---------            -----------            ------------
 End of year                                      $8,365               $583,883              $1,445,001
                                               =========            ===========            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                            LIFEPATH 2020           LIFEPATH 2030           LIFEPATH 2040
                                              PORTFOLIO               PORTFOLIO               PORTFOLIO
                                             SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $30,799                 $23,360                 $16,571
 Net realized gain (loss) on security
  transactions                                   (175,488)               (131,254)                (37,309)
 Net realized gain on distributions                20,046                  14,247                  10,015
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       (655,096)               (843,586)               (924,850)
                                             ------------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from operations                      (779,739)               (937,233)               (935,573)
                                             ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                      1,686,781               1,609,840               1,932,044
 Net transfers                                   (129,163)                144,133                 (88,357)
 Surrenders for benefit payments and
  fees                                           (483,174)               (292,378)               (165,400)
 Net loan activity                                   (440)                   (266)                   (182)
                                             ------------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions              1,074,004               1,461,329               1,678,105
                                             ------------            ------------            ------------
 Net increase (decrease) in net assets            294,265                 524,096                 742,532
NET ASSETS:
 Beginning of year                              2,035,618               1,919,088               1,420,352
                                             ------------            ------------            ------------
 End of year                                   $2,329,883              $2,443,184              $2,162,884
                                             ============            ============            ============

                                              LIFEPATH                                  BLACKROCK
                                             RETIREMENT              BARON              GOVERNMENT
                                             PORTFOLIO          SMALL CAP FUND         INCOME FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $2,457                $(382)               $1,591
 Net realized gain (loss) on security
  transactions                                   (1,049)              (5,643)                  579
 Net realized gain on distributions                 482                   --                    19
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (21,404)             (22,001)                5,301
                                             ----------            ---------            ----------
 Net increase (decrease) in net assets
  resulting from operations                     (19,514)             (28,026)                7,490
                                             ----------            ---------            ----------
UNIT TRANSACTIONS:
 Purchases                                       36,126               36,114               113,998
 Net transfers                                   15,954               (3,832)                6,869
 Surrenders for benefit payments and
  fees                                           (3,211)              (1,668)                 (136)
 Net loan activity                                   --                   (2)                   --
                                             ----------            ---------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions               48,869               30,612               120,731
                                             ----------            ---------            ----------
 Net increase (decrease) in net assets           29,355                2,586               128,221
NET ASSETS:
 Beginning of year                              105,798               49,133                10,652
                                             ----------            ---------            ----------
 End of year                                   $135,153              $51,719              $138,873
                                             ==========            =========            ==========

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                                    CALVERT SOCIAL
                                             CALVERT SOCIAL         INVESTMENT FUND      CALVERT LARGE CAP
                                           BALANCED PORTFOLIO      EQUITY PORTFOLIO         GROWTH FUND
                                             SUB-ACCOUNT (3)          SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $7,750                $(2,193)                $(858)
 Net realized gain (loss) on security
  transactions                                        (444)               (54,613)               (4,257)
 Net realized gain on distributions                  5,080                 18,721                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        (124,425)               (83,964)              (75,015)
                                               -----------            -----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                       (112,039)              (122,049)              (80,130)
                                               -----------            -----------            ----------
UNIT TRANSACTIONS:
 Purchases                                          10,884                107,103                58,656
 Net transfers                                     373,601                  2,158                11,534
 Surrenders for benefit payments and
  fees                                                  (1)               (97,575)              (11,531)
 Net loan activity                                      --                     --                    (8)
                                               -----------            -----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions                 384,484                 11,686                58,651
                                               -----------            -----------            ----------
 Net increase (decrease) in net assets             272,445               (110,363)              (21,479)
NET ASSETS:
 Beginning of year                                      --                272,062               126,615
                                               -----------            -----------            ----------
 End of year                                      $272,445               $161,699              $105,136
                                               ===========            ===========            ==========

(3)  Funded as of May 9, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                            COLUMBIA MARSICO
                                  CALVERT SOCIAL                              INTERNATIONAL
                                    INVESTMENT             CALVERT            OPPORTUNITIES
                                    BOND FUND            INCOME FUND             VS FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT (6)         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $2,877                 $104                 $(494)
 Net realized gain (loss) on
  security transactions                     55                   --                (1,285)
 Net realized gain on
  distributions                          2,096                   46                   487
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (11,159)                  56               (29,478)
                                    ----------            ---------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                            (6,131)                 206               (30,770)
                                    ----------            ---------             ---------
UNIT TRANSACTIONS:
 Purchases                              83,304               17,351                53,945
 Net transfers                           4,871                   --                (2,849)
 Surrenders for benefit
  payments and fees                     (3,472)                 (15)                 (289)
 Net loan activity                         (14)                  --                    (2)
                                    ----------            ---------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     84,689               17,336                50,805
                                    ----------            ---------             ---------
 Net increase (decrease) in
  net assets                            78,558               17,542                20,035
NET ASSETS:
 Beginning of year                      48,228                   --                17,879
                                    ----------            ---------             ---------
 End of year                          $126,786              $17,542               $37,914
                                    ==========            =========             =========


                                    COLUMBIA          COLUMBIA MARSICO            CRM
                                     MID CAP               GROWTH               MID CAP
                                   VALUE FUND             VS FUND              VALUE FUND
                                 SUB-ACCOUNT (7)        SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $39               $(1,644)                 $979
 Net realized gain (loss) on
  security transactions                     1                (2,499)               (2,223)
 Net realized gain on
  distributions                            --                    --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (303)              (87,354)              (75,990)
                                    ---------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             (263)              (91,497)              (77,234)
                                    ---------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                              9,581               118,666                55,503
 Net transfers                          1,680                73,740                (5,286)
 Surrenders for benefit
  payments and fees                       (16)              (13,390)              (17,004)
 Net loan activity                         --                    --                    (3)
                                    ---------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    11,245               179,016                33,210
                                    ---------            ----------            ----------
 Net increase (decrease) in
  net assets                           10,982                87,519               (44,024)
NET ASSETS:
 Beginning of year                         --                76,166               196,245
                                    ---------            ----------            ----------
 End of year                          $10,982              $163,685              $152,221
                                    =========            ==========            ==========

(6)  From inception April 30, 2008 to December 31, 2008.

(7)  Funded as of October 7, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------


                                                                        DAVIS
                                                 DAVIS                NEW YORK                  DAVIS
                                            FINANCIAL FUND          VENTURE FUND          OPPORTUNITY FUND
                                              SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                         $7                  $10,809                 $(780)
 Net realized gain (loss) on security
  transactions                                        (5)                 (12,032)               (3,533)
 Net realized gain on distributions                1,086                       --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        (5,912)              (1,059,498)              (50,751)
                                               ---------            -------------             ---------
 Net increase (decrease) in net assets
  resulting from operations                       (4,824)              (1,060,721)              (55,064)
                                               ---------            -------------             ---------
UNIT TRANSACTIONS:
 Purchases                                        18,399                  932,420                40,825
 Net transfers                                        --                  190,317                18,641
 Surrenders for benefit payments and
  fees                                              (726)                (179,348)               (3,197)
 Net loan activity                                    (5)                    (159)                   --
                                               ---------            -------------             ---------
 Net increase (decrease) in net assets
  resulting from unit transactions                17,668                  943,230                56,269
                                               ---------            -------------             ---------
 Net increase (decrease) in net assets            12,844                 (117,491)                1,205
NET ASSETS:
 Beginning of year                                   243                2,014,110                76,910
                                               ---------            -------------             ---------
 End of year                                     $13,087               $1,896,619               $78,115
                                               =========            =============             =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                    DREYFUS
                                                                   LIFETIME                DREYFUS
                                              DREYFUS             GROWTH AND              LIFETIME
                                            BOND MARKET             INCOME                 GROWTH
                                            INDEX FUND             PORTFOLIO              PORTFOLIO
                                          SUB-ACCOUNT (6)         SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $8                  $1,950                $(1,474)
 Net realized gain (loss) on security
  transactions                                     --                  (8,378)               (26,791)
 Net realized gain on distributions                --                      --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         56                (106,071)               (70,999)
                                              -------             -----------            -----------
 Net increase (decrease) in net assets
  resulting from operations                        64                (112,499)               (99,264)
                                              -------             -----------            -----------
UNIT TRANSACTIONS:
 Purchases                                      2,985                  85,539                 57,829
 Net transfers                                     --                  (9,546)               (65,742)
 Surrenders for benefit payments and
  fees                                            (60)                (45,518)                (6,278)
 Net loan activity                                 --                      --                    (10)
                                              -------             -----------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions              2,925                  30,475                (14,201)
                                              -------             -----------            -----------
 Net increase (decrease) in net assets          2,989                 (82,024)              (113,465)
NET ASSETS:
 Beginning of year                                 --                 443,604                246,038
                                              -------             -----------            -----------
 End of year                                   $2,989                $361,580               $132,573
                                              =======             ===========            ===========


                                              DREYFUS
                                              LIFETIME            DREYFUS VIF            DREYFUS
                                               INCOME            APPRECIATION            MIDCAP
                                             PORTFOLIO             PORTFOLIO           INDEX FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT (1)        SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $1,473                $(1)                  $436
 Net realized gain (loss) on security
  transactions                                   (2,827)                --                   (306)
 Net realized gain on distributions                  --                 --                  1,762
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (17,471)               (77)               (20,042)
                                             ----------              -----              ---------
 Net increase (decrease) in net assets
  resulting from operations                     (18,825)               (78)               (18,150)
                                             ----------              -----              ---------
UNIT TRANSACTIONS:
 Purchases                                       11,980                 --                  2,948
 Net transfers                                   (2,210)               297                    123
 Surrenders for benefit payments and
  fees                                          (26,261)                (1)                  (948)
 Net loan activity                                  (16)                --                     (2)
                                             ----------              -----              ---------
 Net increase (decrease) in net assets
  resulting from unit transactions              (16,507)               296                  2,121
                                             ----------              -----              ---------
 Net increase (decrease) in net assets          (35,332)               218                (16,029)
NET ASSETS:
 Beginning of year                              187,569                 --                 50,311
                                             ----------              -----              ---------
 End of year                                   $152,237               $218                $34,282
                                             ==========              =====              =========

(1)  Funded as of June 6, 2008.

(6)  From inception April 30, 2008 to December 31, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                DREYFUS              DREYFUS            DREYFUS VIF
                                            SMALLCAP STOCK          SMALL CAP           GROWTH AND
                                              INDEX FUND           VALUE FUND        INCOME PORTFOLIO
                                              SUB-ACCOUNT        SUB-ACCOUNT (8)      SUB-ACCOUNT (1)
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $305                  $9                $ --
 Net realized gain (loss) on security
  transactions                                      (128)                 --                  --
 Net realized gain on distributions                1,580                   2                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        (5,538)               (996)                (34)
                                               ---------             -------               -----
 Net increase (decrease) in net assets
  resulting from operations                       (3,781)               (985)                (34)
                                               ---------             -------               -----
UNIT TRANSACTIONS:
 Purchases                                        12,238               1,664                  --
 Net transfers                                        --               1,570                  91
 Surrenders for benefit payments and
  fees                                              (508)                 (3)                 --
 Net loan activity                                    --                  --                  --
                                               ---------             -------               -----
 Net increase (decrease) in net assets
  resulting from unit transactions                11,730               3,231                  91
                                               ---------             -------               -----
 Net increase (decrease) in net assets             7,949               2,246                  57
NET ASSETS:
 Beginning of year                                16,096                  --                  --
                                               ---------             -------               -----
 End of year                                     $24,045              $2,246                 $57
                                               =========             =======               =====

(1)  Funded as of June 6, 2008.

(8) Formerly Dreyfus Premier Small Cap Value Fund. Change effective December 1, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                    THE DREYFUS
                                            DREYFUS VIF               SOCIALLY                DREYFUS
                                              QUALITY               RESPONSIBLE               S&P 500
                                           BOND PORTFOLIO        GROWTH FUND, INC.          INDEX FUND
                                          SUB-ACCOUNT (9)       SUB-ACCOUNT (53)(54)      SUB-ACCOUNT (6)
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $111                    $(1)                  $103
 Net realized gain (loss) on security
  transactions                                   (1,208)                  (139)                     1
 Net realized gain on distributions                  --                     --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        5,593                     --                    (14)
                                             ----------               --------                -------
 Net increase (decrease) in net assets
  resulting from operations                       4,496                   (140)                    90
                                             ----------               --------                -------
UNIT TRANSACTIONS:
 Purchases                                           --                  1,240                  4,771
 Net transfers                                  274,003                 (1,101)                    --
 Surrenders for benefit payments and
  fees                                               --                      1                    (38)
 Net loan activity                                   --                     --                     --
                                             ----------               --------                -------
 Net increase (decrease) in net assets
  resulting from unit transactions              274,003                    140                  4,733
                                             ----------               --------                -------
 Net increase (decrease) in net assets          278,499                     --                  4,823
NET ASSETS:
 Beginning of year                                   --                     --                     --
                                             ----------               --------                -------
 End of year                                   $278,499                   $ --                 $4,823
                                             ==========               ========                =======

                                                  DREYFUS
                                                INTERMEDIATE               EATON VANCE           EATON VANCE
                                                    TERM                    LARGE-CAP              DIVIDEND
                                                INCOME FUND                VALUE FUND            BUILDER FUND
                                          SUB-ACCOUNT (10)(11)(12)         SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  -------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                        $44,115                    $3,074                $3,385
 Net realized gain (loss) on security
  transactions                                       (37,011)                   (2,120)                   (3)
 Net realized gain on distributions                    1,411                        --                   552
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                           (90,475)                 (164,325)              (92,454)
                                                ------------               -----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                          (81,960)                 (163,371)              (88,520)
                                                ------------               -----------            ----------
UNIT TRANSACTIONS:
 Purchases                                           164,577                   341,293               178,988
 Net transfers                                       (42,896)                   94,209               107,972
 Surrenders for benefit payments and
  fees                                               (57,490)                  (53,525)               (2,140)
 Net loan activity                                      (102)                      (14)                   (5)
                                                ------------               -----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions                    64,089                   381,963               284,815
                                                ------------               -----------            ----------
 Net increase (decrease) in net assets               (17,871)                  218,592               196,295
NET ASSETS:
 Beginning of year                                 1,119,255                   287,379                49,282
                                                ------------               -----------            ----------
 End of year                                      $1,101,384                  $505,971              $245,577
                                                ============               ===========            ==========

(6)  From inception April 30, 2008 to December 31, 2008.

(9)  Funded as of September 18, 2008.

(10) From inception May 15, 2008 to December 31, 2008.

(11) Effective May 15, 2008, Dreyfus Premier Core Bond Fund merged with Dreyfus Premier Intermediate Term Income Fund.

(12) Formerly Dreyfus Premier Intermediate Term Income Fund. Change effective December 1, 2008.

(53) Funded as of August 12. 2008.

(54) Sub-Account not funded at December 31, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                              EATON VANCE
                                               WORLDWIDE            EATON VANCE            EVERGREEN
                                                HEALTH              INCOME FUND              ASSET
                                             SCIENCES FUND           OF BOSTON          ALLOCATION FUND
                                              SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT (4)
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $(55)               $28,084                $8,956
 Net realized gain (loss) on security
  transactions                                        --                 (2,471)                 (781)
 Net realized gain on distributions                2,008                     --                 3,682
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        (2,067)              (144,037)              (29,990)
                                               ---------            -----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                         (114)              (118,424)              (18,133)
                                               ---------            -----------            ----------
UNIT TRANSACTIONS:
 Purchases                                        13,705                167,961                82,752
 Net transfers                                        --                (14,012)               17,392
 Surrenders for benefit payments and
  fees                                               (19)               (50,165)                  (12)
 Net loan activity                                    --                    (30)                   --
                                               ---------            -----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions                13,686                103,754               100,132
                                               ---------            -----------            ----------
 Net increase (decrease) in net assets            13,572                (14,670)               81,999
NET ASSETS:
 Beginning of year                                 1,336                298,148                    --
                                               ---------            -----------            ----------
 End of year                                     $14,908               $283,478               $81,999
                                               =========            ===========            ==========

(4)  Funded as of February 20, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                     ALGER CAPITAL
                                             EVERGREEN            EVERGREEN          APPRECIATION
                                               CORE             INTERNATIONAL        INSTITUTIONAL
                                             BOND FUND           EQUITY FUND           PORTFOLIO
                                         SUB-ACCOUNT (13)      SUB-ACCOUNT (4)        SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $1,222                 $775              $(1,815)
 Net realized gain (loss) on security
  transactions                                      (1)                (283)              (3,916)
 Net realized gain on distributions                 --                   --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (10,594)             (21,280)            (162,688)
                                             ---------            ---------            ---------
 Net increase (decrease) in net assets
  resulting from operations                     (9,373)             (20,788)            (168,419)
                                             ---------            ---------            ---------
UNIT TRANSACTIONS:
 Purchases                                      34,883               46,338              225,452
 Net transfers                                      --               14,814               53,803
 Surrenders for benefit payments and
  fees                                             (23)                 (23)             (56,365)
 Net loan activity                                  --                   --                   --
                                             ---------            ---------            ---------
 Net increase (decrease) in net assets
  resulting from unit transactions              34,860               61,129              222,890
                                             ---------            ---------            ---------
 Net increase (decrease) in net assets          25,487               40,341               54,471
NET ASSETS:
 Beginning of year                                  --                   --              240,579
                                             ---------            ---------            ---------
 End of year                                   $25,487              $40,341             $295,050
                                             =========            =========            =========


                                            ALGER MIDCAP          ALGER SMALLCAP           FIDELITY
                                               GROWTH                 GROWTH            ADVISOR EQUITY
                                         INSTITUTIONAL FUND     INSTITUTIONAL FUND        GROWTH FUND
                                             SUB-ACCOUNT         SUB-ACCOUNT (14)         SUB-ACCOUNT
--------------------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $(1,770)                 $(2)                 $(194)
 Net realized gain (loss) on security
  transactions                                    (2,641)                  --                   (522)
 Net realized gain on distributions                   --                   --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (248,720)                  74                (10,151)
                                             -----------              -------              ---------
 Net increase (decrease) in net assets
  resulting from operations                     (253,131)                  72                (10,867)
                                             -----------              -------              ---------
UNIT TRANSACTIONS:
 Purchases                                       342,064                3,048                 30,884
 Net transfers                                   (18,530)                  --                 (4,517)
 Surrenders for benefit payments and
  fees                                            (9,728)                  (5)                (5,076)
 Net loan activity                                   (11)                  --                    (27)
                                             -----------              -------              ---------
 Net increase (decrease) in net assets
  resulting from unit transactions               313,795                3,043                 21,264
                                             -----------              -------              ---------
 Net increase (decrease) in net assets            60,664                3,115                 10,397
NET ASSETS:
 Beginning of year                               261,371                   --                 12,516
                                             -----------              -------              ---------
 End of year                                    $322,035               $3,115                $22,913
                                             ===========              =======              =========

(4)  Funded as of February 20, 2008.

(13) Funded as of February 6, 2008.

(14) Funded as of October 21, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                                      FIDELITY
                                                                       ADVISOR
                                                FIDELITY              LEVERAGED            FEDERATED
                                              ADVISOR VALUE            COMPANY             AMERICAN
                                             STRATEGIES FUND         STOCK FUND          LEADERS FUND
                                               SUB-ACCOUNT         SUB-ACCOUNT (7)     SUB-ACCOUNT (15)
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                        $(528)                $171                 $1
 Net realized gain (loss) on security
  transactions                                      (5,638)                   2                 (1)
 Net realized gain on distributions                     --                   --                 --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        (367,824)                 731                (75)
                                               -----------            ---------              -----
 Net increase (decrease) in net assets
  resulting from operations                       (373,990)                 904                (75)
                                               -----------            ---------              -----
UNIT TRANSACTIONS:
 Purchases                                         121,294               41,723                296
 Net transfers                                     (50,948)                 437                 --
 Surrenders for benefit payments and
  fees                                             (66,818)                (132)                (5)
 Net loan activity                                      (4)                  --                 --
                                               -----------            ---------              -----
 Net increase (decrease) in net assets
  resulting from unit transactions                   3,524               42,028                291
                                               -----------            ---------              -----
 Net increase (decrease) in net assets            (370,466)              42,932                216
NET ASSETS:
 Beginning of year                                 734,416                   --                 --
                                               -----------            ---------              -----
 End of year                                      $363,950              $42,932               $216
                                               ===========            =========              =====

(7)  Funded as of October 7, 2008.

(15) Funded as of April 15, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                    FEDERATED            FEDERATED
                                              FEDERATED           FUND FOR U.S.           MID CAP
                                               CAPITAL             GOVERNMENT             GROWTH
                                          APPRECIATION FUND      SECURITIES FUND      STRATEGIES FUND
                                          SUB-ACCOUNT (16)         SUB-ACCOUNT          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $2                    $595                $(135)
 Net realized gain (loss) on security
  transactions                                     --                      --                   (3)
 Net realized gain on distributions                --                      --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        (62)                    174              (10,488)
                                                -----               ---------            ---------
 Net increase (decrease) in net assets
  resulting from operations                       (60)                    769              (10,626)
                                                -----               ---------            ---------
UNIT TRANSACTIONS:
 Purchases                                        399                  25,253               28,085
 Net transfers                                     --                   2,593                   --
 Surrenders for benefit payments and
  fees                                             (3)                   (149)                 (29)
 Net loan activity                                 --                      --                   --
                                                -----               ---------            ---------
 Net increase (decrease) in net assets
  resulting from unit transactions                396                  27,697               28,056
                                                -----               ---------            ---------
 Net increase (decrease) in net assets            336                  28,466               17,430
NET ASSETS:
 Beginning of year                                 --                   5,788                  210
                                                -----               ---------            ---------
 End of year                                     $336                 $34,254              $17,640
                                                =====               =========            =========


                                             FEDERATED            FEDERATED
                                            HIGH INCOME         INTERNATIONAL           FEDERATED
                                             BOND FUND           EQUITY FUND          KAUFMAN FUND
                                          SUB-ACCOUNT (6)     SUB-ACCOUNT (17)         SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $(7)              $ --                  $(3,478)
 Net realized gain (loss) on security
  transactions                                      --                 --                   (4,388)
 Net realized gain on distributions                 --                 --                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       1,138                  6                 (226,272)
                                             ---------              -----              -----------
 Net increase (decrease) in net assets
  resulting from operations                      1,131                  6                 (234,138)
                                             ---------              -----              -----------
UNIT TRANSACTIONS:
 Purchases                                      13,809                116                  322,727
 Net transfers                                      --                 --                  123,777
 Surrenders for benefit payments and
  fees                                              (2)                (1)                 (13,596)
 Net loan activity                                  --                 --                      (16)
                                             ---------              -----              -----------
 Net increase (decrease) in net assets
  resulting from unit transactions              13,807                115                  432,892
                                             ---------              -----              -----------
 Net increase (decrease) in net assets          14,938                121                  198,754
NET ASSETS:
 Beginning of year                                  --                 --                  291,132
                                             ---------              -----              -----------
 End of year                                   $14,938               $121                 $489,886
                                             =========              =====              ===========

(6)  From inception April 30, 2008 to December 31, 2008.

(16) Funded as of February 12, 2008.

(17) Funded as of October 30, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                                                         FIDELITY VIP
                                               FEDERATED             FEDERATED              GROWTH
                                               SHORT-TERM          TOTAL RETURN          OPPORTUNITIES
                                              INCOME FUND            BOND FUND             PORTFOLIO
                                              SUB-ACCOUNT         SUB-ACCOUNT (7)       SUB-ACCOUNT (3)
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $5,812                 $51                    $508
 Net realized gain (loss) on security
  transactions                                     (1,062)                 --                  (4,070)
 Net realized gain on distributions                    --                  --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         (7,997)                107                (309,646)
                                               ----------             -------             -----------
 Net increase (decrease) in net assets
  resulting from operations                        (3,247)                158                (313,208)
                                               ----------             -------             -----------
UNIT TRANSACTIONS:
 Purchases                                         12,849               7,940                  11,386
 Net transfers                                     44,494                  --                 639,575
 Surrenders for benefit payments and
  fees                                            (38,306)                (27)                (36,153)
 Net loan activity                                     (1)                 --                      --
                                               ----------             -------             -----------
 Net increase (decrease) in net assets
  resulting from unit transactions                 19,036               7,913                 614,808
                                               ----------             -------             -----------
 Net increase (decrease) in net assets             15,789               8,071                 301,600
NET ASSETS:
 Beginning of year                                131,962                  --                      --
                                               ----------             -------             -----------
 End of year                                     $147,751              $8,071                $301,600
                                               ==========             =======             ===========

(3)  Funded as of May 9, 2008.

(7)  Funded as of October 7, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                           FIDELITY VIP         FIDELITY VIP          FIDELITY VIP
                                             OVERSEAS         VALUE STRATEGIES          BALANCED
                                             PORTFOLIO            PORTFOLIO            PORTFOLIO
                                          SUB-ACCOUNT (2)      SUB-ACCOUNT (1)      SUB-ACCOUNT (2)
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $648                  $60                $2,656
 Net realized gain (loss) on security
  transactions                                    (377)                  (9)               (3,228)
 Net realized gain on distributions                 --                   --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     (12,216)              (5,320)              (68,738)
                                             ---------            ---------            ----------
 Net increase (decrease) in net assets
  resulting from operations                    (11,945)              (5,269)              (69,310)
                                             ---------            ---------            ----------
UNIT TRANSACTIONS:
 Purchases                                          --                   --                 3,582
 Net transfers                                  30,786               11,898               219,121
 Surrenders for benefit payments and
  fees                                              (1)                  --                (4,730)
 Net loan activity                                  --                   --                    --
                                             ---------            ---------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions              30,785               11,898               217,973
                                             ---------            ---------            ----------
 Net increase (decrease) in net assets          18,840                6,629               148,663
NET ASSETS:
 Beginning of year                                  --                   --                    --
                                             ---------            ---------            ----------
 End of year                                   $18,840               $6,629              $148,663
                                             =========            =========            ==========

                                            FIDELITY VIP
                                              GROWTH &              TEMPLETON             FRANKLIN
                                               INCOME              DEVELOPING               HIGH
                                             PORTFOLIO            MARKETS TRUST          INCOME FUND
                                          SUB-ACCOUNT (3)          SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $1,494                $15,295               $1,508
 Net realized gain (loss) on security
  transactions                                     (365)                (3,905)                   1
 Net realized gain on distributions                  --                 22,711                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (65,561)              (423,088)              (6,934)
                                             ----------            -----------            ---------
 Net increase (decrease) in net assets
  resulting from operations                     (64,432)              (388,987)              (5,425)
                                             ----------            -----------            ---------
UNIT TRANSACTIONS:
 Purchases                                        2,669                358,106               13,990
 Net transfers                                  179,654                  7,489                 (485)
 Surrenders for benefit payments and
  fees                                           (5,083)               (19,292)                (433)
 Net loan activity                                   --                    (41)                  --
                                             ----------            -----------            ---------
 Net increase (decrease) in net assets
  resulting from unit transactions              177,240                346,262               13,072
                                             ----------            -----------            ---------
 Net increase (decrease) in net assets          112,808                (42,725)               7,647
NET ASSETS:
 Beginning of year                                   --                499,383               16,315
                                             ----------            -----------            ---------
 End of year                                   $112,808               $456,658              $23,962
                                             ==========            ===========            =========

(1)  Funded as of June 6, 2008.

(2)  Funded as of May 16, 2008.

(3)  Funded as of May 9, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                      FRANKLIN              TEMPLETON              FRANKLIN
                                      STRATEGIC               GLOBAL            U.S. GOVERNMENT
                                     INCOME FUND            BOND FUND           SECURITIES FUND
                                  SUB-ACCOUNT (18)         SUB-ACCOUNT         SUB-ACCOUNT (19)
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $516                 $7,152                    $5
 Net realized gain (loss) on
  security transactions                      --                 (1,836)                   --
 Net realized gain on
  distributions                              --                     --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              (949)                 1,345                   149
                                      ---------             ----------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                               (433)                 6,661                   154
                                      ---------             ----------             ---------
UNIT TRANSACTIONS:
 Purchases                               19,726                100,761                10,193
 Net transfers                               --                 (4,064)                 (172)
 Surrenders for benefit
  payments and fees                        (105)                  (189)                  (56)
 Net loan activity                           --                     --                    --
                                      ---------             ----------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      19,621                 96,508                 9,965
                                      ---------             ----------             ---------
 Net increase (decrease) in
  net assets                             19,188                103,169                10,119
NET ASSETS:
 Beginning of year                           --                 53,090                    --
                                      ---------             ----------             ---------
 End of year                            $19,188               $156,259               $10,119
                                      =========             ==========             =========

(18) Funded as of March 24, 2008.

(19) Funded as of January 18, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     FRANKLIN
                                     SMALL CAP                MUTUAL                TEMPLETON
                                    VALUE FUND            DISCOVERY FUND           GROWTH FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $1,418                  $8,225                $16,875
 Net realized gain (loss) on
  security transactions                  (1,838)                (67,227)               (87,220)
 Net realized gain on
  distributions                              --                  46,414                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (203,236)               (345,334)              (309,125)
                                    -----------            ------------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (203,656)               (357,922)              (379,470)
                                    -----------            ------------            -----------
UNIT TRANSACTIONS:
 Purchases                              283,629                 740,482                249,997
 Net transfers                           51,651                 129,051                (45,250)
 Surrenders for benefit
  payments and fees                     (62,853)                (21,621)               (56,883)
 Net loan activity                          (62)                    (23)                   (26)
                                    -----------            ------------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     272,365                 847,889                147,838
                                    -----------            ------------            -----------
 Net increase (decrease) in
  net assets                             68,709                 489,967               (231,632)
NET ASSETS:
 Beginning of year                      419,159                 819,764                819,556
                                    -----------            ------------            -----------
 End of year                           $487,868              $1,309,731               $587,924
                                    ===========            ============            ===========

                                                            FRANKLIN
                                      FRANKLIN               CAPITAL              FRANKLIN
                                    INCOME FUND            GROWTH FUND           GROWTH FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT (20)
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $86,217                   $3                   $28
 Net realized gain (loss) on
  security transactions                  (82,789)                  --                (1,040)
 Net realized gain on
  distributions                              929                   --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (512,830)                 (90)               (2,768)
                                    ------------            ---------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                            (508,473)                 (87)               (3,780)
                                    ------------            ---------             ---------
UNIT TRANSACTIONS:
 Purchases                               800,232                  914                19,184
 Net transfers                            49,657                   --                  (936)
 Surrenders for benefit
  payments and fees                      (22,868)                  (5)               (1,923)
 Net loan activity                           (62)                  --                   (17)
                                    ------------            ---------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      826,959                  909                16,308
                                    ------------            ---------             ---------
 Net increase (decrease) in
  net assets                             318,486                  822                12,528
NET ASSETS:
 Beginning of year                     1,074,944                   78                    --
                                    ------------            ---------             ---------
 End of year                          $1,393,430                 $900               $12,528
                                    ============            =========             =========

(20) Funded as of February 27, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                     FRANKLIN               FRANKLIN
                                       TOTAL              BALANCE SHEET              MUTUAL
                                    RETURN FUND          INVESTMENT FUND           BEACON FUND
                                 SUB-ACCOUNT (21)          SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $10                    $38,613                $(1,870)
 Net realized gain (loss) on
  security transactions                   --                    (49,734)                (2,475)
 Net realized gain on
  distributions                           --                     81,032                 14,684
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (16)                (1,690,805)              (226,962)
                                       -----              -------------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                              (6)                (1,620,894)              (216,623)
                                       -----              -------------            -----------
UNIT TRANSACTIONS:
 Purchases                               288                    720,896                139,700
 Net transfers                            --                   (494,522)                17,260
 Surrenders for benefit
  payments and fees                       (3)                  (281,213)               (28,005)
 Net loan activity                        --                        (66)                  (124)
                                       -----              -------------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      285                    (54,905)               128,831
                                       -----              -------------            -----------
 Net increase (decrease) in
  net assets                             279                 (1,675,799)               (87,792)
NET ASSETS:
 Beginning of year                        --                  4,550,187                451,382
                                       -----              -------------            -----------
 End of year                            $279                 $2,874,388               $363,590
                                       =====              =============            ===========

(21) Funded as of August 4, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                 FRANKLIN
                                 FRANKLIN                 FRANKLIN              TEMPLETON
                                  MUTUAL               SMALL-MID CAP           CONSERVATIVE
                                SHARES FUND             GROWTH FUND               TARGET
                                SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $10,110                $(11,419)               $6,234
 Net realized gain (loss) on
  security transactions              (57,934)                (94,486)                 (256)
 Net realized gain on
  distributions                       29,786                   3,298                 1,744
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (1,386,244)               (681,232)              (30,221)
                               -------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                      (1,404,282)               (783,839)              (22,499)
                               -------------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                           844,461                 338,126               348,928
 Net transfers                      (217,636)                (69,114)                1,438
 Surrenders for benefit
  payments and fees                 (197,496)                (93,405)               (1,695)
 Net loan activity                      (319)                   (103)                   --
                               -------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                  429,010                 175,504               348,671
                               -------------            ------------            ----------
 Net increase (decrease) in
  net assets                        (975,272)               (608,335)              326,172
NET ASSETS:
 Beginning of year                 3,361,724               1,684,274                 9,827
                               -------------            ------------            ----------
 End of year                      $2,386,452              $1,075,939              $335,999
                               =============            ============            ==========

                                     FRANKLIN                FRANKLIN
                                     TEMPLETON              TEMPLETON
                                      GROWTH                 MODERATE           TEMPLETON
                                    TARGET FUND            TARGET FUND        FOREIGN FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $10,664                 $28,410             $80,040
 Net realized gain (loss) on
  security transactions                  (5,021)                (11,433)           (116,487)
 Net realized gain on
  distributions                          29,054                  33,949             635,209
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (240,670)               (313,677)         (2,439,572)
                                    -----------            ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (205,973)               (262,751)         (1,840,810)
                                    -----------            ------------       -------------
UNIT TRANSACTIONS:
 Purchases                              908,275               1,303,495             711,638
 Net transfers                          (37,562)                (45,817)           (103,654)
 Surrenders for benefit
  payments and fees                     (20,309)                (27,377)           (492,110)
 Net loan activity                           --                      --                (111)
                                    -----------            ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     850,404               1,230,301             115,763
                                    -----------            ------------       -------------
 Net increase (decrease) in
  net assets                            644,431                 967,550          (1,725,047)
NET ASSETS:
 Beginning of year                      142,405                 446,973           3,868,236
                                    -----------            ------------       -------------
 End of year                           $786,836              $1,414,523          $2,143,189
                                    ===========            ============       =============

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                      FRANKLIN
                                    SMALL-MID CAP          GE PREMIER
                                       GROWTH                GROWTH           GOLDMAN SACHS
                                   SECURITIES FUND        EQUITY FUND         BALANCED FUND
                                  SUB-ACCOUNT (22)        SUB-ACCOUNT       SUB-ACCOUNT (23)
----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $(49)                $(74)                $32
 Net realized gain (loss) on
  security transactions                     (16)              (1,143)                 --
 Net realized gain on
  distributions                              --                  476                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (8,281)              (3,746)               (274)
                                      ---------             --------             -------
 Net increase (decrease) in
  net assets resulting from
  operations                             (8,346)              (4,487)               (242)
                                      ---------             --------             -------
UNIT TRANSACTIONS:
 Purchases                                   --                8,088               2,949
 Net transfers                           22,787               (2,793)                 --
 Surrenders for benefit
  payments and fees                          --               (3,451)                (16)
 Net loan activity                           --                   --                  --
                                      ---------             --------             -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      22,787                1,844               2,933
                                      ---------             --------             -------
 Net increase (decrease) in
  net assets                             14,441               (2,643)              2,691
NET ASSETS:
 Beginning of year                           --                8,823                  --
                                      ---------             --------             -------
 End of year                            $14,441               $6,180              $2,691
                                      =========             ========             =======

(22) Funded as of July 18, 2008.

(23) Funded as of July 21, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 GOLDMAN SACHS       GOLDMAN SACHS       GOLDMAN SACHS
                                    CAPITAL           CORE FIXED        STRUCTURED U.S.
                                  GROWTH FUND         INCOME FUND         EQUITY FUND
                                  SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT (24)
------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(65)              $135               $ --
 Net realized gain (loss) on
  security transactions                  (14)                --                 --
 Net realized gain on
  distributions                          291                 48                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (2,816)              (550)                (1)
                                    --------            -------               ----
 Net increase (decrease) in
  net assets resulting from
  operations                          (2,604)              (367)                (1)
                                    --------            -------               ----
UNIT TRANSACTIONS:
 Purchases                             2,710              7,295                 23
 Net transfers                         2,698                 --                 --
 Surrenders for benefit
  payments and fees                     (242)               (65)                --
 Net loan activity                        --                 --                 --
                                    --------            -------               ----
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    5,166              7,230                 23
                                    --------            -------               ----
 Net increase (decrease) in
  net assets                           2,562              6,863                 22
NET ASSETS:
 Beginning of year                     2,147              1,935                 --
                                    --------            -------               ----
 End of year                          $4,709             $8,798                $22
                                    ========            =======               ====

                                  GOLDMAN SACHS          GOLDMAN SACHS           GOLDMAN SACHS
                                    GOVERNMENT             GROWTH &                 GROWTH
                                   INCOME FUND            INCOME FUND         OPPORTUNITIES FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $2,012                 $8,571                   $(74)
 Net realized gain (loss) on
  security transactions                     17               (226,406)                   (28)
 Net realized gain on
  distributions                            413                  1,288                    668
 Net unrealized appreciation
  (depreciation) of
  investments during the year            1,252                (69,054)                (4,029)
                                    ----------            -----------              ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             3,694               (285,601)                (3,463)
                                    ----------            -----------              ---------
UNIT TRANSACTIONS:
 Purchases                              88,093                120,938                 11,841
 Net transfers                           6,668                (14,327)                 1,465
 Surrenders for benefit
  payments and fees                     (4,244)                (1,023)                  (523)
 Net loan activity                         (32)                    --                     (3)
                                    ----------            -----------              ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     90,485                105,588                 12,780
                                    ----------            -----------              ---------
 Net increase (decrease) in
  net assets                            94,179               (180,013)                 9,317
NET ASSETS:
 Beginning of year                      22,343                723,936                  4,472
                                    ----------            -----------              ---------
 End of year                          $116,522               $543,923                $13,789
                                    ==========            ===========              =========

(24) Funded as of August 27, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                     GOLDMAN SACHS          GOLDMAN SACHS          GOLDMAN SACHS
                                        MID CAP               SMALL CAP                HIGH
                                      VALUE FUND              VALUE FUND            YIELD FUND
                                      SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $18,722                 $(910)               $24,564
 Net realized gain (loss) on
  security transactions                    (42,465)                   62                 (3,712)
 Net realized gain on
  distributions                                 --                   424                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (1,404,965)              (85,286)              (127,375)
                                     -------------            ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                            (1,428,708)              (85,710)              (106,523)
                                     -------------            ----------            -----------
UNIT TRANSACTIONS:
 Purchases                                 923,185               156,174                108,955
 Net transfers                             120,143                20,457                 (9,417)
 Surrenders for benefit
  payments and fees                       (251,787)              (27,067)               (44,158)
 Net loan activity                            (286)                  (49)                    (8)
                                     -------------            ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                        791,255               149,515                 55,372
                                     -------------            ----------            -----------
 Net increase (decrease) in
  net assets                              (637,453)               63,805                (51,151)
NET ASSETS:
 Beginning of year                       3,322,278               217,141                325,902
                                     -------------            ----------            -----------
 End of year                            $2,684,825              $280,946               $274,751
                                     =============            ==========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  GOLDMAN SACHS          JOHN HANCOCK         HARTFORD
                                    LARGE CAP             SMALL CAP           ADVISERS
                                   VALUE FUND            EQUITY FUND          HLS FUND
                                SUB-ACCOUNT (25)         SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $8                   $(7,559)           $225,215
 Net realized gain (loss) on
  security transactions                   1                   (38,458)           (199,916)
 Net realized gain on
  distributions                          --                        --              46,061
 Net unrealized appreciation
  (depreciation) of
  investments during the year            25                  (644,511)         (3,151,061)
                                      -----              ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             34                  (690,528)         (3,079,701)
                                      -----              ------------       -------------
UNIT TRANSACTIONS:
 Purchases                              949                   242,404             533,380
 Net transfers                           --                   (49,720)          3,765,466
 Surrenders for benefit
  payments and fees                     (16)                 (101,156)           (391,925)
 Net loan activity                       --                       (60)               (129)
                                      -----              ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     933                    91,468           3,906,792
                                      -----              ------------       -------------
 Net increase (decrease) in
  net assets                            967                  (599,060)            827,091
NET ASSETS:
 Beginning of year                       --                 1,493,108           5,895,967
                                      -----              ------------       -------------
 End of year                           $967                  $894,048          $6,723,058
                                      =====              ============       =============

                                     HARTFORD          HARTFORD             HARTFORD
                                     LARGECAP            TOTAL              CAPITAL
                                      GROWTH          RETURN BOND         APPRECIATION
                                     HLS FUND          HLS FUND             HLS FUND
                                   SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $70            $768,592             $378,618
 Net realized gain (loss) on
  security transactions                (49,005)            (85,762)            (789,045)
 Net realized gain on
  distributions                         18,743                  --            2,763,923
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (54,252)         (1,716,296)         (18,809,885)
                                    ----------       -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (84,444)         (1,033,466)         (16,456,389)
                                    ----------       -------------       --------------
UNIT TRANSACTIONS:
 Purchases                              56,908           1,766,557            3,079,100
 Net transfers                         (20,541)          3,248,653            8,011,129
 Surrenders for benefit
  payments and fees                    (50,478)         (1,206,863)          (1,875,634)
 Net loan activity                          --                (522)                (662)
                                    ----------       -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (14,111)          3,807,825            9,213,933
                                    ----------       -------------       --------------
 Net increase (decrease) in
  net assets                           (98,555)          2,774,359           (7,242,456)
NET ASSETS:
 Beginning of year                     164,748           8,843,325           26,705,556
                                    ----------       -------------       --------------
 End of year                           $66,193         $11,617,684          $19,463,100
                                    ==========       =============       ==============

(25) Funded as of October 22, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                  HARTFORD                HARTFORD
                                  DIVIDEND                 GLOBAL                  HARTFORD
                                 AND GROWTH               ADVISERS               GLOBAL EQUITY
                                  HLS FUND                HLS FUND                 HLS FUND
                                 SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT (26)(27)(28)
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $169,556                $4,696                      $645
 Net realized gain (loss) on
  security transactions              (204,477)               (1,544)                   19,369
 Net realized gain on
  distributions                       205,551                 1,901                       374
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                             (3,884,156)              (50,248)                 (177,792)
                                -------------            ----------               -----------
 Net increase (decrease) in
  net assets resulting from
  operations                       (3,713,526)              (45,195)                 (157,404)
                                -------------            ----------               -----------
UNIT TRANSACTIONS:
 Purchases                          1,518,737                24,688                   130,705
 Net transfers                        899,900                    69                    43,616
 Surrenders for benefit
  payments and fees                  (859,533)                  (13)                  (14,651)
 Net loan activity                       (233)                   --                       (49)
                                -------------            ----------               -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 1,558,871                24,744                   159,621
                                -------------            ----------               -----------
 Net increase (decrease) in
  net assets                       (2,154,655)              (20,451)                    2,217
NET ASSETS:
 Beginning of year                  9,765,901               115,976                   276,171
                                -------------            ----------               -----------
 End of year                       $7,611,246               $95,525                  $278,388
                                =============            ==========               ===========

(26) From inception July 31, 2008 to December 31, 2008.

(27) Effective August 22, 2008, Hartford Global Communications HLS Fund merged with Hartford Global Equity HLS Fund.

(28) Effective August 22, 2008, Hartford Global Technology HLS Fund merged with Hartford Global Equity HLS Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                              HARTFORD
                                     HARTFORD             HARTFORD           DISCIPLINED
                                   GLOBAL HEALTH        GLOBAL GROWTH          EQUITY
                                     HLS FUND             HLS FUND            HLS FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT (15)
--------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(1,329)                $6                  $3
 Net realized gain (loss) on
  security transactions                 (16,638)               (82)                 --
 Net realized gain on
  distributions                          54,454                 28                  58
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                 (299,233)              (779)               (254)
                                    -----------            -------             -------
 Net increase (decrease) in
  net assets resulting from
  operations                           (262,746)              (827)               (193)
                                    -----------            -------             -------
UNIT TRANSACTIONS:
 Purchases                              206,382              5,664               1,008
 Net transfers                           14,073                 25                  --
 Surrenders for benefit
  payments and fees                     (18,637)                33                  (8)
 Net loan activity                          (69)                --                  --
                                    -----------            -------             -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     201,749              5,722               1,000
                                    -----------            -------             -------
 Net increase (decrease) in
  net assets                            (60,997)             4,895                 807
NET ASSETS:
 Beginning of year                      905,055                114                  --
                                    -----------            -------             -------
 End of year                           $844,058             $5,009                $807
                                    ===========            =======             =======

                                                            HARTFORD
                                     HARTFORD                GROWTH            HARTFORD
                                      GROWTH              OPPORTUNITIES          INDEX
                                     HLS FUND               HLS FUND           HLS FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(1,193)               $(4,016)           $133,758
 Net realized gain (loss) on
  security transactions                  (1,502)               (27,164)           (161,707)
 Net realized gain on
  distributions                           7,417                 23,069             187,965
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                 (108,416)              (351,548)         (3,610,049)
                                    -----------            -----------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (103,694)              (359,659)         (3,450,033)
                                    -----------            -----------       -------------
UNIT TRANSACTIONS:
 Purchases                               65,804                694,467             986,583
 Net transfers                           25,630                (19,306)          2,200,570
 Surrenders for benefit
  payments and fees                      (7,814)               (59,223)           (390,338)
 Net loan activity                          (20)                   (47)               (301)
                                    -----------            -----------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      83,600                615,891           2,796,514
                                    -----------            -----------       -------------
 Net increase (decrease) in
  net assets                            (20,094)               256,232            (653,519)
NET ASSETS:
 Beginning of year                      193,107                395,835           6,777,105
                                    -----------            -----------       -------------
 End of year                           $173,013               $652,067          $6,123,586
                                    ===========            ===========       =============

(15) Funded as of April 15, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                      HARTFORD               HARTFORD
                                   INTERNATIONAL          INTERNATIONAL         HARTFORD
                                       GROWTH             OPPORTUNITIES          MIDCAP
                                      HLS FUND               HLS FUND           HLS FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $714                 $33,215              $5,920
 Net realized gain (loss) on
  security transactions                  (5,558)                (52,669)            (93,463)
 Net realized gain on
  distributions                           5,366                  39,388             366,460
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (88,429)               (771,180)         (3,388,696)
                                     ----------            ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (87,907)               (751,246)         (3,109,779)
                                     ----------            ------------       -------------
UNIT TRANSACTIONS:
 Purchases                               27,797                  80,015           1,092,328
 Net transfers                           46,488               1,945,951             (16,183)
 Surrenders for benefit
  payments and fees                     (27,629)                (40,584)           (848,564)
 Net loan activity                          (19)                     (6)                (77)
                                     ----------            ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      46,637               1,985,376             227,504
                                     ----------            ------------       -------------
 Net increase (decrease) in
  net assets                            (41,270)              1,234,130          (2,882,275)
NET ASSETS:
 Beginning of year                      130,670                   1,578           8,561,783
                                     ----------            ------------       -------------
 End of year                            $89,400              $1,235,708          $5,679,508
                                     ==========            ============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      HARTFORD                 HARTFORD                HARTFORD
                                    MONEY MARKET             SMALL COMPANY          SMALLCAP GROWTH
                                      HLS FUND                 HLS FUND                HLS FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $102,601                 $(11,256)                $(247)
 Net realized gain (loss) on
  security transactions                        --                  (38,012)                  (52)
 Net realized gain on
  distributions                                --                    7,464                   331
 Net unrealized appreciation
  (depreciation) of
  investments during the year                  --                 (993,078)              (23,209)
                                    -------------            -------------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              102,601               (1,034,882)              (23,177)
                                    -------------            -------------             ---------
UNIT TRANSACTIONS:
 Purchases                              2,960,232                  355,075                41,496
 Net transfers                          3,805,273                  127,374                 3,998
 Surrenders for benefit
  payments and fees                    (1,469,150)                (321,440)               (1,031)
 Net loan activity                           (229)                     (32)                  (10)
                                    -------------            -------------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     5,296,126                  160,977                44,453
                                    -------------            -------------             ---------
 Net increase (decrease) in
  net assets                            5,398,727                 (873,905)               21,276
NET ASSETS:
 Beginning of year                      5,398,912                2,419,915                34,778
                                    -------------            -------------             ---------
 End of year                          $10,797,639               $1,546,010               $56,054
                                    =============            =============             =========

                                                           HARTFORD                 HARTFORD
                                 HARTFORD               U.S. GOVERNMENT               VALUE
                                   STOCK                  SECURITIES              OPPORTUNITIES
                                 HLS FUND                  HLS FUND                 HLS FUND
                                SUB-ACCOUNT          SUB-ACCOUNT (29)(30)          SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $103,709                  $152,472                  $9,957
 Net realized gain (loss) on
  security transactions             (107,508)                 (187,518)                (70,568)
 Net realized gain on
  distributions                       37,612                        --                   4,507
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (3,225,212)                  (66,377)               (292,284)
                               -------------             -------------             -----------
 Net increase (decrease) in
  net assets resulting from
  operations                      (3,191,399)                 (101,423)               (348,388)
                               -------------             -------------             -----------
UNIT TRANSACTIONS:
 Purchases                           444,582                    84,936                 314,804
 Net transfers                     3,216,719                 3,979,558                (232,824)
 Surrenders for benefit
  payments and fees                 (279,537)               (2,082,732)                (56,447)
 Net loan activity                        (9)                      (74)                    (32)
                               -------------             -------------             -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                3,381,755                 1,981,688                  25,501
                               -------------             -------------             -----------
 Net increase (decrease) in
  net assets                         190,356                 1,880,265                (322,887)
NET ASSETS:
 Beginning of year                 4,158,288                   834,895                 875,110
                               -------------             -------------             -----------
 End of year                      $4,348,644                $2,715,160                $552,223
                               =============             =============             ===========

(29) From inception August 26, 2008 to December 31, 2008.

(30) Effective September 26, 2008, Hartford Mortgage Securities HLS Fund merged with Hartford U.S. Government Securities HLS Fund.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                   THE HARTFORD          THE HARTFORD           THE HARTFORD
                                      TARGET                TARGET                 TARGET
                                    RETIREMENT            RETIREMENT             RETIREMENT
                                     2010 FUND             2020 FUND              2030 FUND
                                 SUB-ACCOUNT (31)      SUB-ACCOUNT (32)       SUB-ACCOUNT (32)
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $50                   $249                   $257
 Net realized gain (loss) on
  security transactions                   (10)                   (81)                     2
 Net realized gain on
  distributions                            --                     --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year               8                    490                    690
                                      -------              ---------              ---------
 Net increase (decrease) in
  net assets resulting from
  operations                               48                    658                    949
                                      -------              ---------              ---------
UNIT TRANSACTIONS:
 Purchases                              2,967                 14,561                 13,350
 Net transfers                             --                     --                     --
 Surrenders for benefit
  payments and fees                       (17)                   (45)                   (96)
 Net loan activity                         --                     --                     --
                                      -------              ---------              ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     2,950                 14,516                 13,254
                                      -------              ---------              ---------
 Net increase (decrease) in
  net assets                            2,998                 15,174                 14,203
NET ASSETS:
 Beginning of year                         --                     --                     --
                                      -------              ---------              ---------
 End of year                           $2,998                $15,174                $14,203
                                      =======              =========              =========

(31) Funded as of November 18, 2008.

(32) Funded as of November 4, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   THE HARTFORD           THE HARTFORD             THE HARTFORD
                                   EQUITY GROWTH            BALANCED               CONSERVATIVE
                                  ALLOCATION FUND        ALLOCATION FUND         ALLOCATION FUND
                                  SUB-ACCOUNT (9)       SUB-ACCOUNT (33)         SUB-ACCOUNT (6)
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $105                   $154                    $ --
 Net realized gain (loss) on
  security transactions                      3                      2                      --
 Net realized gain on
  distributions                             42                     --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (793)                   131                      --
                                     ---------              ---------                --------
 Net increase (decrease) in
  net assets resulting from
  operations                              (643)                   287                      --
                                     ---------              ---------                --------
UNIT TRANSACTIONS:
 Purchases                               8,853                 11,483                       8
 Net transfers                              --                     --                      --
 Surrenders for benefit
  payments and fees                        (79)                   (80)                     --
 Net loan activity                          --                     --                      --
                                     ---------              ---------                --------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      8,774                 11,403                       8
                                     ---------              ---------                --------
 Net increase (decrease) in
  net assets                             8,131                 11,690                       8
NET ASSETS:
 Beginning of year                          --                     --                      --
                                     ---------              ---------                --------
 End of year                            $8,131                $11,690                      $8
                                     =========              =========                ========

                                    THE HARTFORD          THE HARTFORD        HOTCHKIS AND WILEY
                                      CAPITAL                GROWTH                LARGE CAP
                                 APPRECIATION FUND       ALLOCATION FUND          VALUE FUND
                                  SUB-ACCOUNT (34)       SUB-ACCOUNT (9)          SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $1,945                  $314                  $6,960
 Net realized gain (loss) on
  security transactions                       1                     2                 (10,689)
 Net realized gain on
  distributions                              --                   167                      11
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (1,090)                 (143)               (341,100)
                                     ----------             ---------             -----------
 Net increase (decrease) in
  net assets resulting from
  operations                                856                   340                (344,818)
                                     ----------             ---------             -----------
UNIT TRANSACTIONS:
 Purchases                              106,816                12,477                 166,442
 Net transfers                           15,240                    --                 (51,266)
 Surrenders for benefit
  payments and fees                        (271)                 (100)                (36,171)
 Net loan activity                           --                    --                     (15)
                                     ----------             ---------             -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     121,785                12,377                  78,990
                                     ----------             ---------             -----------
 Net increase (decrease) in
  net assets                            122,641                12,717                (265,828)
NET ASSETS:
 Beginning of year                           --                    --                 677,424
                                     ----------             ---------             -----------
 End of year                           $122,641               $12,717                $411,596
                                     ==========             =========             ===========

(6)  From inception April 30, 2008 to December 31, 2008.

(9)  Funded as of September 18, 2008.

(33) Funded as of November 21, 2008.

(34) Funded as of October 10, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              AIM
                                     AIM V.I.              FINANCIAL                 AIM
                                  TECHNOLOGY FUND        SERVICES FUND          LEISURE FUND
                                  SUB-ACCOUNT (1)         SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(134)                $1,409                $(2,944)
 Net realized gain (loss) on
  security transactions                 (1,286)                (4,577)               (37,692)
 Net realized gain on
  distributions                             --                 27,925                 31,053
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (17,167)              (278,036)              (225,745)
                                     ---------            -----------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (18,587)              (253,279)              (235,328)
                                     ---------            -----------            -----------
UNIT TRANSACTIONS:
 Purchases                                 262                 58,777                 61,407
 Net transfers                          45,130                 16,112                (97,814)
 Surrenders for benefit
  payments and fees                         --                (21,393)               (20,556)
 Net loan activity                          --                    (12)                   (48)
                                     ---------            -----------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     45,392                 53,484                (57,011)
                                     ---------            -----------            -----------
 Net increase (decrease) in
  net assets                            26,805               (199,795)              (292,339)
NET ASSETS:
 Beginning of year                          --                397,971                589,072
                                     ---------            -----------            -----------
 End of year                           $26,805               $198,176               $296,733
                                     =========            ===========            ===========

(1)  Funded as of June 6, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                           IVY GLOBAL
                                        AIM                  NATURAL            IVY LARGE CAP
                                  TECHNOLOGY FUND        RESOURCES FUND          GROWTH FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT (35)
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(1,782)               $(3,341)               $(1)
 Net realized gain (loss) on
  security transactions                  (6,626)                (7,916)                --
 Net realized gain on
  distributions                              --                106,217                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (152,608)              (545,789)               (92)
                                    -----------            -----------              -----
 Net increase (decrease) in
  net assets resulting from
  operations                           (161,016)              (450,829)               (93)
                                    -----------            -----------              -----
UNIT TRANSACTIONS:
 Purchases                               60,893                425,630                993
 Net transfers                          (14,326)                 9,829                 --
 Surrenders for benefit
  payments and fees                      (5,959)               (83,536)               (12)
 Net loan activity                           (9)                   (91)                --
                                    -----------            -----------              -----
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      40,599                351,832                981
                                    -----------            -----------              -----
 Net increase (decrease) in
  net assets                           (120,417)               (98,997)               888
NET ASSETS:
 Beginning of year                      332,173                491,358                 --
                                    -----------            -----------              -----
 End of year                           $211,756               $392,361               $888
                                    ===========            ===========              =====

                                                                                 JANUS ASPEN
                                                                                   MID CAP
                                  IVY SCIENCE &           JANUS ASPEN              GROWTH
                                 TECHNOLOGY FUND        FORTY PORTFOLIO           PORTFOLIO
                                SUB-ACCOUNT (36)        SUB-ACCOUNT (3)       SUB-ACCOUNT (37)
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(1)                  $(6,182)                $(16)
 Net realized gain (loss) on
  security transactions                   --                   (52,122)                  (3)
 Net realized gain on
  distributions                           57                        --                  670
 Net unrealized appreciation
  (depreciation) of
  investments during the year             18                (1,331,344)             (19,082)
                                     -------             -------------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              74                (1,389,648)             (18,431)
                                     -------             -------------            ---------
UNIT TRANSACTIONS:
 Purchases                             1,352                    37,041                  917
 Net transfers                            --                 3,136,382               48,179
 Surrenders for benefit
  payments and fees                       (6)                 (205,662)                  --
 Net loan activity                        --                        --                   --
                                     -------             -------------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    1,346                 2,967,761               49,096
                                     -------             -------------            ---------
 Net increase (decrease) in
  net assets                           1,420                 1,578,113               30,665
NET ASSETS:
 Beginning of year                        --                        --                   --
                                     -------             -------------            ---------
 End of year                          $1,420                $1,578,113              $30,665
                                     =======             =============            =========

(3)  Funded as of May 9, 2008.

(35) Funded as of April 22, 2008.

(36) Funded as of October 31, 2008.

(37) Funded as of June 3, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                     JANUS ASPEN                                  JANUS ASPEN
                                    INTERNATIONAL          JANUS ASPEN             WORLDWIDE
                                       GROWTH                BALANCED               GROWTH
                                      PORTFOLIO             PORTFOLIO              PORTFOLIO
                                   SUB-ACCOUNT (2)       SUB-ACCOUNT (38)       SUB-ACCOUNT (2)
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $1,770                $4,953                 $2,791
 Net realized gain (loss) on
  security transactions                  (62,357)               (8,982)                (9,580)
 Net realized gain on
  distributions                           39,076                15,603                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (224,839)              (61,609)              (186,561)
                                     -----------            ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                            (246,350)              (50,035)              (193,350)
                                     -----------            ----------            -----------
UNIT TRANSACTIONS:
 Purchases                                11,093                 3,811                  5,424
 Net transfers                           413,578               237,768                594,044
 Surrenders for benefit
  payments and fees                       (2,771)               (4,230)              (103,198)
 Net loan activity                            --                    --                     --
                                     -----------            ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      421,900               237,349                496,270
                                     -----------            ----------            -----------
 Net increase (decrease) in
  net assets                             175,550               187,314                302,920
NET ASSETS:
 Beginning of year                            --                    --                     --
                                     -----------            ----------            -----------
 End of year                            $175,550              $187,314               $302,920
                                     ===========            ==========            ===========

(2)  Funded as of May 16, 2008.

(38) Funded as of May 19, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  JANUS ADVISER                         JANUS ADVISER
                                    FLEXIBLE        JANUS ADVISER       INTERNATIONAL
                                    BOND FUND        FORTY FUND          GROWTH FUND
                                SUB-ACCOUNT (39)     SUB-ACCOUNT         SUB-ACCOUNT
------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $1              $(17,297)           $(19,104)
 Net realized gain (loss) on
  security transactions                  --                 8,562            (164,732)
 Net realized gain on
  distributions                          --               147,066             461,761
 Net unrealized appreciation
  (depreciation) of
  investments during the year             5            (2,007,358)         (2,499,086)
                                      -----         -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              6            (1,869,027)         (2,221,161)
                                      -----         -------------       -------------
UNIT TRANSACTIONS:
 Purchases                              338               886,618           1,020,363
 Net transfers                           --               745,784             527,234
 Surrenders for benefit
  payments and fees                      (4)              (85,422)           (282,899)
 Net loan activity                       --                   (87)                (77)
                                      -----         -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     334             1,546,893           1,264,621
                                      -----         -------------       -------------
 Net increase (decrease) in
  net assets                            340              (322,134)           (956,540)
NET ASSETS:
 Beginning of year                       --             3,080,040           3,356,101
                                      -----         -------------       -------------
 End of year                           $340            $2,757,906          $2,399,561
                                      =====         =============       =============

                                                         JANUS ADVISER             KEELEY
                                   JANUS ADVISER            MID CAP              SMALL CAP
                                  WORLDWIDE FUND          GROWTH FUND            VALUE FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT (9)         SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $33                 $(6)                 $(5,726)
 Net realized gain (loss) on
  security transactions                    (407)                 --                  (26,220)
 Net realized gain on
  distributions                              --                  --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (113,147)                 79                 (497,216)
                                    -----------             -------             ------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (113,521)                 73                 (529,162)
                                    -----------             -------             ------------
UNIT TRANSACTIONS:
 Purchases                               35,950               8,095                  311,202
 Net transfers                           (7,721)                 --                 (199,775)
 Surrenders for benefit
  payments and fees                     (10,651)                (17)                (167,642)
 Net loan activity                          (42)                 --                      (47)
                                    -----------             -------             ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      17,536               8,078                  (56,262)
                                    -----------             -------             ------------
 Net increase (decrease) in
  net assets                            (95,985)              8,151                 (585,424)
NET ASSETS:
 Beginning of year                      251,799                  --                1,401,203
                                    -----------             -------             ------------
 End of year                           $155,814              $8,151                 $815,779
                                    ===========             =======             ============

(9)  Funded as of September 18, 2008.

(39) Funded as of December 8, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                                                LORD ABBETT
                                    LORD ABBETT           LORD ABBETT               BOND
                                  AFFILIATED FUND        ALL VALUE FUND        DEBENTURE FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $1,112                  $156               $11,061
 Net realized gain (loss) on
  security transactions                      63                    (7)                 (373)
 Net realized gain on
  distributions                              --                    --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (36,433)              (10,062)              (51,423)
                                     ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            (35,258)               (9,913)              (40,735)
                                     ----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                              146,220                95,920               155,404
 Net transfers                           26,020                   (23)               99,310
 Surrenders for benefit
  payments and fees                      (2,973)               (1,069)               (4,645)
 Net loan activity                           --                    --                    (9)
                                     ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     169,267                94,828               250,060
                                     ----------            ----------            ----------
 Net increase (decrease) in
  net assets                            134,009                84,915               209,325
NET ASSETS:
 Beginning of year                       12,178                18,826                56,217
                                     ----------            ----------            ----------
 End of year                           $146,187              $103,741              $265,542
                                     ==========            ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    LORD ABBETT           LORD ABBETT          LORD ABBETT
                                      GROWTH               LARGE-CAP            AMERICA'S
                                OPPORTUNITIES FUND         CORE FUND           VALUE FUND
                                 SUB-ACCOUNT (40)       SUB-ACCOUNT (19)       SUB-ACCOUNT
---------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(5)                   $26                 $31
 Net realized gain (loss) on
  security transactions                    --                     47                  --
 Net realized gain on
  distributions                            83                     --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (234)                  (219)                (96)
                                      -------               --------             -------
 Net increase (decrease) in
  net assets resulting from
  operations                             (156)                  (146)                (65)
                                      -------               --------             -------
UNIT TRANSACTIONS:
 Purchases                              2,815                  5,895               2,359
 Net transfers                             88                 (1,697)                 --
 Surrenders for benefit
  payments and fees                       (13)                   (29)                (17)
 Net loan activity                         --                     --                  --
                                      -------               --------             -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     2,890                  4,169               2,342
                                      -------               --------             -------
 Net increase (decrease) in
  net assets                            2,734                  4,023               2,277
NET ASSETS:
 Beginning of year                         --                     --                  39
                                      -------               --------             -------
 End of year                           $2,734                 $4,023              $2,316
                                      =======               ========             =======

                                   LORD ABBETT           LORD ABBETT            LORD ABBETT
                                      TOTAL               SMALL CAP             DEVELOPING
                                   RETURN FUND           BLEND FUND          GROWTH FUND, INC.
                                 SUB-ACCOUNT (6)         SUB-ACCOUNT         SUB-ACCOUNT (19)
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $3                 $(6,672)                 $(5)
 Net realized gain (loss) on
  security transactions                   --                  (2,608)                  --
 Net realized gain on
  distributions                           --                      --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             49                (338,888)                (279)
                                     -------             -----------              -------
 Net increase (decrease) in
  net assets resulting from
  operations                              52                (348,168)                (284)
                                     -------             -----------              -------
UNIT TRANSACTIONS:
 Purchases                             1,293                 573,196                1,702
 Net transfers                            --                 (17,372)                  --
 Surrenders for benefit
  payments and fees                       (3)                (67,619)                 (21)
 Net loan activity                        --                    (104)                  --
                                     -------             -----------              -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    1,290                 488,101                1,681
                                     -------             -----------              -------
 Net increase (decrease) in
  net assets                           1,342                 139,933                1,397
NET ASSETS:
 Beginning of year                        --                 708,481                   --
                                     -------             -----------              -------
 End of year                          $1,342                $848,414               $1,397
                                     =======             ===========              =======

(6)  From inception April 30, 2008 to December 31, 2008.

(19) Funded as of January 18, 2008.

(40) Funded as of April 23, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                     LORD ABBETT            LEGG MASON             MARSHALL
                                    INTERNATIONAL              VALUE                MID-CAP
                                  CORE EQUITY FUND          TRUST FUND            VALUE FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $42                 $(2,435)               $(242)
 Net realized gain (loss) on
  security transactions                  (1,993)                (82,342)                (314)
 Net realized gain on
  distributions                              --                  24,107                4,304
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (1,369)               (202,315)             (38,013)
                                      ---------             -----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             (3,320)               (262,985)             (34,265)
                                      ---------             -----------            ---------
UNIT TRANSACTIONS:
 Purchases                               10,781                  91,891               32,613
 Net transfers                           (4,153)               (153,673)                (869)
 Surrenders for benefit
  payments and fees                        (252)                (37,805)              (4,326)
 Net loan activity                           (8)                     (2)                  --
                                      ---------             -----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       6,368                 (99,589)              27,418
                                      ---------             -----------            ---------
 Net increase (decrease) in
  net assets                              3,048                (362,574)              (6,847)
NET ASSETS:
 Beginning of year                           40                 527,672               72,904
                                      ---------             -----------            ---------
 End of year                             $3,088                $165,098              $66,057
                                      =========             ===========            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   MASSACHUSETTS                                MFS INTERNATIONAL
                                  INVESTORS GROWTH           MFS HIGH                  NEW
                                     STOCK FUND             INCOME FUND          DISCOVERY FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $289                $43,184                 $1,195
 Net realized gain (loss) on
  security transactions                  (10,710)               (16,858)                (1,050)
 Net realized gain on
  distributions                               --                     --                 10,160
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (727,035)              (214,160)              (116,276)
                                    ------------            -----------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                            (737,456)              (187,834)              (105,971)
                                    ------------            -----------            -----------
UNIT TRANSACTIONS:
 Purchases                               336,947                122,747                 53,629
 Net transfers                           (95,782)               (40,133)                 9,380
 Surrenders for benefit
  payments and fees                     (143,718)               (27,343)                (2,252)
 Net loan activity                           (21)                   (22)                    (7)
                                    ------------            -----------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       97,426                 55,249                 60,750
                                    ------------            -----------            -----------
 Net increase (decrease) in
  net assets                            (640,030)              (132,585)               (45,221)
NET ASSETS:
 Beginning of year                     1,885,223                589,833                190,273
                                    ------------            -----------            -----------
 End of year                          $1,245,193               $457,248               $145,052
                                    ============            ===========            ===========


                                    MFS MID CAP           MFS RESEARCH          MFS STRATEGIC
                                    GROWTH FUND        INTERNATIONAL FUND        VALUE FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT (6)         SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(4,156)                $10                    $(24)
 Net realized gain (loss) on
  security transactions                   2,356                   2                      (2)
 Net realized gain on
  distributions                              --                  10                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (340,122)                  3                 (13,296)
                                    -----------               -----               ---------
 Net increase (decrease) in
  net assets resulting from
  operations                           (341,922)                 25                 (13,322)
                                    -----------               -----               ---------
UNIT TRANSACTIONS:
 Purchases                               62,589                 590                   4,563
 Net transfers                           28,019                  (1)                     --
 Surrenders for benefit
  payments and fees                     (46,855)                 (7)                   (246)
 Net loan activity                          (11)                 --                      --
                                    -----------               -----               ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      43,742                 582                   4,317
                                    -----------               -----               ---------
 Net increase (decrease) in
  net assets                           (298,180)                607                  (9,005)
NET ASSETS:
 Beginning of year                      638,110                  --                  27,523
                                    -----------               -----               ---------
 End of year                           $339,930                $607                 $18,518
                                    ===========               =====               =========

(6)  From inception April 30, 2008 to December 31, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                     MFS TOTAL            MFS                      MFS
                                    RETURN FUND      UTILITIES FUND             VALUE FUND
                                    SUB-ACCOUNT       SUB-ACCOUNT              SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $441             $58,190                  $12,947
 Net realized gain (loss) on
  security transactions                   (223)            (36,238)                 (20,490)
 Net realized gain on
  distributions                             --              14,824                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (5,802)         (1,390,775)                (627,402)
                                     ---------       -------------             ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (5,584)         (1,353,999)                (634,945)
                                     ---------       -------------             ------------
UNIT TRANSACTIONS:
 Purchases                              42,627             718,232                  246,145
 Net transfers                          (1,561)            137,577                  (64,455)
 Surrenders for benefit
  payments and fees                       (741)           (130,737)                 (78,679)
 Net loan activity                          (5)               (240)                     (43)
                                     ---------       -------------             ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     40,320             724,832                  102,968
                                     ---------       -------------             ------------
 Net increase (decrease) in
  net assets                            34,736            (629,167)                (531,977)
NET ASSETS:
 Beginning of year                       1,682           3,049,352                1,847,216
                                     ---------       -------------             ------------
 End of year                           $36,418          $2,420,185               $1,315,239
                                     =========       =============             ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  MFS RESEARCH            MFS NEW               MFS CORE
                                    BOND FUND          ENDEAVOR FUND           EQUITY FUND
                                   SUB-ACCOUNT        SUB-ACCOUNT (41)         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $742                 $(69)                   $(83)
 Net realized gain (loss) on
  security transactions                   (51)                  (1)                (16,080)
 Net realized gain on
  distributions                            --                   --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (1,941)              (2,743)               (335,445)
                                    ---------             --------             -----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (1,250)              (2,813)               (351,608)
                                    ---------             --------             -----------
UNIT TRANSACTIONS:
 Purchases                             12,250                7,986                  57,378
 Net transfers                              4                   --                 (95,857)
 Surrenders for benefit
  payments and fees                    (4,172)                  (6)                (33,302)
 Net loan activity                         (8)                  --                      --
                                    ---------             --------             -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     8,074                7,980                 (71,781)
                                    ---------             --------             -----------
 Net increase (decrease) in
  net assets                            6,824                5,167                (423,389)
NET ASSETS:
 Beginning of year                     13,277                   --                 967,366
                                    ---------             --------             -----------
 End of year                          $20,101               $5,167                $543,977
                                    =========             ========             ===========

                                 MFS GOVERNMENT          MFS CORE              MFS HIGH
                                 SECURITIES FUND       EQUITY SERIES         INCOME SERIES
                                 SUB-ACCOUNT (6)      SUB-ACCOUNT (1)      SUB-ACCOUNT (37)
-----------------------------  ---------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $16                  $(34)                 $(46)
 Net realized gain (loss) on
  security transactions                   --                    (1)                 (176)
 Net realized gain on
  distributions                           --                    --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            130                (3,759)               (3,316)
                                     -------             ---------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             146                (3,794)               (3,538)
                                     -------             ---------             ---------
UNIT TRANSACTIONS:
 Purchases                             6,697                 1,788                   660
 Net transfers                            34                 9,465                15,245
 Surrenders for benefit
  payments and fees                      (21)                    1                    --
 Net loan activity                        --                    --                    --
                                     -------             ---------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    6,710                11,254                15,905
                                     -------             ---------             ---------
 Net increase (decrease) in
  net assets                           6,856                 7,460                12,367
NET ASSETS:
 Beginning of year                        --                    --                    --
                                     -------             ---------             ---------
 End of year                          $6,856                $7,460               $12,367
                                     =======             =========             =========

(1)  Funded as of June 6, 2008.

(6)  From inception April 30, 2008 to December 31, 2008.

(37) Funded as of June 3, 2008.

(41) Funded as of January 15, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                   MFS INVESTORS                                  BLACKROCK
                                       GROWTH            MFS UTILITIES              GLOBAL
                                    STOCK SERIES             SERIES            ALLOCATION FUND
                                  SUB-ACCOUNT (1)       SUB-ACCOUNT (1)          SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(16)                 $(408)                $82,366
 Net realized gain (loss) on
  security transactions                   (157)                (1,183)                 (7,224)
 Net realized gain on
  distributions                             --                     --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (1,563)               (55,674)               (533,766)
                                      --------             ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (1,736)               (57,265)               (458,624)
                                      --------             ----------            ------------
UNIT TRANSACTIONS:
 Purchases                               1,240                  4,655                 524,912
 Net transfers                           3,536                165,570                 401,991
 Surrenders for benefit
  payments and fees                         --                     (2)                (31,357)
 Net loan activity                          --                     --                    (115)
                                      --------             ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      4,776                170,223                 895,431
                                      --------             ----------            ------------
 Net increase (decrease) in
  net assets                             3,040                112,958                 436,807
NET ASSETS:
 Beginning of year                          --                     --               1,576,864
                                      --------             ----------            ------------
 End of year                            $3,040               $112,958              $2,013,671
                                      ========             ==========            ============

(1)  Funded as of June 6, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    BLACKROCK              BLACKROCK               BLACKROCK
                                 GLOBAL FINANCIAL          LARGE CAP                 VALUE
                                  SERVICES FUND            CORE FUND          OPPORTUNITIES FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $755                $(1,066)                 $(215)
 Net realized gain (loss) on
  security transactions                (18,931)               (31,374)                    (3)
 Net realized gain on
  distributions                             --                     --                    336
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (39,338)               (77,137)                (7,383)
                                    ----------            -----------              ---------
 Net increase (decrease) in
  net assets resulting from
  operations                           (57,514)              (109,577)                (7,265)
                                    ----------            -----------              ---------
UNIT TRANSACTIONS:
 Purchases                              37,758                 70,068                  3,221
 Net transfers                         (16,852)               (14,818)                14,155
 Surrenders for benefit
  payments and fees                    (40,441)               (19,249)                (2,063)
 Net loan activity                          --                     --                     --
                                    ----------            -----------              ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (19,535)                36,001                 15,313
                                    ----------            -----------              ---------
 Net increase (decrease) in
  net assets                           (77,049)               (73,576)                 8,048
NET ASSETS:
 Beginning of year                     133,466                268,811                  4,610
                                    ----------            -----------              ---------
 End of year                           $56,417               $195,235                $12,658
                                    ==========            ===========              =========

                                    BLACKROCK             BLACKROCK               MUNDER
                                    SMALL CAP           MID CAP VALUE           MIDCAP CORE
                                   GROWTH FUND       OPPORTUNITIES FUND         GROWTH FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(660)                $(433)                $(1,942)
 Net realized gain (loss) on
  security transactions                  (179)                 (575)                 (2,921)
 Net realized gain on
  distributions                            --                   318                     481
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (45,120)              (16,565)               (190,761)
                                    ---------             ---------             -----------
 Net increase (decrease) in
  net assets resulting from
  operations                          (45,959)              (17,255)               (195,143)
                                    ---------             ---------             -----------
UNIT TRANSACTIONS:
 Purchases                             54,412                49,012                 110,723
 Net transfers                            667                  (183)                101,825
 Surrenders for benefit
  payments and fees                    (2,484)               (3,418)                (14,711)
 Net loan activity                        (17)                  (28)                     (7)
                                    ---------             ---------             -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    52,578                45,383                 197,830
                                    ---------             ---------             -----------
 Net increase (decrease) in
  net assets                            6,619                28,128                   2,687
NET ASSETS:
 Beginning of year                     76,003                22,961                 306,325
                                    ---------             ---------             -----------
 End of year                          $82,622               $51,089                $309,012
                                    =========             =========             ===========

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                  NEUBERGER BERMAN             OAKMARK               OPPENHEIMER
                                      SOCIALLY              INTERNATIONAL              CAPITAL
                                   RESPONSIVE FUND         SMALL CAP FUND         APPRECIATION FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $24                  $107,999                $(10,331)
 Net realized gain (loss) on
  security transactions                    (239)                  (37,016)                 (5,411)
 Net realized gain on
  distributions                             861                    15,769                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (31,908)                 (936,534)               (873,037)
                                      ---------             -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (31,262)                 (849,782)               (888,779)
                                      ---------             -------------            ------------
UNIT TRANSACTIONS:
 Purchases                               29,596                   305,637                 240,603
 Net transfers                            9,929                  (331,117)               (115,735)
 Surrenders for benefit
  payments and fees                      (4,034)                 (191,185)               (117,574)
 Net loan activity                           (7)                       (6)                    (64)
                                      ---------             -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      35,484                  (216,671)                  7,230
                                      ---------             -------------            ------------
 Net increase (decrease) in
  net assets                              4,222                (1,066,453)               (881,549)
NET ASSETS:
 Beginning of year                       52,289                 2,073,425               1,939,081
                                      ---------             -------------            ------------
 End of year                            $56,511                $1,006,972              $1,057,532
                                      =========             =============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                            OPPENHEIMER
                                     OPPENHEIMER           INTERNATIONAL          OPPENHEIMER
                                     GLOBAL FUND            GROWTH FUND        MAIN STREET FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT (42)
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $27,485                  $463                 $2
 Net realized gain (loss) on
  security transactions                   (99,293)                   (1)                --
 Net realized gain on
  distributions                           161,850                    --                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (1,688,198)              (28,643)                 6
                                    -------------            ----------              -----
 Net increase (decrease) in
  net assets resulting from
  operations                           (1,598,156)              (28,181)                 8
                                    -------------            ----------              -----
UNIT TRANSACTIONS:
 Purchases                                531,135                90,044                250
 Net transfers                           (271,307)               25,059                 --
 Surrenders for benefit
  payments and fees                      (145,416)                 (427)                (1)
 Net loan activity                           (140)                   --                 --
                                    -------------            ----------              -----
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       114,272               114,676                249
                                    -------------            ----------              -----
 Net increase (decrease) in
  net assets                           (1,483,884)               86,495                257
NET ASSETS:
 Beginning of year                      3,736,968                 8,632                 --
                                    -------------            ----------              -----
 End of year                           $2,253,084               $95,127               $257
                                    =============            ==========              =====

                                    OPPENHEIMER            OPPENHEIMER             OPPENHEIMER
                                     STRATEGIC             MAIN STREET             DEVELOPING
                                    INCOME FUND          SMALL CAP FUND           MARKETS FUND
                                 SUB-ACCOUNT (19)          SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $152                 $(3,727)                 $11,966
 Net realized gain (loss) on
  security transactions                      7                  (7,012)                 (18,749)
 Net realized gain on
  distributions                             --                   1,057                  287,239
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (800)               (209,119)              (1,045,525)
                                     ---------             -----------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              (641)               (218,801)                (765,069)
                                     ---------             -----------            -------------
UNIT TRANSACTIONS:
 Purchases                              17,042                 358,704                  287,904
 Net transfers                          (1,319)                 18,655                   11,880
 Surrenders for benefit
  payments and fees                        (64)                (10,137)                (132,412)
 Net loan activity                          --                      (5)                    (103)
                                     ---------             -----------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     15,659                 367,217                  167,269
                                     ---------             -----------            -------------
 Net increase (decrease) in
  net assets                            15,018                 148,416                 (597,800)
NET ASSETS:
 Beginning of year                          --                 323,881                1,483,574
                                     ---------             -----------            -------------
 End of year                           $15,018                $472,297                 $885,774
                                     =========             ===========            =============

(19) Funded as of January 18, 2008.

(42) Funded as of October 9, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                          OPPENHEIMER             OPPENHEIMER
                                    OPPENHEIMER          INTERNATIONAL         SMALL- & MID- CAP
                                    EQUITY FUND            BOND FUND              VALUE FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(191)                $35,392                $(3,169)
 Net realized gain (loss) on
  security transactions                     (2)                   (805)               (13,447)
 Net realized gain on
  distributions                            214                   7,637                    169
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (22,569)                (48,111)              (275,687)
                                     ---------            ------------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (22,548)                 (5,887)              (292,134)
                                     ---------            ------------            -----------
UNIT TRANSACTIONS:
 Purchases                              60,890                 705,845                170,276
 Net transfers                           4,276                  42,145                (47,042)
 Surrenders for benefit
  payments and fees                        (51)                 (7,970)               (58,258)
 Net loan activity                          --                     (46)                   (26)
                                     ---------            ------------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     65,115                 739,974                 64,950
                                     ---------            ------------            -----------
 Net increase (decrease) in
  net assets                            42,567                 734,087               (227,184)
NET ASSETS:
 Beginning of year                       1,659                 296,143                555,434
                                     ---------            ------------            -----------
 End of year                           $44,226              $1,030,230               $328,250
                                     =========            ============            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   OPPENHEIMER           OPPENHEIMER           OPPENHEIMER
                                   MAIN STREET          GOLD & SPECIAL            REAL
                                 OPPORTUNITY FUND        METALS FUND           ESTATE FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT (31)
----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $403                $2,225               $ --
 Net realized gain (loss) on
  security transactions                 (7,006)              (18,676)                --
 Net realized gain on
  distributions                            641                 3,497                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (80,568)              (59,489)                37
                                    ----------            ----------              -----
 Net increase (decrease) in
  net assets resulting from
  operations                           (86,530)              (72,443)                37
                                    ----------            ----------              -----
UNIT TRANSACTIONS:
 Purchases                             156,975               186,969                262
 Net transfers                          14,199               (44,722)                --
 Surrenders for benefit
  payments and fees                     (3,048)              (15,213)                (1)
 Net loan activity                         (12)                  (42)                --
                                    ----------            ----------              -----
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    168,114               126,992                261
                                    ----------            ----------              -----
 Net increase (decrease) in
  net assets                            81,584                54,549                298
NET ASSETS:
 Beginning of year                     132,631               129,149                 --
                                    ----------            ----------              -----
 End of year                          $214,215              $183,698               $298
                                    ==========            ==========              =====

                                     PUTNAM                PUTNAM                  PUTNAM
                                     GLOBAL                 HIGH             INTERNATIONAL NEW
                                   EQUITY FUND           YIELD FUND          OPPORTUNITIES FUND
                                 SUB-ACCOUNT (1)       SUB-ACCOUNT (2)        SUB-ACCOUNT (2)
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(68)               $(4,268)                 $(657)
 Net realized gain (loss) on
  security transactions                   (22)              (187,924)               (17,271)
 Net realized gain on
  distributions                            --                     --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (11,198)              (168,110)               (71,376)
                                    ---------            -----------             ----------
 Net increase (decrease) in
  net assets resulting from
  operations                          (11,288)              (360,302)               (89,304)
                                    ---------            -----------             ----------
UNIT TRANSACTIONS:
 Purchases                                 --                  2,567                  2,650
 Net transfers                         31,573                816,191                201,889
 Surrenders for benefit
  payments and fees                         1                (19,604)               (13,700)
 Net loan activity                         --                     --                     --
                                    ---------            -----------             ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    31,574                799,154                190,839
                                    ---------            -----------             ----------
 Net increase (decrease) in
  net assets                           20,286                438,852                101,535
NET ASSETS:
 Beginning of year                         --                     --                     --
                                    ---------            -----------             ----------
 End of year                          $20,286               $438,852               $101,535
                                    =========            ===========             ==========

(1)  Funded as of June 6, 2008.

(2)  Funded as of May 16, 2008.

(31) Funded as of November 18, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                       PUTNAM                                       PIONEER
                                     SMALL CAP              PUTNAM VT              EMERGING
                                     VALUE FUND            VISTA FUND            MARKETS FUND
                                  SUB-ACCOUNT (2)        SUB-ACCOUNT (3)       SUB-ACCOUNT (42)
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(707)               $(1,309)                 $129
 Net realized gain (loss) on
  security transactions                  (8,298)               (12,355)                   --
 Net realized gain on
  distributions                              --                     --                   239
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (69,278)              (183,987)                 (636)
                                     ----------            -----------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                            (78,283)              (197,651)                 (268)
                                     ----------            -----------             ---------
UNIT TRANSACTIONS:
 Purchases                                1,547                  8,304                12,652
 Net transfers                          219,796                478,681                   112
 Surrenders for benefit
  payments and fees                      (5,275)               (40,019)                  (16)
 Net loan activity                           --                     --                    --
                                     ----------            -----------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     216,068                446,966                12,748
                                     ----------            -----------             ---------
 Net increase (decrease) in
  net assets                            137,785                249,315                12,480
NET ASSETS:
 Beginning of year                           --                     --                    --
                                     ----------            -----------             ---------
 End of year                           $137,785               $249,315               $12,480
                                     ==========            ===========             =========

(2)  Funded as of May 16, 2008.

(3)  Funded as of May 9, 2008.

(42) Funded as of October 9, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   ALLIANZ NFJ          ALLIANZ NFJ
                                    SMALL CAP            DIVIDEND             ALLIANZ CCM
                                   VALUE FUND           VALUE FUND           MID CAP FUND
                                 SUB-ACCOUNT (6)      SUB-ACCOUNT (6)      SUB-ACCOUNT (43)
----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $57                  $4                    $(49)
 Net realized gain (loss) on
  security transactions                   --                   5                      (1)
 Net realized gain on
  distributions                          291                  30                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (43)                 (1)                 (4,810)
                                     -------               -----               ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             305                  38                  (4,860)
                                     -------               -----               ---------
UNIT TRANSACTIONS:
 Purchases                             5,707                 617                  13,337
 Net transfers                            10                   1                      --
 Surrenders for benefit
  payments and fees                      (27)                (20)                     (2)
 Net loan activity                        --                  --                      --
                                     -------               -----               ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    5,690                 598                  13,335
                                     -------               -----               ---------
 Net increase (decrease) in
  net assets                           5,995                 636                   8,475
NET ASSETS:
 Beginning of year                        --                  --                      --
                                     -------               -----               ---------
 End of year                          $5,995                $636                  $8,475
                                     =======               =====               =========

                                                              PIMCO
                                                             EMERGING                PIMCO
                                       PIMCO                 MARKETS                  REAL
                                    TOTAL RETURN            BOND FUND             RETURN FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $23,322               $12,582                 $51,849
 Net realized gain (loss) on
  security transactions                     (154)                  (39)                 (7,080)
 Net realized gain on
  distributions                           47,203                 2,942                  77,031
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (45,433)              (52,107)               (300,412)
                                    ------------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              24,938               (36,622)               (178,612)
                                    ------------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                               685,962               135,210                 955,826
 Net transfers                           191,981                 1,579                 (10,544)
 Surrenders for benefit
  payments and fees                      (16,922)               (5,418)               (231,152)
 Net loan activity                           (68)                  (22)                    (70)
                                    ------------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      860,953               131,349                 714,060
                                    ------------            ----------            ------------
 Net increase (decrease) in
  net assets                             885,891                94,727                 535,448
NET ASSETS:
 Beginning of year                       216,916               175,530               1,444,485
                                    ------------            ----------            ------------
 End of year                          $1,102,807              $270,257              $1,979,933
                                    ============            ==========            ============

(6)  From inception April 30, 2008 to December 31, 2008.

(43) Funded as of August 5, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                       PIONEER               PIONEER              PIONEER
                                        HIGH                SMALL CAP            STRATEGIC
                                     YIELD FUND            VALUE FUND           INCOME FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $14,684                $(488)              $30,796
 Net realized gain (loss) on
  security transactions                     (397)              (3,394)                 (310)
 Net realized gain on
  distributions                            3,861                   --                 6,032
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (132,997)             (37,370)              (95,906)
                                     -----------            ---------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            (114,849)             (41,252)              (59,388)
                                     -----------            ---------            ----------
UNIT TRANSACTIONS:
 Purchases                               268,932               48,178               190,734
 Net transfers                            36,502                1,189                43,153
 Surrenders for benefit
  payments and fees                      (13,899)                (910)              (39,985)
 Net loan activity                            (5)                  --                   (69)
                                     -----------            ---------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      291,530               48,457               193,833
                                     -----------            ---------            ----------
 Net increase (decrease) in
  net assets                             176,681                7,205               134,445
NET ASSETS:
 Beginning of year                       104,014               77,242               319,331
                                     -----------            ---------            ----------
 End of year                            $280,695              $84,447              $453,776
                                     ===========            =========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     PIONEER                   PUTNAM                  PUTNAM
                                     MID CAP                   EQUITY                HIGH YIELD
                                    VALUE FUND              INCOME FUND            ADVANTAGE FUND
                                   SUB-ACCOUNT        SUB-ACCOUNT (4)(44)(45)     SUB-ACCOUNT (46)
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $766                     $38                     $47
 Net realized gain (loss) on
  security transactions                    356                  (1,067)                     --
 Net realized gain on
  distributions                             --                      --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (41,039)                      3                     (26)
                                    ----------                --------                 -------
 Net increase (decrease) in
  net assets resulting from
  operations                           (39,917)                 (1,026)                     21
                                    ----------                --------                 -------
UNIT TRANSACTIONS:
 Purchases                             168,542                   3,412                   2,990
 Net transfers                          23,897                      --                      --
 Surrenders for benefit
  payments and fees                    (10,056)                     (9)                     (4)
 Net loan activity                         (42)                     --                      --
                                    ----------                --------                 -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    182,341                   3,403                   2,986
                                    ----------                --------                 -------
 Net increase (decrease) in
  net assets                           142,424                   2,377                   3,007
NET ASSETS:
 Beginning of year                       8,041                      --                      --
                                    ----------                --------                 -------
 End of year                          $150,465                  $2,377                  $3,007
                                    ==========                ========                 =======

                                  PUTNAM
                               INTERNATIONAL            PUTNAM              PUTNAM
                                EQUITY FUND         INVESTORS FUND        VISTA FUND
                                SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $(7,448)             $ --                 $(13)
 Net realized gain (loss) on
  security transactions              (30,836)               --                 (740)
 Net realized gain on
  distributions                           --                --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (1,135,227)              (28)                (523)
                               -------------             -----             --------
 Net increase (decrease) in
  net assets resulting from
  operations                      (1,173,511)              (28)              (1,276)
                               -------------             -----             --------
UNIT TRANSACTIONS:
 Purchases                           366,278                98                3,990
 Net transfers                      (187,449)               --               (1,298)
 Surrenders for benefit
  payments and fees                 (248,862)               (3)                (701)
 Net loan activity                        (3)               --                   (5)
                               -------------             -----             --------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                  (70,036)               95                1,986
                               -------------             -----             --------
 Net increase (decrease) in
  net assets                      (1,243,547)               67                  710
NET ASSETS:
 Beginning of year                 2,657,496                33                  253
                               -------------             -----             --------
 End of year                      $1,413,949              $100                 $963
                               =============             =====             ========

(4)  Funded as of February 20, 2008.

(44) Funded as of March 10, 2008.

(45) Effective December 26, 2008, Putnam New Value Fund merged with Putnam Equity Income Fund.

(46) Funded as of June 4, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                       PUTNAM
                                    INTERNATIONAL            PUTNAM                 ROYCE
                                       CAPITAL              SMALL CAP               VALUE
                                 OPPORTUNITIES FUND        GROWTH FUND            PLUS FUND
                                  SUB-ACCOUNT (31)         SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $5                   $(121)               $(2,916)
 Net realized gain (loss) on
  security transactions                    --                    (796)               (10,949)
 Net realized gain on
  distributions                            --                      --                  7,721
 Net unrealized appreciation
  (depreciation) of
  investments during the year              10                  (7,223)              (226,130)
                                        -----               ---------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                               15                  (8,140)              (232,274)
                                        -----               ---------            -----------
UNIT TRANSACTIONS:
 Purchases                                184                  28,951                170,297
 Net transfers                             --                  (2,050)              (112,854)
 Surrenders for benefit
  payments and fees                        (3)                   (422)               (48,275)
 Net loan activity                         --                     (11)                   (29)
                                        -----               ---------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       181                  26,468                  9,139
                                        -----               ---------            -----------
 Net increase (decrease) in
  net assets                              196                  18,328               (223,135)
NET ASSETS:
 Beginning of year                         --                   2,274                593,527
                                        -----               ---------            -----------
 End of year                             $196                 $20,602               $370,392
                                        =====               =========            ===========

(31) Funded as of November 18, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   RIVERSOURCE                                 LEGG MASON
                                   DIVERSIFIED           RIVERSOURCE            PARTNERS
                                     EQUITY                MID CAP              SMALL CAP
                                   INCOME FUND           VALUE FUND            GROWTH FUND
                                SUB-ACCOUNT (47)      SUB-ACCOUNT (14)         SUB-ACCOUNT
----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $3                     $61                 $(223)
 Net realized gain (loss) on
  security transactions                  --                      --                   (34)
 Net realized gain on
  distributions                          --                     790                   604
 Net unrealized appreciation
  (depreciation) of
  investments during the year            46                    (511)               (7,637)
                                      -----               ---------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             49                     340                (7,290)
                                      -----               ---------             ---------
UNIT TRANSACTIONS:
 Purchases                              855                   9,693                 3,019
 Net transfers                           --                      --                14,723
 Surrenders for benefit
  payments and fees                      (4)                    (13)               (2,121)
 Net loan activity                       --                      --                    --
                                      -----               ---------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     851                   9,680                15,621
                                      -----               ---------             ---------
 Net increase (decrease) in
  net assets                            900                  10,020                 8,331
NET ASSETS:
 Beginning of year                       --                      --                 4,670
                                      -----               ---------             ---------
 End of year                           $900                 $10,020               $13,001
                                      =====               =========             =========

                                        DWS                                          DWS
                                      DREMAN                  SSGA                GROWTH &
                                    HIGH RETURN              S&P 500             INCOME VIP
                                    EQUITY FUND            INDEX FUND             PORTFOLIO
                                    SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT (2)
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $2,172                 $9,955                $(125)
 Net realized gain (loss) on
  security transactions                  (2,114)                (3,175)                 (29)
 Net realized gain on
  distributions                           4,923                     --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (116,446)              (324,328)             (14,249)
                                    -----------            -----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                           (111,465)              (317,548)             (14,403)
                                    -----------            -----------            ---------
UNIT TRANSACTIONS:
 Purchases                              101,649                256,987                1,144
 Net transfers                              727                (44,573)              49,186
 Surrenders for benefit
  payments and fees                      (4,478)               (37,765)              (2,123)
 Net loan activity                           (9)                   (52)                  --
                                    -----------            -----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      97,889                174,597               48,207
                                    -----------            -----------            ---------
 Net increase (decrease) in
  net assets                            (13,576)              (142,951)              33,804
NET ASSETS:
 Beginning of year                      168,256                791,581                   --
                                    -----------            -----------            ---------
 End of year                           $154,680               $648,630              $33,804
                                    ===========            ===========            =========

(2)  Funded as of May 16, 2008.

(14) Funded as of October 21, 2008.

(47) Funded as of November 17, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                          LEGG MASON             LEGG MASON
                                        DWS                PARTNERS               PARTNERS
                                       GLOBAL             AGGRESSIVE             FUNDAMENTAL
                                   THEMATIC FUND          GROWTH FUND            VALUE FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT (48)
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(520)               $(378)                    $3
 Net realized gain (loss) on
  security transactions                  (1,495)                (181)                    --
 Net realized gain on
  distributions                             532                   --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (76,046)             (39,334)                   (87)
                                     ----------            ---------              ---------
 Net increase (decrease) in
  net assets resulting from
  operations                            (77,529)             (39,893)                   (84)
                                     ----------            ---------              ---------
UNIT TRANSACTIONS:
 Purchases                               58,956               22,029                    400
 Net transfers                          (15,009)              (1,980)                    --
 Surrenders for benefit
  payments and fees                      (5,901)                 (59)                    (3)
 Net loan activity                          (13)                  --                     --
                                     ----------            ---------              ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      38,033               19,990                    397
                                     ----------            ---------              ---------
 Net increase (decrease) in
  net assets                            (39,496)             (19,903)                   313
NET ASSETS:
 Beginning of year                      132,737               82,447                     --
                                     ----------            ---------              ---------
 End of year                            $93,241              $62,544                   $313
                                     ==========            =========              =========

(48) Funded as of April 1, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     LEGG MASON
                                      PARTNERS               BLACKROCK              THORNBURG
                                      SMALL CAP            SMALL/MID-CAP          INTERNATIONAL
                                    GROWTH I FUND           GROWTH FUND            VALUE FUND
                                  SUB-ACCOUNT (31)          SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $ --                   $(506)                $3,379
 Net realized gain (loss) on
  security transactions                      (1)                     14                (15,227)
 Net realized gain on
  distributions                              --                      --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year                22                 (34,840)              (284,788)
                                      ---------              ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                                 21                 (35,332)              (296,636)
                                      ---------              ----------            -----------
UNIT TRANSACTIONS:
 Purchases                                  282                 108,578                481,752
 Net transfers                               --                      --                 32,860
 Surrenders for benefit
  payments and fees                          (2)                 (1,780)               (16,008)
 Net loan activity                           --                      --                    (27)
                                      ---------              ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                         280                 106,798                498,577
                                      ---------              ----------            -----------
 Net increase (decrease) in
  net assets                                301                  71,466                201,941
NET ASSETS:
 Beginning of year                           --                   2,050                437,431
                                      ---------              ----------            -----------
 End of year                               $301                 $73,516               $639,372
                                      =========              ==========            ===========


                                                          THORNBURG             T. ROWE PRICE
                                    THORNBURG               CORE                   GROWTH
                                   VALUE FUND            GROWTH FUND             STOCK FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT (42)
-----------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $388                $(3,683)                  $ --
 Net realized gain (loss) on
  security transactions                  (825)               (26,685)                     1
 Net realized gain on
  distributions                            --                     --                      1
 Net unrealized appreciation
  (depreciation) of
  investments during the year        (139,548)              (321,684)                     5
                                    ---------            -----------              ---------
 Net increase (decrease) in
  net assets resulting from
  operations                         (139,985)              (352,052)                     7
                                    ---------            -----------              ---------
UNIT TRANSACTIONS:
 Purchases                            244,288                350,447                    210
 Net transfers                          4,201                (30,137)                     2
 Surrenders for benefit
  payments and fees                    (7,420)               (16,060)                    (6)
 Net loan activity                         (6)                   (20)                    --
                                    ---------            -----------              ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   241,063                304,230                    206
                                    ---------            -----------              ---------
 Net increase (decrease) in
  net assets                          101,078                (47,822)                   213
NET ASSETS:
 Beginning of year                    164,530                454,700                     --
                                    ---------            -----------              ---------
 End of year                         $265,608               $406,878                   $213
                                    =========            ===========              =========

(31) Funded as of November 18, 2008.

(42) Funded as of October 9, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                   T. ROWE PRICE         T. ROWE PRICE        T. ROWE PRICE
                                     RETIREMENT           RETIREMENT           RETIREMENT
                                     2010 FUND             2020 FUND            2030 FUND
                                  SUB-ACCOUNT (6)       SUB-ACCOUNT (6)      SUB-ACCOUNT (6)
----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $2,125                 $650                 $587
 Net realized gain (loss) on
  security transactions                      --                  (77)                  21
 Net realized gain on
  distributions                           1,852                1,002                1,525
 Net unrealized appreciation
  (depreciation) of
  investments during the year               593                 (818)              (2,495)
                                     ----------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              4,570                  757                 (362)
                                     ----------            ---------            ---------
UNIT TRANSACTIONS:
 Purchases                              113,160               32,569               44,545
 Net transfers                               --                1,329                 (963)
 Surrenders for benefit
  payments and fees                         (42)                 (88)                 (92)
 Net loan activity                           --                   --                   --
                                     ----------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     113,118               33,810               43,490
                                     ----------            ---------            ---------
 Net increase (decrease) in
  net assets                            117,688               34,567               43,128
NET ASSETS:
 Beginning of year                           --                   --                   --
                                     ----------            ---------            ---------
 End of year                           $117,688              $34,567              $43,128
                                     ==========            =========            =========

(6)  From inception April 30, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  T. ROWE PRICE        T. ROWE PRICE        T. ROWE PRICE
                                   RETIREMENT           RETIREMENT           RETIREMENT
                                    2040 FUND            2050 FUND           INCOME FUND
                                 SUB-ACCOUNT (6)      SUB-ACCOUNT (6)      SUB-ACCOUNT (6)
--------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $196                 $29                  $686
 Net realized gain (loss) on
  security transactions                     2                   1                    70
 Net realized gain on
  distributions                           524                  32                 1,288
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (341)                (40)                1,259
                                    ---------             -------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              381                  22                 3,303
                                    ---------             -------             ---------
UNIT TRANSACTIONS:
 Purchases                             14,575               2,023                95,619
 Net transfers                             --                  --                (1,505)
 Surrenders for benefit
  payments and fees                       (43)                (23)                  (19)
 Net loan activity                         --                  --                    --
                                    ---------             -------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    14,532               2,000                94,095
                                    ---------             -------             ---------
 Net increase (decrease) in
  net assets                           14,913               2,022                97,398
NET ASSETS:
 Beginning of year                         --                  --                    --
                                    ---------             -------             ---------
 End of year                          $14,913              $2,022               $97,398
                                    =========             =======             =========

                                                           VICTORY                VICTORY
                                    UBS GLOBAL           DIVERSIFIED              SPECIAL
                                 ALLOCATION FUND          STOCK FUND            VALUE FUND
                                 SUB-ACCOUNT (49)        SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $107                   $234                $(3,277)
 Net realized gain (loss) on
  security transactions                    --                   (342)                (5,647)
 Net realized gain on
  distributions                           277                     --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (1,482)               (66,166)              (329,487)
                                     --------             ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (1,098)               (66,274)              (338,411)
                                     --------             ----------            -----------
UNIT TRANSACTIONS:
 Purchases                              3,709                 93,046                447,574
 Net transfers                             --                 34,813                    835
 Surrenders for benefit
  payments and fees                        (2)                (7,384)               (34,355)
 Net loan activity                         --                     --                    (29)
                                     --------             ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     3,707                120,475                414,025
                                     --------             ----------            -----------
 Net increase (decrease) in
  net assets                            2,609                 54,201                 75,614
NET ASSETS:
 Beginning of year                         --                100,302                489,835
                                     --------             ----------            -----------
 End of year                           $2,609               $154,503               $565,449
                                     ========             ==========            ===========

(6)  From inception April 30, 2008 to December 31, 2008.

(49) Funded as of March 26, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                       VICTORY              VAN KAMPEN
                                    SMALL COMPANY           SMALL CAP              VAN KAMPEN
                                  OPPORTUNITY FUND         GROWTH FUND            COMSTOCK FUND
                                   SUB-ACCOUNT (6)         SUB-ACCOUNT             SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $10                 $(1,129)                 $62,940
 Net realized gain (loss) on
  security transactions                     --                  (3,599)                (125,220)
 Net realized gain on
  distributions                             --                      --                   31,778
 Net unrealized appreciation
  (depreciation) of
  investments during the year              295                 (59,413)              (1,373,077)
                                       -------              ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                               305                 (64,141)              (1,403,579)
                                       -------              ----------            -------------
UNIT TRANSACTIONS:
 Purchases                               8,499                 177,792                  656,194
 Net transfers                              --                  26,668                  110,325
 Surrenders for benefit
  payments and fees                        (10)                 (3,820)                (262,159)
 Net loan activity                          --                      (5)                    (243)
                                       -------              ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      8,489                 200,635                  504,117
                                       -------              ----------            -------------
 Net increase (decrease) in
  net assets                             8,794                 136,494                 (899,462)
NET ASSETS:
 Beginning of year                          --                  62,937                3,560,923
                                       -------              ----------            -------------
 End of year                            $8,794                $199,431               $2,661,461
                                       =======              ==========            =============

(6)  From inception April 30, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    VAN KAMPEN         VAN KAMPEN              VAN KAMPEN
                                      EQUITY           EQUITY AND              GROWTH AND
                                    GROWTH FUND        INCOME FUND            INCOME FUND
                                 SUB-ACCOUNT (50)      SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(102)            $383,978                $1,644
 Net realized gain (loss) on
  security transactions                    (23)            (125,986)               (3,493)
 Net realized gain on
  distributions                             --               13,561                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (9,362)          (4,844,863)              (54,436)
                                     ---------        -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            (9,487)          (4,573,310)              (56,285)
                                     ---------        -------------            ----------
UNIT TRANSACTIONS:
 Purchases                              11,368            2,986,548               101,178
 Net transfers                          14,172           (1,459,953)               40,919
 Surrenders for benefit
  payments and fees                     (1,093)          (1,398,728)               (4,497)
 Net loan activity                         (10)                (693)                   (6)
                                     ---------        -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     24,437              127,174               137,594
                                     ---------        -------------            ----------
 Net increase (decrease) in
  net assets                            14,950           (4,446,136)               81,309
NET ASSETS:
 Beginning of year                          --           18,331,686               112,059
                                     ---------        -------------            ----------
 End of year                           $14,950          $13,885,550              $193,368
                                     =========        =============            ==========

                                   VAN KAMPEN           VAN KAMPEN            VAN KAMPEN
                                     MID CAP           U.S. MORTGAGE            GLOBAL
                                   GROWTH FUND             FUND              VALUE EQUITY
                                   SUB-ACCOUNT       SUB-ACCOUNT (46)      SUB-ACCOUNT (51)
-----------------------------  --------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(232)               $14                 $ --
 Net realized gain (loss) on
  security transactions                 1,076                 --                   --
 Net realized gain on
  distributions                           490                 --                    2
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (18,021)               (11)                  (5)
                                    ---------              -----                 ----
 Net increase (decrease) in
  net assets resulting from
  operations                          (16,687)                 3                   (3)
                                    ---------              -----                 ----
UNIT TRANSACTIONS:
 Purchases                             50,794                605                   26
 Net transfers                         12,930                 --                   --
 Surrenders for benefit
  payments and fees                      (453)                (1)                  --
 Net loan activity                         (2)                --                   --
                                    ---------              -----                 ----
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    63,269                604                   26
                                    ---------              -----                 ----
 Net increase (decrease) in
  net assets                           46,582                607                   23
NET ASSETS:
 Beginning of year                      8,253                 --                   --
                                    ---------              -----                 ----
 End of year                          $54,835               $607                  $23
                                    =========              =====                 ====

(46) Funded as of June 4, 2008.

(50) Funded as of February 15, 2008.

(51) Funded as of July 14, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                    VAN KAMPEN
                                    REAL ESTATE
                                  SECURITIES FUND
                                    SUB-ACCOUNT
---------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $702
 Net realized gain (loss) on
  security transactions                 (6,544)
 Net realized gain on
  distributions                          1,894
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (34,630)
                                     ---------
 Net increase (decrease) in
  net assets resulting from
  operations                           (38,578)
                                     ---------
UNIT TRANSACTIONS:
 Purchases                              23,782
 Net transfers                          13,515
 Surrenders for benefit
  payments and fees                     (6,416)
 Net loan activity                          --
                                     ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     30,881
                                     ---------
 Net increase (decrease) in
  net assets                            (7,697)
NET ASSETS:
 Beginning of year                      74,589
                                     ---------
 End of year                           $66,892
                                     =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                           SELIGMAN                                 LEGG MASON
                                    VAN KAMPEN          COMMUNICATIONS          SELIGMAN             PARTNERS
                                      CAPITAL          AND INFORMATION           GLOBAL              SMALL CAP
                                    GROWTH FUND              FUND            TECHNOLOGY FUND        VALUE FUND
                                 SUB-ACCOUNT (52)        SUB-ACCOUNT         SUB-ACCOUNT (6)        SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $ --                   $(63)                 $(1)                 $(71)
 Net realized gain (loss) on
  security transactions                   --                   (238)                  --                    (2)
 Net realized gain on
  distributions                           --                     --                   --                   996
 Net unrealized appreciation
  (depreciation) of
  investments during the year             10                 (3,322)                  41                (4,545)
                                       -----               --------              -------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              10                 (3,623)                  40                (3,622)
                                       -----               --------              -------             ---------
UNIT TRANSACTIONS:
 Purchases                               143                  2,929                1,729                12,652
 Net transfers                            --                  3,247                   --                    --
 Surrenders for benefit
  payments and fees                       (6)                   (12)                  (6)                  (27)
 Net loan activity                        --                     --                   --                    --
                                       -----               --------              -------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      137                  6,164                1,723                12,625
                                       -----               --------              -------             ---------
 Net increase (decrease) in
  net assets                             147                  2,541                1,763                 9,003
NET ASSETS:
 Beginning of year                        --                  5,643                   --                 1,049
                                       -----               --------              -------             ---------
 End of year                            $147                 $8,184               $1,763               $10,052
                                       =====               ========              =======             =========

(6)  From inception April 30, 2008 to December 31, 2008.

(52) Funded as of November 24, 2008.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

-------------------------------------------------------------------------------

1.     ORGANIZATION:

    Separate Account Eleven (the "Account") is a separate investment account within Hartford Life Insurance Company (the "Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contract owners of the Company in various mutual funds (the "Funds") as directed by the contract owners.

    The Account invests in the following sub-accounts (collectively, the "Sub-Accounts"): the American Century VP Equity Income Fund, American Century VP Ultra(R) Fund, American Century VP Balanced Fund, American Century VP International Fund, American Century VP Small Cap Value Fund, American Century VP Large Company Value Fund, American Century VP Vista(SM) Fund, American Century VP Inflation-Adjusted Bond Fund, American Century VP Equity Growth Fund, American Century VP Income & Growth Fund, American Century VP Ultra Fund, American Century VP Value Fund, AIM V.I. Small Cap Equity Fund, AIM V.I. Financial Services Fund, AIM Basic Value Fund, AIM European Growth Fund, AIM International Growth Fund, AIM Mid Cap Core Equity Fund, AIM Small Cap Growth Fund, AIM Real Estate Fund, AIM Small Cap Equity Fund, AIM Capital Development Fund, Domini Social Equity Fund, AllianceBernstein VPS Balanced Shares Portfolio, AllianceBernstein VPS Growth and Income Portfolio, AllianceBernstein VPS International Growth Portfolio, AllianceBernstein VPS International Value Portfolio, AllianceBernstein VPS Global Value Portfolio, AllianceBernstein Growth Fund, AllianceBernstein VPS Small/Mid-Cap Growth Portfolio, AllianceBernstein VPS Small-Mid Cap Value Portfolio, AllianceBernstein Value Fund, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2045 Retriement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, American Funds AMCAP Fund, American Funds American Balanced Fund, American Funds Capital Income Builder Fund, American Funds EuroPacific Growth Fund, American Funds Fundamental Investors Fund, American Funds New Perspective Fund, American Funds The Bond Fund of America, American Funds The Growth Fund of America Fund, American Funds The Income Fund of America, American Funds The Investment Company of America, American Funds The New Economy Fund, American Funds Washington Mutual Investors, American Funds American Mutual Fund, American Funds Capital World Growth & Income Fund, American Funds SMALLCAP World Fund, Ariel Appreciation Fund, Ariel Fund, Artisan Mid Cap Value Fund, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio, LifePath Retirement Portfolio, Baron Small Cap Fund, BlackRock Equity Dividend Fund, BlackRock Government Income Fund, BlackRock Mid Cap Value Portfolio, Calvert Social Balanced Portfolio, Calvert Social Investment Fund Equity Portfolio, Calvert Large Cap Growth Fund, Calvert Social Investment Bond Fund, Calvert Income Fund, Columbia Contrarian Core Fund, Columbia Marsico 21st Century Fund, Columbia Small Cap Value I Fund, Columbia Marsico International Opportunities VS Fund, Columbia Mid Cap Value Fund, Columbia Acorn Fund, Columbia Marsico Growth VS Fund, CRM Mid Cap Value Fund, Davis Financial Fund, Davis New York Venture Fund, Davis Opportunity Fund, Dreyfus Bond Market Index Fund, Dreyfus Lifetime Growth and Income Portfolio, *Dreyfus Lifetime Growth Portfolio, *Dreyfus Lifetime Income Portfolio, Dreyfus VIF Appreciation Portfolio, Dreyfus MidCap Index Fund, Dreyfus SmallCap Stock Index Fund, Dreyfus Small Cap Value Fund, Dreyfus VIF Growth and Income Portfolio, Dreyfus VIF Quality Bond Portfolio, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus S&P 500 Index Fund, Dreyfus Intermediate Term Income Fund, Eaton Vance Large-Cap Value Fund, Eaton Vance Dividend Builder Fund, Eaton Vance Worldwide Health Sciences Fund, Eaton Vance Income Fund of Boston, Evergreen Asset Allocation Fund, Evergreen Core Bond Fund, Evergreen International Equity Fund, Evergreen Emerging Markets Growth Fund, Evergreen Utility & Telecommunications Fund, Alger Capital Appreciation Institutional Portfolio, Alger MidCap Growth Institutional Fund, Alger SmallCap Growth Institutional Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Value Strategies Fund, Fidelity Advisor Leveraged Company Stock fund, Fidelity Advisor Dynamic Cap Appreciation Fund, Federated Capital Appreciation Fund, Federated Equity Income Fund, Inc, Federated Fund for U.S. Government Securities Fund, Federated Mid Cap Growth Strategies Fund, Federated High Income Bond Fund, Federated Kaufman Fund, Federated Short-Term Income Fund, Federated Total Return Bond Fund, Federated Clover Value Fund, Federated International Leaders Fund, Fidelity VIP Growth Opportunities Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP Value Strategies Portfolio,

-------------------------------------------------------------------------------

    Fidelity VIP Balanced Portfolio, Fidelity VIP Growth & Income Portfolio, Templeton Developing Markets Trust, Franklin High Income Fund, Franklin Strategic Income Fund, Templeton Global Bond Fund, Franklin U.S. Government Securities Fund, Franklin Small Cap Value Fund, Mutual Discovery Fund, Templeton Growth Fund, Franklin Income Fund, Franklin Growth Fund, Franklin Total Return Fund, Franklin Balance Sheet Investment Fund, Mutual Beacon Fund, Franklin Mutual Shares Fund, Franklin Small-Mid Cap Growth Fund, Franklin Templeton Conservative Target, Franklin Templeton Growth Target Fund, Franklin Templeton Moderate Target Fund, Templeton Foreign Fund, Franklin Small-Mid Cap Growth Securities Fund, GE Premier Growth Equity Fund, Goldman Sachs Balanced Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Government Income Fund, Goldman Sachs Growth & Income Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Concentrated International Equity Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs High Yield Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Small/Mid Cap Growth Fund, John Hancock Small Cap Equity Fund, Hartford Advisers HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Health HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value Opportunities HLS Fund, The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2020 Fund, The Hartford Target Retirement 2030 Fund, The Hartford Dividend and Growth Fund, The Hartford Small Company Fund, The Hartford Total Return Bond Fund, Hartford Global Health Fund, The Hartford Growth Opportunities Fund, The Hartford Equity Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund, The Hartford Capital Appreciation Fund, The Hartford Growth Allocation Fund, Hartford Money Market, Hartford Inflation Plus Fund, The Hartford Target Retirement 2015 Fund, The Hartford Target Retirement 2025 Fund, The Hartford Taget Retirement 2035 Fund, The Hartford Target Retirement 2040 Fund, The Hartford Target Retirement 2045 Fund, The Hartford Target Retirement 2050 Fund, Hotchkis and Wiley Large Cap Value Fund, AIM V.I. Technology Fund, AIM Financial Services Fund, AIM Leisure Fund, AIM Technology Fund, Ivy Global Natural Resources Fund, Ivy Large Cap Growth Fund, Ivy Science & Technology Fund, Ivy Asset Strategy Fund, Janus Aspen Forty Portfolio, Janus Aspen Worldwide Portfolio, Janus Aspen Enterprise Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Overseas Portfolio, Janus Balanced Fund, Janus Flexible Bond Fund, Janus Forty Fund, Janus Worldwide Fund, Janus Mid Cap Value Fund, Janus Enterprise fund, Janus Overseas Fund, Jennison Mid-Cap Growth Fund, Inc., Jennison 20/20 Focus Fund, JPMorgan Core Bond Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan U.S. Real Estate Fund, Keeley Small Cap Value Fund, Loomis Sayles Bond Fund, Lord Abbett Affiliated Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Bond Debenture Fund, Lord Abbett Growth Opportunities Fund, Lord Abbett Classic Stock Fund, Lord Abbett Capital Structure Fund, Lord Abbett Total Return Fund, Lord Abbett Small Cap Blend Fund, Lord Abbett Developing Growth Fund, Inc., Lord Abbett International Core Equity Fund, Legg Mason Capital Management Value Trust, Inc., Marshall Mid-Cap Value Fund, Massachusetts Investors Growth Stock Fund, MFS High Income Fund, MFS International New Discovery Fund, MFS Mid Cap Growth Fund, MFS Research International Fund, MFS Total Return Fund, MFS Utilities Fund, MFS Value Fund, MFS Research Bond Fund, MFS Massachusetts Investors Trust Fund, MFS Core Growth Fund, MFS Core Equity Fund, MFS Government Securities Fund, MFS International Value Fund, MFS Technology Fund, MFS Core Equity Series, MFS High Income Series, MFS Investors Growth Stock Series, MFS Utilities Series, BlackRock Global Allocation Fund, BlackRock Global Financial Services Fund, BlackRock Large Cap Core Fund, BlackRock Value Opportunities Fund, BlackRock Small Cap Growth Fund, BlackRock Mid Cap Value Opportunities Fund, Munder MidCap Core Growth Fund, Neuberger Berman Socially Responsive Fund, Oakmark International Small Cap Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Global Fund, Oppenheimer International Growth Fund, Oppenheimer Main Street Fund, Oppenheimer Strategic Income Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Developing Markets Fund, Oppenheimer Equity Fund, Oppenheimer Capital Income Fund, Oppenheimer

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

    International Bond Fund, Oppenheimer Small- & Mid- Cap Value Fund, Oppenheimer Main Street Opportunity Fund, Oppenheimer Gold & Special Metals Fund, Oppenheimer Real Estate Fund, Putnam Global Equity Fund, Putnam High Yield Fund, Putnam International New Opportunities Fund, Putnam Small Cap Value Fund, Putnam VT Vista Fund, Pioneer Emerging Markets Fund, Pioneer Oak Ridge Small Cap Growth Fund, Allianz NFJ Small Cap Value Fund, Allianz NFJ Dividend Value Fund, Allianz CCM Mid Cap Fund, PIMCO Total Return, PIMCO Emerging Markets Bond Fund, PIMCO Real Return Fund, Pioneer Fund, Pioneer High Yield Fund, Pioneer Strategic Income Fund, Pioneer Mid Cap Value Fund, Pioneer Growth Opportunities Fund, Putnam Equity Income Fund, Putnam High Yield Advantage Fund, Putnam International Equity Fund, Putnam Investors Fund, Putnam Vista Fund, Putnam International Capital Opportunities Fund, Putnam Small Cap Growth Fund, Royce Total Return Fund, Royce Value Plus Fund, Royce Value Fund, RiverSource Diversified Equity Income Fund, RiverSource Mid Cap Value Fund, RiverSouce Partners Small Cap Value Fund, RidgeWorth Small Cap Value Equity Fund, RidgeWorth Mid-Cap Value Equity Fund, Legg Mason ClearBridge Small Cap Growth Fund, DWS RREEF Real Estate Securities Fund, DWS Dreman High Return Equity Fund, DWS Emerging Markets Fixed Income Fund, SSGA S&P 500 Index Fund, DWS Growth & Income VIP Portfolio, DWS Global Thematic Fund, Legg Mason ClearBridge Aggressive Growth Fund, Legg Mason ClearBridge Fundamental Value Fund, Legg Mason ClearBridge Mid Cap Core Fund, Legg Mason ClearBridge Small Cap Growth I Fund, BlackRock Small/Mid-Cap Growth Fund, Thornburg International Value Fund, Thornburg Value Fund, Thornburg Core Growth Fund, T. Rowe Price Growth Stock Fund, T. Rowe Price Equity-Income, T. Rowe Price Retirement 2010 Fund,
    T. Rowe Price Retirement 2020 Fund, T. Rowe Price Retirement 2030 Fund, T. Rowe Price Retirement 2040 Fund, T. Rowe Price Retirement 2050 Fund, T. Rowe Price Retirement Income Fund, UBS Global Allocation Fund, Victory Diversified Stock Fund, Victory Special Value Fund, Victory Small Company Opportunity Fund, Victory Established Value Fund, Van Kampen Small Cap Growth Fund, Van Kampen Comstock Fund, Van Kampen Enterprise Fund, Van Kampen Equity Growth Fund, Van Kampen Equity and Income Fund, Van Kampen Growth and Income Fund, Van Kampen Mid Cap Growth Fund, Van Kampen U.S. Mortgage Fund, Van Kampen Real Estate Securities Fund, Van Kampen Capital Growth Fund, Van Kampen Small Cap Value Fund, Van Kampen American Value Fund, Van Kampen Global Franchise Fund, Seligman Communications and Information Fund, Seligman Global Technology Fund, Legg Mason ClearBridge Small Cap Value Fund, Growth Strategy Fund, and Moderate Strategy Fund.

       * These funds were liquidated during 2009, as a result, are not presented in the statements of assets and liabilities.

2.     SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America:

       a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the last in, first out method. Dividend and net realized gain on distributions income is accrued as of the ex-dividend date. Net realized gain on distributions income represents dividends from the Funds, which are characterized as capital gains under tax regulations.

       b) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

       c) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

       d) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is fair value measurements. Actual results could vary from the amounts derived from management's estimates.

       e) SUBSEQUENT EVENTS -- Management has evaluated events subsequent to December 31, 2009 and through the Account's financial statement issuance date of February 23, 2010, noting there are no subsequent events requiring disclosure. Management has not evaluated subsequent

-------------------------------------------------------------------------------

       events after that date for presentation in these financial statements.

       f) MORTALITY RISK -- Net assets allocated to contracts in the annuity period are computed according to the 1983a Individual Annuitant Mortality Table and the Annuity 2000 Table. The Mortality Risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

       g) FAIR VALUE MEASUREMENTS -- The Account's investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the closing net asset value as determined by the appropriate Fund, which in turn value their investment securities at fair value, as of December 31, 2009.

       For financial instruments that are carried at fair value a hierarchy is used to place the instruments into three broad levels (Level 1, 2 or 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

       LEVEL 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open ended management investment companies ("mutual funds").

       LEVEL 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

       LEVEL 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs as there is no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

       In certain cases, the inputs used to measure fair value fall into different levels of fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

       As of December 31, 2009, the Account invests in mutual funds which are carried at fair value and represent Level 1 investments under the Fair Value hierarchy levels. There were no Level 2 or Level 3 investments in the Account.

       h) ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- Management has continued to evaluate the application of ASC 740-10 to the Account to determine whether or not there are uncertain tax positions that require financial statement recognition. Based on this review, the Account has determined no reserves for uncertain tax positions were required to have been recorded as a result of the adoption of ASC 740-10. The Account is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The 2007 through 2009 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

3.     ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    Certain amounts are deducted from the contracts, as described below:

       a) MORTALITY AND EXPENSE RISK CHARGES -- The Company, as issuer of variable annuity contracts, provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of up to 1.25% of the Account's average daily net assets.

       b) TAX EXPENSE CHARGE -- If applicable, the Company will make deductions at a maximum rate of 3.5% of the contract's value to meet premium tax requirements. An additional tax charge based on a percentage of the contract's value may be assessed on partial withdrawals or surrenders. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

       c) ANNUAL MAINTENANCE FEE -- An annual maintenance fee in the amount of $30 may be charged against from the contract's value each contract year. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

4.     PURCHASES AND SALES OF INVESTMENTS:

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

                                                     PURCHASES       PROCEEDS
SUB-ACCOUNT                                           AT COST       FROM SALES
--------------------------------------------------------------------------------
American Century VP Equity Income Fund                 $1,835,916     $1,407,003
American Century VP Ultra(R) Fund                           4,463          6,596
American Century VP Balanced Fund                           2,644          2,234
American Century VP International Fund                        266          3,545
American Century VP Small Cap Value Fund                    4,368          3,480
American Century VP Large Company Value Fund               10,540            462
American Century VP Vista(SM) Fund                        296,270         75,414
American Century VP Inflation-Adjusted Bond Fund           46,704            726
American Century VP Equity Growth Fund                     20,993          7,483
American Century VP Income & Growth Fund                   36,646         98,045
American Century VP Ultra Fund                             27,496        215,823
American Century VP Value Fund                             91,384        555,397
AIM V.I. Small Cap Equity Fund                                 25         22,237
AIM V.I. Financial Services Fund                            1,588              6
AIM Basic Value Fund                                      296,610        174,223
AIM European Growth Fund                                  164,548         32,666
AIM International Growth Fund                             186,273         66,450
AIM Mid Cap Core Equity Fund                               65,961         37,601
AIM Small Cap Growth Fund                                 171,123        161,943
AIM Real Estate Fund                                      755,916        272,131
AIM Small Cap Equity Fund                                 139,535          5,757
AIM Capital Development Fund                                8,759             44
Domini Social Equity Fund                                     656             33
AllianceBernstein VPS Balanced Shares Portfolio            28,079         87,386
AllianceBernstein VPS Growth and Income
 Portfolio                                                 14,671          4,551
AllianceBernstein VPS International Growth
 Portfolio                                                156,268         83,446
AllianceBernstein VPS International Value
 Portfolio                                                724,794        277,958
AllianceBernstein VPS Global Value Portfolio               30,147         11,291
AllianceBernstein Growth Fund                              22,661             99
AllianceBernstein VPS Small/Mid-Cap Growth
 Portfolio                                                 15,166            579
AllianceBernstein VPS Small-Mid Cap Value
 Portfolio                                                 57,080          2,202
AllianceBernstein Value Fund                                9,093         12,407
AllianceBernstein 2015 Retirement Strategy                  1,022             34
AllianceBernstein 2025 Retirement Strategy                    245              4
AllianceBernstein 2035 Retirement Strategy                  3,578             26
AllianceBernstein 2045 Retriement Strategy                  1,467             17
AllianceBernstein 2020 Retirement Strategy                  9,713             22
AllianceBernstein 2030 Retirement Strategy                  4,869             36
AllianceBernstein 2040 Retirement Strategy                  9,312             16
American Funds AMCAP Fund                                 381,572         22,435
American Funds American Balanced Fund                   2,451,666        114,626
American Funds Capital Income Builder Fund              5,581,316        502,138
American Funds EuroPacific Growth Fund                  5,854,366        711,963
American Funds Fundamental Investors Fund               3,290,355        138,280
American Funds New Perspective Fund                     1,220,305         83,951

-------------------------------------------------------------------------------

                                                     PURCHASES       PROCEEDS
SUB-ACCOUNT                                           AT COST       FROM SALES
--------------------------------------------------------------------------------
American Funds The Bond Fund of America                $3,021,903       $445,794
American Funds The Growth Fund of America Fund         12,173,461      1,337,822
American Funds The Income Fund of America               2,458,030        182,908
American Funds The Investment Company of America        2,051,762        149,344
American Funds The New Economy Fund                       245,838         37,048
American Funds Washington Mutual Investors                913,761         80,015
American Funds American Mutual Fund                       498,386         60,643
American Funds Capital World Growth & Income
 Fund                                                   3,868,104        838,450
American Funds SMALLCAP World Fund                        202,814         23,019
Ariel Appreciation Fund                                    53,150          3,465
Ariel Fund                                                 28,688          3,379
Artisan Mid Cap Value Fund                                101,977        177,812
LifePath 2020 Portfolio                                 4,385,892        653,405
LifePath 2030 Portfolio                                 3,038,383        579,102
LifePath 2040 Portfolio                                 2,396,430        377,195
LifePath Retirement Portfolio                           4,409,393      3,299,225
Baron Small Cap Fund                                       26,336         27,757
BlackRock Equity Dividend Fund                             95,107          1,717
BlackRock Government Income Fund                          109,135         43,418
BlackRock Mid Cap Value Portfolio                             172              2
Calvert Social Balanced Portfolio                           9,857         14,914
Calvert Social Investment Fund Equity Portfolio         1,089,728         57,208
Calvert Large Cap Growth Fund                              43,123         50,576
Calvert Social Investment Bond Fund                       714,136         41,463
Calvert Income Fund                                       464,212          5,343
Columbia Contrarian Core Fund                              95,927            812
Columbia Marsico 21st Century Fund                          4,210             47
Columbia Small Cap Value I Fund                            17,069            180
Columbia Marsico International Opportunities VS
 Fund                                                      10,996         35,210
Columbia Mid Cap Value Fund                               291,196          5,866
Columbia Acorn Fund                                        14,736             31
Columbia Marsico Growth VS Fund                           164,828         48,743
CRM Mid Cap Value Fund                                     42,428         36,449
Davis Financial Fund                                       13,471          2,030
Davis New York Venture Fund                             3,099,652        739,940
Davis Opportunity Fund                                     58,148         16,008
Dreyfus Bond Market Index Fund                            493,637          3,381
Dreyfus Lifetime Growth and Income Portfolio               82,023         91,110
Dreyfus Lifetime Growth Portfolio                             133        134,246
Dreyfus Lifetime Income Portfolio                              31        149,734
Dreyfus VIF Appreciation Portfolio                             23              2
Dreyfus MidCap Index Fund                                 449,758         10,193
Dreyfus SmallCap Stock Index Fund                         251,645         40,436
Dreyfus Small Cap Value Fund                                2,516             37
Dreyfus VIF Growth and Income Portfolio                        --             --
Dreyfus VIF Quality Bond Portfolio                        238,820        302,967
The Dreyfus Socially Responsible Growth Fund,
 Inc.                                                       4,999              5
Dreyfus S&P 500 Index Fund                                912,718         69,167

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                     PURCHASES       PROCEEDS
SUB-ACCOUNT                                           AT COST       FROM SALES
--------------------------------------------------------------------------------
Dreyfus Intermediate Term Income Fund                    $292,272       $254,161
Eaton Vance Large-Cap Value Fund                        2,403,276        176,447
Eaton Vance Dividend Builder Fund                         327,042        112,198
Eaton Vance Worldwide Health Sciences Fund                 87,358          2,141
Eaton Vance Income Fund of Boston                         229,658         57,543
Evergreen Asset Allocation Fund                            65,861            956
Evergreen Core Bond Fund                                   40,109         16,736
Evergreen International Equity Fund                        20,580            488
Evergreen Emerging Markets Growth Fund                     21,210            633
Evergreen Utility & Telecommunications Fund                 7,394            129
Alger Capital Appreciation Institutional
 Portfolio                                                233,723         58,179
Alger MidCap Growth Institutional Fund                    618,034        156,166
Alger SmallCap Growth Institutional Fund                   47,355          4,170
Fidelity Advisor Equity Growth Fund                        41,268         12,145
Fidelity Advisor Value Strategies Fund                    190,323         46,162
Fidelity Advisor Leveraged Company Stock fund             805,538         31,516
Fidelity Advisor Dynamic Cap Appreciation Fund              2,897             20
Federated Capital Appreciation Fund                           565            111
Federated Equity Income Fund, Inc                          18,059            113
Federated Fund for U.S. Government Securities
 Fund                                                     264,263         96,910
Federated Mid Cap Growth Strategies Fund                   18,790         12,723
Federated High Income Bond Fund                             7,174            417
Federated Kaufman Fund                                  1,360,071        112,133
Federated Short-Term Income Fund                          558,491        190,432
Federated Total Return Bond Fund                          212,041         39,463
Federated Clover Value Fund                                   299            421
Federated International Leaders Fund                        1,195            706
Fidelity VIP Growth Opportunities Portfolio               135,657        173,848
Fidelity VIP Overseas Portfolio                            10,091          2,558
Fidelity VIP Value Strategies Portfolio                    56,505          4,144
Fidelity VIP Balanced Portfolio                           146,098         22,608
Fidelity VIP Growth & Income Portfolio                      1,447          9,343
Templeton Developing Markets Trust                        304,743         76,654
Franklin High Income Fund                                  92,860         14,143
Franklin Strategic Income Fund                            777,668          3,990
Templeton Global Bond Fund                                605,121         13,389
Franklin U.S. Government Securities Fund                  880,705         57,342
Franklin Small Cap Value Fund                             591,410        328,523
Mutual Discovery Fund                                   2,704,289        167,388
Templeton Growth Fund                                   1,314,693        287,706
Franklin Income Fund                                    2,714,853        316,272
Franklin Growth Fund                                      320,081         14,015
Franklin Total Return Fund                                 85,997            366
Franklin Balance Sheet Investment Fund                    575,853        418,859
Mutual Beacon Fund                                        559,429        409,504

-------------------------------------------------------------------------------

                                                    PURCHASES        PROCEEDS
SUB-ACCOUNT                                          AT COST        FROM SALES
--------------------------------------------------------------------------------
Franklin Mutual Shares Fund                             $839,426        $401,691
Franklin Small-Mid Cap Growth Fund                       415,279         533,656
Franklin Templeton Conservative Target                 1,022,407          49,421
Franklin Templeton Growth Target Fund                  1,258,508         162,443
Franklin Templeton Moderate Target Fund                1,783,988         208,618
Templeton Foreign Fund                                 1,210,458         942,588
Franklin Small-Mid Cap Growth Securities Fund                  2             117
GE Premier Growth Equity Fund                             28,222           2,402
Goldman Sachs Balanced Fund                               52,738           1,164
Goldman Sachs Capital Growth Fund                          1,953             118
Goldman Sachs Core Fixed Income Fund                      26,127           1,349
Goldman Sachs Structured U.S. Equity Fund                    171              18
Goldman Sachs Government Income Fund                   1,587,292         257,086
Goldman Sachs Growth & Income Fund                       219,288          43,163
Goldman Sachs Growth Opportunities Fund                  112,010          27,394
Goldman Sachs Concentrated International Equity
 Fund                                                      1,348              44
Goldman Sachs Mid Cap Value Fund                         804,411         578,630
Goldman Sachs Small Cap Value Fund                     1,081,802         124,689
Goldman Sachs Strategic Growth Fund                        2,710              34
Goldman Sachs High Yield Fund                            382,458         128,960
Goldman Sachs Large Cap Value Fund                        60,223           1,266
Goldman Sachs Small/Mid Cap Growth Fund                  150,434           1,416
John Hancock Small Cap Equity Fund                       379,213         447,649
Hartford Advisers HLS Fund                               589,491       1,098,114
Hartford Total Return Bond HLS Fund                    5,116,707       3,528,631
Hartford Capital Appreciation HLS Fund                 3,043,593       4,354,427
Hartford Dividend and Growth HLS Fund                  2,354,198       1,807,390
Hartford Global Advisers HLS Fund                         11,019          73,629
Hartford Global Equity HLS Fund                          108,370          81,745
Hartford Global Health HLS Fund                          306,599         266,904
Hartford Global Growth HLS Fund                           24,531           7,045
Hartford Disciplined Equity HLS Fund                       1,356             161
Hartford Growth HLS Fund                                 118,174          29,809
Hartford Growth Opportunities HLS Fund                   932,681         248,279
Hartford Index HLS Fund                                1,803,339       1,640,205
Hartford International Growth HLS Fund                    69,811          31,420
Hartford International Opportunities HLS Fund            558,888         730,382
Hartford MidCap HLS Fund                               1,061,081       1,066,353
Hartford Money Market HLS Fund                         6,140,923       4,827,348
Hartford Small Company HLS Fund                          625,887         290,476
Hartford SmallCap Growth HLS Fund                         59,875          26,731
Hartford Stock HLS Fund                                  880,089         602,144
Hartford U.S. Government Securities HLS Fund             483,345       2,312,482
Hartford Value Opportunities HLS Fund                    389,013         142,015
The Hartford Target Retirement 2010 Fund                 439,312           1,321
The Hartford Target Retirement 2020 Fund                 616,874          18,282
The Hartford Target Retirement 2030 Fund                 496,592          11,389
The Hartford Dividend and Growth Fund                     38,023           4,127

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                    PURCHASES        PROCEEDS
SUB-ACCOUNT                                          AT COST        FROM SALES
--------------------------------------------------------------------------------
The Hartford Small Company Fund                          $40,779            $340
The Hartford Total Return Bond Fund                      164,272          87,387
Hartford Global Health Fund                                   70               2
The Hartford Growth Opportunities Fund                     8,614               8
The Hartford Equity Growth Allocation Fund               169,543           5,016
The Hartford Balanced Allocation Fund                    721,998           4,840
The Hartford Conservative Allocation Fund                464,338           3,152
The Hartford Capital Appreciation Fund                 2,525,642         140,485
The Hartford Growth Allocation Fund                      456,498           6,935
Hartford Money Market                                    544,395          15,706
Hartford Inflation Plus Fund                              74,568              58
The Hartford Target Retirement 2015 Fund                  39,495             109
The Hartford Target Retirement 2025 Fund                   5,650              46
The Hartford Taget Retirement 2035 Fund                   34,407              91
The Hartford Target Retirement 2040 Fund                  28,183           7,165
The Hartford Target Retirement 2045 Fund                   1,415               9
The Hartford Target Retirement 2050 Fund                   5,146               9
Hotchkis and Wiley Large Cap Value Fund                  122,799          84,263
AIM V.I. Technology Fund                                  24,351           2,723
AIM Financial Services Fund                              202,166         102,279
AIM Leisure Fund                                          62,860          92,286
AIM Technology Fund                                      205,796          94,487
Ivy Global Natural Resources Fund                        532,002          78,775
Ivy Large Cap Growth Fund                                206,397           1,716
Ivy Science & Technology Fund                             41,023           7,076
Ivy Asset Strategy Fund                                   15,567             835
Janus Aspen Forty Portfolio                              284,147         291,503
Janus Aspen Worldwide Portfolio                           33,505          72,526
Janus Aspen Enterprise Portfolio                           5,017          18,317
Janus Aspen Balanced Portfolio                           475,357         408,312
Janus Aspen Overseas Portfolio                           158,944          50,375
Janus Balanced Fund                                          984               2
Janus Flexible Bond Fund                                  22,104          10,396
Janus Adviser Forty Fund                               1,912,085         798,396
Janus Worldwide Fund                                     253,686         237,980
Janus Mid Cap Value Fund                                      50               2
Janus Enterprise fund                                    399,053         160,097
Janus Overseas Fund                                    6,230,496       5,162,719
Jennison Mid-Cap Growth Fund, Inc.                        61,466             794
Jennison 20/20 Focus Fund                                    384              12
JPMorgan Core Bond Fund                                   13,668              26
JPMorgan Small Cap Equity Fund                            84,989             299
JPMorgan Small Cap Growth Fund                            38,044              45
JPMorgan U.S. Real Estate Fund                             2,382               4
Keeley Small Cap Value Fund                              373,230         226,222
Loomis Sayles Bond Fund                                       35               1
Lord Abbett Affiliated Fund                              287,892         110,371
Lord Abbett Fundamental Equity Fund                      434,092          77,279

-------------------------------------------------------------------------------

                                                    PURCHASES        PROCEEDS
SUB-ACCOUNT                                          AT COST        FROM SALES
--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Fund                         $556,585         $71,458
Lord Abbett Growth Opportunities Fund                     65,735             770
Lord Abbett Classic Stock Fund                            54,235           1,967
Lord Abbett Capital Structure Fund                        86,792          10,504
Lord Abbett Total Return Fund                            234,659          61,242
Lord Abbett Small Cap Blend Fund                       1,246,963         295,687
Lord Abbett Developing Growth Fund, Inc.                  55,088             357
Lord Abbett International Core Equity Fund               104,763             753
Legg Mason Capital Management Value Trust,
 Inc.                                                     36,433          35,990
Marshall Mid-Cap Value Fund                              136,772          97,693
Massachusetts Investors Growth Stock Fund                576,096         343,963
MFS High Income Fund                                     221,103         204,292
MFS International New Discovery Fund                      60,362          42,549
MFS Mid Cap Growth Fund                                  306,427         253,417
MFS Research International Fund                          179,713          19,450
MFS Total Return Fund                                    280,996           6,013
MFS Utilities Fund                                       970,900         606,298
MFS Value Fund                                         1,021,748         504,170
MFS Research Bond Fund                                    31,838          17,049
MFS Massachusetts Investors Trust Fund                     1,702              14
MFS Core Growth Fund                                         501               2
MFS Core Equity Fund                                      61,372          55,951
MFS Government Securities Fund                         1,208,864          37,731
MFS International Value Fund                              20,474              60
MFS Technology Fund                                        5,698              18
MFS Core Equity Series                                     7,136              80
MFS High Income Series                                    16,335           2,261
MFS Investors Growth Stock Series                          7,026              47
MFS Utilities Series                                      19,673          21,948
BlackRock Global Allocation Fund                       1,361,240         290,665
BlackRock Global Financial Services Fund                  33,824          14,309
BlackRock Large Cap Core Fund                             95,303          65,131
BlackRock Value Opportunities Fund                         3,323             431
BlackRock Small Cap Growth Fund                          156,136          42,955
BlackRock Mid Cap Value Opportunities Fund               213,957           9,033
Munder MidCap Core Growth Fund                           136,069          56,137
Neuberger Berman Socially Responsive Fund                 33,469          11,840
Oakmark International Small Cap Fund                     396,948         158,723
Oppenheimer Capital Appreciation Fund                    234,961         166,936
Oppenheimer Global Fund                                  555,256         814,140
Oppenheimer International Growth Fund                     82,395          32,015
Oppenheimer Main Street Fund                              53,228           2,288
Oppenheimer Strategic Income Fund                         64,157          14,215
Oppenheimer Main Street Small Cap Fund                   295,581         115,921
Oppenheimer Developing Markets Fund                      400,809         345,195
Oppenheimer Equity Fund                                    8,550           4,817
Oppenheimer Capital Income Fund                               88               2
Oppenheimer International Bond Fund                    1,913,264         181,002

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                    PURCHASES        PROCEEDS
SUB-ACCOUNT                                          AT COST        FROM SALES
--------------------------------------------------------------------------------
Oppenheimer Small- & Mid- Cap Value Fund                $150,901         $33,512
Oppenheimer Main Street Opportunity Fund                 135,488          34,799
Oppenheimer Gold & Special Metals Fund                   381,028          59,777
Oppenheimer Real Estate Fund                              71,265          26,306
Putnam Global Equity Fund                                      5           1,992
Putnam High Yield Fund                                 1,810,352         621,098
Putnam International New Opportunities Fund               82,397          11,880
Putnam Small Cap Value Fund                              141,945          74,179
Putnam VT Vista Fund                                      28,232          22,228
Pioneer Emerging Markets Fund                            450,273          33,214
Pioneer Oak Ridge Small Cap Growth Fund                    3,102              18
Allianz NFJ Small Cap Value Fund                         752,412         235,795
Allianz NFJ Dividend Value Fund                          349,350           3,884
Allianz CCM Mid Cap Fund                                  19,193           1,792
PIMCO Total Return                                     5,775,014         392,965
PIMCO Emerging Markets Bond Fund                         415,091          16,601
PIMCO Real Return Fund                                 3,709,992         531,000
Pioneer Fund                                               8,897              49
Pioneer High Yield Fund                                1,115,707         111,017
Pioneer Strategic Income Fund                            688,173         261,051
Pioneer Mid Cap Value Fund                               928,908          52,647
Pioneer Growth Opportunities Fund                        266,256         185,126
Putnam Equity Income Fund                                 32,852             873
Putnam High Yield Advantage Fund                          73,352             668
Putnam International Equity Fund                         414,411         345,558
Putnam Investors Fund                                        322               1
Putnam Vista Fund                                          1,038              89
Putnam International Capital Opportunities
 Fund                                                     92,646             884
Putnam Small Cap Growth Fund                              36,673          10,803
Royce Total Return Fund                                    9,763             791
Royce Value Plus Fund                                    186,310         153,355
Royce Value Fund                                          15,776             110
RiverSource Diversified Equity Income Fund                46,492             396
RiverSource Mid Cap Value Fund                           114,745           5,368
RiverSouce Partners Small Cap Value Fund                   3,724             306
RidgeWorth Small Cap Value Equity Fund                     3,540             471
RidgeWorth Mid-Cap Value Equity Fund                       6,686              42
Legg Mason ClearBridge Small Cap Growth Fund               4,188             463
DWS RREEF Real Estate Securities Fund                      2,449              10
DWS Dreman High Return Equity Fund                       164,555          37,211
DWS Emerging Markets Fixed Income Fund                     5,453              20
SSGA S&P 500 Index Fund                                  212,939         297,288
DWS Growth & Income VIP Portfolio                          1,796           8,956
DWS Global Thematic Fund                                  43,917           7,153
Legg Mason ClearBridge Aggressive Growth Fund             19,216           5,259
Legg Mason Partners ClearBridge Fundamental
 Value Fund                                                  270              10
Legg Mason ClearBridge Mid Cap Core Fund                  26,099             240
Legg Mason ClearBridge Small Cap Growth I Fund            64,092           1,693

-------------------------------------------------------------------------------

                                                    PURCHASES        PROCEEDS
SUB-ACCOUNT                                          AT COST        FROM SALES
--------------------------------------------------------------------------------
BlackRock Small/Mid-Cap Growth Fund                      $62,751         $10,498
Thornburg International Value Fund                     1,262,605         101,123
Thornburg Value Fund                                     187,079          44,512
Thornburg Core Growth Fund                               248,235          69,944
T. Rowe Price Growth Stock Fund                          153,073           1,064
T. Rowe Price Equity-Income                              307,159          70,885
T. Rowe Price Retirement 2010 Fund                       654,912          64,004
T. Rowe Price Retirement 2020 Fund                     2,120,658          35,781
T. Rowe Price Retirement 2030 Fund                     1,518,249          39,860
T. Rowe Price Retirement 2040 Fund                       780,610           7,701
T. Rowe Price Retirement 2050 Fund                       304,931          24,173
T. Rowe Price Retirement Income Fund                      33,917           1,541
UBS Global Allocation Fund                                   596           3,427
Victory Diversified Stock Fund                           251,526          14,560
Victory Special Value Fund                               806,991         117,588
Victory Small Company Opportunity Fund                   340,634           5,559
Victory Established Value Fund                               914              34
Van Kampen Small Cap Growth Fund                         731,282          34,169
Van Kampen Comstock Fund                                 878,109         501,396
Van Kampen Enterprise Fund                                 3,466              39
Van Kampen Equity Growth Fund                             21,374           3,392
Van Kampen Equity and Income Fund                      6,140,573       2,344,438
Van Kampen Growth and Income Fund                        418,729          50,745
Van Kampen Mid Cap Growth Fund                           177,776           3,952
Van Kampen U.S. Mortgage Fund                                192             143
Van Kampen Real Estate Securities Fund                    34,304           7,727
Van Kampen Capital Growth Fund                             2,459              38
Van Kampen Small Cap Value Fund                           28,994             453
Van Kampen American Value Fund                             1,746               9
Van Kampen Global Franchise Fund                           8,711           4,339
Seligman Communications and Information Fund              26,776             333
Seligman Global Technology Fund                           31,794          12,200
Legg Mason Partners ClearBridge Small Cap Value
 Fund                                                     14,013           2,036
Growth Strategy Fund                                         765               5
Moderate Strategy Fund                                     4,795              15
                                                 ---------------  --------------
                                                    $197,939,870     $66,744,576
                                                 ===============  ==============

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

5.     CHANGES IN UNITS OUTSTANDING:

    The changes in units outstanding for the year ended December 31, 2009 were as follows:

                                                                UNITS           UNITS           NET INCREASE
SUB-ACCOUNT                                                     ISSUED        REDEEMED           (DECREASE)
---------------------------------------------------------------------------------------------------------------
American Century VP Equity Income Fund                           156,616        106,740              49,876
American Century VP Ultra(R) Fund                                    616            967                (351)
American Century VP Balanced Fund                                     --            212                (212)
American Century VP International Fund                                --            422                (422)
American Century VP Small Cap Value Fund                             372            381                  (9)
American Century VP Large Company Value Fund                       1,414             38               1,376
American Century VP Vista(SM) Fund                                33,678          8,197              25,481
American Century VP Inflation-Adjusted Bond Fund                   4,109             44               4,065
American Century VP Equity Growth Fund                             3,007            857               2,150
American Century VP Income & Growth Fund                           4,260         14,589             (10,329)
American Century VP Ultra Fund                                     3,913         28,413             (24,500)
American Century VP Value Fund                                     4,018         73,279             (69,261)
AIM V.I. Small Cap Equity Fund                                        --          4,750              (4,750)
AIM V.I. Financial Services Fund                                     368             --                 368
AIM Basic Value Fund                                              37,114         22,522              14,592
AIM European Growth Fund                                          25,972          5,379              20,593
AIM International Growth Fund                                     24,727          7,512              17,215
AIM Mid Cap Core Equity Fund                                       7,367          4,059               3,308
AIM Small Cap Growth Fund                                         23,062         19,139               3,923
AIM Real Estate Fund                                              60,265         18,815              41,450
AIM Small Cap Equity Fund                                         19,383            857              18,526
AIM Capital Development Fund                                       1,195              2               1,193
Domini Social Equity Fund                                             85              1                  84
AllianceBernstein VPS Balanced Shares Portfolio                    2,578          8,639              (6,061)
AllianceBernstein VPS Growth and Income Portfolio                  1,870            502               1,368
AllianceBernstein VPS International Growth Portfolio              21,597         11,024              10,573
AllianceBernstein VPS International Value Portfolio               79,240         34,742              44,498
AllianceBernstein VPS Global Value Portfolio                       4,250          2,125               2,125
AllianceBernstein Growth Fund                                      3,282              3               3,279
AllianceBernstein VPS Small/Mid-Cap Growth Portfolio               2,234             46               2,188
AllianceBernstein VPS Small-Mid Cap Value Portfolio                7,668            280               7,388
AllianceBernstein Value Fund                                       2,185          2,164                  21
AllianceBernstein 2015 Retirement Strategy                            65              2                  63
AllianceBernstein 2025 Retirement Strategy                            15             --                  15
AllianceBernstein 2035 Retirement Strategy                           215              1                 214
AllianceBernstein 2045 Retriement Strategy                            88              1                  87
AllianceBernstein 2020 Retirement Strategy                           595              1                 594
AllianceBernstein 2030 Retirement Strategy                           294              2                 292
AllianceBernstein 2040 Retirement Strategy                           559              1                 558
American Funds AMCAP Fund                                         53,222          3,192              50,030
American Funds American Balanced Fund                            304,057         20,740             283,317
American Funds Capital Income Builder Fund                       677,371         91,808             585,563
American Funds EuroPacific Growth Fund                           457,201         57,681             399,520
American Funds Fundamental Investors Fund                        451,252         26,420             424,832
American Funds New Perspective Fund                              150,896         12,310             138,586

-------------------------------------------------------------------------------

                                                                UNITS           UNITS           NET INCREASE
SUB-ACCOUNT                                                     ISSUED        REDEEMED           (DECREASE)
---------------------------------------------------------------------------------------------------------------
American Funds The Bond Fund of America                          318,008         56,002             262,006
American Funds The Growth Fund of America Fund                 1,380,593        181,131           1,199,462
American Funds The Income Fund of America                        308,187         31,822             276,365
American Funds The Investment Company of America                 285,790         25,583             260,207
American Funds The New Economy Fund                               31,098          5,497              25,601
American Funds Washington Mutual Investors                       134,396         15,135             119,261
American Funds American Mutual Fund                               66,061          7,889              58,172
American Funds Capital World Growth & Income Fund                376,932         91,124             285,808
American Funds SMALLCAP World Fund                                28,837          2,959              25,878
Ariel Appreciation Fund                                            5,340            418               4,922
Ariel Fund                                                         3,442            369               3,073
Artisan Mid Cap Value Fund                                        10,171         18,168              (7,997)
LifePath 2020 Portfolio                                          535,361         85,475             449,886
LifePath 2030 Portfolio                                          394,661         73,631             321,030
LifePath 2040 Portfolio                                          318,037         48,080             269,957
LifePath Retirement Portfolio                                    447,134        328,420             118,714
Baron Small Cap Fund                                               2,806          2,981                (175)
BlackRock Equity Dividend Fund                                     6,493            103               6,390
BlackRock Government Income Fund                                   9,684          4,186               5,498
BlackRock Mid Cap Value Portfolio                                     10             --                  10
Calvert Social Balanced Portfolio                                    635          1,970              (1,335)
Calvert Social Investment Fund Equity Portfolio                  122,235          7,167             115,068
Calvert Large Cap Growth Fund                                      5,993          6,173                (180)
Calvert Social Investment Bond Fund                               67,031          4,495              62,536
Calvert Income Fund                                               49,314            699              48,615
Columbia Contrarian Core Fund                                      5,725             44               5,681
Columbia Marsico 21st Century Fund                                   251              3                 248
Columbia Small Cap Value I Fund                                      970              9                 961
Columbia Marsico International Opportunities VS Fund               1,506          4,370              (2,864)
Columbia Mid Cap Value Fund                                       55,817          1,350              54,467
Columbia Acorn Fund                                                  833              1                 832
Columbia Marsico Growth VS Fund                                   23,030          5,982              17,048
CRM Mid Cap Value Fund                                             4,581          3,560               1,021
Davis Financial Fund                                               2,305            347               1,958
Davis New York Venture Fund                                      249,127         72,314             176,813
Davis Opportunity Fund                                             9,242          2,403               6,839
Dreyfus Bond Market Index Fund                                    46,938            466              46,472
Dreyfus Lifetime Growth and Income Portfolio                       7,542          8,860              (1,318)
Dreyfus VIF Appreciation Portfolio                                    --             --                  --
Dreyfus MidCap Index Fund                                         54,027          1,096              52,931
Dreyfus SmallCap Stock Index Fund                                 32,797          4,896              27,901
Dreyfus Small Cap Value Fund                                         365              1                 364
Dreyfus VIF Growth and Income Portfolio                               --             --                  --
Dreyfus VIF Quality Bond Portfolio                                20,597         28,136              (7,539)
The Dreyfus Socially Responsible Growth Fund, Inc.                   532             --                 532
Dreyfus S&P 500 Index Fund                                       134,066         10,576             123,490
Dreyfus Intermediate Term Income Fund                             26,371         27,060                (689)
Eaton Vance Large-Cap Value Fund                                 364,917         30,573             334,344

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                UNITS           UNITS           NET INCREASE
SUB-ACCOUNT                                                     ISSUED        REDEEMED           (DECREASE)
---------------------------------------------------------------------------------------------------------------
Eaton Vance Dividend Builder Fund                                 47,244         13,119              34,125
Eaton Vance Worldwide Health Sciences Fund                         8,763            168               8,595
Eaton Vance Income Fund of Boston                                 20,565          6,405              14,160
Evergreen Asset Allocation Fund                                    6,601            381               6,220
Evergreen Core Bond Fund                                           4,800          1,845               2,955
Evergreen International Equity Fund                                3,100              3               3,097
Evergreen Emerging Markets Growth Fund                             1,110             32               1,078
Evergreen Utility & Telecommunications Fund                          557              9                 548
Alger Capital Appreciation Institutional Portfolio                25,103          6,502              18,601
Alger MidCap Growth Institutional Fund                           102,348         26,213              76,135
Alger SmallCap Growth Institutional Fund                           6,944            695               6,249
Fidelity Advisor Equity Growth Fund                                6,726          1,611               5,115
Fidelity Advisor Value Strategies Fund                            19,853          4,751              15,102
Fidelity Advisor Leveraged Company Stock fund                    138,044          6,324             131,720
Fidelity Advisor Dynamic Cap Appreciation Fund                       418              2                 416
Federated Capital Appreciation Fund                                   63             11                  52
Federated Equity Income Fund, Inc                                  2,147              2               2,145
Federated Fund for U.S. Government Securities Fund                22,812          8,438              14,374
Federated Mid Cap Growth Strategies Fund                           2,527          1,471               1,056
Federated High Income Bond Fund                                      548             20                 528
Federated Kaufman Fund                                           186,400         19,584             166,816
Federated Short-Term Income Fund                                  45,804         15,746              30,058
Federated Total Return Bond Fund                                  17,480          3,296              14,184
Federated Clover Value Fund                                           30             52                 (22)
Federated International Leaders Fund                                 139             78                  61
Fidelity VIP Growth Opportunities Portfolio                       23,153         27,907              (4,754)
Fidelity VIP Overseas Portfolio                                    1,357            272               1,085
Fidelity VIP Value Strategies Portfolio                            7,242            483               6,759
Fidelity VIP Balanced Portfolio                                   16,381          2,800              13,581
Fidelity VIP Growth & Income Portfolio                               213          1,149                (936)
Templeton Developing Markets Trust                                34,360         10,405              23,955
Franklin High Income Fund                                          8,760          1,262               7,498
Franklin Strategic Income Fund                                    72,802          2,713              70,089
Templeton Global Bond Fund                                        45,560          1,349              44,211
Franklin U.S. Government Securities Fund                          74,987          5,449              69,538
Franklin Small Cap Value Fund                                     60,759         31,993              28,766
Mutual Discovery Fund                                            333,241         23,823             309,418
Templeton Growth Fund                                            117,745         30,304              87,441
Franklin Income Fund                                             307,320         41,033             266,287
Franklin Growth Fund                                              41,863          1,469              40,394
Franklin Total Return Fund                                         7,929             10               7,919
Franklin Balance Sheet Investment Fund                            50,788         38,207              12,581
Mutual Beacon Fund                                                74,032         56,857              17,175
Franklin Mutual Shares Fund                                       82,732         39,237              43,495
Franklin Small-Mid Cap Growth Fund                                52,933         76,501             (23,568)
Franklin Templeton Conservative Target                           107,315          5,262             102,053
Franklin Templeton Growth Target Fund                            154,817         19,754             135,063
Franklin Templeton Moderate Target Fund                          189,679         22,910             166,769

-------------------------------------------------------------------------------

                                                                UNITS           UNITS           NET INCREASE
SUB-ACCOUNT                                                     ISSUED        REDEEMED           (DECREASE)
---------------------------------------------------------------------------------------------------------------
Templeton Foreign Fund                                            95,550         66,397              29,153
Franklin Small-Mid Cap Growth Securities Fund                         --             --                  --
GE Premier Growth Equity Fund                                      3,208            289               2,919
Goldman Sachs Balanced Fund                                        5,766             87               5,679
Goldman Sachs Capital Growth Fund                                    263              7                 256
Goldman Sachs Core Fixed Income Fund                               2,483            117               2,366
Goldman Sachs Structured U.S. Equity Fund                             25              3                  22
Goldman Sachs Government Income Fund                             137,206         23,577             113,629
Goldman Sachs Growth & Income Fund                                31,087          6,344              24,743
Goldman Sachs Growth Opportunities Fund                           15,785          3,086              12,699
Goldman Sachs Concentrated International Equity Fund                 208              6                 202
Goldman Sachs Mid Cap Value Fund                                  60,821         41,377              19,444
Goldman Sachs Small Cap Value Fund                               158,806         19,415             139,391
Goldman Sachs Strategic Growth Fund                                  312              3                 309
Goldman Sachs High Yield Fund                                     35,535         12,591              22,944
Goldman Sachs Large Cap Value Fund                                 9,223            164               9,059
Goldman Sachs Small/Mid Cap Growth Fund                            8,969             66               8,903
John Hancock Small Cap Equity Fund                                53,519         52,513               1,006
Hartford Advisers HLS Fund                                        62,045        132,116             (70,071)
Hartford Total Return Bond HLS Fund                              449,843        320,215             129,628
Hartford Capital Appreciation HLS Fund                           260,780        362,470            (101,690)
Hartford Dividend and Growth HLS Fund                            350,029        235,854             114,175
Hartford Global Advisers HLS Fund                                  3,683         18,000             (14,317)
Hartford Global Equity HLS Fund                                   14,772         11,673               3,099
Hartford Global Health HLS Fund                                   25,159         18,619               6,540
Hartford Global Growth HLS Fund                                    4,327          1,018               3,309
Hartford Disciplined Equity HLS Fund                                 172             17                 155
Hartford Growth HLS Fund                                          14,610          3,707              10,903
Hartford Growth Opportunities HLS Fund                           128,341         36,144              92,197
Hartford Index HLS Fund                                          391,647        241,677             149,970
Hartford International Growth HLS Fund                             9,493          4,327               5,166
Hartford International Opportunities HLS Fund                     53,867         73,279             (19,412)
Hartford MidCap HLS Fund                                          84,132         81,585               2,547
Hartford Money Market HLS Fund                                   637,734        475,866             161,868
Hartford Small Company HLS Fund                                  144,983         75,042              69,941
Hartford SmallCap Growth HLS Fund                                  8,911          3,984               4,927
Hartford Stock HLS Fund                                          103,129         78,823              24,306
Hartford U.S. Government Securities HLS Fund                      49,174        232,182            (183,008)
Hartford Value Opportunities HLS Fund                             49,083         16,289              32,794
The Hartford Target Retirement 2010 Fund                          39,816             63              39,753
The Hartford Target Retirement 2020 Fund                          75,609          1,782              73,827
The Hartford Target Retirement 2030 Fund                          65,749          1,214              64,535
The Hartford Dividend and Growth Fund                              2,807            268               2,539
The Hartford Small Company Fund                                    3,386             25               3,361
The Hartford Total Return Bond Fund                               16,320          8,389               7,931
Hartford Global Health Fund                                            8             --                   8
The Hartford Growth Opportunities Fund                             1,031             --               1,031
The Hartford Equity Growth Allocation Fund                        26,000            767              25,233

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                UNITS           UNITS           NET INCREASE
SUB-ACCOUNT                                                     ISSUED        REDEEMED           (DECREASE)
---------------------------------------------------------------------------------------------------------------
The Hartford Balanced Allocation Fund                             93,346            849              92,497
The Hartford Conservative Allocation Fund                         53,550            547              53,003
The Hartford Capital Appreciation Fund                           402,019         29,774             372,245
The Hartford Growth Allocation Fund                               64,585          1,007              63,578
Hartford Money Market                                             54,679          1,477              53,202
Hartford Inflation Plus Fund                                       6,786              3               6,783
The Hartford Target Retirement 2015 Fund                           3,045              6               3,039
The Hartford Target Retirement 2025 Fund                             444              2                 442
The Hartford Taget Retirement 2035 Fund                            2,225              3               2,222
The Hartford Target Retirement 2040 Fund                           1,820            443               1,377
The Hartford Target Retirement 2045 Fund                             102              1                 101
The Hartford Target Retirement 2050 Fund                             322             --                 322
Hotchkis and Wiley Large Cap Value Fund                           15,277         11,048               4,229
AIM V.I. Technology Fund                                           2,823            289               2,534
AIM Financial Services Fund                                       45,662         20,644              25,018
AIM Leisure Fund                                                   6,588          9,517              (2,929)
AIM Technology Fund                                               37,825         15,295              22,530
Ivy Global Natural Resources Fund                                 81,455         12,693              68,762
Ivy Large Cap Growth Fund                                         25,592            203              25,389
Ivy Science & Technology Fund                                      4,464            744               3,720
Ivy Asset Strategy Fund                                            1,302             66               1,236
Janus Aspen Forty Portfolio                                       29,724         31,970              (2,246)
Janus Aspen Worldwide Portfolio                                    4,393         10,055              (5,662)
Janus Aspen Enterprise Portfolio                                     556          2,192              (1,636)
Janus Aspen Balanced Portfolio                                    52,474         47,570               4,904
Janus Aspen Overseas Portfolio                                    12,656          5,477               7,179
Janus Balanced Fund                                                   86             --                  86
Janus Flexible Bond Fund                                           2,066            907               1,159
Janus Adviser Forty Fund                                         184,425         78,433             105,992
Janus Worldwide Fund                                              39,153        109,039             (69,886)
Janus Mid Cap Value Fund                                               4             --                   4
Janus Enterprise Fund                                             45,653         22,584              23,069
Janus Overseas Fund                                              570,592        303,457             267,135
Jennison Mid-Cap Growth Fund, Inc.                                 3,994             47               3,947
Jennison 20/20 Focus Fund                                             22              1                  21
JPMorgan Core Bond Fund                                            1,259              1               1,258
JPMorgan Small Cap Equity Fund                                     5,432             12               5,420
JPMorgan Small Cap Growth Fund                                     2,260              1               2,259
JPMorgan U.S. Real Estate Fund                                       113             --                 113
Keeley Small Cap Value Fund                                       45,667         28,896              16,771
Loomis Sayles Bond Fund                                                2             --                   2
Lord Abbett Affiliated Fund                                       42,249         15,175              27,074
Lord Abbett Fundamental Equity Fund                               44,710          8,201              36,509
Lord Abbett Bond Debenture Fund                                   53,192          8,029              45,163
Lord Abbett Growth Opportunities Fund                              8,049             60               7,989
Lord Abbett Classic Stock Fund                                     7,089            212               6,877
Lord Abbett Capital Structure Fund                                11,438          1,415              10,023

-------------------------------------------------------------------------------

                                                                UNITS           UNITS           NET INCREASE
SUB-ACCOUNT                                                     ISSUED        REDEEMED           (DECREASE)
---------------------------------------------------------------------------------------------------------------
Lord Abbett Total Return Fund                                     21,173          5,594              15,579
Lord Abbett Small Cap Blend Fund                                 177,248         37,885             139,363
Lord Abbett Developing Growth Fund, Inc.                           6,341             29               6,312
Lord Abbett International Core Equity Fund                        13,266             40              13,226
Legg Mason Capital Management Value Trust, Inc.                    4,874          4,932                 (58)
Marshall Mid-Cap Value Fund                                       19,373         12,372               7,001
Massachusetts Investors Growth Stock Fund                         75,254         46,430              28,824
MFS High Income Fund                                              14,560         15,446                (886)
MFS International New Discovery Fund                               4,718          3,534               1,184
MFS Mid Cap Growth Fund                                           62,115         49,772              12,343
MFS Research International Fund                                   26,955          2,658              24,297
MFS Total Return Fund                                             31,796            646              31,150
MFS Utilities Fund                                                79,792         46,349              33,443
MFS Value Fund                                                   122,922         49,568              73,354
MFS Research Bond Fund                                             2,694          1,561               1,133
MFS Massachusetts Investors Trust Fund                               106              1                 105
MFS Core Growth Fund                                                  34             --                  34
MFS Core Equity Fund                                               8,324          7,735                 589
MFS Government Securities Fund                                   111,744          4,202             107,542
MFS International Value Fund                                       1,236              2               1,234
MFS Technology Fund                                                  318              1                 317
MFS Core Equity Series                                               851             --                 851
MFS High Income Series                                             1,753            237               1,516
MFS Investors Growth Stock Series                                    805             --                 805
MFS Utilities Series                                               1,419          2,132                (713)
BlackRock Global Allocation Fund                                 140,289         34,286             106,003
BlackRock Global Financial Services Fund                           6,916          3,149               3,767
BlackRock Large Cap Core Fund                                     15,265         10,005               5,260
BlackRock Value Opportunities Fund                                   537             46                 491
BlackRock Small Cap Growth Fund                                   22,882          5,706              17,176
BlackRock Mid Cap Value Opportunities Fund                        31,658          2,126              29,532
Munder MidCap Core Growth Fund                                    15,055          6,813               8,242
Neuberger Berman Socially Responsive Fund                          3,807          1,456               2,351
Oakmark International Small Cap Fund                              21,134         10,443              10,691
Oppenheimer Capital Appreciation Fund                             29,492         18,896              10,596
Oppenheimer Global Fund                                           46,707         59,439             (12,732)
Oppenheimer International Growth Fund                              8,782          3,234               5,548
Oppenheimer Main Street Fund                                       8,316            292               8,024
Oppenheimer Strategic Income Fund                                  6,262          1,495               4,767
Oppenheimer Main Street Small Cap Fund                            46,134         17,415              28,719
Oppenheimer Developing Markets Fund                               11,107         10,043               1,064
Oppenheimer Equity Fund                                            1,090            507                 583
Oppenheimer Capital Income Fund                                       12             --                  12
Oppenheimer International Bond Fund                              158,688         18,851             139,837
Oppenheimer Small- & Mid- Cap Value Fund                          22,861          5,060              17,801
Oppenheimer Main Street Opportunity Fund                          19,496          5,303              14,193
Oppenheimer Gold & Special Metals Fund                            31,276          5,037              26,239
Oppenheimer Real Estate Fund                                      14,997          4,950              10,047

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                UNITS           UNITS           NET INCREASE
SUB-ACCOUNT                                                     ISSUED        REDEEMED           (DECREASE)
---------------------------------------------------------------------------------------------------------------
Putnam Global Equity Fund                                             --            232                (232)
Putnam High Yield Fund                                           171,079         60,719             110,360
Putnam International New Opportunities Fund                       10,384          1,627               8,757
Putnam Small Cap Value Fund                                       26,398         13,260              13,138
Putnam VT Vista Fund                                               4,238          3,630                 608
Pioneer Emerging Markets Fund                                     67,793          5,620              62,173
Pioneer Oak Ridge Small Cap Growth Fund                              195              1                 194
Allianz NFJ Small Cap Value Fund                                 110,215         39,465              70,750
Allianz NFJ Dividend Value Fund                                   56,231            476              55,755
Allianz CCM Mid Cap Fund                                           2,869            205               2,664
PIMCO Total Return                                               469,315         39,828             429,487
PIMCO Emerging Markets Bond Fund                                  37,795          2,033              35,762
PIMCO Real Return Fund                                           320,380         48,873             271,507
Pioneer Fund                                                         963              4                 959
Pioneer High Yield Fund                                          125,704         14,314             111,390
Pioneer Strategic Income Fund                                     59,867         24,278              35,589
Pioneer Mid Cap Value Fund                                       139,652          8,097             131,555
Pioneer Growth Opportunities Fund                                 31,193         26,206               4,987
Putnam Equity Income Fund                                          4,745             89               4,656
Putnam High Yield Advantage Fund                                   6,667             56               6,611
Putnam International Equity Fund                                  38,036         35,691               2,345
Putnam Investors Fund                                                 48             --                  48
Putnam Vista Fund                                                    162             11                 151
Putnam International Capital Opportunities Fund                   13,218            120              13,098
Putnam Small Cap Growth Fund                                       5,771          1,629               4,142
Royce Total Return Fund                                              597             48                 549
Royce Value Plus Fund                                             20,783         17,165               3,618
Royce Value Fund                                                     926              6                 920
RiverSource Diversified Equity Income Fund                         7,457             35               7,422
RiverSource Mid Cap Value Fund                                    19,455            765              18,690
RiverSouce Partners Small Cap Value Fund                             554             39                 515
RidgeWorth Small Cap Value Equity Fund                               212             29                 183
RidgeWorth Mid-Cap Value Equity Fund                                 368              2                 366
Legg Mason ClearBridge Small Cap Growth Fund                         521             41                 480
DWS RREEF Real Estate Securities Fund                                399             --                 399
DWS Dreman High Return Equity Fund                                26,604          6,853              19,751
DWS Emerging Markets Fixed Income Fund                               401              1                 400
SSGA S&P 500 Index Fund                                           24,711         37,009             (12,298)
DWS Growth & Income VIP Portfolio                                    191          1,357              (1,166)
DWS Global Thematic Fund                                           6,887          1,218               5,669
Legg Mason ClearBridge Aggressive Growth Fund                      2,974            761               2,213
Legg Mason Partners ClearBridge Fundamental Value Fund                35              1                  34
Legg Mason ClearBridge Mid Cap Core Fund                           1,645             14               1,631
Legg Mason ClearBridge Small Cap Growth I Fund                     9,619            181               9,438
BlackRock Small/Mid-Cap Growth Fund                                8,847          1,742               7,105
Thornburg International Value Fund                               157,076         16,072             141,004
Thornburg Value Fund                                              21,133          5,208              15,925
Thornburg Core Growth Fund                                        37,578         10,204              27,374

-------------------------------------------------------------------------------

                                                                UNITS           UNITS           NET INCREASE
SUB-ACCOUNT                                                     ISSUED        REDEEMED           (DECREASE)
---------------------------------------------------------------------------------------------------------------
T. Rowe Price Growth Stock Fund                                   21,303            191              21,112
T. Rowe Price Equity-Income                                       48,177         10,383              37,794
T. Rowe Price Retirement 2010 Fund                                81,634          7,810              73,824
T. Rowe Price Retirement 2020 Fund                               281,540          6,172             275,368
T. Rowe Price Retirement 2030 Fund                               207,677          7,038             200,639
T. Rowe Price Retirement 2040 Fund                               109,876          2,429             107,447
T. Rowe Price Retirement 2050 Fund                                44,482          3,620              40,862
T. Rowe Price Retirement Income Fund                               3,746            241               3,505
UBS Global Allocation Fund                                            78            382                (304)
Victory Diversified Stock Fund                                    25,599          1,636              23,963
Victory Special Value Fund                                       104,708         20,721              83,987
Victory Small Company Opportunity Fund                            41,938            580              41,358
Victory Established Value Fund                                        57              2                  55
Van Kampen Small Cap Growth Fund                                 101,493          6,589              94,904
Van Kampen Comstock Fund                                          93,456         48,780              44,676
Van Kampen Enterprise Fund                                           401              2                 399
Van Kampen Equity Growth Fund                                      2,339            342               1,997
Van Kampen Equity and Income Fund                                544,688        246,916             297,772
Van Kampen Growth and Income Fund                                 60,202          7,262              52,940
Van Kampen Mid Cap Growth Fund                                    21,024            430              20,594
Van Kampen U.S. Mortgage Fund                                         17             13                   4
Van Kampen Real Estate Securities Fund                             5,899          1,134               4,765
Van Kampen Capital Growth Fund                                       341              5                 336
Van Kampen Small Cap Value Fund                                    1,720             22               1,698
Van Kampen American Value Fund                                       106             --                 106
Van Kampen Global Franchise Fund                                     898            516                 382
Seligman Communications and Information Fund                       2,945             30               2,915
Seligman Global Technology Fund                                    4,279          1,318               2,961
Legg Mason Partners ClearBridge Small Cap Value Fund               1,949            243               1,706
Growth Strategy Fund                                                  48             --                  48
Moderate Strategy Fund                                               347              1                 346

The changes in units outstanding for the year ended December 31, 2008 were as follows:

                                                                UNITS            UNITS         NET INCREASE
SUB-ACCOUNT                                                     ISSUED         REDEEMED        (DECREASE)
-------------------------------------------------------------------------------------------------------------------
American Century VP Equity Income Fund                           121,084         131,190               (10,106)
American Century VP Ultra(R) Fund                                  2,939             132                 2,807
American Century VP Balanced Fund                                  5,856             114                 5,742
American Century VP International Fund                             1,870              --                 1,870
American Century VP Small Cap Value Fund                           1,152             690                   462
American Century VP Large Company Value Fund                       2,794             662                 2,132
American Century VP Vista(SM) Fund                                13,788           2,376                11,412
American Century VP Inflation-Adjusted Bond Fund                   1,928             205                 1,723
American Century VP Equity Growth Fund                               113              --                   113
American Century VP Income & Growth Fund                          51,604           8,542                43,062
American Century VP Ultra Fund                                    90,848           9,330                81,518
American Century VP Value Fund                                   195,280          17,853               177,427
AIM V.I. Small Cap Equity Fund                                     6,574              --                 6,574

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                UNITS            UNITS            NET INCREASE
SUB-ACCOUNT                                                     ISSUED         REDEEMED            (DECREASE)
------------------------------------------------------------------------------------------------------------------
AIM V.I. Financial Services Fund                                     148              --                  148
AIM Basic Value Fund                                              35,084          61,778              (26,694)
AIM European Growth Fund                                          15,042           7,601                7,441
AIM International Growth Fund                                      7,945             260                7,685
AIM Mid Cap Core Equity Fund                                       8,553           3,872                4,681
AIM Small Cap Growth Fund                                         24,633          18,535                6,098
AIM Real Estate Fund                                              24,583          15,103                9,480
AIM Small Cap Equity Fund                                          1,720               6                1,714
Domini Social Equity Fund                                             91             103                  (12)
AllianceBernstein VPS Balanced Shares Portfolio                    3,442           2,501                  941
AllianceBernstein VPS Growth and income Portfolio                  4,777             774                4,003
AllianceBernstein VPS International Growth Portfolio              21,405           3,109               18,296
AllianceBernstein VPS International Value Portfolio               61,520          27,613               33,907
AllianceBernstein VPS Global Value Portfolio                       4,852           2,654                2,198
AllianceBernstein VPS Small/Mid-Cap Growth Portfolio               3,132               4                3,128
AllianceBernstein VPS Small-Mid Cap Value Portfolio                  975              --                  975
American Funds AMCAP Fund                                         18,145             815               17,330
American Funds American Balanced Fund                             64,432           8,170               56,262
American Funds Capital Income Builder Fund                       537,703         192,318              345,385
American Funds EuroPacific Growth Fund                           139,278          37,960              101,318
American Funds Fundamental Investors Fund                        182,512          39,982              142,530
American Funds New Perspective Fund                               51,789           2,115               49,674
American Funds The Bond Fund of America                          173,517          54,735              118,782
American Funds The Growth Fund of America Fund                   477,630         145,533              332,097
American Funds The Income Fund of America                        117,578          29,913               87,665
American Funds The Investment Company of America                 132,110          20,110              112,000
American Funds The New Economy Fund                               35,840          23,042               12,798
American Funds Washington Mutual Investors                        49,901           2,533               47,368
American Funds American Mutual Fund                               12,656           1,632               11,024
American Funds Capital World Growth & Income Fund                203,289          76,388              126,901
American Funds SMALLCAP World Fund                                31,498          15,211               16,287
Ariel Appreciation Fund                                            1,841             820                1,021
Ariel Fund                                                           238             216                   22
Artisan Mid Cap Value Fund                                        15,563          19,502               (3,939)
LifePath 2010 Portfolio                                          133,339          67,490               65,849
LifePath 2020 Portfolio                                          196,622          91,578              105,044
LifePath 2030 Portfolio                                          195,355          49,585              145,770
LifePath 2040 Portfolio                                          210,251          40,448              169,803
LifePath Retirement Portfolio                                      5,786             814                4,972
Baron Small Cap Fund                                               4,545           2,382                2,163
BlackRock Government Income Fund                                  12,758           1,079               11,679
Calvert Social Balanced Portfolio                                 39,309           1,601               37,708
Calvert Social Investment Fund Equity Portfolio                   11,470          12,440                 (970)
Calvert Large Cap Growth Fund                                      8,986           3,449                5,537
Calvert Social Investment Bond Fund                                9,519           1,447                8,072
Calvert Income Fund                                                1,990               2                1,988
Columbia Marsico International Opportunities VS Fund               4,411             453                3,958
Columbia Mid Cap Value Fund                                        2,044               3                2,041

-------------------------------------------------------------------------------

                                                                UNITS            UNITS            NET INCREASE
SUB-ACCOUNT                                                     ISSUED         REDEEMED            (DECREASE)
------------------------------------------------------------------------------------------------------------------
Columbia Marsico Growth VS Fund                                   21,474           4,023               17,451
CRM Mid Cap Value Fund                                             5,668           2,643                3,025
Davis Financial Fund                                               2,275              83                2,192
Davis New York Venture Fund                                      104,857          29,359               75,498
Davis Opportunity Fund                                             8,596           2,413                6,183
Dreyfus Bond Market Index Fund                                       295               6                  289
Dreyfus Lifetime Growth and Income Portfolio                      12,783          10,222                2,561
Dreyfus Lifetime Growth Portfolio                                  6,661           9,594               (2,933)
Dreyfus Lifetime Income Portfolio                                  1,732           3,344               (1,612)
Dreyfus VIF Appreciation Portfolio                                    28              --                   28
Dreyfus MidCap Index Fund                                            525              66                  459
Dreyfus SmallCap Stock Index Fund                                  1,790              53                1,737
Dreyfus Small Cap Value Fund                                         334              --                  334
Dreyfus VIF Growth and Income Portfolio                                9              --                    9
Dreyfus VIF Quality Bond Portfolio                                29,876           1,740               28,136
The Dreyfus Socially Responsible Growth Fund, Inc.                   123             123                   --
Dreyfus S&P 500 Index Fund                                           740               6                  734
Dreyfus Intermediate Term Income Fund                            138,928         106,762               32,166
Eaton Vance Large-Cap Value Fund                                  49,619           7,295               42,324
Eaton Vance Dividend Builder Fund                                 27,460             188               27,272
Eaton Vance Worldwide Health Sciences Fund                         1,297               2                1,295
Eaton Vance Income Fund of Boston                                 20,569          10,183               10,386
Evergreen Asset Allocation Fund                                   12,276           3,224                9,052
Evergreen Core Bond Fund                                           3,338               1                3,337
Evergreen International Equity Fund                                5,302             241                5,061
Alger Capital Appreciation Institutional Portfolio                26,902           6,489               20,413
Alger MidCap Growth Institutional Fund                            45,480           5,838               39,642
Alger SmallCap Growth Institutional Fund                             546               1                  545
Fidelity Advisor Equity Growth Fund                                3,584           1,084                2,500
Fidelity Advisor Value Strategies Fund                            10,568           9,604                  964
Fidelity Advisor Leveraged Company Stock fund                      9,199              34                9,165
Federated American Leaders Fund                                       33               1                   32
Federated Capital Appreciation Fund                                   38              --                   38
Federated Fund for U.S. Government Securities Fund                 2,575              14                2,561
Federated Mid Cap Growth Strategies Fund                           2,452               3                2,449
Federated High Income Bond Fund                                    1,876              --                1,876
Federated International Equity Fund                                   18              --                   18
Federated Kaufman Fund                                            55,993           9,335               46,658
Federated Short-Term Income Fund                                  13,378          11,766                1,612
Federated Total Return Bond Fund                                     443               1                  442
Fidelity VIP Growth Opportunities Portfolio                       58,081           7,687               50,394
Fidelity VIP Overseas Portfolio                                    2,976             338                2,638
Fidelity VIP Value Strategies Portfolio                            1,196              --                1,196
Fidelity VIP Balanced Portfolio                                   29,405           9,480               19,925
Fidelity VIP Growth & Income Portfolio                            17,201             637               16,564
Templeton Developing Markets Trust                                44,255           7,099               37,156
Franklin High Income Fund                                          1,467              86                1,381
Franklin Strategic Income Fund                                     2,054              11                2,043

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                UNITS            UNITS            NET INCREASE
SUB-ACCOUNT                                                     ISSUED         REDEEMED            (DECREASE)
------------------------------------------------------------------------------------------------------------------
Templeton Global Bond Fund                                        14,291           5,366                8,925
Franklin U.S. Government Securities Fund                             904              22                  882
Franklin Small Cap Value Fund                                     33,520           9,309               24,211
Mutual Discovery Fund                                            144,949          51,034               93,915
Templeton Growth Fund                                             42,101          25,992               16,109
Franklin Income Fund                                             159,388          65,561               93,827
Franklin Capital Growth Fund                                         113              --                  113
Franklin Growth Fund                                               2,066             442                1,624
Franklin Total Return Fund                                            28              --                   28
Franklin Balance Sheet Investment Fund                            52,668          54,750               (2,082)
Mutual Beacon Fund                                                23,851           9,264               14,587
Franklin Mutual Shares Fund                                      101,399          60,056               41,343
Franklin Small-Mid Cap Growth Fund                                91,489          54,675               36,814
Franklin Templeton Conservative Target                            37,558           2,443               35,115
Franklin Templeton Growth Target Fund                            100,299          14,254               86,045
Franklin Templeton Moderate Target Fund                          133,226          15,510              117,716
Templeton Foreign Fund                                           112,676         106,137                6,539
Franklin Small-Mid Cap Growth Securities Fund                      2,142              --                2,142
GE Premier Growth Equity Fund                                        746             654                   92
Goldman Sachs Balanced Fund                                          318               2                  316
Goldman Sachs Capital Growth Fund                                    563              38                  525
Goldman Sachs Core Fixed Income Fund                                 751               7                  744
Goldman Sachs Structured U.S. Equity Fund                              3              --                    3
Goldman Sachs Government Income Fund                               9,610           1,315                8,295
Goldman Sachs Growth & Income Fund                                92,467          66,521               25,946
Goldman Sachs Growth Opportunities Fund                            1,715              94                1,621
Goldman Sachs Mid Cap Value Fund                                  90,792          40,060               50,732
Goldman Sachs Small Cap Value Fund                                25,628           7,141               18,487
Goldman Sachs High Yield Fund                                     12,552           7,043                5,509
Goldman Sachs Large Cap Value Fund                                   165               3                  162
John Hancock Small Cap Equity Fund                                54,035          45,350                8,685
Hartford Advisers HLS Fund                                       516,153         166,804              349,349
Hartford LargeCap Growth HLS Fund                                  9,030          13,647               (4,617)
Hartford Total Return Bond HLS Fund                              654,219         346,812              307,407
Hartford Capital Appreciation HLS Fund                         1,157,888         416,718              741,170
Hartford Dividend and Growth HLS Fund                            390,371         448,072              (57,701)
Hartford Global Advisers HLS Fund                                 17,882           8,827                9,055
Hartford Global Equity HLS Fund                                   65,365          57,459                7,906
Hartford Global Health HLS Fund                                   26,600          10,865               15,735
Hartford Global Growth HLS Fund                                    1,255             419                  836
Hartford Disciplined Equity HLS Fund                                 111               1                  110
Hartford Growth HLS Fund                                          10,641           2,700                7,941
Hartford Growth Opportunities HLS Fund                            78,984          18,097               60,887
Hartford Index HLS Fund                                          630,838         489,684              141,154
Hartford International Growth HLS Fund                             7,276           2,618                4,658
Hartford International Opportunities HLS Fund                    187,589          34,744              152,845
Hartford MidCap HLS Fund                                         110,172          85,182               24,990
Hartford Money Market HLS Fund                                   877,962         395,390              482,572

-------------------------------------------------------------------------------

                                                                UNITS            UNITS            NET INCREASE
SUB-ACCOUNT                                                     ISSUED         REDEEMED            (DECREASE)
------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund                                  139,859          81,676               58,183
Hartford SmallCap Growth HLS Fund                                  5,336             152                5,184
Hartford Stock HLS Fund                                          441,740         121,522              320,218
Hartford U.S. Government Securities HLS Fund                     580,494         424,383              156,111
Hartford Value Opportunities HLS Fund                             39,331          32,250                7,081
The Hartford Target Retirement 2010 Fund                             448              43                  405
The Hartford Target Retirement 2020 Fund                           2,518             324                2,194
The Hartford Target Retirement 2030 Fund                           2,125              14                2,111
The Hartford Equity Growth Allocation Fund                         1,350              13                1,337
The Hartford Balanced Allocation Fund                              1,633              11                1,622
The Hartford Conservative Allocation Fund                              1              --                    1
The Hartford Capital Appreciation Fund                            20,828              52               20,776
The Hartford Growth Allocation Fund                                1,893              15                1,878
Hotchkis and Wiley Large Cap Value Fund                           16,950           8,733                8,217
AIM V.I. Technology Fund                                           4,743             379                4,364
AIM Financial Services Fund                                       16,648           7,199                9,449
AIM Leisure Fund                                                  11,087          15,434               (4,347)
AIM Technology Fund                                               14,855           9,184                5,671
Ivy Global Natural Resources Fund                                 63,553          20,728               42,825
Ivy Large Cap Growth Fund                                            114               1                  113
Ivy Science & Technology Fund                                        175               1                  174
Janus Aspen Forty Portfolio                                      225,022          35,481              189,541
Janus Aspen Mid Cap Growth Portfolio                               4,216              --                4,216
Janus Aspen International Growth Portfolio                        37,585          12,935               24,650
Janus Aspen Balanced Portfolio                                    24,809           5,211               19,598
Janus Aspen Worldwide Growth Portfolio                            61,071          15,404               45,667
Janus Adviser Flexible Bond Fund                                      32              --                   32
Janus Adviser Forty Fund                                         139,105          38,180              100,925
Janus Adviser International Growth Fund                          105,900          51,671               54,229
Janus Adviser Worldwide Fund                                      23,930          15,698                8,232
Janus Adviser Mid Cap Growth Fund                                  1,279               3                1,276
Keeley Small Cap Value Fund                                       33,729          36,851               (3,122)
Lord Abbett Affiliated Fund                                       20,148             669               19,479
Lord Abbett All Value Fund                                        10,749             113               10,636
Lord Abbett Bond Debenture Fund                                   31,642           5,320               26,322
Lord Abbett Growth Opportunities Fund                                399               2                  397
Lord Abbett Large-Cap Core Fund                                      663             152                  511
Lord Abbett America's Value Fund                                     288               2                  286
Lord Abbett Total Return Fund                                        132              --                  132
Lord Abbett Small Cap Blend Fund                                  59,569          10,433               49,136
Lord Abbett Developing Growth Fund, Inc.                             205               7                  198
Lord Abbett International Core Equity Fund                           957             554                  403
Legg Mason Value Fund                                              8,082          18,487              (10,405)
Marshall Mid-Cap Value Fund                                        4,040             798                3,242
Massachusetts Investors Growth Stock Fund                         40,912          30,613               10,299
MFS High Income Fund                                              16,145          12,186                3,959

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                UNITS            UNITS            NET INCREASE
SUB-ACCOUNT                                                     ISSUED         REDEEMED            (DECREASE)
------------------------------------------------------------------------------------------------------------------
MFS International New Discovery Fund                               5,076           1,295                3,781
MFS Mid Cap Growth Fund                                           15,539           9,660                5,879
MFS Research International Fund                                      111               7                  104
MFS Strategic Value Fund                                             538              27                  511
MFS Total Return Fund                                              4,320             283                4,037
MFS Utilities Fund                                                88,768          38,542               50,226
MFS Value Fund                                                    25,614          18,173                7,441
MFS Research Bond Fund                                             1,241             455                  786
MFS New Endeavor Fund                                                771               2                  769
MFS Core Equity Fund                                               8,179          16,794               (8,615)
MFS Government Securities Fund                                       654               2                  652
MFS Core Equity Series                                             1,044              --                1,044
MFS High Income Series                                             1,800             143                1,657
MFS Investors Growth Stock Series                                    539             120                  419
MFS Utilities Series                                              15,321           2,633               12,688
BlackRock Global Allocation Fund                                 190,980          79,931              111,049
BlackRock Global Financial Services Fund                           6,043           7,171               (1,128)
BlackRock Large Cap Core Fund                                     27,685          20,864                6,821
BlackRock Value Opportunities Fund                                 1,799             208                1,591
BlackRock Small Cap Growth Fund                                    6,047             663                5,384
BlackRock Mid Cap Value Opportunities Fund                         5,549             520                5,029
Munder MidCap Core Growth Fund                                    22,347           4,612               17,735
Neuberger Berman Socially Responsive Fund                          3,581             461                3,120
Oakmark International Small Cap Fund                              19,325          27,109               (7,784)
Oppenheimer Capital Appreciation Fund                             29,386          27,499                1,887
Oppenheimer Global Fund                                           73,866          60,832               13,034
Oppenheimer International Growth Fund                             10,650              42               10,608
Oppenheimer Main Street Fund                                          45              --                   45
Oppenheimer Strategic Income Fund                                  1,711             118                1,593
Oppenheimer Main Street Small Cap Fund                            52,138           7,738               44,400
Oppenheimer Developing Markets Fund                               11,029           6,560                4,469
Oppenheimer Equity Fund                                            6,186               5                6,181
Oppenheimer International Bond Fund                               70,993           6,142               64,851
Oppenheimer Small- & Mid- Cap Value Fund                          24,117          15,428                8,689
Oppenheimer Main Street Opportunity Fund                          26,719           5,020               21,699
Oppenheimer Gold & Special Metals Fund                            17,370           6,019               11,351
Oppenheimer Real Estate Fund                                          58              --                   58
Putnam Global Equity Fund                                          3,120              --                3,120
Putnam High Yield Fund                                           116,425          60,098               56,327
Putnam International New Opportunities Fund                       21,376           7,011               14,365
Putnam Small Cap Value Fund                                       45,099          20,765               24,334
Putnam VT Vista Fund                                              51,107           8,801               42,306
Pioneer Emerging Markets Fund                                      2,484               4                2,480
Allianz NFJ Small Cap Value Fund                                     834               4                  830
Allianz NFJ Dividend Value Fund                                      111              15                   96
Allianz CCM Mid Cap Fund                                           1,193              --                1,193
PIMCO Total Return                                                85,726           7,878               77,848
PIMCO Emerging Markets Bond Fund                                  14,441           1,228               13,213
PIMCO Real Return Fund                                           103,053          44,095               58,958
Pioneer High Yield Fund                                           34,504           3,066               31,438

-------------------------------------------------------------------------------

                                                                UNITS            UNITS            NET INCREASE
SUB-ACCOUNT                                                     ISSUED         REDEEMED            (DECREASE)
------------------------------------------------------------------------------------------------------------------
Pioneer Small Cap Value Fund                                       9,433           3,184                6,249
Pioneer Strategic Income Fund                                     24,560           6,139               18,421
Pioneer Mid Cap Value Fund                                        22,066           2,067               19,999
Putnam Equity Income Fund                                            620             325                  295
Putnam High Yield Advantage Fund                                     366              --                  366
Putnam International Equity Fund                                  32,334          36,394               (4,060)
Putnam Investors Fund                                                 15              --                   15
Putnam Vista Fund                                                    424             283                  141
Putnam International Capital Opportunities Fund                       41              --                   41
Putnam Small Cap Growth Fund                                       3,640             365                3,275
Royce Value Plus Fund                                             27,633          24,853                2,780
RiverSource Diversified Equity Income Fund                           157               1                  156
RiverSource Mid Cap Value Fund                                     1,849               3                1,846
Legg Mason Partners Small Cap Growth Fund                          1,623             185                1,438
DWS Dreman High Return Equity Fund                                15,980           4,732               11,248
SSGA S&P 500 Index Fund                                           30,571          12,671               17,900
DWS Growth & Income VIP Portfolio                                  5,385             229                5,156
DWS Global Thematic Fund                                           7,163           3,112                4,051
Legg Mason Partners Aggressive Growth Fund                         2,841             234                2,607
Legg Mason Partners Fundamental Value Fund                            44              --                   44
Legg Mason Partners Small Cap Growth I Fund                           55               5                   50
BlackRock Small/Mid-Cap Growth Fund                               10,759             155               10,604
Thornburg International Value Fund                                78,206          18,571               59,635
Thornburg Value Fund                                              25,111           1,448               23,663
Thornburg Core Growth Fund                                        53,185          18,578               34,607
T. Rowe Price Growth Stock Fund                                       43               7                   36
T. Rowe Price Retirement 2010 Fund                                15,875               6               15,869
T. Rowe Price Retirement 2020 Fund                                 5,296             225                5,071
T. Rowe Price Retirement 2030 Fund                                 6,899             177                6,722
T. Rowe Price Retirement 2040 Fund                                 2,368               7                2,361
T. Rowe Price Retirement 2050 Fund                                   323               3                  320
T. Rowe Price Retirement Income Fund                              12,178             188               11,990
UBS Global Allocation Fund                                           355              --                  355
Victory Diversified Stock Fund                                    10,766             732               10,034
Victory Special Value Fund                                        51,660          10,224               41,436
Victory Small Company Opportunity Fund                             1,231               1                1,230
Van Kampen Small Cap Growth Fund                                  25,478           4,340               21,138
Van Kampen Comstock Fund                                         117,254          71,845               45,409
Van Kampen Equity Growth Fund                                      2,364             108                2,256
Van Kampen Equity and Income Fund                                329,916         302,401               27,515
Van Kampen Growth and Income Fund                                 17,765           1,863               15,902
Van Kampen Mid Cap Growth Fund                                     9,639           2,065                7,574
Van Kampen U.S. Mortgage Fund                                         58              --                   58
Van Kampen Global Value Equity                                         3              --                    3
Van Kampen Real Estate Securities Fund                             6,107           2,288                3,819
Van Kampen Capital Growth Fund                                        29               1                   28
Seligman Communications and Information Fund                       1,128             382                  746
Seligman Global Technology Fund                                      280               1                  279
Legg Mason Partners Small Cap Value Fund                           1,397               3                1,394

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS:

    The following is a summary of units, unit fair value, contract owners' equity, expense ratios, investment income ratios, and total return showing the minimum and maximum contract charges for each series in each Sub-Account that has outstanding units.

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP EQUITY INCOME FUND
 2009  Lowest contract charges              10,135        $17.28                 $175,082
    Highest contract charges                   107         13.53                    1,444
    Remaining contract charges             436,560            --                6,145,225
 2008  Lowest contract charges               8,195         15.43                  126,468
    Highest contract charges                23,118         12.00                  277,332
    Remaining contract charges             365,613            --                4,929,171
 2007  Lowest contract charges               9,540         19.35                  184,611
    Highest contract charges                19,702         15.23                  300,113
    Remaining contract charges             377,790            --                6,303,225
 2006  Lowest contract charges              11,571         19.08                  220,733
    Highest contract charges                17,112         15.21                  260,216
    Remaining contract charges             381,248            --                6,294,117
 2005  Lowest contract charges               8,235         15.99                  131,697
    Highest contract charges                12,978         12.91                  167,508
    Remaining contract charges             321,824            --                4,537,945
AMERICAN CENTURY VP ULTRA(R) FUND
 2009  Lowest contract charges               2,453          9.11                   22,360
    Highest contract charges                 1,171          8.95                   10,480
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                  69         14.07                      965
    Highest contract charges                 1,605          6.71                   10,776
    Remaining contract charges               2,301            --                   15,662
 2007  Lowest contract charges                   9         24.30                      227
    Highest contract charges                   760         11.70                    8,890
    Remaining contract charges                 399            --                    4,708
 2006  Lowest contract charges                 331          9.81                    3,242
    Highest contract charges                   477          9.75                    4,648
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges               1,204         10.25                   12,340
    Highest contract charges                    14         10.23                      148
    Remaining contract charges                  --            --                       --
AMERICAN CENTURY VP BALANCED FUND
 2009  Lowest contract charges               5,530          9.87                   54,572
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               5,742          8.61                   49,421
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
AMERICAN CENTURY VP EQUITY INCOME FUND
 2009  Lowest contract charges                  --              2.77%             11.95%
    Highest contract charges                  1.24%             3.97%             10.83%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              3.15%            (20.25)%
    Highest contract charges                  1.25%             3.22%            (21.25)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              2.17%              1.43%
    Highest contract charges                  1.25%             2.35%              0.17%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              2.32%             19.30%
    Highest contract charges                  1.25%             2.24%             17.81%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              1.62%              2.20%
    Highest contract charges                  1.24%             2.00%              0.93%
    Remaining contract charges                  --                --                 --
AMERICAN CENTURY VP ULTRA(R) FUND
 2009  Lowest contract charges                0.85%             0.27%             33.90%
    Highest contract charges                  1.25%             0.27%             33.37%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              0.32%            (42.10)%
    Highest contract charges                  1.25%             0.28%            (42.64)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --              (8.82)%
    Highest contract charges                  1.24%               --              20.02%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.85%               --              (4.32)%
    Highest contract charges                  1.26%               --              (4.70)%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.73%               --               3.12%
    Highest contract charges                  0.90%               --               2.94%
    Remaining contract charges                  --                --                 --
AMERICAN CENTURY VP BALANCED FUND
 2009  Lowest contract charges                0.70%             5.29%             14.68%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.70%               --             (20.89)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL FUND
 2009  Lowest contract charges               1,448         $9.51                  $13,776
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               1,870          7.16                   13,395
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AMERICAN CENTURY VP SMALL CAP VALUE
 FUND
 2009  Lowest contract charges                 363         13.99                    5,072
    Highest contract charges                   724         13.30                    9,633
    Remaining contract charges                 710            --                    9,655
 2008  Lowest contract charges                 343         10.13                    3,478
    Highest contract charges                   475          9.72                    4,618
    Remaining contract charges                 988            --                    9,775
 2007  Lowest contract charges                 259         14.07                    3,645
    Highest contract charges                    23         13.62                      317
    Remaining contract charges               1,062            --                   14,671
 2006  Lowest contract charges                 193         14.56                    2,808
    Highest contract charges                    17         14.22                      241
    Remaining contract charges                 815            --                   11,717
 2005  Lowest contract charges                 156         12.57                    1,957
    Highest contract charges                     3         12.49                       36
    Remaining contract charges                  --            --                       --
AMERICAN CENTURY VP LARGE COMPANY
 VALUE FUND
 2009  Lowest contract charges               3,541          8.44                   29,878
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               2,165          7.11                   15,392
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                  33         11.52                      385
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL FUND
 2009  Lowest contract charges                0.70%             2.05%             32.83%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.70%               --             (45.21)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AMERICAN CENTURY VP SMALL CAP VALUE
 FUND
 2009  Lowest contract charges                0.35%             1.74%             38.07%
    Highest contract charges                  1.25%             1.64%             36.83%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.34%             1.43%            (28.01)%
    Highest contract charges                  1.24%             2.38%            (28.65)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.34%             0.84%             (3.36)%
    Highest contract charges                  1.19%             0.80%             (4.22)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.37%             1.03%             14.88%
    Highest contract charges                  1.19%             0.46%             13.85%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.84%             0.84%              1.81%
    Highest contract charges                  0.23%             0.69%              1.62%
    Remaining contract charges                  --                --                 --
AMERICAN CENTURY VP LARGE COMPANY
 VALUE FUND
 2009  Lowest contract charges                1.25%             1.96%             18.66%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.24%             3.01%            (38.31)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.12%             1.89%             (2.43)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VISTA(SM) FUND
 2009  Lowest contract charges                   9        $13.09                     $114
    Highest contract charges                10,647         10.58                  112,603
    Remaining contract charges              29,787            --                  312,962
 2008  Lowest contract charges                 145         11.97                    1,741
    Highest contract charges                 1,662          8.81                   14,640
    Remaining contract charges              13,155            --                  116,875
 2007  Lowest contract charges                 145         23.37                    3,399
    Highest contract charges                    71         17.42                    1,236
    Remaining contract charges               3,334            --                   58,933
 2006  Lowest contract charges               1,652         12.88                   21,283
    Highest contract charges                     3         12.75                       40
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges                  78         11.94                      934
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AMERICAN CENTURY VP INFLATION-ADJUSTED
 BOND FUND
 2009  Lowest contract charges               6,642         11.71                   77,744
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               2,577         10.74                   27,684
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                 854         11.03                    9,414
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AMERICAN CENTURY VP EQUITY GROWTH FUND
 2009  Lowest contract charges               2,269          9.00                   20,414
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                 119          7.61                      907
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                   6         11.83                       69
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AMERICAN CENTURY VP INCOME & GROWTH
 FUND
 2009  Lowest contract charges               1,764          8.27                   14,587
    Highest contract charges                30,969          8.20                  254,003
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               1,764          7.03                   12,407
    Highest contract charges                41,298          6.99                  288,828
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
AMERICAN CENTURY VP VISTA(SM) FUND
 2009  Lowest contract charges                  --                --              21.54%
    Highest contract charges                  1.24%               --              20.03%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --                --             (48.79)%
    Highest contract charges                  1.24%               --             (49.43)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --              38.37%
    Highest contract charges                  1.23%               --              36.65%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.84%               --               7.91%
    Highest contract charges                    --                --               7.48%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.80%               --               5.45%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AMERICAN CENTURY VP INFLATION-ADJUSTED
 BOND FUND
 2009  Lowest contract charges                1.25%             1.88%              8.96%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.24%             5.08%             (2.60)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.23%             3.50%              9.39%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AMERICAN CENTURY VP EQUITY GROWTH FUND
 2009  Lowest contract charges                1.24%             1.27%             18.26%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.22%             1.84%            (35.70)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.28%             4.13%              1.88%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AMERICAN CENTURY VP INCOME & GROWTH
 FUND
 2009  Lowest contract charges                0.45%             4.77%             17.57%
    Highest contract charges                  0.70%             4.88%             17.27%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.45%               --             (31.45)%
    Highest contract charges                  0.70%               --             (35.04)%
    Remaining contract charges                  --                --                 --

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

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA FUND
 2009  Lowest contract charges              57,018         $9.69                 $552,227
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges              81,518          7.25                  591,211
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AMERICAN CENTURY VP VALUE FUND
 2009  Lowest contract charges             108,166          8.74                  945,165
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges             177,427          7.34                1,302,541
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AIM V.I. SMALL CAP EQUITY FUND
 2009  Lowest contract charges               1,824          7.85                   14,325
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               6,574          6.52                   42,875
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AIM V.I. FINANCIAL SERVICES FUND
 2009  Lowest contract charges                 516          4.22                    2,178
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                 148          3.34                      494
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AIM BASIC VALUE FUND
 2009  Lowest contract charges             170,735         10.02                1,711,522
    Highest contract charges                   154          9.34                    1,440
    Remaining contract charges               1,673            --                   11,270
 2008  Lowest contract charges             157,161          6.64                1,043,178
    Highest contract charges                   116          6.24                      723
    Remaining contract charges                 693            --                    3,076
 2007  Lowest contract charges             184,664         13.83                2,554,238
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges             198,766         13.73                2,729,856
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges             165,571         12.18                2,016,411
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
AMERICAN CENTURY VP ULTRA FUND
 2009  Lowest contract charges                0.70%             0.34%             33.54%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.70%               --             (41.89)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AMERICAN CENTURY VP VALUE FUND
 2009  Lowest contract charges                0.70%             5.99%             19.03%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.70%               --             (27.29)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AIM V.I. SMALL CAP EQUITY FUND
 2009  Lowest contract charges                0.71%             0.13%             20.44%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.68%               --             (31.79)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AIM V.I. FINANCIAL SERVICES FUND
 2009  Lowest contract charges                0.73%             6.81%             26.54%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.73%             5.70%            (59.73)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AIM BASIC VALUE FUND
 2009  Lowest contract charges                0.35%             1.84%             51.02%
    Highest contract charges                  1.25%             1.98%             49.67%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             0.21%            (52.01)%
    Highest contract charges                  1.15%             2.75%            (52.44)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%             0.06%              0.71%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             0.09%             12.77%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.35%               --               5.18%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
AIM EUROPEAN GROWTH FUND
 2009  Lowest contract charges              10,816         $7.02                  $75,949
    Highest contract charges                 8,114         10.55                   85,576
    Remaining contract charges              25,017            --                  182,046
 2008  Lowest contract charges               5,699          5.14                   29,284
    Highest contract charges                 1,182          7.79                    9,207
    Remaining contract charges              16,473            --                   87,799
 2007  Lowest contract charges              11,935         10.05                  119,907
    Highest contract charges                 3,978         14.81                   58,902
    Remaining contract charges                  --            --                       --
AIM INTERNATIONAL GROWTH FUND
 2009  Lowest contract charges                 661          8.15                    5,380
    Highest contract charges                10,214         11.40                  116,463
    Remaining contract charges              18,373            --                  148,321
 2008  Lowest contract charges                  37          8.64                      318
    Highest contract charges                11,996          8.56                  102,652
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges               4,348         14.63                   63,607
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AIM MID CAP CORE EQUITY FUND
 2009  Lowest contract charges               2,383          9.77                   23,278
    Highest contract charges                 4,002         11.18                   44,748
    Remaining contract charges               8,224            --                   93,146
 2008  Lowest contract charges               2,152          7.54                   16,231
    Highest contract charges                 2,209          8.70                   19,219
    Remaining contract charges               6,940            --                   60,947
 2007  Lowest contract charges               5,539         10.45                   57,862
    Highest contract charges                 1,053         12.14                   12,784
    Remaining contract charges                  28            --                      344
AIM SMALL CAP GROWTH FUND
 2009  Lowest contract charges               3,304          9.60                   31,708
    Highest contract charges                   327         16.89                    5,528
    Remaining contract charges              49,795            --                  465,760
 2008  Lowest contract charges               4,182          7.14                   29,856
    Highest contract charges                 1,098          6.90                    7,569
    Remaining contract charges              44,223            --                  310,059
 2007  Lowest contract charges               1,342         11.65                   15,641
    Highest contract charges                   499         11.40                    5,689
    Remaining contract charges              41,564            --                  478,387
 2006  Lowest contract charges                 981         10.46                   10,268
    Highest contract charges                   305         10.37                    3,166
    Remaining contract charges              37,989            --                  395,355

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
AIM EUROPEAN GROWTH FUND
 2009  Lowest contract charges                0.35%             1.83%             36.67%
    Highest contract charges                  1.24%             2.66%             35.44%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             2.11%            (46.93)%
    Highest contract charges                  1.27%             3.99%            (47.41)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.30%             5.40%              1.11%
    Highest contract charges                  1.23%             4.59%             12.78%
    Remaining contract charges                  --                --                 --
AIM INTERNATIONAL GROWTH FUND
 2009  Lowest contract charges                0.50%             1.96%             34.26%
    Highest contract charges                  1.25%             1.40%             33.26%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.02%             2.51%            (41.27)%
    Highest contract charges                  1.25%             2.34%            (41.51)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.23%             2.43%             13.16%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AIM MID CAP CORE EQUITY FUND
 2009  Lowest contract charges                0.50%             0.11%             29.51%
    Highest contract charges                  1.25%             0.13%             28.55%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.51%             0.76%            (27.82)%
    Highest contract charges                  1.25%             1.07%            (28.36)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.17%             3.20%              3.45%
    Highest contract charges                  1.23%             2.46%              8.54%
    Remaining contract charges                  --                --                 --
AIM SMALL CAP GROWTH FUND
 2009  Lowest contract charges                  --                --              34.45%
    Highest contract charges                  1.03%               --              68.87%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --                --             (38.75)%
    Highest contract charges                  1.25%               --             (39.51)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --              11.39%
    Highest contract charges                  1.25%               --              10.00%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --                --               3.32%
    Highest contract charges                  0.94%               --               2.41%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
AIM REAL ESTATE FUND
 2009  Lowest contract charges               1,135        $11.77                  $13,361
    Highest contract charges                19,105         19.09                  364,702
    Remaining contract charges              70,514            --                1,197,230
 2008  Lowest contract charges               2,666         14.11                   37,623
    Highest contract charges                11,524         14.90                  171,757
    Remaining contract charges              35,114            --                  536,596
 2007  Lowest contract charges               2,010         22.82                   45,872
    Highest contract charges                 4,924         23.73                  116,847
    Remaining contract charges              32,890            --                  804,062
 2006  Lowest contract charges                  61         33.63                    2,033
    Highest contract charges                   247         28.26                    6,984
    Remaining contract charges              14,847            --                  428,430
 2005  Lowest contract charges               1,121         21.24                   23,816
    Highest contract charges                     5         21.00                      101
    Remaining contract charges                  --            --                       --
AIM SMALL CAP EQUITY FUND
 2009  Lowest contract charges               7,278          7.88                   57,356
    Highest contract charges                 4,322          9.35                   40,394
    Remaining contract charges               8,647            --                   67,513
 2008  Lowest contract charges                  88          6.58                      582
    Highest contract charges                 1,393          7.86                   10,951
    Remaining contract charges                 240            --                    1,564
 2007  Lowest contract charges                   7         11.61                       80
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AIM CAPITAL DEVELOPMENT FUND
 2009  Lowest contract charges                 115          8.17                      938
    Highest contract charges                 1,078          8.10                    8,734
    Remaining contract charges                  --            --                       --
DOMINI SOCIAL EQUITY FUND
 2009  Lowest contract charges                 333          9.43                    3,138
    Highest contract charges                    41          9.27                      379
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                 248          7.02                    1,747
    Highest contract charges                    42          6.92                      287
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                 180         11.39                    2,060
    Highest contract charges                   122         11.28                    1,371
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges                 152         11.33                    1,719
    Highest contract charges                    30         11.26                      343
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
AIM REAL ESTATE FUND
 2009  Lowest contract charges                  --              0.64%             29.69%
    Highest contract charges                  1.25%             2.81%             28.08%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              2.06%            (38.17)%
    Highest contract charges                  1.25%             2.17%            (37.20)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              2.25%            (32.14)%
    Highest contract charges                  1.24%             2.29%            (16.03)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              3.37%             20.58%
    Highest contract charges                  1.24%             2.99%             34.57%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.84%             3.19%              4.60%
    Highest contract charges                  0.54%             3.24%              4.41%
    Remaining contract charges                  --                --                 --
AIM SMALL CAP EQUITY FUND
 2009  Lowest contract charges                0.50%               --              19.75%
    Highest contract charges                  1.25%               --              18.86%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.60%               --             (31.79)%
    Highest contract charges                  1.23%               --             (32.30)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.71%               --               3.61%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AIM CAPITAL DEVELOPMENT FUND
 2009  Lowest contract charges                0.75%               --              40.75%
    Highest contract charges                  1.24%               --              40.05%
    Remaining contract charges                  --                --                 --
DOMINI SOCIAL EQUITY FUND
 2009  Lowest contract charges                0.85%             0.80%             34.41%
    Highest contract charges                  1.21%             0.88%             33.88%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.85%             1.44%            (38.41)%
    Highest contract charges                  1.23%             1.23%            (38.65)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.86%             0.11%              0.60%
    Highest contract charges                  1.23%             0.24%              0.20%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.81%             2.54%             11.63%
    Highest contract charges                  1.16%             1.82%             11.19%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES
 PORTFOLIO
 2009  Lowest contract charges                  --        $13.48                     $ --
    Highest contract charges                 3,682         11.05                   40,683
    Remaining contract charges               3,596            --                   42,335
 2008  Lowest contract charges                 177         11.68                    2,069
    Highest contract charges                 6,123          9.47                   58,009
    Remaining contract charges               7,039            --                   70,899
 2007  Lowest contract charges                 138         16.75                    2,315
    Highest contract charges                 6,589         13.41                   88,347
    Remaining contract charges               5,671            --                   80,201
 2006  Lowest contract charges                  10         17.97                      187
    Highest contract charges                 4,090         13.19                   53,928
    Remaining contract charges               2,959            --                   40,755
 2005  Lowest contract charges               1,276         11.79                   15,051
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
ALLIANCEBERNSTEIN VPS GROWTH AND
 INCOME PORTFOLIO
 2009  Lowest contract charges                 922          8.78                    8,093
    Highest contract charges                 4,458          8.66                   38,590
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                 801          7.32                    5,864
    Highest contract charges                 3,211          7.25                   23,278
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                   9         12.39                      110
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 GROWTH PORTFOLIO
 2009  Lowest contract charges               6,601          7.47                   49,301
    Highest contract charges                15,552         10.15                  157,863
    Remaining contract charges              18,910            --                  172,101
 2008  Lowest contract charges               4,698          5.35                   25,134
    Highest contract charges                14,550          7.34                  106,753
    Remaining contract charges              11,242            --                   81,770
 2007  Lowest contract charges               4,032         10.61                   42,778
    Highest contract charges                 6,878         14.68                  100,974
    Remaining contract charges               1,284            --                   18,968

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES
 PORTFOLIO
 2009  Lowest contract charges                  --              0.90%             16.41%
    Highest contract charges                  1.25%             2.15%             17.64%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              2.54%            (30.27)%
    Highest contract charges                  1.25%             2.41%            (29.34)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              3.97%             (6.79)%
    Highest contract charges                  1.24%             2.33%              1.68%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              3.74%              8.06%
    Highest contract charges                  1.24%             2.30%             11.80%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                1.18%             3.05%              1.32%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
ALLIANCEBERNSTEIN VPS GROWTH AND
 INCOME PORTFOLIO
 2009  Lowest contract charges                0.85%             1.38%             19.91%
    Highest contract charges                  1.25%             1.52%             19.43%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.84%             1.97%            (41.26)%
    Highest contract charges                  1.23%             3.85%            (41.50)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.55%             9.72%              4.20%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 GROWTH PORTFOLIO
 2009  Lowest contract charges                0.35%             3.83%             39.60%
    Highest contract charges                  1.25%             3.29%             38.35%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             1.66%            (49.57)%
    Highest contract charges                  1.25%             1.97%            (50.02)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%             1.18%              6.09%
    Highest contract charges                  1.23%             1.55%             15.68%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 VALUE PORTFOLIO
 2009  Lowest contract charges              16,964        $16.82                 $285,383
    Highest contract charges                40,396          9.57                  386,497
    Remaining contract charges             122,073            --                1,339,377
 2008  Lowest contract charges                 126         12.53                    1,576
    Highest contract charges                25,980          7.22                  187,516
    Remaining contract charges             108,829            --                  905,789
 2007  Lowest contract charges                 108         26.98                    2,914
    Highest contract charges                11,914         15.73                  187,433
    Remaining contract charges              89,006            --                1,613,741
 2006  Lowest contract charges                 232         15.00                    3,478
    Highest contract charges                   921         15.13                   13,932
    Remaining contract charges              27,322            --                  407,124
 2005  Lowest contract charges               1,168         11.17                   13,047
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
ALLIANCEBERNSTEIN VPS GLOBAL VALUE
 PORTFOLIO
 2009  Lowest contract charges               5,129          8.39                   43,003
    Highest contract charges                 1,462          8.49                   12,410
    Remaining contract charges               5,134            --                   44,354
 2008  Lowest contract charges               4,659          6.32                   29,427
    Highest contract charges                 1,134          6.45                    7,314
    Remaining contract charges               3,807            --                   24,907
 2007  Lowest contract charges               4,265         13.34                   56,886
    Highest contract charges                   523         13.74                    7,192
    Remaining contract charges               2,614            --                   36,266
 2006  Lowest contract charges               2,234         13.23                   29,559
    Highest contract charges                   232         13.76                    3,193
    Remaining contract charges               3,168            --                   43,839
 2005  Lowest contract charges                  28         10.98                      308
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
ALLIANCEBERNSTEIN GROWTH FUND
 2009  Lowest contract charges               2,230          7.90                   17,605
    Highest contract charges                 1,049          9.25                    9,699
    Remaining contract charges                  --            --                       --
ALLIANCEBERNSTEIN VPS SMALL/MID-CAP
 GROWTH PORTFOLIO
 2009  Lowest contract charges               3,270          9.09                   29,742
    Highest contract charges                 1,828          8.97                   16,387
    Remaining contract charges                 218            --                    1,686
 2008  Lowest contract charges               2,591          6.24                   16,172
    Highest contract charges                   496          6.18                    3,065
    Remaining contract charges                  41            --                      215

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 VALUE PORTFOLIO
 2009  Lowest contract charges                  --              2.46%             34.22%
    Highest contract charges                  1.25%             1.66%             32.56%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --                --             (53.54)%
    Highest contract charges                  1.25%               --             (54.12)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              2.07%              5.26%
    Highest contract charges                  1.23%             2.77%              3.95%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.33%             6.44%             33.71%
    Highest contract charges                  1.24%            11.30%             32.51%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             7.67%             14.41%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
ALLIANCEBERNSTEIN VPS GLOBAL VALUE
 PORTFOLIO
 2009  Lowest contract charges                0.35%             1.36%             32.74%
    Highest contract charges                  1.25%             1.28%             31.55%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%               --             (52.64)%
    Highest contract charges                  1.25%               --             (53.06)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%             1.01%              0.80%
    Highest contract charges                  1.24%             1.45%             (0.10)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             7.21%             26.44%
    Highest contract charges                  1.24%             3.71%             25.31%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                1.12%             6.04%             10.13%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
ALLIANCEBERNSTEIN GROWTH FUND
 2009  Lowest contract charges                0.49%               --              34.37%
    Highest contract charges                  1.24%               --              33.37%
    Remaining contract charges                  --                --                 --
ALLIANCEBERNSTEIN VPS SMALL/MID-CAP
 GROWTH PORTFOLIO
 2009  Lowest contract charges                0.85%               --              45.72%
    Highest contract charges                  1.24%               --              45.14%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.84%               --             (48.96)%
    Highest contract charges                  1.15%               --             (49.16)%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS SMALL-MID CAP
 VALUE PORTFOLIO
 2009  Lowest contract charges               1,807         $9.16                  $16,547
    Highest contract charges                 5,692          9.04                   51,467
    Remaining contract charges                 864            --                    7,884
 2008  Lowest contract charges                 975          6.46                    6,291
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
ALLIANCEBERNSTEIN VALUE FUND
 2009  Lowest contract charges                   1          5.97                        7
    Highest contract charges                    20          6.08                      124
    Remaining contract charges                  --            --                       --
ALLIANCEBERNSTEIN 2015 RETIREMENT
 STRATEGY
 2009  Lowest contract charges                   5         15.93                       77
    Highest contract charges                     8         15.83                      120
    Remaining contract charges                  50            --                      799
ALLIANCEBERNSTEIN 2025 RETIREMENT
 STRATEGY
 2009  Lowest contract charges                  15         16.73                      244
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
ALLIANCEBERNSTEIN 2035 RETIREMENT
 STRATEGY
 2009  Lowest contract charges                   8         16.83                      128
    Highest contract charges                   153         16.73                    2,559
    Remaining contract charges                  53            --                      886
ALLIANCEBERNSTEIN 2045 RETRIEMENT
 STRATEGY
 2009  Lowest contract charges                  26         16.75                      439
    Highest contract charges                    61         16.72                    1,017
    Remaining contract charges                  --            --                       --
ALLIANCEBERNSTEIN 2020 RETIREMENT
 STRATEGY
 2009  Lowest contract charges                   6         16.39                       90
    Highest contract charges                   539         16.29                    8,780
    Remaining contract charges                  49            --                      821
ALLIANCEBERNSTEIN 2030 RETIREMENT
 STRATEGY
 2009  Lowest contract charges                  22         16.87                      367
    Highest contract charges                   115         16.76                    1,921
    Remaining contract charges                 155            --                    2,595

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
ALLIANCEBERNSTEIN VPS SMALL-MID CAP
 VALUE PORTFOLIO
 2009  Lowest contract charges                0.50%             0.66%             41.10%
    Highest contract charges                  1.24%             0.61%             40.05%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.82%             5.75%            (35.44)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
ALLIANCEBERNSTEIN VALUE FUND
 2009  Lowest contract charges                  --              9.09%             17.82%
    Highest contract charges                  1.27%             0.04%             17.59%
    Remaining contract charges                  --                --                 --
ALLIANCEBERNSTEIN 2015 RETIREMENT
 STRATEGY
 2009  Lowest contract charges                  --                --              59.31%
    Highest contract charges                  0.12%             2.58%             58.33%
    Remaining contract charges                  --                --                 --
ALLIANCEBERNSTEIN 2025 RETIREMENT
 STRATEGY
 2009  Lowest contract charges                0.06%             1.01%             67.27%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
ALLIANCEBERNSTEIN 2035 RETIREMENT
 STRATEGY
 2009  Lowest contract charges                0.02%               --              68.34%
    Highest contract charges                  0.20%             1.25%             67.30%
    Remaining contract charges                  --                --                 --
ALLIANCEBERNSTEIN 2045 RETRIEMENT
 STRATEGY
 2009  Lowest contract charges                0.06%             0.66%             67.48%
    Highest contract charges                  0.09%             1.40%             67.21%
    Remaining contract charges                  --                --                 --
ALLIANCEBERNSTEIN 2020 RETIREMENT
 STRATEGY
 2009  Lowest contract charges                0.01%               --              63.94%
    Highest contract charges                  0.22%             4.87%             62.94%
    Remaining contract charges                  --                --                 --
ALLIANCEBERNSTEIN 2030 RETIREMENT
 STRATEGY
 2009  Lowest contract charges                0.03%               --              68.67%
    Highest contract charges                  0.23%             2.48%             67.63%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN 2040 RETIREMENT
 STRATEGY
 2009  Lowest contract charges                 113        $16.75                   $1,885
    Highest contract charges                   445         16.72                    7,443
    Remaining contract charges                  --            --                       --
AMERICAN FUNDS AMCAP FUND
 2009  Lowest contract charges              11,939          8.47                  101,117
    Highest contract charges                33,020          9.68                  319,565
    Remaining contract charges              24,602            --                  213,009
 2008  Lowest contract charges               2,977          7.14                   21,242
    Highest contract charges                12,826          7.06                   90,583
    Remaining contract charges               3,728            --                   22,666
 2007  Lowest contract charges                  77         11.57                      888
    Highest contract charges                 2,124         11.50                   24,435
    Remaining contract charges                  --            --                       --
AMERICAN FUNDS AMERICAN BALANCED FUND
 2009  Lowest contract charges              17,551          8.88                  155,817
    Highest contract charges               218,100         10.02                2,184,650
    Remaining contract charges             107,776            --                1,006,621
 2008  Lowest contract charges               9,771          7.39                   72,206
    Highest contract charges                32,054          8.40                  269,281
    Remaining contract charges              18,285            --                  152,308
 2007  Lowest contract charges                  68         11.56                      785
    Highest contract charges                 3,780         11.49                   43,419
    Remaining contract charges                  --            --                       --
AMERICAN FUNDS CAPITAL INCOME BUILDER
 FUND
 2009  Lowest contract charges             215,662          8.16                1,760,383
    Highest contract charges               409,909         10.25                4,202,287
    Remaining contract charges             563,323            --                5,252,431
 2008  Lowest contract charges             174,283          6.84                1,191,872
    Highest contract charges               154,053          8.67                1,335,110
    Remaining contract charges             274,995            --                2,132,997
 2007  Lowest contract charges              48,222         10.24                  493,855
    Highest contract charges               161,148         12.61                2,031,973
    Remaining contract charges              48,576            --                  616,354

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
ALLIANCEBERNSTEIN 2040 RETIREMENT
 STRATEGY
 2009  Lowest contract charges                0.06%             0.45%             67.51%
    Highest contract charges                    --                --              67.23%
    Remaining contract charges                  --                --                 --
AMERICAN FUNDS AMCAP FUND
 2009  Lowest contract charges                0.03%               --              38.07%
    Highest contract charges                  1.25%             0.79%             37.04%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.84%               --             (38.36)%
    Highest contract charges                  1.25%               --             (38.60)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.95%             3.43%              6.19%
    Highest contract charges                  1.24%             1.13%              5.77%
    Remaining contract charges                  --                --                 --
AMERICAN FUNDS AMERICAN BALANCED FUND
 2009  Lowest contract charges                0.50%             2.51%             20.13%
    Highest contract charges                  1.24%             2.44%             19.23%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.47%             9.29%            (26.31)%
    Highest contract charges                  1.24%             3.49%            (26.86)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.74%             3.58%              5.33%
    Highest contract charges                  1.20%             4.74%              4.91%
    Remaining contract charges                  --                --                 --
AMERICAN FUNDS CAPITAL INCOME BUILDER
 FUND
 2009  Lowest contract charges                0.35%             3.84%             19.36%
    Highest contract charges                  1.25%             4.04%             18.29%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             4.52%            (30.65)%
    Highest contract charges                  1.25%             4.70%            (31.27)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.27%             1.10%              2.41%
    Highest contract charges                  1.23%             2.37%              8.89%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
AMERICAN FUNDS EUROPACIFIC GROWTH FUND
 2009  Lowest contract charges                 217        $37.68                   $8,172
    Highest contract charges               135,759         16.46                2,234,548
    Remaining contract charges             461,233            --                7,118,152
 2008  Lowest contract charges                 290         12.07                    3,502
    Highest contract charges                51,861         12.02                  623,127
    Remaining contract charges             145,538            --                1,753,260
 2007  Lowest contract charges                 158         20.37                    3,223
    Highest contract charges                31,282         20.52                  641,943
    Remaining contract charges              64,931            --                1,394,430
 2006  Lowest contract charges               8,310         18.41                  153,014
    Highest contract charges                 2,111         17.52                   37,001
    Remaining contract charges               6,455            --                  115,639
 2005  Lowest contract charges                 229         14.88                    3,413
    Highest contract charges                    54         14.61                      782
    Remaining contract charges                  --            --                       --
AMERICAN FUNDS FUNDAMENTAL INVESTORS
 FUND
 2009  Lowest contract charges             139,332          8.04                1,120,668
    Highest contract charges               245,786          9.78                2,404,479
    Remaining contract charges             210,945            --                1,881,867
 2008  Lowest contract charges              78,507          6.08                  477,410
    Highest contract charges                43,257          7.45                  322,355
    Remaining contract charges              49,467            --                  349,617
 2007  Lowest contract charges              28,701         12.55                  360,344
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AMERICAN FUNDS NEW PERSPECTIVE FUND
 2009  Lowest contract charges              31,358          8.90                  279,114
    Highest contract charges                67,367         11.05                  744,266
    Remaining contract charges              97,598            --                  980,722
 2008  Lowest contract charges              19,592          6.53                  127,851
    Highest contract charges                13,588          8.16                  110,886
    Remaining contract charges              24,557            --                  189,141
 2007  Lowest contract charges               2,902         10.59                   30,727
    Highest contract charges                 1,478         13.34                   19,722
    Remaining contract charges               3,683            --                   49,437
AMERICAN FUNDS THE BOND FUND OF
 AMERICA
 2009  Lowest contract charges              14,883          9.90                  147,403
    Highest contract charges               211,003         10.34                2,182,558
    Remaining contract charges             191,581            --                1,941,060
 2008  Lowest contract charges              13,246          8.68                  114,919
    Highest contract charges                59,125          9.14                  540,551
    Remaining contract charges              83,090            --                  741,767
 2007  Lowest contract charges                   8         10.69                       88
    Highest contract charges                33,659         10.59                  356,325
    Remaining contract charges               3,012            --                   32,087

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
AMERICAN FUNDS EUROPACIFIC GROWTH FUND
 2009  Lowest contract charges                  --              0.82%             36.72%
    Highest contract charges                  1.25%             2.36%             36.99%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              2.21%            (40.71)%
    Highest contract charges                  1.25%             2.51%            (41.45)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              3.37%             18.58%
    Highest contract charges                  1.24%             4.37%             17.11%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             4.44%             21.00%
    Highest contract charges                  1.25%             3.44%             19.92%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.85%             4.90%             16.94%
    Highest contract charges                  1.27%            13.50%             16.72%
    Remaining contract charges                  --                --                 --
AMERICAN FUNDS FUNDAMENTAL INVESTORS
 FUND
 2009  Lowest contract charges                0.50%             1.44%             32.26%
    Highest contract charges                  1.24%             1.41%             31.28%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.49%             3.51%            (40.20)%
    Highest contract charges                  1.25%             1.38%            (40.64)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.23%             3.91%             11.76%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AMERICAN FUNDS NEW PERSPECTIVE FUND
 2009  Lowest contract charges                0.50%             1.42%             36.40%
    Highest contract charges                  1.24%             1.70%             35.38%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.50%             4.37%            (38.37)%
    Highest contract charges                  1.24%             4.58%            (38.83)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.30%             7.28%              4.68%
    Highest contract charges                  1.24%             2.87%             14.19%
    Remaining contract charges                  --                --                 --
AMERICAN FUNDS THE BOND FUND OF
 AMERICA
 2009  Lowest contract charges                0.35%             4.26%             14.16%
    Highest contract charges                  1.24%             4.05%             13.14%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             6.11%            (12.86)%
    Highest contract charges                  1.25%             6.00%            (13.64)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              8.55%              2.35%
    Highest contract charges                  1.23%             5.83%              1.74%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
AMERICAN FUNDS THE GROWTH FUND OF
 AMERICA FUND
 2009  Lowest contract charges              45,791        $26.93               $1,233,155
    Highest contract charges               481,532         10.94                5,268,451
    Remaining contract charges           1,431,036            --               15,815,409
 2008  Lowest contract charges                 448          9.22                    4,131
    Highest contract charges               189,589          8.26                1,566,004
    Remaining contract charges             568,860            --                5,350,192
 2007  Lowest contract charges              43,566         33.52                1,460,349
    Highest contract charges               106,492         13.76                1,465,852
    Remaining contract charges             276,742            --                3,962,292
 2006  Lowest contract charges                 404         32.45                   13,121
    Highest contract charges                10,002         12.60                  126,057
    Remaining contract charges             123,951            --                1,609,347
 2005  Lowest contract charges               1,797         11.75                   21,103
    Highest contract charges                   239         11.54                    2,757
    Remaining contract charges                  --            --                       --
AMERICAN FUNDS THE INCOME FUND OF
 AMERICA
 2009  Lowest contract charges              36,858          8.49                  312,957
    Highest contract charges               161,548          9.90                1,598,655
    Remaining contract charges             252,973            --                2,333,400
 2008  Lowest contract charges              35,094          6.87                  241,119
    Highest contract charges                33,458          8.08                  270,337
    Remaining contract charges             106,462            --                  795,650
 2007  Lowest contract charges              14,044          9.75                  136,910
    Highest contract charges                13,599         11.57                  157,318
    Remaining contract charges              59,706            --                  631,963
AMERICAN FUNDS THE INVESTMENT COMPANY
 OF AMERICA
 2009  Lowest contract charges              27,417          8.11                  222,300
    Highest contract charges               128,842          9.33                1,202,346
    Remaining contract charges             240,430            --                2,094,170
 2008  Lowest contract charges              20,695          6.42                  132,885
    Highest contract charges                24,921          7.46                  185,834
    Remaining contract charges              90,866            --                  656,264
 2007  Lowest contract charges                 459          9.77                    4,490
    Highest contract charges                14,231         11.61                  165,177
    Remaining contract charges               9,792            --                  114,361

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
AMERICAN FUNDS THE GROWTH FUND OF
 AMERICA FUND
 2009  Lowest contract charges                  --              0.68%             33.32%
    Highest contract charges                  1.25%             0.90%             32.46%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --             11.31%            (39.24)%
    Highest contract charges                  1.25%             0.79%            (39.99)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              2.47%              3.30%
    Highest contract charges                  1.24%             1.72%              9.22%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              1.79%              6.39%
    Highest contract charges                  1.24%             2.07%              9.25%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             2.55%              8.23%
    Highest contract charges                  1.17%             2.65%              8.03%
    Remaining contract charges                  --                --                 --
AMERICAN FUNDS THE INCOME FUND OF
 AMERICA
 2009  Lowest contract charges                0.35%             4.79%             23.58%
    Highest contract charges                  1.24%             4.60%             22.47%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             4.61%            (29.52)%
    Highest contract charges                  1.24%             4.82%            (30.15)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%             2.14%             (2.52)%
    Highest contract charges                  1.24%             3.03%              2.11%
    Remaining contract charges                  --                --                 --
AMERICAN FUNDS THE INVESTMENT COMPANY
 OF AMERICA
 2009  Lowest contract charges                0.35%             2.19%             26.28%
    Highest contract charges                  1.24%             2.18%             25.14%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             2.33%            (35.17)%
    Highest contract charges                  1.25%             2.60%            (35.75)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.30%             1.90%             (2.38)%
    Highest contract charges                  1.23%             2.12%              4.22%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
AMERICAN FUNDS THE NEW ECONOMY FUND
 2009  Lowest contract charges              19,143         $8.65                 $165,576
    Highest contract charges                19,347         10.46                  202,453
    Remaining contract charges              38,544            --                  340,555
 2008  Lowest contract charges              17,775          6.00                  106,596
    Highest contract charges                 5,378          7.32                   39,372
    Remaining contract charges              28,280            --                  174,085
 2007  Lowest contract charges              10,489         10.38                  108,873
    Highest contract charges                 7,535         12.79                   96,345
    Remaining contract charges              20,611            --                  217,285
AMERICAN FUNDS WASHINGTON MUTUAL
 INVESTORS
 2009  Lowest contract charges                 687          7.45                    5,121
    Highest contract charges                92,590          8.90                  824,418
    Remaining contract charges              75,979            --                  626,995
 2008  Lowest contract charges                 573          7.72                    4,424
    Highest contract charges                35,721          7.60                  271,507
    Remaining contract charges              13,701            --                  104,120
 2007  Lowest contract charges                 135         11.65                    1,578
    Highest contract charges                 2,492         11.54                   28,765
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges                  27         11.28                      306
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AMERICAN FUNDS AMERICAN MUTUAL FUND
 2009  Lowest contract charges               1,578          8.08                   12,750
    Highest contract charges                45,761          9.65                  441,380
    Remaining contract charges              22,480            --                  194,056
 2008  Lowest contract charges                  13          6.52                       84
    Highest contract charges                 9,412          7.84                   73,778
    Remaining contract charges               2,222            --                   17,428
 2007  Lowest contract charges                 623         11.39                    7,094
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
AMERICAN FUNDS THE NEW ECONOMY FUND
 2009  Lowest contract charges                0.35%             0.46%             44.23%
    Highest contract charges                  1.24%             0.59%             42.94%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             0.72%            (42.23)%
    Highest contract charges                  1.26%             2.02%            (42.75)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%             0.80%              3.80%
    Highest contract charges                  1.24%             1.54%              9.59%
    Remaining contract charges                  --                --                 --
AMERICAN FUNDS WASHINGTON MUTUAL
 INVESTORS
 2009  Lowest contract charges                0.50%             3.88%             18.03%
    Highest contract charges                  1.25%             3.17%             17.15%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.64%             2.55%            (33.76)%
    Highest contract charges                  1.24%             2.96%            (34.16)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.68%             2.09%              2.94%
    Highest contract charges                  1.24%             1.75%              2.33%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.78%             2.62%             13.08%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AMERICAN FUNDS AMERICAN MUTUAL FUND
 2009  Lowest contract charges                0.50%             2.92%             23.97%
    Highest contract charges                  1.24%             2.92%             23.05%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              6.69%            (30.65)%
    Highest contract charges                  1.24%             2.71%            (31.17)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.21%             2.71%              1.63%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
AMERICAN FUNDS CAPITAL WORLD GROWTH &
 INCOME FUND
 2009  Lowest contract charges               1,800        $46.26                  $83,248
    Highest contract charges               157,647         13.57                2,139,213
    Remaining contract charges             502,552            --                6,473,791
 2008  Lowest contract charges                  56         35.16                    1,971
    Highest contract charges                72,019         10.44                  752,102
    Remaining contract charges             304,116            --                3,174,087
 2007  Lowest contract charges                  56         57.26                    3,209
    Highest contract charges                49,662         17.22                  855,269
    Remaining contract charges             199,572            --                3,535,262
 2006  Lowest contract charges                 312         41.76                   13,028
    Highest contract charges                10,635         14.90                  158,414
    Remaining contract charges              67,265            --                1,017,060
 2005  Lowest contract charges                 369         12.44                    4,594
    Highest contract charges                   166         12.38                    2,058
    Remaining contract charges                  --            --                       --
AMERICAN FUNDS SMALLCAP WORLD FUND
 2009  Lowest contract charges              25,594          7.67                  196,346
    Highest contract charges                18,598         10.17                  189,054
    Remaining contract charges              11,551            --                  107,719
 2008  Lowest contract charges              21,692          5.04                  109,244
    Highest contract charges                 4,714          6.72                   31,692
    Remaining contract charges               3,459            --                   22,651
 2007  Lowest contract charges              13,578         13.50                  183,327
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
ARIEL APPRECIATION FUND
 2009  Lowest contract charges                 423         35.45                   14,995
    Highest contract charges                    49          9.99                      493
    Remaining contract charges               8,494            --                   86,351
 2008  Lowest contract charges                 266         21.78                    5,790
    Highest contract charges                 3,778          6.29                   23,773
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                  91         43.06                    3,928
    Highest contract charges                 2,934         10.71                   31,401
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges                   1         48.33                       30
    Highest contract charges                 1,980         10.95                   21,681
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges                 819          9.96                    8,150
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
AMERICAN FUNDS CAPITAL WORLD GROWTH &
 INCOME FUND
 2009  Lowest contract charges                  --              1.91%             31.57%
    Highest contract charges                  1.25%             2.50%             29.94%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              2.90%            (38.60)%
    Highest contract charges                  1.25%             3.27%            (39.36)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              2.90%             17.07%
    Highest contract charges                  1.24%             2.46%             15.62%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              1.80%             14.60%
    Highest contract charges                  1.24%             1.63%             20.33%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             1.87%             11.09%
    Highest contract charges                  1.19%             1.86%             10.89%
    Remaining contract charges                  --                --                 --
AMERICAN FUNDS SMALLCAP WORLD FUND
 2009  Lowest contract charges                0.50%             0.61%             52.34%
    Highest contract charges                  1.24%             0.77%             51.20%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.50%               --             (49.83)%
    Highest contract charges                  1.25%               --             (50.21)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.23%             4.09%             15.26%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
ARIEL APPRECIATION FUND
 2009  Lowest contract charges                  --              0.18%             62.76%
    Highest contract charges                  1.20%             0.96%             60.94%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              0.93%            (49.42)%
    Highest contract charges                  0.85%             0.63%            (41.24)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.27%            (10.90)%
    Highest contract charges                  0.84%             0.60%             (2.23)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              0.17%              3.45%
    Highest contract charges                  0.85%             0.08%             10.01%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             0.91%             (0.09)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
ARIEL FUND
 2009  Lowest contract charges                 132        $38.56                   $5,103
    Highest contract charges                    71          8.51                      601
    Remaining contract charges               4,270            --                   36,995
 2008  Lowest contract charges                  48         23.60                    1,140
    Highest contract charges                    15          5.27                       78
    Remaining contract charges               1,337            --                    7,147
 2007  Lowest contract charges                  28         46.39                    1,291
    Highest contract charges                    16         10.32                      165
    Remaining contract charges               1,334            --                   13,904
 2006  Lowest contract charges                 688         10.69                    7,362
    Highest contract charges                    61         10.63                      651
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges                 242          9.77                    2,367
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
ARTISAN MID CAP VALUE FUND
 2009  Lowest contract charges               1,728         17.98                   31,060
    Highest contract charges                 4,128         11.19                   46,211
    Remaining contract charges              48,637            --                  624,693
 2008  Lowest contract charges               1,443         12.96                   18,702
    Highest contract charges                 3,391          8.14                   27,602
    Remaining contract charges              57,656            --                  537,579
 2007  Lowest contract charges                 548         18.10                    9,925
    Highest contract charges                 2,313         11.38                   26,321
    Remaining contract charges              63,568            --                  820,412
 2006  Lowest contract charges                 197         20.18                    3,982
    Highest contract charges                   596         11.34                    6,760
    Remaining contract charges              53,609            --                  684,162
 2005  Lowest contract charges               1,459         11.58                   16,897
    Highest contract charges                    66         10.05                      660
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
ARIEL FUND
 2009  Lowest contract charges                  --              0.04%             63.39%
    Highest contract charges                  1.04%             0.07%             61.39%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              1.41%            (49.13)%
    Highest contract charges                  1.39%             0.76%            (48.89)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.59%            (10.46)%
    Highest contract charges                  1.22%             0.07%             (2.93)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.84%               --               9.42%
    Highest contract charges                  1.22%               --               8.98%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             0.91%             (1.86)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
ARTISAN MID CAP VALUE FUND
 2009  Lowest contract charges                  --              0.48%             38.74%
    Highest contract charges                  1.25%             0.47%             37.52%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              0.19%            (28.40)%
    Highest contract charges                  1.25%             0.18%            (28.47)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.40%            (10.31)%
    Highest contract charges                  1.25%             0.38%              0.39%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              0.78%              7.63%
    Highest contract charges                  1.24%             0.51%             12.78%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             0.18%              0.69%
    Highest contract charges                  1.11%             0.50%              0.93%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
LIFEPATH 2020 PORTFOLIO
 2009  Lowest contract charges               3,625        $15.37                  $55,716
    Highest contract charges               129,462         10.18                1,317,999
    Remaining contract charges             603,580            --                5,628,387
 2008  Lowest contract charges               1,178         12.32                   14,517
    Highest contract charges                72,827          8.42                  613,240
    Remaining contract charges             212,776            --                1,702,126
 2007  Lowest contract charges                 339         16.98                    5,761
    Highest contract charges                26,728         11.46                  306,192
    Remaining contract charges             154,670            --                1,723,665
 2006  Lowest contract charges                 136         11.53                    1,555
    Highest contract charges                   250         11.26                    2,810
    Remaining contract charges              50,974            --                  592,133
 2005  Lowest contract charges               2,375         10.37                   24,630
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
LIFEPATH 2030 PORTFOLIO
 2009  Lowest contract charges               1,179         15.59                   18,372
    Highest contract charges                75,047          9.78                  733,734
    Remaining contract charges             562,295            --                5,114,600
 2008  Lowest contract charges               5,386         10.92                   58,817
    Highest contract charges                40,509          7.89                  319,525
    Remaining contract charges             271,596            --                2,064,842
 2007  Lowest contract charges                 458         16.19                    7,411
    Highest contract charges                 8,344         11.61                   96,846
    Remaining contract charges             162,919            --                1,814,831
 2006  Lowest contract charges                 910         11.82                   10,763
    Highest contract charges                   516         11.48                    5,923
    Remaining contract charges              30,564            --                  364,580
 2005  Lowest contract charges                 319         10.45                    3,337
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
LIFEPATH 2020 PORTFOLIO
 2009  Lowest contract charges                  --              6.79%             22.71%
    Highest contract charges                  1.25%             3.33%             20.90%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              1.79%            (27.44)%
    Highest contract charges                  1.25%             2.06%            (26.50)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              5.28%             (2.86)%
    Highest contract charges                  1.23%             3.26%              1.78%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.34%             5.50%             12.62%
    Highest contract charges                  0.70%             5.05%             10.53%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             3.97%              4.11%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
LIFEPATH 2030 PORTFOLIO
 2009  Lowest contract charges                  --              4.91%             25.77%
    Highest contract charges                  1.25%             2.97%             23.95%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              1.61%            (32.55)%
    Highest contract charges                  1.25%             1.69%            (32.05)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              7.13%             (4.20)%
    Highest contract charges                  1.23%             2.82%              1.11%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             4.05%             14.72%
    Highest contract charges                  0.69%             5.05%             12.07%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             2.39%              4.95%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
LIFEPATH 2040 PORTFOLIO
 2009  Lowest contract charges               2,263        $15.69                  $35,504
    Highest contract charges                77,052          9.43                  726,459
    Remaining contract charges             490,169            --                4,323,810
 2008  Lowest contract charges               5,963         12.88                   76,800
    Highest contract charges                34,446          7.47                  257,224
    Remaining contract charges             259,118            --                1,828,860
 2007  Lowest contract charges               1,595         20.32                   32,420
    Highest contract charges                 7,684         11.73                   90,174
    Remaining contract charges             120,445            --                1,297,758
 2006  Lowest contract charges                  51         12.05                      603
    Highest contract charges                   290         11.68                    3,385
    Remaining contract charges              16,900            --                  205,726
 2005  Lowest contract charges               1,149         10.50                   12,060
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
LIFEPATH RETIREMENT PORTFOLIO
 2009  Lowest contract charges               4,672         10.80                   50,461
    Highest contract charges                43,950         10.87                  477,568
    Remaining contract charges             246,036            --                2,544,714
 2008  Lowest contract charges                 375          9.42                    3,528
    Highest contract charges                 5,098          9.33                   47,555
    Remaining contract charges               8,900            --                   84,070
 2007  Lowest contract charges                 325         11.46                    3,730
    Highest contract charges                 2,126         11.14                   23,686
    Remaining contract charges               6,950            --                   78,382
 2006  Lowest contract charges                  41         10.97                      448
    Highest contract charges                    54         10.83                      583
    Remaining contract charges               2,025            --                   22,286
BARON SMALL CAP FUND
 2009  Lowest contract charges                 119         19.26                    2,294
    Highest contract charges                 1,703          9.79                   16,679
    Remaining contract charges               3,676            --                   42,242
 2008  Lowest contract charges                 206          9.00                    1,854
    Highest contract charges                 1,884          7.33                   13,816
    Remaining contract charges               3,583            --                   36,049
 2007  Lowest contract charges                 206         15.07                    3,102
    Highest contract charges                   955         12.42                   11,864
    Remaining contract charges               2,349            --                   34,167
 2006  Lowest contract charges               3,768         12.29                   46,313
    Highest contract charges                   228         11.26                    2,567
    Remaining contract charges               1,248            --                   16,440
 2005  Lowest contract charges                 844         11.90                   10,047
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
LIFEPATH 2040 PORTFOLIO
 2009  Lowest contract charges                  --              5.21%             28.08%
    Highest contract charges                  1.25%             2.75%             26.26%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              1.60%            (36.61)%
    Highest contract charges                  1.25%             1.44%            (36.37)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              3.20%             (2.78)%
    Highest contract charges                  1.24%             2.91%              0.51%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.31%             5.81%             16.56%
    Highest contract charges                  0.69%             4.39%             13.44%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.84%             2.21%              5.46%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
LIFEPATH RETIREMENT PORTFOLIO
 2009  Lowest contract charges                  --              3.49%             14.65%
    Highest contract charges                  1.25%             3.51%             16.50%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              3.06%            (17.80)%
    Highest contract charges                  1.25%             3.18%            (16.29)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              5.85%             (1.12)%
    Highest contract charges                  1.24%             3.70%              2.88%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.14%             4.52%              8.42%
    Highest contract charges                  0.68%             5.89%              7.52%
    Remaining contract charges                  --                --                 --
BARON SMALL CAP FUND
 2009  Lowest contract charges                  --                --              35.25%
    Highest contract charges                  1.25%               --              33.58%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --                --             (40.24)%
    Highest contract charges                  1.25%               --             (40.99)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --              11.69%
    Highest contract charges                  1.23%               --              10.31%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%               --              11.44%
    Highest contract charges                  1.24%               --              10.44%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%               --               2.18%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
BLACKROCK EQUITY DIVIDEND FUND
 2009  Lowest contract charges               1,946        $15.77                  $30,700
    Highest contract charges                   198         15.68                    3,102
    Remaining contract charges               4,246            --                   66,834
BLACKROCK GOVERNMENT INCOME FUND
 2009  Lowest contract charges               4,773         10.74                   51,250
    Highest contract charges                 3,828         10.93                   41,829
    Remaining contract charges               9,580            --                  103,905
 2008  Lowest contract charges                 894         10.78                    9,633
    Highest contract charges                 4,020         11.07                   44,484
    Remaining contract charges               7,769            --                   84,756
 2007  Lowest contract charges                   4         10.67                       47
    Highest contract charges                 1,000         10.61                   10,605
    Remaining contract charges                  --            --                       --
BLACKROCK MID CAP VALUE PORTFOLIO
 2009  Lowest contract charges                  10         17.30                      174
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
CALVERT SOCIAL BALANCED PORTFOLIO
 2009  Lowest contract charges              36,373          8.99                  326,973
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                  69          7.27                      503
    Highest contract charges                37,639          7.23                  271,942
    Remaining contract charges                  --            --                       --
CALVERT SOCIAL INVESTMENT FUND EQUITY
 PORTFOLIO
 2009  Lowest contract charges                  13         30.53                      407
    Highest contract charges                26,352          9.89                  260,670
    Remaining contract charges             108,555            --                1,173,306
 2008  Lowest contract charges                  12         22.91                      276
    Highest contract charges                 7,080          7.51                   53,152
    Remaining contract charges              12,760            --                  108,271
 2007  Lowest contract charges                  10         38.61                      387
    Highest contract charges                 2,657         11.79                   31,332
    Remaining contract charges              18,155            --                  240,343
 2006  Lowest contract charges              10,883         12.02                  130,791
    Highest contract charges                   453         10.86                    4,917
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges                  40         11.00                      440
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
BLACKROCK EQUITY DIVIDEND FUND
 2009  Lowest contract charges                0.41%             2.46%             57.74%
    Highest contract charges                  1.01%             2.35%             56.77%
    Remaining contract charges                  --                --                 --
BLACKROCK GOVERNMENT INCOME FUND
 2009  Lowest contract charges                0.35%             4.36%             (0.37)%
    Highest contract charges                  1.25%             4.44%             (1.26)%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             4.23%              5.30%
    Highest contract charges                  1.24%             4.01%              4.35%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              4.49%              3.20%
    Highest contract charges                  1.23%             4.69%              2.79%
    Remaining contract charges                  --                --                 --
BLACKROCK MID CAP VALUE PORTFOLIO
 2009  Lowest contract charges                0.08%             0.38%             72.97%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
CALVERT SOCIAL BALANCED PORTFOLIO
 2009  Lowest contract charges                0.70%             2.23%             24.42%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.53%             5.51%            (29.40)%
    Highest contract charges                  0.69%             4.68%            (31.80)%
    Remaining contract charges                  --                --                 --
CALVERT SOCIAL INVESTMENT FUND EQUITY
 PORTFOLIO
 2009  Lowest contract charges                  --              0.14%             33.26%
    Highest contract charges                  1.24%             0.23%             31.76%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --                --             (40.66)%
    Highest contract charges                  1.25%               --             (36.33)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --               3.51%
    Highest contract charges                  1.23%               --               8.57%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.84%               --               9.23%
    Highest contract charges                  1.24%               --               8.80%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.99%               --               0.01%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
CALVERT LARGE CAP GROWTH FUND
 2009  Lowest contract charges                  11        $25.41                     $290
    Highest contract charges                 2,977          8.70                   25,910
    Remaining contract charges              12,515            --                  110,884
 2008  Lowest contract charges                   4         19.20                       67
    Highest contract charges                 3,446          6.65                   22,900
    Remaining contract charges              12,233            --                   82,169
 2007  Lowest contract charges                   1         35.50                       50
    Highest contract charges                 1,848         12.44                   22,990
    Remaining contract charges               8,297            --                  103,575
 2006  Lowest contract charges               5,043         11.03                   55,609
    Highest contract charges                   533         11.13                    5,929
    Remaining contract charges               4,382            --                   49,034
 2005  Lowest contract charges               1,886         10.79                   20,359
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
CALVERT SOCIAL INVESTMENT BOND FUND
 2009  Lowest contract charges               1,748         10.94                   19,129
    Highest contract charges                22,845         11.17                  255,165
    Remaining contract charges              50,529            --                  562,506
 2008  Lowest contract charges               1,289          9.90                   12,770
    Highest contract charges                 4,785         10.20                   48,811
    Remaining contract charges               6,512            --                   65,205
 2007  Lowest contract charges                  65         10.47                      685
    Highest contract charges                 1,514         10.88                   16,471
    Remaining contract charges               2,935            --                   31,072
CALVERT INCOME FUND
 2009  Lowest contract charges               6,001         10.27                   61,616
    Highest contract charges                31,622         10.14                  320,659
    Remaining contract charges              12,981            --                  132,617
 2008  Lowest contract charges                  46          8.85                      405
    Highest contract charges                 1,913          8.82                   16,875
    Remaining contract charges                  30            --                      262
COLUMBIA CONTRARIAN CORE FUND
 2009  Lowest contract charges               5,666         17.07                   96,710
    Highest contract charges                    15         17.00                      249
    Remaining contract charges                  --            --                       --
COLUMBIA MARSICO 21ST CENTURY FUND
 2009  Lowest contract charges                 248         17.04                    4,223
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
COLUMBIA SMALL CAP VALUE I FUND
 2009  Lowest contract charges                 910         17.97                   16,346
    Highest contract charges                    51         17.90                      922
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
CALVERT LARGE CAP GROWTH FUND
 2009  Lowest contract charges                  --              0.34%             32.34%
    Highest contract charges                  1.25%             0.19%             30.95%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --                --             (45.92)%
    Highest contract charges                  1.25%               --             (46.59)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --              12.02%
    Highest contract charges                  1.23%               --              11.84%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%               --               4.19%
    Highest contract charges                  1.25%               --               3.25%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%               --               8.26%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
CALVERT SOCIAL INVESTMENT BOND FUND
 2009  Lowest contract charges                0.35%             3.12%             10.48%
    Highest contract charges                  1.24%             3.03%              9.49%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             4.26%             (5.37)%
    Highest contract charges                  1.24%             4.26%             (6.21)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.19%             3.54%              4.65%
    Highest contract charges                  1.17%             5.88%              5.33%
    Remaining contract charges                  --                --                 --
CALVERT INCOME FUND
 2009  Lowest contract charges                0.49%             3.70%             15.84%
    Highest contract charges                  1.24%             3.64%             14.97%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.37%             4.40%            (11.51)%
    Highest contract charges                  0.81%             4.72%            (11.80)%
    Remaining contract charges                  --                --                 --
COLUMBIA CONTRARIAN CORE FUND
 2009  Lowest contract charges                0.62%             2.40%             70.69%
    Highest contract charges                  0.10%             0.40%             69.99%
    Remaining contract charges                  --                --                 --
COLUMBIA MARSICO 21ST CENTURY FUND
 2009  Lowest contract charges                0.22%               --              70.39%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
COLUMBIA SMALL CAP VALUE I FUND
 2009  Lowest contract charges                0.62%             2.47%             79.71%
    Highest contract charges                  1.04%             1.50%             78.98%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL
 OPPORTUNITIES VS FUND
 2009  Lowest contract charges                 799        $10.12                   $8,085
    Highest contract charges                 1,482          9.98                   14,787
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               3,013          7.40                   22,297
    Highest contract charges                 2,132          7.32                   15,617
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges               1,187         15.07                   17,879
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
COLUMBIA MID CAP VALUE FUND
 2009  Lowest contract charges               5,488          7.16                   39,317
    Highest contract charges                28,809          7.03                  202,406
    Remaining contract charges              22,211            --                  157,466
 2008  Lowest contract charges                  78          5.44                      426
    Highest contract charges                 1,943          5.38                   10,452
    Remaining contract charges                  20            --                      104
COLUMBIA ACORN FUND Z
 2009  Lowest contract charges                 832         17.89                   14,875
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
COLUMBIA MARSICO GROWTH VS FUND
 2009  Lowest contract charges               6,339          7.40                   46,890
    Highest contract charges                19,676          9.31                  183,110
    Remaining contract charges              14,447            --                  127,723
 2008  Lowest contract charges               4,909          5.75                   28,231
    Highest contract charges                12,342          7.30                   90,109
    Remaining contract charges               6,163            --                   45,345
 2007  Lowest contract charges               1,549         12.83                   19,883
    Highest contract charges                 4,414         12.75                   56,283
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL
 OPPORTUNITIES VS FUND
 2009  Lowest contract charges                0.86%             1.55%             36.81%
    Highest contract charges                  1.25%             2.47%             36.26%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.85%               --             (51.20)%
    Highest contract charges                  1.25%               --             (51.40)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.23%             2.43%             18.51%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
COLUMBIA MID CAP VALUE FUND
 2009  Lowest contract charges                0.50%             1.00%             31.59%
    Highest contract charges                  1.24%             0.99%             30.61%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.41%             5.20%            (42.07)%
    Highest contract charges                  1.22%             3.60%            (42.50)%
    Remaining contract charges                  --                --                 --
COLUMBIA ACORN FUND Z
 2009  Lowest contract charges                1.04%               --              78.86%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
COLUMBIA MARSICO GROWTH VS FUND
 2009  Lowest contract charges                0.35%             0.60%             28.63%
    Highest contract charges                  1.25%             0.61%             27.47%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             0.04%            (42.24)%
    Highest contract charges                  1.25%             0.04%            (42.75)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.83%             0.38%             13.02%
    Highest contract charges                  1.22%             0.23%             12.57%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
CRM MID CAP VALUE FUND
 2009  Lowest contract charges              15,431        $10.93                 $168,581
    Highest contract charges                 2,424         10.48                   25,410
    Remaining contract charges               1,088            --                   11,612
 2008  Lowest contract charges              14,465          8.54                  123,501
    Highest contract charges                 2,168          8.27                   17,922
    Remaining contract charges               1,289            --                   10,798
 2007  Lowest contract charges              12,493         13.21                  165,084
    Highest contract charges                 1,438         12.91                   18,566
    Remaining contract charges                 966            --                   12,595
 2006  Lowest contract charges              12,372         12.03                  148,860
    Highest contract charges                   471         11.86                    5,589
    Remaining contract charges                 252            --                    3,002
 2005  Lowest contract charges                 137         10.27                    1,405
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
DAVIS FINANCIAL FUND
 2009  Lowest contract charges                 437          7.06                    3,086
    Highest contract charges                 3,735          8.68                   32,434
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                 212          4.86                    1,032
    Highest contract charges                 2,002          6.02                   12,055
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                  22         11.21                      243
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
DAVIS NEW YORK VENTURE FUND
 2009  Lowest contract charges               2,109         30.98                   65,320
    Highest contract charges                90,351         11.92                1,077,302
    Remaining contract charges             286,820            --                4,282,076
 2008  Lowest contract charges                  38         24.62                      944
    Highest contract charges                40,996          9.14                  374,801
    Remaining contract charges             161,433            --                1,520,874
 2007  Lowest contract charges               1,319         40.01                   52,791
    Highest contract charges                25,106         15.44                  387,542
    Remaining contract charges             100,544            --                1,573,777
 2006  Lowest contract charges                  13         38.52                      465
    Highest contract charges                 1,895         14.89                   28,221
    Remaining contract charges              31,098            --                  478,133
 2005  Lowest contract charges                 810         13.30                   10,764
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
CRM MID CAP VALUE FUND
 2009  Lowest contract charges                0.35%             0.33%             27.96%
    Highest contract charges                  1.25%             0.34%             26.81%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             0.97%            (35.39)%
    Highest contract charges                  1.25%             1.13%            (35.97)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%             0.51%              9.83%
    Highest contract charges                  1.24%             0.71%              8.84%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             1.09%             16.54%
    Highest contract charges                  1.25%             0.74%             15.50%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                1.21%             5.66%                --
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
DAVIS FINANCIAL FUND
 2009  Lowest contract charges                0.50%             0.20%             45.29%
    Highest contract charges                  1.25%             0.17%             44.21%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.47%             2.44%            (45.89)%
    Highest contract charges                  1.24%             1.29%            (46.30)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.34%             0.41%             (6.49)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
DAVIS NEW YORK VENTURE FUND
 2009  Lowest contract charges                  --              0.78%             31.16%
    Highest contract charges                  1.25%             1.01%             30.42%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --                --             (40.03)%
    Highest contract charges                  1.25%             1.29%            (40.77)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              2.14%              3.87%
    Highest contract charges                  1.23%             2.17%              3.67%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              3.12%             14.30%
    Highest contract charges                  1.24%             2.77%             13.69%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             2.60%              6.20%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
DAVIS OPPORTUNITY FUND
 2009  Lowest contract charges               1,568         $7.36                  $11,538
    Highest contract charges                 5,185          8.43                   43,699
    Remaining contract charges              13,354            --                  113,923
 2008  Lowest contract charges                 927          5.11                    4,734
    Highest contract charges                 1,627          5.89                    9,589
    Remaining contract charges              10,714            --                   63,792
 2007  Lowest contract charges               6,531         10.86                   70,933
    Highest contract charges                   554         10.79                    5,977
    Remaining contract charges                  --            --                       --
DREYFUS BOND MARKET INDEX FUND
 2009  Lowest contract charges               6,856         10.74                   73,610
    Highest contract charges                31,901         10.60                  338,238
    Remaining contract charges               8,004            --                   85,605
 2008  Lowest contract charges                 269         10.33                    2,786
    Highest contract charges                    20         10.31                      203
    Remaining contract charges                  --            --                       --
DREYFUS LIFETIME GROWTH AND INCOME
 PORTFOLIO
 2009  Lowest contract charges               1,670         12.32                   20,580
    Highest contract charges                11,559         11.80                  136,387
    Remaining contract charges              21,902            --                  257,431
 2008  Lowest contract charges               1,557         10.30                   16,041
    Highest contract charges                12,611          9.99                  125,980
    Remaining contract charges              22,281            --                  219,559
 2007  Lowest contract charges               1,851         13.33                   24,670
    Highest contract charges                11,354         13.09                  148,596
    Remaining contract charges              20,683            --                  270,338
 2006  Lowest contract charges               6,449         11.88                   76,645
    Highest contract charges                10,476         12.56                  131,623
    Remaining contract charges              12,845            --                  164,341
 2005  Lowest contract charges               5,378         11.71                   62,958
    Highest contract charges                 7,258         11.44                   83,007
    Remaining contract charges              10,785            --                  124,815
DREYFUS VIF APPRECIATION PORTFOLIO
 2009  Lowest contract charges                  28          9.64                      265
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                  28          7.92                      218
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
DAVIS OPPORTUNITY FUND
 2009  Lowest contract charges                0.50%             0.58%             44.09%
    Highest contract charges                  1.24%             0.62%             43.01%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.50%             0.15%            (44.99)%
    Highest contract charges                  1.25%             0.04%            (45.40)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.83%             2.72%             (2.26)%
    Highest contract charges                  1.23%             1.53%             (2.65)%
    Remaining contract charges                  --                --                 --
DREYFUS BOND MARKET INDEX FUND
 2009  Lowest contract charges                0.50%             3.64%              3.95%
    Highest contract charges                  1.24%             3.61%              3.17%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.33%             2.79%              3.29%
    Highest contract charges                  0.22%             2.61%              3.12%
    Remaining contract charges                  --                --                 --
DREYFUS LIFETIME GROWTH AND INCOME
 PORTFOLIO
 2009  Lowest contract charges                  --              1.95%             19.60%
    Highest contract charges                  1.25%             1.87%             18.11%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              1.18%            (22.71)%
    Highest contract charges                  1.25%             1.38%            (23.67)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              3.94%              5.48%
    Highest contract charges                  1.25%             2.89%              4.17%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.50%             6.94%             10.68%
    Highest contract charges                  1.25%             3.24%              9.85%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.65%             5.35%              3.76%
    Highest contract charges                  1.24%             5.71%              3.14%
    Remaining contract charges                  --                --                 --
DREYFUS VIF APPRECIATION PORTFOLIO
 2009  Lowest contract charges                0.43%             2.58%             21.70%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.77%               --             (30.04)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
DREYFUS MIDCAP INDEX FUND
 2009  Lowest contract charges               1,005        $22.60                  $22,702
    Highest contract charges                24,787         10.21                  253,042
    Remaining contract charges              30,465            --                  310,670
 2008  Lowest contract charges               1,001         16.69                   16,701
    Highest contract charges                   292          7.54                    2,206
    Remaining contract charges               2,033            --                   15,375
 2007  Lowest contract charges                 958         28.35                   27,152
    Highest contract charges                    68         12.02                      822
    Remaining contract charges               1,841            --                   22,337
 2006  Lowest contract charges                  52         29.25                    1,529
    Highest contract charges                    33         11.31                      378
    Remaining contract charges               4,954            --                   56,374
 2005  Lowest contract charges                 665         10.45                    6,949
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
DREYFUS SMALLCAP STOCK INDEX FUND
 2009  Lowest contract charges                 563         16.63                    9,354
    Highest contract charges                10,789          9.53                  102,868
    Remaining contract charges              19,250            --                  180,280
 2008  Lowest contract charges                 562         13.39                    7,530
    Highest contract charges                 1,610          7.71                   12,413
    Remaining contract charges                 529            --                    4,102
 2007  Lowest contract charges                 515         21.30                   10,970
    Highest contract charges                   449         11.39                    5,126
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges                   4         23.53                      100
    Highest contract charges                   158         11.49                    1,819
    Remaining contract charges                 649            --                    7,501
 2005  Lowest contract charges                  18         10.16                      188
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
DREYFUS SMALL CAP VALUE FUND
 2009  Lowest contract charges                 535          7.78                    4,159
    Highest contract charges                   162          7.39                    1,196
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                 331          6.74                    2,232
    Highest contract charges                     2          6.43                       14
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                  --         11.27                       --
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges                  74         11.73                      869
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
DREYFUS MIDCAP INDEX FUND
 2009  Lowest contract charges                  --              1.27%             35.41%
    Highest contract charges                  1.24%             2.06%             35.34%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              1.28%            (41.13)%
    Highest contract charges                  1.29%             4.39%            (37.24)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.40%             (3.08)%
    Highest contract charges                  1.24%             0.16%              6.23%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              6.43%              4.69%
    Highest contract charges                  1.06%             4.00%              8.50%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             3.79%              4.73%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
DREYFUS SMALLCAP STOCK INDEX FUND
 2009  Lowest contract charges                  --              0.92%             24.20%
    Highest contract charges                  1.24%             1.37%             23.66%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              1.23%            (37.14)%
    Highest contract charges                  1.16%            21.02%            (31.63)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.83%             (9.48)%
    Highest contract charges                  0.85%             0.46%             (1.46)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              8.49%              9.75%
    Highest contract charges                  1.21%             2.91%             13.27%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.32%             2.38%              2.35%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
DREYFUS SMALL CAP VALUE FUND
 2009  Lowest contract charges                0.85%             1.24%             15.37%
    Highest contract charges                  1.25%             1.57%             14.91%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.85%             1.33%            (36.44)%
    Highest contract charges                    --              3.47%            (36.69)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --                 --
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.85%             1.20%             12.57%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
DREYFUS VIF GROWTH AND INCOME
 PORTFOLIO
 2009  Lowest contract charges                   9         $8.60                      $73
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                   9          6.73                       57
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
DREYFUS VIF QUALITY BOND PORTFOLIO
 2009  Lowest contract charges              20,597         11.30                  232,735
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges              28,136          9.90                  278,499
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
THE DREYFUS SOCIALLY RESPONSIBLE
 GROWTH FUND, INC.
 2009  Lowest contract charges                 532          9.73                    5,172
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
DREYFUS S&P 500 INDEX FUND
 2009  Lowest contract charges              40,331          8.27                  333,428
    Highest contract charges                39,986          8.16                  326,457
    Remaining contract charges              43,907            --                  360,467
 2008  Lowest contract charges                 165          6.59                    1,085
    Highest contract charges                   411          6.56                    2,693
    Remaining contract charges                 158            --                    1,045
DREYFUS INTERMEDIATE TERM INCOME FUND
 2009  Lowest contract charges               7,876         10.86                   85,529
    Highest contract charges                 6,499         10.64                   69,150
    Remaining contract charges             104,309            --                1,118,699
 2008  Lowest contract charges               7,084          9.27                   65,672
    Highest contract charges                 7,434          9.20                   68,378
    Remaining contract charges             104,855            --                  967,334
EATON VANCE LARGE-CAP VALUE FUND
 2009  Lowest contract charges             212,136          7.67                1,626,527
    Highest contract charges                64,473          9.49                  611,905
    Remaining contract charges             127,702            --                  994,652
 2008  Lowest contract charges                 163          6.55                    1,066
    Highest contract charges                21,437          8.21                  176,059
    Remaining contract charges              48,367            --                  328,846
 2007  Lowest contract charges              23,336          9.97                  232,639
    Highest contract charges                 3,351         12.69                   42,528
    Remaining contract charges                 956            --                   12,212
 2006  Lowest contract charges                   4         11.68                       47
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
DREYFUS VIF GROWTH AND INCOME
 PORTFOLIO
 2009  Lowest contract charges                0.03%             1.25%             27.81%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.10%             1.02%            (40.83)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
DREYFUS VIF QUALITY BOND PORTFOLIO
 2009  Lowest contract charges                0.71%             4.68%             14.16%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.68%             1.10%             (4.85)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
THE DREYFUS SOCIALLY RESPONSIBLE
 GROWTH FUND, INC.
 2009  Lowest contract charges                0.69%               --              32.82%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
DREYFUS S&P 500 INDEX FUND
 2009  Lowest contract charges                0.50%             3.92%             25.41%
    Highest contract charges                  1.24%             3.01%             24.47%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.30%            23.18%            (34.08)%
    Highest contract charges                  0.74%            26.62%            (34.41)%
    Remaining contract charges                  --                --                 --
DREYFUS INTERMEDIATE TERM INCOME FUND
 2009  Lowest contract charges                  --              4.78%             17.14%
    Highest contract charges                  1.25%             4.76%             15.69%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              2.95%             (6.87)%
    Highest contract charges                  0.80%             3.22%             (7.56)%
    Remaining contract charges                  --                --                 --
EATON VANCE LARGE-CAP VALUE FUND
 2009  Lowest contract charges                  --              1.45%             17.01%
    Highest contract charges                  1.24%             1.53%             15.56%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --             13.00%            (34.47)%
    Highest contract charges                  1.24%             1.67%            (35.29)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.28%             1.63%             (0.31)%
    Highest contract charges                  1.20%             1.41%              8.62%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.19%             2.07%             13.95%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
EATON VANCE DIVIDEND BUILDER FUND
 2009  Lowest contract charges               5,724         $7.10                  $40,660
    Highest contract charges                 8,635         10.39                   89,760
    Remaining contract charges              50,874            --                  410,309
 2008  Lowest contract charges               3,039          6.31                   19,188
    Highest contract charges                 3,736          9.32                   34,838
    Remaining contract charges              24,333            --                  191,551
 2007  Lowest contract charges               1,946         10.56                   20,544
    Highest contract charges                   192         15.12                    2,898
    Remaining contract charges               1,698            --                   25,840
EATON VANCE WORLDWIDE HEALTH SCIENCES
 FUND
 2009  Lowest contract charges               3,363          9.91                   33,317
    Highest contract charges                 1,326         11.47                   15,214
    Remaining contract charges               5,316            --                   59,266
 2008  Lowest contract charges                 988         10.73                   10,601
    Highest contract charges                    38         10.57                      401
    Remaining contract charges                 384            --                    3,906
 2007  Lowest contract charges                 115         11.61                    1,336
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
EATON VANCE INCOME FUND OF BOSTON
 2009  Lowest contract charges              20,163         10.59                  213,467
    Highest contract charges                22,381         11.47                  256,607
    Remaining contract charges              11,552            --                  128,954
 2008  Lowest contract charges              17,646          6.76                  119,357
    Highest contract charges                15,522          7.38                  114,549
    Remaining contract charges               6,768            --                   49,572
 2007  Lowest contract charges              19,677          9.76                  192,064
    Highest contract charges                 7,933         10.73                   85,120
    Remaining contract charges               1,940            --                   20,964
EVERGREEN ASSET ALLOCATION FUND
 2009  Lowest contract charges              15,272         11.10                  169,540
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               9,052          9.06                   81,999
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
EVERGREEN CORE BOND FUND
 2009  Lowest contract charges               1,996          8.82                   17,612
    Highest contract charges                   987          8.70                    8,585
    Remaining contract charges               3,309            --                   27,760
 2008  Lowest contract charges               3,324          7.64                   25,389
    Highest contract charges                    13          7.56                       98
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
EATON VANCE DIVIDEND BUILDER FUND
 2009  Lowest contract charges                0.35%             4.17%             12.49%
    Highest contract charges                  1.25%             4.16%             11.48%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.21%             2.37%            (36.58)%
    Highest contract charges                  1.23%             3.29%            (38.34)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.28%             0.91%              5.57%
    Highest contract charges                  1.19%             1.79%             21.34%
    Remaining contract charges                  --                --                 --
EATON VANCE WORLDWIDE HEALTH SCIENCES
 FUND
 2009  Lowest contract charges                0.49%               --               9.34%
    Highest contract charges                  1.24%               --               8.53%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.64%               --              (7.84)%
    Highest contract charges                  1.20%               --              (8.39)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.85%               --               5.59%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
EATON VANCE INCOME FUND OF BOSTON
 2009  Lowest contract charges                0.50%            10.38%             56.53%
    Highest contract charges                  1.25%            10.33%             55.36%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.50%             9.19%            (30.70)%
    Highest contract charges                  1.25%             9.42%            (31.22)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.28%             4.86%             (2.39)%
    Highest contract charges                  1.22%             7.93%              0.96%
    Remaining contract charges                  --                --                 --
EVERGREEN ASSET ALLOCATION FUND
 2009  Lowest contract charges                1.25%             3.41%             22.55%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.24%            13.08%            (23.28)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
EVERGREEN CORE BOND FUND
 2009  Lowest contract charges                0.85%             4.94%             15.52%
    Highest contract charges                  1.24%             3.74%             15.06%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.85%             5.54%            (29.11)%
    Highest contract charges                  0.56%             6.75%            (29.39)%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
EVERGREEN INTERNATIONAL EQUITY FUND
 2009  Lowest contract charges               2,240         $6.98                  $15,634
    Highest contract charges                 3,564          9.05                   32,237
    Remaining contract charges               2,354            --                   21,473
 2008  Lowest contract charges               1,983          8.02                   15,900
    Highest contract charges                 3,078          7.94                   24,441
    Remaining contract charges                  --            --                       --
EVERGREEN EMERGING MARKETS GROWTH FUND
 2009  Lowest contract charges                 124         19.86                    2,453
    Highest contract charges                   617         19.77                   12,198
    Remaining contract charges                 337            --                    6,668
EVERGREEN UTILITY & TELECOMMUNICATIONS
 FUND
 2009  Lowest contract charges                 537         13.98                    7,507
    Highest contract charges                    11         13.93                      150
    Remaining contract charges                  --            --                       --
ALGER CAPITAL APPRECIATION
 INSTITUTIONAL PORTFOLIO
 2009  Lowest contract charges              17,197          9.70                  166,730
    Highest contract charges                17,802         13.06                  232,502
    Remaining contract charges              23,295            --                  259,590
 2008  Lowest contract charges              16,384          6.52                  106,898
    Highest contract charges                 9,547          8.87                   84,665
    Remaining contract charges              13,762            --                  103,487
 2007  Lowest contract charges              13,843         11.67                  161,535
    Highest contract charges                   665         16.01                   10,639
    Remaining contract charges               4,772            --                   68,405
ALGER MIDCAP GROWTH INSTITUTIONAL FUND
 2009  Lowest contract charges              59,489          7.32                  435,437
    Highest contract charges                21,265          9.72                  206,758
    Remaining contract charges              56,981            --                  454,484
 2008  Lowest contract charges                  91          4.83                      442
    Highest contract charges                 7,760          6.50                   50,460
    Remaining contract charges              53,749            --                  271,133
 2007  Lowest contract charges              20,843         11.68                  243,513
    Highest contract charges                   532         15.96                    8,491
    Remaining contract charges                 583            --                    9,367
 2006  Lowest contract charges                  22         12.01                      264
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
EVERGREEN INTERNATIONAL EQUITY FUND
 2009  Lowest contract charges                0.50%             2.96%             14.80%
    Highest contract charges                  1.25%             2.24%             13.95%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.84%             3.27%            (42.09)%
    Highest contract charges                  1.24%             3.01%            (42.32)%
    Remaining contract charges                  --                --                 --
EVERGREEN EMERGING MARKETS GROWTH FUND
 2009  Lowest contract charges                0.09%               --              98.56%
    Highest contract charges                  1.02%               --              97.74%
    Remaining contract charges                  --                --                 --
EVERGREEN UTILITY & TELECOMMUNICATIONS
 FUND
 2009  Lowest contract charges                0.69%             2.81%             39.79%
    Highest contract charges                  0.67%             2.44%             39.33%
    Remaining contract charges                  --                --                 --
ALGER CAPITAL APPRECIATION
 INSTITUTIONAL PORTFOLIO
 2009  Lowest contract charges                0.35%             0.22%             48.60%
    Highest contract charges                  1.25%             0.27%             47.27%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%               --             (44.09)%
    Highest contract charges                  1.24%               --             (44.59)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%               --              16.69%
    Highest contract charges                  1.13%               --              29.99%
    Remaining contract charges                  --                --                 --
ALGER MIDCAP GROWTH INSTITUTIONAL FUND
 2009  Lowest contract charges                  --                --              51.40%
    Highest contract charges                  1.25%               --              49.52%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --                --             (58.74)%
    Highest contract charges                  1.24%               --             (59.26)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.30%               --              16.83%
    Highest contract charges                  1.24%               --              32.89%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.64%               --              15.34%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                           UNIT                CONTRACT
SUB-ACCOUNT                                UNITS       FAIR VALUE #         OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
ALGER SMALLCAP GROWTH INSTITUTIONAL
 FUND
 2009  Lowest contract charges                1,696         $8.17                  $13,855
    Highest contract charges                  4,325          8.01                   34,637
    Remaining contract charges                  773            --                    6,281
 2008  Lowest contract charges                  542          5.71                    3,096
    Highest contract charges                      3          5.64                       19
    Remaining contract charges                   --            --                       --
FIDELITY ADVISOR EQUITY GROWTH FUND
 2009  Lowest contract charges                4,963          7.37                   36,557
    Highest contract charges                  3,260          9.07                   29,572
    Remaining contract charges                  302            --                    2,196
 2008  Lowest contract charges                1,097          5.80                    6,361
    Highest contract charges                  2,251          7.19                   16,199
    Remaining contract charges                   62            --                      353
 2007  Lowest contract charges                  910         13.76                   12,516
    Highest contract charges                     --            --                       --
    Remaining contract charges                   --            --                       --
FIDELITY ADVISOR VALUE STRATEGIES FUND
 2009  Lowest contract charges               58,687         13.18                  773,525
    Highest contract charges                     --            --                       --
    Remaining contract charges                   --            --                       --
 2008  Lowest contract charges               43,585          8.35                  363,950
    Highest contract charges                     --            --                       --
    Remaining contract charges                   --            --                       --
 2007  Lowest contract charges               42,621         17.23                  734,416
    Highest contract charges                     --            --                       --
    Remaining contract charges                   --            --                       --
 2006  Lowest contract charges               36,925         16.45                  607,395
    Highest contract charges                     --            --                       --
    Remaining contract charges                   --            --                       --
 2005  Lowest contract charges               45,123         14.28                  644,228
    Highest contract charges                     --            --                       --
    Remaining contract charges                   --            --                       --
FIDELITY ADVISOR LEVERAGED COMPANY
 STOCK FUND
 2009  Lowest contract charges               23,243          7.49                  174,195
    Highest contract charges                 34,427          7.35                  252,937
    Remaining contract charges               83,215            --                  610,171
 2008  Lowest contract charges                6,201          4.72                   29,300
    Highest contract charges                  1,468          4.67                    6,853
    Remaining contract charges                1,496            --                    6,779

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
ALGER SMALLCAP GROWTH INSTITUTIONAL
 FUND
 2009  Lowest contract charges                0.50%               --              42.99%
    Highest contract charges                  1.24%               --              41.93%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.48%               --             (46.18)%
    Highest contract charges                    --                --             (46.59)%
    Remaining contract charges                  --                --                 --
FIDELITY ADVISOR EQUITY GROWTH FUND
 2009  Lowest contract charges                0.50%               --              27.01%
    Highest contract charges                  1.25%               --              26.07%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.48%               --             (47.31)%
    Highest contract charges                  1.25%               --             (47.71)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.23%               --              24.53%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FIDELITY ADVISOR VALUE STRATEGIES FUND
 2009  Lowest contract charges                0.35%               --              57.84%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             0.26%            (51.54)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%               --               4.75%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%               --              15.22%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.35%               --               1.85%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FIDELITY ADVISOR LEVERAGED COMPANY
 STOCK FUND
 2009  Lowest contract charges                0.50%             0.34%             58.62%
    Highest contract charges                  1.24%             0.38%             57.43%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.48%             5.36%            (54.13)%
    Highest contract charges                  1.20%             3.80%            (54.47)%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                           UNIT                CONTRACT
SUB-ACCOUNT                                UNITS       FAIR VALUE #         OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
FIDELITY ADVISOR DYNAMIC CAP
 APPRECIATION FUND
 2009  Lowest contract charges                  416         $7.79                   $3,243
    Highest contract charges                     --            --                       --
    Remaining contract charges                   --            --                       --
FEDERATED CAPITAL APPRECIATION FUND
 2009  Lowest contract charges                   51         10.12                      516
    Highest contract charges                     39          9.98                      387
    Remaining contract charges                   --            --                       --
 2008  Lowest contract charges                    9          8.94                       78
    Highest contract charges                     29          8.85                      258
    Remaining contract charges                   --            --                       --
FEDERATED EQUITY INCOME FUND, INC
 2009  Lowest contract charges                    1          9.39                        8
    Highest contract charges                  2,144          9.26                   19,853
    Remaining contract charges                   --            --                       --
FEDERATED FUND FOR U.S. GOVERNMENT
 SECURITIES FUND
 2009  Lowest contract charges                2,499         11.36                   28,394
    Highest contract charges                 14,442         11.60                  167,537
    Remaining contract charges                  525            --                    6,176
 2008  Lowest contract charges                  465         11.17                    5,193
    Highest contract charges                  2,627         11.06                   29,061
    Remaining contract charges                   --            --                       --
 2007  Lowest contract charges                  465         10.90                    5,070
    Highest contract charges                     66         10.83                      718
    Remaining contract charges                   --            --                       --
FEDERATED MID CAP GROWTH STRATEGIES
 FUND
 2009  Lowest contract charges                  258          7.52                    1,939
    Highest contract charges                  2,983          9.24                   27,551
    Remaining contract charges                  281            --                    2,630
 2008  Lowest contract charges                  179          7.22                    1,295
    Highest contract charges                  2,287          7.15                   16,345
    Remaining contract charges                   --            --                       --
 2007  Lowest contract charges                   17         12.72                      210
    Highest contract charges                     --            --                       --
    Remaining contract charges                   --            --                       --
FEDERATED HIGH INCOME BOND FUND
 2009  Lowest contract charges                2,404         11.89                   28,570
    Highest contract charges                     --            --                       --
    Remaining contract charges                   --            --                       --
 2008  Lowest contract charges                1,876          7.96                   14,938
    Highest contract charges                     --            --                       --
    Remaining contract charges                   --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
FIDELITY ADVISOR DYNAMIC CAP
 APPRECIATION FUND
 2009  Lowest contract charges                1.23%               --              33.36%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FEDERATED CAPITAL APPRECIATION FUND
 2009  Lowest contract charges                0.84%             1.28%             13.18%
    Highest contract charges                  1.16%             0.81%             12.73%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.13%             1.71%            (29.55)%
    Highest contract charges                  1.28%             3.59%            (29.84)%
    Remaining contract charges                  --                --                 --
FEDERATED EQUITY INCOME FUND, INC
 2009  Lowest contract charges                  --              0.22%             14.74%
    Highest contract charges                  1.23%             3.38%             14.28%
    Remaining contract charges                  --                --                 --
FEDERATED FUND FOR U.S. GOVERNMENT
 SECURITIES FUND
 2009  Lowest contract charges                0.74%             4.68%              5.42%
    Highest contract charges                  1.24%             4.58%              4.89%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.86%             4.74%              2.50%
    Highest contract charges                  1.23%             5.32%              2.09%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.85%             7.06%              4.82%
    Highest contract charges                  1.17%             6.38%              4.40%
    Remaining contract charges                  --                --                 --
FEDERATED MID CAP GROWTH STRATEGIES
 FUND
 2009  Lowest contract charges                0.72%             0.64%             29.89%
    Highest contract charges                  1.24%             0.31%             29.25%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.83%               --             (43.24)%
    Highest contract charges                  1.23%               --             (43.47)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.27%               --              17.04%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FEDERATED HIGH INCOME BOND FUND
 2009  Lowest contract charges                1.25%             9.20%             49.26%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.16%               --             (26.55)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
FEDERATED KAUFMAN FUND
 2009  Lowest contract charges              14,116         $7.53                 $106,246
    Highest contract charges                96,910          9.92                  960,937
    Remaining contract charges             125,106            --                1,096,725
 2008  Lowest contract charges              13,127          5.82                   76,459
    Highest contract charges                20,504          7.74                  158,751
    Remaining contract charges              35,685            --                  254,676
 2007  Lowest contract charges               6,246         10.84                   67,706
    Highest contract charges                 7,575         13.57                  102,770
    Remaining contract charges               8,837            --                  120,656
FEDERATED SHORT-TERM INCOME FUND
 2009  Lowest contract charges              43,177         12.41                  535,691
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges              13,119         11.26                  147,751
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges              11,507         11.47                  131,962
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges              13,183         11.06                  145,759
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges              12,621         10.61                  133,904
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
FEDERATED TOTAL RETURN BOND FUND
 2009  Lowest contract charges                 455         37.08                   16,884
    Highest contract charges                12,333         11.88                  146,565
    Remaining contract charges               1,838            --                   22,071
 2008  Lowest contract charges                 146         33.33                    4,865
    Highest contract charges                    47         10.76                      506
    Remaining contract charges                 249            --                    2,700
FEDERATED CLOVER VALUE FUND
 2009  Lowest contract charges                  10         10.80                      111
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
FEDERATED INTERNATIONAL LEADERS FUND
 2009  Lowest contract charges                  79          9.92                      781
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
FEDERATED KAUFMAN FUND
 2009  Lowest contract charges                0.35%             0.22%             29.23%
    Highest contract charges                  1.24%             0.31%             28.07%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%               --             (42.42)%
    Highest contract charges                  1.25%               --             (42.93)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.29%               --               6.77%
    Highest contract charges                  1.22%               --              19.90%
    Remaining contract charges                  --                --                 --
FEDERATED SHORT-TERM INCOME FUND
 2009  Lowest contract charges                0.35%             3.00%             10.16%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             4.06%             (1.79)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%             4.36%              3.72%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             4.12%              4.21%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.35%             3.24%              1.86%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FEDERATED TOTAL RETURN BOND FUND
 2009  Lowest contract charges                0.50%             4.37%             11.01%
    Highest contract charges                  1.24%             4.06%             10.18%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.49%             5.05%             (0.60)%
    Highest contract charges                  1.26%             4.96%             (1.34)%
    Remaining contract charges                  --                --                 --
FEDERATED CLOVER VALUE FUND
 2009  Lowest contract charges                0.20%             0.29%              8.03%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FEDERATED INTERNATIONAL LEADERS FUND
 2009  Lowest contract charges                0.14%             0.05%             (0.82)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH OPPORTUNITIES
 PORTFOLIO
 2009  Lowest contract charges              45,640         $8.63                 $393,966
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges              50,394          5.98                  301,600
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
FIDELITY VIP OVERSEAS PORTFOLIO
 2009  Lowest contract charges               3,723          8.97                   33,408
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               2,638          7.14                   18,840
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 2009  Lowest contract charges               7,955          8.67                   69,013
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               1,196          5.54                    6,629
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
FIDELITY VIP BALANCED PORTFOLIO
 2009  Lowest contract charges              33,506         10.28                  344,297
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges              19,925          7.29                  145,317
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
FIDELITY VIP GROWTH & INCOME PORTFOLIO
 2009  Lowest contract charges              15,628          8.52                  133,186
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges              16,564          6.81                  112,808
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
TEMPLETON DEVELOPING MARKETS TRUST
 2009  Lowest contract charges              15,979          9.46                  151,112
    Highest contract charges                22,207         13.25                  294,215
    Remaining contract charges              59,202            --                  632,723
 2008  Lowest contract charges              16,329          5.46                   89,105
    Highest contract charges                10,461          7.71                   80,693
    Remaining contract charges              46,643            --                  286,860
 2007  Lowest contract charges              14,788         11.88                  175,690
    Highest contract charges                 4,989         16.95                   84,550
    Remaining contract charges              16,500            --                  239,143

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
FIDELITY VIP GROWTH OPPORTUNITIES
 PORTFOLIO
 2009  Lowest contract charges                0.70%               --              44.23%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.70%             0.91%            (55.33)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FIDELITY VIP OVERSEAS PORTFOLIO
 2009  Lowest contract charges                0.70%             2.38%             25.65%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.70%             5.97%            (44.20)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 2009  Lowest contract charges                0.70%             1.07%             56.49%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.70%             2.18%            (51.50)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FIDELITY VIP BALANCED PORTFOLIO
 2009  Lowest contract charges                0.70%             3.79%             37.63%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.70%               --             (35.94)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FIDELITY VIP GROWTH & INCOME PORTFOLIO
 2009  Lowest contract charges                0.70%             0.05%             25.14%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.70%             2.70%            (42.11)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
TEMPLETON DEVELOPING MARKETS TRUST
 2009  Lowest contract charges                0.35%             1.97%             73.31%
    Highest contract charges                  1.25%             2.67%             71.76%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             2.85%            (54.07)%
    Highest contract charges                  1.25%             3.37%            (54.48)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%             2.59%             18.81%
    Highest contract charges                  1.23%             5.48%             27.17%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
FRANKLIN HIGH INCOME FUND
 2009  Lowest contract charges                  91        $11.11                   $1,014
    Highest contract charges                 8,656         11.85                  102,613
    Remaining contract charges               1,625            --                   18,970
 2008  Lowest contract charges               1,429          8.40                   12,006
    Highest contract charges                 1,349          8.32                   11,223
    Remaining contract charges                  96            --                      733
 2007  Lowest contract charges               1,164         10.94                   12,743
    Highest contract charges                   329         10.87                    3,572
    Remaining contract charges                  --            --                       --
FRANKLIN STRATEGIC INCOME FUND
 2009  Lowest contract charges              10,086         11.25                  113,495
    Highest contract charges                49,377         11.99                  591,957
    Remaining contract charges              12,669            --                  150,680
 2008  Lowest contract charges                 692          9.01                    6,229
    Highest contract charges                 1,188          9.67                   11,487
    Remaining contract charges                 163            --                    1,472
TEMPLETON GLOBAL BOND FUND
 2009  Lowest contract charges               7,295         13.14                   95,873
    Highest contract charges                44,414         14.34                  637,065
    Remaining contract charges               5,988            --                   77,643
 2008  Lowest contract charges               5,888         11.11                   65,430
    Highest contract charges                 5,917         12.22                   72,297
    Remaining contract charges               1,681            --                   18,532
 2007  Lowest contract charges               4,561         11.64                   53,090
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
FRANKLIN U.S. GOVERNMENT SECURITIES
 FUND
 2009  Lowest contract charges                 103         11.65                    1,204
    Highest contract charges                68,089         11.87                  808,381
    Remaining contract charges               2,228            --                   26,732
 2008  Lowest contract charges                   3         11.59                       40
    Highest contract charges                   879         11.47                   10,079
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
FRANKLIN HIGH INCOME FUND
 2009  Lowest contract charges                0.47%             8.21%             43.62%
    Highest contract charges                  1.24%             8.30%             42.54%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.85%             8.51%            (23.19)%
    Highest contract charges                  1.24%             8.52%            (23.50)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.83%             7.08%              2.31%
    Highest contract charges                  1.20%             7.06%              1.90%
    Remaining contract charges                  --                --                 --
FRANKLIN STRATEGIC INCOME FUND
 2009  Lowest contract charges                0.50%             5.27%             24.92%
    Highest contract charges                  1.24%             5.11%             23.99%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.49%            18.11%            (11.39)%
    Highest contract charges                  1.23%            10.20%            (12.05)%
    Remaining contract charges                  --                --                 --
TEMPLETON GLOBAL BOND FUND
 2009  Lowest contract charges                0.50%             4.53%             18.27%
    Highest contract charges                  1.24%             4.38%             17.39%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.49%            16.37%              5.75%
    Highest contract charges                  1.24%             8.63%              4.96%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.24%            11.59%              9.48%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FRANKLIN U.S. GOVERNMENT SECURITIES
 FUND
 2009  Lowest contract charges                0.72%             3.50%              3.99%
    Highest contract charges                  1.24%             3.97%              3.47%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --                --               5.98%
    Highest contract charges                  1.17%             1.71%              5.56%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP VALUE FUND
 2009  Lowest contract charges                   2        $35.21                      $82
    Highest contract charges                28,515         11.40                  324,988
    Remaining contract charges              55,693            --                  635,479
 2008  Lowest contract charges               5,806          9.11                   52,877
    Highest contract charges                16,421          8.77                  144,036
    Remaining contract charges              33,217            --                  290,955
 2007  Lowest contract charges                  69         13.60                      935
    Highest contract charges                 8,112         13.21                  107,191
    Remaining contract charges              23,052            --                  311,033
 2006  Lowest contract charges               2,334         13.88                   32,401
    Highest contract charges                   404         13.76                    5,567
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges                 240         11.99                    2,875
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
MUTUAL DISCOVERY FUND
 2009  Lowest contract charges                 756          9.21                    6,959
    Highest contract charges               158,860          9.07                1,441,320
    Remaining contract charges             307,608            --                2,945,676
 2008  Lowest contract charges               2,553          7.38                   18,853
    Highest contract charges                 7,663          7.60                   58,233
    Remaining contract charges             147,590            --                1,232,645
 2007  Lowest contract charges               1,927         10.11                   19,488
    Highest contract charges                47,510         12.90                  612,670
    Remaining contract charges              14,454            --                  187,606
 2006  Lowest contract charges                 134         11.77                    1,573
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
TEMPLETON GROWTH FUND
 2009  Lowest contract charges               2,380         16.81                   40,009
    Highest contract charges                32,347         10.96                  354,361
    Remaining contract charges             121,003            --                1,610,599
 2008  Lowest contract charges                  20         17.42                      357
    Highest contract charges                 8,859          8.48                   75,128
    Remaining contract charges              59,410            --                  512,439
 2007  Lowest contract charges               1,641         24.07                   39,507
    Highest contract charges                17,587         15.19                  267,157
    Remaining contract charges              32,952            --                  512,892
 2006  Lowest contract charges                  46         25.66                    1,191
    Highest contract charges                 1,056         15.05                   15,900
    Remaining contract charges               6,536            --                  100,124
 2005  Lowest contract charges               1,263         12.59                   15,911
    Highest contract charges                    16         12.51                      203
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
FRANKLIN SMALL CAP VALUE FUND
 2009  Lowest contract charges                  --              1.24%             30.99%
    Highest contract charges                  1.25%             0.62%             29.94%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             1.13%            (33.02)%
    Highest contract charges                  1.25%             1.13%            (33.62)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.31%             1.76%             (3.12)%
    Highest contract charges                  1.24%             1.91%             (3.99)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.84%             1.11%             15.82%
    Highest contract charges                  1.22%             3.02%             15.35%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             0.72%              2.70%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
MUTUAL DISCOVERY FUND
 2009  Lowest contract charges                0.35%             1.17%             20.47%
    Highest contract charges                  1.24%             1.62%             19.39%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             1.55%            (26.99)%
    Highest contract charges                  0.82%             5.08%            (24.01)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%             2.86%              1.14%
    Highest contract charges                  1.23%             6.23%              9.58%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.74%             8.59%             16.75%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
TEMPLETON GROWTH FUND
 2009  Lowest contract charges                  --              1.81%             28.81%
    Highest contract charges                  1.24%             2.40%             29.18%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --             38.80%            (43.47)%
    Highest contract charges                  1.25%             1.13%            (44.17)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              2.07%             (6.20)%
    Highest contract charges                  1.23%             3.69%              0.92%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              4.15%             11.86%
    Highest contract charges                  1.24%             3.45%             20.30%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             5.45%              6.24%
    Highest contract charges                  0.72%             1.94%              6.04%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
FRANKLIN INCOME FUND
 2009  Lowest contract charges              58,190         $9.31                 $541,469
    Highest contract charges               163,492         10.66                1,743,162
    Remaining contract charges             231,769            --                2,233,459
 2008  Lowest contract charges              40,157          6.92                  277,751
    Highest contract charges                46,054          8.00                  368,282
    Remaining contract charges             100,953            --                  747,397
 2007  Lowest contract charges              10,151         10.20                  103,541
    Highest contract charges                56,175         11.65                  654,632
    Remaining contract charges              27,011            --                  316,771
 2006  Lowest contract charges                  50         11.20                      563
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
FRANKLIN GROWTH FUND
 2009  Lowest contract charges               5,335          8.75                   46,689
    Highest contract charges                20,241         10.58                  214,105
    Remaining contract charges              16,562            --                  143,088
 2008  Lowest contract charges                 295          6.53                    1,928
    Highest contract charges                 1,329          7.98                   10,600
    Remaining contract charges                  --            --                       --
FRANKLIN TOTAL RETURN FUND
 2009  Lowest contract charges                 179         11.09                    1,989
    Highest contract charges                 4,031         11.48                   46,267
    Remaining contract charges               3,737            --                   43,816
 2008  Lowest contract charges                  28         10.07                      279
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
FRANKLIN BALANCE SHEET INVESTMENT FUND
 2009  Lowest contract charges             160,573         14.53                2,333,203
    Highest contract charges                 1,179         13.54                   15,956
    Remaining contract charges              93,534            --                1,342,227
 2008  Lowest contract charges             155,344         11.89                1,847,711
    Highest contract charges                   992         11.18                   11,088
    Remaining contract charges              86,369            --                1,015,589
 2007  Lowest contract charges             165,040         18.65                3,078,551
    Highest contract charges                 1,984         17.69                   35,110
    Remaining contract charges              77,763            --                1,436,526
 2006  Lowest contract charges             161,281         19.37                3,123,864
    Highest contract charges                 1,208         18.54                   22,394
    Remaining contract charges              68,714            --                1,319,921
 2005  Lowest contract charges             135,720         16.71                2,267,247
    Highest contract charges                   575         16.13                    9,276
    Remaining contract charges              65,031            --                1,073,575

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
FRANKLIN INCOME FUND
 2009  Lowest contract charges                0.35%             8.04%             34.54%
    Highest contract charges                  1.24%             7.68%             33.33%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             6.85%            (30.76)%
    Highest contract charges                  1.25%             7.25%            (31.38)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.44%             4.65%              2.01%
    Highest contract charges                  1.23%             5.15%              4.01%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.74%             1.85%             13.48%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FRANKLIN GROWTH FUND
 2009  Lowest contract charges                0.49%             2.73%             33.58%
    Highest contract charges                  1.24%             1.30%             32.58%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.72%             4.99%            (33.88)%
    Highest contract charges                  1.25%             1.54%            (34.22)%
    Remaining contract charges                  --                --                 --
FRANKLIN TOTAL RETURN FUND
 2009  Lowest contract charges                0.08%             1.95%             14.85%
    Highest contract charges                  1.24%             4.72%             13.99%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.59%            13.32%             (6.57)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FRANKLIN BALANCE SHEET INVESTMENT FUND
 2009  Lowest contract charges                0.35%             1.19%             22.16%
    Highest contract charges                  1.25%             1.21%             21.07%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             1.39%            (36.24)%
    Highest contract charges                  1.27%             1.44%            (36.81)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%             0.96%             (3.70)%
    Highest contract charges                  1.24%             1.19%             (4.56)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             1.41%             15.95%
    Highest contract charges                  1.25%             1.61%             14.91%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.35%             0.88%             10.52%
    Highest contract charges                  1.23%             0.72%              9.53%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
MUTUAL BEACON FUND
 2009  Lowest contract charges              39,964         $8.14                 $325,125
    Highest contract charges                23,825          8.72                  207,677
    Remaining contract charges              12,811            --                  107,182
 2008  Lowest contract charges              40,308          5.77                  232,680
    Highest contract charges                 7,116          6.83                   48,574
    Remaining contract charges              12,001            --                   82,336
 2007  Lowest contract charges              37,344          9.75                  363,987
    Highest contract charges                 2,464         11.61                   28,619
    Remaining contract charges               5,030            --                   58,776
 2006  Lowest contract charges                 134         11.45                    1,531
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
FRANKLIN MUTUAL SHARES FUND
 2009  Lowest contract charges               4,617         13.64                   62,951
    Highest contract charges                37,038         12.36                  457,665
    Remaining contract charges             247,943            --                3,019,513
 2008  Lowest contract charges               3,961         10.67                   42,251
    Highest contract charges                31,658          9.79                  309,849
    Remaining contract charges             210,484            --                2,034,352
 2007  Lowest contract charges               3,085         17.23                   53,162
    Highest contract charges                29,452         16.01                  471,581
    Remaining contract charges             172,223            --                2,836,981
 2006  Lowest contract charges               1,082         16.73                   18,096
    Highest contract charges                10,793         15.75                  169,946
    Remaining contract charges             142,602            --                2,306,405
 2005  Lowest contract charges               1,155         14.18                   16,384
    Highest contract charges                 5,546         13.51                   74,945
    Remaining contract charges             129,027            --                1,779,050
FRANKLIN SMALL-MID CAP GROWTH FUND
 2009  Lowest contract charges               1,375          8.74                   12,017
    Highest contract charges                11,588         11.63                  134,708
    Remaining contract charges             126,815            --                1,306,576
 2008  Lowest contract charges               4,997          6.11                   30,504
    Highest contract charges                15,594          8.22                  128,208
    Remaining contract charges             142,755            --                  917,227
 2007  Lowest contract charges               1,123         10.62                   11,929
    Highest contract charges                18,020         14.48                  260,979
    Remaining contract charges             107,389            --                1,411,366
 2006  Lowest contract charges               1,980          9.51                   18,829
    Highest contract charges                12,829         13.13                  168,471
    Remaining contract charges              98,108            --                1,175,717
 2005  Lowest contract charges                 921          8.84                    8,147
    Highest contract charges                 8,770         12.37                  108,461
    Remaining contract charges              83,089            --                1,028,134

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
MUTUAL BEACON FUND
 2009  Lowest contract charges                0.05%             0.47%             28.85%
    Highest contract charges                  1.25%             2.59%             27.70%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.50%             0.20%            (40.78)%
    Highest contract charges                  1.25%             0.21%            (41.22)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.44%             3.41%             (2.30)%
    Highest contract charges                  1.23%             6.29%              1.40%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.70%             6.59%             14.93%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FRANKLIN MUTUAL SHARES FUND
 2009  Lowest contract charges                  --              2.37%             27.84%
    Highest contract charges                  1.25%             2.30%             26.25%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              1.04%            (38.10)%
    Highest contract charges                  1.25%             1.31%            (38.87)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              2.89%              2.97%
    Highest contract charges                  1.24%             4.07%              1.69%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              1.91%             17.98%
    Highest contract charges                  1.25%             2.10%             16.51%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              0.41%              9.98%
    Highest contract charges                  1.24%             1.87%              8.62%
    Remaining contract charges                  --                --                 --
FRANKLIN SMALL-MID CAP GROWTH FUND
 2009  Lowest contract charges                  --                --              43.17%
    Highest contract charges                  1.25%               --              41.40%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --                --             (42.51)%
    Highest contract charges                  1.25%               --             (43.23)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --              11.67%
    Highest contract charges                  1.25%               --              10.28%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --                --               7.52%
    Highest contract charges                  1.25%               --               6.19%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              0.21%             10.55%
    Highest contract charges                  1.24%             0.19%              9.17%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON CONSERVATIVE TARGET
 2009  Lowest contract charges               4,563        $10.39                  $47,430
    Highest contract charges                34,712         11.33                  393,260
    Remaining contract charges              98,751            --                1,023,602
 2008  Lowest contract charges               1,742          8.72                   15,186
    Highest contract charges                18,722          9.59                  179,483
    Remaining contract charges              15,509            --                  141,330
 2007  Lowest contract charges                  18         10.34                      189
    Highest contract charges                   840         11.48                    9,638
    Remaining contract charges                  --            --                       --
FRANKLIN TEMPLETON GROWTH TARGET FUND
 2009  Lowest contract charges              14,253          9.30                  132,619
    Highest contract charges                65,323         10.75                  701,999
    Remaining contract charges             153,268            --                1,489,304
 2008  Lowest contract charges              11,340          7.12                   80,778
    Highest contract charges                30,885          8.30                  256,390
    Remaining contract charges              55,556            --                  449,668
 2007  Lowest contract charges                  38         10.32                      391
    Highest contract charges                11,494         12.14                  139,528
    Remaining contract charges                 204            --                    2,486
 2006  Lowest contract charges                  87         11.12                      971
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
FRANKLIN TEMPLETON MODERATE TARGET
 FUND
 2009  Lowest contract charges               8,136         10.09                   82,062
    Highest contract charges               132,208         11.26                1,488,925
    Remaining contract charges             182,435            --                1,938,418
 2008  Lowest contract charges               6,416          8.12                   52,088
    Highest contract charges                59,523          9.15                  544,419
    Remaining contract charges              90,071            --                  818,016
 2007  Lowest contract charges               2,305         10.34                   23,831
    Highest contract charges                35,306         11.76                  415,054
    Remaining contract charges                 683            --                    8,088
 2006  Lowest contract charges                 857         10.88                    9,321
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
FRANKLIN TEMPLETON CONSERVATIVE TARGET
 2009  Lowest contract charges                0.35%             2.36%             19.25%
    Highest contract charges                  1.25%             2.28%             18.18%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             4.18%            (15.71)%
    Highest contract charges                  1.22%             6.39%            (16.46)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.04%             7.26%              3.41%
    Highest contract charges                  1.24%             4.98%              6.94%
    Remaining contract charges                  --                --                 --
FRANKLIN TEMPLETON GROWTH TARGET FUND
 2009  Lowest contract charges                0.35%             2.01%             30.63%
    Highest contract charges                  1.25%             2.14%             29.46%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             1.99%            (30.99)%
    Highest contract charges                  1.24%             3.14%            (31.61)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.11%             4.76%              3.23%
    Highest contract charges                  1.24%             6.00%              9.21%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.72%             8.52%             11.36%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FRANKLIN TEMPLETON MODERATE TARGET
 FUND
 2009  Lowest contract charges                0.35%             2.08%             24.24%
    Highest contract charges                  1.25%             2.37%             23.13%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             2.47%            (21.49)%
    Highest contract charges                  1.25%             3.41%            (22.20)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%             3.13%              3.41%
    Highest contract charges                  1.22%            12.46%              8.04%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.71%            11.59%              9.17%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
TEMPLETON FOREIGN FUND
 2009  Lowest contract charges               9,711        $17.52                 $170,113
    Highest contract charges                22,645         16.19                  366,564
    Remaining contract charges             184,528            --                3,004,943
 2008  Lowest contract charges               9,666         11.70                  113,078
    Highest contract charges                16,555         10.95                  181,231
    Remaining contract charges             161,510            --                1,848,880
 2007  Lowest contract charges              10,883         21.70                  236,170
    Highest contract charges                 9,311         20.56                  191,446
    Remaining contract charges             160,998            --                3,440,620
 2006  Lowest contract charges              13,170         18.51                  243,752
    Highest contract charges                 4,998         17.76                   88,746
    Remaining contract charges             174,594            --                3,200,989
 2005  Lowest contract charges              11,230         15.43                  173,314
    Highest contract charges                 3,613         14.99                   54,163
    Remaining contract charges             196,249            --                3,040,094
FRANKLIN SMALL-MID CAP GROWTH
 SECURITIES FUND
 2009  Lowest contract charges               2,142          9.64                   20,645
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               2,142          6.74                   14,441
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
GE PREMIER GROWTH EQUITY FUND
 2009  Lowest contract charges                   2         19.22                       47
    Highest contract charges                   776          9.59                    7,440
    Remaining contract charges               2,958            --                   31,750
 2008  Lowest contract charges                 573          7.81                    4,468
    Highest contract charges                   244          7.01                    1,712
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                 595         12.39                    7,375
    Highest contract charges                   130         11.16                    1,448
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges                  72         11.90                      856
    Highest contract charges                    34         10.77                      366
    Remaining contract charges                  --            --                       --
GOLDMAN SACHS BALANCED FUND
 2009  Lowest contract charges                  42         18.03                      748
    Highest contract charges                 5,953         10.42                   62,047
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                 316          8.52                    2,691
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
TEMPLETON FOREIGN FUND
 2009  Lowest contract charges                  --              1.81%             49.73%
    Highest contract charges                  1.25%             1.88%             47.87%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              3.12%            (38.53)%
    Highest contract charges                  1.25%             4.45%            (46.76)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.41%             17.25%
    Highest contract charges                  1.24%             1.94%             15.79%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              2.29%             19.93%
    Highest contract charges                  1.24%             2.00%             18.44%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              2.18%             10.63%
    Highest contract charges                  1.24%             2.25%              9.26%
    Remaining contract charges                  --                --                 --
FRANKLIN SMALL-MID CAP GROWTH
 SECURITIES FUND
 2009  Lowest contract charges                0.70%               --              42.94%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.70%               --             (42.75)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
GE PREMIER GROWTH EQUITY FUND
 2009  Lowest contract charges                  --              1.44%             38.17%
    Highest contract charges                  1.24%             0.38%             36.81%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.85%             0.04%            (36.94)%
    Highest contract charges                  1.25%             0.07%            (37.19)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.83%               --               4.09%
    Highest contract charges                  1.26%               --               3.68%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.79%               --               7.74%
    Highest contract charges                  1.10%               --               7.31%
    Remaining contract charges                  --                --                 --
GOLDMAN SACHS BALANCED FUND
 2009  Lowest contract charges                1.03%             5.57%             22.50%
    Highest contract charges                  1.24%             4.47%             22.26%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.23%             5.73%            (24.24)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
GOLDMAN SACHS CAPITAL GROWTH FUND
 2009  Lowest contract charges                 963         $9.76                   $9,399
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                 707          6.67                    4,709
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                 182         11.80                    2,147
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
GOLDMAN SACHS CORE FIXED INCOME FUND
 2009  Lowest contract charges               3,288         10.91                   35,880
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                 922          9.53                    8,798
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                 178         10.85                    1,935
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
GOLDMAN SACHS STRUCTURED U.S. EQUITY
 FUND
 2009  Lowest contract charges                  25          7.97                      195
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                   3          6.67                       22
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
GOLDMAN SACHS GOVERNMENT INCOME FUND
 2009  Lowest contract charges                 498         15.07                    7,506
    Highest contract charges                25,724         11.66                  299,978
    Remaining contract charges              97,743            --                1,135,336
 2008  Lowest contract charges                  39         11.12                      431
    Highest contract charges                 5,249         11.30                   59,323
    Remaining contract charges               5,048            --                   56,768
 2007  Lowest contract charges               1,532         10.97                   16,798
    Highest contract charges                   509         10.90                    5,545
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
GOLDMAN SACHS CAPITAL GROWTH FUND
 2009  Lowest contract charges                1.25%               --              46.38%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.25%               --             (43.52)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.24%               --               8.22%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
GOLDMAN SACHS CORE FIXED INCOME FUND
 2009  Lowest contract charges                1.24%             3.67%             14.51%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.24%             4.70%            (12.16)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.20%             5.60%              5.09%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
GOLDMAN SACHS STRUCTURED U.S. EQUITY
 FUND
 2009  Lowest contract charges                0.98%             3.04%             19.39%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              9.83%            (38.45)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
GOLDMAN SACHS GOVERNMENT INCOME FUND
 2009  Lowest contract charges                  --              2.20%             (0.07)%
    Highest contract charges                  1.24%             2.66%              3.29%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              8.98%              5.02%
    Highest contract charges                  1.24%             4.28%              3.71%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.82%             4.54%              6.12%
    Highest contract charges                  1.07%             6.62%              5.70%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
GOLDMAN SACHS GROWTH & INCOME FUND
 2009  Lowest contract charges              91,183         $7.15                 $651,701
    Highest contract charges                16,215          8.62                  139,788
    Remaining contract charges               5,746            --                   50,254
 2008  Lowest contract charges              83,237          6.07                  505,564
    Highest contract charges                 2,046          7.38                   15,104
    Remaining contract charges               3,118            --                   23,255
 2007  Lowest contract charges               1,979         11.66                   23,075
    Highest contract charges                60,476         11.59                  700,861
    Remaining contract charges                  --            --                       --
GOLDMAN SACHS GROWTH OPPORTUNITIES
 FUND
 2009  Lowest contract charges              11,444          9.71                  111,166
    Highest contract charges                 2,151         11.70                   25,164
    Remaining contract charges               1,076            --                   10,322
 2008  Lowest contract charges                 311          6.20                    1,928
    Highest contract charges                 1,200          7.52                    9,022
    Remaining contract charges                 461            --                    2,839
 2007  Lowest contract charges                 351         12.73                    4,472
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
GOLDMAN SACHS CONCENTRATED
 INTERNATIONAL EQUITY FUND
 2009  Lowest contract charges                 182          6.84                    1,245
    Highest contract charges                    20          8.47                      173
    Remaining contract charges                  --            --                       --
GOLDMAN SACHS MID CAP VALUE FUND
 2009  Lowest contract charges                 577         37.49                   21,633
    Highest contract charges                43,098         14.44                  622,466
    Remaining contract charges             172,025            --                3,179,492
 2008  Lowest contract charges              42,481         22.06                  937,124
    Highest contract charges                40,959         11.02                  451,418
    Remaining contract charges             112,816            --                1,296,283
 2007  Lowest contract charges              40,131         35.35                1,418,630
    Highest contract charges                35,767         17.64                  630,855
    Remaining contract charges              69,626            --                1,272,793
 2006  Lowest contract charges              23,232         18.11                  420,808
    Highest contract charges                 1,938         17.36                   33,629
    Remaining contract charges              20,995            --                  376,659
 2005  Lowest contract charges               1,476         15.43                   22,775
    Highest contract charges                    24         15.20                      365
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
GOLDMAN SACHS GROWTH & INCOME FUND
 2009  Lowest contract charges                0.50%             1.79%             17.67%
    Highest contract charges                  1.24%             1.80%             16.79%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.50%             5.35%            (35.83)%
    Highest contract charges                  1.26%             1.47%            (36.31)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.83%             1.41%              0.56%
    Highest contract charges                  1.24%             2.07%              0.16%
    Remaining contract charges                  --                --                 --
GOLDMAN SACHS GROWTH OPPORTUNITIES
 FUND
 2009  Lowest contract charges                0.50%               --              56.80%
    Highest contract charges                  1.25%               --              55.63%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.44%               --             (40.50)%
    Highest contract charges                  1.24%               --             (40.95)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.24%               --              17.85%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
GOLDMAN SACHS CONCENTRATED
 INTERNATIONAL EQUITY FUND
 2009  Lowest contract charges                0.75%             5.11%             25.99%
    Highest contract charges                  0.91%             4.14%             25.36%
    Remaining contract charges                  --                --                 --
GOLDMAN SACHS MID CAP VALUE FUND
 2009  Lowest contract charges                  --              0.97%             32.70%
    Highest contract charges                  1.25%             1.11%             31.05%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              0.96%            (37.60)%
    Highest contract charges                  1.25%             0.85%            (37.52)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.73%             (8.49)%
    Highest contract charges                  1.24%             1.14%              1.63%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             1.78%             15.21%
    Highest contract charges                  1.24%             1.14%             14.18%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             1.12%              2.82%
    Highest contract charges                  1.09%             2.19%              2.63%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
GOLDMAN SACHS SMALL CAP VALUE FUND
 2009  Lowest contract charges              68,590         $8.23                 $564,778
    Highest contract charges                32,657          9.34                  305,065
    Remaining contract charges              79,874            --                  666,469
 2008  Lowest contract charges                 105          6.45                      678
    Highest contract charges                 7,991          7.41                   59,185
    Remaining contract charges              33,634            --                  221,083
 2007  Lowest contract charges              15,331          8.83                  135,399
    Highest contract charges                 5,030         10.30                   51,832
    Remaining contract charges               2,882            --                   29,910
GOLDMAN SACHS STRATEGIC GROWTH FUND
 2009  Lowest contract charges                   1         10.07                        8
    Highest contract charges                   308          9.92                    3,055
    Remaining contract charges                  --            --                       --
GOLDMAN SACHS HIGH YIELD FUND
 2009  Lowest contract charges               4,696         12.71                   59,675
    Highest contract charges                 9,186         11.75                  107,906
    Remaining contract charges              43,988            --                  499,113
 2008  Lowest contract charges               3,376          5.05                   17,047
    Highest contract charges                 5,005          7.93                   39,690
    Remaining contract charges              26,545            --                  218,014
 2007  Lowest contract charges               2,694          7.62                   20,525
    Highest contract charges                 4,025         11.13                   44,788
    Remaining contract charges              22,698            --                  260,589
 2006  Lowest contract charges                 581          8.11                    4,711
    Highest contract charges                 1,792         11.08                   19,850
    Remaining contract charges              17,924            --                  204,331
 2005  Lowest contract charges                  50         10.29                      512
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
GOLDMAN SACHS LARGE CAP VALUE FUND
 2009  Lowest contract charges               3,007          7.41                   22,292
    Highest contract charges                 6,214          7.32                   45,468
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                 162          5.94                      967
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
GOLDMAN SACHS SMALL/MID CAP GROWTH
 FUND
 2009  Lowest contract charges               4,974         18.64                   92,731
    Highest contract charges                 2,558         18.57                   47,495
    Remaining contract charges               1,371            --                   25,493

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
GOLDMAN SACHS SMALL CAP VALUE FUND
 2009  Lowest contract charges                  --              1.07%             27.71%
    Highest contract charges                  1.24%             1.06%             26.12%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              1.11%            (27.22)%
    Highest contract charges                  1.25%             0.33%            (28.12)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.29%               --             (11.68)%
    Highest contract charges                  1.32%               --              (6.88)%
    Remaining contract charges                  --                --                 --
GOLDMAN SACHS STRATEGIC GROWTH FUND
 2009  Lowest contract charges                  --                --              42.26%
    Highest contract charges                  1.23%             0.15%             41.69%
    Remaining contract charges                  --                --                 --
GOLDMAN SACHS HIGH YIELD FUND
 2009  Lowest contract charges                  --              9.23%             50.13%
    Highest contract charges                  1.25%             8.85%             48.27%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              8.33%            (33.73)%
    Highest contract charges                  1.25%             8.32%            (28.74)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              8.03%             (6.04)%
    Highest contract charges                  1.24%             8.09%              0.44%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              8.43%              3.18%
    Highest contract charges                  1.23%             9.16%              9.91%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.75%             7.73%              0.98%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
GOLDMAN SACHS LARGE CAP VALUE FUND
 2009  Lowest contract charges                0.74%             1.51%             23.83%
    Highest contract charges                  1.24%             2.39%             23.22%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.16%             8.99%            (38.07)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
GOLDMAN SACHS SMALL/MID CAP GROWTH
 FUND
 2009  Lowest contract charges                0.61%               --              86.44%
    Highest contract charges                  1.03%               --              85.68%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
JOHN HANCOCK SMALL CAP EQUITY FUND
 2009  Lowest contract charges               1,394        $10.46                  $14,581
    Highest contract charges                 5,870          9.48                   55,635
    Remaining contract charges             127,051            --                1,249,136
 2008  Lowest contract charges                 354          7.07                    2,505
    Highest contract charges                11,806          6.49                   76,574
    Remaining contract charges             121,149            --                  814,969
 2007  Lowest contract charges                 592         12.70                    7,517
    Highest contract charges                10,902         11.80                  128,612
    Remaining contract charges             113,130            --                1,356,979
 2006  Lowest contract charges               4,435         12.52                   55,513
    Highest contract charges                10,528         11.78                  123,984
    Remaining contract charges             119,606            --                1,419,522
 2005  Lowest contract charges               5,888         11.72                   68,984
    Highest contract charges                 7,792         11.16                   86,962
    Remaining contract charges             105,529            --                1,181,063
HARTFORD ADVISERS HLS FUND
 2009  Lowest contract charges                  --          7.99                       --
    Highest contract charges                   461          9.99                    4,601
    Remaining contract charges             792,266            --                7,918,371
 2008  Lowest contract charges                  --          6.13                       --
    Highest contract charges                   182          7.78                    1,412
    Remaining contract charges             862,616            --                6,721,646
 2007  Lowest contract charges             362,272         12.26                4,442,024
    Highest contract charges                    13         11.55                      146
    Remaining contract charges             151,164            --                1,453,797
 2006  Lowest contract charges               3,473          8.41                   29,219
    Highest contract charges                26,191         12.02                  314,863
    Remaining contract charges             467,328            --                5,039,472
 2005  Lowest contract charges               2,588          7.60                   19,666
    Highest contract charges                22,512         11.00                  247,542
    Remaining contract charges             436,020            --                4,483,080

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
JOHN HANCOCK SMALL CAP EQUITY FUND
 2009  Lowest contract charges                  --                --              47.98%
    Highest contract charges                  1.25%               --              46.14%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --                --             (44.33)%
    Highest contract charges                  1.25%               --             (45.02)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --               1.43%
    Highest contract charges                  1.25%               --               0.17%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --                --               6.84%
    Highest contract charges                  1.25%               --               5.51%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --                --               8.23%
    Highest contract charges                  1.24%               --               6.89%
    Remaining contract charges                  --                --                 --
HARTFORD ADVISERS HLS FUND
 2009  Lowest contract charges                  --                --              30.29%
    Highest contract charges                  1.25%             2.63%             28.35%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --                --             (31.64)%
    Highest contract charges                  1.25%             5.52%            (32.66)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.50%             2.29%              6.10%
    Highest contract charges                  1.19%            12.49%              5.05%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              2.78%             10.70%
    Highest contract charges                  1.25%             2.59%              9.33%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              3.68%              7.24%
    Highest contract charges                  1.24%             4.05%              5.90%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
HARTFORD TOTAL RETURN BOND HLS FUND
 2009  Lowest contract charges             101,186        $10.99               $1,112,227
    Highest contract charges                75,972         13.37                1,015,493
    Remaining contract charges           1,047,528            --               12,376,980
 2008  Lowest contract charges                 158          9.58                    1,509
    Highest contract charges                73,890         11.77                  869,550
    Remaining contract charges           1,021,010            --               10,746,625
 2007  Lowest contract charges              23,464         11.15                  261,525
    Highest contract charges                53,428         12.90                  689,202
    Remaining contract charges             710,759            --                7,892,598
 2006  Lowest contract charges                  36         11.24                      408
    Highest contract charges                33,412         12.48                  416,950
    Remaining contract charges             614,005            --                6,386,607
 2005  Lowest contract charges              15,621          7.50                  117,199
    Highest contract charges                23,637         12.06                  284,996
    Remaining contract charges             644,055            --                5,909,345
HARTFORD CAPITAL APPRECIATION HLS FUND
 2009  Lowest contract charges              26,385         22.30                  588,503
    Highest contract charges                90,229         16.17                1,459,078
    Remaining contract charges           1,738,785            --               24,766,602
 2008  Lowest contract charges              30,602         15.31                  468,587
    Highest contract charges               105,351         11.24                1,184,228
    Remaining contract charges           1,821,136            --               17,810,285
 2007  Lowest contract charges              28,702         28.14                  807,786
    Highest contract charges                95,577         20.92                1,999,641
    Remaining contract charges           1,091,640            --               23,898,129
 2006  Lowest contract charges              25,295         24.09                  609,349
    Highest contract charges                81,866         18.13                1,484,519
    Remaining contract charges           1,054,010            --               20,070,548
 2005  Lowest contract charges              24,527         20.66                  506,677
    Highest contract charges                60,900         15.75                  958,902
    Remaining contract charges             907,404            --               15,688,895

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
HARTFORD TOTAL RETURN BOND HLS FUND
 2009  Lowest contract charges                  --              6.90%             14.72%
    Highest contract charges                  1.24%             4.07%             13.58%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --             58.83%             (7.86)%
    Highest contract charges                  1.25%             7.83%             (8.77)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --             16.49%             (0.82)%
    Highest contract charges                  1.24%             6.02%              3.37%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --             31.32%             (0.27)%
    Highest contract charges                  1.25%             5.78%              3.50%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              5.61%              2.45%
    Highest contract charges                  1.24%             7.70%              1.18%
    Remaining contract charges                  --                --                 --
HARTFORD CAPITAL APPRECIATION HLS FUND
 2009  Lowest contract charges                  --              0.88%             45.67%
    Highest contract charges                  1.25%             0.93%             43.86%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              1.97%            (45.59)%
    Highest contract charges                  1.25%             1.89%            (46.27)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.13%             16.83%
    Highest contract charges                  1.25%             0.13%             15.38%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              1.59%             16.62%
    Highest contract charges                  1.25%             1.57%             15.17%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              0.92%             15.55%
    Highest contract charges                  1.24%             1.15%             14.11%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
 2009  Lowest contract charges             297,830         $3.56               $1,061,279
    Highest contract charges               112,050         10.05                1,125,965
    Remaining contract charges           1,047,210            --                7,753,486
 2008  Lowest contract charges             294,938          2.86                  842,957
    Highest contract charges                47,230          8.18                  386,423
    Remaining contract charges           1,000,747            --                6,381,866
 2007  Lowest contract charges             371,850          4.23                1,572,885
    Highest contract charges                 4,616         12.29                   56,743
    Remaining contract charges           1,024,150            --                8,136,273
 2006  Lowest contract charges             402,975          3.91                1,574,554
    Highest contract charges                62,620         14.62                  915,770
    Remaining contract charges           1,008,151            --                6,368,989
 2005  Lowest contract charges             414,211          3.25                1,344,677
    Highest contract charges                42,791         12.30                  526,464
    Remaining contract charges           1,218,431            --                5,411,231
HARTFORD GLOBAL ADVISERS HLS FUND
 2009  Lowest contract charges                 183         10.42                    1,904
    Highest contract charges                 9,290          1.57                   14,586
    Remaining contract charges               1,829            --                   21,422
 2008  Lowest contract charges                 170          8.50                    1,446
    Highest contract charges                 7,786          1.30                   10,104
    Remaining contract charges              17,663            --                   83,975
 2007  Lowest contract charges               7,710          1.59                   12,227
    Highest contract charges                 1,631          1.95                    3,176
    Remaining contract charges               7,223            --                  100,573
 2006  Lowest contract charges               6,700         12.04                   80,696
    Highest contract charges                   694          1.69                    1,174
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges                  11         11.16                      128
    Highest contract charges                    81          1.57                      127
    Remaining contract charges                  --            --                       --
HARTFORD GLOBAL EQUITY HLS FUND
 2009  Lowest contract charges               4,643          9.25                   42,922
    Highest contract charges                 3,565          9.08                   32,375
    Remaining contract charges              37,808            --                  346,089
 2008  Lowest contract charges               3,789          6.50                   24,648
    Highest contract charges                 3,554          6.47                   22,996
    Remaining contract charges              35,574            --                  230,744

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
 2009  Lowest contract charges                  --              2.36%             24.68%
    Highest contract charges                  1.25%             2.68%             22.82%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              2.24%            (32.43)%
    Highest contract charges                  1.24%             4.40%            (33.44)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.71%              8.26%
    Highest contract charges                  1.23%             3.16%              6.64%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              1.82%             20.36%
    Highest contract charges                  1.25%             2.10%             18.87%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              1.85%              5.96%
    Highest contract charges                  1.24%             2.31%              4.64%
    Remaining contract charges                  --                --                 --
HARTFORD GLOBAL ADVISERS HLS FUND
 2009  Lowest contract charges                  --                --              22.50%
    Highest contract charges                  1.25%               --              20.98%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --             26.18%            (37.52)%
    Highest contract charges                  1.24%             7.91%            (33.34)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%             4.01%             16.18%
    Highest contract charges                  1.24%             1.19%             15.14%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.85%             3.49%              7.91%
    Highest contract charges                  1.27%             4.80%              7.48%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.48%             6.04%              4.19%
    Highest contract charges                  0.69%            13.82%              4.00%
    Remaining contract charges                  --                --                 --
HARTFORD GLOBAL EQUITY HLS FUND
 2009  Lowest contract charges                  --              1.13%             42.13%
    Highest contract charges                  1.25%             1.07%             40.36%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              1.18%            (34.95)%
    Highest contract charges                  0.52%             1.01%            (35.29)%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
 2009  Lowest contract charges               2,235        $18.49                  $41,313
    Highest contract charges                 2,572         10.58                   27,205
    Remaining contract charges              67,370            --                1,016,822
 2008  Lowest contract charges               3,555         15.06                   53,545
    Highest contract charges                 1,171          8.75                   10,247
    Remaining contract charges              60,911            --                  780,266
 2007  Lowest contract charges               2,526         20.24                   51,123
    Highest contract charges                 1,084         11.93                   12,935
    Remaining contract charges              46,292            --                  840,997
 2006  Lowest contract charges               3,430         19.07                   65,415
    Highest contract charges                 3,908         14.89                   58,170
    Remaining contract charges              33,807            --                  614,681
 2005  Lowest contract charges               8,372         17.15                  143,592
    Highest contract charges                 2,807         13.56                   38,054
    Remaining contract charges              28,043            --                  410,347
HARTFORD GLOBAL GROWTH HLS FUND
 2009  Lowest contract charges               2,038          7.20                   14,670
    Highest contract charges                 1,153          8.69                   10,019
    Remaining contract charges                 962            --                    6,881
 2008  Lowest contract charges                 410          5.33                    2,185
    Highest contract charges                   434          6.50                    2,824
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                   8         13.88                      114
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
HARTFORD DISCIPLINED EQUITY HLS FUND
 2009  Lowest contract charges                 265          9.09                    2,413
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                 110          7.34                      807
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
 2009  Lowest contract charges                  --              0.38%             22.72%
    Highest contract charges                  1.25%             0.39%             20.89%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              0.57%            (25.56)%
    Highest contract charges                  1.25%             0.25%            (26.67)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.11%              6.12%
    Highest contract charges                  1.23%               --               4.54%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              0.07%             11.19%
    Highest contract charges                  1.25%             0.07%              9.80%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              0.07%             12.43%
    Highest contract charges                  1.24%             0.10%             11.03%
    Remaining contract charges                  --                --                 --
HARTFORD GLOBAL GROWTH HLS FUND
 2009  Lowest contract charges                0.50%             0.63%             34.63%
    Highest contract charges                  1.25%             0.57%             33.62%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.77%               --             (52.93)%
    Highest contract charges                  1.23%             2.00%            (53.17)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.53%               --              23.19%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
HARTFORD DISCIPLINED EQUITY HLS FUND
 2009  Lowest contract charges                1.25%             1.70%             23.78%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.22%             1.86%            (38.21)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
HARTFORD GROWTH HLS FUND
 2009  Lowest contract charges               2,938        $10.07                  $29,583
    Highest contract charges                 2,295          9.45                   21,695
    Remaining contract charges              28,054            --                  281,682
 2008  Lowest contract charges                 861          7.53                    6,488
    Highest contract charges                   203          7.15                    1,452
    Remaining contract charges              21,320            --                  165,073
 2007  Lowest contract charges              11,935         13.58                  162,062
    Highest contract charges                 2,059         12.34                   25,414
    Remaining contract charges                 449            --                    5,631
 2006  Lowest contract charges               4,058         11.73                   47,591
    Highest contract charges                 1,797         10.70                   19,237
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges                 239         11.31                    2,706
    Highest contract charges                    29         10.36                      301
    Remaining contract charges                  --            --                       --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 2009  Lowest contract charges                 273         22.00                    6,003
    Highest contract charges                74,699          9.74                  727,485
    Remaining contract charges             116,557            --                1,042,384
 2008  Lowest contract charges                 193         17.05                    3,291
    Highest contract charges                25,546          7.63                  194,851
    Remaining contract charges              62,103            --                  453,925
 2007  Lowest contract charges                   7         32.75                      227
    Highest contract charges                 1,157         14.25                   16,494
    Remaining contract charges              25,791            --                  379,114
 2006  Lowest contract charges               1,925         12.22                   23,517
    Highest contract charges                 1,293         12.15                   15,707
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges                  12         10.98                      129
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
HARTFORD GROWTH HLS FUND
 2009  Lowest contract charges                  --              0.54%             33.67%
    Highest contract charges                  1.24%             0.25%             32.23%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              1.42%            (43.76)%
    Highest contract charges                  1.24%               --             (42.65)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.84%             0.02%             15.79%
    Highest contract charges                  1.25%             0.02%             15.33%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.85%             0.13%              3.73%
    Highest contract charges                  1.21%             0.46%              3.31%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.82%               --               3.78%
    Highest contract charges                  1.10%               --               4.07%
    Remaining contract charges                  --                --                 --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 2009  Lowest contract charges                  --              0.60%             29.01%
    Highest contract charges                  1.25%             0.36%             27.68%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              1.28%            (47.93)%
    Highest contract charges                  1.24%             0.23%            (46.48)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.15%              8.71%
    Highest contract charges                  1.23%             0.03%             27.72%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.84%             3.16%             11.11%
    Highest contract charges                  1.25%             2.59%             10.66%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.68%             1.51%              9.81%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND
 2009  Lowest contract charges              63,189         $1.85                 $116,679
    Highest contract charges                13,740          9.00                  123,638
    Remaining contract charges           1,378,972            --                7,538,416
 2008  Lowest contract charges              43,988          1.46                   64,388
    Highest contract charges                 4,889          7.24                   35,408
    Remaining contract charges           1,257,054            --                6,023,790
 2007  Lowest contract charges              40,807          2.33                   94,979
    Highest contract charges                    37         11.69                      431
    Remaining contract charges           1,123,933            --                6,681,695
 2006  Lowest contract charges              80,493          2.21                  178,087
    Highest contract charges                22,763         12.79                  291,150
    Remaining contract charges           1,034,535            --                5,562,083
 2005  Lowest contract charges             160,752          1.92                  308,048
    Highest contract charges                16,751         11.22                  187,913
    Remaining contract charges           1,158,297            --                4,974,524
HARTFORD INTERNATIONAL GROWTH HLS FUND
 2009  Lowest contract charges               4,052          7.41                   30,025
    Highest contract charges                 7,286          9.06                   65,985
    Remaining contract charges               6,120            --                   58,720
 2008  Lowest contract charges               3,103          7.22                   22,415
    Highest contract charges                 7,126          7.13                   50,782
    Remaining contract charges               2,063            --                   16,203
 2007  Lowest contract charges               4,259         16.77                   71,431
    Highest contract charges                 1,605         16.70                   26,797
    Remaining contract charges               1,770            --                   32,442
 2006  Lowest contract charges               4,082         13.58                   55,450
    Highest contract charges                 1,649         13.64                   22,506
    Remaining contract charges               1,758            --                   26,220
 2005  Lowest contract charges                 539         12.12                    6,538
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 2009  Lowest contract charges               1,153         10.81                   12,463
    Highest contract charges                 8,221         11.17                   91,808
    Remaining contract charges             124,164            --                1,323,546
 2008  Lowest contract charges               1,254          8.14                   10,205
    Highest contract charges                 2,588          8.49                   21,980
    Remaining contract charges             149,108            --                1,203,523
 2007  Lowest contract charges                 105         14.93                    1,578
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
HARTFORD INDEX HLS FUND
 2009  Lowest contract charges                  --              2.37%             26.15%
    Highest contract charges                  1.25%             2.45%             24.25%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              2.30%            (37.11)%
    Highest contract charges                  1.23%             5.12%            (38.05)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.60%              5.20%
    Highest contract charges                  1.15%             4.87%              3.64%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              1.77%             15.46%
    Highest contract charges                  1.25%             1.99%             14.02%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              1.68%              4.50%
    Highest contract charges                  1.24%             3.00%              3.21%
    Remaining contract charges                  --                --                 --
HARTFORD INTERNATIONAL GROWTH HLS FUND
 2009  Lowest contract charges                  --                --              26.57%
    Highest contract charges                  1.25%             1.80%             27.07%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             0.88%            (56.93)%
    Highest contract charges                  1.25%             2.43%            (57.32)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%             0.75%             23.48%
    Highest contract charges                  1.24%             0.57%             22.37%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.34%             2.97%             23.65%
    Highest contract charges                  1.24%             2.07%             22.54%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.84%             2.24%             11.56%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 2009  Lowest contract charges                0.45%             2.07%             32.86%
    Highest contract charges                  1.25%             2.74%             31.48%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.45%             5.19%            (39.42)%
    Highest contract charges                  1.23%             5.40%            (43.11)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.22%             4.41%             25.53%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
HARTFORD MIDCAP HLS FUND
 2009  Lowest contract charges              18,763        $17.05                 $319,985
    Highest contract charges                10,496         16.10                  169,015
    Remaining contract charges             424,141            --                6,941,700
 2008  Lowest contract charges              27,027         13.02                  351,970
    Highest contract charges                 9,679         12.45                  120,509
    Remaining contract charges             414,147            --                5,207,029
 2007  Lowest contract charges              30,209         20.14                  608,253
    Highest contract charges                 9,075         19.49                  176,897
    Remaining contract charges             386,579            --                7,776,633
 2006  Lowest contract charges              38,813         17.46                  677,806
    Highest contract charges                 7,368         17.12                  126,139
    Remaining contract charges             385,885            --                6,769,503
 2005  Lowest contract charges              57,023         15.63                  891,160
    Highest contract charges                 5,221         15.51                   80,988
    Remaining contract charges             397,192            --                6,190,309
HARTFORD MONEY MARKET HLS FUND
 2009  Lowest contract charges              37,682         12.55                  472,837
    Highest contract charges               199,045         10.47                2,084,780
    Remaining contract charges             946,308            --                9,553,596
 2008  Lowest contract charges              29,706         12.54                  372,515
    Highest contract charges                97,614         10.60                1,034,755
    Remaining contract charges             893,847            --                9,390,369
 2007  Lowest contract charges              39,182         12.28                  481,072
    Highest contract charges                20,558         10.54                  216,595
    Remaining contract charges             478,855            --                4,701,245
 2006  Lowest contract charges              20,032         11.70                  234,358
    Highest contract charges                 2,947         10.43                   30,747
    Remaining contract charges             344,216            --                2,472,951
 2005  Lowest contract charges              31,471         11.17                  351,645
    Highest contract charges                 1,869         10.09                   18,856
    Remaining contract charges             125,100            --                  873,936

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
HARTFORD MIDCAP HLS FUND
 2009  Lowest contract charges                  --              0.63%             30.96%
    Highest contract charges                  1.25%             0.59%             29.33%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              0.51%            (35.32)%
    Highest contract charges                  1.25%             0.57%            (36.13)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.49%             15.30%
    Highest contract charges                  1.25%             0.56%             13.87%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              0.87%             11.74%
    Highest contract charges                  1.25%             1.32%             10.36%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              0.41%             16.78%
    Highest contract charges                  1.24%             0.45%             15.33%
    Remaining contract charges                  --                --                 --
HARTFORD MONEY MARKET HLS FUND
 2009  Lowest contract charges                  --              0.06%              0.06%
    Highest contract charges                  1.24%             0.05%             (1.19)%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              2.13%              2.14%
    Highest contract charges                  1.25%             1.49%              0.61%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              4.77%              4.95%
    Highest contract charges                  1.24%             4.50%              3.38%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              4.57%              4.70%
    Highest contract charges                  1.25%             4.64%              3.40%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              2.85%              2.84%
    Highest contract charges                  1.24%             2.95%              1.57%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
HARTFORD SMALL COMPANY HLS FUND
 2009  Lowest contract charges              74,730         $2.37                 $177,070
    Highest contract charges                11,829          7.85                   92,834
    Remaining contract charges             392,534            --                2,129,036
 2008  Lowest contract charges              86,861          1.83                  159,190
    Highest contract charges                   343          6.16                    2,113
    Remaining contract charges             321,948            --                1,384,707
 2007  Lowest contract charges              78,833          3.09                  243,241
    Highest contract charges                16,537         18.98                  313,951
    Remaining contract charges             255,599            --                1,862,723
 2006  Lowest contract charges              73,234          2.70                  197,822
    Highest contract charges                13,308         16.83                  223,964
    Remaining contract charges             293,300            --                2,189,763
 2005  Lowest contract charges              56,311          2.36                  132,933
    Highest contract charges                10,022         14.89                  149,250
    Remaining contract charges             740,424            --                2,403,581
HARTFORD SMALLCAP GROWTH HLS FUND
 2009  Lowest contract charges                  36         15.65                      566
    Highest contract charges                 4,681          9.02                   42,241
    Remaining contract charges               8,633            --                   75,921
 2008  Lowest contract charges                  27         11.57                      316
    Highest contract charges                 2,529          6.77                   17,110
    Remaining contract charges               5,867            --                   38,628
 2007  Lowest contract charges                  20         18.71                      382
    Highest contract charges                   113         10.98                    1,238
    Remaining contract charges               3,106            --                   33,158
 2006  Lowest contract charges               1,220         10.85                   13,228
    Highest contract charges                     2         11.35                       24
    Remaining contract charges                 293            --                    3,158
 2005  Lowest contract charges                 200         10.24                    2,047
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
HARTFORD SMALL COMPANY HLS FUND
 2009  Lowest contract charges                  --              0.01%             29.29%
    Highest contract charges                  1.24%               --              27.41%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              0.12%            (40.60)%
    Highest contract charges                  1.22%               --             (41.47)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.22%             14.23%
    Highest contract charges                  1.25%             0.26%             12.81%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              0.21%             14.43%
    Highest contract charges                  1.25%             0.21%             13.00%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --                --              21.01%
    Highest contract charges                  1.24%               --              19.51%
    Remaining contract charges                  --                --                 --
HARTFORD SMALLCAP GROWTH HLS FUND
 2009  Lowest contract charges                  --              0.09%             35.28%
    Highest contract charges                  1.25%               --              33.38%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              0.48%            (38.17)%
    Highest contract charges                  1.24%             0.37%            (38.35)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.50%            (10.03)%
    Highest contract charges                  1.14%             0.07%             (3.31)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.84%             1.00%              5.95%
    Highest contract charges                    --              0.76%              9.37%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.85%             1.26%              3.10%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND
 2009  Lowest contract charges               3,145        $19.80                  $62,262
    Highest contract charges                17,582          9.98                  175,530
    Remaining contract charges             657,075            --                6,136,035
 2008  Lowest contract charges               3,145         13.99                   43,990
    Highest contract charges                16,688          7.14                  119,186
    Remaining contract charges             633,663            --                4,185,468
 2007  Lowest contract charges               4,847         24.60                  119,222
    Highest contract charges                14,660         12.72                  186,430
    Remaining contract charges             313,771            --                3,852,636
 2006  Lowest contract charges               6,122         23.22                  142,174
    Highest contract charges                17,386         12.16                  211,404
    Remaining contract charges             325,075            --                3,785,723
 2005  Lowest contract charges               6,926         20.26                  140,301
    Highest contract charges                13,384         10.74                  143,729
    Remaining contract charges             306,174            --                3,500,677
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 2009  Lowest contract charges                  86         10.28                      884
    Highest contract charges                 9,439         10.11                   95,411
    Remaining contract charges              81,146            --                  826,478
 2008  Lowest contract charges               1,507          9.92                   14,958
    Highest contract charges                 9,037          9.90                   89,475
    Remaining contract charges             263,135            --                2,610,727
HARTFORD VALUE OPPORTUNITIES HLS FUND
 2009  Lowest contract charges               3,210         12.75                   40,935
    Highest contract charges                13,365          9.17                  122,575
    Remaining contract charges             100,774            --                  954,423
 2008  Lowest contract charges               2,546          8.77                   22,341
    Highest contract charges                 7,237          6.34                   45,920
    Remaining contract charges              74,772            --                  483,962
 2007  Lowest contract charges               2,786         15.42                   42,960
    Highest contract charges                 1,402         10.93                   15,323
    Remaining contract charges              73,286            --                  816,827
 2006  Lowest contract charges               1,208         19.74                   23,836
    Highest contract charges                   557         12.15                    6,771
    Remaining contract charges              21,138            --                  259,735
 2005  Lowest contract charges                 180         10.36                    1,869
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
THE HARTFORD TARGET RETIREMENT 2010
 FUND
 2009  Lowest contract charges              19,636         14.53                  285,372
    Highest contract charges                16,021          9.35                  149,822
    Remaining contract charges               4,501            --                   42,310
 2008  Lowest contract charges                  12          7.42                       85
    Highest contract charges                   393          7.40                    2,913
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
HARTFORD STOCK HLS FUND
 2009  Lowest contract charges                  --              1.65%             41.54%
    Highest contract charges                  1.25%             1.68%             39.78%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              1.51%            (43.13)%
    Highest contract charges                  1.25%             2.26%            (43.84)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.96%              5.90%
    Highest contract charges                  1.25%             0.94%              4.59%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              1.20%             14.65%
    Highest contract charges                  1.25%             1.55%             13.23%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              1.32%              9.62%
    Highest contract charges                  1.24%             2.09%              8.26%
    Remaining contract charges                  --                --                 --
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 2009  Lowest contract charges                  --                --               3.38%
    Highest contract charges                  1.25%             0.03%              2.10%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.25%             4.45%             (1.02)%
    Highest contract charges                  0.49%             0.39%             (1.23)%
    Remaining contract charges                  --                --                 --
HARTFORD VALUE OPPORTUNITIES HLS FUND
 2009  Lowest contract charges                  --              1.26%             45.34%
    Highest contract charges                  1.25%             1.08%             44.55%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              2.24%            (43.11)%
    Highest contract charges                  1.25%             3.19%            (41.94)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.20%            (21.86)%
    Highest contract charges                  1.23%             2.82%             (7.69)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              3.86%              4.26%
    Highest contract charges                  1.24%             6.97%             17.55%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.82%             2.87%              4.18%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
THE HARTFORD TARGET RETIREMENT 2010
 FUND
 2009  Lowest contract charges                0.19%             2.07%             45.34%
    Highest contract charges                  1.24%             3.57%             26.40%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.77%            46.05%            (28.24)%
    Highest contract charges                  1.16%            42.07%            (28.39)%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
THE HARTFORD TARGET RETIREMENT 2020
 FUND
 2009  Lowest contract charges                 608         $9.03                   $5,488
    Highest contract charges                25,259          8.85                  223,636
    Remaining contract charges              50,154            --                  510,610
 2008  Lowest contract charges               1,738          6.92                   12,028
    Highest contract charges                   456          6.90                    3,146
    Remaining contract charges                  --            --                       --
THE HARTFORD TARGET RETIREMENT 2030
 FUND
 2009  Lowest contract charges                 631          8.73                    5,507
    Highest contract charges                57,023          8.56                  488,077
    Remaining contract charges               8,992            --                   97,351
 2008  Lowest contract charges               1,191          6.74                    8,026
    Highest contract charges                   920          6.72                    6,177
    Remaining contract charges                  --            --                       --
THE HARTFORD DIVIDEND AND GROWTH FUND
 2009  Lowest contract charges               2,490         16.26                   40,495
    Highest contract charges                    49          8.68                      423
    Remaining contract charges                  --            --                       --
THE HARTFORD SMALL COMPANY FUND
 2009  Lowest contract charges               1,254         16.49                   20,676
    Highest contract charges                 1,254          7.85                    9,848
    Remaining contract charges                 853            --                   14,030
THE HARTFORD TOTAL RETURN BOND FUND
 2009  Lowest contract charges               7,931         10.61                   84,125
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
HARTFORD GLOBAL HEALTH FUND
 2009  Lowest contract charges                   8          9.14                       71
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
THE HARTFORD GROWTH OPPORTUNITIES FUND
 2009  Lowest contract charges               1,031          8.60                    8,866
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
THE HARTFORD EQUITY GROWTH ALLOCATION
 FUND
 2009  Lowest contract charges                 385          8.33                    3,207
    Highest contract charges                23,616          7.89                  186,410
    Remaining contract charges               2,569            --                   20,621
 2008  Lowest contract charges               1,337          6.08                    8,131
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
THE HARTFORD TARGET RETIREMENT 2020
 FUND
 2009  Lowest contract charges                0.49%             2.49%             29.29%
    Highest contract charges                  1.24%             2.81%             28.32%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.00%            22.62%            (32.49)%
    Highest contract charges                  1.20%            19.05%            (32.62)%
    Remaining contract charges                  --                --                 --
THE HARTFORD TARGET RETIREMENT 2030
 FUND
 2009  Lowest contract charges                0.50%             2.02%             28.42%
    Highest contract charges                  1.24%             2.13%             27.46%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.97%            23.31%            (34.87)%
    Highest contract charges                  1.19%            25.81%            (35.01)%
    Remaining contract charges                  --                --                 --
THE HARTFORD DIVIDEND AND GROWTH FUND
 2009  Lowest contract charges                0.61%             1.37%             62.63%
    Highest contract charges                  0.16%             0.70%             22.20%
    Remaining contract charges                  --                --                 --
THE HARTFORD SMALL COMPANY FUND
 2009  Lowest contract charges                0.61%               --              64.86%
    Highest contract charges                  1.24%               --              27.50%
    Remaining contract charges                  --                --                 --
THE HARTFORD TOTAL RETURN BOND FUND
 2009  Lowest contract charges                1.21%             3.80%             11.77%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
HARTFORD GLOBAL HEALTH FUND
 2009  Lowest contract charges                0.07%               --              20.12%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
THE HARTFORD GROWTH OPPORTUNITIES FUND
 2009  Lowest contract charges                1.25%               --              27.86%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
THE HARTFORD EQUITY GROWTH ALLOCATION
 FUND
 2009  Lowest contract charges                0.09%             0.44%             30.36%
    Highest contract charges                  1.24%             1.06%             29.76%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.23%             9.30%            (41.46)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
THE HARTFORD BALANCED ALLOCATION FUND
 2009  Lowest contract charges                 354         $9.47                   $3,349
    Highest contract charges                82,877          9.11                  754,605
    Remaining contract charges              10,888            --                  100,479
 2008  Lowest contract charges                  12          7.25                       86
    Highest contract charges                 1,610          7.21                   11,604
    Remaining contract charges                  --            --                       --
THE HARTFORD CONSERVATIVE ALLOCATION
 FUND
 2009  Lowest contract charges                 866          9.99                    8,653
    Highest contract charges                45,608          9.69                  441,857
    Remaining contract charges               6,530            --                   63,917
 2008  Lowest contract charges                   1          7.78                        8
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
THE HARTFORD CAPITAL APPRECIATION FUND
 2009  Lowest contract charges              31,934          8.51                  271,636
    Highest contract charges               221,960          8.34                1,850,942
    Remaining contract charges             139,127            --                1,171,832
 2008  Lowest contract charges               3,227          5.96                   19,227
    Highest contract charges                13,637          5.89                   80,262
    Remaining contract charges               3,912            --                   23,152
THE HARTFORD GROWTH ALLOCATION FUND
 2009  Lowest contract charges                 283          9.04                    2,559
    Highest contract charges                59,573          8.64                  514,440
    Remaining contract charges               5,600            --                   49,102
 2008  Lowest contract charges               1,878          6.77                   12,717
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
HARTFORD MONEY MARKET
 2009  Lowest contract charges                  27         10.37                      281
    Highest contract charges                 2,792         10.16                   28,366
    Remaining contract charges              50,383            --                  500,042
HARTFORD INFLATION PLUS FUND
 2009  Lowest contract charges                 192         11.00                    2,116
    Highest contract charges                 6,591         10.96                   72,213
    Remaining contract charges                  --            --                       --
THE HARTFORD TARGET RETIREMENT 2015
 FUND
 2009  Lowest contract charges                 312         14.73                    4,596
    Highest contract charges                 2,675         13.15                   35,187
    Remaining contract charges                  52            --                      754

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
THE HARTFORD BALANCED ALLOCATION FUND
 2009  Lowest contract charges                0.09%             1.01%             27.09%
    Highest contract charges                  1.24%             2.37%             26.36%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.29%            17.47%            (29.92)%
    Highest contract charges                  1.17%            29.54%            (30.20)%
    Remaining contract charges                  --                --                 --
THE HARTFORD CONSERVATIVE ALLOCATION
 FUND
 2009  Lowest contract charges                0.09%             1.35%             25.08%
    Highest contract charges                  1.24%             3.43%             24.49%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --                --             (23.92)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
THE HARTFORD CAPITAL APPRECIATION FUND
 2009  Lowest contract charges                0.50%               --              42.75%
    Highest contract charges                  1.24%               --              41.68%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.48%            20.80%            (46.20)%
    Highest contract charges                  1.19%            19.79%            (46.60)%
    Remaining contract charges                  --                --                 --
THE HARTFORD GROWTH ALLOCATION FUND
 2009  Lowest contract charges                0.09%             1.01%             28.02%
    Highest contract charges                  1.24%             1.60%             27.53%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.22%            22.45%            (35.23)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
HARTFORD MONEY MARKET
 2009  Lowest contract charges                0.01%               --              (0.47)%
    Highest contract charges                  1.24%               --              (1.21)%
    Remaining contract charges                  --                --                 --
HARTFORD INFLATION PLUS FUND
 2009  Lowest contract charges                0.09%             0.25%             10.01%
    Highest contract charges                  1.03%             1.61%              9.56%
    Remaining contract charges                  --                --                 --
THE HARTFORD TARGET RETIREMENT 2015
 FUND
 2009  Lowest contract charges                0.85%             7.97%             47.28%
    Highest contract charges                  1.20%             6.70%             31.50%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
THE HARTFORD TARGET RETIREMENT 2025
 FUND
 2009  Lowest contract charges                  50        $15.35                     $775
    Highest contract charges                   392         13.40                    5,254
    Remaining contract charges                  --            --                       --
THE HARTFORD TAGET RETIREMENT 2035
 FUND
 2009  Lowest contract charges                 231         16.10                    3,726
    Highest contract charges                   246         13.72                    3,380
    Remaining contract charges               1,745            --                   28,049
THE HARTFORD TARGET RETIREMENT 2040
 FUND
 2009  Lowest contract charges                 956         16.39                   15,666
    Highest contract charges                   237         13.81                    3,269
    Remaining contract charges                 184            --                    3,013
THE HARTFORD TARGET RETIREMENT 2045
 FUND
 2009  Lowest contract charges                   5         16.63                       88
    Highest contract charges                    67         13.94                      929
    Remaining contract charges                  29            --                      414
THE HARTFORD TARGET RETIREMENT 2050
 FUND
 2009  Lowest contract charges                 321         16.61                    5,326
    Highest contract charges                     1         16.58                        9
    Remaining contract charges                  --            --                       --
HOTCHKIS AND WILEY LARGE CAP VALUE
 FUND
 2009  Lowest contract charges              31,989          9.17                  293,462
    Highest contract charges                14,538          8.72                  126,772
    Remaining contract charges              18,442            --                  164,485
 2008  Lowest contract charges              32,652          6.87                  224,435
    Highest contract charges                11,991          6.59                   79,051
    Remaining contract charges              16,097            --                  108,110
 2007  Lowest contract charges              31,337         13.02                  407,939
    Highest contract charges                 7,308         12.60                   92,075
    Remaining contract charges              13,878            --                  177,410
 2006  Lowest contract charges              25,797         14.64                  377,580
    Highest contract charges                 2,610         14.29                   37,311
    Remaining contract charges              11,549            --                  166,825
 2005  Lowest contract charges               4,623         12.85                   59,395
    Highest contract charges                   561         12.76                    7,162
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
THE HARTFORD TARGET RETIREMENT 2025
 FUND
 2009  Lowest contract charges                0.19%             1.54%             53.47%
    Highest contract charges                  1.19%             2.83%             33.95%
    Remaining contract charges                  --                --                 --
THE HARTFORD TAGET RETIREMENT 2035
 FUND
 2009  Lowest contract charges                0.86%             3.89%             61.02%
    Highest contract charges                  1.19%             2.97%             37.22%
    Remaining contract charges                  --                --                 --
THE HARTFORD TARGET RETIREMENT 2040
 FUND
 2009  Lowest contract charges                0.87%             4.21%             63.87%
    Highest contract charges                  1.19%             2.30%             38.15%
    Remaining contract charges                  --                --                 --
THE HARTFORD TARGET RETIREMENT 2045
 FUND
 2009  Lowest contract charges                0.34%             3.54%             66.32%
    Highest contract charges                  1.12%             3.82%             39.37%
    Remaining contract charges                  --                --                 --
THE HARTFORD TARGET RETIREMENT 2050
 FUND
 2009  Lowest contract charges                0.19%             0.76%             66.08%
    Highest contract charges                    --              1.07%             65.80%
    Remaining contract charges                  --                --                 --
HOTCHKIS AND WILEY LARGE CAP VALUE
 FUND
 2009  Lowest contract charges                0.35%             3.22%             33.47%
    Highest contract charges                  1.25%             3.14%             32.27%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             1.81%            (47.20)%
    Highest contract charges                  1.25%             2.02%            (47.67)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%             0.82%            (11.06)%
    Highest contract charges                  1.24%             0.96%            (11.86)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             1.79%             13.00%
    Highest contract charges                  1.25%             1.34%             11.99%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.84%             1.85%              0.10%
    Highest contract charges                  1.18%             3.79%             (0.08)%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
AIM V.I. TECHNOLOGY FUND
 2009  Lowest contract charges               6,898         $9.60                  $66,221
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               4,364          6.14                   26,805
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AIM FINANCIAL SERVICES FUND
 2009  Lowest contract charges              11,827          5.59                   66,136
    Highest contract charges                 1,805          5.19                    9,363
    Remaining contract charges              57,340            --                  312,379
 2008  Lowest contract charges               3,428          4.39                   15,051
    Highest contract charges                 1,466          4.12                    6,045
    Remaining contract charges              41,060            --                  177,080
 2007  Lowest contract charges                  87         11.05                      956
    Highest contract charges                 1,074         10.51                   11,292
    Remaining contract charges              35,344            --                  385,723
 2006  Lowest contract charges                  87         14.33                    1,241
    Highest contract charges                 1,257         13.81                   17,355
    Remaining contract charges              33,671            --                  480,090
 2005  Lowest contract charges              24,260         12.30                  298,512
    Highest contract charges                 1,472         12.02                   17,698
    Remaining contract charges              11,471            --                  140,726
AIM LEISURE FUND
 2009  Lowest contract charges               1,308         12.34                   16,137
    Highest contract charges                 1,303         10.58                   13,789
    Remaining contract charges              30,715            --                  329,122
 2008  Lowest contract charges                 920          9.37                    8,627
    Highest contract charges                 1,229          8.14                   10,008
    Remaining contract charges              34,106            --                  278,098
 2007  Lowest contract charges                 920         16.37                   15,064
    Highest contract charges                 3,361         14.39                   48,387
    Remaining contract charges              36,321            --                  525,621
 2006  Lowest contract charges                 920         16.52                   15,201
    Highest contract charges                   940         14.71                   13,831
    Remaining contract charges              36,882            --                  545,666
 2005  Lowest contract charges              42,514         12.27                  521,718
    Highest contract charges                 1,278         11.99                   15,319
    Remaining contract charges              10,498            --                  128,488

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
AIM V.I. TECHNOLOGY FUND
 2009  Lowest contract charges                0.70%               --              56.30%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.70%               --             (44.89)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AIM FINANCIAL SERVICES FUND
 2009  Lowest contract charges                  --              4.07%             27.34%
    Highest contract charges                  1.25%             3.40%             25.76%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              4.62%            (60.26)%
    Highest contract charges                  1.26%             1.10%            (60.75)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.66%            (22.92)%
    Highest contract charges                  1.25%             1.67%            (23.88)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              6.32%             16.29%
    Highest contract charges                  1.25%             1.09%             14.85%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.65%             1.52%              4.59%
    Highest contract charges                  1.24%             1.60%              3.96%
    Remaining contract charges                  --                --                 --
AIM LEISURE FUND
 2009  Lowest contract charges                  --              1.96%             31.62%
    Highest contract charges                  1.25%             1.93%             29.99%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --                --             (42.73)%
    Highest contract charges                  1.26%               --             (43.45)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.74%             (0.90)%
    Highest contract charges                  1.25%             1.02%             (2.13)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              9.52%             24.22%
    Highest contract charges                  1.25%             1.89%             22.67%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.65%             1.15%             (1.87)%
    Highest contract charges                  1.25%             1.01%             (2.46)%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
AIM TECHNOLOGY FUND
 2009  Lowest contract charges               4,782         $4.28                  $20,457
    Highest contract charges                   953          7.94                    7,566
    Remaining contract charges              60,613            --                  456,899
 2008  Lowest contract charges              11,685          5.45                   63,643
    Highest contract charges                 1,641          5.08                    8,341
    Remaining contract charges              30,492            --                  139,772
 2007  Lowest contract charges               9,394          9.86                   92,609
    Highest contract charges                   976          9.29                    9,063
    Remaining contract charges              27,777            --                  230,501
 2006  Lowest contract charges               7,228          9.21                   66,598
    Highest contract charges                   605          8.76                    5,294
    Remaining contract charges              25,456            --                  197,544
 2005  Lowest contract charges               3,384          8.41                   28,442
    Highest contract charges                   276          8.06                    2,223
    Remaining contract charges              17,275            --                  127,910
IVY GLOBAL NATURAL RESOURCES FUND
 2009  Lowest contract charges              34,048          6.71                  228,455
    Highest contract charges                39,194         11.13                  436,079
    Remaining contract charges              72,530            --                  626,447
 2008  Lowest contract charges              21,195          3.84                   81,487
    Highest contract charges                19,260          6.43                  123,895
    Remaining contract charges              36,555            --                  186,979
 2007  Lowest contract charges              17,428         11.98                  208,712
    Highest contract charges                 9,342         16.82                  157,125
    Remaining contract charges               7,415            --                  125,521
IVY LARGE CAP GROWTH FUND
 2009  Lowest contract charges              20,943          9.18                  192,295
    Highest contract charges                 3,088         10.44                   32,232
    Remaining contract charges               1,471            --                   13,322
 2008  Lowest contract charges                  63          7.40                      467
    Highest contract charges                    50          8.48                      421
    Remaining contract charges                  --            --                       --
IVY SCIENCE & TECHNOLOGY FUND
 2009  Lowest contract charges                 521         11.57                    6,033
    Highest contract charges                 2,741         11.35                   31,103
    Remaining contract charges                 632            --                    7,040
 2008  Lowest contract charges                  62          8.32                      518
    Highest contract charges                     2          8.22                       18
    Remaining contract charges                 110            --                      884
IVY ASSET STRATEGY FUND
 2009  Lowest contract charges                  53         12.36                      657
    Highest contract charges                     2         12.31                       22
    Remaining contract charges               1,181            --                   14,558

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
AIM TECHNOLOGY FUND
 2009  Lowest contract charges                  --                --              58.14%
    Highest contract charges                  1.25%               --              56.17%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%               --             (44.75)%
    Highest contract charges                  1.25%               --             (45.25)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%               --               7.00%
    Highest contract charges                  1.25%               --               6.04%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%               --               9.62%
    Highest contract charges                  1.25%               --               8.63%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.35%               --               1.45%
    Highest contract charges                  1.24%               --               0.54%
    Remaining contract charges                  --                --                 --
IVY GLOBAL NATURAL RESOURCES FUND
 2009  Lowest contract charges                0.35%               --              74.53%
    Highest contract charges                  1.25%               --              72.97%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             0.08%            (61.41)%
    Highest contract charges                  1.25%             0.12%            (61.76)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.30%             7.51%             17.46%
    Highest contract charges                  1.23%             5.79%             41.94%
    Remaining contract charges                  --                --                 --
IVY LARGE CAP GROWTH FUND
 2009  Lowest contract charges                0.50%             1.04%             24.05%
    Highest contract charges                  1.24%             0.82%             23.13%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.37%             1.81%            (38.38)%
    Highest contract charges                  1.21%             0.39%            (38.84)%
    Remaining contract charges                  --                --                 --
IVY SCIENCE & TECHNOLOGY FUND
 2009  Lowest contract charges                0.50%               --              39.10%
    Highest contract charges                  1.24%               --              38.06%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.67%               --             (27.98)%
    Highest contract charges                    --                --             (28.52)%
    Remaining contract charges                  --                --                 --
IVY ASSET STRATEGY FUND
 2009  Lowest contract charges                0.04%             0.44%             23.58%
    Highest contract charges                    --              0.43%             23.07%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
JANUS ASPEN FORTY PORTFOLIO
 2009  Lowest contract charges             187,295        $12.10               $2,265,950
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               1,408          8.37                   11,790
    Highest contract charges               188,133          8.33                1,566,323
    Remaining contract charges                  --            --                       --
JANUS ASPEN WORLDWIDE PORTFOLIO
 2009  Lowest contract charges              40,005          9.07                  362,858
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges              45,667          6.63                  302,920
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
JANUS ASPEN ENTERPRISE PORTFOLIO
 2009  Lowest contract charges               2,580         10.44                   26,930
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               1,510          7.30                   11,024
    Highest contract charges                 2,706          7.26                   19,641
    Remaining contract charges                  --            --                       --
JANUS ASPEN BALANCED PORTFOLIO
 2009  Lowest contract charges              24,502         11.95                  292,747
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges              19,598          9.56                  187,314
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
JANUS ASPEN OVERSEAS PORTFOLIO
 2009  Lowest contract charges                 683         12.80                    8,738
    Highest contract charges                31,146         12.70                  395,449
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                 683          7.16                    4,888
    Highest contract charges                23,967          7.12                  170,662
    Remaining contract charges                  --            --                       --
JANUS BALANCED FUND
 2009  Lowest contract charges                  86         11.56                      993
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
JANUS FLEXIBLE BOND FUND
 2009  Lowest contract charges               1,191         10.66                   12,694
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                  32         10.93                      340
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
JANUS ASPEN FORTY PORTFOLIO
 2009  Lowest contract charges                0.70%             0.04%             45.32%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.45%             0.07%            (45.88)%
    Highest contract charges                  0.69%             0.19%            (44.54)%
    Remaining contract charges                  --                --                 --
JANUS ASPEN WORLDWIDE PORTFOLIO
 2009  Lowest contract charges                0.70%             1.44%             36.74%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.69%             2.04%            (45.05)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
JANUS ASPEN ENTERPRISE PORTFOLIO
 2009  Lowest contract charges                0.70%               --              43.82%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.45%             0.65%            (44.03)%
    Highest contract charges                  0.69%             0.48%            (44.11)%
    Remaining contract charges                  --                --                 --
JANUS ASPEN BALANCED PORTFOLIO
 2009  Lowest contract charges                0.70%             3.12%             25.01%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.70%             4.46%            (16.43)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
JANUS ASPEN OVERSEAS PORTFOLIO
 2009  Lowest contract charges                0.45%             0.57%             78.75%
    Highest contract charges                  0.70%             0.56%             78.31%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.45%               --             (52.81)%
    Highest contract charges                  0.69%             1.73%            (52.45)%
    Remaining contract charges                  --                --                 --
JANUS BALANCED FUND
 2009  Lowest contract charges                0.05%             0.25%             15.56%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
JANUS FLEXIBLE BOND FUND
 2009  Lowest contract charges                0.25%             2.00%              6.61%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.26%             3.61%              5.63%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
JANUS ADVISER FORTY FUND
 2009  Lowest contract charges              20,977       $16.76             $351,555
    Highest contract charges                33,655       15.19              511,161
    Remaining contract charges             324,410        --                4,426,532
 2008  Lowest contract charges              32,720       11.68              382,036
    Highest contract charges                10,960       10.71              117,431
    Remaining contract charges             229,370        --                2,258,439
 2007  Lowest contract charges               2,118       20.86              44,175
    Highest contract charges                 3,754       19.38              72,763
    Remaining contract charges             166,253        --                2,963,102
 2006  Lowest contract charges               4,818       15.39              74,129
    Highest contract charges                 2,906       14.48              42,067
    Remaining contract charges             132,623        --                1,818,956
 2005  Lowest contract charges               6,032       13.96              84,231
    Highest contract charges                 1,658       13.30              22,057
    Remaining contract charges             119,801        --                1,604,539
JANUS WORLDWIDE FUND
 2009  Lowest contract charges                 575       12.15              6,992
    Highest contract charges                   650       12.08              7,851
    Remaining contract charges              17,972        --                217,683
 2008  Lowest contract charges              14,507       5.22               75,763
    Highest contract charges                 1,247       6.87               8,567
    Remaining contract charges              73,329        --                71,484
 2007  Lowest contract charges               2,238       12.13              27,131
    Highest contract charges                   636       12.58              8,003
    Remaining contract charges              77,977        --                216,665
 2006  Lowest contract charges               2,238       11.13              24,910
    Highest contract charges                   505       11.69              5,908
    Remaining contract charges              94,445        --                213,658
 2005  Lowest contract charges               8,505       10.36              88,129
    Highest contract charges                   348       10.12              3,522
    Remaining contract charges              46,017        --                46,935
JANUS MID CAP VALUE FUND
 2009  Lowest contract charges                   4       12.29               49
    Highest contract charges                    --        --                 --
    Remaining contract charges                  --        --                 --
JANUS ENTERPRISE FUND
 2009  Lowest contract charges               7,862       12.77              100,419
    Highest contract charges                 5,354       12.73              68,139
    Remaining contract charges              11,129        --                141,837
JANUS OVERSEAS FUND
 2009  Lowest contract charges              96,754       12.71              1,229,936
    Highest contract charges                45,538       12.63              575,351
    Remaining contract charges             292,853        --                3,711,245

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
JANUS ADVISER FORTY FUND
 2009  Lowest contract charges                --               --               43.53%
    Highest contract charges                 1.24%             --               41.76%
    Remaining contract charges                --               --                --
 2008  Lowest contract charges                --               --               (44.02)%
    Highest contract charges                 1.25%             --               (44.72)%
    Remaining contract charges                --               --                --
 2007  Lowest contract charges                --              0.03%             35.57%
    Highest contract charges                 1.24%            0.05%             33.89%
    Remaining contract charges                --               --                --
 2006  Lowest contract charges                --              0.06%             10.18%
    Highest contract charges                 1.25%            0.10%             8.81%
    Remaining contract charges                --               --                --
 2005  Lowest contract charges                --               --               14.60%
    Highest contract charges                 1.24%             --               13.18%
    Remaining contract charges                --               --                --
JANUS WORLDWIDE FUND
 2009  Lowest contract charges                --              0.60%             21.52%
    Highest contract charges                 0.61%            0.24%             20.78%
    Remaining contract charges                --               --                --
 2008  Lowest contract charges               0.50%            0.80%             (44.98)%
    Highest contract charges                 1.25%            0.89%             (45.39)%
    Remaining contract charges                --               --                --
 2007  Lowest contract charges                --              0.18%             8.92%
    Highest contract charges                 1.25%            0.19%             7.57%
    Remaining contract charges                --               --                --
 2006  Lowest contract charges                --              47.84%            16.93%
    Highest contract charges                 1.25%            2.54%             15.48%
    Remaining contract charges                --               --                --
 2005  Lowest contract charges               0.65%            0.81%             5.38%
    Highest contract charges                 1.25%            0.93%             4.75%
    Remaining contract charges                --               --                --
JANUS MID CAP VALUE FUND
 2009  Lowest contract charges                --              0.10%             22.95%
    Highest contract charges                  --               --                --
    Remaining contract charges                --               --                --
JANUS ENTERPRISE FUND
 2009  Lowest contract charges               0.25%             --               27.73%
    Highest contract charges                 0.62%             --               27.27%
    Remaining contract charges                --               --                --
JANUS OVERSEAS FUND
 2009  Lowest contract charges                --              0.32%             27.12%
    Highest contract charges                 0.61%            0.29%             26.34%
    Remaining contract charges                --               --                --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
JENNISON MID-CAP GROWTH FUND, INC.
 2009  Lowest contract charges               1,521       $16.14             $24,550
    Highest contract charges                   884       16.04              14,187
    Remaining contract charges               1,542        --                24,842
JENNISON 20/20 FOCUS FUND
 2009  Lowest contract charges                  12       17.84              216
    Highest contract charges                     9       17.73              165
    Remaining contract charges                  --        --                 --
JPMORGAN CORE BOND FUND
 2009  Lowest contract charges               1,258       10.78              13,560
    Highest contract charges                    --        --                 --
    Remaining contract charges                  --        --                 --
JPMORGAN SMALL CAP EQUITY FUND
 2009  Lowest contract charges               1,322       16.27              21,500
    Highest contract charges                 1,084       16.17              17,516
    Remaining contract charges               3,014        --                48,927
JPMORGAN SMALL CAP GROWTH FUND
 2009  Lowest contract charges               2,259       17.89              40,416
    Highest contract charges                    --        --                 --
    Remaining contract charges                  --        --                 --
JPMORGAN U.S. REAL ESTATE FUND
 2009  Lowest contract charges                 113       22.03              2,492
    Highest contract charges                    --        --                 --
    Remaining contract charges                  --        --                 --
KEELEY SMALL CAP VALUE FUND
 2009  Lowest contract charges               5,772       10.18              58,740
    Highest contract charges                10,790       9.78               105,561
    Remaining contract charges              90,008        --                1,006,479
 2008  Lowest contract charges              11,362       16.32              185,422
    Highest contract charges                 9,445       8.14               76,902
    Remaining contract charges              68,992        --                553,455
 2007  Lowest contract charges              10,941       27.28              298,476
    Highest contract charges                 6,012       13.78              82,850
    Remaining contract charges              75,968        --                1,019,877
 2006  Lowest contract charges                  35       26.08              920
    Highest contract charges                 1,225       13.02              15,957
    Remaining contract charges              60,956        --                773,536
 2005  Lowest contract charges               3,432       11.05              37,923
    Highest contract charges                   143       11.03              1,577
    Remaining contract charges                  --        --                 --
LOOMIS SAYLES BOND FUND
 2009  Lowest contract charges                   2       13.92               34
    Highest contract charges                    --        --                 --
    Remaining contract charges                  --        --                 --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
JENNISON MID-CAP GROWTH FUND, INC.
 2009  Lowest contract charges               0.40%            0.65%             61.43%
    Highest contract charges                 1.03%            0.89%             60.43%
    Remaining contract charges                --               --                --
JENNISON 20/20 FOCUS FUND
 2009  Lowest contract charges               0.01%             --               78.44%
    Highest contract charges                 0.04%             --               77.34%
    Remaining contract charges                --               --                --
JPMORGAN CORE BOND FUND
 2009  Lowest contract charges               1.02%            4.51%             7.79%
    Highest contract charges                  --               --                --
    Remaining contract charges                --               --                --
JPMORGAN SMALL CAP EQUITY FUND
 2009  Lowest contract charges               0.41%            0.47%             62.65%
    Highest contract charges                 1.02%            0.53%             61.65%
    Remaining contract charges                --               --                --
JPMORGAN SMALL CAP GROWTH FUND
 2009  Lowest contract charges               0.20%             --               78.89%
    Highest contract charges                  --               --                --
    Remaining contract charges                --               --                --
JPMORGAN U.S. REAL ESTATE FUND
 2009  Lowest contract charges               0.15%             --               120.28%
    Highest contract charges                  --               --                --
    Remaining contract charges                --               --                --
KEELEY SMALL CAP VALUE FUND
 2009  Lowest contract charges                --              0.19%             21.67%
    Highest contract charges                 1.25%            0.23%             20.16%
    Remaining contract charges                --               --                --
 2008  Lowest contract charges                --               --               (40.18)%
    Highest contract charges                 1.25%             --               (40.92)%
    Remaining contract charges                --               --                --
 2007  Lowest contract charges                --               --               4.60%
    Highest contract charges                 1.23%             --               5.84%
    Remaining contract charges                --               --                --
 2006  Lowest contract charges                --               --               (40.23)%
    Highest contract charges                 1.24%             --               18.07%
    Remaining contract charges                --               --                --
 2005  Lowest contract charges               0.83%             --               11.27%
    Highest contract charges                 1.14%             --               11.07%
    Remaining contract charges                --               --                --
LOOMIS SAYLES BOND FUND
 2009  Lowest contract charges                --              0.95%             39.19%
    Highest contract charges                  --               --                --
    Remaining contract charges                --               --                --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
LORD ABBETT AFFILIATED FUND
 2009  Lowest contract charges               4,212         $7.24                  $30,492
    Highest contract charges                 4,870          8.35                   40,667
    Remaining contract charges              38,673            --                  326,781
 2008  Lowest contract charges               3,679          6.09                   22,419
    Highest contract charges                 2,980          7.10                   21,156
    Remaining contract charges              14,022            --                  102,612
 2007  Lowest contract charges                 925          9.74                    9,014
    Highest contract charges                   244         11.44                    2,789
    Remaining contract charges                  33            --                      375
LORD ABBETT FUNDAMENTAL EQUITY FUND
 2009  Lowest contract charges                  96         17.19                    1,647
    Highest contract charges                   496          8.83                    4,376
    Remaining contract charges              48,197            --                  562,002
 2008  Lowest contract charges                  28         13.73                      382
    Highest contract charges                   328          7.11                    2,332
    Remaining contract charges              11,924            --                  101,027
 2007  Lowest contract charges               1,020         11.47                   11,703
    Highest contract charges                   624         11.40                    7,123
    Remaining contract charges                  --            --                       --
LORD ABBETT BOND DEBENTURE FUND
 2009  Lowest contract charges              11,374         10.66                  121,196
    Highest contract charges                   850         11.63                    9,890
    Remaining contract charges              64,306            --                  742,052
 2008  Lowest contract charges               9,823          7.90                   77,554
    Highest contract charges                 1,696          8.69                   14,736
    Remaining contract charges              19,848            --                  173,252
 2007  Lowest contract charges                 199         11.24                    2,236
    Highest contract charges                     8         11.07                       84
    Remaining contract charges               4,838            --                   53,897
LORD ABBETT GROWTH OPPORTUNITIES FUND
 2009  Lowest contract charges               2,076          9.58                   19,887
    Highest contract charges                 2,118         11.06                   23,437
    Remaining contract charges               4,192            --                   39,683
 2008  Lowest contract charges                 112          6.61                      738
    Highest contract charges                   104          7.71                      799
    Remaining contract charges                 181            --                    1,197
LORD ABBETT LARGE CLASSIC STOCK FUND
 2009  Lowest contract charges                  70          8.81                      620
    Highest contract charges                   632         10.09                    6,379
    Remaining contract charges               6,686            --                   57,813
 2008  Lowest contract charges                  16          7.01                      114
    Highest contract charges                   403          8.11                    3,269
    Remaining contract charges                  92            --                      640

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
LORD ABBETT AFFILIATED FUND
 2009  Lowest contract charges                0.50%             0.53%             18.79%
    Highest contract charges                  1.24%             0.49%             17.91%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.50%             2.45%            (37.45)%
    Highest contract charges                  1.24%             2.45%            (37.93)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.28%             1.07%             (2.57)%
    Highest contract charges                  1.22%             2.16%              2.27%
    Remaining contract charges                  --                --                 --
LORD ABBETT FUNDAMENTAL EQUITY FUND
 2009  Lowest contract charges                0.50%             0.06%             25.23%
    Highest contract charges                  1.25%             0.01%             24.17%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.30%             2.78%            (29.11)%
    Highest contract charges                  1.18%             5.64%            (29.80)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.83%             2.60%              6.46%
    Highest contract charges                  1.78%             0.92%              6.04%
    Remaining contract charges                  --                --                 --
LORD ABBETT BOND DEBENTURE FUND
 2009  Lowest contract charges                0.35%             7.62%             34.97%
    Highest contract charges                  1.24%             7.91%             33.85%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             7.34%            (20.54)%
    Highest contract charges                  1.24%             7.20%            (21.49)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.65%             4.13%              4.65%
    Highest contract charges                  0.59%             5.60%              3.96%
    Remaining contract charges                  --                --                 --
LORD ABBETT GROWTH OPPORTUNITIES FUND
 2009  Lowest contract charges                0.75%               --              44.28%
    Highest contract charges                  1.24%               --              43.44%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.94%               --             (38.92)%
    Highest contract charges                  1.19%               --             (39.13)%
    Remaining contract charges                  --                --                 --
LORD ABBETT LARGE CLASSIC STOCK FUND
 2009  Lowest contract charges                0.49%             1.03%             25.58%
    Highest contract charges                  1.23%             0.57%             24.46%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              5.67%            (31.56)%
    Highest contract charges                  1.20%             3.88%            (32.11)%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
LORD ABBETT CAPITAL STRUCTURE FUND
 2009  Lowest contract charges                  80        $10.05                     $803
    Highest contract charges                   550          9.90                    5,444
    Remaining contract charges               9,682            --                   80,483
 2008  Lowest contract charges                  40          8.24                      327
    Highest contract charges                   217          8.15                    1,765
    Remaining contract charges                  32            --                      224
 2007  Lowest contract charges                   3         11.44                       39
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
LORD ABBETT TOTAL RETURN FUND
 2009  Lowest contract charges                 635         11.74                    7,455
    Highest contract charges                15,076         11.68                  176,096
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                   3         10.25                       30
    Highest contract charges                   129         10.22                    1,312
    Remaining contract charges                  --            --                       --
LORD ABBETT SMALL CAP BLEND FUND
 2009  Lowest contract charges              82,387          8.02                  660,553
    Highest contract charges                52,974          9.46                  501,096
    Remaining contract charges             105,184            --                1,052,462
 2008  Lowest contract charges                  52          6.48                      334
    Highest contract charges                18,776          7.75                  145,458
    Remaining contract charges              82,354            --                  702,622
 2007  Lowest contract charges               3,544         15.16                   53,732
    Highest contract charges                 1,553         11.77                   18,285
    Remaining contract charges              46,949            --                  636,464
 2006  Lowest contract charges               3,656         13.88                   50,744
    Highest contract charges                    53         13.58                      716
    Remaining contract charges              24,291            --                  333,101
 2005  Lowest contract charges               1,286         13.06                   16,796
    Highest contract charges                    10         12.99                      125
    Remaining contract charges                  --            --                       --
LORD ABBETT DEVELOPING GROWTH FUND,
 INC.
 2009  Lowest contract charges               1,938          8.67                   16,807
    Highest contract charges                 2,219         10.53                   23,387
    Remaining contract charges               2,353            --                   20,321
 2008  Lowest contract charges                  30          5.90                      178
    Highest contract charges                   168          7.27                    1,219
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
LORD ABBETT CAPITAL STRUCTURE FUND
 2009  Lowest contract charges                0.87%             3.48%             22.00%
    Highest contract charges                  1.23%             3.37%             21.51%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.84%             4.96%            (28.00)%
    Highest contract charges                  1.37%            12.00%            (28.29)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --             16.35%              2.06%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
LORD ABBETT TOTAL RETURN FUND
 2009  Lowest contract charges                1.07%             4.47%             14.49%
    Highest contract charges                  1.24%             4.15%             14.26%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              2.02%             (2.18)%
    Highest contract charges                  1.16%             4.78%             (2.38)%
    Remaining contract charges                  --                --                 --
LORD ABBETT SMALL CAP BLEND FUND
 2009  Lowest contract charges                  --                --              23.64%
    Highest contract charges                  1.24%               --              22.10%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --                --             (33.35)%
    Highest contract charges                  1.24%               --             (34.18)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%               --               9.24%
    Highest contract charges                  1.01%               --               8.40%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%               --               5.50%
    Highest contract charges                  1.24%               --               4.55%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%               --               4.79%
    Highest contract charges                  0.67%               --               4.59%
    Remaining contract charges                  --                --                 --
LORD ABBETT DEVELOPING GROWTH FUND,
 INC.
 2009  Lowest contract charges                0.75%               --              45.93%
    Highest contract charges                  1.24%               --              45.02%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.85%               --             (48.16)%
    Highest contract charges                  1.18%               --             (48.17)%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
LORD ABBETT INTERNATIONAL CORE EQUITY
 FUND
 2009  Lowest contract charges                  64         $7.77                     $494
    Highest contract charges                 2,007         10.41                   20,901
    Remaining contract charges              11,562            --                  122,988
 2008  Lowest contract charges                  63          5.86                      367
    Highest contract charges                   344          7.92                    2,721
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                   4         10.26                       40
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
LEGG MASON CAPITAL MANAGEMENT VALUE
 TRUST, INC.
 2009  Lowest contract charges                  98         41.06                    4,028
    Highest contract charges                 7,699          9.43                   72,582
    Remaining contract charges              15,525            --                  153,272
 2008  Lowest contract charges                 114         29.23                    3,346
    Highest contract charges                 5,575          6.74                   37,575
    Remaining contract charges              17,691            --                  124,177
 2007  Lowest contract charges                  65         68.70                    4,433
    Highest contract charges                 3,089         15.09                   46,616
    Remaining contract charges              30,631            --                  476,623
 2006  Lowest contract charges                   7         79.36                      476
    Highest contract charges                   583         16.26                    9,480
    Remaining contract charges              35,261            --                  586,771
 2005  Lowest contract charges                  32         15.64                      496
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
MARSHALL MID-CAP VALUE FUND
 2009  Lowest contract charges              13,594          7.66                  104,113
    Highest contract charges                   586          9.50                    5,567
    Remaining contract charges               3,654            --                   30,610
 2008  Lowest contract charges               9,344          5.96                   55,667
    Highest contract charges                   490          7.04                    3,452
    Remaining contract charges                 999            --                    6,938
 2007  Lowest contract charges               7,276          9.53                   69,330
    Highest contract charges                   315         11.35                    3,574
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
LORD ABBETT INTERNATIONAL CORE EQUITY
 FUND
 2009  Lowest contract charges                0.46%             0.87%             32.54%
    Highest contract charges                  1.24%             1.23%             31.56%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.20%             4.27%            (42.92)%
    Highest contract charges                  1.22%             2.54%            (43.35)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              4.98%              2.64%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
LEGG MASON CAPITAL MANAGEMENT VALUE
 TRUST, INC.
 2009  Lowest contract charges                  --              0.93%             40.47%
    Highest contract charges                  1.25%             1.05%             39.87%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --                --             (57.45)%
    Highest contract charges                  1.25%               --             (55.33)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --             (13.43)%
    Highest contract charges                  1.24%               --              (7.21)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --                --               6.57%
    Highest contract charges                  1.24%               --               5.24%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.84%               --               4.98%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
MARSHALL MID-CAP VALUE FUND
 2009  Lowest contract charges                0.35%             4.06%             36.16%
    Highest contract charges                  1.25%             0.78%             34.94%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.50%             0.23%            (37.48)%
    Highest contract charges                  1.25%             0.25%            (37.95)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.44%             0.55%             (5.41)%
    Highest contract charges                  1.23%             0.80%             (0.50)%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
MASSACHUSETTS INVESTORS GROWTH STOCK
 FUND
 2009  Lowest contract charges               2,661         $8.15                  $21,685
    Highest contract charges                11,326         10.12                  114,661
    Remaining contract charges             187,827            --                1,903,003
 2008  Lowest contract charges               1,628          5.80                    9,445
    Highest contract charges                 6,603          7.30                   48,178
    Remaining contract charges             164,759            --                1,187,570
 2007  Lowest contract charges                 553          9.20                    5,084
    Highest contract charges                 3,414         11.72                   40,011
    Remaining contract charges             158,724            --                1,840,128
 2006  Lowest contract charges                 329          8.25                    2,713
    Highest contract charges                 2,649         10.64                   28,188
    Remaining contract charges             152,254            --                1,586,081
 2005  Lowest contract charges              88,402         10.38                  917,820
    Highest contract charges                 2,384         10.03                   23,898
    Remaining contract charges             104,935            --                  986,849
MFS HIGH INCOME FUND
 2009  Lowest contract charges               5,879         15.65                   92,019
    Highest contract charges                 6,202         14.94                   92,648
    Remaining contract charges              31,883            --                  470,525
 2008  Lowest contract charges               5,432         10.66                   57,881
    Highest contract charges                 5,957         10.30                   61,341
    Remaining contract charges              33,461            --                  338,026
 2007  Lowest contract charges               6,336         14.91                   94,435
    Highest contract charges                 5,503         14.59                   80,274
    Remaining contract charges              29,052            --                  415,124
 2006  Lowest contract charges               5,323         14.65                   77,984
    Highest contract charges                 4,709         14.52                   68,388
    Remaining contract charges              25,307            --                  357,974
 2005  Lowest contract charges               3,511         13.28                   46,628
    Highest contract charges                 5,696         13.32                   75,896
    Remaining contract charges              28,154            --                  365,902

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
MASSACHUSETTS INVESTORS GROWTH STOCK
 FUND
 2009  Lowest contract charges                  --              0.60%             40.49%
    Highest contract charges                  1.25%             0.63%             38.75%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              0.66%            (36.96)%
    Highest contract charges                  1.25%             0.67%            (37.74)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.48%             11.51%
    Highest contract charges                  1.25%             0.42%             10.12%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --                --               7.48%
    Highest contract charges                  1.25%               --               6.14%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.35%               --               3.52%
    Highest contract charges                  1.25%               --               2.59%
    Remaining contract charges                  --                --                 --
MFS HIGH INCOME FUND
 2009  Lowest contract charges                  --              8.96%             46.89%
    Highest contract charges                  1.25%             8.95%             45.07%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              8.26%            (28.52)%
    Highest contract charges                  1.25%             8.28%            (29.40)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              7.70%              1.72%
    Highest contract charges                  1.25%             7.75%              0.45%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              7.28%             10.35%
    Highest contract charges                  1.25%             7.19%              8.98%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              7.73%              2.34%
    Highest contract charges                  1.25%             7.72%              1.07%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
MFS INTERNATIONAL NEW DISCOVERY FUND
 2009  Lowest contract charges               1,087        $18.12                  $19,702
    Highest contract charges                 1,113         10.23                   11,387
    Remaining contract charges              12,650            --                  200,814
 2008  Lowest contract charges                 644         12.43                    8,008
    Highest contract charges                   929          7.03                    6,528
    Remaining contract charges              12,093            --                  130,516
 2007  Lowest contract charges                 351         24.33                    8,545
    Highest contract charges                   512         12.70                    6,501
    Remaining contract charges               9,022            --                  175,227
 2006  Lowest contract charges                  20         27.34                      551
    Highest contract charges                    59         18.63                    1,106
    Remaining contract charges               6,609            --                  118,662
 2005  Lowest contract charges                 152         14.27                    2,170
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
MFS MID CAP GROWTH FUND
 2009  Lowest contract charges                 550          7.60                    4,181
    Highest contract charges                12,063          6.88                   83,034
    Remaining contract charges              66,955            --                  471,280
 2008  Lowest contract charges                 695          5.36                    3,729
    Highest contract charges                15,969          4.92                   78,588
    Remaining contract charges              50,561            --                  257,613
 2007  Lowest contract charges                  71         10.97                      783
    Highest contract charges                12,062         10.19                  122,974
    Remaining contract charges              49,213            --                  514,353
 2006  Lowest contract charges                  71         10.02                      715
    Highest contract charges                 9,957          9.43                   93,881
    Remaining contract charges              50,696            --                  486,064
 2005  Lowest contract charges                 982          9.81                    9,628
    Highest contract charges                 9,325          9.34                   87,125
    Remaining contract charges              54,476            --                  515,826
MFS RESEARCH INTERNATIONAL FUND
 2009  Lowest contract charges               1,589          7.63                   12,126
    Highest contract charges                21,155          7.57                  160,111
    Remaining contract charges               1,657            --                   12,583
 2008  Lowest contract charges                 104          5.85                      607
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
MFS INTERNATIONAL NEW DISCOVERY FUND
 2009  Lowest contract charges                  --              1.87%             45.78%
    Highest contract charges                  1.25%             1.49%             45.58%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              1.81%            (48.91)%
    Highest contract charges                  1.25%             1.75%            (44.67)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.23%            (11.01)%
    Highest contract charges                  1.23%             2.09%              7.40%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              4.23%             14.68%
    Highest contract charges                  1.25%             4.46%             25.28%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             1.64%             16.04%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
MFS MID CAP GROWTH FUND
 2009  Lowest contract charges                  --                --              41.63%
    Highest contract charges                  1.25%               --              39.87%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --                --             (51.12)%
    Highest contract charges                  1.25%               --             (51.73)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --               9.49%
    Highest contract charges                  1.25%               --               8.13%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --                --               2.18%
    Highest contract charges                  1.25%               --               0.91%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --                --               2.69%
    Highest contract charges                  1.25%               --               1.41%
    Remaining contract charges                  --                --                 --
MFS RESEARCH INTERNATIONAL FUND
 2009  Lowest contract charges                0.74%             3.79%             30.11%
    Highest contract charges                  1.24%             3.33%             29.46%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.91%            10.58%            (41.54)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
MFS TOTAL RETURN FUND
 2009  Lowest contract charges               5,879        $10.34                  $60,772
    Highest contract charges                18,671         10.12                  188,976
    Remaining contract charges              10,786            --                   97,600
 2008  Lowest contract charges               1,155          8.80                   10,161
    Highest contract charges                 3,031          8.66                   26,257
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                 149         11.32                    1,682
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
MFS UTILITIES FUND
 2009  Lowest contract charges               5,455         17.35                   94,652
    Highest contract charges                 4,713         22.20                  104,645
    Remaining contract charges             234,207            --                3,354,017
 2008  Lowest contract charges               6,251         13.06                   81,622
    Highest contract charges                10,930         16.92                  184,959
    Remaining contract charges             193,751            --                2,153,604
 2007  Lowest contract charges               5,572         20.91                  116,484
    Highest contract charges                 9,248         27.43                  253,702
    Remaining contract charges             145,886            --                2,679,166
 2006  Lowest contract charges               3,312         16.39                   54,279
    Highest contract charges                 6,119         21.77                  133,231
    Remaining contract charges              91,248            --                1,441,658
 2005  Lowest contract charges                 859         12.46                   10,706
    Highest contract charges                 4,750         16.76                   79,600
    Remaining contract charges              68,660            --                  938,521
MFS VALUE FUND
 2009  Lowest contract charges               3,328         13.96                   46,461
    Highest contract charges                21,318          7.87                  167,840
    Remaining contract charges             169,933            --                1,964,910
 2008  Lowest contract charges               2,622         11.59                   30,384
    Highest contract charges                    13          6.62                       84
    Remaining contract charges             115,546            --                1,284,771
 2007  Lowest contract charges               3,244         17.25                   55,977
    Highest contract charges                 7,245         16.03                  116,150
    Remaining contract charges             100,251            --                1,675,089
 2006  Lowest contract charges               2,140         16.03                   34,312
    Highest contract charges                 6,655         15.09                  100,403
    Remaining contract charges              99,660            --                1,556,454
 2005  Lowest contract charges                 850         13.29                   11,289
    Highest contract charges                 4,225         12.66                   53,477
    Remaining contract charges             111,167            --                1,442,721

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
MFS TOTAL RETURN FUND
 2009  Lowest contract charges                0.65%             2.98%             17.51%
    Highest contract charges                  1.24%             2.99%             16.81%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.64%             3.55%            (22.99)%
    Highest contract charges                  1.24%             3.50%            (23.45)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.20%             2.97%              3.56%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
MFS UTILITIES FUND
 2009  Lowest contract charges                  --              3.78%             32.87%
    Highest contract charges                  1.25%             3.62%             31.22%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              2.61%            (37.54)%
    Highest contract charges                  1.25%             2.62%            (38.32)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.98%             27.58%
    Highest contract charges                  1.24%             2.09%             26.00%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              2.82%             31.55%
    Highest contract charges                  1.25%             2.20%             29.92%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              1.57%             16.83%
    Highest contract charges                  1.23%             1.59%             15.38%
    Remaining contract charges                  --                --                 --
MFS VALUE FUND
 2009  Lowest contract charges                  --              1.79%             20.48%
    Highest contract charges                  1.24%             1.97%             19.00%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              1.36%            (32.85)%
    Highest contract charges                  0.47%             3.27%            (33.65)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.28%              7.61%
    Highest contract charges                  1.25%             1.21%              6.28%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              1.63%             20.67%
    Highest contract charges                  1.25%             1.40%             19.17%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              1.34%              6.22%
    Highest contract charges                  1.24%             1.32%              4.90%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
MFS RESEARCH BOND FUND
 2009  Lowest contract charges               3,158        $11.83                  $37,365
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               2,025          9.93                   20,101
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges               1,239         10.72                   13,277
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
MFS MASSACHUSETTS INVESTORS TRUST FUND
 2009  Lowest contract charges                 105         16.14                    1,688
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
MFS CORE GROWTH FUND
 2009  Lowest contract charges                  34         14.69                      503
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
MFS CORE EQUITY FUND
 2009  Lowest contract charges                 422          8.30                    3,502
    Highest contract charges                   551          8.04                    4,431
    Remaining contract charges              88,151            --                  722,500
 2008  Lowest contract charges              77,010          6.20                  477,617
    Highest contract charges                   470          6.13                    2,881
    Remaining contract charges              10,286            --                   63,479
 2007  Lowest contract charges              85,859         10.04                  861,933
    Highest contract charges                   490         10.00                    4,901
    Remaining contract charges              10,032            --                  100,532
MFS GOVERNMENT SECURITIES FUND
 2009  Lowest contract charges              24,178         10.96                  265,009
    Highest contract charges                45,511         10.82                  492,622
    Remaining contract charges              38,505            --                  419,458
 2008  Lowest contract charges                  45         10.53                      477
    Highest contract charges                   607         10.51                    6,379
    Remaining contract charges                  --            --                       --
MFS INTERNATIONAL VALUE FUND
 2009  Lowest contract charges                  67         16.45                    1,095
    Highest contract charges                 1,167         16.38                   19,119
    Remaining contract charges                  --            --                       --
MFS TECHNOLOGY FUND
 2009  Lowest contract charges                 317         18.29                    5,795
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
MFS RESEARCH BOND FUND
 2009  Lowest contract charges                1.25%             5.24%             19.17%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.25%             5.65%             (7.36)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.88%             3.08%              2.42%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
MFS MASSACHUSETTS INVESTORS TRUST FUND
 2009  Lowest contract charges                0.10%             1.17%             61.37%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
MFS CORE GROWTH FUND
 2009  Lowest contract charges                0.59%             0.67%             46.88%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
MFS CORE EQUITY FUND
 2009  Lowest contract charges                  --              3.28%             32.80%
    Highest contract charges                  1.25%             1.08%             31.15%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.50%             0.53%            (38.22)%
    Highest contract charges                  1.25%             0.50%            (38.68)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.28%               --               0.39%
    Highest contract charges                  0.70%               --              (0.04)%
    Remaining contract charges                  --                --                 --
MFS GOVERNMENT SECURITIES FUND
 2009  Lowest contract charges                0.49%             3.60%              3.72%
    Highest contract charges                  1.24%             3.74%              2.95%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.26%             1.10%              5.29%
    Highest contract charges                  0.81%             2.70%              5.14%
    Remaining contract charges                  --                --                 --
MFS INTERNATIONAL VALUE FUND
 2009  Lowest contract charges                0.08%             1.08%             64.50%
    Highest contract charges                  1.03%             4.23%             63.82%
    Remaining contract charges                  --                --                 --
MFS TECHNOLOGY FUND
 2009  Lowest contract charges                1.02%               --              82.93%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
MFS CORE EQUITY SERIES
 2009  Lowest contract charges               1,895         $9.40                  $17,810
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               1,044          7.15                    7,460
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
MFS HIGH INCOME SERIES
 2009  Lowest contract charges               3,173         10.78                   34,215
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               1,657          7.46                   12,367
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
MFS INVESTORS GROWTH STOCK SERIES
 2009  Lowest contract charges               1,224         10.07                   12,323
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                 419          7.27                    3,040
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
MFS UTILITIES SERIES
 2009  Lowest contract charges                 408         11.86                    4,836
    Highest contract charges                11,567         11.77                  136,115
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               1,834          8.95                   16,403
    Highest contract charges                10,854          8.90                   96,555
    Remaining contract charges                  --            --                       --
BLACKROCK GLOBAL ALLOCATION FUND
 2009  Lowest contract charges             172,701          9.55                1,649,424
    Highest contract charges                43,412         12.34                  535,709
    Remaining contract charges             126,319            --                1,414,709
 2008  Lowest contract charges             139,233          7.88                1,096,998
    Highest contract charges                17,898         10.27                  183,854
    Remaining contract charges              79,298            --                  732,819
 2007  Lowest contract charges              46,656         11.70                  546,045
    Highest contract charges                78,724         13.09                1,030,819
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
MFS CORE EQUITY SERIES
 2009  Lowest contract charges                0.70%             1.19%             31.51%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.70%               --             (39.58)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
MFS HIGH INCOME SERIES
 2009  Lowest contract charges                0.70%             7.48%             44.07%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.70%               --             (28.99)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
MFS INVESTORS GROWTH STOCK SERIES
 2009  Lowest contract charges                0.70%             0.37%             38.58%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.70%               --             (37.31)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
MFS UTILITIES SERIES
 2009  Lowest contract charges                0.45%             9.29%             32.62%
    Highest contract charges                  0.70%             4.68%             32.29%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.45%               --             (36.22)%
    Highest contract charges                  0.70%               --             (38.11)%
    Remaining contract charges                  --                --                 --
BLACKROCK GLOBAL ALLOCATION FUND
 2009  Lowest contract charges                0.35%             2.10%             21.22%
    Highest contract charges                  1.25%             2.40%             20.13%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             4.48%            (20.84)%
    Highest contract charges                  1.27%             6.69%            (21.55)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.49%             6.54%             15.85%
    Highest contract charges                  1.24%             5.68%             15.26%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
BLACKROCK GLOBAL FINANCIAL SERVICES
 FUND
 2009  Lowest contract charges               4,901         $5.67                  $27,773
    Highest contract charges                   708          6.62                    4,687
    Remaining contract charges               9,518            --                   63,404
 2008  Lowest contract charges               2,633          4.33                   11,408
    Highest contract charges                   181          5.10                      922
    Remaining contract charges               8,546            --                   44,087
 2007  Lowest contract charges               1,378          9.10                   12,539
    Highest contract charges                     5         10.82                       57
    Remaining contract charges              11,105            --                  120,870
BLACKROCK LARGE CAP CORE FUND
 2009  Lowest contract charges              26,713          7.44                  198,618
    Highest contract charges                 2,888          8.82                   25,471
    Remaining contract charges               6,981            --                   49,683
 2008  Lowest contract charges              23,784          6.19                  147,321
    Highest contract charges                 2,085          7.41                   15,460
    Remaining contract charges               5,453            --                   32,454
 2007  Lowest contract charges              10,397          9.57                   99,474
    Highest contract charges                14,104         12.01                  169,337
    Remaining contract charges                  --            --                       --
BLACKROCK VALUE OPPORTUNITIES FUND
 2009  Lowest contract charges               2,509          7.91                   19,840
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               2,018          6.27                   12,658
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                 427         10.81                    4,610
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
BLACKROCK SMALL CAP GROWTH FUND
 2009  Lowest contract charges               3,333          8.27                   27,557
    Highest contract charges                 5,674          9.71                   55,092
    Remaining contract charges              19,983            --                  177,108
 2008  Lowest contract charges               4,358          6.30                   27,452
    Highest contract charges                 1,549          7.33                   11,358
    Remaining contract charges               5,907            --                   43,812
 2007  Lowest contract charges               2,862         10.74                   30,748
    Highest contract charges                   957         12.60                   12,053
    Remaining contract charges               2,611            --                   33,202

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
BLACKROCK GLOBAL FINANCIAL SERVICES
 FUND
 2009  Lowest contract charges                0.35%             0.73%             30.81%
    Highest contract charges                  1.24%             0.79%             29.64%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             2.49%            (52.39)%
    Highest contract charges                  1.22%             7.45%            (52.82)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%             1.03%             (9.01)%
    Highest contract charges                  0.70%             7.01%             (7.75)%
    Remaining contract charges                  --                --                 --
BLACKROCK LARGE CAP CORE FUND
 2009  Lowest contract charges                0.35%             1.13%             20.04%
    Highest contract charges                  1.25%             1.39%             18.97%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%               --             (37.69)%
    Highest contract charges                  1.28%               --             (38.25)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.29%               --              (3.14)%
    Highest contract charges                  1.24%               --               3.56%
    Remaining contract charges                  --                --                 --
BLACKROCK VALUE OPPORTUNITIES FUND
 2009  Lowest contract charges                1.25%             0.13%             26.05%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.25%               --             (41.97)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.09%               --              (2.58)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
BLACKROCK SMALL CAP GROWTH FUND
 2009  Lowest contract charges                0.05%               --              33.67%
    Highest contract charges                  1.24%               --              32.47%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.50%               --             (41.37)%
    Highest contract charges                  1.25%               --             (41.81)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.44%               --               5.80%
    Highest contract charges                  1.23%               --              12.63%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
BLACKROCK MID CAP VALUE OPPORTUNITIES
 FUND
 2009  Lowest contract charges                 661         $8.94                   $5,909
    Highest contract charges                17,223          9.79                  168,661
    Remaining contract charges              18,656            --                  148,996
 2008  Lowest contract charges                 467          6.63                    3,097
    Highest contract charges                 6,004          7.33                   44,007
    Remaining contract charges                 537            --                    3,985
 2007  Lowest contract charges                 338         11.70                    3,951
    Highest contract charges                 1,641         11.59                   19,010
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges                 117         11.30                    1,319
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
MUNDER MIDCAP CORE GROWTH FUND
 2009  Lowest contract charges                 181         22.28                    4,041
    Highest contract charges                 4,458          9.81                   43,718
    Remaining contract charges              43,844            --                  454,454
 2008  Lowest contract charges                  99         16.84                    1,668
    Highest contract charges                 3,146          7.50                   23,585
    Remaining contract charges              36,996            --                  283,759
 2007  Lowest contract charges                  29         29.89                      863
    Highest contract charges                 1,216         13.45                   16,353
    Remaining contract charges              21,261            --                  289,109
 2006  Lowest contract charges               4,640         11.43                   53,029
    Highest contract charges                   151         11.29                    1,707
    Remaining contract charges               7,202            --                   80,972
 2005  Lowest contract charges               3,925         10.16                   39,890
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
NEUBERGER BERMAN SOCIALLY RESPONSIVE
 FUND
 2009  Lowest contract charges                  91         15.83                    1,442
    Highest contract charges                 1,204          9.76                   11,748
    Remaining contract charges               8,172            --                   84,584
 2008  Lowest contract charges                  90         10.98                      992
    Highest contract charges                 1,183          7.61                    9,005
    Remaining contract charges               5,843            --                   46,514
 2007  Lowest contract charges                  79         18.40                    1,454
    Highest contract charges                   893         12.61                   11,263
    Remaining contract charges               3,024            --                   39,572
 2006  Lowest contract charges               1,193         12.25                   14,616
    Highest contract charges                   501         11.90                    5,967
    Remaining contract charges                 161            --                    1,958

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
BLACKROCK MID CAP VALUE OPPORTUNITIES
 FUND
 2009  Lowest contract charges                0.35%             0.35%             34.81%
    Highest contract charges                  1.25%             0.36%             33.60%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.23%               --             (33.70)%
    Highest contract charges                  1.25%               --             (36.75)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.64%               --               3.22%
    Highest contract charges                  1.24%               --               2.60%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.71%               --              10.63%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
MUNDER MIDCAP CORE GROWTH FUND
 2009  Lowest contract charges                  --              0.17%             32.30%
    Highest contract charges                  1.25%             0.16%             30.81%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --                --             (43.66)%
    Highest contract charges                  1.25%               --             (44.27)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --              18.89%
    Highest contract charges                  1.24%               --              19.15%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%               --              11.19%
    Highest contract charges                  1.25%             0.02%             10.20%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             1.88%              2.94%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
NEUBERGER BERMAN SOCIALLY RESPONSIVE
 FUND
 2009  Lowest contract charges                  --                --              29.87%
    Highest contract charges                  1.25%               --              28.26%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              0.52%            (40.33)%
    Highest contract charges                  1.25%             0.55%            (39.66)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.85%              3.37%
    Highest contract charges                  1.24%             0.65%              5.98%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             0.30%             13.82%
    Highest contract charges                  1.24%             0.10%             12.80%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
OAKMARK INTERNATIONAL SMALL CAP FUND
 2009  Lowest contract charges              78,988        $24.60               $1,943,358
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges              68,297         14.74                1,006,972
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges              76,081         27.25                2,073,425
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges              74,930         29.83                2,235,486
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges              64,710         22.19                1,436,106
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
OPPENHEIMER CAPITAL APPRECIATION FUND
 2009  Lowest contract charges               3,437         10.79                   37,086
    Highest contract charges                10,171          9.78                   99,455
    Remaining contract charges             144,671            --                1,479,332
 2008  Lowest contract charges               1,823          7.51                   13,698
    Highest contract charges                10,338          6.90                   71,288
    Remaining contract charges             135,522            --                  972,546
 2007  Lowest contract charges               1,158         13.89                   16,078
    Highest contract charges                 9,661         12.91                  124,686
    Remaining contract charges             134,977            --                1,798,317
 2006  Lowest contract charges               1,757         12.21                   21,449
    Highest contract charges                 8,741         11.49                  100,411
    Remaining contract charges             137,914            --                1,623,463
 2005  Lowest contract charges               1,530         11.36                   17,381
    Highest contract charges                10,282         10.82                  111,251
    Remaining contract charges             128,754            --                1,415,138

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
OAKMARK INTERNATIONAL SMALL CAP FUND
 2009  Lowest contract charges                0.35%             1.90%             66.87%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             7.59%            (45.90)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%             0.76%             (8.65)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             2.52%             34.43%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.35%             4.03%             20.84%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
OPPENHEIMER CAPITAL APPRECIATION FUND
 2009  Lowest contract charges                  --                --              43.58%
    Highest contract charges                  1.25%               --              41.80%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --                --             (45.90)%
    Highest contract charges                  1.25%               --             (46.57)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --              13.77%
    Highest contract charges                  1.25%               --              12.35%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --                --               7.50%
    Highest contract charges                  1.25%               --               6.17%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              0.57%              4.70%
    Highest contract charges                  1.25%             0.67%              3.40%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL FUND
 2009  Lowest contract charges               3,460        $71.52                 $247,428
    Highest contract charges                26,279         14.28                  375,249
    Remaining contract charges             153,905            --                2,304,188
 2008  Lowest contract charges               3,294         51.38                  169,252
    Highest contract charges                24,595         10.39                  255,464
    Remaining contract charges             168,487            --                1,828,368
 2007  Lowest contract charges               5,339         87.12                  465,094
    Highest contract charges                21,962         17.83                  391,687
    Remaining contract charges             156,041            --                2,880,187
 2006  Lowest contract charges               5,128         82.21                  421,554
    Highest contract charges                18,295         17.04                  311,784
    Remaining contract charges             157,756            --                2,765,668
 2005  Lowest contract charges               4,523         70.04                  316,809
    Highest contract charges                13,944         14.70                  204,996
    Remaining contract charges             135,036            --                2,028,736
OPPENHEIMER INTERNATIONAL GROWTH FUND
 2009  Lowest contract charges                 242          7.92                    1,916
    Highest contract charges                 6,918         11.47                   79,313
    Remaining contract charges               9,584            --                  107,233
 2008  Lowest contract charges                 732          8.56                    6,262
    Highest contract charges                 2,443          8.43                   20,582
    Remaining contract charges               8,021            --                   68,283
 2007  Lowest contract charges                 412         14.73                    6,065
    Highest contract charges                   176         14.59                    2,567
    Remaining contract charges                  --            --                       --
OPPENHEIMER MAIN STREET FUND
 2009  Lowest contract charges                 968          7.47                    7,234
    Highest contract charges                 6,335          7.36                   46,617
    Remaining contract charges                 766            --                    5,712
 2008  Lowest contract charges                  45          5.79                      257
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
OPPENHEIMER STRATEGIC INCOME FUND
 2009  Lowest contract charges                  18         10.57                      194
    Highest contract charges                 5,681         11.47                   65,143
    Remaining contract charges                 661            --                    6,893
 2008  Lowest contract charges                  17          8.70                      148
    Highest contract charges                 1,461          9.50                   13,886
    Remaining contract charges                 115            --                      984

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
OPPENHEIMER GLOBAL FUND
 2009  Lowest contract charges                  --              0.64%             39.20%
    Highest contract charges                  1.25%             0.66%             37.48%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              1.04%            (41.03)%
    Highest contract charges                  1.25%             1.55%            (41.76)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.11%              5.97%
    Highest contract charges                  1.25%             1.14%              4.65%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              0.81%             17.38%
    Highest contract charges                  1.25%             0.87%             15.92%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              0.71%             13.83%
    Highest contract charges                  1.24%             1.01%             12.42%
    Remaining contract charges                  --                --                 --
OPPENHEIMER INTERNATIONAL GROWTH FUND
 2009  Lowest contract charges                0.01%               --              37.09%
    Highest contract charges                  1.25%             1.08%             36.07%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.65%             1.00%            (41.89)%
    Highest contract charges                  1.24%             2.03%            (42.24)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.63%             1.92%             11.65%
    Highest contract charges                  1.22%             2.91%             10.99%
    Remaining contract charges                  --                --                 --
OPPENHEIMER MAIN STREET FUND
 2009  Lowest contract charges                0.64%             1.32%             27.94%
    Highest contract charges                  1.24%             1.80%             27.17%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.22%             6.59%            (39.50)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
OPPENHEIMER STRATEGIC INCOME FUND
 2009  Lowest contract charges                0.37%             6.93%             21.56%
    Highest contract charges                  1.24%             6.72%             20.65%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.13%             6.51%            (16.97)%
    Highest contract charges                  1.20%             6.14%            (17.59)%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND
 2009  Lowest contract charges              23,804         $7.54                 $179,495
    Highest contract charges                28,454          8.68                  246,919
    Remaining contract charges              52,665            --                  446,937
 2008  Lowest contract charges              16,584          5.53                   91,635
    Highest contract charges                18,782          6.42                  120,509
    Remaining contract charges              40,838            --                  260,153
 2007  Lowest contract charges               6,651          8.98                   59,752
    Highest contract charges                10,348         10.53                  108,939
    Remaining contract charges              14,805            --                  155,190
OPPENHEIMER DEVELOPING MARKETS FUND
 2009  Lowest contract charges              21,236         48.59                1,031,837
    Highest contract charges                   922         45.76                   42,192
    Remaining contract charges              12,338            --                  579,874
 2008  Lowest contract charges              19,079         26.83                  511,894
    Highest contract charges                   772         25.49                   19,669
    Remaining contract charges              13,581            --                  354,211
 2007  Lowest contract charges              15,227         51.81                  788,849
    Highest contract charges                   505         49.67                   25,080
    Remaining contract charges              13,231            --                  669,645
 2006  Lowest contract charges              13,772         38.84                  534,909
    Highest contract charges                   288         37.57                   10,814
    Remaining contract charges              10,406            --                  396,801
 2005  Lowest contract charges               2,424         30.72                   74,449
    Highest contract charges                    42         30.39                    1,273
    Remaining contract charges                  --            --                       --
OPPENHEIMER EQUITY FUND
 2009  Lowest contract charges               6,861          9.65                   66,174
    Highest contract charges                    35          9.51                      333
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               5,961          7.01                   41,781
    Highest contract charges                   352          6.94                    2,445
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                 112         12.59                    1,410
    Highest contract charges                    20         12.51                      249
    Remaining contract charges                  --            --                       --
OPPENHEIMER CAPITAL INCOME FUND
 2009  Lowest contract charges                  12          8.02                       99
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND
 2009  Lowest contract charges                0.35%             0.28%             36.47%
    Highest contract charges                  1.25%             0.28%             35.25%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%               --             (38.50)%
    Highest contract charges                  1.25%               --             (39.05)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%             0.31%            (10.15)%
    Highest contract charges                  1.23%             0.57%             (2.77)%
    Remaining contract charges                  --                --                 --
OPPENHEIMER DEVELOPING MARKETS FUND
 2009  Lowest contract charges                0.35%             0.55%             81.10%
    Highest contract charges                  1.24%             0.39%             79.48%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             1.55%            (48.21)%
    Highest contract charges                  1.25%             1.67%            (48.68)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%             1.00%             33.39%
    Highest contract charges                  1.24%             1.12%             32.20%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             4.29%             24.75%
    Highest contract charges                  1.25%             2.36%             23.63%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             3.87%             26.98%
    Highest contract charges                  1.13%             8.64%             26.75%
    Remaining contract charges                  --                --                 --
OPPENHEIMER EQUITY FUND
 2009  Lowest contract charges                0.85%             0.77%             37.61%
    Highest contract charges                  1.25%             0.06%             37.06%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.84%             0.39%            (44.31)%
    Highest contract charges                  1.24%             0.52%            (44.53)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.83%             4.52%              9.79%
    Highest contract charges                  0.91%               --               9.36%
    Remaining contract charges                  --                --                 --
OPPENHEIMER CAPITAL INCOME FUND
 2009  Lowest contract charges                0.55%             1.17%             16.64%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
OPPENHEIMER INTERNATIONAL BOND FUND
 2009  Lowest contract charges              10,691        $12.09                 $129,260
    Highest contract charges                88,904         13.36                1,187,797
    Remaining contract charges             129,923            --                1,630,972
 2008  Lowest contract charges               8,500         10.69                   90,890
    Highest contract charges                28,409         11.92                  338,707
    Remaining contract charges              52,772            --                  600,633
 2007  Lowest contract charges               4,953         10.80                   53,505
    Highest contract charges                 6,896         12.15                   83,800
    Remaining contract charges              12,981            --                  158,838
 2006  Lowest contract charges                 116         10.83                    1,259
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
OPPENHEIMER SMALL- & MID- CAP VALUE
 FUND
 2009  Lowest contract charges              24,875          6.93                  172,297
    Highest contract charges                12,436          8.99                  111,757
    Remaining contract charges              39,893            --                  336,322
 2008  Lowest contract charges              20,972          4.81                  100,799
    Highest contract charges                 6,726          6.29                   42,320
    Remaining contract charges              31,705            --                  185,131
 2007  Lowest contract charges              15,666          9.63                  150,913
    Highest contract charges                 4,036         12.72                   51,355
    Remaining contract charges              31,012            --                  353,166
OPPENHEIMER MAIN STREET OPPORTUNITY
 FUND
 2009  Lowest contract charges               8,042          8.00                   64,308
    Highest contract charges                17,176          9.37                  160,979
    Remaining contract charges              23,084            --                  176,117
 2008  Lowest contract charges               6,437          6.08                   39,167
    Highest contract charges                10,162          7.20                   73,121
    Remaining contract charges              17,510            --                  101,927
 2007  Lowest contract charges               6,239          9.52                   59,424
    Highest contract charges                 6,171         11.86                   73,207
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges                 109         11.60                    1,266
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
OPPENHEIMER INTERNATIONAL BOND FUND
 2009  Lowest contract charges                0.35%             4.20%             13.07%
    Highest contract charges                  1.24%             4.32%             12.06%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             6.02%             (1.00)%
    Highest contract charges                  1.24%             6.82%             (1.89)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%             7.39%              8.02%
    Highest contract charges                  1.23%            10.25%             12.23%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.70%             2.16%              9.14%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
OPPENHEIMER SMALL- & MID- CAP VALUE
 FUND
 2009  Lowest contract charges                0.35%               --              44.11%
    Highest contract charges                  1.24%               --              42.82%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%               --             (50.11)%
    Highest contract charges                  1.25%               --             (50.55)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%               --              (3.67)%
    Highest contract charges                  1.23%               --               7.78%
    Remaining contract charges                  --                --                 --
OPPENHEIMER MAIN STREET OPPORTUNITY
 FUND
 2009  Lowest contract charges                0.35%             0.48%             31.42%
    Highest contract charges                  1.25%             0.53%             30.25%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             0.73%            (38.79)%
    Highest contract charges                  1.25%             0.87%            (39.34)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.29%             3.91%             (3.68)%
    Highest contract charges                  1.23%             2.09%              2.28%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.68%             2.05%             12.70%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
OPPENHEIMER GOLD & SPECIAL METALS FUND
 2009  Lowest contract charges               1,162        $10.69                  $12,422
    Highest contract charges                18,375         19.03                  349,713
    Remaining contract charges              25,246            --                  395,281
 2008  Lowest contract charges                 441          5.98                    2,637
    Highest contract charges                 8,661         10.75                   93,081
    Remaining contract charges               9,442            --                   87,980
 2007  Lowest contract charges               5,433         17.98                   97,702
    Highest contract charges                 1,760         17.87                   31,447
    Remaining contract charges                  --            --                       --
OPPENHEIMER REAL ESTATE FUND
 2009  Lowest contract charges                 474          6.48                    3,071
    Highest contract charges                 8,686          6.38                   55,431
    Remaining contract charges                 945            --                    6,354
 2008  Lowest contract charges                  22          5.25                      116
    Highest contract charges                     5          4.97                       26
    Remaining contract charges                  31            --                      156
PUTNAM GLOBAL EQUITY FUND
 2009  Lowest contract charges               2,888          8.39                   24,242
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               3,120          6.50                   20,286
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
PUTNAM HIGH YIELD FUND
 2009  Lowest contract charges             166,687         11.62                1,936,798
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges              56,327          7.79                  438,852
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
PUTNAM INTERNATIONAL NEW OPPORTUNITIES
 FUND
 2009  Lowest contract charges              23,122          9.71                  224,559
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges              14,365          7.07                  101,535
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
PUTNAM SMALL CAP VALUE FUND
 2009  Lowest contract charges              37,472          7.40                  277,138
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges              24,334          5.66                  137,785
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
OPPENHEIMER GOLD & SPECIAL METALS FUND
 2009  Lowest contract charges                0.35%             3.29%             78.69%
    Highest contract charges                  1.25%             2.92%             77.09%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.21%             8.98%            (40.17)%
    Highest contract charges                  1.24%             3.11%            (39.86)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.84%             4.00%             29.18%
    Highest contract charges                  1.23%             3.54%             28.66%
    Remaining contract charges                  --                --                 --
OPPENHEIMER REAL ESTATE FUND
 2009  Lowest contract charges                0.65%             2.36%             29.13%
    Highest contract charges                  1.24%             2.14%             28.35%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.30%               --             (39.73)%
    Highest contract charges                    --                --             (40.03)%
    Remaining contract charges                  --                --                 --
PUTNAM GLOBAL EQUITY FUND
 2009  Lowest contract charges                0.70%               --              29.07%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.70%               --             (45.73)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
PUTNAM HIGH YIELD FUND
 2009  Lowest contract charges                0.70%             6.62%             49.14%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.70%               --             (26.58)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
PUTNAM INTERNATIONAL NEW OPPORTUNITIES
 FUND
 2009  Lowest contract charges                0.70%             1.06%             37.40%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.70%               --             (42.88)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
PUTNAM SMALL CAP VALUE FUND
 2009  Lowest contract charges                0.70%             1.77%             30.62%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.70%               --             (39.79)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND
 2009  Lowest contract charges              42,914         $8.12                 $348,443
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges              42,306          5.89                  249,315
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
PIONEER EMERGING MARKETS FUND
 2009  Lowest contract charges               3,300          8.90                   29,383
    Highest contract charges                33,796          8.73                  294,975
    Remaining contract charges              27,557            --                  239,685
 2008  Lowest contract charges                 208          4.96                    1,032
    Highest contract charges                 1,488          5.09                    7,578
    Remaining contract charges                 784            --                    3,870
PIONEER OAK RIDGE SMALL CAP GROWTH
 FUND
 2009  Lowest contract charges                  69         16.22                    1,125
    Highest contract charges                     4         16.16                       68
    Remaining contract charges                 121            --                    1,954
ALLIANZ NFJ SMALL CAP VALUE FUND
 2009  Lowest contract charges               7,691          8.93                   68,686
    Highest contract charges                20,997          8.82                  185,180
    Remaining contract charges              42,892            --                  380,752
 2008  Lowest contract charges                 244          7.24                    1,770
    Highest contract charges                   131          7.21                      946
    Remaining contract charges                 455            --                    3,279
ALLIANZ NFJ DIVIDEND VALUE FUND
 2009  Lowest contract charges               6,881          7.45                   51,247
    Highest contract charges                26,677          7.36                  196,215
    Remaining contract charges              22,293            --                  165,068
 2008  Lowest contract charges                  96          6.60                      636
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
ALLIANZ CCM MID CAP FUND
 2009  Lowest contract charges                  75          8.97                      674
    Highest contract charges                 2,362          8.78                   20,739
    Remaining contract charges               1,420            --                   10,279
 2008  Lowest contract charges               1,193          7.10                    8,475
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
PUTNAM VT VISTA FUND
 2009  Lowest contract charges                0.70%               --              37.78%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.70%               --             (45.93)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
PIONEER EMERGING MARKETS FUND
 2009  Lowest contract charges                0.49%             0.50%             72.70%
    Highest contract charges                  1.24%             0.34%             71.41%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.77%            20.54%            (59.34)%
    Highest contract charges                  1.20%             7.43%            (59.54)%
    Remaining contract charges                  --                --                 --
PIONEER OAK RIDGE SMALL CAP GROWTH
 FUND
 2009  Lowest contract charges                0.08%               --              62.25%
    Highest contract charges                    --                --              61.58%
    Remaining contract charges                  --                --                 --
ALLIANZ NFJ SMALL CAP VALUE FUND
 2009  Lowest contract charges                0.50%             3.15%             23.33%
    Highest contract charges                  1.24%             3.48%             22.41%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.32%             9.18%            (27.59)%
    Highest contract charges                  0.78%             7.42%            (27.95)%
    Remaining contract charges                  --                --                 --
ALLIANZ NFJ DIVIDEND VALUE FUND
 2009  Lowest contract charges                0.49%             4.97%             12.35%
    Highest contract charges                  1.24%             4.77%             11.51%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.83%             4.28%            (34.04)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
ALLIANZ CCM MID CAP FUND
 2009  Lowest contract charges                0.63%               --              24.39%
    Highest contract charges                  1.25%               --              23.65%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.25%               --             (45.34)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
PIMCO TOTAL RETURN
 2009  Lowest contract charges              21,674        $11.97                 $259,483
    Highest contract charges               191,710         12.77                2,447,620
    Remaining contract charges             313,650            --                3,975,132
 2008  Lowest contract charges              11,298         10.60                  119,743
    Highest contract charges                24,364         11.41                  277,881
    Remaining contract charges              61,885            --                  705,183
 2007  Lowest contract charges               5,490         10.75                   59,017
    Highest contract charges                 7,094         11.07                   78,536
    Remaining contract charges               7,115            --                   79,363
PIMCO EMERGING MARKETS BOND FUND
 2009  Lowest contract charges              20,667         11.18                  231,138
    Highest contract charges                26,880         12.37                  332,425
    Remaining contract charges              18,264            --                  209,057
 2008  Lowest contract charges              16,931          8.64                  146,302
    Highest contract charges                 9,926          9.63                   95,553
    Remaining contract charges               3,192            --                   28,402
 2007  Lowest contract charges              12,976         10.14                  131,589
    Highest contract charges                 3,860         11.38                   43,941
    Remaining contract charges                  --            --                       --
PIMCO REAL RETURN FUND
 2009  Lowest contract charges               7,516         10.79                   81,098
    Highest contract charges                68,683         12.47                  856,495
    Remaining contract charges             374,900            --                4,669,008
 2008  Lowest contract charges                 115         10.27                    1,182
    Highest contract charges                23,611         10.80                  254,930
    Remaining contract charges             155,866            --                1,723,821
 2007  Lowest contract charges               4,574         10.96                   50,134
    Highest contract charges                14,467         11.74                  169,836
    Remaining contract charges             101,593            --                1,224,515
 2006  Lowest contract charges               1,490         10.65                   15,867
    Highest contract charges                 9,362         10.70                  100,127
    Remaining contract charges              63,967            --                  697,476
 2005  Lowest contract charges                 533         10.92                    5,817
    Highest contract charges                   247         10.85                    2,684
    Remaining contract charges                  --            --                       --
PIONEER FUND
 2009  Lowest contract charges                  15          7.75                      119
    Highest contract charges                   911          9.45                    8,607
    Remaining contract charges                  33            --                      257

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
PIMCO TOTAL RETURN
 2009  Lowest contract charges                0.35%             4.95%             12.95%
    Highest contract charges                  1.24%             4.78%             11.94%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             4.65%              3.96%
    Highest contract charges                  1.24%             4.67%              3.02%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.29%             2.69%              7.50%
    Highest contract charges                  1.23%             4.70%              7.24%
    Remaining contract charges                  --                --                 --
PIMCO EMERGING MARKETS BOND FUND
 2009  Lowest contract charges                0.50%             6.35%             29.43%
    Highest contract charges                  1.24%             6.09%             28.46%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.50%             6.39%            (14.79)%
    Highest contract charges                  1.25%             6.47%            (15.43)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.29%             3.24%              3.57%
    Highest contract charges                  1.24%             5.47%              3.90%
    Remaining contract charges                  --                --                 --
PIMCO REAL RETURN FUND
 2009  Lowest contract charges                  --              2.44%             14.18%
    Highest contract charges                  1.24%             2.58%             15.50%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              0.59%             (6.87)%
    Highest contract charges                  1.25%             3.45%             (8.03)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              4.56%              2.91%
    Highest contract charges                  1.24%             4.40%              9.76%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              2.32%             (3.88)%
    Highest contract charges                  1.23%             2.21%             (1.39)%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             6.81%              1.66%
    Highest contract charges                  1.15%             6.13%              1.47%
    Remaining contract charges                  --                --                 --
PIONEER FUND
 2009  Lowest contract charges                0.02%             0.27%             23.62%
    Highest contract charges                  1.25%             2.09%             22.69%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
PIONEER HIGH YIELD FUND
 2009  Lowest contract charges              55,822        $10.14                 $566,031
    Highest contract charges                35,238         11.54                  406,485
    Remaining contract charges              61,250            --                  666,787
 2008  Lowest contract charges                  74          6.25                      465
    Highest contract charges                 8,733          7.20                   62,881
    Remaining contract charges              32,113            --                  217,349
 2007  Lowest contract charges               6,593         10.70                   70,558
    Highest contract charges                 2,821         11.58                   32,669
    Remaining contract charges                  68            --                      787
PIONEER STRATEGIC INCOME FUND
 2009  Lowest contract charges              18,092         11.87                  214,775
    Highest contract charges                22,965         12.29                  282,284
    Remaining contract charges              43,389            --                  527,567
 2008  Lowest contract charges               7,971          9.11                   72,625
    Highest contract charges                15,530          9.52                  147,824
    Remaining contract charges              25,356            --                  233,327
 2007  Lowest contract charges               5,032         10.32                   51,920
    Highest contract charges                 4,878         10.88                   53,070
    Remaining contract charges              20,526            --                  214,341
PIONEER MID CAP VALUE FUND
 2009  Lowest contract charges              84,890          7.64                  648,286
    Highest contract charges                31,056          9.31                  289,133
    Remaining contract charges              36,304            --                  287,923
 2008  Lowest contract charges                  25          6.12                      156
    Highest contract charges                10,908          7.56                   82,471
    Remaining contract charges               9,762            --                   67,838
 2007  Lowest contract charges                 696         11.55                    8,041
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges                  58         11.10                      646
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
PIONEER GROWTH OPPORTUNITIES FUND
 2009  Lowest contract charges                 974         10.84                   10,565
    Highest contract charges                 4,899         10.80                   52,928
    Remaining contract charges              13,709            --                  148,526
PUTNAM EQUITY INCOME FUND
 2009  Lowest contract charges                 261         10.15                    2,651
    Highest contract charges                   578         10.00                    5,779
    Remaining contract charges               4,112            --                   32,842
 2008  Lowest contract charges                 240          8.06                    1,936
    Highest contract charges                    55          7.98                      441
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
PIONEER HIGH YIELD FUND
 2009  Lowest contract charges                  --              6.34%             62.22%
    Highest contract charges                  1.24%             6.65%             60.21%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --             48.46%            (37.05)%
    Highest contract charges                  1.25%             6.72%            (37.83)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.49%             4.51%              5.25%
    Highest contract charges                  1.19%             4.83%              5.61%
    Remaining contract charges                  --                --                 --
PIONEER STRATEGIC INCOME FUND
 2009  Lowest contract charges                0.35%             6.03%             30.27%
    Highest contract charges                  1.25%             6.25%             29.11%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             7.74%            (11.71)%
    Highest contract charges                  1.24%             7.91%            (12.50)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%             4.12%              3.19%
    Highest contract charges                  1.16%             7.59%              4.77%
    Remaining contract charges                  --                --                 --
PIONEER MID CAP VALUE FUND
 2009  Lowest contract charges                  --              1.39%             24.69%
    Highest contract charges                  1.24%             1.15%             23.14%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --             22.16%            (33.70)%
    Highest contract charges                  1.25%             1.79%            (34.52)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.24%             1.01%              4.01%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.77%             3.09%             12.75%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
PIONEER GROWTH OPPORTUNITIES FUND
 2009  Lowest contract charges                0.13%               --               8.42%
    Highest contract charges                  0.48%               --               8.05%
    Remaining contract charges                  --                --                 --
PUTNAM EQUITY INCOME FUND
 2009  Lowest contract charges                0.85%             1.73%             25.83%
    Highest contract charges                  1.24%             1.94%             25.33%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.73%               --             (31.86)%
    Highest contract charges                  1.24%             2.95%            (32.14)%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
PUTNAM HIGH YIELD ADVANTAGE FUND
 2009  Lowest contract charges                 286        $11.06                   $3,162
    Highest contract charges                 2,109         12.04                   25,387
    Remaining contract charges               4,582            --                   50,377
 2008  Lowest contract charges                 366          8.22                    3,007
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
PUTNAM INTERNATIONAL EQUITY FUND
 2009  Lowest contract charges             133,154         13.50                1,797,151
    Highest contract charges                   745          8.74                    6,513
    Remaining contract charges                  72            --                      636
 2008  Lowest contract charges             129,131         10.81                1,396,181
    Highest contract charges                   574          7.06                    4,058
    Remaining contract charges               1,921            --                   13,710
 2007  Lowest contract charges             133,952         19.67                2,634,889
    Highest contract charges                   260         12.97                    3,365
    Remaining contract charges               1,474            --                   19,242
 2006  Lowest contract charges             110,400         18.21                2,010,273
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges              87,716         14.25                1,249,886
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
PUTNAM INVESTORS FUND
 2009  Lowest contract charges                  67          7.07                      472
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                  19          5.41                      100
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                   4          9.09                       33
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
PUTNAM VISTA FUND
 2009  Lowest contract charges                 315          8.03                    2,528
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                 164          5.88                      963
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                  23         10.94                      253
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
PUTNAM HIGH YIELD ADVANTAGE FUND
 2009  Lowest contract charges                0.09%             1.43%             47.59%
    Highest contract charges                  1.24%             8.02%             46.48%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.14%            11.17%            (25.17)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
PUTNAM INTERNATIONAL EQUITY FUND
 2009  Lowest contract charges                0.35%             2.71%             24.83%
    Highest contract charges                  1.25%             2.92%             23.71%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%               --             (45.03)%
    Highest contract charges                  1.25%               --             (45.53)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%             2.91%              8.03%
    Highest contract charges                  1.20%            35.01%              7.06%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             2.66%             27.79%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.35%             2.63%             12.18%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
PUTNAM INVESTORS FUND
 2009  Lowest contract charges                0.11%             2.90%             30.72%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              0.47%            (40.50)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --              (9.12)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
PUTNAM VISTA FUND
 2009  Lowest contract charges                1.24%               --              36.55%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.25%               --             (46.27)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.05%               --               2.35%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
PUTNAM INTERNATIONAL CAPITAL
 OPPORTUNITIES FUND
 2009  Lowest contract charges              10,788         $7.58                  $81,782
    Highest contract charges                   201          7.48                    1,503
    Remaining contract charges               2,149            --                   16,187
 2008  Lowest contract charges                  40          4.85                      196
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
PUTNAM SMALL CAP GROWTH FUND
 2009  Lowest contract charges               2,190          6.61                   14,476
    Highest contract charges                 2,554          8.00                   20,423
    Remaining contract charges               2,873            --                   23,406
 2008  Lowest contract charges               1,510          5.26                    7,943
    Highest contract charges                   970          6.41                    6,223
    Remaining contract charges                 995            --                    6,436
 2007  Lowest contract charges                   2         11.49                       19
    Highest contract charges                   197         11.42                    2,255
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges                  55         11.25                      620
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
ROYCE TOTAL RETURN FUND
 2009  Lowest contract charges                  59         16.91                    1,001
    Highest contract charges                   379         16.84                    6,386
    Remaining contract charges                 111            --                    1,867
ROYCE VALUE PLUS FUND
 2009  Lowest contract charges               1,072         11.24                   12,049
    Highest contract charges                10,837         11.17                  120,998
    Remaining contract charges              38,815            --                  432,113
 2008  Lowest contract charges                 674          7.95                    5,355
    Highest contract charges                 8,452          8.00                   67,591
    Remaining contract charges              37,980            --                  297,446
 2007  Lowest contract charges                 430         13.81                    5,938
    Highest contract charges                 5,641         13.74                   77,508
    Remaining contract charges              38,255            --                  510,081
 2006  Lowest contract charges                   2         14.09                       32
    Highest contract charges                   290         13.48                    3,908
    Remaining contract charges              23,625            --                  308,238
 2005  Lowest contract charges               4,250         11.45                   48,682
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
PUTNAM INTERNATIONAL CAPITAL
 OPPORTUNITIES FUND
 2009  Lowest contract charges                0.75%             1.45%             55.59%
    Highest contract charges                  1.19%             1.53%             54.81%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.99%            30.71%            (49.01)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
PUTNAM SMALL CAP GROWTH FUND
 2009  Lowest contract charges                0.50%               --              25.67%
    Highest contract charges                  1.25%               --              24.73%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.49%               --             (43.42)%
    Highest contract charges                  1.25%               --             (43.84)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --               1.90%
    Highest contract charges                  1.24%               --               1.49%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.63%               --               8.90%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
ROYCE TOTAL RETURN FUND
 2009  Lowest contract charges                0.09%             0.13%             69.06%
    Highest contract charges                  0.22%             0.29%             68.36%
    Remaining contract charges                  --                --                 --
ROYCE VALUE PLUS FUND
 2009  Lowest contract charges                  --                --              41.38%
    Highest contract charges                  1.25%               --              39.63%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --                --             (42.43)%
    Highest contract charges                  1.25%               --             (41.80)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              2.43%             (1.99)%
    Highest contract charges                  1.24%             1.45%              1.95%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              0.24%             17.12%
    Highest contract charges                  1.25%             0.11%             17.87%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.84%               --                 --
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
ROYCE VALUE FUND
 2009  Lowest contract charges                 855        $17.55                  $15,014
    Highest contract charges                    65         17.48                    1,137
    Remaining contract charges                  --            --                       --
RIVERSOURCE DIVERSIFIED EQUITY INCOME
 FUND
 2009  Lowest contract charges                  98          7.15                      704
    Highest contract charges                 7,049          7.31                   51,501
    Remaining contract charges                 431            --                    3,057
 2008  Lowest contract charges                  72          5.65                      405
    Highest contract charges                    84          5.83                      495
    Remaining contract charges                  --            --                       --
RIVERSOURCE MID CAP VALUE FUND
 2009  Lowest contract charges               3,269          7.55                   24,667
    Highest contract charges                 9,311          7.40                   68,877
    Remaining contract charges               7,956            --                   58,359
 2008  Lowest contract charges               1,711          5.43                    9,301
    Highest contract charges                    76          5.37                      407
    Remaining contract charges                  59            --                      312
RIVERSOUCE PARTNERS SMALL CAP VALUE
 FUND
 2009  Lowest contract charges                 400          8.13                    3,254
    Highest contract charges                   115          8.21                      943
    Remaining contract charges                  --            --                       --
RIDGEWORTH SMALL CAP VALUE EQUITY FUND
 2009  Lowest contract charges                 102         17.41                    1,775
    Highest contract charges                    81         17.30                    1,405
    Remaining contract charges                  --            --                       --
RIDGEWORTH MID-CAP VALUE EQUITY FUND
 2009  Lowest contract charges                 141         18.56                    2,622
    Highest contract charges                    11         18.44                      194
    Remaining contract charges                 214            --                    3,960
LEGG MASON CLEARBRIDGE SMALL CAP
 GROWTH FUND
 2009  Lowest contract charges               2,300         10.03                   23,078
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               1,820          7.14                   13,001
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                 382         12.23                    4,670
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
ROYCE VALUE FUND
 2009  Lowest contract charges                0.62%               --              75.53%
    Highest contract charges                  0.08%               --              74.81%
    Remaining contract charges                  --                --                 --
RIVERSOURCE DIVERSIFIED EQUITY INCOME
 FUND
 2009  Lowest contract charges                0.68%             2.28%             25.91%
    Highest contract charges                  1.24%             2.19%             25.28%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.08%             5.61%            (41.13)%
    Highest contract charges                  1.16%             5.55%            (41.25)%
    Remaining contract charges                  --                --                 --
RIVERSOURCE MID CAP VALUE FUND
 2009  Lowest contract charges                0.50%             2.05%             38.85%
    Highest contract charges                  1.24%             2.66%             37.81%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.49%             6.92%            (44.64)%
    Highest contract charges                  1.03%             6.51%            (45.06)%
    Remaining contract charges                  --                --                 --
RIVERSOUCE PARTNERS SMALL CAP VALUE
 FUND
 2009  Lowest contract charges                0.74%               --              46.67%
    Highest contract charges                  0.05%               --              45.94%
    Remaining contract charges                  --                --                 --
RIDGEWORTH SMALL CAP VALUE EQUITY FUND
 2009  Lowest contract charges                0.09%               --              74.12%
    Highest contract charges                  0.16%               --              73.05%
    Remaining contract charges                  --                --                 --
RIDGEWORTH MID-CAP VALUE EQUITY FUND
 2009  Lowest contract charges                0.09%             0.61%             85.56%
    Highest contract charges                  0.06%             0.06%             84.42%
    Remaining contract charges                  --                --                 --
LEGG MASON CLEARBRIDGE SMALL CAP
 GROWTH FUND
 2009  Lowest contract charges                1.25%               --              40.46%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.25%               --             (41.60)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.10%               --               8.32%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
DWS RREEF REAL ESTATE SECURITIES FUND
 2009  Lowest contract charges                 399         $8.14                   $3,250
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
DWS DREMAN HIGH RETURN EQUITY FUND
 2009  Lowest contract charges               6,859          6.60                   45,284
    Highest contract charges                16,975          7.54                  127,919
    Remaining contract charges              22,389            --                  167,258
 2008  Lowest contract charges               5,914          5.37                   31,740
    Highest contract charges                 9,165          6.18                   56,654
    Remaining contract charges              11,393            --                   66,286
 2007  Lowest contract charges               3,104          9.24                   28,682
    Highest contract charges                 6,841         11.48                   78,566
    Remaining contract charges               5,279            --                   61,008
DWS EMERGING MARKETS FIXED INCOME FUND
 2009  Lowest contract charges                 400         13.45                    5,376
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
SSGA S&P 500 INDEX FUND
 2009  Lowest contract charges               1,075          9.92                   10,661
    Highest contract charges                 3,747          9.38                   35,158
    Remaining contract charges              65,194            --                  645,019
 2008  Lowest contract charges               2,697         14.87                   40,100
    Highest contract charges                 3,891          7.53                   29,286
    Remaining contract charges              75,726            --                  579,244
 2007  Lowest contract charges                 343         24.17                    8,294
    Highest contract charges                 3,150         12.11                   38,134
    Remaining contract charges              60,921            --                  745,153
 2006  Lowest contract charges               1,771         11.76                   20,823
    Highest contract charges                 2,426         11.63                   28,213
    Remaining contract charges              47,370            --                  554,062
 2005  Lowest contract charges               2,280         10.20                   23,266
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
DWS GROWTH & INCOME VIP PORTFOLIO
 2009  Lowest contract charges               3,990          8.73                   34,845
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               5,156          6.56                   33,804
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
DWS RREEF REAL ESTATE SECURITIES FUND
 2009  Lowest contract charges                0.85%             3.76%             28.89%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
DWS DREMAN HIGH RETURN EQUITY FUND
 2009  Lowest contract charges                0.35%             1.78%             23.01%
    Highest contract charges                  1.24%             1.72%             21.91%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             2.01%            (45.69)%
    Highest contract charges                  1.25%             2.00%            (46.18)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.29%             3.71%             (6.09)%
    Highest contract charges                  1.21%             3.17%             (2.37)%
    Remaining contract charges                  --                --                 --
DWS EMERGING MARKETS FIXED INCOME FUND
 2009  Lowest contract charges                1.02%             8.82%             34.53%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
SSGA S&P 500 INDEX FUND
 2009  Lowest contract charges                  --              0.46%             26.22%
    Highest contract charges                  1.25%             2.39%             24.65%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              1.89%            (38.48)%
    Highest contract charges                  1.25%             2.23%            (37.82)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.40%              3.78%
    Highest contract charges                  1.24%             1.58%              4.10%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             3.11%             15.20%
    Highest contract charges                  1.23%             2.45%             14.16%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.82%             2.09%              2.60%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
DWS GROWTH & INCOME VIP PORTFOLIO
 2009  Lowest contract charges                0.70%             2.45%             33.21%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.69%               --             (38.74)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
DWS GLOBAL THEMATIC FUND
 2009  Lowest contract charges              18,964         $7.95                 $150,686
    Highest contract charges                 3,159          9.57                   30,237
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges              15,217          5.58                   84,874
    Highest contract charges                 1,237          6.77                    8,367
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges              12,403         10.70                  132,737
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
LEGG MASON CLEARBRIDGE AGGRESSIVE
 GROWTH FUND
 2009  Lowest contract charges               9,823          7.31                   71,806
    Highest contract charges                 1,734          8.33                   14,450
    Remaining contract charges               1,695            --                   12,484
 2008  Lowest contract charges               8,936          5.53                   49,405
    Highest contract charges                 1,766          6.36                   11,231
    Remaining contract charges                 337            --                    1,908
 2007  Lowest contract charges               7,641          9.63                   73,602
    Highest contract charges                   791         11.18                    8,845
    Remaining contract charges                  --            --                       --
LEGG MASON PARTNERS CLEARBRIDGE
 FUNDAMENTAL VALUE FUND
 2009  Lowest contract charges                  78          9.17                      714
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                  44          7.16                      313
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
LEGG MASON CLEARBRIDGE MID CAP CORE
 FUND
 2009  Lowest contract charges                  38         16.47                      629
    Highest contract charges                   169         16.37                    2,774
    Remaining contract charges               1,424            --                   23,405
LEGG MASON CLEARBRIDGE SMALL CAP
 GROWTH I FUND
 2009  Lowest contract charges                 925          8.58                    7,933
    Highest contract charges                 5,894          8.41                   49,582
    Remaining contract charges               2,669            --                   22,590
 2008  Lowest contract charges                  18          6.03                      109
    Highest contract charges                    32          6.00                      192
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
DWS GLOBAL THEMATIC FUND
 2009  Lowest contract charges                0.50%             0.97%             42.47%
    Highest contract charges                  1.25%             1.09%             41.41%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.50%             0.10%            (47.89)%
    Highest contract charges                  1.23%             0.24%            (48.28)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.49%             0.95%              4.78%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
LEGG MASON CLEARBRIDGE AGGRESSIVE
 GROWTH FUND
 2009  Lowest contract charges                0.35%               --              32.22%
    Highest contract charges                  1.23%               --              31.09%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%               --             (42.60)%
    Highest contract charges                  1.25%               --             (43.12)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%               --              (3.68)%
    Highest contract charges                  0.46%               --              (0.04)%
    Remaining contract charges                  --                --                 --
LEGG MASON PARTNERS CLEARBRIDGE
 FUNDAMENTAL VALUE FUND
 2009  Lowest contract charges                1.25%             0.99%             27.96%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.26%             4.05%            (38.27)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
LEGG MASON CLEARBRIDGE MID CAP CORE
 FUND
 2009  Lowest contract charges                0.08%               --              64.72%
    Highest contract charges                  0.99%               --              63.71%
    Remaining contract charges                  --                --                 --
LEGG MASON CLEARBRIDGE SMALL CAP
 GROWTH I FUND
 2009  Lowest contract charges                0.49%               --              41.73%
    Highest contract charges                  1.24%               --              40.68%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --                --             (41.19)%
    Highest contract charges                  0.99%               --             (41.37)%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
BLACKROCK SMALL/MID-CAP GROWTH FUND
 2009  Lowest contract charges                 502         $7.94                   $3,983
    Highest contract charges                14,995          9.16                  137,414
    Remaining contract charges               2,371            --                   18,036
 2008  Lowest contract charges                 156          7.10                    1,109
    Highest contract charges                 9,269          6.99                   64,819
    Remaining contract charges               1,338            --                    7,588
 2007  Lowest contract charges                 147         12.92                    1,898
    Highest contract charges                    12         12.80                      152
    Remaining contract charges                  --            --                       --
THORNBURG INTERNATIONAL VALUE FUND
 2009  Lowest contract charges              32,154          7.39                  237,616
    Highest contract charges                 3,063         16.21                   49,655
    Remaining contract charges             195,494            --                1,978,289
 2008  Lowest contract charges              26,918          5.65                  152,135
    Highest contract charges                16,804          8.84                  148,561
    Remaining contract charges              45,985            --                  338,676
 2007  Lowest contract charges               6,680         11.34                   75,783
    Highest contract charges                16,983         15.42                  261,890
    Remaining contract charges               6,409            --                   99,758
THORNBURG VALUE FUND
 2009  Lowest contract charges               9,571          8.33                   79,682
    Highest contract charges                 1,786         18.58                   33,183
    Remaining contract charges              43,728            --                  438,591
 2008  Lowest contract charges               8,850          5.76                   50,954
    Highest contract charges                13,063          7.36                   96,090
    Remaining contract charges              17,247            --                  118,564
 2007  Lowest contract charges               8,161          9.89                   80,702
    Highest contract charges                 1,787         12.75                   22,778
    Remaining contract charges               5,549            --                   61,050
 2006  Lowest contract charges                  22         12.17                      263
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
THORNBURG CORE GROWTH FUND
 2009  Lowest contract charges              22,795          7.19                  163,833
    Highest contract charges                23,823          9.22                  219,662
    Remaining contract charges              52,741            --                  419,174
 2008  Lowest contract charges              18,093          4.96                   89,753
    Highest contract charges                20,086          6.42                  128,987
    Remaining contract charges              33,806            --                  188,138
 2007  Lowest contract charges                 482         10.16                    4,898
    Highest contract charges                14,423         13.27                  191,418
    Remaining contract charges              22,473            --                  258,384

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
BLACKROCK SMALL/MID-CAP GROWTH FUND
 2009  Lowest contract charges                0.50%               --              32.04%
    Highest contract charges                  1.25%               --              31.05%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.65%             0.11%            (45.04)%
    Highest contract charges                  1.24%             0.20%            (45.37)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.61%               --              14.68%
    Highest contract charges                  0.77%               --              14.00%
    Remaining contract charges                  --                --                 --
THORNBURG INTERNATIONAL VALUE FUND
 2009  Lowest contract charges                0.35%             0.80%             30.75%
    Highest contract charges                  1.03%             0.96%             62.10%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             1.21%            (42.15)%
    Highest contract charges                  1.26%             1.34%            (42.67)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.29%               --               9.99%
    Highest contract charges                  1.22%             0.59%             25.92%
    Remaining contract charges                  --                --                 --
THORNBURG VALUE FUND
 2009  Lowest contract charges                0.35%             1.65%             44.61%
    Highest contract charges                  0.20%             0.14%             85.85%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             0.78%            (41.78)%
    Highest contract charges                  1.24%             1.10%            (42.30)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%             0.34%             (1.12)%
    Highest contract charges                  1.22%             0.42%              4.74%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.64%             0.95%             18.43%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
THORNBURG CORE GROWTH FUND
 2009  Lowest contract charges                0.35%               --              44.88%
    Highest contract charges                  1.25%               --              43.59%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%               --             (51.18)%
    Highest contract charges                  1.26%               --             (51.61)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%               --               1.61%
    Highest contract charges                  1.22%               --               9.91%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
T. ROWE PRICE GROWTH STOCK FUND
 2009  Lowest contract charges                 702         $8.35                   $5,861
    Highest contract charges                19,233          8.18                  157,407
    Remaining contract charges               1,213            --                    9,810
 2008  Lowest contract charges                  36          5.81                      213
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
T. ROWE PRICE EQUITY-INCOME
 2009  Lowest contract charges               6,578          7.58                   49,864
    Highest contract charges                29,854          7.43                  221,851
    Remaining contract charges               1,362            --                   10,035
T. ROWE PRICE RETIREMENT 2010 FUND
 2009  Lowest contract charges                 489          9.44                    4,616
    Highest contract charges                59,312          9.32                  553,013
    Remaining contract charges              29,892            --                  280,893
 2008  Lowest contract charges               4,895          7.42                   36,338
    Highest contract charges                10,974          7.41                   81,350
    Remaining contract charges                  --            --                       --
T. ROWE PRICE RETIREMENT 2020 FUND
 2009  Lowest contract charges              47,694          9.09                  433,425
    Highest contract charges               158,954          8.97                1,426,534
    Remaining contract charges              73,791            --                  667,382
 2008  Lowest contract charges                 433          6.85                    2,967
    Highest contract charges                 4,221          6.81                   28,755
    Remaining contract charges                 417            --                    2,845
T. ROWE PRICE RETIREMENT 2030 FUND
 2009  Lowest contract charges              32,222          8.82                  284,078
    Highest contract charges               125,216          8.71                1,090,209
    Remaining contract charges              49,923            --                  437,852
 2008  Lowest contract charges                 146          6.45                      940
    Highest contract charges                 6,576          6.42                   42,188
    Remaining contract charges                  --            --                       --
T. ROWE PRICE RETIREMENT 2040 FUND
 2009  Lowest contract charges               3,888          8.74                   33,998
    Highest contract charges                78,018          8.64                  673,779
    Remaining contract charges              27,902            --                  242,806
 2008  Lowest contract charges                  18          6.35                      116
    Highest contract charges                 2,343          6.32                   14,797
    Remaining contract charges                  --            --                       --
T. ROWE PRICE RETIREMENT 2050 FUND
 2009  Lowest contract charges               2,560          8.74                   22,374
    Highest contract charges                16,661          8.63                  143,799
    Remaining contract charges              21,961            --                  190,253
 2008  Lowest contract charges                   9          6.35                       56
    Highest contract charges                   311          6.32                    1,966
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
T. ROWE PRICE GROWTH STOCK FUND
 2009  Lowest contract charges                0.50%               --              41.90%
    Highest contract charges                  1.24%               --              40.84%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.12%             0.36%            (43.22)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
T. ROWE PRICE EQUITY-INCOME
 2009  Lowest contract charges                0.50%             1.91%             24.42%
    Highest contract charges                  1.24%             1.66%             23.49%
    Remaining contract charges                  --                --                 --
T. ROWE PRICE RETIREMENT 2010 FUND
 2009  Lowest contract charges                0.49%             6.85%             26.72%
    Highest contract charges                  1.24%             3.51%             25.78%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.30%               --             (25.77)%
    Highest contract charges                  0.81%            13.53%            (25.87)%
    Remaining contract charges                  --                --                 --
T. ROWE PRICE RETIREMENT 2020 FUND
 2009  Lowest contract charges                0.49%             5.67%             32.74%
    Highest contract charges                  1.24%             2.63%             31.75%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.32%            16.12%            (31.54)%
    Highest contract charges                  0.80%             9.48%            (31.88)%
    Remaining contract charges                  --                --                 --
T. ROWE PRICE RETIREMENT 2030 FUND
 2009  Lowest contract charges                0.49%             3.67%             36.74%
    Highest contract charges                  1.24%             2.06%             35.72%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.30%            11.80%            (35.53)%
    Highest contract charges                  0.80%             6.09%            (35.85)%
    Remaining contract charges                  --                --                 --
T. ROWE PRICE RETIREMENT 2040 FUND
 2009  Lowest contract charges                0.49%             2.50%             37.75%
    Highest contract charges                  1.24%             2.06%             36.72%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --             10.67%            (36.52)%
    Highest contract charges                  0.81%            10.84%            (36.84)%
    Remaining contract charges                  --                --                 --
T. ROWE PRICE RETIREMENT 2050 FUND
 2009  Lowest contract charges                0.49%             3.66%             37.67%
    Highest contract charges                  1.24%             1.81%             36.64%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --             11.50%            (36.52)%
    Highest contract charges                  0.80%             7.82%            (36.84)%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
T. ROWE PRICE RETIREMENT INCOME FUND
 2009  Lowest contract charges                  69         $9.88                     $680
    Highest contract charges                14,522          9.75                  141,651
    Remaining contract charges                 904            --                    8,894
 2008  Lowest contract charges              11,990          8.12                   97,398
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
UBS GLOBAL ALLOCATION FUND
 2009  Lowest contract charges                  19          8.47                      157
    Highest contract charges                    32          9.85                      327
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                   5          6.29                       33
    Highest contract charges                   350          7.38                    2,576
    Remaining contract charges                  --            --                       --
VICTORY DIVERSIFIED STOCK FUND
 2009  Lowest contract charges                 524         13.98                    7,325
    Highest contract charges                16,091         11.23                  180,738
    Remaining contract charges              24,284            --                  271,503
 2008  Lowest contract charges                 504         11.14                    5,613
    Highest contract charges                 4,465          8.98                   40,095
    Remaining contract charges              11,967            --                  108,795
 2007  Lowest contract charges                   4         17.77                       69
    Highest contract charges                 1,234         14.36                   17,720
    Remaining contract charges               5,664            --                   82,513
 2006  Lowest contract charges               2,114         13.31                   28,145
    Highest contract charges                    12         13.17                      160
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges                 186         11.79                    2,193
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
VICTORY SPECIAL VALUE FUND
 2009  Lowest contract charges                 204         13.55                    2,770
    Highest contract charges                29,212         10.11                  295,339
    Remaining contract charges             130,891            --                1,290,826
 2008  Lowest contract charges                  42          7.99                      336
    Highest contract charges                14,451          7.72                  111,575
    Remaining contract charges              61,827            --                  453,538
 2007  Lowest contract charges                 155         18.29                    2,832
    Highest contract charges                 5,501         13.91                   76,527
    Remaining contract charges              29,228            --                  410,476
 2006  Lowest contract charges               5,045         12.46                   62,843
    Highest contract charges                    70         12.38                      866
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges                 675         10.73                    7,238
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
T. ROWE PRICE RETIREMENT INCOME FUND
 2009  Lowest contract charges                0.49%             3.41%             20.98%
    Highest contract charges                  1.25%             2.64%             20.08%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.80%             3.40%            (18.77)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
UBS GLOBAL ALLOCATION FUND
 2009  Lowest contract charges                0.16%            10.36%             34.62%
    Highest contract charges                  1.25%             1.12%             33.61%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --             34.57%            (36.45)%
    Highest contract charges                  1.24%             6.38%            (36.93)%
    Remaining contract charges                  --                --                 --
VICTORY DIVERSIFIED STOCK FUND
 2009  Lowest contract charges                  --              0.92%             25.49%
    Highest contract charges                  1.25%             0.94%             25.08%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              1.01%            (37.31)%
    Highest contract charges                  1.25%             1.13%            (37.47)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.19%             (1.55)%
    Highest contract charges                  1.23%             1.13%              9.00%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.84%             0.58%             12.92%
    Highest contract charges                  1.04%             0.66%             12.47%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.81%             0.79%              3.97%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
VICTORY SPECIAL VALUE FUND
 2009  Lowest contract charges                  --              0.28%             32.20%
    Highest contract charges                  1.25%             0.28%             30.94%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              4.45%            (43.80)%
    Highest contract charges                  1.25%             0.31%            (44.50)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.89%              7.08%
    Highest contract charges                  1.22%             0.72%             12.34%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.84%             0.62%             16.13%
    Highest contract charges                  1.17%             0.66%             15.67%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.84%               --               7.67%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
VICTORY SMALL COMPANY OPPORTUNITY FUND
 2009  Lowest contract charges               6,277         $9.45                  $59,343
    Highest contract charges                 4,487          9.34                   41,889
    Remaining contract charges              31,824            --                  299,209
 2008  Lowest contract charges               1,230          7.15                    8,794
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
VICTORY ESTABLISHED VALUE FUND
 2009  Lowest contract charges                  55         16.95                      933
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
VAN KAMPEN SMALL CAP GROWTH FUND
 2009  Lowest contract charges              45,075          8.32                  375,011
    Highest contract charges                28,887          9.39                  271,136
    Remaining contract charges              47,204            --                  404,552
 2008  Lowest contract charges                  50          7.07                      352
    Highest contract charges                 6,488          8.08                   52,433
    Remaining contract charges              19,724            --                  146,646
 2007  Lowest contract charges               1,527         11.20                   17,115
    Highest contract charges                 3,587         12.74                   45,709
    Remaining contract charges                  10            --                      113
VAN KAMPEN COMSTOCK FUND
 2009  Lowest contract charges               2,958         11.50                   34,023
    Highest contract charges                43,791         10.39                  455,033
    Remaining contract charges             263,717            --                3,389,499
 2008  Lowest contract charges             174,015         10.85                1,888,065
    Highest contract charges                23,166          8.13                  188,292
    Remaining contract charges              68,609            --                  585,104
 2007  Lowest contract charges             155,849         17.48                2,724,238
    Highest contract charges                44,462         12.84                  570,794
    Remaining contract charges              20,070            --                  265,891
 2006  Lowest contract charges                  13         19.25                      222
    Highest contract charges                 2,029         13.25                   26,887
    Remaining contract charges              61,653            --                  849,521
 2005  Lowest contract charges               1,405         11.76                   16,529
    Highest contract charges                    39         11.56                      451
    Remaining contract charges                  --            --                       --
VAN KAMPEN ENTERPRISE FUND
 2009  Lowest contract charges                 399         10.98                    4,378
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
VICTORY SMALL COMPANY OPPORTUNITY FUND
 2009  Lowest contract charges                0.50%             0.06%             32.21%
    Highest contract charges                  1.24%             0.08%             31.22%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.32%             1.04%            (28.49)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
VICTORY ESTABLISHED VALUE FUND
 2009  Lowest contract charges                1.02%             0.55%             69.51%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
VAN KAMPEN SMALL CAP GROWTH FUND
 2009  Lowest contract charges                  --                --              17.61%
    Highest contract charges                  1.24%               --              16.15%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --                --             (35.78)%
    Highest contract charges                  1.25%               --             (36.58)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%               --              12.05%
    Highest contract charges                  1.21%               --              19.68%
    Remaining contract charges                  --                --                 --
VAN KAMPEN COMSTOCK FUND
 2009  Lowest contract charges                  --              0.23%             29.45%
    Highest contract charges                  1.25%             1.50%             27.84%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              2.19%            (37.93)%
    Highest contract charges                  1.25%             2.27%            (36.69)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.70%             (9.20)%
    Highest contract charges                  1.24%             2.21%             (3.11)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              2.89%              8.09%
    Highest contract charges                  1.24%             2.44%             14.62%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.81%             3.88%              2.73%
    Highest contract charges                  1.38%             2.72%              2.54%
    Remaining contract charges                  --                --                 --
VAN KAMPEN ENTERPRISE FUND
 2009  Lowest contract charges                1.24%               --              63.78%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
VAN KAMPEN EQUITY GROWTH FUND
 2009  Lowest contract charges               3,304        $11.72                  $38,724
    Highest contract charges                   949         11.56                   10,964
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges               2,173          6.63                   14,409
    Highest contract charges                    83          6.56                      541
    Remaining contract charges                  --            --                       --
VAN KAMPEN EQUITY AND INCOME FUND
 2009  Lowest contract charges             258,537         14.63                3,781,817
    Highest contract charges               104,324         13.26                1,382,962
    Remaining contract charges           1,286,310            --               16,099,179
 2008  Lowest contract charges             307,982          6.45                1,986,486
    Highest contract charges                79,179         10.87                  860,529
    Remaining contract charges             964,238            --               11,038,535
 2007  Lowest contract charges             292,260          8.84                2,583,577
    Highest contract charges                65,003         14.63                  951,084
    Remaining contract charges             966,621            --               14,797,025
 2006  Lowest contract charges                  55          9.12                      503
    Highest contract charges                48,359         14.35                  693,820
    Remaining contract charges             886,669            --               13,210,897
 2005  Lowest contract charges              31,974         13.55                  433,278
    Highest contract charges                27,921         12.91                  360,456
    Remaining contract charges             652,680            --                8,668,376
VAN KAMPEN GROWTH AND INCOME FUND
 2009  Lowest contract charges               8,398          7.81                   65,626
    Highest contract charges                32,601          9.41                  306,730
    Remaining contract charges              37,803            --                  321,731
 2008  Lowest contract charges               4,135          6.32                   26,132
    Highest contract charges                 8,532          7.67                   65,410
    Remaining contract charges              13,195            --                  101,826
 2007  Lowest contract charges               1,205          9.37                   11,285
    Highest contract charges                 1,322         11.45                   15,140
    Remaining contract charges               7,433            --                   85,634
VAN KAMPEN MID CAP GROWTH FUND
 2009  Lowest contract charges                 936          8.89                    8,318
    Highest contract charges                16,917         10.54                  178,256
    Remaining contract charges              10,939            --                  115,544
 2008  Lowest contract charges                 273          5.61                    1,532
    Highest contract charges                 4,610          6.70                   30,875
    Remaining contract charges               3,315            --                   22,428
 2007  Lowest contract charges                 509         13.23                    6,734
    Highest contract charges                   115         13.14                    1,519
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
VAN KAMPEN EQUITY GROWTH FUND
 2009  Lowest contract charges                0.85%               --              76.82%
    Highest contract charges                  1.24%               --              76.12%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.85%               --             (51.12)%
    Highest contract charges                  1.15%               --             (51.31)%
    Remaining contract charges                  --                --                 --
VAN KAMPEN EQUITY AND INCOME FUND
 2009  Lowest contract charges                  --              2.19%             23.51%
    Highest contract charges                  1.25%             2.16%             21.98%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                  --              2.89%            (27.04)%
    Highest contract charges                  1.25%             2.95%            (25.72)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              2.28%             (3.07)%
    Highest contract charges                  1.25%             2.39%              1.98%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              3.86%              5.07%
    Highest contract charges                  1.25%             2.35%             11.13%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              2.09%              7.82%
    Highest contract charges                  1.24%             2.09%              6.48%
    Remaining contract charges                  --                --                 --
VAN KAMPEN GROWTH AND INCOME FUND
 2009  Lowest contract charges                0.50%             1.53%             23.64%
    Highest contract charges                  1.24%             1.52%             22.72%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.50%             2.31%            (32.53)%
    Highest contract charges                  1.24%             2.19%            (33.03)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.28%             2.41%             (6.33)%
    Highest contract charges                  1.22%             1.93%              1.28%
    Remaining contract charges                  --                --                 --
VAN KAMPEN MID CAP GROWTH FUND
 2009  Lowest contract charges                0.50%               --              58.51%
    Highest contract charges                  1.24%               --              57.33%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.47%               --             (48.66)%
    Highest contract charges                  1.22%               --             (49.04)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.83%               --              21.33%
    Highest contract charges                  1.21%               --              20.85%
    Remaining contract charges                  --                --                 --

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
VAN KAMPEN U.S. MORTGAGE FUND
 2009  Lowest contract charges                  62        $11.05                     $686
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                  58         10.44                      607
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
VAN KAMPEN REAL ESTATE SECURITIES FUND
 2009  Lowest contract charges               5,921          7.27                   43,063
    Highest contract charges                 1,297          7.81                   10,134
    Remaining contract charges               8,784            --                   68,297
 2008  Lowest contract charges               3,892          5.68                   22,103
    Highest contract charges                   585          6.16                    3,601
    Remaining contract charges               6,760            --                   41,188
 2007  Lowest contract charges                 555          8.18                    4,535
    Highest contract charges                 1,687         10.16                   17,138
    Remaining contract charges               5,176            --                   52,916
 2006  Lowest contract charges                  59         12.45                      734
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
VAN KAMPEN CAPITAL GROWTH FUND
 2009  Lowest contract charges                  56          8.64                      486
    Highest contract charges                   308          8.61                    2,654
    Remaining contract charges                  --            --                       --
 2008  Lowest contract charges                  28          5.24                      147
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
VAN KAMPEN SMALL CAP VALUE FUND
 2009  Lowest contract charges               1,165         17.90                   20,864
    Highest contract charges                   533         17.83                    9,512
    Remaining contract charges                  --            --                       --
VAN KAMPEN AMERICAN VALUE FUND
 2009  Lowest contract charges                 106         18.19                    1,920
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
VAN KAMPEN GLOBAL FRANCHISE FUND
 2009  Lowest contract charges                  23         14.07                      330
    Highest contract charges                   362         14.04                    5,080
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
VAN KAMPEN U.S. MORTGAGE FUND
 2009  Lowest contract charges                1.25%             2.67%              5.87%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.27%             5.94%             (3.17)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
VAN KAMPEN REAL ESTATE SECURITIES FUND
 2009  Lowest contract charges                0.35%             1.84%             28.07%
    Highest contract charges                  1.25%             1.96%             26.92%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%             1.58%            (38.85)%
    Highest contract charges                  1.29%             1.44%            (39.40)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.25%             1.78%            (18.25)%
    Highest contract charges                  1.23%             1.38%            (18.37)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.66%             1.01%             23.00%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
VAN KAMPEN CAPITAL GROWTH FUND
 2009  Lowest contract charges                0.99%               --              64.64%
    Highest contract charges                  1.25%               --              64.31%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.89%             1.16%            (49.93)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
VAN KAMPEN SMALL CAP VALUE FUND
 2009  Lowest contract charges                0.61%             0.06%             79.04%
    Highest contract charges                  1.03%             0.10%             78.31%
    Remaining contract charges                  --                --                 --
VAN KAMPEN AMERICAN VALUE FUND
 2009  Lowest contract charges                1.02%             0.78%             81.90%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
VAN KAMPEN GLOBAL FRANCHISE FUND
 2009  Lowest contract charges                0.87%             6.17%             40.66%
    Highest contract charges                  0.95%             5.49%             40.45%
    Remaining contract charges                  --                --                 --

-------------------------------------------------------------------------------

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
----------------------------------------------------------------------------------------------
SELIGMAN COMMUNICATIONS AND
 INFORMATION FUND
 2009  Lowest contract charges               2,783        $10.08                  $28,060
    Highest contract charges                   813         13.56                   11,026
    Remaining contract charges                 477            --                    5,053
 2008  Lowest contract charges                 773          6.33                    4,891
    Highest contract charges                   379          8.59                    3,251
    Remaining contract charges                   6            --                       42
 2007  Lowest contract charges                 412         13.70                    5,643
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
SELIGMAN GLOBAL TECHNOLOGY FUND
 2009  Lowest contract charges                 664         10.40                    6,902
    Highest contract charges                 2,560         10.24                   26,206
    Remaining contract charges                  16            --                      160
 2008  Lowest contract charges                 279          6.32                    1,763
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
LEGG MASON PARTNERS CLEARBRIDGE SMALL
 CAP VALUE FUND
 2009  Lowest contract charges                 434          8.98                    3,892
    Highest contract charges                 1,613          8.79                   14,175
    Remaining contract charges               1,152            --                   10,269
 2008  Lowest contract charges                 177          6.80                    1,202
    Highest contract charges                   776          6.70                    5,198
    Remaining contract charges                 540            --                    3,652
 2007  Lowest contract charges                   7         10.68                       74
    Highest contract charges                    35         10.59                      369
    Remaining contract charges                  57            --                      606
GROWTH STRATEGY FUND
 2009  Lowest contract charges                  48         16.00                      767
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
MODERATE STRATEGY FUND
 2009  Lowest contract charges                 346         13.87                    4,804
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
--------------------------------------  ----------------------------------------------------
SELIGMAN COMMUNICATIONS AND
 INFORMATION FUND
 2009  Lowest contract charges                0.35%               --              59.36%
    Highest contract charges                  1.25%               --              57.94%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.35%               --             (36.74)%
    Highest contract charges                  1.25%               --             (37.31)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.22%               --              13.50%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
SELIGMAN GLOBAL TECHNOLOGY FUND
 2009  Lowest contract charges                0.64%               --              62.90%
    Highest contract charges                  1.24%               --              61.93%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                1.20%               --             (41.19)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
LEGG MASON PARTNERS CLEARBRIDGE SMALL
 CAP VALUE FUND
 2009  Lowest contract charges                0.64%               --              32.01%
    Highest contract charges                  1.25%               --              31.22%
    Remaining contract charges                  --                --                 --
 2008  Lowest contract charges                0.66%               --             (36.35)%
    Highest contract charges                  1.24%               --             (36.73)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --              (3.18)%
    Highest contract charges                  1.27%               --              (3.76)%
    Remaining contract charges                  --                --                 --
GROWTH STRATEGY FUND
 2009  Lowest contract charges                1.04%             4.25%             59.98%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
MODERATE STRATEGY FUND
 2009  Lowest contract charges                1.03%             5.88%             38.65%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --

* This represents the annualized contract expenses of the Account for the year indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units.

** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

*** This represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

    Summary of Separate Account expense charges, including Mortality and Expense Risk Charges, and Annual Maintenance Fees assessed. These fees are either assessed as a direct reduction in unit values or through redemption of units for all contracts contained within the Account.

MORTALITY AND EXPENSE RISK CHARGES:

    The Company will charge an expense at a maximum rate of 1.25% of the Account's value for mortality and expense risks undertaken by the Company.

    These charges are a reduction in unit values.

ANNUAL MAINTENANCE FEE:

    An annual maintenance fee, up to a maximum of $30, may be charged against the contract's value each contract year. However, this fee is not applicable to contracts with values of $50,000 or more, as determined on the most recent contract anniversary. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

    These charges are redemption of units.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and subsidiaries (the "Company") as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2009. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 of the consolidated financial statements, the Company changed its method of accounting and reporting for other-than-temporary impairments in 2009 and for the fair value measurement of financial instruments in 2008.

Deloitte & Touche LLP
Hartford, Connecticut
February 23, 2010

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                     2009          2008          2007
                                                              (IN MILLIONS)
-------------------------------------------------------------------------------------------
REVENUES
 Fee income and other                                $3,752        $4,155       $4,470
 Earned premiums                                        377           984          983
 Net investment income (loss)
 Securities available-for-sale and other              2,505         2,588        3,056
 Equity securities held for trading                     343          (246)           1
 Total net investment income                          2,848         2,342        3,057
 Net realized capital gains (losses):
 Total other-than-temporary impairment ("OTTI")
  losses                                             (1,722)       (1,888)        (339)
 OTTI losses recognized in other comprehensive
  income                                                530            --           --
                                                    -------       -------       ------
 Net OTTI losses recognized in earnings              (1,192)       (1,888)        (339)
 Net realized capital gains (losses), excluding
  net OTTI losses recognized in earnings                315        (3,875)        (595)
                                                    -------       -------       ------
                 TOTAL NET REALIZED CAPITAL LOSSES     (877)       (5,763)        (934)
                                                    -------       -------       ------
                                    TOTAL REVENUES    6,100         1,718        7,576
                                                    -------       -------       ------
BENEFITS, LOSSES AND EXPENSES
 Benefits, loss and loss adjustment expenses         3, 716         4,047        3,982
 Benefits, loss and loss adjustment expenses --
  returns credited on International unit-linked
  bonds and pension products                            343          (246)           1
 Insurance expenses and other                         1,850         1,940        1,832
 Amortization of deferred policy acquisition costs
  and present value of future profits                 3,727         1,620          605
 Goodwill impairment                                     --           184           --
 Dividends to policyholders                              12            13           11
                                                    -------       -------       ------
               TOTAL BENEFITS, LOSSES AND EXPENSES    9,648         7,558        6,431
                                                    -------       -------       ------
           INCOME (LOSS) BEFORE INCOME TAX EXPENSE   (3,548)       (5,840)       1,145
 Income tax expense (benefit)                        (1,401)       (2,181)         252
                                                    -------       -------       ------
                                 NET INCOME (LOSS)   (2,147)      $(3,659)        $893
                                                    -------       -------       ------
       LESS: NET (INCOME) LOSS ATTRIBUTABLE TO THE
                           NONCONTROLLING INTEREST      (10)          105           (7)
                                                    -------       -------       ------
   NET INCOME (LOSS) ATTRIBUTABLE TO HARTFORD LIFE
                                 INSURANCE COMPANY  $(2,157)      $(3,554)        $886
                                                    -------       -------       ------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                   AS OF DECEMBER 31,
                                                 2009              2008
                                                  (IN MILLIONS, EXCEPT
                                                     FOR SHARE DATA)
--------------------------------------------------------------------------------
ASSETS
 Investments
 Fixed maturities, available-for-sale, at
  fair value (amortized cost of $44,284 and
  $48,444)                                        $40,403           $39,560
 Equity securities, held for trading, at
  fair value (cost of $2,359 and $1,830)            2,443             1,634
 Equity securities, available for sale, at
  fair value (cost of $447 and $614)                  419               434
 Policy loans, at outstanding balance               2,120             2,154
 Mortgage loans (net of allowances for loan
  losses of $260 and $13)                           4,304             4,896
 Limited partnership and other alternative
  investments                                         759             1,033
 Other investments                                    338             1,237
 Short-term investments                             5,128             5,742
                                              -----------       -----------
                           TOTAL INVESTMENTS       55,914            56,690
                                              -----------       -----------
 Cash                                                 793               661
 Premiums receivable and agents' balances,
  net                                                  69                25
 Reinsurance recoverables, net                      3,140             3,195
 Deferred income taxes, net                         3,066             3,444
 Deferred policy acquisition costs and
  present value of future profits                   5,779             9,944
 Goodwill                                             470               462
 Other assets                                       1,709             3,267
 Separate account assets                          150,380           130,171
                                              -----------       -----------
                                TOTAL ASSETS     $221,320          $207,859
                                              -----------       -----------
LIABILITIES
 Reserve for future policy benefits and
  unpaid losses and loss adjustment expenses       11,318            10,602
 Other policyholder funds and benefits
  payable                                          43,526            52,647
 Other policyholder funds and benefits
  payable -- International unit-liked bonds
  and pension products                              2,419             1,613
 Consumer notes                                     1,136             1,210
 Other liabilities                                  6,245             8,373
 Separate account liabilities                     150,380           130,171
                                              -----------       -----------
                           TOTAL LIABILITIES      215,024           204,616
                                              -----------       -----------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE
 10)
STOCKHOLDER'S EQUITY
 Common stock -- 1,000 shares authorized,
  issued and outstanding, par value $5,690              6                 6
 Capital surplus                                    8,457             6,157
 Accumulated other comprehensive loss, net
  of tax                                           (1,941)           (4,531)
 Retained earnings                                   (287)            1,446
                                              -----------       -----------
                  TOTAL STOCKHOLDER'S EQUITY        6,235             3,078
                                              -----------       -----------
 Noncontrolling interest                               61               165
                                              -----------       -----------
                                TOTAL EQUITY        6,296             3,243
                                              -----------       -----------
  TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY     $221,320          $207,859
                                              -----------       -----------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                                                      ACCUMULATED OTHER
                                                                                 COMPREHENSIVE INCOME (LOSS)
                                                                  NET UNREALIZED          NET (LOSS)
                                                                     CAPITAL             GAIN ON CASH             FOREIGN
                                  COMMON                          GAINS (LOSSES)         FLOW HEDGING            CURRENCY
                                   STOCK           CAPITAL        ON SECURITIES,         INSTRUMENTS,           TRANSLATION
                                                   SURPLUS          NET OF TAX            NET OF TAX               ADJS
                                                                          (IN MILLIONS)
----------------------------------------------------------------------------------------------------------------------------------
2009
Balance, December 31, 2008           $6            $6,157             $(4,806)                $440                 $(165)
Comprehensive income
 Net loss
Other comprehensive income,
 net of tax (1)
 Net change in unrealized
  capital gains (losses) on
  securities (2)                                                       3,229
 Net gains on cash flow
  hedging instruments                                                                         (292)
 Cumulative translation
  adjustments                                                                                                        115
                                                                                                                   -----
Total other comprehensive
 income
 Total comprehensive income
Capital contribution from
 parent (3)                                         2,300
Dividends declared
 Cumulative effect of
  accounting changes, net of
  tax                                                                   (462)
                                                                      ------
Change in noncontrolling
 interest ownership
Noncontrolling income (loss)
   BALANCE, DECEMBER 31, 2009        $6            $8,457             $(2,039)                $148                  $(50)
                                    ---            ------             ------                 -----                 -----
2008
Balance, December 31, 2007           $6            $3,746              $(318)                $(137)                   $8
Comprehensive income
 Net loss
Other comprehensive income,
 net of tax (1)
 Net change in unrealized
  capital gains (losses) on
  securities (2)                                                      (4,488)
 Net loss on cash flow
  hedging instruments                                                                          577
 Cumulative translation
  adjustments                                                                                                       (173)
Total other comprehensive
 loss
 Total comprehensive loss
Capital contribution from
 parent (3)                                         2,411
Dividends declared
 Cumulative effect of
  accounting changes, net of
  tax
Change in noncontrolling
 interest ownership
Noncontrolling income (loss)
   BALANCE, DECEMBER 31, 2008        $6            $6,157             $(4,806)                $440                 $(165)
                                    ---            ------             ------                 -----                 -----
2007
Balance, December 31, 2006
Comprehensive income                 $6            $3,317               $503                 $(210)                  $(4)
 Net income
Other comprehensive income,
 net of tax (1)
 Net change in unrealized
  capital gains (losses) on
  securities (2)                                                        (821)
 Net loss on cash flow
  hedging instruments                                                                           73
 Cumulative translation
  adjustments                                                                                                         12
Total other comprehensive
 income
 Total comprehensive income
Capital contribution from
 parent                                               429
Dividends declared
 Cumulative effect of
  accounting changes, net of
  tax
Change in noncontrolling
 interest ownership
Noncontrolling income (loss)
   BALANCE, DECEMBER 31, 2007        $6            $3,746              $(318)                $(137)                   $8
                                    ---            ------             ------                 -----                 -----


                                                                                  NON-
                                                           TOTAL              CONTROLLING
                                   RETAINED            STOCKHOLDER'S            INTEREST          TOTAL
                                   EARNINGS                EQUITY              (NOTE 17)          EQUITY
                                                             (IN MILLIONS)
-----------------------------  ------------------------------------------------------------------------------
2009
Balance, December 31, 2008          $1,446                 $3,078                 $165            $3,243
Comprehensive income
 Net loss                           (2,157)                (2,157)                                (2,157)
Other comprehensive income,
 net of tax (1)
 Net change in unrealized
  capital gains (losses) on
  securities (2)                                            3,229                                  3,229
 Net gains on cash flow
  hedging instruments                                        (292)                                  (292)
 Cumulative translation
  adjustments                                                 115                                    115
                                                           ------
Total other comprehensive
 income                                                     3,052                                  3,052
 Total comprehensive income                                   895                                    895
Capital contribution from
 parent (3)                                                 2,300                                  2,300
Dividends declared                     (38)                   (38)                                   (38)
 Cumulative effect of
  accounting changes, net of
  tax                                  462                     --                                     --
                                    ------                 ------                                 ------
Change in noncontrolling
 interest ownership                                                               (114)             (114)
                                                                                  ----            ------
Noncontrolling income (loss)                                                        10                10
                                                                                  ----            ------
   BALANCE, DECEMBER 31, 2009        $(287)                $6,235                  $61             6,296
                                    ------                 ------                 ----            ------
2008
Balance, December 31, 2007          $5,315                 $8,620                 $255            $8,875
Comprehensive income
 Net loss                           (3,554)                (3,554)                                (3,554)
Other comprehensive income,
 net of tax (1)
 Net change in unrealized
  capital gains (losses) on
  securities (2)                                           (4,488)                                (4,488)
 Net loss on cash flow
  hedging instruments                                         577                                    577
 Cumulative translation
  adjustments                                                (173)                                  (173)
                                                           ------                                 ------
Total other comprehensive
 loss                                                      (4,084)                                (4,084)
                                                           ------                                 ------
 Total comprehensive loss                                  (7,638)                                (7,638)
Capital contribution from
 parent (3)                                                 2,411                                  2,411
Dividends declared                    (313)                  (313)                                  (313)
 Cumulative effect of
  accounting changes, net of
  tax                                   (2)                    (2)                                    (2)
                                    ------                 ------                                 ------
Change in noncontrolling
 interest ownership                                                                 15                15
                                                                                  ----            ------
Noncontrolling income (loss)                                                      (105)             (105)
   BALANCE, DECEMBER 31, 2008       $1,446                 $3,078                 $165            $3,243
                                    ------                 ------                 ----            ------
2007
Balance, December 31, 2006
Comprehensive income                $4,894                 $8,506                 $142            $8,648
 Net income                            886                    886                                    886
Other comprehensive income,
 net of tax (1)
 Net change in unrealized
  capital gains (losses) on
  securities (2)                                             (821)                                  (821)
 Net loss on cash flow
  hedging instruments                                          73                                     73
 Cumulative translation
  adjustments                                                  12                                     12
                                                           ------                                 ------
Total other comprehensive
 income                                                      (736)                                  (736)
                                                           ------                                 ------
 Total comprehensive income                                   150                                    150
Capital contribution from
 parent                                                       429                                    429
Dividends declared                    (461)                  (461)                                  (461)
 Cumulative effect of
  accounting changes, net of
  tax                                   (4)                    (4)                                    (4)
                                    ------                 ------                                 ------
Change in noncontrolling
 interest ownership                                                                106               106
                                                                                  ----            ------
Noncontrolling income (loss)                                                         7                 7
                                                                                  ----            ------
   BALANCE, DECEMBER 31, 2007       $5,315                 $8,620                 $255            $8,875
                                    ------                 ------                 ----            ------

(1) Net change in unrealized capital gain on securities is reflected net of tax provision (benefit) and other items of $(1,739), $2,416 and $443 for the years ended December 31, 2009, 2008 and 2007, respectively. Net (loss) gain on cash flow hedging instruments is net of tax provision (benefit) of $157, $(310) and $(39) for the years ended December 31, 2009, 2008 and 2007, respectively. There is no tax effect on cumulative translation adjustments.

(2) There were reclassification adjustments for after-tax gains (losses) realized in net income of $(1,076), $(1,396), and $(135) for the years ended December 31, 2009, 2008 and 2007, respectively.

(3) The Company received $2.1 billion in capital contributions from its parent and returned capital of $700 to its parent. The Company received noncash capital contributions of $887 as a result of valuations associated with the October 1st reinsurance transaction with an affiliated captive reinsurer. Refer to Note 16 Transactions with Affiliates. The Company received a noncash asset capital contribution of $180 from its parent company during 2008.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2009           2008           2007
                                                 (IN MILLIONS)
--------------------------------------------------------------------------------
OPERATING ACTIVITIES
 Net income(loss)                     $(2,147)       $(3,659)          $893
 ADJUSTMENTS TO RECONCILE NET
  INCOME(LOSS) TO NET CASH PROVIDED
  BY OPERATING ACTIVITIES
 Amortization of deferred policy
  acquisition costs and present
  value of future profits               3,727          1,620            605
 Additions to deferred policy
  acquisition costs and present
  value of future profits                (674)        (1,258)        (1,557)
 Change in:
 Reserve for future policy
  benefits, unpaid losses and loss
  adjustment expenses                     574          1,161          1,228
 Reinsurance recoverables                  66            (29)          (235)
 Receivables and other assets             (20)            66            188
 Payables and accruals                    420           (369)           585
 Accrued and deferred income taxes       (797)        (2,166)          (112)
 Net realized capital losses              877          5,763            934
 Net receipts from investment
  contracts related to policyholder
  funds -- International unit-
  linked bonds and pension products       804            396            867
 Net increase in equity securities
  held for trading                       (809)          (386)          (877)
 Depreciation and amortization            173             78            441
 Goodwill impairment                       --            184             --
 Other, net                               328           (190)          (345)
                                     --------       --------       --------
    NET CASH PROVIDED BY (USED FOR)
               OPERATING ACTIVITIES    $2,522         $1,211         $2,615
                                     --------       --------       --------
INVESTING ACTIVITIES
 Proceeds from the
  sale/maturity/prepayment of:
 Fixed maturities and short-term
  investments, available for sale     $37,224        $12,104        $19,094
 Equity securities,
  available-for-sale                      162            140            315
 Mortgage loans                           413            325            958
 Partnerships                             173            250            175
 Payments for the purchase of:
 Fixed maturities and short-term
  investments, available for sale     (35,519)       (18,216)       (22,027)
 Equity securities,
  available-for-sale                      (61)          (144)          (484)
 Mortgage loans                          (197)        (1,067)        (2,492)
 Partnerships                            (121)          (330)          (607)
 Derivative net                          (520)         1,170           (274)
 Purchase price of businesses
  acquired                                 --            (78)           (10)
 Change in policy loans, net               34           (139)            (6)
 Change in payables for collateral
  under securities lending, net        (1,805)          (974)         1,306
 Change in all other, net                  25            362)          (320)
                                     --------       --------       --------
    NET CASH PROVIDED BY (USED FOR)
               INVESTING ACTIVITIES     $(192)       $(6,597)       $(4,372)
                                     --------       --------       --------
FINANCING ACTIVITIES
 Deposits and other additions to
  investment and universal
  life-type contracts                  13,398         22,449        .33,282
 Withdrawals and other deductions
  from investment and universal
  life-type contracts                 (23,487)       (28,105)       (31,299)
 Net transfers (to)/from separate
  accounts related to investment
  and universal life-type contracts     6,805          7,074           (607)
 Issuances (repayments) of
  structured financing                   (189)         2,001             --
 Capital contributions (1),(2)          1,397          2,231            397
 Dividends paid (1)                       (33)          (299)          (459)
 Net Issuances/(Repayments) at
  maturity or settlement of
  consumer notes                          (74)           401            551
                                     --------       --------       --------
    NET CASH PROVIDED BY (USED FOR)
               FINANCING ACTIVITIES   $(2,183)        $5,752         $1,865
                                     --------       --------       --------
 Impact of foreign exchange               (15)          (128)             3
 Net (decrease) increase in cash          132            238            111
 Cash -- beginning of year                661            423            312
                                     --------       --------       --------
 Cash -- end of year                     $793           $661           $423
                                     --------       --------       --------
Supplemental Disclosure of Cash
 Flow Information:
 Net Cash Paid (Received) During
  the Year for:
 Income taxes                           $(282)         $(183)          $329

SUPPLEMENTAL SCHEDULE OF NONCASH OPERATING AND FINANCING ACTIVITIES:

(1) The Company made noncash dividends of $5 related to the assumed reinsurance agreements with Hartford Life Insurance K.K. The Company made noncash dividends of $54 and received a noncash capital contributions of $180 from its parent company during 2008 related to the assumed reinsurance agreement with Hartford Life Insurance K.K.

(2) The Company received noncash capital contributions of $887 as a result of valuations associated with an October 1st reinsurance transaction with an affiliated captive reinsurer. Refer to Note 16 Transactions with Affiliates for further discussion of this transaction.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)

--------------------------------------------------------------------------------

1. BASIS OF PRESENTATION AND ACCOUNTING POLICIES

Hartford Life Insurance Company (together with its subsidiaries, "HLIC", "Company", "we" or "our") is a provider of insurance and investment products in the United States ("U.S.") and is an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford").

The Consolidated Financial Statements have been prepared on the basis of accounting principles generally accepted in the U.S. ("U.S. GAAP"), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.

CONSOLIDATION

The Consolidated Financial Statements include the accounts of Hartford Life Insurance Company, companies in which the Company directly or indirectly has a controlling financial interest and those variable interest entities ("VIEs") in which the Company is required to consolidate. Entities in which HLIC has significant influence over the operating and financing decisions but are not required to consolidate are reported using the equity method. Material intercompany transactions and balances between HLIC and its subsidiaries have been eliminated. For further information on VIEs, see Note 4.

USE OF ESTIMATES

The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and other universal life-type contracts; living benefits required to be fair valued; valuation of investments and derivative instruments, evaluation of other-than-temporary impairments on available-for-sale securities; and contingencies relating to corporate litigation and regulatory matters; goodwill impairment and valuation allowance on deferred tax assets. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements.

SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2009 and through the Consolidated Financial Statement issuance date of February 23, 2010. The Company has not evaluated subsequent events after that date for presentation in these Consolidated Financial Statements.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

ADOPTION OF NEW ACCOUNTING STANDARDS

OTHER-THAN-TEMPORARY IMPAIRMENTS

In April 2009, the Financial Accounting Standards Board ("FASB") updated the guidance related to the recognition and presentation of other-than-temporary impairments. The Company adopted this new guidance for its interim reporting period ending on June 30, 2009 and upon adoption of this guidance, the Company recognized a $462, net of tax and deferred acquisition costs, increase to Retained Earnings with an offsetting decrease in Accumulated Other Comprehensive Income. See Note 4 for the Company's accounting policy and disclosures.

NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS

A noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. This updated guidance establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to:
(a) present noncontrolling interests as a component of equity, separate from the parent's equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the income statement, (c) consistently account for changes in a parent's ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, and (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners. This guidance applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 with earlier adoption prohibited. Upon adoption of this guidance on January 1, 2009, the Company reclassified $142 of noncontrolling interest, recorded in other liabilities, to equity as of January 1, 2007. The adoption of this guidance resulted in certain reclassifications of noncontrolling interests within the Company's Consolidated Statements of Operations. See Note 4 for the Company's accounting policy and disclosures.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

AMENDMENTS TO CONSOLIDATION GUIDANCE FOR VIES

In June 2009, the FASB issued accounting guidance which amends the current quantitative consolidation requirements applicable to variable interest entities ("VIE"). Under this new guidance, an entity would consolidate a VIE when the entity has both the (a) the power to direct the activities of a VIE that most significantly impact the entity's economic performance and (b) The obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. The FASB also issued a proposed amendment to this guidance in January 2010 which defers application of this guidance to certain entities that apply specialized accounting guidance for investment companies.

The Company adopted this updated guidance on January 1, 2010, the effective date. As a result of adoption, in addition to those VIEs the Company currently consolidates under the old guidance, the Company determined it will consolidate a Company sponsored collateralized debt obligation ("CDO") and a Company sponsored collateralized loan obligation ("CLO") that are VIEs. The Company expects the impact of these consolidations on its consolidated financial statements to be an increase in assets and increase in liabilities of approximately $350 million. The Company concluded that it has control over the activities that most significantly impact the economic performance of these VIEs as they provide collateral management services, earn a fee for these services and also have investments issued by the entities. These vehicles issued debt and the debt holders have no recourse to the general credit of the Company. The Company's maximum exposure to loss for these vehicles is their investment in the entities, fair valued at $240 million as of December 31, 2009.

The Company's has investments in mutual funds, limited partnerships and other alternative investments including hedge funds, mortgage and real estate funds, mezzanine debt funds, and private equity and other funds which may be VIEs. The accounting for these investments will remain unchanged as they fall within the scope of the proposed deferral of this new consolidation guidance.

SIGNIFICANT ACCOUNTING POLICIES

The Company's significant accounting policies are described below or are referenced below to the applicable Note where the description is included.

ACCOUNTING POLICY                                                      Note
--------------------------------------------------------------------------------
Fair Value Measurements                                                   3
Investments and Derivative Instruments                                    4
Reinsurance                                                               5
Deferred Policy Acquisition Costs and Present Value of Future
 Profits                                                                  6
Goodwill and Other Intangible Assets                                      7
Separate Accounts                                                         8
Sales Inducements                                                         9
Commitments and Contingencies                                            10
Income Taxes                                                             11

DIVIDENDS TO POLICYHOLDERS

Policyholder dividends are paid to certain policies, which are referred to as participating policies. Such dividends are accrued using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.

Participating life insurance in-force accounted for 7% as of December 31, 2009, 2008 and 2007 of total life insurance in-force. Dividends to policyholders were $12, $13 and $11 for the years ended December 31, 2009, 2008 and 2007, respectively. There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholder's, the policyholder's share of net income on those contracts that cannot be distributed is excluded from stockholder's equity by a charge to operations and a credit to a liability.

FOREIGN CURRENCY TRANSLATION

Foreign currency translation gains and losses are reflected in stockholders' equity as a component of accumulated other comprehensive income. The Company's foreign subsidiaries' balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. The national currencies of the international operations are generally their functional currencies.

MUTUAL FUNDS

The Company maintains a retail mutual fund operation, whereby the Company, through wholly-owned subsidiaries, provides investment management and administrative services to series of The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; and The Hartford Income Shares Fund, Inc. (collectively, "mutual funds"), consisting of 52 mutual funds and 1 closed-end fund, as of December 31, 2009. The Company charges fees to these funds, which are recorded as revenue by the Company. These funds are registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Company, through its wholly-owned subsidiaries, also provides investment management and administrative services (for which it receives revenue) for 18 mutual funds established under the laws of the Province of Ontario, Canada, and registered with the Ontario Securities Commission.

The mutual funds are owned by the shareholders of those funds and not by the Company. As such, the mutual fund assets and liabilities and related investment returns are not reflected in the Company's consolidated financial statements since they are not assets, liabilities and operations of the Company.

OTHER POLICYHOLDER FUNDS AND BENEFITS PAYABLE

The Company has classified its fixed and variable annuities, 401(k), certain governmental annuities, private placement life insurance, variable universal life insurance, universal life insurance and interest sensitive whole life insurance as universal life-type contracts. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date (commonly referred to as the account value), including credited interest, amounts that have been assessed to compensate the Company for services to be performed over future periods, and any amounts previously assessed against policyholders that are refundable on termination of the contract.

The Company has classified its institutional and governmental products, without life contingencies, including funding agreements, certain structured settlements and guaranteed investment contracts, as investment contracts. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals and amounts assessed through the financial statement date. Contract holder funds include funding agreements held by VIEs issuing medium-term notes.

RESERVE FOR FUTURE POLICY BENEFITS AND UNPAID LOSSES AND LOSS ADJUSTMENT

Liabilities for the Company's group life and disability contracts as well as its individual term life insurance policies include amounts for unpaid losses and future policy benefits. Liabilities for unpaid losses include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Liabilities for future policy benefits are calculated by the net level premium method using interest, withdrawal and mortality assumptions appropriate at the time the policies were issued. The methods used in determining the liability for unpaid losses and future policy benefits are standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company's earned investment yield and the morbidity/mortality tables used are standard industry tables modified to reflect the Company's actual experience when appropriate. In particular, for the Company's group disability known claim reserves, the morbidity table for the early durations of claim is based exclusively on the Company's experience, incorporating factors such as gender, elimination period and diagnosis. These reserves are computed such that they are expected to meet the Company's future policy obligations. Future policy benefits are computed at amounts that, with additions from estimated premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. Changes in or deviations from the assumptions used for mortality, morbidity, expected future premiums and interest can significantly affect the Company's reserve levels and related future operations and, as such, provisions for adverse deviation are built into the long-tailed liability assumptions.

Certain contracts classified as universal life-type may also include additional death or other insurance benefit features, such as guaranteed minimum death benefits offered with variable annuity contracts and no lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the benefits in excess of the projected account value in proportion to the present value of total expected assessments. Excess benefits are accrued as a liability as actual assessments are recorded. Determination of the expected value of excess benefits and assessments are based on a range of scenarios and assumptions including those related to market rates of return and volatility, contract surrender rates and mortality experience. Revisions to assumptions are made consistent with the Company's process for a DAC unlock.

For further information, see MD&A, Critical Accounting Estimates, Life Deferred Policy Acquisition Costs and Present Value of Future Benefits.

REVENUE RECOGNITION

For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances and are recognized in the period in which services are provided. For the Company's traditional life and group disability products premiums are recognized as revenue when due from policyholders.

INCOME TAXES

The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. See Note 11 for a further discussion of the account for income taxes.

2. SEGMENT INFORMATION

The Company has four reporting segments: the Retail Products Group ("Retail") , Individual Life ("Individual Life"), Retirement Plans ("Retirement Plans") segment, and Institutional Solutions Group ("Institutional").

Retail offers individual variable and fixed market value adjusted ("MVA") annuities and retail mutual funds, 529 college savings plans, Canadian and offshore investments products.

Retirement Plans provides products and services to corporations pursuant to
Section 401(k) and products and services to municipalities and not-for-profit organizations under Section 457 and 403(b) of the IRS code. Retirement Plans also offers mutual funds to institutional investors.

Institutional provides customized investment, insurance, and income solutions to select markets. Products include stable value contracts, institutional annuities (primarily terminal funding cases), variable Private Placement Life Insurance ("PPLI") owned by corporations and high net worth individuals, and mutual funds owned by institutional investors. Furthermore, Institutional offers individual products including structured settlements, single premium immediate annuities, and longevity assurance.

Individual Life sells a variety of life insurance products, including variable universal life, universal life, interest sensitive whole life and term life.

The Company includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reporting segments; intersegment eliminations, direct and assumed guaranteed minimum income benefit ("GMIB"), guaranteed minimum death benefit ("GMDB"), guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") which is subsequently ceded to an affiliated captive reinsurer. In addition, Other includes certain group benefit products, including group life and group disability insurance that is directly written by the Company and for which nearly half is ceded to its parent, HLA, as well as other International operations.

The accounting policies of the reportable operating segments are the same as those described in the summary of significant accounting policies in Note 1. The Company evaluates performance of its segments based on revenues, net income and the segment's return on allocated capital. Each operating segment is allocated corporate surplus as needed to support its business.

The Company charges direct operating expenses to the appropriate segment and allocates the majority of indirect expenses to the segments based on an intercompany expense arrangement. Inter-segment revenues primarily occur between the Company's Other category and the reporting segments. These amounts primarily include interest income on allocated surplus and interest charges on excess separate account surplus. Consolidated net investment income is unaffected by such transactions.

The following tables represent summarized financial information concerning the Company's segments.

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2009           2008           2007
--------------------------------------------------------------------------------
REVENUES BY PRODUCT LINE
REVENUES
LIFE
 Earned premiums, fees, and other
  considerations
RETAIL
 Individual annuity:
  Individual variable annuity          $1,552         $1,943         $2,225
  Fixed / MVA Annuity                      (3)            (5)             1
 Other                                    138              3             --
                                     --------       --------       --------
 Retail mutual funds                      423            736            751
                                     --------       --------       --------
 Total Retail                           2,110          2,677          2,977
INDIVIDUAL LIFE
 Variable Life                            503            374            379
 Universal Life                           362            376            344
 Term Life                                 37             42             48
                                     --------       --------       --------
 Total Individual Life                    902            792            771
RETIREMENT PLANS
 401(k)                                   286            290            187
 403(b)/457                                38             48             55
                                     --------       --------       --------
 Total Retirement Plans                   324            338            242
INSTITUTIONAL
 IIP                                      386            929          1,018
 PPLI                                     115            118            224
                                     --------       --------       --------
 Total Institutional                      501          1,047          1,242
OTHER                                     292            285            221
                                     --------       --------       --------
 Total Life premiums, fees, and
  other considerations                  4,129          5,139          5,453
                                     --------       --------       --------
 Net investment income                  2,848          2,342          3,057
 Net realized capital losses             (877)        (5,763)          (934)
                                     --------       --------       --------
                         TOTAL LIFE    $6,100         $1,718         $7,576
                                     --------       --------       --------

                                             FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                     2009            2008            2007
--------------------------------------------------------------------------------
NET INCOME (LOSS)
 Retail                              $(1,929)        $(1,248)          $809
 Individual Life                           8             (47)           175
 Retirement Plans                       (222)           (157)            61
 Institutional                          (527)           (504)            12
 Other                                   513          (1,598)          (171)
                                   ---------       ---------       --------
                   TOTAL NET LOSS    $(2,157)        $(3,554)          $886
                                   ---------       ---------       --------
NET INVESTMENT INCOME
 Retail                                 $756            $755           $810
 Individual Life                         304             308            331
 Retirement Plans                        315             342            355
 Institutional                           817             988          1,227
 Other                                   656             (51)           334
                                   ---------       ---------       --------
      TOTAL NET INVESTMENT INCOME     $2,848          $2,342         $3,057
                                   ---------       ---------       --------
AMORTIZATION OF DEFERRED POLICY
 ACQUISITION AND PRESENT VALUE OF
 FUTURE PROFITS
 Retail                               $3,239          $1,347           $404
 Individual Life                         312             166            117
 Retirement Plans                         56              91             58
 Institutional                            17              19             23
 Other                                   103              (3)             3
                                   ---------       ---------       --------
        TOTAL AMORTIZATION OF DAC     $3,727          $1,620           $605
                                   ---------       ---------       --------
INCOME TAX EXPENSE (BENEFIT)
 Retail                              $(1,281)          $(894)          $213
 Individual Life                         (27)            (36)            85
 Retirement Plans                       (143)           (132)            18
 Institutional                          (295)           (283)            (2)
 Other                                   345            (836)           (59)
                                   ---------       ---------       --------
         TOTAL INCOME TAX EXPENSE    $(1,401)        $(2,181)          $255
                                   ---------       ---------       --------

                                                           DECEMBER 31,
                                                      2009              2008
--------------------------------------------------------------------------------
ASSETS
 Retail                                               $100,946           $97,453
 Individual Life                                        14,527            13,347
 Retirement Plans                                       28,180            22,668
 Institutional                                          61,925            59,638
 Other                                                  15,742            14,753
                                                   -----------       -----------
                                     TOTAL ASSETS     $221,320          $207,859
                                                   -----------       -----------

3. FAIR VALUE MEASUREMENTS

FAIR VALUE DISCLOSURES

The following financial instruments are carried at fair value in the Company's Consolidated Financial Statements: fixed maturities and equity securities, available-for-sale ("AFS"), equity securities, trading, short-term investments, freestanding and embedded derivatives, and separate account assets.

The following section applies the fair value hierarchy and disclosure requirements for the Company's financial instruments that are carried at fair value. The fair value hierarchy prioritizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2, and 3).

Level 1 Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 1 securities include highly liquid U.S. Treasuries, money market funds, and exchange traded equity and derivative securities.
Level 2 Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most debt securities and some preferred stocks are model priced by vendors using observable inputs and are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including interest rate, foreign currency and certain credit default swap contracts and have no significant unobservable market inputs.

Level 3 Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Level 3 securities include less liquid securities such as highly structured and/or lower quality asset-backed securities ("ABS"), commercial mortgage- backed securities ("CMBS"), commercial real estate ("CRE") collateralized debt obligations ("CDOs"), residential mortgage-backed securities ("RMBS") primarily below prime loans, and private placement securities. Also included in Level 3 are guaranteed product embedded and reinsurance derivatives and other complex derivatives securities, including customized GMWB hedging derivatives, equity derivatives, longer dated derivatives, swaps with optionality, and certain complex credit derivatives. Because Level 3 fair values, by their nature, contain unobservable market inputs as there is little or no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the Company's best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company's fixed maturities included in Level 3 are classified as such as they are primarily priced by independent brokers and/or within illiquid markets (i.e., below-prime
RMBS).

These disclosures provide information as to the extent to which the Company uses fair value to measure financial instruments and information about the inputs used to value those financial instruments to allow users to assess the relative reliability of the measurements. The following tables present assets and (liabilities) carried at fair value by hierarchy level.

                                                                         DECEMBER 31, 2009
                                                         QUOTED PRICES IN               SIGNIFICANT               SIGNIFICANT
                                                        ACTIVE MARKETS FOR              OBSERVABLE               UNOBSERVABLE
                                                         IDENTICAL ASSETS                 INPUTS                    INPUTS
                                      TOTAL                 (LEVEL 1)                    (LEVEL 2)                 (LEVEL 3)
---------------------------------------------------------------------------------------------------------------------------------
ASSETS ACCOUNTED FOR AT FAIR
 VALUE ON A RECURRING BASIS
ABS                                     $1,903                     $ --                     $1,406                      $497
CDOs                                     2,165                       --                         56                     2,109
CMBS                                     5,365                       --                      5,096                       269
Corporate                               23,667                       --                     18,428                     5,239
Foreign government/government
 agencies                                  846                       --                        766                        80
States, municipalities and
 political subdivisions
 ("Municipal")                             780                       --                        562                       218
RMBS                                     3,336                       --                      2,341                       995
U.S. Treasuries                          2,341                      325                      2,016                        --
                                   -----------             ------------                  ---------                 ---------
Total fixed maturities                  40,403                      325                     30,671                     9,407
Equity securities, trading               2,443                    2,443                         --                        --
Equity securities, AFS                     419                      113                        274                        32
Other investments
Variable annuity hedging
 derivatives and macro hedge
 program                                   212                        8                         16                       188
Other derivatives (1)                        8                       --                         (4)                       12
                                   -----------             ------------                  ---------                 ---------
Total other investments                    220                        8                         12                       200
Short-term investments                   5,128                    3,785                      1,343                        --
Reinsurance recoverable for U.S.
 GMWB and Japan GMWB, GMIB, and
 GMAB (2)                                1,108                       --                         --                     1,108
Separate account assets (3)            147,418                  112,863                     33,593                       962
                                   -----------             ------------                  ---------                 ---------
    TOTAL ASSETS ACCOUNTED FOR AT
  FAIR VALUE ON A RECURRING BASIS     $197,139                 $119,537                    $65,893                   $11,709
                                   -----------             ------------                  ---------                 ---------
LIABILITIES ACCOUNTED FOR AT FAIR
 VALUE ON A RECURRING BASIS
Other policyholder funds and
 benefits payable
Guaranteed living benefits             $(3,439)                    $ --                       $ --                   $(3,439)
Institutional notes                         (2)                      --                         --                        (2)
Equity linked notes                        (10)                      --                         --                       (10)
                                   -----------             ------------                  ---------                 ---------
Total other policyholder funds
 and benefits payable                   (3,451)                      --                         --                    (3,451)
Other liabilities (4)
Variable annuity hedging
 derivatives and macro hedge
 program                                   158                       (2)                      (178)                      338
Other derivative liabilities               (45)                      --                        125                      (170)
                                   -----------             ------------                  ---------                 ---------
Total other liabilities                    113                       (2)                       (53)                      168
Consumer notes (5)                          (5)                      --                         --                        (5)
                                   -----------             ------------                  ---------                 ---------
  TOTAL LIABILITIES ACCOUNTED FOR
     AT FAIR VALUE ON A RECURRING
                            BASIS      $(3,343)                     $(2)                      $(53)                  $(3,288)
                                   -----------             ------------                  ---------                 ---------

(1) Includes over-the-counter derivative instruments in a net asset value position which may require the counterparty to pledge collateral to the Company. At December 31, 2009, $104 was the amount of cash collateral liability that was netted against the derivative asset value on the Consolidated Balance Sheet, and is excluded from the table above. See footnote 3 below for derivative liabilities.

(2) Includes fair value of reinsurance recoverables of approximately $761 related to a transaction entered into on October 1, 2009 with an affiliated captive reinsurer. Please see note 16 Transactions with Affiliates for more information.

(3) As of December 31, 2009 excludes approximately $3 billion of investment sales receivable that are not subject to fair value accounting.

(4) Includes over-the-counter derivative instruments in a net negative market value position (derivative liability). In the Level 3 roll forward table included below in this Note, the derivative asset and liability are referred to as "freestanding derivatives" and are presented on a net basis.

(5) Represents embedded derivatives associated with non-funding agreement-backed consumer equity-linked notes.

                                                                         DECEMBER 31, 2008
                                                         QUOTED PRICES IN               SIGNIFICANT               SIGNIFICANT
                                                        ACTIVE MARKETS FOR              OBSERVABLE               UNOBSERVABLE
                                                         IDENTICAL ASSETS                 INPUTS                    INPUTS
                                      TOTAL                 (LEVEL 1)                    (LEVEL 2)                 (LEVEL 3)
---------------------------------------------------------------------------------------------------------------------------------
ASSETS ACCOUNTED FOR AT FAIR
 VALUE ON A RECURRING BASIS
Fixed maturities                       $39,560                   $3,502                    $27,316                    $8,742
Equity securities, trading               1,634                    1,634                         --                        --
Equity securities, AFS                     434                      148                        227                        59
Other investments
Variable annuity hedging
 derivatives and macro hedge
 program                                   600                       --                         13                       587
Other derivatives (1)                      522                       --                        588                       (66)
                                   -----------             ------------                  ---------                 ---------
Total other investments                  1,122                       --                        601                       521
Short-term investments                   5,742                    4,030                      1,712                        --
Reinsurance recoverable for U.S.
 GMWB                                    1,302                       --                         --                     1,302
Separate account assets (2)            126,367                   94,394                     31,187                       786
                                   -----------             ------------                  ---------                 ---------
    TOTAL ASSETS ACCOUNTED FOR AT
  FAIR VALUE ON A RECURRING BASIS     $176,161                 $103,708                    $61,043                   $11,410
                                   -----------             ------------                  ---------                 ---------
LIABILITIES ACCOUNTED FOR AT FAIR
 VALUE ON A RECURRING BASIS
Other policyholder funds and
 benefits payable
Guaranteed living benefits             $(9,206)                    $ --                       $ --                   $(9,206)
Institutional notes                        (41)                      --                         --                       (41)
Equity linked notes                         (8)                      --                         --                        (8)
                                   -----------             ------------                  ---------                 ---------
Total other policyholder funds
 and benefits payable                   (9,255)                      --                         --                    (9,255)
Other liabilities
Variable annuity hedging
 derivatives and macro hedge
 program                                 2,201                       --                         14                     2,187
Other derivative liabilities                 5                       --                        173                      (168)
                                   -----------             ------------                  ---------                 ---------
Total Other liabilities (3)              2,206                       --                        187                     2,019
Consumer notes (4)                          (5)                      --                         --                        (5)
                                   -----------             ------------                  ---------                 ---------
  TOTAL LIABILITIES ACCOUNTED FOR
     AT FAIR VALUE ON A RECURRING
                            BASIS      $(7,054)                    $ --                       $187                   $(7,241)
                                   -----------             ------------                  ---------                 ---------

(1) Includes over-the-counter derivative instruments in a net asset value position which may require the counterparty to pledge collateral to the Company. At December 31, 2008, $507 of cash collateral liability was netted against the derivative asset value on the Consolidated Balance Sheet, and is excluded from the table above. See footnote 3 below for derivative liabilities.

(2) As of December 31, 2008 excludes approximately $3 billion of investment sales receivable net of investment purchases payable that are not subject to fair value accounting.

(3) Includes over-the-counter derivative instruments in a net negative market value position (derivative liability). In the Level 3 roll-forward table included below in this Note, the derivative asset and liability are referred to as "freestanding derivatives" and are presented on a net basis.

(4) Represents embedded derivatives associated with non-funding agreement-backed consumer equity-linked notes.

DETERMINATION OF FAIR VALUES

The valuation methodologies used to determine the fair values of assets and liabilities under the "exit price" notion, reflect market-participant objectives and are based on the application of the fair value hierarchy that prioritizes relevant observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices where available and where prices represent a reasonable estimate of fair value. The Company also determines fair value based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's default spreads, liquidity, and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the above tables.

AVAILABLE-FOR-SALE SECURITIES AND SHORT-TERM INVESTMENTS

The fair value of AFS securities and short-term investments in an active and orderly market (e.g. not distressed or forced liquidation) is determined by management after considering one of three primary sources of information: third party pricing services, independent broker quotations or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flows and prepayments speeds. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third party pricing services will normally derive the security prices from recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Included in the pricing of ABS and RMBS are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

Prices from third party pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from a third party pricing service or an independent broker quotation, by discounting the expected future cash flows from the security by a developed market discount rate utilizing current credit spread levels. Credit spreads are developed each month using market based data for public securities adjusted for credit spread differentials between public and private securities which are obtained from a survey of multiple private placements brokers.

The Company performs a monthly analysis of the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. As a part of this analysis, the Company considers trading volume and other factors to determine whether the decline in market activity is significant when compared to normal activity in an active market, and if so, whether transactions may not be orderly considering the weight of available evidence. If the available evidence indicates that pricing is based upon transactions that are stale or not orderly, the Company places little, if any, weight on the transaction price and will estimate fair value utilizing an internal pricing model. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of third party pricing services methodologies, review of pricing statistics and trends, back testing recent trades, and monitoring of trading volumes, new issuance activity and other market activities. In addition, the Company ensures that prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models developed based on spreads, and when available, market indices. As a result of this analysis, if the Company determines that there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly. The Company's internal pricing model utilizes the Company's best estimate of expected future cash flows discounted at a rate of return that a market participant would require. The significant inputs to the model include, but are not limited to, current market inputs, such as credit loss assumptions, estimated prepayment speeds and market risk premiums.

The Company has analyzed the third party pricing services' valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third party pricing services are classified into Level 2 because the inputs used in pricing the securities are market observable. Due to a general lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers' prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated. Internal matrix priced securities, primarily consisting of certain private placement securities, are also classified as Level 3 due to significant non-observable inputs.

DERIVATIVE INSTRUMENTS, INCLUDING EMBEDDED DERIVATIVES WITHIN INVESTMENTS

Freestanding derivative instruments are reported in the Consolidated Balance Sheets at fair value and are reported in other investments and other liabilities. Embedded derivatives are reported with the host instruments in the Consolidated Balance Sheets. Derivative instruments are fair valued using pricing valuation models, which utilize market data inputs or independent broker quotations. Excluding embedded and reinsurance related derivatives, as of December 31, 2009 and 2008, 96% and 95%, respectively, of derivatives, based upon notional values, were priced by valuation models, which utilize independent market data. The remaining derivatives were priced by broker quotations. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, swap interest rates, foreign currency forward and spot rates, credit spreads and correlations, interest and equity volatility and equity index levels. The Company performs a monthly analysis on derivative valuations which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, back testing recent trades, analyzing the impacts of changes in the market environment, and review of changes in market value for each derivative including those derivatives priced by brokers.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

PRODUCT DERIVATIVES

The Company currently offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider in the U.S., and formerly offered GMWBs in the U.K. and Japan. The Company has also assumed, through reinsurance, from HLIKK GMIB, GMWB and GMAB. The GMWB represents an embedded derivative in the variable annuity contract. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated balance sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses. The Company's GMWB liability is carried at fair value and reported in other policyholder funds.

In valuing the embedded derivative, the Company attributes to the derivative a portion of the fees collected from the contract holder equal to the present value of future GMWB claims (the "Attributed Fees"). All changes in the fair value of the embedded derivative are recorded in net realized capital gains and losses. The excess of fees collected from the contract holder over the Attributed Fees are associated with the host variable annuity contract reported in fee income.

The reinsurance assumed on the HLIK.K. GMIB, GMWB, and GMAB meet the characteristics of a free-standing derivative instrument. As a result, the derivative asset or liability is recorded at fair value with changes in the fair value reported in net realized capital gains and losses.

U.S. GMWB CEDED REINSURANCE DERIVATIVE

The fair value of the U.S. GMWB reinsurance derivative is calculated as an aggregation of the components described in the Living Benefits Required to be Fair Valued discussion below and is modeled using significant unobservable policyholder behavior inputs, identical to those used in calculating the underlying liability, such as lapses, fund selection, resets and withdrawal utilization and risk margins.

During 2009, the Company entered into a reinsurance arrangement with an affiliated captive reinsurer to transfer a portion of its risk of loss associated with direct US GMWB and assumed HLIKK GMIB, GMWB, and GMAB. This arrangement is recognized as a derivative and carried at fair value in reinsurance recoverables. Changes in the fair value of the reinsurance agreement are reported in net realized capital gains and losses. Please see Footnote 16 for more information on this transaction.

ADOPTION OF FAIR VALUE ACCOUNTING

The impact on January 1, 2008 of adopting fair value measurement guidance for guaranteed benefits and the related reinsurance was a reduction to net income of $311, after the effects of DAC amortization and income taxes.

The adoption of fair value accounting resulted in lower variable annuity fee income for new business issued as Attributed Fees increased consistent with incorporating additional risk margins and other indicia of "exit value" in the valuation of the embedded derivative. The level of Attributed Fees for new business each quarter also depends on the level of equity index volatility, as well as other factors, including interest rates. As equity index volatility increased, interest rates have declined and fees ascribed to new business cohorts issued have risen to levels above the rider fee for most products. The extent of any excess of Attributed Fee over rider fee will vary by product.

SEPARATE ACCOUNT ASSETS

Separate account assets are primarily invested in mutual funds but also have investments in fixed maturity and equity securities. The separate account investments are valued in the same manner, and using the same pricing sources and inputs, as the fixed maturity, equity security, and short-term investments of the Company.

LIVING BENEFITS REQUIRED TO BE FAIR VALUED (IN OTHER POLICYHOLDER FUNDS AND BENEFITS PAYABLE)

Fair values for GMWB and guaranteed minimum accumulation benefit ("GMAB") contracts are calculated based upon internally developed models because active, observable markets do not exist for those items. The fair value of the Company's guaranteed benefit liabilities, classified as embedded derivatives, and the related reinsurance and customized freestanding derivatives is calculated as an aggregation of the following components: Best Estimate Claims Costs calculated based on actuarial and capital market assumptions related to projected cash flows over the lives of the contracts; Credit Standing Adjustment; and Margins representing an amount that market participants would require for the risk that the Company's assumptions about policyholder behavior could differ from actual experience. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. The Company believes the aggregation of these components, as necessary and as reconciled or calibrated to the market information available to the Company, results in an amount that the Company would be required to transfer or receive, for an asset, to or from market participants in an active liquid market, if one existed, for those market participants to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. The fair value is likely to materially diverge from the ultimate settlement of the liability as the Company believes settlement will be based on our best estimate assumptions rather than those best estimate assumptions plus risk margins. In the absence of any transfer of the guaranteed benefit liability to a third party, the release of risk margins is likely to be reflected as realized gains in future periods' net income. Each component is unobservable in the marketplace and requires subjectivity by the Company in determining their value.

The Company recognized the following non-market based assumption updates to the living benefits models for the U.S. and International guaranteed living benefits, net of reinsurance:

US GMWB

- The relative outperformance (underperformance) of the underlying actively managed funds as compared to their respective indices resulting in a pre-tax gain (loss) of approximately $481 and $(355), for 2009 and 2008; and

- Assumption updates, including policyholder behavior assumptions, affected best estimates and margins for a total realized gain before-tax of $495 and $470 for 2009 and 2008; and

- The credit standing adjustment, resulting in a pre-tax gain of approximately $135 and $6 for 2009 and 2008.

INTERNATIONAL GMWB, GMAB, AND GMIB

- Assumption updates, including policyholder behavior assumptions, affected best estimates and margins for a total realized gain (loss) before-tax of $(264) and $0 for 2009 and 2008; and

- The credit standing adjustment, resulting in a pre-tax gain (loss) of approximately $155 and $(115) for 2009 and 2008.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)

The tables below provide a fair value roll forward for the twelve months ending December 31, 2009 and 2008, for the financial instruments classified as Level 3.

ROLL-FORWARD OF FINANCIAL INSTRUMENTS MEASURED AT FAIR VALUE ON A RECURRING BASIS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3) FOR THE TWELVE MONTHS FROM JANUARY 1, 2009 TO DECEMBER 31, 2009

                                                                   TOTAL
                                                            REALIZED/UNREALIZED
                                                               GAINS (LOSSES)
                                  FAIR VALUE                    INCLUDED IN:                   PURCHASES,
                                     AS OF               NET                                   ISSUANCES,
                                  JANUARY 1,           INCOME                                     AND
                                     2009            (1),(2),(8)              OCI (3)         SETTLEMENTS
------------------------------------------------------------------------------------------------------------
ASSET (LIABILITY)
ASSETS
Fixed maturities
ABS                                    $429               $(39)                  $148              $(21)
CDO                                   1,981               (426)                   720              (118)
CMBS                                    263               (170)                   196               (53)
Corporate                             4,421                (56)                   723               552
Foreign govt./govt. agencies             74                 --                     --                19
Municipal                               155                 --                      4                29
RMBS                                  1,419               (344)                   136              (174)
                                    -------            -------                 ------            ------
Total fixed maturities                8,742             (1,035)                 1,927               234
Equity securities, AFS                   59                 (1)                     8                (1)
Derivatives (5)
Variable annuity hedging
 derivatives and macro hedge
 program                              2,774             (1,643)                    --              (605)
Other freestanding
 derivatives                           (234)                73                     (4)               16
                                    -------            -------                 ------            ------
Total freestanding
 derivatives                          2,540             (1,570)                    (4)             (589)
Reinsurance recoverable for
 U.S. GMWB and Japan GMWB,
 GMIB, and GMAB (1),(7),(9)           1,302             (1,565)                   (51)            1,422
Separate accounts (6)                   786                (65)                    --               344
                                    -------            -------                 ------            ------
LIABILITIES
Other policyholder funds and
 benefits payable (1)
Guaranteed living benefits          $(9,206)             5,833                    174              (240)
Institutional notes                     (41)                39                     --                --
Equity linked notes                      (8)                (2)                    --                --
                                    -------            -------                 ------            ------
Total other policyholder
 funds and benefits payable
 (1)                                 (9,255)             5,870                    174              (240)
Consumer notes                           (5)                --                     --                --
                                    -------            -------                 ------            ------

                                                                      CHANGES IN
                                                                      UNREALIZED
                                                                    GAINS (LOSSES)
                                TRANSFERS IN       FAIR VALUE       INCLUDED IN NET
                                   AND/OR             AS OF         INCOME RELATED
                                  (OUT) OF        DECEMBER 31,       TO FINANCIAL
                                 LEVEL 3 (4)          2009         ASSET (LIABILITY)
-----------------------------  -----------------------------------------------------
ASSET (LIABILITY)
ASSETS
Fixed maturities
ABS                                  $(20)              $497               $(29)
CDO                                   (48)             2,109               (382)
CMBS                                   33                269                (37)
Corporate                            (401)             5,239                (45)
Foreign govt./govt. agencies          (13)                80                 --
Municipal                              30                218                 --
RMBS                                  (42)               995               (220)
                                    -----            -------            -------
Total fixed maturities               (461)             9,407               (713)
Equity securities, AFS                (33)                32                 (1)
Derivatives (5)
Variable annuity hedging
 derivatives and macro hedge
 program                               --                526             (1,170)
Other freestanding
 derivatives                           (9)              (158)               129
                                    -----            -------            -------
Total freestanding
 derivatives                           (9)               368             (1,041)
Reinsurance recoverable for
 U.S. GMWB and Japan GMWB,
 GMIB, and GMAB (1),(7),(9)            --              1,108             (1,565)
Separate accounts (6)                (103)               962                (38)
                                    -----            -------            -------
LIABILITIES
Other policyholder funds and
 benefits payable (1)
Guaranteed living benefits             --             (3,439)             5,833
Institutional notes                    --                 (2)                39
Equity linked notes                    --                (10)                (2)
                                    -----            -------            -------
Total other policyholder
 funds and benefits payable
 (1)                                   --             (3,451)             5,870
Consumer notes                         --                 (5)                --
                                    -----            -------            -------

(1) The Company classifies gains and losses on GMWB reinsurance derivatives and Guaranteed Living Benefit embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.

(2) All amounts in these columns are reported in net realized capital gains (losses) except for $3, which is reported in benefits, losses and loss adjustment expenses. All amounts are before income taxes and amortization of DAC.

(3)  All amounts are before income taxes and amortization of DAC.

(4) Transfers in and/or (out) of Level 3 are attributable to a change in the availability of market observable information and re-evaluation of the observability of pricing inputs primarily for certain long-dated corporate bonds and preferred stocks.

(5) Derivative instruments are reported in this table on a net basis for asset/(liability) positions and reported in the Consolidated Balance Sheet in other investments and other liabilities.

(6) The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company.

(7) Includes fair value of reinsurance recoverables of approximately $761 related to a transaction entered into on October 1, 2009 with an affiliated captive reinsurer. Please see Note 16 Transactions with Affiliates for more information.

(8) Includes both market and non-market impacts in deriving realized and unrealized gains (losses)

(9) During July 2008, the Company reinsured, with a third party, U.S. GMWB risks associated with approximately $7.8 billion of account value sold between 2003 and 2006. The reinsurance agreement is an 80% quota-share agreement. The third party's financial strength is rated A+ by A.M. Best, AA- by Standard and Poor's and Aa2 by Moody's. The reinsurance agreement will be accounted for as a freestanding derivative

ROLL-FORWARD OF FINANCIAL INSTRUMENTS MEASURED AT FAIR VALUE ON A RECURRING BASIS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3) FOR THE TWELVE MONTHS FROM JANUARY 1, 2008 TO DECEMBER 31, 2008

                                                               TOTAL
                                                        REALIZED/UNREALIZED
                                                          GAINS (LOSSES)
                                  FAIR VALUE               INCLUDED IN:                    PURCHASES,
                                     AS OF               NET                               ISSUANCES,
                                  JANUARY 1,           INCOME                                  AND
                                     2008           (1),(2),(11)          OCI (3)          SETTLEMENTS
---------------------------------------------------------------------------------------------------------
ASSET (LIABILITY)
ASSETS
Fixed maturities                    $13,558              $(659)           $(3,382)              $526
Equity securities, AFS                  563                  1                (27)                 3
Freestanding derivatives (4)
Variable annuity hedging
 derivatives and macro hedge
 program                                673              2,096                 --                  5
Other freestanding
 derivatives                           (303)              (316)                16                271
                                    -------            -------            -------            -------
Total freestanding
 derivatives                            370              1,780                 16                276
Reinsurance recoverable
 (1),(2),(9)                            238                962                 --                102
Separate accounts (6)                   701               (204)                --                (26)
                                    -------            -------            -------            -------
SUPPLEMENTAL ASSET
 INFORMATION
Total freestanding
 derivatives used to hedge
 U.S. GMWB including those in
 Levels 1, 2 and 3 (10)                 643              3,374                 --             (1,353)
                                    -------            -------            -------            -------
LIABILITIES
Other policyholder funds and
 benefits payable (2)
Guaranteed living benefits          $(1,692)           $(7,019)             $(248)             $(247)
Institutional notes                     (24)               (17)                --                 --
Equity linked notes                     (21)                13                 --                 --
                                    -------            -------            -------            -------
Total other policyholder
 funds and benefits payable
 accounted for at fair value
 (2)                                 (1,737)            (7,023)              (248)              (247)
Consumer notes                           (5)                 5                 --                 (5)
                                    -------            -------            -------            -------
SUPPLEMENTAL INFORMATION
Net U.S. GMWB (Embedded
 derivatives, freestanding
 derivatives including those
 in Levels 1, 2 and 3 and
 reinsurance recoverable) (8)         $(552)             $(631)              $ --            $(1,377)
                                    -------            -------            -------            -------

                                                                        CHANGES IN
                                                                        UNREALIZED
                                                                      GAINS (LOSSES)
                                                                     INCLUEDED IN NET
                                                                      INCOME RELATED
                                                                       TO FINANCIAL
                                 TRANSFERS IN        FAIR VALUE         INSTRUMENTS
                                    AND/OR              AS OF          STILL HELD AT
                                   (OUT) OF         DECEMBER 31,       DECEMBER 31,
                                  LEVEL 3 (4)           2008             2008 (2)
-----------------------------  -------------------------------------------------------
ASSET (LIABILITY)
ASSETS
Fixed maturities                    $(1,301)            $8,742              $(515)
Equity securities, AFS                 (481)                59                 (2)
Freestanding derivatives (4)
Variable annuity hedging
 derivatives and macro hedge
 program                                 --              2,774              1,995
Other freestanding
 derivatives                             98               (234)              (225)
                                    -------            -------            -------
Total freestanding
 derivatives                             98              2,540              1,770
Reinsurance recoverable
 (1),(2),(9)                             --              1,302                962
Separate accounts (6)                   315                786                (73)
                                    -------            -------            -------
SUPPLEMENTAL ASSET
 INFORMATION
Total freestanding
 derivatives used to hedge
 U.S. GMWB including those in
 Levels 1, 2 and 3 (10)                  --              2,664              3,374
                                    -------            -------            -------
LIABILITIES
Other policyholder funds and
 benefits payable (2)
Guaranteed living benefits             $ --            $(9,206)           $(7,019)
Institutional notes                      --                (41)               (17)
Equity linked notes                      --                 (8)                13
                                    -------            -------            -------
Total other policyholder
 funds and benefits payable
 accounted for at fair value
 (2)                                     --             (9,255)            (7,023)
Consumer notes                           --                 (5)                 5
                                    -------            -------            -------
SUPPLEMENTAL INFORMATION
Net U.S. GMWB (Embedded
 derivatives, freestanding
 derivatives including those
 in Levels 1, 2 and 3 and
 reinsurance recoverable) (8)          $ --            $(2,560)             $(631)
                                    -------            -------            -------

(1) The January 1, 2008 fair value of $238 includes the pre fair value amount of $128 and transitional adjustment of $110.

(2) The Company classifies all the gains and losses on GMWB reinsurance derivatives and GMWB embedded derivatives and reinsured GMWB, GMIB and GMAB free standing derivatives as unrealized gains/losses for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains/ losses for these derivatives and embedded derivatives.

(3) All amounts in these columns are reported in net realized capital gains/losses, except for $6 for the twelve months ending December 31, 2009, which is reported in benefits, losses and loss adjustment expenses. All amounts are before income taxes and amortization of DAC.

(4) The freestanding derivatives, excluding reinsurance derivatives instruments, are reported in this table on a net basis for asset/ (liability) positions and reported on the Consolidated Balance Sheet in other investments and other liabilities.

(5)  All amounts are before income taxes and amortization of DAC.

(6) The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(7) Transfers in and/or (out) of Level 3 are attributable to a change in the availability of market observable information for individual securities within respective categories.

(8) The net loss on U.S. GMWB since January 1, 2008 was primarily related to liability model assumption updates for mortality in the first quarter and market-based hedge ineffectiveness in the third and fourth quarters due to extremely volatile capital markets, partially offset by gains in the fourth quarter related to liability model assumption updates for lapse rates.

(9) During July 2008, the Company reinsured, with a third party, U.S. GMWB risks associated with approximately $7.8 billion of account value sold between 2003 and 2006. The reinsurance agreement is an 80% quota-share agreement. The third party's financial strength is rated A+ by A.M. Best, AA- by Standard and Poor's and Aa2 by Moody's. The reinsurance agreement will be accounted for as a freestanding derivative.

(10) The "Purchases, issuances, and settlements' primarily relates to the receipt of cash on futures and option contracts classified as Level 1 and interest rate, currency and credit default swaps classified as Level 2.

(11) Includes both market and non-market impacts in deriving realized and unrealized gains (losses)

FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following presents carrying amounts and fair values of the Company's financial instruments not carried at fair value, and not included in the above fair value discussion as of December 31, 2009 and 2008 were as follows:

                                           DECEMBER 31,                         DECEMBER 31,
                                               2009                                 2008
                                     CARRYING               FAIR          CARRYING               FAIR
                                      AMOUNT                VALUE          AMOUNT                VALUE
--------------------------------------------------------------------------------------------------------
ASSETS
 Policy loans                           $2,120               $2,252          $2,154               $2,366
 Mortgage loans                          4,304                3,645           4,896                4,265
                                     ---------            ---------       ---------            ---------
LIABILITIES
 Other policyholder funds and
  benefits payable (1)                 $11,919              $12,101         $14,421              $14,158
 Consumer notes                          1,131                1,194           1,210                1,188
                                     ---------            ---------       ---------            ---------

(1) Excludes group accident and health and universal life insurance contracts, including corporate owned life insurance.

- Fair value for policy loans and consumer notes were estimated using discounted cash flow calculations.

- Fair values for mortgage loans were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current incremental lending rates reflect changes in credit spreads and the remaining terms of the loans.

- Other policyholder funds and benefits payable, not carried at fair value, is determined by estimating future cash flows, discounted at the current market rate.

4. INVESTMENTS AND DERIVATIVE INSTRUMENTS

SIGNIFICANT INVESTMENT ACCOUNTING POLICIES

The Company's investments in fixed maturities include bonds, redeemable preferred stock and commercial paper. These investments, along with certain equity securities, which include common and non-redeemable preferred stocks, are classified as AFS and are carried at fair value. The after-tax difference from cost or amortized cost is reflected in stockholders' equity as a component of Other Comprehensive Income (Loss) ("OCI"), after adjustments for the effect of deducting the life and pension policyholders' share of the immediate participation guaranteed contracts and certain life and annuity deferred policy acquisition costs and reserve adjustments. The equity investments associated with the variable annuity products offered in the United Kingdom are recorded at fair value and are classified as trading with changes in fair value recorded in net investment income. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value with the change in carrying value accounted for under the equity method and accordingly the Company's share of earnings are included in net investment income. Recognition of limited partnerships and other alternative investment income is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month delay and hedge funds are on a one-month delay. Accordingly, income for the years ended December 31, 2009, 2008 and 2007 may not include the full impact of current year changes in valuation of the underlying assets and liabilities, which are generally obtained from the limited partnerships and other alternative investments' general partners. Other investments primarily consist of derivatives instruments which are carried at fair value.

RECOGNITION AND PRESENTATION OF OTHER-THAN-TEMPORARY IMPAIRMENTS

In April 2009, the FASB updated the guidance related to the recognition and presentation of other-than-temporary impairments which modifies the recognition of other-than-temporary impairment ("impairment") losses for debt securities. This new guidance is also applied to certain equity securities with debt-like characteristics (collectively "debt securities"). Under the new guidance, a debt security is deemed to be other-than-temporarily impaired if it meets the following conditions: 1) the Company intends to sell or it is more likely than not the Company will be required to sell the security before a recovery in value, or 2) the Company does not expect to recover the entire amortized cost basis of the security. If the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value, a charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security. For those other-than-temporarily impaired debt securities which do not meet the first condition and for which the Company does not expect to recover the entire amortized cost basis, the difference between the security's amortized cost basis and the fair value is separated into the portion representing a credit impairment, which is recorded in net realized capital losses, and the remaining impairment, which is recorded in OCI. Generally, the Company determines a security's credit impairment as the difference between its amortized cost basis and its best estimate of expected future cash flows discounted at the security's effective yield prior to impairment. The remaining non-credit impairment, which is recorded in OCI, is the difference between the security's fair value and the Company's best estimate of expected future cash flows discounted at the security's effective yield prior to the impairment. The remaining non-credit impairment typically represents current market liquidity and risk premiums. The previous amortized cost basis less the impairment recognized in net realized capital losses becomes the security's new cost basis. The Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security's yield, if necessary. Prior to the adoption of this accounting guidance, the Company recorded the entire difference between the fair value and cost or amortized cost basis of the security in net realized capital losses unless the Company could assert the intent and ability to hold the security for a period sufficient to allow for recovery of fair value to its amortized cost basis.

The Company evaluates whether a credit impairment exists for debt securities by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security,
(b) changes in the financial condition, credit rating and near-term prospects of the issuer, (c) whether the issuer is current on contractually obligated interest and principal payments, (d) changes in the financial condition of the security's underlying collateral and (e) the payment structure of the security. The Company's best estimate of expected future cash flows used to determine the credit loss amount is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the security. The Company's best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current delinquency rates, loan-to-value ratios and the possibility of obligor re-financing. In addition, for securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon new information regarding the performance of the issuer and/or underlying collateral such as changes in the projections of the underlying property value estimates.

For equity securities where the decline in the fair value is deemed to be other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The previous cost basis less the impairment becomes the security's new cost basis. The Company asserts its intent and ability to retain those equity securities deemed to be temporarily impaired until the price recovers. Once identified, these securities are systematically restricted from trading unless approved by a committee of investment and accounting professionals ("Committee"). The Committee will only authorize the sale of these securities based on predefined criteria that relate to events that could not have been reasonably foreseen. Examples of the criteria include, but are not limited to, the deterioration in the issuer's financial condition, security price declines, a change in regulatory requirements or a major business combination or major disposition.

The primary factors considered in evaluating whether an impairment exists for an equity security include, but are not limited to: (a) the length of time and extent to which the fair value has been less than the cost of the security, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, (c) whether the issuer is current on contractually obligated payments and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery.

MORTGAGE LOAN VALUATION ALLOWANCES

Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. Criteria used to determine if an impairment exists include, but are not limited to: current and projected macroeconomic factors, such as unemployment rates, as well as rental rates, occupancy levels, delinquency rates and property values, and debt service coverage ratios. These assumptions require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the borrower and/or underlying collateral such as changes in the projections of the underlying property value estimates.

For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of either (a) the present value of the expected future cash flows discounted at the loan's original effective interest rate, (b) the loan's observable market price or (c) the fair value of the collateral. Additionally, a loss contingency valuation allowance is established for estimated probable credit losses on certain homogenous groups of loans. Changes in valuation allowances are recorded in net realized capital gains and losses. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received.

NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses from investment sales, after deducting the life and pension policyholders' share for certain products, are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, and the change in value of derivatives in certain fair-value hedge relationships. Impairments are recognized as net realized capital losses in accordance with the Company's impairment policy previously discussed. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.

NET INVESTMENT INCOME

Interest income from fixed maturities and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. Prepayment fees on fixed maturities and mortgage loans are recorded in net investment income when earned. For limited partnerships and other alternative investments, the equity method of accounting is used to recognize the Company's share of earnings. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security's yield, if necessary. The Company's non-income producing investments were not material for the years ended December 31, 2009, 2008 and 2007.

Net investment income on equity securities, trading includes dividend income and the changes in market value of the securities associated with the variable annuity products sold in the United Kingdom. The returns on these policyholder-directed investments inure to the benefit of the variable annuity policyholders but the underlying funds do not meet the criteria for separate account reporting. Accordingly, these assets are reflected in the Company's general account and the returns credited to the policyholders are reflected in interest credited, a component of benefits, losses and loss adjustment expenses.

SIGNIFICANT DERIVATIVE INSTRUMENTS ACCOUNTING POLICIES

OVERVIEW

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread and issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions.

Interest rate, volatility, dividend, credit default and index swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.

Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment is made by the purchaser of the contract at its inception and no principal payments are exchanged.

Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.

Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures' contract values are settled daily in cash.

Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date.

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.

The Company's derivative transactions are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

ACCOUNTING AND FINANCIAL STATEMENT PRESENTATION OF DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Derivative instruments are recognized on the Consolidated Balance Sheets at fair value. For balance sheet presentation purposes, the Company offsets the fair value amounts, income accruals, and cash collateral held, related to derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset.

On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair value" hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a hedge of a net investment in a foreign operation ("net investment" hedge) or (4) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks which do not qualify for hedge accounting.

FAIR VALUE HEDGES

Changes in the fair value of a derivative that is designated and qualifies as a fair value hedge, including foreign-currency fair value hedges, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense ("periodic derivative net coupon settlements") are recorded in the line item of the Consolidated Statement of Operations in which the cash flows of the hedged item are recorded.

CASH FLOW HEDGES

Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of operations in which the cash flows of the hedged item are recorded.

NET INVESTMENT IN A FOREIGN OPERATION HEDGES

Changes in fair value of a derivative used as a hedge of a net investment in a foreign operation, to the extent effective as a hedge, are recorded in the foreign currency translation adjustments account within AOCI. Cumulative changes in fair value recorded in AOCI are reclassified into earnings upon the sale or complete, or substantially complete, liquidation of the foreign entity. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.

OTHER INVESTMENT AND/OR RISK MANAGEMENT ACTIVITIES

The Company's other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.

HEDGE DOCUMENTATION AND EFFECTIVENESS TESTING

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses both at the hedge's inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values or cash flows of hedged items. Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the "Change in Variable Cash Flows Method", the "Change in Fair Value Method", the "Hypothetical Derivative Method", or the "Dollar Offset Method".

DISCONTINUANCE OF HEDGE ACCOUNTING

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative is de-designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings.

When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.

In other situations in which hedge accounting is discontinued on a cash-flow hedge, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the variability of the cash flow of the hedged item.

EMBEDDED DERIVATIVES

The Company purchases and issues financial instruments and products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated balance sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

CREDIT RISK

The Company's derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness and typically requires credit enhancement/credit risk reducing agreements. Credit risk is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. For each legal entity of the Company credit exposures are generally quantified daily, netted by counterparty and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the contractual thresholds which do not exceed $10. The Company also minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties rated A2/A or better, which are monitored and evaluated by the Company's risk management team and reviewed by senior management. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also maintains a policy of requiring that derivative contracts, other than exchange traded contracts, certain currency forward contracts, and certain embedded derivatives, be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty and permits right of offset.

NET INVESTMENT INCOME

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2009           2008           2007
--------------------------------------------------------------------------------
(BEFORE-TAX)
Fixed maturities                       $2,094         $2,458         $2,714
Equity securities, AFS                     43             65             54
Mortgage loans                            232            251            227
Policy loans                              136            136            132
Limited partnerships and other
 alternative investments                 (171)          (224)           112
Other investments                         242            (33)          (120)
Investment expenses                       (71)           (65)           (63)
                                     --------       --------       --------
    NET INVESTMENT INCOME EXCLUDING
         EQUITY SECURITIES, TRADING     2,505          2,588          3,056
Equity securities, trading                343           (246)             1
                                     --------       --------       --------
        TOTAL NET INVESTMENT INCOME    $2,848         $2,342         $3,057
                                     --------       --------       --------

The net unrealized gain (loss) on equity securities, trading, included in net investment income during the years ended December 31, 2009, 2008 and 2007, was $276, $(250) and $(17), respectively, substantially all of which have corresponding amounts credited to policyholders. These amounts were not included in gross unrealized gains (losses).

NET REALIZED CAPITAL LOSSES

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2009           2008           2007
--------------------------------------------------------------------------------
(BEFORE-TAX)
Gross gains on sales                     $364            $383          $187
Gross losses on sales                    (828)           (398)         (142)
Net OTTI losses recognized in
 earnings                              (1,192)         (1,888)         (339)
Japanese fixed annuity contract
 hedges, net (1)                           47              64            18
Periodic net coupon settlements on
 credit derivatives/Japan                 (33)            (34)          (40)
Fair value measurement transition
 impact                                    --            (798)           --
Results of variable annuity hedge
 program
GMWB derivatives, net                   1,505            (687)         (286)
Macro hedge program                      (895)             74           (12)
                                     --------       ---------       -------
Total results of variable annuity
 hedge program                            610            (613)         (298)
GMIB/GMAB/GMWB reinsurance assumed      1,106          (1,986)         (155)
Coinsurance and modified
 coinsurance ceded reinsurance
 contracts                               (577)
                                     --------       ---------       -------
Other, net (2)                           (374)           (493)         (165)
                                     --------       ---------       -------
        NET REALIZED CAPITAL LOSSES     $(877)        $(5,763)        $(934)
                                     --------       ---------       -------

(1) Relates to derivative hedging instruments, excluding periodic net coupon settlements, and is net of the Japanese fixed annuity product liability adjustment for changes in the dollar/yen exchange spot rate.

(2) Consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments, foreign currency gains and losses related to the internal reinsurance of the Japan variable annuity business, which is offset in AOCI, valuation allowances and other investment gains and losses.

SALES OF AVAILABLE-FOR-SALE SECURITIES

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                      2009           2008           2007
--------------------------------------------------------------------------------
Fixed maturities
Sale proceeds                         $27,809        $9,366         $12,415
Gross gains                               495           291             246
Gross losses                             (830)         (472)           (135)
Equity securities, AFS
Sale proceeds                            $162          $126            $296
Gross gains                                 2            11              12
Gross losses                              (27)          (21)             (7)

Sales of AFS securities were the result of the Company's repositioning of its investment portfolio throughout 2009.

OTHER-THAN-TEMPORARY IMPAIRMENT LOSSES

The following table presents a roll-forward of the Company's cumulative credit impairments on debt securities held as of December 31, 2009.

                                                CREDIT
                                              IMPAIRMENT
-------------------------------------------------------------
Balance as of January 1, 2009                       $ --
Credit impairments remaining in retained
 earnings related to adoption of new
 accounting guidance in April 2009                  (941)
Additions for credit impairments
 recognized on (1):
Securities not previously impaired                  (690)
Securities previously impaired                      (201)
Reductions for credit impairments
 previously recognized on:
Securities that matured or were sold
 during the period                                   196
Securities that the Company intends to
 sell or more likely than not will be
 required to sell before recovery                      1
Securities due to an increase in
 expected cash flows                                   3
                                               ---------
         BALANCE AS OF DECEMBER 31, 2009         $(1,632)
                                               ---------

(1) These additions are included in the net OTTI losses recognized in earnings of $1.2 billion in the Consolidated Statements of Operations, as well as impairments on debt securities for which the Company intended to sell and on equity securities.

AVAILABLE-FOR-SALE SECURITIES

The following table presents the Company's AFS securities by type.

                                                                DECEMBER 31, 2009
                                COST OR               GROSS                 GROSS
                               AMORTIZED           UNREALIZED            UNREALIZED          FAIR         NON-CREDIT
                                 COST                 GAINS                LOSSES            VALUE         OTTI (1)
----------------------------------------------------------------------------------------------------------------------
ABS                              $2,344                  $31                 $(472)          $1,903           $(26)
CDOs                              3,158                   19                (1,012)           2,165           (123)
CMBS                              6,844                   76                (1,555)           5,365             (8)
Corporate                        23,621                  985                  (939)          23,667            (11)
Foreign govt./govt.
 agencies                           824                   35                   (13)             846             --
Municipal                           971                    3                  (194)             780             --
RMBS                              3,965                   68                  (697)           3,336           (166)
U.S. Treasuries                   2,557                    5                  (221)           2,341             --
                                -------               ------               -------          -------          -----
    TOTAL FIXED MATURITIES       44,284                1,222                (5,103)          40,403           (334)
Equity securities                   447                   38                   (66)             419             --
                                -------               ------               -------          -------          -----
      TOTAL AFS SECURITIES      $44,731               $1,260               $(5,169)         $40,822          $(334)
                                -------               ------               -------          -------          -----

                                                       DECEMBER 31, 2008
                                COST OR               GROSS                GROSS
                               AMORTIZED           UNREALIZED           UNREALIZED           FAIR
                                 COST                 GAINS               LOSSES             VALUE
--------------------------  -----------------------------------------------------------------------
ABS                              $2,790                  $5                 $(819)           $1,976
CDOs                              3,692                   2                (1,713)            1,981
CMBS                              8,243                  21                (2,915)            5,349
Corporate                        21,252                 441                (2,958)           18,735
Foreign govt./govt.
 agencies                         2,094                  86                   (33)            2,147
Municipal                           917                   8                  (220)              705
RMBS                              4,423                  57                  (882)            3,598
U.S. Treasuries                   5,033                  75                   (39)            5,069
                                -------               -----               -------           -------
    TOTAL FIXED MATURITIES       48,444                 695                (9,579)           39,560
Equity securities                   614                   4                  (184)              434
                                -------               -----               -------           -------
      TOTAL AFS SECURITIES      $49,058                $699               $(9,763)          $39,994
                                -------               -----               -------           -------

(1) Represents the amount of cumulative non-credit OTTI losses recognized in OCI on securities that also had a credit impairment. These losses are included in gross unrealized losses as of December 31, 2009.

The following table presents the Company's fixed maturities by contractual maturity year.

                                                   DECEMBER 31, 2009
                                               AMORTIZED              FAIR
                                                 COST                 VALUE
-----------------------------------------------------------------------------
MATURITY
One year or less                                    $828                 $844
Over one year through five years                   8,555                8,786
Over five years through ten years                  7,436                7,511
Over ten years                                    11,154               10,493
                                               ---------            ---------
Subtotal                                          27,973               27,634
Mortgage-backed and asset-backed
 securities                                       16,311               12,769
                                               ---------            ---------
                                   TOTAL         $44,284              $40,403
                                               ---------            ---------

Estimated maturities may differ from contractual maturities due to security call or prepayment provisions. Due to the potential for variability in payment spreads (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.

CONCENTRATION OF CREDIT RISK

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

As of December 31, 2009, the Company was not exposed to any concentration of credit risk of a single issuer greater than 10% of the Company's stockholders' equity other than U.S. government and certain U.S. government agencies. Other than U.S. government and certain U.S. government agencies, the Company's three largest exposures by issuer were JP Morgan Chase & Co., Bank of America Corporation and Wells Fargo & Co. which each comprised less than 0.6% of total invested assets. As of December 31, 2008, the Company's only exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholders' equity was the Government of Japan, which represented $1.9 billion, or 61% of stockholders' equity, and approximately 3.3% of total invested assets. The Company's second and third largest exposures by issuer were JPMorgan Chase & Company and General Electric Company, which each comprised approximately 0.5% and 0.4%, respectively, of total invested assets.

The Company's three largest exposures by sector as of December 31, 2009 were commercial real estate, basic industry and financial services, which comprised approximately 18%, 13% and 9%, respectively, of total invested assets. The Company's three largest exposures by sector as of December 31, 2008 were commercial real estate, basic industry and U.S. government/government agencies which comprised approximately 19%, 12% and 9%, respectively, of total invested assets.

SECURITY UNREALIZED LOSS AGING

The following tables present the Company's unrealized loss aging for AFS securities by type and length of time the security was in a continuous unrealized loss position.

                                                  DECEMBER 31, 2009
                                               LESS THAN 12 MONTHS
                                  AMORTIZED            FAIR          UNREALIZED
                                     COST             VALUE            LOSSES
---------------------------------------------------------------------------------------
ABS                                   $278              $230             $(48)
CDOs                                   990               845             (145)
CMBS                                 1,207             1,016             (191)
Corporate                            3,434             3,207             (227)

                                                   DECEMBER 31, 2009
                                                 12 MONTHS OR MORE
                                  AMORTIZED            FAIR           UNREALIZED
                                     COST             VALUE             LOSSES
-----------------------------  ----------------------------------------------------------
ABS                                 $1,364              $940              $(424)
CDOs                                 2,158             1,291               (867)
CMBS                                 4,001             2,637             (1,364)
Corporate                            4,403             3,691               (712)

                                                 DECEMBER 31, 2009
                                                       TOTAL
                                  AMORTIZED            FAIR           UNREALIZED
                                     COST             VALUE             LOSSES
-----------------------------  -----------------------------------------------------
ABS                                 $1,642            $1,170              $(472)
CDOs                                 3,148             2,136             (1,012)
CMBS                                 5,208             3,653             (1,555)
Corporate                            7,837             6,898               (939)

                                                  DECEMBER 31, 2009
                                               LESS THAN 12 MONTHS
                                  AMORTIZED            FAIR          UNREALIZED
                                     COST             VALUE            LOSSES
---------------------------------------------------------------------------------------
Foreign govt./govt. agencies          $316              $307              $(9)
Municipal                              119               113               (6)
RMBS                                   664               600              (64)
U.S. Treasuries                      1,573             1,534              (39)
                                    ------            ------            -----
       TOTAL FIXED MATURITIES        8,581             7,852             (729)
Equity securities                       65                49              (16)
                                    ------            ------            -----
       TOTAL SECURITIES IN AN
              UNREALIZED LOSS       $8,646            $7,901            $(745)
                                    ------            ------            -----

                                                    DECEMBER 31, 2009
                                                  12 MONTHS OR MORE
                                   AMORTIZED            FAIR            UNREALIZED
                                     COST               VALUE             LOSSES
-----------------------------  ------------------------------------------------------------
Foreign govt./govt. agencies            $30                $26                $(4)
Municipal                               791                603               (188)
RMBS                                  1,688              1,055               (633)
U.S. Treasuries                         628                446               (182)
                                    -------            -------            -------
       TOTAL FIXED MATURITIES        15,063             10,689             (4,374)
Equity securities                       246                196                (50)
                                    -------            -------            -------
       TOTAL SECURITIES IN AN
              UNREALIZED LOSS       $15,309            $10,885            $(4,424)
                                    -------            -------            -------

                                                  DECEMBER 31, 2009
                                                        TOTAL
                                   AMORTIZED            FAIR            UNREALIZED
                                     COST               VALUE             LOSSES
-----------------------------  -------------------------------------------------------
Foreign govt./govt. agencies           $346               $333               $(13)
Municipal                               910                716               (194)
RMBS                                  2,352              1,655               (697)
U.S. Treasuries                       2,201              1,980               (221)
                                    -------            -------            -------
       TOTAL FIXED MATURITIES        23,644             18,541             (5,103)
Equity securities                       311                245                (66)
                                    -------            -------            -------
       TOTAL SECURITIES IN AN
              UNREALIZED LOSS       $23,955            $18,786            $(5,169)
                                    -------            -------            -------

                                                    DECEMBER 31, 2008
                                                 LESS THAN 12 MONTHS
                                   AMORTIZED            FAIR            UNREALIZED
                                     COST               VALUE             LOSSES
-------------------------------------------------------------------------------------------
ABS                                    $873               $705              $(168)
CDOs                                    608                394               (214)
CMBS                                  3,875              2,907               (968)
Corporate                            11,101              9,500             (1,601)
Foreign govt./govt. agencies            788                762                (26)
Municipal                               524                381               (143)
RMBS                                    564                415               (149)
U.S. Treasuries                       3,952              3,913                (39)
                                    -------            -------            -------
       TOTAL FIXED MATURITIES        22,285             18,977             (3,308)
Equity securities                       433                296               (137)
                                    -------            -------            -------
       TOTAL SECURITIES IN AN
              UNREALIZED LOSS       $22,718            $19,273            $(3,445)
                                    -------            -------            -------

                                                    DECEMBER 31, 2008
                                                 12 MONTHS OR MORE
                                   AMORTIZED            FAIR           UNREALIZED
                                     COST              VALUE             LOSSES
-----------------------------  -----------------------------------------------------------
ABS                                  $1,790            $1,139              $(651)
CDOs                                  3,068             1,569             (1,499)
CMBS                                  3,978             2,031             (1,947)
Corporate                             4,757             3,400             (1,357)
Foreign govt./govt. agencies             29                22                 (7)
Municipal                               297               220                (77)
RMBS                                  2,210             1,477               (733)
U.S. Treasuries                          38                38                 --
                                    -------            ------            -------
       TOTAL FIXED MATURITIES        16,167             9,896             (6,271)
Equity securities                       136                89                (47)
                                    -------            ------            -------
       TOTAL SECURITIES IN AN
              UNREALIZED LOSS       $16,303            $9,985            $(6,318)
                                    -------            ------            -------

                                                  DECEMBER 31, 2008
                                                        TOTAL
                                   AMORTIZED            FAIR            UNREALIZED
                                     COST               VALUE             LOSSES
-----------------------------  -------------------------------------------------------
ABS                                  $2,663             $1,844              $(819)
CDOs                                  3,676              1,963             (1,713)
CMBS                                  7,853              4,938             (2,915)
Corporate                            15,858             12,900             (2,958)
Foreign govt./govt. agencies            817                784                (33)
Municipal                               821                601               (220)
RMBS                                  2,774              1,892               (882)
U.S. Treasuries                       3,990              3,951                (39)
                                    -------            -------            -------
       TOTAL FIXED MATURITIES        38,452             28,873             (9,579)
Equity securities                       569                385               (184)
                                    -------            -------            -------
       TOTAL SECURITIES IN AN
              UNREALIZED LOSS       $39,021            $29,258            $(9,763)
                                    -------            -------            -------

As of December 31, 2009, AFS securities in an unrealized loss position, comprised of 2,473 securities, primarily related to CMBS, CDOs, corporate securities primarily within the financial services sector and RMBS which have experienced significant price deterioration. As of December 31, 2009, 66% of these securities were depressed less than 20% of amortized cost. The decline in unrealized losses during 2009 was primarily attributable to credit spread tightening, impairments and, to a lesser extent, sales, partially offset by rising interest rates. The Company neither has an intention to sell nor does it expect to be required to sell the securities outlined above.

                                 MORTGAGE LOANS

                                                    DECEMBER 31, 2009
                                  AMORTIZED             VALUATION             CARRYING
                                   COST (1)             ALLOWANCE              VALUE
------------------------------------------------------------------------------------------
Agricultural                           $369                  $(3)                 $366
Commercial                            4,195                 (257)                3,938
                                   --------              -------              --------
         TOTAL MORTGAGE LOANS        $4,564                $(260)               $4,304
                                   --------              -------              --------

                                                    DECEMBER 31, 2008
                                  AMORTIZED             VALUATION              CARRYING
                                   COST (1)             ALLOWANCE               VALUE
-----------------------------  ------------------------------------------------------------
Agricultural                           $446                  $(11)                 $435
Commercial                            4,463                    (2)                4,461
                                   --------              --------              --------
         TOTAL MORTGAGE LOANS        $4,909                  $(13)               $4,896
                                   --------              --------              --------

(1) Amortized cost represents carrying value prior to valuation allowances, if any.

The following table presents the activity within the Company's valuation allowance for mortgage loans. Included in the 2009 Additions are valuation allowances of $79 on mortgage loans held for sale, which have a carrying value of $161 and are included in mortgage loans in the Company's Consolidated Balance Sheet as of December 31, 2009.

                                                    2009              2008
--------------------------------------------------------------------------------
BALANCE AS OF JANUARY 1                              $ (13)            $ --
Additions                                             (292)             (13)
Deductions                                              45               --
                                                   -------            -----
BALANCE AS OF DECEMBER 31                            $(260)            $(13)
                                                   -------            -----

                                                       DECEMBER 31, 2009                           DECEMBER 31, 2008
                                                CARRYING               PERCENT OF           CARRYING               PERCENT OF
                                                 VALUE                    TOTAL              VALUE                    TOTAL
---------------------------------------------------------------------------------------------------------------------------------
MORTGAGE LOANS BY REGION
East North Central                                   $76                     1.8%               $121                     2.5%
Middle Atlantic                                      592                    13.8%                664                    13.6%
Mountain                                              51                     1.2%                115                     2.3%
New England                                          368                     8.6%                407                     8.3%
Pacific                                            1,102                    25.5%              1,205                    24.6%
South Atlantic                                       615                    14.3%                665                    13.6%
West North Central                                    22                     0.5%                 56                     1.1%
West South Central                                   172                     4.0%                205                     4.2%
Other (1)                                          1,306                    30.3%              1,458                    29.8%
                                                --------                 -------            --------                 -------
                     TOTAL MORTGAGE LOANS         $4,304                   100.0%             $4,896                   100.0%
                                                --------                 -------            --------                 -------

(1)  Primarily represents multi-regional properties.

                                                       DECEMBER 31, 2009                           DECEMBER 31, 2008
                                                CARRYING               PERCENT OF           CARRYING               PERCENT OF
                                                 VALUE                    TOTAL              VALUE                    TOTAL
---------------------------------------------------------------------------------------------------------------------------------
MORTGAGE LOANS BY PROPERTY TYPE
Agricultural                                        $366                     8.5%               $435                     8.9%
Industrial                                           784                    18.2%                790                    16.1%
Lodging                                              329                     7.6%                383                     7.8%
Multifamily                                          582                    13.5%                798                    16.3%
Office                                             1,387                    32.3%              1,456                    29.8%
Retail                                               602                    14.0%                764                    15.6%
Other                                                254                     5.9%                270                     5.5%
                                                --------                 -------            --------                 -------
                     TOTAL MORTGAGE LOANS         $4,304                   100.0%             $4,896                   100.0%
                                                --------                 -------            --------                 -------

VARIABLE INTEREST ENTITIES

The Company is involved with VIEs primarily as a collateral manager and as an investor through normal investment activities, as well as a means of accessing capital. This involvement includes providing investment management and administrative services for a fee and holding ownership or other interests as an investor.

PRIMARY BENEFICIARY

The Company has performed a quantitative analysis and concluded that for those VIEs for which it will absorb a majority of the expected losses or residual returns, it is the primary beneficiary and therefore these VIEs were consolidated in the Company's Consolidated Financial Statements. Creditors have no recourse against the Company in the event of default by these VIEs. The Company has no implied or unfunded commitments to these VIEs. The following table presents the carrying value of assets and liabilities and the maximum exposure to loss relating to these VIEs.

                                                      DECEMBER 31, 2009            MAXIMUM
                                    TOTAL                   TOTAL                  EXPOSURE
                                    ASSETS             LIABILITIES (1)           TO LOSS (2)
-----------------------------------------------------------------------------------------------
CDO                                   $226                     $47                    $181
Limited partnerships                    31                      13                      18
Other investments                       75                      40                      32
                                    ------                  ------                  ------
                        TOTAL         $332                    $100                    $231
                                    ------                  ------                  ------

                                                      DECEMBER 31, 2008            MAXIMUM
                                    TOTAL                   TOTAL                  EXPOSURE
                                    ASSETS             LIABILITIES (1)           TO LOSS (2)
-----------------------------  ----------------------------------------------------------------
CDO                                   $339                     $89                    $237
Limited partnerships                   151                      72                      79
Other investments                      249                     103                     166
                                    ------                  ------                  ------
                        TOTAL         $739                    $264                    $482
                                    ------                  ------                  ------

(1) Includes noncontrolling interest in limited partnerships and other investments of $41 and $154 as of December 31, 2009 and 2008, respectively, that is reported as a separate component of equity in the Company's Consolidated Balance Sheets.

(2) The maximum exposure to loss represents the maximum loss amount that the Company could recognize as a reduction in net investment income or as a realized capital loss and is the consolidated assets at cost net of liabilities.

The CDO represents a cash flow CLO for which the Company provides collateral management services, earns a fee for those services and also holds investments in the debt issued by the CLO. Limited partnerships represent hedge funds for which the Company holds a majority interest in the equity of the funds as an investment. Other investments primarily represent investment trusts for which the Company provides investment management services, earns a fee for those services and also holds investments in the equity issued by the trusts. In 2009, a hedge fund and investment trust were liquidated and, therefore, the Company was no longer deemed to be the primary beneficiary. Accordingly, these two VIEs were deconsolidated.

NON-PRIMARY BENEFICIARY

The Company has performed a quantitative analysis and concluded that for those VIEs for which it holds a significant variable interest but will not absorb a majority of the expected losses or residual returns, the Company is not the primary beneficiary and therefore, these VIEs were not consolidated in the Company's Consolidated Financial Statements. The Company has no implied or unfunded commitments to these VIEs. Each of these investments has been held by the Company for three years or less. The total carrying value of assets and liabilities for the CDOs as of December 31, 2009 was $239 and $0, respectively, with a maximum exposure to loss of $248, and as of December 31, 2008 was $283 and $0, respectively, with a maximum exposure to loss of $329. The maximum exposure to loss represents the Company's investment in securities issued by CDOs at cost.

CDOs represent a cash flow CLO and a CDO for which the Company provides collateral management services, earns fees for those services and holds investments in the debt and/or preferred equity issued by the CDOs.

DERIVATIVE INSTRUMENTS

The Company utilizes a variety of over-the-counter and exchange traded derivative instruments as a part of its overall risk management strategy, as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that would otherwise be permissible investments under the Company's investment policies. The Company also purchases and issues financial instruments and products that either are accounted for as free-standing derivatives, such as certain reinsurance contracts, or may contain features that are deemed to be embedded derivative instruments, such as the GMWB rider included with certain variable annuity products.

CASH FLOW HEDGES

INTEREST RATE SWAPS

Interest rate swaps are primarily used to convert interest receipts on floating-rate fixed maturity securities or interest payments on floating-rate guaranteed investment contracts to fixed rates. These derivatives are predominantly used to better match cash receipts from assets with cash disbursements required to fund liabilities.

The Company also enters into forward starting swap agreements to hedge the interest rate exposure related to the purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FORWARD RATE AGREEMENTS

Forward rate agreements are used to convert interest receipts on floating-rate securities to fixed rates. These derivatives are used to lock in the forward interest rate curve and reduce income volatility that results from changes in interest rates.

FOREIGN CURRENCY SWAPS

Foreign currency swaps are used to convert foreign denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to minimize cash flow fluctuations due to changes in currency rates.

FAIR VALUE HEDGES

INTEREST RATE SWAPS

Interest rate swaps are used to hedge the changes in fair value of certain fixed rate liabilities and fixed maturity securities due to fluctuations in interest rates.

FOREIGN CURRENCY SWAPS

Foreign currency swaps are used to hedge the changes in fair value of certain foreign denominated fixed rate liabilities due to changes in foreign currency rates by swapping the fixed foreign payments to floating rate U.S. dollar denominated payments.

NON-QUALIFYING STRATEGIES

INTEREST RATE SWAPS, CAPS, FLOORS, AND FUTURES

The Company uses interest rate swaps, caps, floors, and futures to manage duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2009 and 2008, the notional amount of interest rate swaps in offsetting relationships was $4.5 billion and $4.4 billion, respectively.

FOREIGN CURRENCY SWAPS AND FORWARDS

The Company enters into foreign currency swaps and forwards to convert the foreign currency exposures to U.S. dollars in certain of its foreign denominated fixed maturity investments. The Company also enters into foreign currency forward contracts that convert Euros to Yen in order to economically hedge the foreign currency risk associated with certain assumed Japanese variable annuity products.

JAPAN 3WIN RELATED FOREIGN CURRENCY SWAPS

During the first quarter of 2009, the Company entered into foreign currency swaps to hedge the foreign currency exposure related to the Japan 3Win product guaranteed minimum income benefit ("GMIB") fixed liability payments.

JAPANESE FIXED ANNUITY HEDGING INSTRUMENTS

The Company enters into currency rate swaps and forwards to mitigate the foreign currency exchange rate and Yen interest rate exposures associated with the Yen denominated individual fixed annuity product.

CREDIT DERIVATIVES THAT PURCHASE CREDIT PROTECTION

Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in value on fixed maturity securities. These contracts require the Company to pay a periodic fee in exchange for compensation from the counterparty should the referenced security issuers experience a credit event, as defined in the contract.

CREDIT DERIVATIVES THAT ASSUME CREDIT RISK

Credit default swaps are used to assume credit risk related to an individual entity, referenced index, or asset pool, as a part of replication transactions. These contracts entitle the Company to receive a periodic fee in exchange for an obligation to compensate the derivative counterparty should the referenced security issuers experience a credit event, as defined in the contract. The Company is also exposed to credit risk due to embedded derivatives associated with credit linked notes.

CREDIT DERIVATIVES IN OFFSETTING POSITIONS

The Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.

EQUITY INDEX SWAPS, OPTIONS, AND FUTURES

The Company offers certain equity indexed products, which may contain an embedded derivative that requires bifurcation. The Company enters into S&P index swaps, futures and options to economically hedge the equity volatility risk associated with these embedded derivatives. In addition, the Company is exposed to bifurcated options embedded in certain fixed maturity investments.

GMWB PRODUCT DERIVATIVES

The Company offers certain variable annuity products with a GMWB rider in the U.S. and formerly in the U.K. and Japan. The GMWB is a bifurcated embedded derivative that provides the policyholder with a GRB if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. Certain contract provisions can increase the GRB at contractholder election or after the passage of time. The notional value of the embedded derivative is the GRB balance.

GMWB REINSURANCE CONTRACTS

The Company has entered into reinsurance arrangements to offset a portion of its risk exposure to the GMWB for the remaining lives of covered variable annuity contracts. Reinsurance contracts covering GMWB are accounted for as free-standing derivatives. The notional amount of the reinsurance contracts is the GRB amount.

GMWB HEDGING INSTRUMENTS

The Company enters into derivative contracts to partially hedge exposure to the income volatility associated with the portion of the GMWB liabilities which are not reinsured. These derivative contracts include customized swaps, interest rate swaps and futures, and equity swaps, options, and futures, on certain indices including the S&P 500 index, EAFE index, and NASDAQ index. As of December 31, 2009, the notional amount related to the GMWB hedging instruments is $15.6 billion and consists of $10.8 billion of customized swaps, $1.8 billion of interest rate swaps and futures, and $3.0 billion of equity swaps, options, and futures.

MACRO HEDGE PROGRAM

The Company utilizes equity options, currency options, and equity futures contracts to partially hedge the statutory reserve impact of equity risk and foreign currency risk arising primarily from guaranteed minimum death benefit ("GMDB"), GMIB and GMWB obligations against a decline in the equity markets or changes in foreign currency exchange rates. As of December 31, 2009, the notional amount related to the macro hedge program is $27.4 billion and consists of $25.1 billion of equity options, $2.1 billion of currency options, and $0.2 billion of equity futures. The $27.4 billion of notional includes $1.2 billion of short put option contracts, therefore resulting in a net notional amount for the macro hedge program of approximately $26.2 billion.

GMAB, GMWB AND GMIB REINSURANCE CONTRACTS

The Company reinsured the GMAB, GMWB, and GMIB embedded derivatives for host variable annuity contracts written by its affiliate, HLIKK, in Japan. The reinsurance contracts are accounted for as free-standing derivative contracts. The notional amount of the reinsurance contracts is the Yen denominated GRB balance value converted at the period-end Yen to U.S. dollar foreign spot exchange rate.

COINSURANCE AND MODIFIED COINSURANCE REINSURANCE CONTRACTS

During 2009, a subsidiary entered into a coinsurance with funds withheld and modified coinsurance reinsurance agreement with an affiliated captive reinsurer, which creates an embedded derivative. In addition, provisions of this agreement include reinsurance to cede a portion of direct written U.S. GMWB riders, which is accounted for as an embedded derivative. Additional provisions of this agreement cede variable annuity contract GMAB, GMWB and GMIB riders reinsured by the Company that have been assumed from an affiliate, HLIKK, and is accounted for as a free-standing derivative. Refer to note 16 "Transactions with Affiliates" for more information on this transaction.

During 2007, a subsidiary insurance company entered into a coinsurance with funds withheld and modified coinsurance reinsurance agreement with an affiliate reinsurance company to provide statutory surplus relief for certain life insurance policies. This agreement is accounted for as a financing transaction and includes a compound embedded derivative.

DERIVATIVE BALANCE SHEET CLASSIFICATION

The table below summarizes the balance sheet classification of the Company's derivative related fair value amounts, as well as the gross asset and liability fair value amounts. The fair value amounts presented do not include income accruals or cash collateral held amounts, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company's separate accounts are not included because the associated gains and losses accrue directly to policyholders. The Company's derivative instruments are held for risk management purposes, unless otherwise noted in the table below. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company's derivative activity. Notional amounts are not necessarily reflective of credit risk.

                                                           NET DERIVATIVES
                                 NOTIONAL AMOUNT                               FAIR VALUE
   HEDGE DESIGNATION/      Dec. 31,          Dec. 31,              Dec. 31,                  Dec. 31,
    DERIVATIVE TYPE          2009              2008                  2009                      2008
-----------------------------------------------------------------------------------------------------------
CASH FLOW HEDGES
Interest rate swaps            $8,729            $6,798                  $53                      $422
Forward rate agreements         3,000                --                   --                        --
Foreign currency swaps            301             1,005                   (4)                      (21)
                          -----------       -----------            ---------                 ---------
  TOTAL CASH FLOW HEDGES      $12,030            $7,803                  $49                      $401
                          -----------       -----------            ---------                 ---------
FAIR VALUE HEDGES
Interest rate swaps            $1,744            $2,138                 $(21)                     $(86)
Foreign currency swaps            696               696                   (9)                      (57)
                          -----------       -----------            ---------                 ---------
 TOTAL FAIR VALUE HEDGES       $2,440            $2,834                 $(30)                    $(143)
                          -----------       -----------            ---------                 ---------
NON-QUALIFYING
 STRATEGIES
Interest rate contracts
Interest rate swaps,
 caps, floors, and
 futures                       $5,511            $5,269                 $(79)                     $(90)
Foreign exchange
 contracts
Foreign currency swaps
 and forwards                     484               648                  (19)                       45
Japan 3Win related
 foreign currency swaps         2,514                --                  (19)                       --
Japanese fixed annuity
 hedging instruments            2,271             2,334                  316                       383
Credit contracts
Credit derivatives that
 purchase credit
 protection                     1,887             2,633                  (34)                      246
Credit derivatives that
 assume credit risk (1)           902               940                 (176)                     (309)
Credit derivatives in
 offsetting positions           3,591             1,453                  (52)                       (8)
Equity contracts
Equity index swaps,
 options, and futures             221               249                  (16)                      (14)
Variable annuity hedge
 program
GMWB product derivatives
 (2)                           46,906            48,406               (1,991)                   (6,590)
GMWB reinsurance
 contracts                     10,301            11,437                  347                     1,302
GMWB hedging instruments       15,567            18,620                   52                     2,664
Macro hedge program            27,448             2,188                  318                       137
Other
GMAB, GMWB, and GMIB
 reinsurance contracts         19,618            20,553               (1,448)                   (2,616)
Coinsurance and modified
 coinsurance reinsurance
 contracts                     49,545             1,068                  761                        --
                          -----------       -----------            ---------                 ---------
    TOTAL NON-QUALIFYING
              STRATEGIES     $186,766          $115,798              $(2,040)                  $(4,850)
                          -----------       -----------            ---------                 ---------
 TOTAL CASH FLOW HEDGES,
  FAIR VALUE HEDGES, AND
          NON-QUALIFYING
              STRATEGIES     $201,236          $126,435              $(2,021)                  $(4,592)
                          -----------       -----------            ---------                 ---------
BALANCE SHEET LOCATION
Fixed maturities,
 available-for-sale              $170              $204                  $(8)                      $(3)
Other investments              18,049            12,197                  220                     1,122
Other liabilities              56,524            32,442                  113                     2,206
Consumer notes                     64                70                   (5)                       (5)
Reinsurance recoverables       58,380            11,437                1,108                     1,302
Other policyholder funds
 and benefits payable          68,049            70,085               (3,449)                   (9,214)
                          -----------       -----------            ---------                 ---------
TOTAL DERIVATIVES            $201,236          $126,435              $(2,021)                  $(4,592)
                          -----------       -----------            ---------                 ---------

                                             ASSET                                  LIABILITY
                                          DERIVATIVES                              DERIVATIVES
                                          FAIR VALUE                                FAIR VALUE
   HEDGE DESIGNATION/          Dec. 31,                 Dec. 31,            Dec. 31,              Dec. 31,
    DERIVATIVE TYPE              2009                     2008                2009                  2008
------------------------  --------------------------------------------------------------------------------------
CASH FLOW HEDGES
Interest rate swaps                $201                     $425                $(148)                  $(3)
Forward rate agreements              --                       --                   --                    --
Foreign currency swaps               21                      126                  (25)                 (147)
                               --------                 --------            ---------            ----------
  TOTAL CASH FLOW HEDGES           $222                     $551                $(173)                $(150)
                               --------                 --------            ---------            ----------
FAIR VALUE HEDGES
Interest rate swaps                 $16                      $41                 $(37)                $(127)
Foreign currency swaps               53                       48                  (62)                 (105)
                               --------                 --------            ---------            ----------
 TOTAL FAIR VALUE HEDGES            $69                      $89                 $(99)                $(232)
                               --------                 --------            ---------            ----------
NON-QUALIFYING
 STRATEGIES
Interest rate contracts
Interest rate swaps,
 caps, floors, and
 futures                           $157                     $687                $(236)                $(777)
Foreign exchange
 contracts
Foreign currency swaps
 and forwards                        --                       52                  (19)                   (7)
Japan 3Win related
 foreign currency swaps              35                       --                  (54)                   --
Japanese fixed annuity
 hedging instruments                319                      383                   (3)                   --
Credit contracts
Credit derivatives that
 purchase credit
 protection                          36                      262                  (70)                  (16)
Credit derivatives that
 assume credit risk (1)               2                       --                 (178)                 (309)
Credit derivatives in
 offsetting positions               114                       85                 (166)                  (93)
Equity contracts
Equity index swaps,
 options, and futures                 3                        3                  (19)                  (17)
Variable annuity hedge
 program
GMWB product derivatives
 (2)                                 --                       --               (1,991)               (6,590)
GMWB reinsurance
 contracts                          347                    1,302                   --                    --
GMWB hedging instruments            264                    2,697                 (212)                  (33)
Macro hedge program                 558                      137                 (240)                   --
Other
GMAB, GMWB, and GMIB
 reinsurance contracts               --                       --               (1,448)               (2,616)
Coinsurance and modified
 coinsurance reinsurance
 contracts                        1,226                       --                 (465)                   --
                               --------                 --------            ---------            ----------
    TOTAL NON-QUALIFYING
              STRATEGIES         $3,061                   $5,608              $(5,101)             $(10,458)
                               --------                 --------            ---------            ----------
 TOTAL CASH FLOW HEDGES,
  FAIR VALUE HEDGES, AND
          NON-QUALIFYING
              STRATEGIES         $3,352                   $6,248              $(5,373)             $(10,840)
                               --------                 --------            ---------            ----------
BALANCE SHEET LOCATION
Fixed maturities,
 available-for-sale                $ --                     $ --                  $(8)                  $(3)
Other investments                   270                    1,576                  (50)                 (454)
Other liabilities                 1,509                    3,370               (1,396)               (1,164)
Consumer notes                       --                       --                   (5)                   (5)
Reinsurance recoverables          1,573                    1,302                 (465)                   --
Other policyholder funds
 and benefits payable                --                       --               (3,449)               (9,214)
                               --------                 --------            ---------            ----------
TOTAL DERIVATIVES                $3,352                   $6,248              $(5,373)             $(10,840)
                               --------                 --------            ---------            ----------

(1) The derivative instruments related to these hedging strategies are held for other investment purposes.

(2) These derivatives are embedded within liabilities and are not held for risk management purposes.

Change in Notional Amount

The increase in notional amount of derivatives since December 31, 2008, was primarily due to the following:

- During the fourth quarter of 2009, the Company entered into a reinsurance agreement with an affiliated captive reinsurer, which is accounted for as a derivative instrument and resulted in a $48.1 billion increase in notional. For a discussion related to the reinsurance agreement refer to Note 16.

- The Company increased the notional amount of derivatives associated with the macro hedge program, while GMWB related derivatives decreased, as a result of the Company rebalancing its risk management strategy to place a greater relative emphasis on the protection of statutory surplus. Approximately $1.2 billion of the $25.3 billion increase in the macro hedge notional amount represents short put option contracts therefore resulting in a net increase in notional of approximately $24.1 billion.

Change in Fair Value

The increase in the total fair value of derivative instruments since December 31, 2008, was primarily due to the following:

- The fair value of GMAB, GMWB and GMIB product assumed reinsurance contracts, was primarily due to an increase in interest rates, an increase in the Japan equity markets, a decline in Japan equity market volatility, and liability model assumption updates for credit standing.

- The net improvement in the fair value of GMWB related derivatives is primarily due to liability model assumption updates related to favorable policyholder experience, the relative outperformance of the underlying actively managed funds as compared to their respective indices, the impacts of the Company's own credit standing. Additional improvements in the net fair value of GMWB derivatives include lower implied market volatility and a general increase in long-term interest rates, partially offset by rising equity markets. For more information on the policyholder behavior and liability model assumption updates, refer to Note 3.

- The increase in fair value of the coinsurance and modified coinsurance reinsurance contracts was due to the execution of a transaction with an affiliated captive reinsurer on October 1, 2009. This transaction consisted of a freestanding derivative and an embedded derivative which are required to be held at fair value.

CASH FLOW HEDGES

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing hedge ineffectiveness are recognized in current earnings. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

The following table presents the components of the gain or loss on derivatives that qualify as cash flow hedges:

                 DERIVATIVES IN CASH FLOW HEDGING RELATIONSHIPS

                                 GAIN (LOSS) RECOGNIZED IN OCI
                               ON DERIVATIVE (EFFECTIVE PORTION)
                            2009          2008             2007
---------------------------------------------------------------------
 Interest rate swaps         $(357)        $648              $70
 Foreign currency swaps       (177)         193              (41)
                           -------       ------            -----
                    TOTAL    $(534)        $841              $29
                           -------       ------            -----

                                     NET REALIZED CAPITAL GAINS (LOSSES)
                                     RECOGNIZED IN INCOME ON DERIVATIVE
                                            (INEFFECTIVE PORTION)
                                2009                2008                 2007
-------------------------  -------------------------------------------------------
 Interest rate swaps              $1                  $7                   $2
 Foreign currency swaps           75                   1                   (2)
                                ----                 ---                 ----
                    TOTAL        $76                  $8                 $ --
                                ----                 ---                 ----

                 DERIVATIVES IN CASH FLOW HEDGING RELATIONSHIPS

                                                                            GAIN (LOSS) RECLASSIFIED FROM AOCI
                                                                             INTO INCOME (EFFECTIVE PORTION)
                                                                     2009                  2008                  2007
---------------------------------------------------------------------------------------------------------------------------
 Interest rate swaps       Net realized capital gains (losses)        $ --                   $34                  $ --
 Interest rate swaps              Net investment income (loss)          28                   (20)                  (21)
 Foreign currency swaps    Net realized capital gains (losses)        (115)                  (60)                  (64)
 Foreign currency swaps           Net investment income (loss)           2                     1                    --
                                                                    ------                 -----                 -----
                                                        TOTAL         $(85)                 $(45)                 $(85)
                                                                    ------                 -----                 -----

As of December 31, 2009, the before-tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months are $25. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to interest income over the term of the investment cash flows. The maximum term over which the Company is hedging its exposure to the variability of future cash flows (for forecasted transactions, excluding interest payments on existing variable-rate financial instruments) is 3 years.

For the year ended December 31, 2009 and 2008, the Company had before-tax gains of $1 and $198, respectively, related to net reclassifications from AOCI to earnings resulting from the discontinuance of cash flow hedges due to forecasted transactions that were no longer probable of occurring. For the year ended December 31, 2007, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash flow hedges due to forecasted transactions that were no longer probable of occurring.

FAIR VALUE HEDGES

For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative, as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings. The Company includes the gain or loss on the derivative in the same line item as the offsetting loss or gain on the hedged item. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

The Company recognized in income gains (losses) representing the ineffective portion of all fair value hedges as follows:

                DERIVATIVES IN FAIR VALUE HEDGING RELATIONSHIPS

                                                   GAIN (LOSS) RECOGNIZED IN INCOME (1)
                                          2009                                        2008
                                                    HEDGED                                      HEDGED
                            DERIVATIVE               ITEM               DERIVATIVE               ITEM
----------------------------------------------------------------------------------------------------------------
Interest rate swaps
Net realized capital
 gains (losses)                  $72                  $(68)                $(140)                 $132
Benefits, losses and
 loss adjustment
 expenses                        (37)                   40                    25                   (18)
Foreign currency swaps
Net realized capital
 gains (losses)                   51                   (51)                 (124)                  124
Benefits, losses and
 loss adjustment
 expenses                          2                    (2)                   42                   (42)
                               -----                 -----                 -----                 -----
                   TOTAL         $88                  $(81)                $(197)                 $196
                               -----                 -----                 -----                 -----

                          GAIN (LOSS) RECOGNIZED IN INCOME (1)
                                          2007
                                                    HEDGED
                            DERIVATIVE               ITEM
------------------------  -------------------------------------
Interest rate swaps
Net realized capital
 gains (losses)                 $(73)                  $69
Benefits, losses and
 loss adjustment
 expenses                         32                   (28)
Foreign currency swaps
Net realized capital
 gains (losses)                   25                   (25)
Benefits, losses and
 loss adjustment
 expenses                          9                    (9)
                               -----                 -----
                   TOTAL         $(7)                   $7
                               -----                 -----

(1) The amounts presented do not include the periodic net coupon settlements of the derivative or the coupon income (expense) related to the hedged item. The net of the amounts presented represents the ineffective portion of the hedge.

NON-QUALIFYING STRATEGIES

For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains or losses. The following table presents the gain or loss recognized in income on non-qualifying strategies:

                           NON-QUALIFYING STRATEGIES
       GAIN (LOSS) RECOGNIZED WITHIN NET REALIZED CAPITAL GAINS (LOSSES)

                                                     DECEMBER 31,
                                            2009         2008         2007
--------------------------------------------------------------------------------
Interest rate contracts
Interest rate swaps, caps, floors, and
 forwards                                     $32           $3          $21
Foreign exchange contracts
Foreign currency swaps and forwards           (54)          67          (18)
Japan 3Win related foreign currency swaps
 (1)                                          (22)          --           --
Japanese fixed annuity hedging
 instruments (2)                              (12)         487           53
Credit contracts
Credit derivatives that purchase credit
 protection                                  (379)         211           59
Credit derivatives that assume credit
 risk                                         137         (412)        (202)

                           NON-QUALIFYING STRATEGIES
       GAIN (LOSS) RECOGNIZED WITHIN NET REALIZED CAPITAL GAINS (LOSSES)

                                                  DECEMBER 31,
                                       2009           2008           2007
--------------------------------------------------------------------------------
Equity contracts
Equity index swaps, options, and
 futures                                   (3)            (23)            2
Variable annuity hedge program
GMWB product derivatives                4,727          (5,760)         (670)
GMWB reinsurance contracts               (988)          1,073           127
GMWB hedging instruments               (2,234)          3,374           257
Macro hedge program                      (895)             74           (12)
Other
GMAB, GMWB, and GMIB reinsurance
 contracts                              1,106          (2,158)         (155)
Coinsurance and modified
 coinsurance reinsurance contracts       (577)             --            --
                                     --------       ---------       -------
                              TOTAL      $838         $(3,064)        $(538)
                                     --------       ---------       -------

(1) The associated liability is adjusted for changes in dollar/yen exchange spot rates through realized capital gains and losses and was $64 for the year ended December 31, 2009. There was no Japan 3Win related foreign currency swaps for the years ended December 31, 2008 and 2007.

(2) The associated liability is adjusted for changes in dollar/yen exchange spot rates through realized capital gains and losses and was $67, $450 and $(102) for the years ended December 31, 2009, 2008 and 2007, respectively

For the year ended December 31, 2009, the net realized capital gain related to derivatives used in non-qualifying strategies was primarily due to the following:

- The net gain on GMWB related derivatives for the year ended December 31, 2009, was primarily due to liability model assumption updates, the relative outperformance of the underlying actively managed funds as compared to their respective indices, and the impact of the Company's own credit standing. Additional net gains on GMWB related derivatives include lower implied market volatility and a general increase in long-term interest rates, partially offset by rising equity markets. For more information on the policyholder behavior and liability model assumption updates, refer to Note 3.

- The net gain on derivatives associated with assumed GMAB, GMWB, and GMIB product reinsurance contracts, which are reinsured to an affiliated captive reinsurer, was primarily due to an increase in interest rates, an increase in the Japan equity markets, a decline in Japan equity market volatility, and liability model assumption updates for credit standing.

- The net loss on the macro hedge program was primarily the result of an increase in the equity markets and the impact of trading activity.

- During the fourth quarter of 2009, the Company entered into a reinsurance agreement, which is accounted for as a derivative instrument and resulted in a loss. For a discussion related to the reinsurance agreement refer to Note 16.

For the year ended December 31, 2008, the net realized capital loss related to derivatives used in non-qualifying strategies was primarily due to the following:

- The net loss on GMWB related derivatives was primarily due to liability model assumption updates related to market-based hedge ineffectiveness due to extremely volatile capital markets, and the relative underperformance of the underlying actively managed funds as compared to their respective indices, partially offset by gains in the fourth quarter related to liability model assumption updates for lapse rates.

- The net loss on derivatives associated with GMAB, GMWB, and GMIB product reinsurance contracts was primarily due to a decrease in Japan equity markets, a decrease in interest rates, an increase in Japan equity market volatility, and the impact of the fair value measurements transition.

In addition, for the year ended December 31, 2008, the Company has incurred losses of $39 on derivative instruments due to counterparty default related to the bankruptcy of Lehman Brothers Inc. These losses were a result of the contractual collateral threshold amounts and open collateral calls in excess of such amounts immediately prior to the bankruptcy filing, as well as interest rate and credit spread movements from the date of the last collateral call to the date of the bankruptcy filing.

For the year ended December 31, 2007, net realized capital loss related to derivatives used in non-qualifying strategies was primarily due to the following:

- The net loss on GMWB related derivatives was primarily due to liability model assumption updates and model refinements made during the year, including those for dynamic lapse behavior and correlations of market returns across underlying indices, as well as other assumption updates made during the second quarter to reflect newly reliable market inputs for volatility.

- The net loss on credit derivatives that assume credit risk was due to credit spreads widening.

- The net losses on derivatives associated with the internal reinsurance of GMIB were primarily driven by liability model refinements, a decrease in interest rates, and changes in Japan equity volatility levels.

- The gain on the Japanese fixed annuity hedging instruments was primarily a result of the Japanese Yen strengthening against the U.S. dollar.

Refer to Note 9 for additional disclosures regarding contingent credit related features in derivative agreements.

CREDIT RISK ASSUMED THROUGH CREDIT DERIVATIVES

The Company enters into credit default swaps that assume credit risk from a single entity, referenced index, or asset pool in order to synthetically replicate investment transactions. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer's debt obligation. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include trades ranging from baskets of up to five corporate issuers to standard and customized diversified portfolios of corporate issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and are typically divided into tranches that possess different credit ratings.

The following tables present the notional amount, fair value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amounts and fair value for credit derivatives in which the Company is assuming credit risk as of December 31, 2009 and 2008.

                            AS OF DECEMBER 31, 2009

                                                                   WEIGHTED                UNDERLYING REFERENCED
                                                                    AVERAGE               CREDIT OBLIGATION(S) (1)
                                   Notional        Fair            Years to                                   Average
                                  Amount (2)      Value            Maturity             Type               Credit Rating
--------------------------------------------------------------------------------------------------------------------------
CREDIT DERIVATIVE TYPE BY
 DERIVATIVE RISK EXPOSURE
Single name credit default
 swaps
Investment grade risk
 exposure                              $755           $4            4 years       Corporate Credit                 AA-
Below investment grade risk
 exposure                               114           (4)           4 years       Corporate Credit                  B+
Basket credit default swaps
 (4)
Investment grade risk
 exposure                             1,276          (57)           4 years       Corporate Credit                BBB+
Investment grade risk
 exposure                               352          (91)           7 years            CMBS Credit                  A
Below investment grade risk
 exposure                               125          (98)           5 years       Corporate Credit                BBB+
Credit linked notes
Investment grade risk
 exposure                                76           73            2 years       Corporate Credit                BBB+
                                    -------       ------
                        TOTAL        $2,698        $(173)
                                    -------       ------


                                  OFFSETTING        OFFSETTING
                                   Notional            Fair
                                  Amount (3)        Value (3)
-----------------------------  ---------------------------------
CREDIT DERIVATIVE TYPE BY
 DERIVATIVE RISK EXPOSURE
Single name credit default
 swaps
Investment grade risk
 exposure                              $742            $(43)
Below investment grade risk
 exposure                                75             (11)
Basket credit default swaps
 (4)
Investment grade risk
 exposure                               626             (11)
Investment grade risk
 exposure                               352              91
Below investment grade risk
 exposure                                --              --
Credit linked notes
Investment grade risk
 exposure                                --              --
                                    -------            ----
                        TOTAL        $1,795             $26
                                    -------            ----

                            AS OF DECEMBER 31, 2008

                                                                   WEIGHTED                UNDERLYING REFERENCED
                                                                    AVERAGE               CREDIT OBLIGATION(S) (1)
                                   Notional        Fair            Years to                                   Average
                                  Amount (2)      Value            Maturity             Type               Credit Rating
--------------------------------------------------------------------------------------------------------------------------
CREDIT DERIVATIVE TYPE
 BY DERIVATIVE RISK EXPOSURE
Single name credit default
 swaps
Investment grade risk
 exposure                               $47         $ --            4 years       Corporate Credit                  A-
Below investment grade risk
 exposure                                46          (12)           4 years       Corporate Credit                CCC+
Basket credit default swaps
 (4)
Investment grade risk
 exposure                             1,139         (196)           5 years       Corporate Credit                  A-
Investment grade risk
 exposure                               203          (70)           8 years            CMBS Credit                AAA
Below investment grade risk
 exposure                               125         (104)           6 years       Corporate Credit                 BB+
Credit linked notes
Investment grade risk
 exposure                               106           95            2 years       Corporate Credit                BBB+
                                    -------       ------
                        TOTAL        $1,666        $(287)
                                    -------       ------


                                  OFFSETTING        OFFSETTING
                                   Notional            Fair
                                  Amount (3)        Value (3)
-----------------------------  ---------------------------------
CREDIT DERIVATIVE TYPE
 BY DERIVATIVE RISK EXPOSURE
Single name credit default
 swaps
Investment grade risk
 exposure                               $35             $(9)
Below investment grade risk
 exposure                                --              --
Basket credit default swaps
 (4)
Investment grade risk
 exposure                               489               8
Investment grade risk
 exposure                               203              70
Below investment grade risk
 exposure                                --              --
Credit linked notes
Investment grade risk
 exposure                                --              --
                                    -------            ----
                        TOTAL          $727             $69
                                    -------            ----

(1) The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody's, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

(2) Notional amount is equal to the maximum potential future loss amount. There is no specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

(3) The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of or losses paid related to the original swap.

(4) Includes $1.6 billion and $1.3 billion as of December 31, 2009 and 2008, respectively, of standard market indices of diversified portfolios of corporate issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index. Also includes $175 as of December 31, 2009 and 2008, of customized diversified portfolios of corporate issuers referenced through credit default swaps.

SECURITIES LENDING AND COLLATERAL ARRANGEMENTS

The Company participates in securities lending programs to generate additional income. Through these programs, certain domestic fixed income securities are loaned from the Company's portfolio to qualifying third party borrowers in return for collateral in the form of cash or U.S. Treasuries. Borrowers of these securities provide collateral of 102% of the fair value of the loaned securities at the time of the loan and can return the securities to the Company for cash at varying maturity dates. The fair value of the loaned securities is monitored and additional collateral is obtained if the fair value of the collateral falls below 100% of the fair value of the loaned securities. As of December 31, 2009 and 2008, under terms of securities lending programs, the fair value of loaned securities was approximately $45 and $1.8 billion, respectively and the associated collateral held was $46 and $1.8 billion, respectively. The decrease in both the fair value of loaned securities and the associated collateral is attributable to the maturation of the loans in the term lending portion of the securities lending program in 2009. The Company earns income from the cash collateral or receives a fee from the borrower. The Company recorded before-tax income from securities lending transactions, net of lending fees, of $14 and $18 for the years ended December 31, 2009 and 2008, respectively, which was included in net investment income.

The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2009 and 2008, collateral pledged having a fair value of $667 and $821, respectively, was included in fixed maturities in the Consolidated Balance Sheets.

The following table presents the classification and carrying amount of loaned securities and derivative instruments collateral pledged.

                                          DECEMBER 31,          DECEMBER 31,
                                              2009                  2008
--------------------------------------------------------------------------------
Fixed maturities                               $712                 $1,975
Equity securities, AFS                           --                      9
Short-term investments                           14                    617
                                             ------               --------
         TOTAL LOANED SECURITIES AND
                  COLLATERAL PLEDGED           $726                 $2,601
                                             ------               --------

As of December 31, 2009, the Company had accepted collateral with a fair value of $906, of which $833 was derivative cash collateral which was invested and recorded in the Consolidated Balance Sheets in fixed maturities and short-term investments with a corresponding amount predominately recorded in other liabilities. As of December 31, 2008, the Company had accepted collateral of $5.6 billion, of which $5.1 billion was cash collateral, including $3.3 billion of derivative cash collateral. The Company offsets the fair value amounts, income accruals and cash collateral held related to derivative instruments, as discussed above in the "Significant Derivative Instruments Accounting Policies" section and accordingly a portion of the liability associated with the derivative cash collateral was reclassed out of other liabilities and into other assets of $104 and $507 as of December 31, 2009 and 2008, respectively. The Company is only permitted by contract to sell or repledge the noncash collateral in the event of a default by the counterparty. As of December 31, 2009 and 2008, noncash collateral accepted was held in separate custodial accounts and were not included in the Company's Consolidated Balance Sheets.

SECURITIES ON DEPOSIT WITH STATES

The Company is required by law to deposit securities with government agencies in states where it conducts business. As of December 31, 2009 and 2008, the fair value of securities on deposit was approximately $14 and $15, respectively.

5. REINSURANCE

ACCOUNTING POLICY

The Company cedes a share of the risks it has underwritten to other insurance companies through reinsurance treaties. The Company also assumes reinsurance of certain insurance risks that other insurance companies have underwritten. Reinsurance accounting is followed for ceded and assumed transactions when the risk transfer provisions have been met including insurance risk, consisting of both underwriting and timing risk, and the reasonable possibility of significant loss to the reinsurer. Premiums and benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance contracts. Reinsurance recoverables include balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of an allowance for uncollectible reinsurance.

The Company cedes insurance to other insurers in order to limit its maximum losses and to diversify its exposures and provide surplus relief. Such transfers do not relieve the Company of its primary liability under policies it wrote and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers and is a member of and participates in reinsurance pools and associations. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. As of December 31, 2009 there were no reinsurance-related concentrations of credit risk greater than 10% of the Company's stockholder's equity. As of December 31, 2009 and 2008, the Company's policy for the largest amount retained on any one life by the life operations was $10.

The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements. Yearly renewable term and coinsurance arrangements result in passing all or a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liabilities for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies. Coinsurance with funds withheld is a form of coinsurance except that the investment assets that support the liabilities are withheld by the ceding company. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Insurance recoveries on ceded reinsurance contracts, which reduce death and other benefits were $450, $465 and $285 for the years ended December 31, 2009, 2008 and 2007, respectively. The Company reinsures a portion of GMDB as well as 27% of the GMWB, on contracts issued prior to July 2007, offered in connection with its variable annuity contracts. The Company maintains certain reinsurance agreements with HLA, whereby the Company cedes both group life and group accident and health risk. Under these treaties, the Company ceded group life premium of $178, $148, and $132 in 2009, 2008 and 2007, respectively, and accident and health premium of $232, $236 and $243, respectively, to HLA. In addition, the Company entered into a reinsurance transaction with an affiliated captive reinsurer on October 1, 2009 which ceded a portion of the Company's direct variable annuity policies with GMWB and GMDB and all of the Company's other assumed GMAB, GMWB, GMDB and GMIB exposures. Under this transaction, the Company ceded $62 of premiums during the fourth quarter. Refer to Note 16, Transactions with Affiliates for further information.

Net fee income, earned premiums and other were comprised of the following:

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                    2009            2008            2007
--------------------------------------------------------------------------------
Gross fee income, earned
 premiums and other                  $4,919          $5,773          $6,134
Reinsurance assumed                      70              48              13
Reinsurance ceded                      (860)           (682)           (694)
                                  ---------       ---------       ---------
 NET FEE INCOME, EARNED PREMIUMS
                       AND OTHER     $4,129          $5,139          $5,453
                                  ---------       ---------       ---------

6. DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

ACCOUNTING POLICY

The Company capitalizes acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance contracts. The Company's deferred policy acquisition cost ("DAC") asset, which includes the present value of future profits, related to most universal life-type contracts (including variable annuities) is amortized over the estimated life of the contracts acquired in proportion to the present value of estimated gross profits ("EGPs"). EGPs are also used to amortize other assets and liabilities in the Company's Consolidated Balance Sheets, such as, sales inducement assets ("SIA") and unearned revenue reserves ("URR"). Components of EGPs are used to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death, guaranteed minimum income and universal life secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.

For most contracts, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that timeframe are immaterial. Products sold in a particular year are aggregated into cohorts. Future gross profits for each cohort are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity and variable universal life products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder's account balance; surrender and lapse rates; interest margin; mortality; and hedging costs.

Prior to the second quarter of 2009, the Company determined EGPs using the mean derived from stochastic scenarios that had been calibrated to the estimated separate account return. The Company also completed a comprehensive assumption study, in the third quarter of each year and revised best estimate assumptions used to estimate future gross profits when the EGPs in the Company's models fell outside of an independently determined reasonable range of EGPs. The Company also considered, on a quarterly basis, other qualitative factors such as product, regulatory and policyholder behavior trends and would also revise EGPs if those trends were expected to be significant.

Beginning with the second quarter of 2009, the Company now determines EGPs from a single deterministic reversion to mean ("RTM") separate account return projection which is an estimation technique commonly used by insurance entities to project future separate account returns. Through this estimation technique, the Company's DAC model is adjusted to reflect actual account values at the end of each quarter and through a consideration of recent market returns, the Company will "unlock" or adjust projected returns over a future period so that the account value returns to the long-term expected rate of return, providing that those projected returns do not exceed certain caps or floors. This DAC Unlock, for future separate account returns, is determined each quarter.

In the third quarter of each year, the Company completes a comprehensive non-market related policyholder behavior assumption study and incorporates the results of those studies into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and periodically revises its policyholder assumptions as credible emerging data indicates that changes are warranted. Upon completion of an assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the DAC, SIA and URR amortization models, as well as the death and other insurance benefit reserving models.

All assumption changes that affect the estimate of future EGPs including: the update of current account values; the use of the RTM estimation technique; or policyholder behavior assumptions, are considered an Unlock in the period of revision. An Unlock adjusts the DAC, SIA, URR and death and other insurance benefit reserve balances in the Consolidated Balance Sheets with an offsetting benefit or charge in the Consolidated Statements of Operations in the period of the revision. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.

An Unlock revises EGPs to reflect current best estimate assumptions. The Company must also test the aggregate recoverability of DAC and SIA by comparing the existing DAC and SIA balance to the present value of future EGPs.

Effective October 1, 2009, a subsidiary of HLIC, Hartford Life and Annuity Insurance Company ("HLAI") entered into a reinsurance agreement with an affiliated captive reinsurer. This agreement provides that HLAI will cede, and the affiliated captive reinsurer will assume 100% of the in-force and prospective U.S. variable annuities and the associated GMDB and GMWB riders. This transaction resulted in a DAC Unlock of $2.0 billion, pre-tax and $1.3 billion, after-tax. See Note 16 Transactions with Affiliates for further information on the transaction.

Changes in the DAC balance are as follows:

                                       2009           2008           2007
--------------------------------------------------------------------------------
BALANCE, JANUARY 1, BEFORE
 CUMULATIVE EFFECT OF ACCOUNTING
 CHANGE,
 PRE-TAX                              $ 9,944        $ 8,601        $ 7,474
 Cumulative effect of accounting
  change, pre-tax                         (54)            --            (20)
BALANCE, JANUARY 1, AS ADJUSTED         9,890          8,601          7,454
 Deferred costs                           674          1,258          1,557
 Amortization -- DAC                     (824)          (509)          (907)
 Amortization -- Unlock, pre-tax
  (1),(2)                              (2,905)        (1,111)           302
 Adjustments to unrealized gains
  and losses on securities
  available-for-sale and other (3)     (1,080)         1,747            194
 Effect of currency translation            24            (42)            --
                                     --------       --------       --------
BALANCE, DECEMBER 31                   $5,779         $9,944         $8,601
                                     --------       --------       --------

(1) Includes for 2009, $1.9 billion DAC Unlock resulting from reinsurance agreement with an affiliated captive reinsurer.

(2) Additional contributors to the Unlock amount recorded for the year ended 2009 was a result of actual separate account returns being significantly below our aggregated estimated return for the period from October 1, 2008 to March 31, 2009, offset by actual returns being greater than our aggregated estimated return for the period from April 1, 2009 to December 31, 2009.

(3) The adjustment reflects the effect of credit spreads tightening, resulting in unrealized gains on securities in 2009.

Estimated future net amortization expense of present value of future profits for the succeeding five years is as follows.

FOR THE YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------
2010                                                                         $22
2011                                                                         $20
2012                                                                         $18
2013                                                                         $16
2014                                                                         $15
--------------------------------------------------------------------------------

7. GOODWILL AND OTHER INTANGIBLE ASSETS

ACCOUNTING POLICY

Goodwill represents the excess of costs over the fair value of net assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances change that would indicate that a triggering event has occurred. The goodwill impairment test follows a two step process. In the first step, the fair value of a reporting unit is compared to its carrying value. If the carrying value of a reporting unit exceeds its fair value, the second step of the impairment test is performed for purposes of measuring the impairment. In the second step, the fair value of the reporting unit is allocated to all of the assets and liabilities of the reporting unit to determine an implied goodwill value. This allocation is similar to a purchase price allocation performed in purchase accounting. If the carrying amount of the reporting unit goodwill exceeds the implied goodwill value, an impairment loss shall be recognized in an amount equal to that excess.

The carrying amount of goodwill allocated to reporting segments as of December 31 is shown below:

                                                 DECEMBER 31, 2009
                                                    ACCUMULATED              CARRYING
                               GROSS                IMPAIRMENTS               VALUE
-----------------------------------------------------------------------------------------
REPORTING UNIT
Retail                           $343                   $(184)                  $159
Retirement Plans (1)               87                      --                     87
Individual Life                   224                      --                    224
                               ------                 -------                 ------
                   TOTAL         $654                   $(184)                  $470
                               ------                 -------                 ------

                                                 DECEMBER 31, 2008
                                                    ACCUMULATED              CARRYING
                               GROSS                IMPAIRMENTS               VALUE
------------------------  ---------------------------------------------------------------
REPORTING UNIT
Retail                           $343                   $(184)                  $159
Retirement Plans (1)               79                      --                     79
Individual Life                   224                      --                    224
                               ------                 -------                 ------
                   TOTAL          646                    (184)                  $462
                               ------                 -------                 ------

(1) The Company recorded a purchase price adjustment in 2009 associated with these acquisitions resulting in additional goodwill of $8.

Management's determination of the fair value of each reporting unit incorporates multiple inputs including cash flow calculations, price to earnings multiples, the level of The Hartford's share price and assumptions that market participants would make in valuing the reporting unit. Other assumptions include levels of economic capital, future business growth, earnings projections, assets under management and the weighted average cost of capital used for purposes of discounting. Decreases in the amount of economic capital allocated to a reporting unit, decreases in business growth, decreases in earnings projections and increases in the weighted average cost of capital will all cause the reporting unit's fair value to decrease.

The Company completed its annual goodwill assessment for the individual reporting units of the Company as of January 1, 2009. The conclusion reached as a result of the annual goodwill impairment testing was that the fair value of each reporting unit, for which goodwill had been allocated, was in excess of the respective reporting unit's carrying value (the first step of the goodwill impairment test).

However, as noted above, goodwill is reassessed at an interim date if certain circumstances occur which would cause the entity to conclude that it was more likely than not that the carrying value of one or more of its reporting units would be in excess of the respective reporting unit's fair value. As a result of the continued decline in the equity markets from January 1, 2009, rating agency downgrades, and a decline in The Hartford's share price, the Company concluded, during the first quarter of 2009, that the conditions had been met to warrant an interim goodwill impairment test.

As a result of the first quarter 2009 interim goodwill impairment test which included the effects of decreasing sales outlooks and declining equity markets on future earnings, the fair value in step two of the goodwill impairment analysis for the Individual Life reporting unit continued to be in excess of its carrying value.

The Company's interim goodwill impairment test performed in connection with the preparation of our yearend 2008 financial statements, resulted in a pre-tax impairment charge of $184 in the Individual Annuity reporting unit. The impairment charge taken in 2008 was primarily due to the Company's estimate of the Individual Annuity reporting unit's fair value falling significantly below its book value. The fair value of this reporting unit declined as the statutory and capital risks associated with the death and living benefit guarantees sold with products offered by this reporting unit increased. These concerns had a comparable impact on The Hartford's share price. The determination of fair value for the Individual Annuity reporting unit incorporated multiple inputs including discounted cash flow calculations, market participant assumptions and The Hartford's share price.

The Company's goodwill impairment test performed for the year ended December 31, 2007 resulted in no write-downs.

OTHER INTANGIBLE ASSETS

The following table shows the Company's acquired intangible assets that continue to be subject to amortization and aggregate amortization expense, net of interest accretion, if any. Acquired intangible assets are included in other assets in the consolidated balance sheet. Except for goodwill, the Company has no intangible assets with indefinite useful lives.

                                                                  2009                                     2008
                                                     Gross               Accumulated          Gross               Accumulated
                                                    Carrying                 Net             Carrying                 Net
ACQUIRED INTANGIBLE ASSETS                           Amount              Amortization         Amount              Amortization
---------------------------------------------------------------------------------------------------------------------------------
Servicing intangibles                                  $13                     $1               $14                     $1
Other                                                    1                     --                 1                     --
                                                      ----                   ----              ----                   ----
               TOTAL ACQUIRED INTANGIBLE ASSETS        $14                     $1               $15                     $1
                                                      ----                   ----              ----                   ----

Net amortization expense for the years ended December 31, 2009 and 2008 was $1 and $1, and included in other expense in the consolidated statement of operations. As of December 31, 2009, the weighted average amortization period was 20 years for servicing intangibles, 20 years for other and 20 years for total acquired intangible assets.

The following is detail of the net acquired intangible asset activity for the years ended December 31, 2009 and 2008:

                                            SERVICING
                                           INTANGIBLES        OTHER           TOTAL
----------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2009
BALANCE, BEGINNING OF YEAR                     $ 13             $ 1            $ 14
Acquisition of business                          --              --              --
Amortization, net of the accretion of
 interest                                        (1)             --              (1)
                                               ----            ----            ----
                    BALANCE, END OF YEAR        $12              $1             $13
                                               ----            ----            ----
FOR THE YEAR ENDED DECEMBER 31, 2008
BALANCE, BEGINNING OF YEAR                     $ --            $ --            $ --
                                               ----            ----            ----
Acquisition of business                          14               1              15
                                               ----            ----            ----
Amortization, net of the accretion of
 interest                                        (1)             --              (1)
                                               ----            ----            ----
                    BALANCE, END OF YEAR        $13              $1             $14
                                               ----            ----            ----

Estimated future net amortization expense for the succeeding five years is as follows:

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------
2010                                                                          $1
2011                                                                           1
2012                                                                           1
2013                                                                           1
2014                                                                           1
--------------------------------------------------------------------------------

For a discussion of present value of future profits that continue to be subject to amortization and aggregate amortization expense, see Note 6.

8. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

ACCOUNTING POLICY

The Company records the variable portion of individual variable annuities, 401(k), institutional, 403(b)/457, private placement life and variable life insurance products within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by the related liability changes reported in the same line item in the Consolidated Statements of Operations. The Company earns fees for investment management, certain administrative expenses, and mortality and expense risks assumed which are reported in fee income.

Certain contracts classified as universal life-type include death and other insurance benefit features including guaranteed minimum death benefits ("GMDB") offered with variable annuity contracts, or secondary guarantee benefits offered with universal life ("UL") insurance contracts. GMDBs have been written in various forms as described in this note. UL secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. These death and other insurance benefit features require an additional liability be held above the account value liability representing the policyholders' funds. This liability is reported in reserve for future policy benefits in the Company's Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses in the Company's Consolidated Statements of Operations.

Consistent with the Company's policy on DAC Unlock, the Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits, losses and loss adjustment expense. For further information on the DAC Unlock, see Note 6 Deferred Policy Acquisition Costs and Present Value of Future Benefits.

The Company reinsures the GMDBs associated with its in-force block of business. The Company also assumes, through reinsurance, minimum death, income, withdrawal and accumulation benefits offered by an affiliate. The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder's expected account value in proportion to the present value of total expected assessments. The additional death and other insurance benefits and net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments.

Changes in the gross GMDB and UL secondary guarantee benefits are as follows:

                                                                 UL SECONDARY
                                               GMDB (1)         GUARANTEES (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE AS OF JANUARY 1, 2009           $ 882              $ 40
Incurred                                            378                41
Unlock                                              547                (5)
Paid                                               (503)               --
                                               --------              ----
LIABILITY BALANCE AS OF DECEMBER 31,
 2009                                            $1,304               $76
                                               --------              ----

(1) The reinsurance recoverable asset related to the GMDB was $787 as of December 31, 2009. The reinsurance recoverable asset related to the UL Secondary Guarantees was $22 as of December 31, 2009.

                                                                 UL SECONDARY
                                                GMDB (1)        GUARANTEES (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE AS OF JANUARY 1, 2008           $ 531              $ 19
Incurred                                            231                21
Unlock                                              389                --
Paid                                               (269)               --
                                                 ------              ----
LIABILITY BALANCE AS OF DECEMBER 31, 2008          $882               $40
                                                 ------              ----

(1) The reinsurance recoverable asset related to the GMDB was $593 as of December 31, 2008. The reinsurance recoverable asset related to the UL Secondary Guarantees was $16 as of December 31, 2008.

During 2009, 2008 and 2007, there were no gains or losses on transfers of assets from the general account to the separate account.

The following table provides details concerning GMDB exposure as of December 31, 2009:

 BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY GMDB TYPE AT DECEMBER 31, 2009

                                                                                           RETAINED
                                                       ACCOUNT        NET AMOUNT          NET AMOUNT         WEIGHTED AVERAGE
                                                        VALUE           AT RISK             AT RISK            ATTAINED AGE
                                                       ("AV")         ("NAR") (9)        ("RNAR") (9)          OF ANNUITANT
---------------------------------------------------------------------------------------------------------------------------------
MAXIMUM ANNIVERSARY VALUE (MAV) (1)
MAV only                                                 $27,423          $8,408               $789                  67
With 5% rollup (2)                                         1,868             664                 52                  67
With Earnings Protection Benefit Rider (EPB) (3)           6,567           1,409                 29                  63
With 5% rollup & EPB                                         784             224                  9                  66
                                                     -----------       ---------            -------                 ---
Total MAV                                                 36,642          10,705                879                  64
Asset Protection Benefit (APB) (4)                        28,612           5,508              1,067                  64
Lifetime Income Benefit (LIB) (5)                          1,330             214                 66                  62
Reset (6) (5-7 years)                                      3,790             490                266                  67
Return of Premium (7)/Other                               21,446           1,445                331                  64
                                                     -----------       ---------            -------                 ---
SUBTOTAL U.S. GMDB (8)                                   $91,820         $18,362             $2,609                  65
Less: General Account Value with U.S. GMDB                 6,802
                                                     -----------       ---------            -------                 ---
SUBTOTAL SEPARATE ACCOUNT LIABILITIES WITH GMDB           85,018
Separate Account Liabilities without U.S. GMDB            65,362
                                                     -----------       ---------            -------                 ---
                 TOTAL SEPARATE ACCOUNT LIABILITIES     $150,380
                                                     -----------       ---------            -------                 ---
                           JAPAN GMDB AND GMIB (10)      $16,953           2,741                 --
                                                     -----------       ---------            -------                 ---

(1) MAV: the GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 (adjusted for withdrawals).

(2) Rollup: the GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

(3) EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract's growth. The contract's growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

(4) APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

(5) LIB GMDB is the greatest of current AV, net premiums paid, or for certain contracts a benefit amount that ratchets over time, generally based on market performance.

(6) Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 (adjusted for withdrawals).

(7)  ROP: the GMDB is the greater of current AV and net premiums paid.

(8) AV includes the contract holder's investment in the separate account and the general account.

(9) NAR is defined as the guaranteed benefit in excess of the current AV. RNAR is NAR reduced for reinsurances. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.

(10) Assumed GMDB includes a ROP and MAV (before age 80) paid in a single lump sum. GMIB is a guarantee to return initial investment, adjusted for earnings liquidity, paid through a fixed annuity, after a minimum deferral period of 10, 15 or 20 years. The guaranteed remaining balance ("GRB") related to the Japan GMIB was $19.1 billion and $20.1 billion as of December 31, 2009 and 2008, respectively. The GRB related to the Japan GMAB and GMWB was $522.2 and $490.5 as of December 31, 2009 and December 31, 2008. These liabilities are not included in the Separate Account as they are not legally insulated from the general account liabilities of the insurance enterprise. As of December 31, 2009, 59% of the AV and 52% of RNAR is reinsured to an affiliate. See Note 16 Transaction with Affiliates for further discussion.

See Note 3 for a description of the Company's guaranteed living benefits that are accounted for at fair value.

Account balances of contracts with guarantees were invested in variable separate accounts as follows:

                                           DECEMBER 31,         DECEMBER 31,
                                               2009                 2008
--------------------------------------------------------------------------------
Asset type
Equity securities (including mutual
 funds) (1)                                    $75,720              $63,114
Cash and cash equivalents                        9,298               10,174
                                             ---------            ---------
                                 TOTAL         $85,018              $73,288
                                             ---------            ---------

(1) As of December 31, 2009 and December 31, 2008, approximately 16% and 16%, respectively, of the equity securities above were invested in fixed income securities through these funds and approximately 84% and 84%, respectively, were invested in equity securities.

9. SALES INDUCEMENTS

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual and group annuity products. The expense associated with offering a bonus is deferred and amortized over the life of the related contract in a pattern consistent with the amortization of deferred policy acquisition costs. The Company unlocks the amortization of the sales inducement asset consistent with the DAC Unlock.

Changes in deferred sales inducement activity were as follows for the year ended December 31:

                                                         2009         2008
--------------------------------------------------------------------------------
Balance, January 1                                        $533         $459
Sales inducements deferred                                  43          137
Unlock                                                    (886)         (43)
Amortization charged to income                             (96)         (21)
                                                        ------       ------
                                 BALANCE, DECEMBER 31,    $194         $532
                                                        ------       ------

10. COMMITMENTS AND CONTINGENCIES

CONTINGENCIES

Management follows the requirements of accounting for contingencies. This statement requires management to evaluate each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at the "best estimate", or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated reserve of the low end of the range of losses.

ACCOUNTING POLICY

Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at the "best estimate", or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated reserve of the low end of the range of losses.

LITIGATION

The Company is involved in claims litigation arising in the ordinary course of business, both as a liability insurer defending or providing indemnity for third-party claims brought against insureds and as an insurer defending coverage claims brought against it. The Company accounts for such activity through the establishment of unpaid loss and loss adjustment expense reserves. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.

The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. These actions include, among others, putative state and federal class actions seeking certification of a state or national class. Such putative class actions have alleged, for example, improper sales practices in connection with the sale of life insurance and other investment products; and improper fee arrangements in connection with investment products and structured settlements. The Company also is involved in individual actions in which punitive damages are sought, such as claims alleging bad faith in the handling of insurance claims. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

BROKER COMPENSATION LITIGATION -- Following the New York Attorney General's filing of a civil complaint against Marsh & McLennan Companies, Inc., and Marsh, Inc. (collectively, "Marsh") in October 2004 alleging that certain insurance companies, including The Hartford, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them, private plaintiffs brought several lawsuits against The Hartford predicated on the allegations in the Marsh complaint, to which The Hartford was not party. Among these is a multidistrict litigation in the United States District Court for the District of New Jersey. There are two consolidated amended complaints filed in the multidistrict litigation, one related to conduct in connection with the sale of property-casualty insurance and the other related to alleged conduct in connection with the sale of group benefits products. The Company is named in the group benefits products complaint. The complaints assert, on behalf of a putative class of persons who purchased insurance through broker defendants, claims under the Sherman Act, the Racketeer Influenced and Corrupt Organizations Act ("RICO"), state law, and in the case of the group benefits products complaint, claims under the Employee Retirement Income Security Act of 1974 ("ERISA"). The claims are predicated upon allegedly undisclosed or otherwise improper payments of contingent commissions to the broker defendants to steer business to the insurance company defendants. The district court has dismissed the Sherman Act and RICO claims in both complaints for failure to state a claim and has granted the defendants' motions for summary judgment on the ERISA claims in the group-benefits products complaint. The district court further has declined to exercise supplemental jurisdiction over the state law claims, has dismissed those state law claims without prejudice, and has closed both cases. The plaintiffs have appealed the dismissal of claims in both consolidated amended complaints, except the ERISA claims.

STRUCTURE SETTLEMENT CLASS ACTION -- In October 2005, a putative nationwide class action was filed in the United States District Court for the District of Connecticut against the Company and several of its subsidiaries on behalf of persons who had asserted claims against an insured of a Hartford property & casualty insurance company that resulted in a settlement in which some or all of the settlement amount was structured to afford a schedule of future payments of specified amounts funded by an annuity from a Hartford life insurance company ("Structured Settlements"). The operative complaint alleges that since 1997 the Company has systematically deprived the settling claimants of the value of their damages recoveries by secretly deducting 15% of the annuity premium of every Structured Settlement to cover brokers' commissions, other fees and costs, taxes, and a profit for the annuity provider, and asserts claims under the Racketeer Influenced and Corrupt Organizations Act ("RICO") and state law. The plaintiffs seek compensatory damages, punitive damages, pre-judgment interest, attorney's fees and costs, and injunctive or other equitable relief. The Company vigorously denies that any claimant was misled or otherwise received less than the amount specified in the structured-settlement agreements. In March 2009, the district court certified a class for the RICO and fraud claims composed of all persons, other than those represented by a plaintiffs' broker, who entered into a Structured Settlement since 1997 and received certain written representations about the cost or value of the settlement. The district court declined to certify a class for the breach-of-contract and unjust-enrichment claims. The Company's petition to the United States Court of Appeals for the Second Circuit for permission to file an interlocutory appeal of the class-certification ruling was denied in October 2009. A trial on liability and the methodology for computing class-wide damages is scheduled to commence in September 2010. It is possible that an adverse outcome could have a material adverse effect on the Company's financial condition and consolidated results of operations or cash flows. The Company is defending this litigation vigorously.

DERIVATIVE COMMITMENTS

Certain of the Company's derivative agreements contain provisions that are tied to the financial strength ratings of the individual legal entity that entered into the derivative agreement as set by nationally recognized statistical rating agencies. If the insurance operating entity's financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the insurance operating entity's ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the insurance operating entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2009, is $473. Of this $473, the insurance operating entities have posted collateral of $454 in the normal course of business. Based on derivative market values as of December 31, 2009, a downgrade of one level below the current financial strength ratings by either Moody's or S&P could require approximately an additional $23 to be posted as collateral. These collateral amounts could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that we may be required to post is primarily in the form of U.S. Treasury bills and U.S. Treasury notes.

REGULATORY DEVELOPMENTS

On July 23, 2007, The Hartford entered into an agreement (the "Agreement") with the New York Attorney General's Office, the Connecticut Attorney General's Office, and the Illinois Attorney General's Office to resolve (i) the previously disclosed investigations by these Attorneys General regarding, among other things, The Hartford's compensation agreements with brokers, alleged participation in arrangements to submit inflated bids, compensation arrangements in connection with the administration of workers compensation plans and reporting of workers compensation premiums participants in finite reinsurance transactions, sale of fixed and individual annuities used to fund structured settlements, and marketing and sale of individual and group variable annuity products and (ii) the previously disclosed investigation by the New York Attorney General's Office of aspects of The Hartford's variable annuity and mutual fund operations related to market timing. In light of the Agreement, the Staff of the Securities and Exchange Commission has informed The Hartford that it has determined to conclude its previously disclosed investigation into market timing without recommending any enforcement action. Under the terms of the Agreement, The Hartford paid $115, of which $84 represents restitution for market timing, $5 represents restitution for issues relating to the compensation of brokers, and $26 is a civil penalty.

Hartford Life recorded charges of $54, after-tax, in the aggregate, none of which was attributed to the Company, through the first quarter of 2007 to establish a reserve for the market timing matters and, based on the settlement discussed above, Hartford Life recorded an additional charge of $21, after-tax, in the second quarter of 2007. In the second quarter of 2007, $75, after-tax, representing all of the charges that had been recorded at Hartford Life, was attributed to and recorded at the Company.

COMMITMENTS

The rent paid to Hartford Fire for operating leases entered into by the Company was $25, $14 and $27 for the years ended December 31, 2009, 2008 and 2007, respectively. Included in Hartford Fire's operating leases are the principal executive offices of Hartford Life Insurance Company, together with its parent, which are located in Simsbury, Connecticut. Rental expense for the facility located in Simsbury, Connecticut, which expired on December 31, 2008, as this operating lease has been be replaced by a capital lease between its parent Company HLA and Hartford Fire Insurance Company, amounted to approximately $0, $0 and $6 for the years ended December 31, 2009, 2008 and 2007, respectively.

Future minimum rental commitments on all operating leases are as follows:

2010                                                                         $17
2011                                                                          14
2012                                                                           9
2013                                                                           6
2014                                                                           2
Thereafter                                                                    --
                                                                            ----
                                                                     TOTAL   $48
                                                                            ----

UNFUNDED COMMITMENTS

As of December 31, 2009, the Company has outstanding commitments totaling $595, of which $437 is committed to fund limited partnerships and other alternative investments. These capital commitments may be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so. The remaining outstanding commitments are primarily related to various funding obligations associated with private placement securities and mortgage loans. These have a commitment period of one month to three years.

GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state's fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.

The Company accounts for guaranty fund and other insurance assessments in accordance with Statement of Position No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". Liabilities for guaranty fund and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2009 and 2008, the liability balance was $7 and $4, respectively. As of December 31, 2009 and 2008, $10 and $11, respectively, related to premium tax offsets were included in other assets.

11. INCOME TAX

The Company is included in The Hartford's consolidated Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, is consistent with the "parent down" approach. Under this approach, the Company's deferred tax assets and tax attributes are considered realized by it so long as the group is able to recognize (or currently use) the related deferred tax asset or attribute. Thus the need for a valuation allowance is determined at the consolidated return level rather than at the level of the individual entities comprising the consolidated group.

Income tax expense (benefit) is as follows:

                                                   FOR THE YEARS ENDED
                                                      DECEMBER 31,
--------------------------------------------------------------------------------
                                              2009            2008          2007
                                         ---------       ---------       -------
INCOME TAX EXPENSE (BENEFIT)
Current -- U.S. Federal                       $298           $(686)         $177
                                         ---------       ---------       -------
Deferred -- U.S. Federal Excluding NOL
 Carryforward                               (2,387)           (776)           75
 -- Net Operating Loss Carryforward            688            (719)           --
                                         ---------       ---------       -------
                         TOTAL DEFERRED     (1,699)         (1,495)           75
                                         ---------       ---------       -------
     TOTAL INCOME TAX EXPENSE (BENEFIT)    $(1,401)        $(2,181)         $252
                                         ---------       ---------       -------

Deferred tax assets (liabilities) include the following as of December 31:

                                                    2009            2008
--------------------------------------------------------------------------------
DEFERRED TAX ASSETS
Tax basis deferred policy acquisition costs            $596            $660
Net unrealized loss on investments                    1,258           2,924
Investment-related items                              1,637           2,424
NOL Carryover                                            80             768
Minimum tax credit                                      514             241
Capital Loss Carryforward                               256              24
Foreign tax credit carryovers                            50              18
Depreciable & Amortizable assets                         59              64
Other                                                    35              19
                                                  ---------       ---------
                       TOTAL DEFERRED TAX ASSETS      4,485           7,142
VALUATION ALLOWANCE                                     (80)            (49)
                                                  ---------       ---------
                         NET DEFERRED TAX ASSETS      4,405           7,093
                                                  ---------       ---------
DEFERRED TAX LIABILITIES
Financial statement deferred policy acquisition      (1,302)         (3,614)
 costs and reserves
Employee benefits                                       (37)            (35)
                                                  ---------       ---------
                  TOTAL DEFERRED TAX LIABILITIES     (1,339)         (3,649)
                                                  ---------       ---------
            TOTAL DEFERRED TAX ASSET (LIABILITY)     $3,066          $3,444
                                                  ---------       ---------

The Company had current federal income tax (payable)/ recoverable of $(15) and $566 as of December 31, 2009 and 2008, respectively.

In management's judgment, the net deferred tax asset will more likely than not be realized. Included in the deferred tax asset is the expected tax benefit attributable to foreign net operating losses of $290, which have no expiration. A valuation allowance of $80 has been recorded which relates to foreign operations. No valuation allowance has been recorded for realized or unrealized losses. In assessing the need for a valuation allowance, management considered taxable income in prior carryback years, future taxable income and tax planning strategies that include holding debt securities with market value losses until recovery, selling appreciated securities to offset capital losses, and sales of certain corporate assets. Such tax planning strategies are viewed by management as prudent and feasible and will be implemented if necessary to realize the deferred tax asset. However, we anticipate limited ability, going forward, to recognize a full tax benefit on realized losses which will result in additional valuation allowances.

If the Company were to follow a "separate entity" approach, it would have to record a valuation allowance of $387 related to realized capital losses. In addition, the current tax benefit related to any of the Company's tax attributes realized by virtue of its inclusion in The Hartford's consolidated tax return would have been recorded directly to surplus rather than income. These benefits were $65, $500 and $0 for 2009, 2008 and 2007 respectively.

The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2004. During the first quarter of 2009, the Company received notification of the approval by the Joint Committee on Taxation of the results of the 2002 through 2003 examination. As a result, the Company recorded a tax benefit of $4. The IRS examination of 2004 through 2006 was concluded in the fourth quarter of 2009. As a result, the Company recorded a tax benefit of $35. In addition, the Company is working with the IRS on a possible settlement of a DRD issue related to prior periods which, if settled, may result in the booking of tax benefits. Such benefits are not expected to be material to the statement of operations. The Company does not anticipate that any of these items will result in a significant change in the balance of unrecognized tax benefits within 12 months.

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2009            2008           2007
--------------------------------------------------------------------------------
Tax provision at the U.S. federal      $(1,245)        $(2,007)        $398
 statutory rate
Dividends received deduction              (181)           (176)        (155)
Penalties                                   --              --            7
Foreign related investments                 28               3           (4)
Other                                       (3)             (1)           6
                                     ---------       ---------       ------
                              TOTAL    $(1,401)        $(2,181)        $252
                                     ---------       ---------       ------

12. DEBT

In 2008, the Company made the decision to discontinue future issuances of consumer notes; this decision does not impact consumer notes currently outstanding.

Institutional began issuing consumer notes through its Retail Investor Notes Program in September 2006. A consumer note is an investment product distributed through broker-dealers directly to retail investors as medium-term, publicly traded fixed or floating rate, or a combination of fixed and floating rate, notes. Consumer notes are part of the Company's spread-based business and proceeds are used to purchase investment products, primarily fixed rate bonds. Proceeds are not used for general operating purposes. Consumer notes maturities may extend up to 30 years and have contractual coupons based upon varying interest rates or indexes (e.g. consumer price index) and may include a call provision that allows the Company to extinguish the notes prior to its scheduled maturity date. Certain Consumer notes may be redeemed by the holder in the event of death. Redemptions are subject to certain limitations, including calendar year aggregate and individual limits. The aggregate limit is equal to the greater of $1 or 1% of the aggregate principal amount of the notes as of the end of the prior year. The individual limit is $250 thousand per individual. Derivative instruments are utilized to hedge the Company's exposure to market risks in accordance with Company policy.

As of December 31, 2009 and 2008 $1,136 and $1,210, respectively, of consumer notes were outstanding. As of December 31, 2009, these consumer notes have interest rates ranging from 4% to 6% for fixed notes and, for variable notes, based on December 31, 2009 rates, either consumer price index plus 80 to 260 basis points, or indexed to the S&P 500, Dow Jones Industrials, foreign currency, or the Nikkei 225. The aggregate maturities of Consumer Notes are as follows: $24 in 2010, $120 in 2011, $274 in 2012 and $200 in 2013, and $518
thereafter. For 2009 and 2008, interest credited to holders of consumer notes was $51 and $59, respectively.

13. STATUTORY RESULTS

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition costs and limit deferred income taxes, life benefit reserves predominately use interest rate and mortality assumptions prescribed by the NAIC, bonds are generally carried at amortized cost and reinsurance assets and liabilities are presented net of reinsurance.

The statutory net income amounts for the years ended December 31, 2008 and 2007, and the statutory capital and surplus amounts as of December 31, 2008 and 2007 in the table below are based on actual statutory filings with the applicable regulatory authorities. The statutory net income amounts for the year ended December 31, 2009 the statutory capital and surplus amounts as of December 31, 2009 are estimates, as the respective 2009 statutory filings have not yet been made.

                                        FOR THE YEARS ENDED
                                            DECEMBER 31,
                                 2009           2008          2007
--------------------------------------------------------------------
Statutory net income              $(539)       $(2,533)         $255
                                -------       --------       -------
Statutory capital and surplus    $5,365         $4,073        $4,448
                                -------       --------       -------

The Company received approval from with the Connecticut Insurance Department regarding the use of two permitted practices in its statutory financial statements and those of its Connecticut-domiciled life insurance subsidiaries as of December 31, 2008. The first permitted practice related to the statutory accounting for deferred income taxes. Specifically, this permitted practice modified the accounting for deferred income taxes prescribed by the NAIC by increasing the realization period for deferred tax assets from one year to three years and increasing the asset recognition limit from 10% to

15% of adjusted statutory capital and surplus. The benefits of this permitted practice could not be considered by the Company when determining surplus available for dividends. The second permitted practice related to the statutory reserving requirements for variable annuities with guaranteed living benefit riders. Actuarial guidelines prescribed by the NAIC required a stand-alone asset adequacy analysis reflecting only benefits, expenses and charges that are associated with the riders for variable annuities with guaranteed living benefits. The permitted practice allowed for all benefits, expenses and charges associated with the variable annuity contract to be reflected in the stand-alone asset adequacy test. These permitted practices resulted in an increase to the Company's estimated statutory surplus of $956 as of December 31, 2008. The effects of these permitted practices are included in the 2008 amounts in the table above.

In December, 2009 the NAIC issued SSAP 10R which modified the accounting for deferred income taxes prescribed by the NAIC by increasing the realization period for deferred tax assets from one year to three years and increasing the asset recognition limit from 10% to 15% of adjusted statutory capital and surplus. SSAP 10R will expire for periods after December 31, 2010.

14. PENSION PLANS, POSTRETIREMENT, HEALTH CARE AND LIFE INSURANCE BENEFIT AND SAVINGS PLANS

PENSION PLANS

Hartford Life's employees are included in The Hartford's non-contributory defined benefit pension and postretirement health care and life insurance benefit plans. Defined benefit pension expense, postretirement health care and life insurance benefits expense allocated by The Hartford to the Company, was $32, $24 and $22 for the years ended December 31, 2009, 2008 and 2007, respectively.

INVESTMENT AND SAVINGS PLAN

Substantially all U.S. employees are eligible to participate in The Hartford's Investment and Savings Plan under which designated contributions may be invested in common stock of The Hartford or certain other investments. These contributions are matched, up to 3% of compensation, by the Company. In 2004, the Company began allocating a percentage of base salary to the Plan for eligible employees. In 2009, employees whose prior year earnings were less than $105,000 received a contribution of 1.5% of base salary and employees whose prior year earnings were more than $105,000 received a contribution of 0.5% of base salary. The cost to Hartford Life for this plan was approximately $13, $10 and $11 for the years ended December 31, 2009, 2008 and 2007, respectively.

15. STOCK COMPENSATION PLANS

Hartford Life's employees are included in The Hartford 2005 Incentive Stock Plan, The Hartford Employee Stock Purchase Plan and The Hartford Deferred Stock Unit Plan.

The Hartford has three primary stock-based compensation plans which are described below. Shares issued in satisfaction of stock-based compensation may be made available from authorized but unissued shares, shares held by The Hartford in treasury or from shares purchased in the open market. In 2009 and 2008, The Hartford issued shares from treasury in satisfaction of stock-based compensation. In 2007, The Hartford issued new shares in satisfaction of stock-based compensation. Hartford Life was allocated compensation expense of $25 million, $18 million and $21 million for the years ended December 31, 2009, 2008 and 2007, respectively. Hartford Life's income tax benefit recognized for stock-based compensation plans was $7 million, $5 million and $7 million for the years ended December 31, 2009, 2008 and 2007, respectively. Hartford Life did not capitalize any cost of stock-based compensation.

Stock Plan

In 2005, the shareholders of The Hartford approved The Hartford 2005 Incentive Stock Plan (the "2005 Stock Plan"), which superseded and replaced The Hartford Incentive Stock Plan and The Hartford Restricted Stock Plan for Non-employee Directors. The terms of the 2005 Stock Plan are substantially similar to the terms of these superseded plans.

The 2005 Stock Plan provides for awards to be granted in the form of non-qualified or incentive stock options qualifying under Section 422 of the Internal Revenue Code, stock appreciation rights, restricted stock units, restricted units, restricted stock, performance shares, or any combination of the foregoing.

The fair values of awards granted under the 2005 Stock Plan are generally measured as of the grant date and expensed ratably over the awards' vesting periods, generally three years. For stock option awards granted or modified in 2006 and later, the Company began expensing awards to retirement-eligible employees hired before January 1, 2002 immediately or over a period shorter than the stated vesting period because the employees receive accelerated vesting upon retirement and therefore the vesting period is considered non-substantive. All awards provide for accelerated vesting upon a change in control of The Hartford as defined in the 2005 Stock Plan.

Stock Option Awards

Under the 2005 Stock Plan, options granted have generally an exercise price equal to the market price of The Hartford's common stock on the date of grant, and an option's maximum term is ten years. Certain options become exercisable over a three year period commencing one year from the date of grant, while certain other options become exercisable at the later of the three years from the date of grant or upon the attainment of specified market appreciation of The Hartford's common shares. For any year, no individual employee may receive an award of options for more than 1,000,000 shares. As of December 31, 2008, The Hartford had not issued any incentive stock options under any plans.

For all options granted or modified on or after January 1, 2004, The Hartford uses a hybrid lattice/Monte-Carlo based option valuation model (the "valuation model") that incorporates the possibility of early exercise of options into the valuation. The valuation model also incorporates The Hartford's historical termination and exercise experience to determine the option value.

Share Awards

Share awards are valued equal to the market price of The Hartford's common stock on the date of grant, less a discount for those awards that do not provide for dividends during the vesting period. Share awards granted under the 2005 Plan and outstanding include restricted stock units, restricted stock and performance shares. Generally, restricted stock units vest after three years and restricted stock vests in three to five years. Performance shares become payable within a range of 0% to 200% of the number of shares initially granted based upon the attainment of specific performance goals achieved over a specified period, generally three years. The maximum award of restricted stock units, restricted stock or performance shares for any individual employee in any year is 200,000 shares or units.

Restricted Unit awards

In 2009, The Hartford began issuing restricted units as part of The Hartford's 2005 Stock Plan. Restricted stock unit awards under the plan have historically been settled in shares, but under this award will be settled in cash and are thus referred to as "Restricted Units". The economic value recipients will ultimately realize will be identical to the value that would have been realized if the awards had been settled in shares, i.e., upon settlement, recipients will receive cash equal to The Hartford's share price multiplied by the number of restricted units awards.

Deferred Stock Unit Plan

Effective July 31, 2009, the Compensation and Personnel Committee of the Board authorized The Hartford Deferred Stock Unit Plan ("Deferred Stock Unit Plan"), and, on October 22, 2009, it was amended. The Deferred Stock Unit Plan provides for contractual rights to receive cash payments based on the value of a specified number of shares of stock. The Deferred Stock Unit Plan provides for two award types, Deferred Units and Restricted Units. Deferred Units are earned ratably over a year, based on the number of regular pay periods occurring during such year. Deferred Units are credited to the participants account on a quarterly basis based on the market price of the Company's common stock on the date of grant and are fully vested at all times. Deferred Units credited to employees prior to January 1, 2010 (other than senior executive officers hired on or after October 1, 2009) are not paid until after two years from their grant date. Deferred Units credited on or after January 1, 2010 (and any credited to senior executive officers hired on or after October 1, 2009) are paid in three equal installments after the first, second and third anniversaries of their grant date. Restricted Units are intended to be incentive compensation and unlike Deferred Units, vest over time, generally three years, and are subject to forfeiture. The Deferred Stock Unit Plan is structured consistent with the limitations and restrictions on employee compensation arrangements imposed by the Emergency Economic Stabilization Act of 2008 and the TARP Standards for Compensation and Corporate Governance Interim Final Rule issued by the U.S. Department of Treasury on June 10, 2009.

Employee Stock Purchase Plan

In 1996, The Hartford established The Hartford Employee Stock Purchase Plan ("ESPP"). Under this plan, eligible employees of The Hartford may purchase common stock of The Hartford at a 15% discount from the lower of the closing market price at the beginning or end of the offering period. Employees purchase a variable number of shares of stock through payroll deductions elected as of the beginning of the period. The fair value is estimated based on the 15% discount off of the beginning stock price plus the value of six-month European call and put options on shares of stock at the beginning stock price calculated using the Black-Scholes model.

Effective with the offering period beginning January 2010, the discount rate will change to 5% and the discounted price will be based on the market price per share on the last trading day of the offering period.

16. TRANSACTIONS WITH AFFILIATES

PARENT COMPANY TRANSACTIONS

Transactions of the Company with Hartford Fire Insurance Company, Hartford Holdings and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions. In addition, an affiliated entity purchased group annuity contracts from the Company to fund structured settlement periodic payment obligations assumed by the affiliated entity as part of claims settlements with property casualty insurance companies and self-insured entities. As of December 31, 2009 and 2008 the Company had $50 billion and $49 billion of reserves for claim annuities purchased by affiliated entities. For the year ended December 31, 2009, 2008 and 2007, the Company recorded earned premiums of $285, $461 and $525 for these intercompany claim annuities. Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses are initially paid by The Hartford. Direct expenses are allocated to the Company using specific identification, and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

The Company has issued a guarantee to retirees and vested terminated employees ("Retirees") of The Hartford Retirement Plan for U.S. Employees ("the Plan") who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree's designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.

REINSURANCE ASSUMED FROM AFFILIATES

Hartford Life sells fixed market value adjusted ("MVA") annuity products to customers in Japan. The yen based MVA product is written by the Hartford Life Insurance KK ("HLIKK"), a wholly owned Japanese subsidiary of Hartford Life and subsequently reinsured to the Company. As of December 31, 2009 and 2008, $2.6 billion and $2.8 billion, respectively, of the account value had been assumed by the Company. Effective August 31, 2005, a subsidiary of the Company, Hartford Life and Annuity Insurance Company ("HLAI"), entered into a reinsurance agreement with Hartford Life Insurance KK ("HLIKK") a wholly owned Japanese subsidiary of Hartford Life, Inc. ("Hartford Life"). Through this agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by HLIKK on its variable annuity business. Effective July 31, 2006, the agreement was modified to include the GMDB on covered contracts that have an associated GMIB rider. The modified reinsurance agreement applies to all contracts, GMIB riders and GMDB riders in-force and issued as of July 31, 2006 and prospectively, except for policies and GMIB riders issued prior to April 1, 2005, which were recaptured. Additionally, a tiered reinsurance premium structure was implemented. GMIB riders issued by HLIKK subsequent to April 1, 2005 continue to be reinsured by HLAI. While the form of the agreement between HLAI and HLIKK for GMIB business is reinsurance, in substance and for accounting purposes the agreement is a free standing derivative. As such, the reinsurance agreement for GMIB business is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income. The fair value of GMIB liability at December 31, 2009 and December 31, 2008 is $1.4 billion and $2.6 billion (of which $148 relates to the adoption of fair value), respectively.

Effective September 30, 2007, HLAI entered into another reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMAB, GMIB and GMDB riders issued by HLIKK on certain of its variable annuity business. The reinsurance of the GMAB riders is accounted for as a free-standing derivative recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income. Accordingly, the reinsurance of the GMAB is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income. The fair value of the GMAB is a liability of $1 and $1 at December 31, 2009, and 2008, respectively. This treaty covered HLIKK's "3 Win" annuity. This product contains a GMIB feature that triggers at a float value of 80% of original premium and gives the policyholder an option to receive either an immediate withdrawal of account value without surrender charges or a payout annuity of the original premium over time. As a result of capital markets underperformance, 97% of contracts, a total of $3.1 billion triggered during the fourth quarter of 2008, and of this amount $2.2 billion have elected the payout annuity. The Company received the proceeds of this triggering impact, net of the first annuity payout, through a structured financing transaction with HLIKK and will pay the associated benefits to HLIKK over a 12-year payout.

Effective February 29, 2008, HLAI entered into another reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMWB riders issued by HLIKK on certain variable annuity business. The reinsurance of the GMWB riders is accounted for as a free-standing derivative recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income. The fair value of the GMWB was a liability of $13 and $34 at December 31, 2009 and 2008, respectively.

The Reinsurance Agreement for GMDB business is accounted for as a Death Benefit and Other Insurance Benefit Reserves which is not reported at fair value. As of December 31, 2009 the liability for the assumed reinsurance of the GMDB and the net amount at risk was $52 and $2.7 billion respectively. As of December 31, 2008 the liability for the assumed reinsurance of the GMDB and the net amount at risk was $14 and $4.3 billion, respectively.

REINSURANCE CEDED TO AFFILIATES

Effective October 1, 2009, HLAI entered into a modified coinsurance and coinsurance with funds withheld reinsurance agreement with an affiliated captive reinsurer, White River Life Reinsurance ("WRR"). The agreement provides that HLAI will cede, and the affiliated captive reinsurer will reinsure 100% of the in-force and prospective variable annuities and riders written or reinsured by HLAI summarized below:

-   Direct written variable annuities and the associated GMDB and GMWB riders.

- Variable annuity contract rider benefits written by HLIKK, which are reinsured to HLAI.

- Annuity contracts and riders written by Union Security Insurance Company, an affiliate, that are reinsured to HLAI.

- Annuitizations of and certain other settlement options offered under deferred annuity contracts

Under modified coinsurance, the assets and the liabilities associated with the reinsured business will remain on the consolidated balance sheet of HLIC in segregated portfolios, and the affiliated reinsurer will receive the economic risks and rewards related to the reinsured business through modco adjustments.

The consolidated balance sheet as of December 31, 2009 reflects the unlock of deferred policy acquisition costs, unearned revenue reserves and sales inducement assets which were reduced by $1,883, $93 and $218, respectively related to the direct U.S. variable annuity business of HLAI. In addition, the balance sheet reflects a modco reinsurance receivable of $182 and a deposit liability of $600 from the affiliated captive reinsurer as well as a net reinsurance recoverable of $761 related to this agreement. This reinsurance recoverable is comprised of an embedded derivative.

Under the coinsurance funds withheld portion of the agreement, HLIC's balance sheet as of December 31, 2009 reflected a reduction in reserves of $143 which were passed to WRR and an offsetting funds withheld liability.

The initial fair value of the derivative associated with the ceded business was recorded as an in substance capital contribution between these related parties of $887 after-tax.

At inception of the contract, HLIC recognized in net income the unlock of the unearned revenue reserve, sales inducement asset and deferred policy acquisition costs related to the direct U.S. variable annuity business of HLAI as well as the impact of remitting the premiums and reserves to WRR. The following table illustrates the transaction's impact at inception on the Company's Statement of
Operations:

Fee income and other                                                              $84
Earned premiums                                                                   (50)
                                                                             --------
Total revenues                                                                     34
                                                                             --------
Benefits, losses and loss adjustment expenses                                     168
Amortization of deferred policy acquisition value of future profits             1,883
Other expenses                                                                     (9)
                                                                             --------
Total expenses                                                                  2,042
                                                                             --------
Loss before income taxes                                                       (2,008)
                                                                             --------
Income tax benefit                                                               (703)
                                                                             --------
                                                                   NET LOSS   $(1,305)
                                                                             --------

In addition to these impacts upon inception, this transaction transfers the economics of a portion of the Company's direct and all of the Company's assumed GMIB, GMAB, and GMWB exposures to WRR. In the fourth quarter, the Company recognized a reduction of the direct and assumed liability ceded in this transaction along with a corresponding realized capital loss associated with the reduction in value of the embedded and freestanding derivative.

Effective November 1, 2007, a subsidiary insurance company ("Ceding Company") entered into a coinsurance with funds withheld and modified coinsurance reinsurance agreement ("Agreement") with an affiliate reinsurance company ("Reinsurer") to provide statutory surplus relief for certain life insurance policies. The Agreement is accounted for as a financing transaction for GAAP. A standby unaffiliated third party Letter of Credit ("LOC") supports a portion of the statutory reserves that have been ceded to the Reinsurer.

17. RESTRUCTURING, SEVERANCE AND OTHER COSTS

In the year ended December 31, 2009, the Company completed a review of several strategic alternatives with a goal of preserving capital, reducing risk and stabilizing its ratings. These alternatives included the potential restructuring, discontinuation or disposition of various business lines. Following that review, the Company announced that it would suspend all new sales in the European's operations and that it was evaluating strategic options with respect to its Institutional Markets businesses. The Company has also executed on plans to change the management structure of the organization and fundamentally reorganized the nature and focus of the Company's operations. These plans resulted in termination benefits to current employees, costs to terminate leases and other contracts and asset impairment charges. The Company will complete these restructuring activities and execute final payment by December 2010.

Termination benefits related to workforce reductions and lease and other contract terminations have been accrued through December 31, 2009. Asset impairment charges have also been recorded in 2009. No significant additional costs are expected.

The following pre-tax charges were incurred during the year-ended December 31, 2009 in connection with the restructuring initiatives previously announced:

TOTAL RESTRUCTURING COSTS
------------------------------------------------------------------
Severance benefits                                             $19
Asset impairment charges                                        26
Other contract termination charges                               5
                                                              ----
 TOTAL RESTRUCTURING, SEVERANCE AND OTHER COSTS FOR THE YEAR
                                     ENDED DECEMBER 31, 2009   $50
                                                              ----

As of December 31, 2009 the liability for other contract termination charges was $5 as there were no payments made during the year ended December 31, 2009 for these charges. Amounts incurred during the year ended December 31, 2009 were recorded in the Life Other segment as other expenses.

18. SALE OF JOINT VENTURE INTEREST IN ICATU HARTFORD SEGUROS, S.A.

On November 23, 2009, in keeping with the Company's June 2009 announcement to return to its historical strengths as a U.S.-centric insurance company, the Company entered into a Share Purchase Agreement to sell its joint venture interest in ICATU Hartford Seguros, S.A., ("IHS"), its Brazilian insurance operation, to its partner, ICATU Holding S.A., for $135. The transaction is expected to close in the first quarter of 2010. IHS primarily sells life insurance policies, capitalization products and private pension plans. The investment in IHS was reported by the Company as an equity method investment in Other Assets. As a result of the asset impairment charge, net of unrealized capital gains and foreign currency translation adjustments, the Company incurred an approximate $51 loss, pre-tax, or $44 loss, after-tax.

19. QUARTERLY RESULTS FOR 2009 AND 2008 (UNAUDITED)

                                MARCH 31,                   JUNE 30,
                           2009          2008          2009          2008
---------------------------------------------------------------------------
Revenues                   $3,149          $202        $1,714        $2,070
Benefits, claims and
 expenses                   3,529         1,187         1,403         1,630
Net income (loss)            (213)         (568)          216           362
                          -------       -------       -------       -------

                              SEPTEMBER 30,                 DECEMBER 31,
                           2009           2008           2009           2008
------------------------  ---------------------------------------------------------
Revenues                     $392           $(77)          $845          $(477)
Benefits, claims and
 expenses                   1,549          2,804          3,167          1,937
Net income (loss)            (713)        (1,823)        (1,447)        (1,525)
                          -------       --------       --------       --------